UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number File No. 811-09301

TIAA-CREF FUNDS

(Exact Name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017-3206

(Address of Principal Executive Offices) (Zip code)

Jeremy D. Franklin, Esq.

TIAA-CREF Funds

8500 Andrew Carnegie Blvd.

Charlotte, N.C. 28262-8500

(Name and address of agent for service)

Registrant’s telephone number, including area code: 704-595-1000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Item 1. Reports to Stockholders.

TIAA-CREF Funds	October 31, 2021

TIAA-CREF
Equity Funds

The annual report contains the audited financial statements.

Fund name	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W
Growth & Income Fund	TIGRX	TGIHX	TRPGX	TRGIX	TIIRX	TGIWX
Large-Cap Growth Fund	TILGX	TILHX	TILPX	TILRX	TIRTX	TILWX
Large-Cap Value Fund	TRLIX	TRLHX	TRCPX	TRLCX	TCLCX	TRLWX
Mid-Cap Growth Fund	TRPWX	TCMHX	TRGPX	TRGMX	TCMGX	—
Mid-Cap Value Fund	TIMVX	TRVHX	TRVPX	TRVRX	TCMVX	—
Quant Small-Cap Equity Fund	TISEX	TSCHX	TSRPX	TRSEX	TCSEX	TSCWX
Quant Small/Mid-Cap Equity Fund	TSMWX	TSMNX	TSMMX	TSMOX	TSMEX	TSMUX
Social Choice Equity Fund	TISCX	TICHX	TRPSX	TRSCX	TICRX	—
Social Choice Low Carbon Equity Fund	TNWCX	TCCHX	TPWCX	TEWCX	TLWCX	—
Emerging Markets Equity Fund	TEMLX	TEMHX	TEMPX	TEMSX	TEMRX	TEMVX
International Equity Fund	TIIEX	TIEHX	TREPX	TRERX	TIERX	TIEWX
International Opportunities Fund	TIOIX	TIOHX	TIOPX	TIOTX	TIOSX	TIOVX
Quant International Small-Cap Equity Fund	TIISX	TAISX	TPISX	TTISX	TLISX	TAIWX
Social Choice International Equity Fund	TSONX	TSOHX	TSOPX	TSOEX	TSORX	—

Annual
Report

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the TIAA-CREF Funds’ (the “Funds”) annual and semiannual shareholder reports will not be sent to you by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on TIAA’s website, TIAA.org, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by either (1) updating your account settings at TIAA.org/eDelivery, if you invest in the Funds directly or hold your Fund shares through a TIAA-affiliated financial intermediary, account or retirement plan (each, a “TIAA Account”), or (2) contacting your financial intermediary (such as a broker/dealer or bank) through which you hold Fund shares.

If you invest directly with the Funds or through a TIAA Account, you may elect to receive all future shareholder reports in paper free of charge by updating your account settings at TIAA.org/eDelivery or by calling 800-842-2252 during regular business hours. If you invest through another financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Funds or through a TIAA Account, or to all funds held through your financial intermediary.

Understanding this report

For the purposes of this report, “TIAA-CREF Funds” refers only to the TIAA-CREF Equity Funds listed on the cover of this report.

This annual report contains information about certain TIAA-CREF Funds and describes their results for the twelve months ended October 31, 2021. The report contains four main sections:

•	A letter from Brad Finkle, President of the TIAA-CREF Fund Complex.
•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of October 31, 2021.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. To see the risks of investing in any fund, please read the latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our websites at TIAA.org or nuveen.com, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	3

Brad Finkle

Letter to investors

Global stock markets delivered strong gains for the twelve months ended October 31, 2021. The U.S. economy expanded at a robust pace as COVID-19 restrictions were eased and business activity increased. The Federal Reserve maintained an accommodative monetary policy, while the federal government continued to provide fiscal stimulus. Economic recovery was mixed elsewhere around the world as growth rates varied among individual countries and regions. For the twelve months:

•  The Russell 3000® Index, which measures the performance of the broad U.S. stock market, climbed 43.9%. Please see page 8 for benchmark definitions.

•  The MSCI EAFE® Index, which represents stocks in 21 developed-markets nations outside North America, gained 34.2%.

•  The MSCI Emerging Markets Index, which tracks the performance of stocks in 27 developing nations, returned 17.0%.

•  Institutional Class returns were positive for all 14 TIAA-CREF Equity Funds. Eight of the funds outperformed their respective benchmarks for the period.

U.S. economy grew at a solid pace

Domestic stocks registered impressive gains for the twelve months as the economy grew at a solid pace, and the country continued to recover from the pandemic. The U.S. economy expanded during the fourth quarter of 2020, and growth accelerated over the following six months. Economic activity slowed late in the period as supply-chain bottlenecks limiting the delivery of certain products were felt throughout the country, and companies struggled to find workers. Unemployment declined steadily during the period, while inflation accelerated. The Fed maintained short-term interest rates at historically low levels but planned to reduce the pace of its bond-buying program designed to support the economy and credit markets.

For the twelve months, small-cap stocks outperformed large caps, while value shares outpaced growth equities across all size categories. (Returns by investment style and capitalization size are based on the Russell indexes.)

Foreign developed markets delivered impressive returns

Foreign developed-markets stocks climbed higher despite varying rates of economic growth around the world. The economy of the 19-nation euro area contracted in the fourth quarter of 2020 and the first quarter of 2021 before returning to moderate growth over the next two quarters. Among developing markets, China’s economy expanded at an impressive pace early in the period, but growth decelerated year-over-year during the second and third quarters of 2021. The European Central Bank and the Bank of England both maintained benchmark interest rates at near-zero levels over the twelve months.

Emerging markets lagged foreign developed and U.S. stocks

Broad gains by emerging-markets equities were partially offset by a decline in Chinese stocks. Nearly all of the 27 countries tracked by the MSCI Emerging Markets Index posted positive returns. However, China is by far the index’s largest component, accounting for almost 35.0% of its weighting at the end of the period. Stocks in Taiwan and South Korea, the next two largest components in the index, both produced gains that surpassed the overall return of the benchmark.

4	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

Eight funds outperformed their benchmarks

All 14 TIAA-CREF Equity Funds produced positive results, and eight outpaced the returns of their respective benchmarks, reflecting beneficial stock allocation decisions. Gains for the twelve months ranged from 62.8% for the Quant Small/Mid-Cap Equity Fund to 2.4% for the Emerging Markets Equity Fund. (All fund returns are for the Institutional Class.)

Fund performances generally reflected market trends favoring small-cap and value-oriented stocks. The Quant Small/Mid-Cap Equity Fund and the Quant Small-Cap Equity Fund advanced 62.8% and 62.0%, respectively, outperforming their respective benchmarks, the Russell 2500® Index and the Russell 2000® Index.

The Mid-Cap Value Fund advanced 50.1%, surpassing the Russell Midcap® Value Index, and the Large-Cap Value Fund gained 47.3% to outperform the Russell 1000® Value Index.

The Social Choice Low Carbon Equity Fund returned 44.6%, and the Social Choice Equity Fund gained 44.1%, both exceeding the performance of their shared Russell 3000 Index benchmark.

The Growth & Income Fund advanced 42.3% but lagged its benchmark, the S&P 500® Index. The Large-Cap Growth Fund gained 37.4%, and the Mid-Cap Growth Fund returned 37.3%, but both also trailed their respective benchmarks, the Russell 1000 Growth Index and the Russell Midcap Growth Index.

Among foreign equity funds, the Social Choice International Equity Fund gained 35.7%, and the International Equity Fund advanced 35.6%. Both funds outpaced their common benchmark, the MSCI EAFE Index.

The Quant International Small-Cap Equity Fund returned 35.4%, trailing the MSCI All Country World (ACWI) ex USA Small Cap Index, while the International Opportunities Fund gained 29.2%, trailing the MSCI ACWI ex USA Index. The Emerging Markets Equity Fund also lagged its benchmark, the MSCI Emerging Markets Index.

A detailed overview of the financial markets during the twelve-month period appears on page 6, and a discussion of how each fund performed in relation to its benchmark begins on page 10.

Staying on course to achieve long-term goals

Over the last twelve months, the global economy has rebounded strongly from the COVID-19 pandemic, showing an impressive resilience and alleviating the concerns of many investors. The events of the past two years illustrate two key investment principles. First, no one can predict the future direction of the financial markets. Secondly, as a result, it is important to have a long-term financial plan and stay focused on that plan during the inevitable periods of volatility. We believe that by working with a financial advisor and maintaining a diversified portfolio of mutual funds that invest in different asset classes—including equities—investors can achieve their long-term investment objectives. Of course, diversification does not guarantee against market losses.

If you have any questions or would like to talk about the current status of your portfolio, please don’t hesitate to contact your financial advisor or call a TIAA financial consultant at 800-842-2252. We are always here to help.

/s/ Brad Finkle

Brad Finkle

President of the TIAA-CREF Fund Complex

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	5

Market monitor

Strong market rally led stocks higher

For the twelve-month period ended October 31, 2021, U.S. equities registered powerful gains as the country continued its economic expansion. The Russell 3000® Index, a broad measure of U.S. stock market performance, advanced by an impressive 43.9%, while international developed- and emerging-markets equities recorded double-digit returns.

U.S. economy expanded at a robust pace

During the period, the U.S. economy grew as pandemic-related restrictions continued to ease and businesses returned to a more normal pace of activity. Government stimulus and strong consumer spending also helped drive a rate of expansion that peaked in the middle of the period. Economic growth slowed in the third quarter of 2021 amid concerns over a spike in inflation, as energy prices rose and supply-chain bottlenecks became more widespread. Real gross domestic product (GDP), which measures the value of all goods and services produced in the United States, grew at an annualized rate of 4.5% during the fourth quarter of 2020. GDP expanded by 6.3% in the first quarter of 2021 and 6.7% in the second before slowing to 2.0% in the third quarter of the year, according to the government’s “advance” estimate.

The unemployment rate declined steadily throughout the period, falling from 6.7% in November 2020 to 4.6% in October 2021—its lowest level since March 2020.

Small-cap value stocks led performance

U.S. stocks surpassed foreign equities

Source: U.S. large-cap growth: Russell 1000® Growth Index; U.S. large-cap value: Russell 1000 Value Index; U.S. mid-cap growth: Russell Midcap® Growth Index; U.S. mid-cap value: Russell Midcap Value Index; U.S. small-cap growth: Russell 2000® Growth Index; U.S. small-cap value: Russell 2000 Value Index; Foreign developed markets: MSCI EAFE® Index; Emerging markets: MSCI Emerging Markets Index. Twelve month returns as of October 31, 2021.

Annualized core inflation, which includes all items except food and energy, rose 4.6% in October 2021. Meanwhile, oil prices moved sharply higher amid growing demand. The price of West Texas Intermediate (WTI) crude oil climbed from nearly $37 per barrel on November 2, 2020, to more than $83 on October 29, 2021. WTI prices peaked at more than $85 per barrel in the final week of the period, the highest level in seven years.

Value stocks and small-cap shares performed best

Among U.S. stock market investment styles, small-cap shares outpaced large- and mid-cap equities, while value stocks topped growth shares in all size categories. Small-cap stocks advanced 50.8%, while mid-cap shares gained 45.4% and large-cap equities returned 43.5%. Among small caps, value stocks advanced 64.3%, while growth shares gained 38.5%. Within the mid-cap category, value shares returned 48.6% and growth stocks advanced 39.4%. Large-cap value equities gained 43.8%, while large-cap growth shares returned 43.2%. (Returns by investment style and capitalization size are based on the Russell indexes.)

Foreign stocks also posted strong returns, though most of their gains were achieved early in the period. The MSCI EAFE® Index, which tracks stock performance in 21 developed-markets countries outside North America, advanced 34.2%. The MSCI Emerging Markets Index returned 17.0%.

Economic growth boosted U.S. stocks

For the twelve-month period, U.S. equities appreciated as the economy expanded, albeit at a slower pace in the third quarter of 2021. The Federal Reserve kept the federal funds target rate unchanged, maintaining the key short-term interest-rate measure at 0.00%–0.25%. The Fed also continued a bond-buying program to support the economy and credit markets during the period, though policymakers said they intended to begin tapering the size of monthly purchases beginning in November 2021.

Economic recovery was mixed elsewhere around the world. The economy of the 19-nation euro area contracted year-over-year in the fourth quarter of 2020 and the first quarter of 2021 before expanding at moderate rates over the following two quarters. China’s economy grew by 6.5% year-over-year in the fourth quarter of 2020 and by a remarkable 18.3% in the first quarter of 2021. In the second and third quarters, however, China’s year-over-year growth decelerated to 7.9% and 4.9%, respectively. Most global central banks continued to maintain highly accommodative monetary policies. The European Central Bank left its benchmark interest rates unchanged within a near-zero range, while the Bank of England held its benchmark rate at 0.1%.

6	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our websites at TIAA.org or nuveen.com; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-PORT filings. Form N-CSR filings are as of October 31 or April 30; Form N-PORT filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. Call 202-551-8090 for more information.

Proxy voting

TIAA-CREF Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, LLC. The members of these teams are responsible for the day-to-day investment management of the funds.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	7

About the funds’ benchmarks

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI All Country World ex USA Index measures the performance of large- and mid-cap stocks in 49 developed- and emerging-markets countries, excluding the United States.

The MSCI EAFE® Index measures the performance of the leading stocks in 21 developed-markets countries outside North America—in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index measures the performance of the leading stocks in 27 emerging-markets countries in Europe, Asia, Africa, Latin America and the Middle East.

Large-cap indexes

The S&P 500® Index is a market capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Mid-cap indexes

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher relative forecasted growth rates and price/book ratios.

The Russell Midcap Value Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower relative forecasted growth rates and price/book ratios.

Small/mid-cap index

The Russell 2500® Index is a subset of the Russell 3000 Index and measures the smallest 2,500 companies, covering small- and mid-cap market capitalizations, in the Russell 3000 Index.

Small-cap indexes

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

The MSCI ACWI ex USA Small Cap Index measures the performance of small-cap stocks in 22 developed-markets countries, excluding the United States, and 27 emerging-markets countries.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark indexes, please read the funds’ latest prospectus.

Russell 1000, Russell 2000, Russell 3000 and Russell Midcap are trademarks and service marks of Frank Russell Company. TIAA products are not promoted or sponsored by, or affiliated with, Frank Russell Company. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of Standard & Poor’s Financial Services, LLC, a division of S&P Global.

8	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear in this report are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2021–October 31, 2021).

Actual expenses

The first section in each table uses the Fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second section in each table shows hypothetical account values and expenses based on the Fund’s actual expense ratio for each share class for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the share class’ actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	9

Growth & Income Fund

Expense example

Six months ended October 31, 2021

Growth & Income Fund	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21– 10/31/21)
Actual return
Institutional Class	$1,000.00	$1,098.44	$2.12
Advisor Class	1,000.00	1,097.78	2.64
Premier Class	1,000.00	1,097.36	2.91
Retirement Class	1,000.00	1,096.50	3.43
Retail Class	1,000.00	1,096.73	3.59
Class W	1,000.00	1,100.67	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,023.19	2.04
Advisor Class	1,000.00	1,022.68	2.55
Premier Class	1,000.00	1,022.43	2.80
Retirement Class	1,000.00	1,021.93	3.31
Retail Class	1,000.00	1,021.78	3.47
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.40% for the Institutional Class, 0.50% for the Advisor Class, 0.55% for the Premier Class, 0.65% for the Retirement Class, 0.68% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2021
Information technology	26.9
Health care	13.8
Consumer discretionary	13.0
Financials	10.5
Communication services	10.5
Industrials	10.3
Consumer staples	5.5
Materials	4.0
Energy	2.4
Real estate	1.4
Utilities	1.0
Short-term investments, other assets & liabilities, net	0.7
Total	100.0

Performance for the twelve months ended October 31, 2021

The Growth & Income Fund returned 42.33% for the Institutional Class, compared with the 42.91% return of its benchmark, the S&P 500® Index. The performance table shows returns for all share classes of the Fund.

U.S. stocks posted strong gains as economy expanded

The U.S. economy grew at a robust pace throughout the period as business activity continued to return to normal. Government fiscal support and strong consumer spending aided the recovery, though expansion slowed late in the period amid price pressures due to supply-chain bottlenecks. The unemployment rate declined steadily during the period, falling to 4.6% in October 2021. Core inflation, which includes all items except food and energy, rose 4.6% for the twelve months ended in October. Oil prices increased sharply, reaching their highest level in seven years.

Stock markets posted double-digit returns across all size and style categories for the period. Equities benefited from the economy’s growth and an accommodative monetary policy. The Federal Reserve maintained historically low interest rates throughout the period, keeping the federal funds target rate unchanged at 0.00%–0.25%.

For the twelve months, the large-cap-oriented S&P 500 Index underperformed the Russell 3000® Index, a broad measure of the U.S. stock market, which gained 43.90%. A portion of the Russell 3000 Index consists of small-cap equities, which outperformed large caps for the period.

All benchmark sectors registered gains

All eleven industry sectors in the S&P 500 Index recorded positive results for the twelve months. Energy led the way, rising 111.3% on the strength of oil prices. Financials and information technology were the next-best performers. Financials climbed 72.1%, helped by an improving interest-rate environment for banks and increased deal-making activity in the capital markets. Information technology—the largest sector, representing nearly 30.0% of the index’s total market capitalization on October 31, 2021—advanced 46.9% as both consumers and businesses became more reliant on technology-related products and services during the COVID-19 pandemic. The utilities and consumer staples sectors, which tend to be more defensive, generated the smallest gains of 10.7% and 19.0%, respectively.

For the twelve-month period, three of the five largest stocks in the S&P 500 Index produced returns that exceeded the overall return of the index. Alphabet (the parent company of Google) performed best, helped by strong spending on digital advertising. Next came Microsoft and Tesla, followed by Apple, which modestly trailed the index. Amazon.com posted a double-digit gain but was the weakest performer, hurt by supply-chain bottlenecks and a shortage of labor.

Fund generated robust gains but trailed its benchmark

An underweight in the energy sector detracted most due to the sharp rise in oil prices. The Fund was underweighted in Exxon Mobil, which performed well, and overweighted in energy producer EOG, which disappointed. Investments in the health care and technology sectors also detracted.

On the plus side, the Fund benefited most from consumer discretionary positions, with Caesars Entertainment and Expedia performing well as the economy reopened. An out-of-benchmark position in retailer Children’s Place also helped. The financial sector also was a benefit with JP Morgan and Morgan Stanley contributing, as rising interest rates and strength in both public and private financial markets drove results.

10	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2021

Growth & Income Fund		Total return	Average annual total return				Annual operating expenses*
	Inception
	date	1 year	5 years		10 years		gross	net
Institutional Class	7/1/99	42.33%	18.32%		15.84%		0.40%	0.40%
Advisor Class	12/4/15	42.23	18.21		15.78	†	0.49	0.49
Premier Class	9/30/09	42.08	18.15		15.67		0.55	0.55
Retirement Class	10/1/02	41.96	18.02		15.55		0.65	0.65
Retail Class	3/31/06	41.97	17.98		15.49		0.69	0.69
Class W	9/28/18	42.93	18.62	†	15.98	†	0.40	0.00
S&P 500® Index	—	42.91	18.93		16.21		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$2,000,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2021
More than $50 billion	71.1
More than $15 billion–$50 billion	18.8
More than $2 billion–$15 billion	9.3
$2 billion or less	0.8
Total	100.0

Fund profile

as of 10/31/2021
Net assets	$6.99 billion
Portfolio turnover rate	61%
Number of holdings	183
Weighted median market capitalization	$167.04 billion
Price/earnings ratio (weighted 12-month trailing average)†	29.3
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	11

Large-Cap Growth Fund

Expense example

Six months ended October 31, 2021

Large-Cap Growth Fund	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21– 10/31/21)
Actual return
Institutional Class	$1,000.00	$1,079.42	$2.10
Advisor Class	1,000.00	1,079.08	2.52
Premier Class	1,000.00	1,079.08	2.93
Retirement Class	1,000.00	1,078.17	3.40
Retail Class	1,000.00	1,078.13	3.61
Class W	1,000.00	1,081.76	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,023.19	2.04
Advisor Class	1,000.00	1,022.79	2.45
Premier Class	1,000.00	1,022.38	2.85
Retirement Class	1,000.00	1,021.93	3.31
Retail Class	1,000.00	1,021.73	3.52
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.40% for the Institutional Class, 0.48% for the Advisor Class, 0.56% for the Premier Class, 0.65% for the Retirement Class, 0.69% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2021
Information technology	37.2
Consumer discretionary	20.9
Communication services	15.4
Health care	10.4
Industrials	7.9
Consumer staples	4.5
Financials	2.4
Materials	0.5
Short-term investments, other assets & liabilities, net	0.8
Total	100.0

Performance for the twelve months ended October 31, 2021

The Large-Cap Growth Fund returned 37.36% for the Institutional Class, compared with the 43.21% return of its benchmark, the Russell 1000® Growth Index. The performance table shows returns for all share classes of the Fund.

U.S. stocks posted strong gains as economy expanded

The U.S. economy grew at a robust pace throughout the period as business activity continued to return to normal. Government fiscal support and strong consumer spending aided the recovery, though expansion slowed late in the period amid price pressures due to supply-chain bottlenecks. The unemployment rate declined steadily during the period, falling to 4.6% in October 2021. Core inflation, which includes all items except food and energy, rose 4.6% for the twelve months ended in October. Oil prices increased sharply, reaching their highest level in seven years.

Stock markets posted double-digit returns across all size and style categories for the period. Equities benefited from the economy’s growth and an accommodative monetary policy. The Federal Reserve maintained historically low interest rates throughout the period, keeping the federal funds target rate unchanged at 0.00%–0.25%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 43.90%. Small-cap equities outperformed larger and mid-sized stocks, while value shares outpaced growth stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Information technology drove the benchmark higher

All eleven industry sectors in the Russell 1000 Growth Index generated substantial gains for the twelve months. Information technology—the largest sector, representing nearly 45.0% of the index’s total market capitalization on October 31, 2021—advanced 49.0% and contributed most to the index’s return. Next were consumer discretionary and communication services, which gained 40.4% and 49.0%, respectively. Together, these three sectors accounted for nearly three-quarters of the index’s total market capitalization on October 31, 2021. Energy produced the strongest return, rising 97.4%; however, the sector made only a minimal contribution due to its low weighting in the index. Materials, up 19.7%, and consumer staples, up 20.1%, posted the smallest gains.

For the twelve-month period, three of the five largest stocks in the Russell 1000 Growth Index registered returns that surpassed the overall return of the index. Tesla had the highest return, followed by Alphabet (the parent company of Google) and Microsoft, both of which outperformed the index. Apple modestly underperformed, while Amazon.com trailed by a sizeable margin.

Fund generated robust gains but trailed its benchmark

For the period, the Fund underperformed its benchmark, as certain stocks did not perform as anticipated. The largest detractor was an underweight position in Tesla, followed by an underweight in Microsoft, which benefited from the COVID-19-driven shift toward remote work, and an overweight in Visa, which issued a disappointing sales outlook for its fiscal year 2022.

The top contributors were overweight positions in technology conglomerate IAC, which reported strong growth in its online video platform business, and software supplier Intuit, which expanded its stock buyback program and increased its dividend. An out-of-benchmark position in electric vehicle manufacturer Lucid Group also contributed.

12	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2021

Large-Cap Growth Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	3/31/06	37.36%	24.53%		19.25%		0.41%	0.41%
Advisor Class	12/4/15	37.25	24.42		19.19	†	0.48	0.48
Premier Class	9/30/09	37.18	24.34		19.07		0.56	0.56
Retirement Class	3/31/06	36.99	24.21		18.93		0.66	0.66
Retail Class	3/31/06	36.96	24.16		18.85		0.70	0.70
Class W	9/28/18	37.86	24.84	†	19.39	†	0.41	0.00
Russell 1000® Growth Index	—	43.21	25.49		19.42		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$2,000,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2021
More than $50 billion	80.4
More than $15 billion–$50 billion	16.2
More than $2 billion–$15 billion	2.8
$2 billion or less	0.6
Total	100.0

Fund profile

as of 10/31/2021
Net assets	$7.19 billion
Portfolio turnover rate	47%
Number of holdings	90
Weighted median market capitalization	$216.39 billion
Price/earnings ratio (weighted 12-month trailing average)†	49.5

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	13

Large-Cap Value Fund

Expense example

Six months ended October 31, 2021

Large-Cap Value Fund	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21– 10/31/21)
Actual return
Institutional Class	$1,000.00	$1,062.93	$2.13
Advisor Class	1,000.00	1,062.99	2.50
Premier Class	1,000.00	1,062.13	2.91
Retirement Class	1,000.00	1,061.78	3.43
Retail Class	1,000.00	1,061.29	3.69
Class W	1,000.00	1,065.14	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,023.14	2.09
Advisor Class	1,000.00	1,022.79	2.45
Premier Class	1,000.00	1,022.38	2.85
Retirement Class	1,000.00	1,021.88	3.36
Retail Class	1,000.00	1,021.63	3.62
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.41% for the Institutional Class, 0.48% for the Advisor Class, 0.56% for the Premier Class, 0.66% for the Retirement Class, 0.71% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2021
Financials	25.1
Health care	16.0
Industrials	14.8
Information technology	12.6
Communication services	8.7
Consumer discretionary	5.9
Energy	5.0
Materials	4.5
Consumer staples	3.2
Utilities	2.6
Real estate	1.2
Short-term investments,other assets & liabilities, net	0.4
Total	100.0

Performance for the twelve months ended October 31, 2021

The Large-Cap Value Fund returned 47.32% for the Institutional Class, compared with the 43.76% return of its benchmark, the Russell 1000® Value Index. The performance table shows returns for all share classes of the Fund.

U.S. stocks posted strong gains as economy expanded

The U.S. economy grew at a robust pace throughout the period as business activity continued to return to normal. Government fiscal support and strong consumer spending aided the recovery, though expansion slowed late in the period amid price pressures due to supply-chain bottlenecks. The unemployment rate declined steadily during the period, falling to 4.6% in October 2021. Core inflation, which includes all items except food and energy, rose 4.6% for the twelve months ended in October. Oil prices increased sharply, reaching their highest level in seven years.

Stock markets posted double-digit returns across all size and style categories for the period. Equities benefited from the economy’s growth and an accommodative monetary policy. The Federal Reserve maintained historically low interest rates throughout the period, keeping the federal funds target rate unchanged at 0.00%–0.25%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 43.90%. Small-cap equities outperformed larger and mid-sized stocks, while value shares outpaced growth stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Financials propelled the benchmark higher

All eleven industry sectors in the Russell 1000 Value Index recorded strong gains for the twelve months. Financials–the biggest sector, representing more than 20.0% of the index’s total market capitalization on October 31, 2021–surged 74.3% and contributed nearly one-third of the index’s return for the period. The next-largest contributors were industrials, up 43.2%, and health care, up 30.4%. The energy sector generated the strongest return, surging 112.5% as oil prices climbed. Together, these four sectors accounted for over one-half of the index’s total market capitalization on October 31, 2021. Utilities and consumer staples, which tend to be more defensive sectors, posted the smallest gains, advancing 11.6% and 18.6%, respectively.

For the twelve-month period, three of the five largest stocks in the Russell 1000 Value Index produced returns that surpassed the overall return of the index. Bank of America and JPMorgan Chase performed best, followed by UnitedHealth Group. Berkshire Hathaway narrowly trailed the benchmark, while Johnson & Johnson underperformed by a substantial margin. Nonetheless, the stock still registered a double-digit gain for the period.

Fund outperformed its benchmark

Several stock allocations helped the Fund’s relative returns. The top contributor was an out-of-benchmark position in semiconductor manufacturing equipment supplier Applied Materials, which benefited from a positive demand outlook. The next-largest contributors were overweight positions in Bank of America and Goldman Sachs Group.

In contrast, the largest detractor was an underweight position in Exxon Mobil, which soared as oil prices rallied. Next came an overweight position in medical device maker Zimmer Biomet Holdings, which lagged amid a sluggish recovery in demand for elective medical procedures. An overweight in utility company American Electric Power also detracted.

14	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2021

Large-Cap Value Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	47.32%	11.67%		12.28%		0.41%	0.41%
Advisor Class	12/4/15	47.30	11.60		12.24	†	0.49	0.49
Premier Class	9/30/09	47.06	11.49		12.11		0.56	0.56
Retirement Class	10/1/02	47.01	11.39		12.00		0.66	0.66
Retail Class	10/1/02	46.88	11.32		11.92		0.73	0.73
Class W	9/28/18	47.95	11.94	†	12.41	†	0.41	0.00
Russell 1000® Value Index	–	43.76	12.39		12.85		–	–

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$2,000,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2021
More than $50 billion	82.2
More than $15 billion–$50 billion	15.8
More than $2 billion–$15 billion	2.0
Total	100.0

Fund profile
as of 10/31/2021
Net assets	$5.51 billion
Portfolio turnover rate	14%
Number of holdings	85
Weighted median market capitalization	$142.23 billion
Price/earnings ratio (weighted 12-month trailing average)†	18.9
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	15

Mid-Cap Growth Fund

Expense example

Six months ended October 31, 2021

Mid-Cap Growth Fund	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21– 10/31/21)
Actual return
Institutional Class	$1,000.00	$1,056.20	$2.38
Advisor Class	1,000.00	1,055.54	2.59
Premier Class	1,000.00	1,055.34	3.16
Retirement Class	1,000.00	1,054.44	3.68
Retail Class	1,000.00	1,054.60	3.88
5% annual hypothetical return
Institutional Class	1,000.00	1,022.89	2.35
Advisor Class	1,000.00	1,022.68	2.55
Premier Class	1,000.00	1,022.13	3.11
Retirement Class	1,000.00	1,021.63	3.62
Retail Class	1,000.00	1,021.42	3.82
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.46% for the Institutional Class, 0.50% for the Advisor Class, 0.61% for the Premier Class, 0.71% for the Retirement Class and 0.75% for the Retail Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2021
Information technology	33.1
Consumer discretionary	20.6
Health care	15.7
Industrials	13.5
Communication services	7.5
Financials	3.3
Consumer staples	2.7
Real estate	1.5
Materials	0.9
Utilities	0.2
Short-term investments, other assets & liabilities, net	1.0
Total	100.0

Performance for the twelve months ended October 31, 2021

The Mid-Cap Growth Fund returned 37.33% for the Institutional Class, compared with the 39.43% return of its benchmark, the Russell Midcap® Growth Index. The performance table shows returns for all share classes of the Fund.

U.S. stocks posted strong gains as economy expanded

The U.S. economy grew at a robust pace throughout the period as business activity continued to return to normal. Government fiscal support and strong consumer spending aided the recovery, though expansion slowed late in the period amid price pressures due to supply-chain bottlenecks. The unemployment rate declined steadily during the period, falling to 4.6% in October 2021. Core inflation, which includes all items except food and energy, rose 4.6% for the twelve months ended in October. Oil prices increased sharply, reaching their highest level in seven years.

Stock markets posted double-digit returns across all size and style categories for the period. Equities benefited from the economy’s growth and an accommodative monetary policy. The Federal Reserve maintained historically low interest rates throughout the period, keeping the federal funds target rate unchanged at 0.00%–0.25%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 43.90%. Small-cap equities outperformed larger and mid-sized stocks, while value shares outpaced growth stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Nearly all benchmark sectors advanced

Ten of the eleven industry sectors in the Russell Midcap Growth Index produced gains for the twelve months. The biggest sectors–information technology and health care–were the top contributors, rising 53.3% and 32.4%, respectively. Together, these two sectors represented almost 60.0% of the index’s total market capitalization on October 31, 2021. Energy climbed 97.6% and was the best-performing sector, although it made a relatively small contribution to the index’s return given its low weighting. Consumer staples was the sole decliner with a –9.4% return.

For the period, four of the five largest stocks in the Russell Midcap Growth Index posted returns that surpassed the overall return of the benchmark. Cybersecurity firm CrowdStrike Holdings was the clear leader, followed by veterinary testing company IDEXX Laboratories, apparel retailer lululemon athletica and medical device maker DexCom. Electronic signature firm DocuSign modestly lagged the index.

Fund generated robust gains but trailed its benchmark

For the period, the Fund underperformed its benchmark as several stocks did not perform as expected. Not owning biotechnology firm Moderna detracted most, as the stock soared due to the success of the company’s COVID-19 vaccine. The next-largest detractors were an out-of-benchmark position in information services provider Clarivate Analytics and a lack of exposure to cybersecurity firm Fortinet.

On the positive side, these negative effects were partially offset by several favorable stock allocations. The top contributors were overweight positions in software vendor HubSpot and technology conglomerate IAC. Next came a lack of exposure to software company Splunk, which performed poorly as the company struggled to transition its business to a cloud-based subscription model.

16	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2021

Mid-Cap Growth Fund		Total return	Average annual total return			Annual operating expenses*
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	10/1/02	37.33%	21.04%	15.64%		0.48%	0.48%
Advisor Class	12/4/15	37.26	20.98	15.61	†	0.56	0.56
Premier Class	9/30/09	37.11	20.86	15.47		0.63	0.63
Retirement Class	10/1/02	36.93	20.74	15.35		0.73	0.73
Retail Class	10/1/02	36.93	20.68	15.28		0.78	0.78
Russell Midcap® Growth Index	–	39.43	21.90	16.86		–	–

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.

$2,000,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size
% of equity investments
Market capitalization	as of 10/31/2021
More than $50 billion	11.9
More than $15 billion–$50 billion	49.9
More than $2 billion–$15 billion	35.1
$2 billion or less	3.1
Total	100.0

Fund profile
as of 10/31/2021
Net assets	$2.00 billion
Portfolio turnover rate	76%
Number of holdings	113
Weighted median market capitalization	$20.04 billion
Price/earnings ratio (weighted 12-month trailing average)†	35.6
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	17

Mid-Cap Value Fund

Expense example

Six months ended October 31, 2021

Mid-Cap Value Fund	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21– 10/31/21)
Actual return
Institutional Class	$1,000.00	$1,055.69	$2.28
Advisor Class	1,000.00	1,055.78	2.80
Premier Class	1,000.00	1,055.31	3.06
Retirement Class	1,000.00	1,054.64	3.57
Retail Class	1,000.00	1,054.21	3.88
5% annual hypothetical return
Institutional Class	1,000.00	1,022.99	2.24
Advisor Class	1,000.00	1,022.48	2.75
Premier Class	1,000.00	1,022.23	3.01
Retirement Class	1,000.00	1,021.73	3.52
Retail Class	1,000.00	1,021.42	3.82

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.44% for the Institutional Class, 0.54% for the Advisor Class, 0.59% for the Premier Class, 0.69% for the Retirement Class and 0.75% for the Retail Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2021
Financials	20.6
Industrials	17.1
Real estate	11.2
Utilities	9.4
Information technology	9.3
Consumer discretionary	8.5
Health care	8.5
Materials	7.3
Consumer staples	4.1
Energy	3.1
Communication services	0.3
Short-term investments, other assets & liabilities, net	0.6
Total	100.0

Performance for the twelve months ended October 31, 2021

The Mid-Cap Value Fund returned 50.13% for the Institutional Class, compared with the 48.60% return of its benchmark, the Russell Midcap® Value Index. The performance table shows returns for all share classes of the Fund.

U.S. stocks posted strong gains as economy expanded

The U.S. economy grew at a robust pace throughout the period as business activity continued to return to normal. Government fiscal support and strong consumer spending aided the recovery, though expansion slowed late in the period amid price pressures due to supply-chain bottlenecks. The unemployment rate declined steadily during the period, falling to 4.6% in October 2021. Core inflation, which includes all items except food and energy, rose 4.6% for the twelve months ended in October. Oil prices increased sharply, reaching their highest level in seven years.

Stock markets posted double-digit returns across all size and style categories for the period. Equities benefited from the economy’s growth and an accommodative monetary policy. The Federal Reserve maintained historically low interest rates throughout the period, keeping the federal funds target rate unchanged at 0.00%–0.25%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 43.90%. Small-cap equities outperformed larger and mid-sized stocks, while value shares outpaced growth stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

All benchmark sectors recorded sizeable gains

All eleven industry sectors in the Russell Midcap Value Index generated double-digit gains for the twelve months. Energy and financials performed best, climbing 128.8% and 73.6%, respectively. The financials sector was also the top contributor to the index’s return. The next-largest contributors were industrials—the biggest component in the index—and consumer discretionary, which rose 43.9% and 47.3%, respectively. Together, these four sectors accounted for nearly one-half of the index’s total market capitalization on October 31, 2021. Utilities, up 10.4%, and consumer staples, up 20.5%, were the worst-performing sectors and also made the smallest contributions to the index’s return.

For the twelve-month period, all of the five largest stocks in the Russell Midcap Value Index generated returns that exceeded the overall return of the index. Private equity firm KKR and Marathon Petroleum delivered the strongest gains. Next came semiconductor manufacturer Marvell Technology, Prudential Financial and information services provider IHS Markit.

Fund outperformed its benchmark

For the period, the Fund outperformed its benchmark on the strength of several stock allocations. The top contributor was an overweight position in Western Alliance, a bank holding company that announced record quarterly loan growth for the third quarter of 2021. The next-largest contributors were overweights in fashion company Capri Holdings, which raised its annual revenue forecast, and Signature Bank, which reported a sharp decline in loan deferrals.

These positive effects were mitigated by certain stocks that did not perform as anticipated. The top detractors were out-of-benchmark positions in American Electric Power and health insurer Centene. The third-largest detractor was an overweight position in electric utility Entergy, which was hurt by winter storms in Texas.

18	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2021

Mid-Cap Value Fund		Total return	Average annual total return			Annual operating expenses*
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	10/1/02	50.13%	9.65%	11.01%		0.46%	0.46%
Advisor Class	12/4/15	49.96	9.54	10.95	†	0.55	0.55
Premier Class	9/30/09	49.84	9.48	10.84		0.61	0.61
Retirement Class	10/1/02	49.70	9.38	10.73		0.71	0.71
Retail Class	10/1/02	49.65	9.32	10.66		0.78	0.78
Russell Midcap® Value Index	—	48.60	12.30	13.18		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.

$2,000,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2021
More than $50 billion	10.0
More than $15 billion–$50 billion	46.8
More than $2 billion–$15 billion	42.6
$2 billion or less	0.6
Total	100.0

Fund profile

as of 10/31/2021
Net assets	$2.18 billion
Portfolio turnover rate	80%
Number of holdings	91
Weighted median market capitalization	$17.14 billion
Price/earnings ratio (weighted 12-month trailing average)†	23.3
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	19

Quant Small-Cap Equity Fund

Expense example

Six months ended October 31, 2021

Quant Small-Cap Equity Fund	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21– 10/31/21)
Actual return
Institutional Class	$1,000.00	$1,043.20	$2.11
Advisor Class	1,000.00	1,042.75	2.47
Premier Class	1,000.00	1,043.04	2.88
Retirement Class	1,000.00	1,042.29	3.40
Retail Class	1,000.00	1,041.92	3.65
Class W	1,000.00	1,045.41	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,023.14	2.09
Advisor Class	1,000.00	1,022.79	2.45
Premier Class	1,000.00	1,022.38	2.85
Retirement Class	1,000.00	1,021.88	3.36
Retail Class	1,000.00	1,021.63	3.62
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.41% for the Institutional Class, 0.48% for the Advisor Class, 0.56% for the Premier Class, 0.66% for the Retirement Class, 0.71% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2021
Health care	19.0
Industrials	14.6
Financials	14.3
Information technology	13.9
Consumer discretionary	10.7
Real estate	7.4
Energy	5.3
Materials	4.1
Consumer staples	4.1
Communication services	3.7
Utilities	2.5
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Performance for the twelve months ended October 31, 2021

The Quant Small-Cap Equity Fund returned 62.02% for the Institutional Class, compared with the 50.80% return of its benchmark, the Russell 2000® Index. The performance table shows returns for all share classes of the Fund.

U.S. stocks posted strong gains as economy expanded

The U.S. economy grew at a robust pace throughout the period as business activity continued to return to normal. Government fiscal support and strong consumer spending aided the recovery, though expansion slowed late in the period amid price pressures due to supply-chain bottlenecks. The unemployment rate declined steadily during the period, falling to 4.6% in October 2021. Core inflation, which includes all items except food and energy, rose 4.6% for the twelve months ended in October. Oil prices increased sharply, reaching their highest level in seven years.

Stock markets posted double-digit returns across all size and style categories for the period. Equities benefited from the economy’s growth and an accommodative monetary policy. The Federal Reserve maintained historically low interest rates throughout the period, keeping the federal funds target rate unchanged at 0.00%–0.25%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 43.90%. Small-cap equities outperformed larger and mid-sized stocks, while value shares outpaced growth stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

All benchmark sectors registered significant gains

All eleven industry sectors in the Russell 2000 Index produced strong returns for the twelve months. Energy was the best-performing sector, climbing 180.8% as oil prices rallied. Industrials, up 60.5%, was the top contributor to the index’s return, followed by financials and consumer discretionary, which advanced 57.8% and 63.8%, respectively. Together, these four sectors accounted for almost one-half of the index’s total market capitalization on October 31, 2021. Health care, the largest component in the benchmark, was the weakest performer with a 17.9% return. Next came utilities, up 20.7%, and consumer staples, up 38.0%.

For the twelve-month period, all of the five largest stocks in the Russell 2000 Index generated gains that surpassed the overall return of the benchmark. AMC Entertainment Holdings led the way, followed by oil and gas producer Ovintiv, which benefited from rising energy prices, and footwear maker Crocs, which reported strong sales growth. Software company Asana and engineering services firm Tetra Tech posted smaller gains but still exceeded the index’s return by a wide margin.

Fund outperformed its benchmark

For the period, the Fund outperformed its benchmark due to several favorable stock selections. The top contributor was an overweight position in biopharmaceutical firm Cassava Sciences, which announced positive data from a clinical study of its lead drug candidate. The next-largest contributors were overweight positions in mobile applications provider Digital Turbine and beverage company Celsius Holdings, both of which reported strong revenue growth.

The largest detractors were an underweight position in AMC Entertainment Holdings and a lack of exposure to retailer GameStop, which also posted a dramatic gain due to social media-driven buying. The third-largest detractor was an overweight in biotechnology company Immunovant, which declined.

20	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2021

Quant Small-Cap Equity Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	62.02%	15.20%		13.76%		0.43%	0.43%
Advisor Class	12/4/15	61.95	15.12		13.71	†	0.51	0.51
Premier Class	9/30/09	61.90	15.05		13.59		0.58	0.58
Retirement Class	10/1/02	61.64	14.92		13.48		0.68	0.68
Retail Class	10/1/02	61.59	14.89		13.41		0.74	0.74
Class W	9/28/18	62.73	15.49	†	13.90	†	0.42	0.00
Russell 2000® Index	—	50.80	15.52		13.50		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$2,000,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2021
More than $15 billion–$50 billion	0.1
More than $2 billion–$15 billion	70.0
$2 billion or less	29.9
Total	100.0

Fund profile

as of 10/31/2021
Net assets	$3.08 billion
Portfolio turnover rate	64%
Number of holdings	444
Weighted median market capitalization	$2.86 billion
Price/earnings ratio (weighted 12-month trailing average)†	32.2
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	21

Quant Small/Mid-Cap Equity Fund

Expense example

Six months ended October 31, 2021

			Expenses
			paid
	Beginning	Ending	during
Quant	account	account	period*
Small/Mid-Cap	value	value	(5/1/21–
Equity Fund	(5/1/21)	(10/31/21)	10/31/21)
Actual return
Institutional Class	$1,000.00	$1,073.49	$2.40
Advisor Class	1,000.00	1,072.77	3.03
Premier Class	1,000.00	1,072.47	3.40
Retirement Class	1,000.00	1,072.65	3.71
Retail Class	1,000.00	1,071.56	4.49
Class W	1,000.00	1,076.20	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,022.89	2.35
Advisor Class	1,000.00	1,022.28	2.96
Premier Class	1,000.00	1,021.93	3.31
Retirement Class	1,000.00	1,021.63	3.62
Retail Class	1,000.00	1,020.87	4.38
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.46% for the Institutional Class, 0.58% for the Advisor Class, 0.65% for the Premier Class, 0.71% for the Retirement Class, 0.86% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

% of net assets
Sector	as of 10/31/2021
Industrials	17.3
Information technology	16.3
Health care	13.9
Financials	14.0
Consumer discretionary	13.2
Real estate	8.4
Energy	4.4
Materials	4.3
Consumer staples	4.0
Communication services	2.5
Utilities	1.6
Short-term investments, other assets & liabilities, net	0.1
Total	100.0

Performance for the twelve months ended October 31, 2021

The Quant Small/Mid-Cap Equity Fund returned 62.76% for the Institutional Class, compared with the 49.43% return of its benchmark, the Russell 2500® Index. The performance table shows returns for all share classes of the Fund.

U.S. stocks posted strong gains as economy expanded

The U.S. economy grew at a robust pace throughout the period as business activity continued to return to normal. Government fiscal support and strong consumer spending aided the recovery, though expansion slowed late in the period amid price pressures due to supply-chain bottlenecks. The unemployment rate declined steadily during the period, falling to 4.6% in October 2021. Core inflation, which includes all items except food and energy, rose 4.6% for the twelve months ended in October. Oil prices increased sharply, reaching their highest level in seven years.

Stock markets posted double-digit returns across all size and style categories for the period. Equities benefited from the economy’s growth and an accommodative monetary policy. The Federal Reserve maintained historically low interest rates throughout the period, keeping the federal funds target rate unchanged at 0.00%–0.25%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 43.90%. Small-cap equities outperformed larger and mid-sized stocks, while value shares outpaced growth stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

All benchmark sectors rallied

All eleven industry sectors in the Russell 2500 Index posted strong gains for the twelve months. Energy performed best, rising 188.7% as oil prices surged. Information technology—the largest sector in the index—climbed 52.8% and was the top contributor to the index’s return, followed by financials and industrials, which gained 63.0% and 53.4%, respectively. Together, these four sectors made up nearly one-half of the benchmark’s total market capitalization on October 31, 2021. Utilities, up 19.9%, and consumer staples, up 25.5%, made the smallest contributions and posted the lowest returns.

For the twelve-month period, all of the five largest stocks in the Russell 2500 registered gains that exceeded the overall return of the benchmark. Devon Energy led the way, followed by Enphase Energy and software supplier MongoDB. Next came life sciences firm Avantor and electronic technology company Monolithic Power Systems.

Fund outperformed its benchmark

The Fund outperformed its benchmark due to favorable security selection and allocation decisions. The top contributor was an overweight position in retailer GameStop, which soared amid enthusiasm for the stock on social media platforms. The next-largest contributors were overweight positions in SM Energy, which benefited from rising oil and gas prices, and electrical infrastructure provider Atkore, which reported solid volume growth across product segments.

In contrast, the largest detractor was an overweight in fitness equipment maker Nautilus, which performed poorly as the at-home workout boom slowed with the reopening of the economy. Overweight positions in biopharmaceutical company Amicus Therapeutics and Acadia Pharmaceuticals also detracted, as both stocks declined.

22	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2021

Quant Small/Mid-Cap Equity Fund			Average annual				Annual operating
		Total return	total return				expenses*
	Inception				since
	date	1 year	5 years		inception		gross	net
Institutional Class	8/5/16	62.76%	19.48%		17.67%		0.50%	0.50%
Advisor Class	8/5/16	62.57	19.47		17.64		0.58	0.58
Premier Class	8/5/16	62.45	19.32		17.49		0.68	0.68
Retirement Class	8/5/16	62.34	19.19		17.37		0.75	0.75
Retail Class	8/5/16	62.02	19.03		17.22		0.89	0.89
Class W	9/28/18	63.50	19.85	†	18.02	†	0.50	0.00
Russell 2500® Index	—	49.43	16.31		14.80	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for Class W that is prior to its inception date is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of Class W. If these actual expenses had been reflected, the performance of Class W shown for these periods would have been different because Class W has different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

$2,000,000 invested at Fund’s inception

Institutional Class (inception August 5, 2016)

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2021
More than $15 billion–$50 billion	10.8
More than $2 billion–$15 billion	74.2
$2 billion or less	15.0
Total	100.0

Fund profile

as of 10/31/2021
Net assets	$1.15 billion
Portfolio turnover rate	85%
Number of holdings	412
Weighted median market capitalization	$6.32 billion
Price/earnings ratio (weighted 12-month trailing average)†	28.1

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	23

Social Choice Equity Fund

Expense example

Six months ended October 31, 2021

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Social Choice	value	value	(5/1/21–
Equity Fund	(5/1/21)	(10/31/21)	10/31/21)
Actual return
Institutional Class	$1,000.00	$1,106.10	$0.85
Advisor Class	1,000.00	1,105.45	1.33
Premier Class	1,000.00	1,105.07	1.70
Retirement Class	1,000.00	1,104.76	2.18
Retail Class	1,000.00	1,104.33	2.28
5% annual hypothetical return
Institutional Class	1,000.00	1,024.40	0.82
Advisor Class	1,000.00	1,023.95	1.28
Premier Class	1,000.00	1,023.59	1.63
Retirement Class	1,000.00	1,023.14	2.09
Retail Class	1,000.00	1,023.04	2.19
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.16% for the Institutional Class, 0.25% for the Advisor Class, 0.32% for the Premier Class, 0.41% for the Retirement Class and 0.43% for the Retail Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

% of net assets
Sector	as of 10/31/2021
Information technology	27.8
Health care	13.9
Financials	13.1
Consumer discretionary	11.7
Industrials	9.4
Communication services	7.2
Consumer staples	5.4
Real estate	3.4
Energy	3.0
Materials	2.1
Utilities	2.1
Short-term investments, other assets & liabilities, net	0.9
Total	100.0

Performance for the twelve months ended October 31, 2021

The Social Choice Equity Fund returned 44.13% for the Institutional Class, compared with the 43.90% return of its benchmark, the Russell 3000® Index. The performance table shows returns for all share classes of the Fund. The Fund utilizes environmental, social and governance (ESG) criteria, while the benchmark does not.

Avoiding some stocks helped the Fund outperform its benchmark

Because of its ESG criteria, the Fund did not invest in a number of stocks included in the Russell 3000 Index. Excluding these companies produced mixed results for the twelve-month period, but the net effect was that the Fund outperformed its benchmark.

Among stocks in which the Fund was not invested, omitting Amazon.com, Meta Platforms (Facebook) and AT&T benefited performance most relative to the benchmark. Neither Amazon nor Meta Platforms gained as much as the benchmark’s overall return. AT&T’s stock was just slightly positive as investors considered the implications of the company’s announcement that it would merge its WarnerMedia division with Discovery to form a new standalone company.

Excluding other benchmark stocks detracted from performance

The Fund’s exclusion of other stocks hurt its relative performance. Chief among these were Bank of America, JPMorgan Chase and Exxon Mobil. Bank of America and JPMorgan Chase reported strong results as the economy continued to improve, despite the Delta variant and supply-chain disruptions. Exxon Mobil’s stock significantly outperformed as crude oil prices rose to their highest level since 2014.

Fund gained more than its benchmark

To compensate for the exclusion of some stocks within the Russell 3000 Index, the Fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of its index and to manage risk.

Of stocks in which the Fund was invested, overweight positions in Tesla, Morgan Stanley and ServiceNow contributed most to relative performance. Electric vehicle manufacturer Tesla saw record vehicle production and deliveries. Financial company Morgan Stanley benefited from its acquisitions of E*TRADE and Eaton Vance, which supported revenue growth in its wealth management and investment management businesses, respectively. Digital workflow company ServiceNow reported strong growth in subscription revenue as customers continued the digital transformation of their businesses.

By contrast, other investments curtailed the Fund’s relative performance. An underweight position in Google parent Alphabet and overweight positions in electronic payments processor PayPal and rapid diagnostic test developer Quidel detracted most. Alphabet was removed from the ESG-eligible investment universe during the period, while PayPal’s stock lagged due to weaker earnings. Quidel’s stock was down as revenues from the company’s COVID-19 and influenza tests declined.

24	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2021

Social Choice Equity Fund			Average annual			Annual operating
		Total return	total return			expenses*
	Inception
	date	1 year	5 years	10 years		gross	net
Institutional Class	7/1/99	44.13%	18.94%	15.49%		0.18%	0.18%
Advisor Class	12/4/15	44.05	18.87	15.45	†	0.26	0.26
Premier Class	9/30/09	43.89	18.75	15.31		0.34	0.34
Retirement Class	10/1/02	43.75	18.64	15.20		0.43	0.43
Retail Class	3/31/06	43.78	18.61	15.16		0.46	0.46
Russell 3000® Index	—	43.90	18.91	16.10		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.

$2,000,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2021
More than $50 billion	63.5
More than $15 billion–$50 billion	25.7
More than $2 billion–$15 billion	9.3
$2 billion or less	1.5
Total	100.0

Fund profile

as of 10/31/2021
Net assets	$7.66 billion
Portfolio turnover rate	27%
Number of holdings	605
Weighted median market capitalization	$84.69 billion
Price/earnings ratio (weighted 12-month trailing average)†	29.6

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	25

Social Choice Low Carbon Equity Fund

Expense example

Six months ended October 31, 2021

Social Choice Low Carbon Equity Fund	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21– 10/31/21)
Actual return
Institutional Class	$1,000.00	$1,107.44	$1.59
Advisor Class	1,000.00	1,106.46	2.34
Premier Class	1,000.00	1,106.76	2.39
Retirement Class	1,000.00	1,106.38	2.92
Retail Class	1,000.00	1,105.24	3.24
5% annual hypothetical return
Institutional Class	1,000.00	1,023.69	1.53
Advisor Class	1,000.00	1,022.99	2.24
Premier Class	1,000.00	1,022.94	2.29
Retirement Class	1,000.00	1,022.43	2.80
Retail Class	1,000.00	1,022.13	3.11

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.30% for the Institutional Class, 0.44% for the Advisor Class, 0.45% for the Premier Class, 0.55% for the Retirement Class and 0.61% for the Retail Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2021
Information technology	27.2
Health care	14.0
Financials	13.0
Consumer discretionary	12.8
Industrials	9.7
Communication services	7.4
Consumer staples	5.4
Real estate	3.5
Materials	2.3
Energy	2.2
Utilities	1.3
Short-term investments, other assets & liabilities, net	1.2
Total	100.0

Performance for the twelve months ended October 31, 2021

The Social Choice Low Carbon Equity Fund returned 44.55% for the Institutional Class, compared with the 43.90% return of its benchmark, the Russell 3000® Index. The performance table shows returns for all share classes of the Fund. The Fund utilizes environmental, social and governance (ESG) criteria, while the benchmark does not.

Excluding some stocks aided the Fund’s relative performance

Because of its ESG criteria, the Fund did not invest in a number of stocks included in the Russell 3000 Index. Excluding these companies produced mixed results for the twelve-month period, but the net effect was that the Fund outperformed its benchmark.

Among stocks the Fund excluded, leaving out Amazon.com, Meta Platforms (Facebook) and Johnson & Johnson contributed most to performance relative to the benchmark. Neither Amazon nor Meta Platforms gained as much as the benchmark. In the wake of the U.S. government’s plan to reduce drug prices, Johnson & Johnson underperformed the benchmark by about one-half.

Avoiding other benchmark stocks hindered relative performance

The Fund’s exclusion of certain stocks detracted from its relative performance. Chief among these were Bank of America, JPMorgan Chase and Exxon Mobil. Bank of America and JPMorgan Chase reported strong results as the economy continued to improve, despite the Delta variant and supply-chain disruptions. Exxon Mobil’s stock significantly outperformed as crude oil prices rose to their highest level since 2014.

Fund advanced more than its benchmark

To compensate for the exclusion of some stocks within the Russell 3000 Index, the Fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of the index and to manage risk.

Of stocks the Fund held, an overweight position in Tesla, a small position in GameStop and an overweight in Applied Materials contributed most. Electric vehicle manufacturer Tesla saw record vehicle production and deliveries, while social media-driven buying drove retailer GameStop’s stock to an enormous gain. Semiconductor manufacturing equipment provider Applied Materials reported record quarterly revenues as surging demand due to the economic recovery increased the need for silicon chips.

Not all of the Fund’s holdings aided relative performance. The largest detractors were an underweight position in Google parent Alphabet and overweights in electronic payments processor PayPal and precious metals producer Newmont. Alphabet was removed from the ESG-eligible investment universe during the period, while PayPal’s stock lagged due to weaker earnings. Newmont’s stock declined as gold prices fell and the company’s capital expenditures increased.

26	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2021

Social Choice Low Carbon Equity Fund		Total return	Average annual total return			Annual operating expenses*
	Inception date	1 year	5 years	since inception		gross	net
Institutional Class	8/7/15	44.55%	19.42%	16.04%		0.35%	0.32%
Advisor Class	12/4/15	44.44	19.30	15.95	†	0.45	0.42
Premier Class	8/7/15	44.36	19.25	15.88		0.50	0.47
Retirement Class	8/7/15	44.19	19.11	15.75		0.60	0.57
Retail Class	8/7/15	44.09	19.02	15.67		0.66	0.63
Russell 3000® Index	—	43.90	18.91	15.62	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

$2,000,000 invested at Fund’s inception

Institutional Class (inception August 7, 2015)

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2021
More than $50 billion	68.0
More than $15 billion–$50 billion	24.5
More than $2 billion–$15 billion	6.1
$2 billion or less	1.4
Total	100.0

Fund profile
as of 10/31/2021
Net assets	$1.06 billion
Portfolio turnover rate	26%
Number of holdings	490
Weighted median market capitalization	$89.48 billion
Price/earnings ratio (weighted 12-month trailing average)†	28.8
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	27

Emerging Markets Equity Fund

Expense example

Six months ended October 31, 2021

Emerging Markets Equity Fund	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21– 10/31/21)
Actual return
Institutional Class	$1,000.00	$836.53	$4.03
Advisor Class	1,000.00	836.53	4.44
Premier Class	1,000.00	835.94	4.49
Retirement Class	1,000.00	836.55	4.49
Retail Class	1,000.00	834.76	6.06
Class W	1,000.00	840.43	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,020.82	4.43
Advisor Class	1,000.00	1,020.37	4.89
Premier Class	1,000.00	1,020.32	4.94
Retirement Class	1,000.00	1,020.32	4.94
Retail Class	1,000.00	1,018.60	6.67
Class W	1,000.00	1,025.21	0.00

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.87% for the Institutional Class, 0.96% for the Advisor Class, 0.97% for the Premier Class, 0.97% for the Retirement Class, 1.31% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2021
Consumer discretionary	26.3
Communication services	16.6
Information technology	15.4
Financials	14.3
Energy	7.5
Consumer staples	7.4
Materials	2.8
Industrials	2.6
Health care	0.6
Short-term investments, other assets & liabilities, net	6.5
Total	100.0

Performance for the twelve months ended October 31, 2021

The Emerging Markets Equity Fund returned 2.44% for the Institutional Class, compared with the 16.96% return of its benchmark, the MSCI Emerging Markets Index. The performance table shows returns for all share classes of the Fund.

Foreign stocks advanced amid mixed economic results

International stocks in both developed- and emerging-markets countries posted gains despite varying rates of economic growth around the world. The economy in the 19-nation euro area contracted in both the fourth quarter of 2020 and the first quarter of 2021 before posting moderate growth over the second and third quarters. China’s economy continued to grow year-over-year, but its rate of expansion peaked during the first quarter of 2021 and decelerated in each of the two following quarters.

Global central banks left highly accommodative monetary policies in place throughout the period. The Federal Reserve kept the federal funds target rate unchanged at 0.00%–0.25%, while the European Central Bank maintained its benchmark interest rates within a near-zero range. The Bank of England kept its benchmark rate at 0.1%.

The MSCI EAFE® Index, which measures stock performance in 21 developed-markets nations outside North America, returned 34.18%, outpacing the gain of the MSCI Emerging Markets Index, but trailing the 43.90% return of the Russell 3000® Index, a broad measure of the U.S. stock market, for the period.

Most countries in the benchmark advanced

Of the 27 country components in the MSCI Emerging Markets Index, most rose in U.S.-dollar terms for the twelve-month period. The Czech Republic and Russia posted the biggest gains at 86.7% and 81.5%, respectively. Taiwan, the second-largest index component, advanced 42.7%. South Korea, the third-largest index component, gained 24.7%. Together, these four countries accounted for more than 30.0% of the index’s total market capitalization on October 31, 2021. China, the benchmark’s largest component, declined most at –8.8%.

Fund trailed its benchmark

For the twelve-month period, the Fund underperformed its benchmark. An overweight position in China-based HUYA, Inc., a video game livestreaming company that declined due to a government clampdown on the video gaming industry, hurt relative performance the most. An overweight in Brazilian retailer Americanas, as well as its former subsidiary, Lojas Americanas, were the next-largest detractors.

By contrast, the three largest contributors were overweight positions in Indian conglomerate Piramal Enterprises, Brazilian retail giant Companhia Brasileira de Distribuicao and Mexican media company Grupo Televisa.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

28	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2021

Emerging Markets Equity Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	8/31/10	2.44%	8.23%		4.07%		0.88%	0.88%
Advisor Class	12/4/15	2.28	8.19		4.03	†	0.96	0.96
Premier Class	8/31/10	2.27	8.09		3.93		1.03	1.03
Retirement Class	8/31/10	2.36	8.06		3.86		1.13	1.13
Retail Class	8/31/10	2.00	7.82		3.66		1.27	1.27
Class W	9/28/18	3.33	8.83	†	4.36	†	0.88	0.00
MSCI Emerging Markets Index	—	16.96	9.39		4.88		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$2,000,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country
% of portfolio investments as of 10/31/2021
China	30.1
India	11.3
Taiwan	9.7
Brazil	9.7
Korea, Republic of	8.4
Mexico	5.4
Indonesia	3.6
Macau	2.9
Tanzania, United Republic of	2.2
Russia	2.1
9 other nations	9.8
Short-term investments	4.8
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2021
More than $50 billion	38.2
More than $15 billion–$50 billion	23.7
More than $2 billion–$15 billion	24.4
$2 billion or less	13.7
Total	100.0

Fund profile
as of 10/31/2021
Net assets	$1.68 billion
Portfolio turnover rate	112%
Number of holdings	68
Weighted median market capitalization	$26.57 billion
Price/earnings ratio (weighted 12-month trailing average)†	18.0

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	29

International Equity Fund

Expense example

Six months ended October 31, 2021

International Equity Fund	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21– 10/31/21)
Actual return
Institutional Class	$1,000.00	$1,054.11	$2.38
Advisor Class	1,000.00	1,053.63	2.95
Premier Class	1,000.00	1,053.47	3.16
Retirement Class	1,000.00	1,052.70	3.67
Retail Class	1,000.00	1,051.96	4.09
Class W	1,000.00	1,056.83	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,022.89	2.35
Advisor Class	1,000.00	1,022.33	2.91
Premier Class	1,000.00	1,022.13	3.11
Retirement Class	1,000.00	1,021.63	3.62
Retail Class	1,000.00	1,021.22	4.02
Class W	1,000.00	1,025.21	0.00

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.46% for the Institutional Class, 0.57% for the Advisor Class, 0.61% for the Premier Class, 0.71% for the Retirement Class, 0.79% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2021
Industrials	21.5
Financials	19.4
Consumer discretionary	12.7
Information technology	9.5
Health care	8.3
Materials	7.8
Consumer staples	7.8
Energy	3.8
Communication services	3.4
Utilities	1.8
Short-term investments, other assets & liabilities, net	4.0
Total	100.0

Performance for the twelve months ended October 31, 2021

The International Equity Fund returned 35.59% for the Institutional Class, compared with the 34.18% return of its benchmark, the MSCI EAFE® Index. The performance table shows returns for all share classes of the Fund.

Foreign stocks advanced amid mixed economic results
International stocks in both developed- and emerging-markets countries posted gains despite varying rates of economic growth around the world. The economy in the 19-nation euro area contracted in both the fourth quarter of 2020 and the first quarter of 2021 before posting moderate growth over the second and third quarters. China’s economy continued to grow year-over-year, but its rate of expansion peaked during the first quarter of 2021 and decelerated in each of the two following quarters.

Global central banks left highly accommodative monetary policies in place throughout the period. The Federal Reserve kept the federal funds target rate unchanged at 0.00%–0.25%, while the European Central Bank maintained its benchmark interest rates within a near-zero range. The Bank of England kept its benchmark rate at 0.1%.

The MSCI EAFE Index, which measures stock performance in 21 developed-markets nations outside North America, outpaced the 16.96% gain of the MSCI Emerging Markets Index for the period. Both indexes trailed the 43.90% return of the Russell 3000® Index, a broad measure of the U.S. stock market.

Nearly all countries in the benchmark gained ground
Twenty of the 21 countries in the MSCI EAFE Index advanced in U.S.-dollar terms for the twelve-month period. The largest index components were Japan (22.9%), the United Kingdom (14.6%) and France (11.5%), up 20.3%, 43.1% and 47.4%, respectively. Collectively, these three nations represented nearly one-half of the benchmark’s total market capitalization on October 31, 2021. New Zealand was the worst performer, returning –0.8%.

Fund surpassed its benchmark
An overweight investment in Dutch financial firm ING Groep contributed most to performance versus the benchmark, as growth in mortgage lending helped the company post strong results. The next-largest contributors were an out-of-benchmark holding in online financial services provider TCS Group Holding and an overweight in Dutch semiconductor firm ASML Holding.

Conversely, an out-of-benchmark investment in online shop operator THG detracted most from relative performance. Although THG reported strong results, investor concerns weighed on the stock. The next-biggest detractors were an overweight in Japanese game maker Nintendo and an out-of-benchmark holding in Chinese data center operator GDS Holdings.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

30	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2021

International Equity Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	7/1/99	35.59%	9.68%		8.39%		0.48%	0.48%
Advisor Class	12/4/15	35.42	9.56		8.33	†	0.57	0.57
Premier Class	9/30/09	35.31	9.51		8.23		0.63	0.63
Retirement Class	10/1/02	35.28	9.41		8.13		0.73	0.73
Retail Class	3/31/06	35.05	9.31		8.02		0.82	0.82
Class W	9/28/18	36.17	10.00	†	8.55	†	0.48	0.00
MSCI EAFE® Index	—	34.18	9.79		7.37		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$2,000,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country

% of portfolio investments as of 10/31/2021
Japan	20.0
France	15.9
United Kingdom	13.6
Germany	10.0
Netherlands	8.2
Switzerland	4.6
Australia	4.5
Russia	2.4
United States	2.3
Italy	2.2
10 other nations	12.7
Short-term investments	3.6
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2021
More than $50 billion	70.1
More than $15 billion–$50 billion	24.5
More than $2 billion–$15 billion	5.4
Total	100.0

Fund profile

as of 10/31/2021
Net assets	$6.75 billion
Portfolio turnover rate	28%
Number of holdings	87
Weighted median market capitalization	$76.74 billion
Price/earnings ratio (weighted 12-month trailing average)†	19.4
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	31

International Opportunities Fund

Expense example

Six months ended October 31, 2021

International Opportunities Fund	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21– 10/31/21)
Actual return
Institutional Class	$1,000.00	$1,051.04	$3.10
Advisor Class	1,000.00	1,050.03	3.62
Premier Class	1,000.00	1,050.40	3.62
Retirement Class	1,000.00	1,050.69	3.62
Retail Class	1,000.00	1,047.95	5.37
Class W	1,000.00	1,054.05	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,022.18	3.06
Advisor Class	1,000.00	1,021.68	3.57
Premier Class	1,000.00	1,021.68	3.57
Retirement Class	1,000.00	1,021.68	3.57
Retail Class	1,000.00	1,019.96	5.30
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.60% for the Institutional Class, 0.70% for the Advisor Class, 0.70% for the Premier Class, 0.70% for the Retirement Class, 1.04% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2021
Information technology	20.0
Consumer discretionary	16.2
Industrials	12.6
Financials	11.4
Health care	10.2
Consumer staples	9.0
Materials	5.4
Energy	3.2
Communication services	1.7
Real estate	0.8
Short-term investments, other assets & liabilities, net	9.5
Total	100.0

Performance for the twelve months ended October 31, 2021

The International Opportunities Fund returned 29.21% for the Institutional Class, compared with the 29.66% return of its benchmark, the MSCI All Country World (ACWI) ex USA Index. The performance table shows returns for all share classes of the Fund.

Foreign stocks advanced amid mixed economic results

International stocks in both developed- and emerging-markets countries posted gains despite varying rates of economic growth around the world. The economy in the 19-nation euro area contracted in both the fourth quarter of 2020 and the first quarter of 2021 before posting moderate growth over the second and third quarters. China’s economy continued to grow year-over-year, but its rate of expansion peaked during the first quarter of 2021 and then decelerated.

Global central banks left highly accommodative monetary policies in place throughout the period. The Federal Reserve kept the federal funds target rate unchanged at 0.00%–0.25%, while the European Central Bank maintained its benchmark interest rates within a near-zero range.

The MSCI EAFE® Index, which measures stock performance in 21 developed-markets nations outside North America, returned 34.18%, outpacing the 16.96% gain of the MSCI Emerging Markets Index for the period. Both indexes trailed the 43.90% return of the Russell 3000® Index, a broad measure of the U.S. stock market.

Many country components outperformed the benchmark’s return

In U.S.-dollar terms, 28 of 49 countries within the MSCI ACWI ex USA Index gained more than the benchmark’s return for the twelve-month period. The largest markets were Japan (14.5%), China (10.1%) and the United Kingdom (9.2%), returning 20.3%, –8.8% and 43.1%, respectively. Collectively, these three nations represented over one-third of the index’s total market capitalization on October 31, 2021.

Fund trailed its benchmark

The Fund lagged its benchmark for the twelve months, primarily due to the effect of expenses. Among Fund holdings, overweight positions in Brazilian retailer Magazine Luiza and Dutch online food ordering firm Just Eat Takeaway.com detracted most, followed by an out-of-benchmark investment in Japanese internet services provider BASE.

On the positive side, not investing in Chinese online retailer Alibaba contributed most to the Fund’s performance versus the benchmark. The next-largest contributor was an overweight position in U.K.-based equipment rental company Ashtead, followed by an out-of-benchmark investment in Norwegian petroleum resources developer Aker BP. Ashtead and Aker BP each delivered triple-digit gains for the period.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

32	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2021

International Opportunities Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		since inception		gross	net
Institutional Class	4/12/13	29.21%	15.94%		9.58%		0.61%	0.61%
Advisor Class	12/4/15	29.09	15.83		9.53	†	0.71	0.71
Premier Class	4/12/13	29.06	15.78		9.43		0.77	0.77
Retirement Class	4/12/13	29.13	15.73		9.36		0.86	0.86
Retail Class	4/12/13	28.62	15.45		9.14		1.01	1.01
Class W	9/28/18	30.03	16.37	†	9.83	†	0.61	0.00
MSCI All Country World Index ex USA	—	29.66	9.77		6.14	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

$2,000,000 invested at Fund’s inception

Institutional Class (inception April 12, 2013)

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country

% of portfolio investments as of 10/31/2021
Japan	10.4
United Kingdom	8.5
Canada	8.1
Netherlands	6.3
Australia	5.8
China	5.0
France	5.0
Switzerland	4.8
Italy	4.5
Ireland	4.0
16 other nations	27.8
Short-term investments	9.8
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2021
More than $50 billion	30.3
More than $15 billion–$50 billion	27.9
More than $2 billion–$15 billion	37.9
$2 billion or less	3.9
Total	100.0

Fund profile

as of 10/31/2021
Net assets	$2.52 billion
Portfolio turnover rate	29%
Number of holdings	101
Weighted median market capitalization	$24.54 billion
Price/earnings ratio (weighted 12-month trailing average)†	41.7
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	33

Quant International Small-Cap Equity Fund

Expense example

Six months ended October 31, 2021

Quant International Small-Cap Equity Fund	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21– 10/31/21)
Actual return
Institutional Class	$1,000.00	$1,033.97	$3.64
Advisor Class	1,000.00	1,033.17	4.20
Premier Class	1,000.00	1,032.73	4.61
Retirement Class	1,000.00	1,032.34	5.12
Retail Class	1,000.00	1,031.43	5.84
Class W	1,000.00	1,037.16	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,021.63	3.62
Advisor Class	1,000.00	1,021.07	4.18
Premier Class	1,000.00	1,020.67	4.58
Retirement Class	1,000.00	1,020.16	5.09
Retail Class	1,000.00	1,019.46	5.80
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.71% for the Institutional Class, 0.82% for the Advisor Class, 0.90% for the Premier Class, 1.00% for the Retirement Class, 1.14% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2021
Industrials	21.2
Information technology	12.6
Consumer discretionary	11.8
Financials	11.4
Real estate	10.8
Materials	9.9
Health care	7.6
Consumer staples	5.0
Communication services	4.1
Utilities	2.9
Energy	2.6
Short-term investments, other assets & liabilities, net	0.1
Total	100.0

Performance for the twelve months ended October 31, 2021

The Quant International Small-Cap Equity Fund returned 35.40% for the Institutional Class, compared with the 38.83% return of its benchmark, the MSCI All Country World (ACWI) ex USA Small Cap Index. The performance table shows returns for all share classes of the Fund.

Foreign stocks advanced amid mixed economic results

International stocks in both developed- and emerging-markets countries posted gains despite varying rates of economic growth around the world. The economy in the 19-nation euro area contracted in both the fourth quarter of 2020 and the first quarter of 2021 before posting moderate growth over the second and third quarters. China’s economy continued to grow year-over-year, but its rate of expansion peaked during the first quarter of 2021 and decelerated in each of the two following quarters.

Global central banks left highly accommodative monetary policies in place throughout the period. The Federal Reserve kept the federal funds target rate unchanged at 0.00%–0.25%, while the European Central Bank maintained its benchmark interest rates within a near-zero range.

The MSCI EAFE® Index, which measures stock performance in 21 developed-markets nations outside North America, returned 34.18%, outpacing the 16.96% gain of the MSCI Emerging Markets Index for the period. Both indexes trailed the 43.90% return of the Russell 3000® Index, a broad measure of the U.S. stock market.

Most country components outperformed the benchmark’s return

In U.S.-dollar terms, 28 of 49 countries had larger returns than the benchmark for the twelve-month period. The largest markets were Japan (18.9%), the United Kingdom (11.8%) and Canada (6.8%), gaining 13.2%, 45.7% and 53.2%, respectively. These three nations collectively represented over one-third of the index’s total market capitalization on October 31, 2021.

Fund trailed its benchmark

Certain holdings limited the Fund’s relative return versus its benchmark. The largest detractor was an overweight position in Australian protective equipment provider Ansell, which underperformed despite reporting strong operating results. The next-largest detractors were overweight positions in Japanese electrical appliance store operator K’S Holdings and Japan-based office products provider ASKUL.

In contrast, the Fund’s relative performance benefited from overweight positions in three companies. Dutch semiconductor equipment manufacturer ASM International contributed most, followed by Taiwanese semiconductor manufacturer Faraday Technology and Indian investor-services provider Central Depository Services. All three investments delivered outstanding returns.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

34	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2021

Quant International Small-Cap Equity Fund		Total return	Average annual total return		Annual operating expenses*
	Inception date	1 year	since inception		gross	net
Institutional Class	12/9/16	35.40%	8.52%		0.71%	0.71%
Advisor Class	12/9/16	35.28	8.45		0.79	0.79
Premier Class	12/9/16	35.08	8.37		0.91	0.90
Retirement Class	12/9/16	35.00	8.28		0.96	0.96
Retail Class	12/9/16	34.77	8.07		1.44	1.14
Class W	9/28/18	36.31	8.97	†	0.71	0.00
MSCI ACWI ex USA Small Cap Index	—	38.83	11.81	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for Class W that is prior to its inception date is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of Class W. If these actual expenses had been reflected, the performance of Class W shown for these periods would have been different because Class W has different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

$2,000,000 invested at Fund’s inception

Institutional Class (inception December 9, 2016)

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country

% of portfolio investments
as of 10/31/2021
Japan	16.7
United Kingdom	12.4
Australia	7.8
Sweden	6.5
Canada	6.0
Korea, Republic of	5.5
Taiwan	4.5
Germany	4.2
India	3.3
Switzerland	3.2
38 other nations	29.2
Short-term investments	0.7
Total	100.0

Holdings by company size

% of equity investments
Market capitalization	as of 10/31/2021
More than $50 billion	0.3
More than $15 billion–$50 billion	1.6
More than $2 billion–$15 billion	57.7
$2 billion or less	40.4
Total	100.0

Fund profile

as of 10/31/2021
Net assets	$1.58 billion
Portfolio turnover rate	119%
Number of holdings	670
Weighted median market capitalization	$2.43 billion
Price/earnings ratio (weighted 12-month trailing average)†	17.1
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	35

Social Choice International Equity Fund

Expense example

Six months ended October 31, 2021

Social Choice International Equity	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21– 10/31/21)
Actual return
Institutional Class	$1,000.00	$1,060.63	$1.82
Advisor Class	1,000.00	1,059.86	2.39
Premier Class	1,000.00	1,059.77	2.70
Retirement Class	1,000.00	1,059.28	3.11
Retail Class	1,000.00	1,058.46	3.53
5% annual hypothetical return
Institutional Class	1,000.00	1,023.44	1.79
Advisor Class	1,000.00	1,022.89	2.35
Premier Class	1,000.00	1,022.58	2.65
Retirement Class	1,000.00	1,022.18	3.06
Retail Class	1,000.00	1,021.78	3.47
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.35% for the Institutional Class, 0.46% for the Advisor Class, 0.52% for the Premier Class, 0.60% for the Retirement Class and 0.68% for the Retail Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2021
Financials	18.6
Industrials	13.7
Consumer discretionary	12.0
Health care	11.7
Consumer staples	9.7
Information technology	9.4
Materials	7.9
Communication services	5.2
Utilities	3.8
Energy	3.7
Real estate	3.2
Short-term investments, other assets & liabilities, net	1.1
Total	100.0

Performance for the twelve months ended October 31, 2021

The Social Choice International Equity Fund returned 35.70% for the Institutional Class, compared with the 34.18% return of its benchmark, the MSCI EAFE® Index. The performance table shows returns for all share classes of the Fund. The Fund utilizes environmental, social and governance (ESG) criteria, while the benchmark does not.

Avoiding certain stocks helped the Fund’s relative performance

Because of its ESG criteria, the Fund excluded certain stocks in the MSCI EAFE Index. Omitting these companies produced mixed results during the twelve-month period, but the net effect was that the Fund outperformed its benchmark.

The Fund’s performance versus its benchmark was helped most by avoiding Unilever, SoftBank and Novartis. Consumer products giant Unilever reported weaker profits and rising costs; Japanese conglomerate SoftBank’s Vision Fund suffered investment losses; and the retail division of Swiss drug manufacturer Novartis was affected by softer demand for generic drugs and price erosion.

Excluding other stocks detracted from Fund performance

The Fund’s relative performance was hurt by the exclusion of other stocks—namely Royal Dutch Shell, LVMH and BP. As the global economy has recovered from the pandemic and oil prices have risen, Royal Dutch Shell and BP have increased their dividends and announced plans to buy back shares. French luxury goods group LVMH delivered record revenue growth.

Fund surpassed its benchmark

To compensate for the exclusion of some stocks within the MSCI EAFE Index, the Fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of its index and to manage risk.

Of stocks the Fund held, overweight investments in Nippon Yusen, CNH Industrial and Eni contributed most. Japanese marine transportation services provider Nippon Yusen benefited from soaring demand for shipping goods. U.K. industrial company CNH reported sales growth across most business segments. Italian hydrocarbon exploration and production firm Eni benefited from rising prices for Brent crude oil and higher natural gas prices in Europe.

In contrast, overweight positions in Japanese companies Nippon Paint, pharmaceutical company Daiichi Sankyo and German-based chemical products manufacturer Henkel detracted most. Nippon Paint forecasted lower profits due to rising costs for raw materials and decreased production of automobiles due to the global semiconductor shortage, which also weighed on the stock. Daiichi Sankyo and Henkel also underperformed.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

36	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2021

Social Choice International Equity Fund		Total return	Average annual total return			Annual operating expenses*
	Inception date	1 year	5 years	since inception		gross	net
Institutional Class	8/7/15	35.70%	10.46%	7.18%		0.41%	0.40%
Advisor Class	12/4/15	35.60	10.36	7.12	†	0.52	0.51
Premier Class	8/7/15	35.49	10.28	7.02		0.56	0.55
Retirement Class	8/7/15	35.42	10.18	6.92		0.66	0.65
Retail Class	8/7/15	35.27	10.07	6.82		0.72	0.71
MSCI EAFE® Index	—	34.18	9.79	6.40	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

$2,000,000 invested at Fund’s inception

Institutional Class (inception August 7, 2015)

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country

% of portfolio investments
as of 10/31/2021
Japan	22.8
United Kingdom	13.0
France	10.1
Switzerland	9.1
Germany	8.2
Australia	6.7
Sweden	3.9
Netherlands	3.3
Spain	2.8
Denmark	2.6
16 other nations	16.2
Short-term investments	1.3
Total	100.0

Holdings by company size

% of equity investments
Market capitalization	as of 10/31/2021
More than $50 billion	42.9
More than $15 billion–$50 billion	38.0
More than $2 billion–$15 billion	19.1
Total	100.0

Fund profile

as of 10/31/2021
Net assets	$968.46 million
Portfolio turnover rate	12%
Number of holdings	395
Weighted median market capitalization	$39.23 billion
Price/earnings ratio (weighted 12-month trailing average)†	17.4
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	37

Summary portfolio of investments

Growth & Income Fund ■ October 31, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS
233,048	*	Aptiv plc	$40,291,669	0.6%
739,172	*	General Motors Co	40,233,132	0.6
94,441	*,n	Tesla, Inc	105,207,274	1.5
			185,732,075	2.7
BANKS
2,244,669		Bank of America Corp	107,250,285	1.5
528,876		JPMorgan Chase & Co	89,850,744	1.3
1,199,959		Wells Fargo & Co	61,389,902	0.9
		Other	93,200,842	1.3
			351,691,773	5.0
CAPITAL GOODS
119,789	n	Deere & Co	41,004,973	0.6
379,745		Eaton Corp	62,566,786	0.9
331,340		Honeywell International, Inc	72,437,551	1.0
461,652		Raytheon Technologies Corp	41,022,397	0.6
		Other	295,286,786	4.2
			512,318,493	7.3
COMMERCIAL & PROFESSIONAL SERVICES
269,888		Waste Management, Inc	43,244,154	0.6
		Other	36,432,123	0.5
			79,676,277	1.1
CONSUMER DURABLES & APPAREL			87,736,517	1.3
CONSUMER SERVICES
288,777	n	Darden Restaurants, Inc	41,624,317	0.6
264,415	*,n	Expedia Group, Inc	43,472,470	0.6
		Other	74,936,900	1.1
			160,033,687	2.3
DIVERSIFIED FINANCIALS
1,340,662		Equitable Holdings, Inc	44,912,177	0.6
804,450		Morgan Stanley	82,681,371	1.2
		Other	98,464,541	1.4
			226,058,089	3.2
ENERGY			169,166,666	2.4
FOOD & STAPLES RETAILING			36,980,404	0.5
FOOD, BEVERAGE & TOBACCO
665,241	n	Mondelez International, Inc	40,406,738	0.6
466,600		PepsiCo, Inc	75,402,560	1.1
		Other	121,953,873	1.7
			237,763,171	3.4
HEALTH CARE EQUIPMENT & SERVICES
341,733		Abbott Laboratories	44,045,966	0.6
224,261	n	Danaher Corp	69,917,852	1.0
74,445	*,n	DexCom, Inc	46,394,868	0.7
464,245		Medtronic plc	55,644,406	0.8
216,993		UnitedHealth Group, Inc	99,918,767	1.4
		Other	153,254,914	2.2
			469,176,773	6.7
Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS
139,286		Estee Lauder Cos (Class A)	$45,174,628	0.7%
458,134		Procter & Gamble Co	65,508,581	0.9
			110,683,209	1.6
INSURANCE
691,675		Metlife, Inc	43,437,190	0.6
		Other	118,463,129	1.7
			161,900,319	2.3
MATERIALS
255,323		Linde plc	81,499,102	1.2
		Other	201,026,333	2.8
			282,525,435	4.0
MEDIA & ENTERTAINMENT
112,165	*,n	Alphabet, Inc (Class C)	332,615,213	4.8
408,885	*,n	Facebook, Inc	132,302,919	1.9
74,084	*,n	Netflix, Inc	51,140,926	0.7
445,453	*,n	Walt Disney Co	75,312,739	1.1
		Other	112,877,594	1.6
			704,249,391	10.1
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
645,244	n	AbbVie, Inc	73,990,129	1.1
1,145,186	*	Avantor, Inc	46,242,611	0.7
157,714		Eli Lilly & Co	40,179,219	0.6
1,395,056	n	Pfizer, Inc	61,019,749	0.9
		Other	271,263,596	3.8
			492,695,304	7.1
REAL ESTATE
310,775		Prologis, Inc	45,049,944	0.6
		Other	51,988,467	0.8
			97,038,411	1.4
RETAILING
73,941	*	Amazon.com, Inc	249,360,847	3.6
141,638	n	Home Depot, Inc	52,652,510	0.8
235,464		Target Corp	61,131,164	0.9
		Other	108,043,968	1.4
			471,188,489	6.7
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
476,089	*,n	Advanced Micro Devices, Inc	57,240,180	0.8
77,401		Broadcom, Inc	41,151,790	0.6
88,196	n	Monolithic Power Systems, Inc	46,343,470	0.7
445,297	n	NVIDIA Corp	113,849,084	1.6
		Other	139,209,277	2.0
			397,793,801	5.7
SOFTWARE & SERVICES
259,521		Mastercard, Inc (Class A)	87,074,486	1.2
1,357,206		Microsoft Corp	450,076,654	6.4
263,296	*	PayPal Holdings, Inc	61,240,017	0.9
317,929	*	salesforce.com, Inc	95,280,142	1.4
66,447	*	ServiceNow, Inc	46,364,059	0.7
		Other	132,071,817	1.9
			872,107,175	12.5

38	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	continued

Growth & Income Fund ■ October 31, 2021

Shares		Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
2,653,593		Apple, Inc	$397,508,231	5.7%
1,100,463	n	Cisco Systems, Inc	61,592,914	0.9
		Other	152,091,308	2.1
			611,192,453	8.7
TELECOMMUNICATION SERVICES			24,685,948	0.4
TRANSPORTATION			132,680,868	1.9
UTILITIES
621,133		NextEra Energy, Inc	53,001,279	0.7
		Other	18,810,325	0.3
			71,811,604	1.0
		TOTAL COMMON STOCKS (Cost $3,550,226,649)	6,946,886,332	99.3
PURCHASED OPTIONS
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			326,300	0.0
SOFTWARE & SERVICES			18,144	0.0
		TOTAL PURCHASED OPTIONS (Cost $496,111)	344,444	0.0

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT			16,815,738	0.2
REPURCHASE AGREEMENT			17,080,000	0.3
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
2,294,446	c	State Street Navigator Securities Lending Government Money Market portfolio 0.030%	$2,294,446	0.0%
			2,294,446	0.0
		TOTAL SHORT-TERM INVESTMENTS (Cost $36,190,234)	36,190,184	0.5
		TOTAL PORTFOLIO (Cost $3,586,912,994)	6,983,420,960	99.8
		OTHER ASSETS & LIABILITIES, NET	10,555,880	0.2
		NET ASSETS	$6,993,976,840	100.0%

Abbreviation(s):
PIPE	Private Investments in Public Equity
SPACs	Special Purpose Acquisition Companies

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/21, the aggregate value of securities on loan is $8,175,111. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

At 10/31/21, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $11,010,161 or 0.2% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Purchased options outstanding as of October 31, 2021 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Global Payments, Inc, Call	288	$144,585	$190.00	01/21/22	$ 18,144
Xilinx, Inc, Call	260	351,526	190.00	01/21/22	326,300
Total	548	$496,111			$344,444

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	39

Summary portfolio of investments	continued

Growth & Income Fund ■ October 31, 2021

Written options outstanding as of October 31, 2021 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
AbbVie, Inc, Put	420	$(42,826)	$100.00	11/19/21	$(5,460)
ACADIA Pharmaceuticals, Inc, Put	500	(157,396)	17.50	01/21/22	(65,000)
Advanced Micro Devices, Inc, Call	400	(356,697)	135.00	12/17/21	(81,200)
Advanced Micro Devices, Inc, Put	400	(6,391)	104.00	11/05/21	(2,800)
Airbnb, Inc, Call	210	(41,901)	200.00	11/19/21	(18,690)
Albertsons Cos, Inc, Put	1,800	(48,560)	22.50	12/17/21	(22,500)
Alliance Data Systems Corp, Put	103	(27,859)	75.00	01/21/22	(27,859)
Alliance Data Systems Corp, Put	103	(43,212)	80.00	01/21/22	(43,212)
Alphabet, Inc, Put	20	(18,340)	2,370.00	12/17/21	(8,700)
Ambarella, Inc, Put	330	(41,242)	130.00	11/19/21	(26,400)
Ambarella, Inc, Put	300	(35,393)	140.00	11/19/21	(52,500)
Arcturus Therapeutics Holdings, Inc, Put	500	(853,179)	45.00	03/18/22	(502,500)
Axsome Therapeutics, Inc, Put	1,680	(1,256,578)	32.50	03/18/22	(1,362,480)
BioNTech SE, Put	236	(340,392)	250.00	01/21/22	(481,440)
Boston Beer Co, Inc, Put	100	(1,167,792)	580.00	06/17/22	(1,284,500)
Brinker International, Inc, Put	1,200	(46,773)	35.00	12/17/21	(60,000)
Brunswick Corp, Put	470	(36,927)	80.00	11/19/21	(10,340)
Caesars Entertainment, Inc, Call	300	(41,390)	140.00	11/19/21	(5,550)
Caesars Entertainment, Inc, Put	470	(39,779)	90.00	11/19/21	(23,970)
CF Industries Holdings, Inc, Call	666	(73,237)	65.00	11/19/21	(11,322)
Children’s Place, Inc, Call	222	(45,223)	105.00	11/19/21	(13,875)
Children’s Place, Inc, Call	222	(31,155)	110.00	11/19/21	(10,545)
Children’s Place, Inc, Call	615	(183,248)	110.00	12/17/21	(103,013)
Children’s Place, Inc, Put	615	(515,346)	70.00	12/17/21	(164,512)
Cisco Systems, Inc, Put	840	(41,133)	50.00	11/19/21	(14,280)
Citigroup, Inc, Put	445	(173,533)	57.50	01/21/22	(24,030)
Cloudflare, Inc, Put	300	(55,148)	140.00	11/05/21	(14,400)
Coca-Cola Co, Put	884	(32,273)	47.50	12/17/21	(8,840)
Comcast Corp, Put	950	(32,269)	45.00	11/19/21	(10,450)
Crocs, Inc, Put	400	(17,991)	130.00	11/19/21	(15,600)
Danaher Corp, Put	160	(37,275)	270.00	11/19/21	(11,200)
Darden Restaurants, Inc, Put	350	(34,296)	120.00	12/17/21	(31,500)
Deckers Outdoor Corp, Put	130	(33,536)	310.00	11/19/21	(3,250)
Deere & Co, Put	130	(44,847)	290.00	12/17/21	(28,470)
Dexcom, Inc, Call	65	(24,481)	640.00	11/19/21	(93,600)
DraftKings, Inc, Put	300	(94,196)	45.00	01/21/22	(114,000)
DraftKings, Inc, Put	500	(121,488)	40.00	02/18/22	(122,000)
Duck Creek Technologies, Inc, Put	1,000	(149,227)	25.00	04/14/22	(130,000)
DuPont de Nemours, Inc, Put	310	(34,400)	60.00	01/21/22	(22,475)
DuPont de Nemours, Inc, Put	310	(64,469)	62.50	01/21/22	(36,580)
Electronic Arts, Inc, Put	380	(39,158)	110.00	11/19/21	(7,220)
Emergent BioSolutions, Inc, Put	460	(394,668)	55.00	03/18/22	(441,600)
Entergy Corp, Put	470	(38,722)	92.50	12/17/21	(32,900)
Estee Lauder Cos, Inc, Call	120	(16,797)	350.00	12/17/21	(51,600)
Estee Lauder Cos, Inc, Put	160	(31,147)	270.00	12/17/21	(28,800)
Expedia Group, Inc, Call	220	(27,504)	192.50	11/19/21	(20,240)
Facebook, Inc, Put	160	(39,356)	270.00	12/17/21	(29,600)
Farfetch Ltd, Put	800	(277,948)	35.00	01/21/22	(164,000)
FedEx Corp, Put	86	(65,099)	210.00	01/21/22	(35,690)
FedEx Corp, Put	86	(94,425)	210.00	03/18/22	(65,360)
Global Payments, Inc, Call	370	(51,048)	220.00	01/21/22	(7,400)
Global Payments, Inc, Put	288	(91,574)	135.00	01/21/22	(155,520)
HCA Healthcare, Inc, Put	200	(35,603)	210.00	12/17/21	(20,000)
Home Depot, Inc, Call	240	(112,794)	400.00	03/18/22	(231,600)
Home Depot, Inc, Put	240	(119,994)	300.00	03/18/22	(91,200)
Horizon Therapeutics PLC, Call	350	(41,666)	135.00	11/19/21	(29,750)
Intel Corp, Put	800	(100,772)	45.00	12/17/21	(33,600)
Knight-Swift Transportation Holdings, Inc, Put	900	(32,515)	45.00	11/19/21	(6,300)
Kohl’s Corp, Put	1,000	(70,967)	37.50	11/19/21	(16,000)
Lamb Weston Holdings, Inc, Put	666	(68,935)	50.00	01/21/22	(71,262)
Levi Strauss & Co, Call	1,400	(40,568)	30.00	11/19/21	(7,000)
Lumentum Holdings, Inc, Put	200	(110,268)	75.00	12/17/21	(33,000)
Micron Technology, Inc, Put	570	(99,731)	60.00	11/19/21	(7,410)
Moderna, Inc, Call	200	(428,613)	390.00	04/14/22	(620,000)
Moderna, Inc, Put	200	(455,593)	250.00	04/14/22	(235,000)

40	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Growth & Income Fund ■ October 31, 2021

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Mondelez International, Inc, Put	800	$(37,574)	$52.50	12/17/21	$(16,000)
Monolithic Power Systems, Inc, Call	75	(33,435)	560.00	12/17/21	(54,300)
Monolithic Power Systems, Inc, Put	100	(39,264)	450.00	12/17/21	(39,264)
Monster Beverage Corp, Put	560	(30,793)	75.00	11/19/21	(24,640)
NetFlix, Inc, Put	75	(33,726)	555.00	12/17/21	(10,725)
Newell Brands, Inc, Put	1,900	(81,634)	20.00	12/17/21	(38,000)
Nordstrom, Inc, Put	750	(44,226)	22.50	11/19/21	(6,000)
NVIDIA Corp, Put	250	(3,502)	205.00	11/05/21	(2,000)
NXP Semiconductors NV, Put	280	(47,789)	165.00	11/05/21	(27,300)
Otis Worldwide Corp, Put	560	(38,062)	75.00	11/19/21	(25,200)
Petco Health & Wellness Co, Inc, Call	1,600	(33,564)	27.00	11/19/21	(65,600)
Pfizer, Inc, Put	976	(114,170)	37.00	03/18/22	(69,296)
QUALCOMM, Inc, Put	380	(45,588)	110.00	11/19/21	(9,880)
Seagen, Inc, Call	320	(161,511)	190.00	12/17/21	(141,120)
Seagen, Inc, Put	320	(29,173)	145.00	11/19/21	(27,200)
Shake Shack, Inc, Put	500	(281,482)	70.00	03/18/22	(412,500)
Six Flags Entertainment Corp, Put	940	(69,548)	40.00	11/19/21	(122,200)
Skyworks Solutions, Inc, Put	290	(34,793)	145.00	11/19/21	(30,740)
Snap, Inc, Put	700	(373,789)	55.00	02/18/22	(556,500)
Sony Group Corp, Put	420	(34,006)	100.00	11/19/21	(7,350)
Spirit AeroSystems Holdings, Inc, Put	450	(43,172)	38.00	11/19/21	(31,500)
Spirit AeroSystems Holdings, Inc, Put	550	(72,950)	37.50	12/17/21	(72,875)
Square, Inc, Put	190	(76,753)	205.00	11/05/21	(3,610)
Stratasys Ltd, Call	900	(36,880)	45.00	12/17/21	(40,500)
Teladoc Health, Inc, Put	286	(94,665)	115.00	11/19/21	(3,718)
Tempur Sealy International, Inc, Call	840	(82,965)	55.00	12/17/21	(10,500)
Tesla, Inc, Call	61	(485,812)	1,300.00	05/20/22	(671,000)
Tesla, Inc, Put	50	(352,317)	850.00	05/20/22	(335,250)
Ulta Beauty, Inc, Put	140	(31,217)	305.00	12/17/21	(32,900)
Urban Outfitters, Inc, Call	1,000	(40,968)	40.00	11/19/21	(10,000)
Urban Outfitters, Inc, Put	1,400	(175,654)	27.00	12/17/21	(87,500)
ViacomCBS, Inc, Put	892	(578,876)	42.50	03/18/22	(664,540)
Walt Disney Co, Put	290	(46,680)	145.00	11/19/21	(8,700)
WW International, Inc, Put	1,000	(112,977)	15.00	01/21/22	(102,000)
WW International, Inc, Put	900	(111,237)	17.50	01/21/22	(195,750)
Xilinx, Inc, Call	260	(181,473)	210.00	01/21/22	(156,000)
Xilinx, Inc, Put	260	(171,073)	160.00	01/21/22	(202,150)
Zimmer Biomet Holdings, Inc, Put	300	(64,490)	120.00	12/17/21	(25,500)
Total	51,087	$(13,654,651)			$(11,850,903)

Unfunded commitment with a SPAC outstanding at October 31, 2021:

PIPE	Shares	Total commitment amount	Fair value amount	Unrealized Appreciation
J1 Holdings Inc.	1,001,000	$10,010,000	$11,591,580	$1,581,580

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	41

Summary portfolio of investments

Large-Cap Growth Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS
150,931	*	Tesla, Inc	$168,137,134	2.3%
		Other	69,020,652	1.0
			237,157,786	3.3
CAPITAL GOODS
1,056,449		Carrier Global Corp	55,178,331	0.8
189,587		Roper Technologies Inc	92,493,810	1.3
427,090		Safran S.A.	57,481,925	0.8
		Other	3,611,761	0.0
			208,765,827	2.9
COMMERCIAL & PROFESSIONAL SERVICES
2,375,160	*	Clarivate Analytics plc	55,697,502	0.8
1,151,987		Experian Group Ltd	52,819,984	0.7
495,592		Waste Connections, Inc	67,405,468	0.9
		Other	13,471,510	0.2
			189,394,464	2.6
CONSUMER DURABLES & APPAREL
319,504		Essilor International S.A.	66,104,516	0.9
671,986	*	Peloton Interactive, Inc	61,446,400	0.8
		Other	68,814,694	1.0
			196,365,610	2.7
CONSUMER SERVICES
41,151	*	Booking Holdings, Inc	99,617,518	1.4
2,103,935	*	Carnival Corp	46,623,199	0.7
32,372	*	Chipotle Mexican Grill, Inc (Class A)	57,590,759	0.8
		Other	37,261,705	0.5
			241,093,181	3.4
DIVERSIFIED FINANCIALS
166,209		S&P Global, Inc	78,809,659	1.1
		Other	49,338,629	0.7
			128,148,288	1.8
FOOD & STAPLES RETAILING
348,937		Costco Wholesale Corp	171,516,493	2.4
			171,516,493	2.4
FOOD, BEVERAGE & TOBACCO
644,557	*	Monster Beverage Corp	54,787,345	0.7
		Other	96,659,700	1.4
			151,447,045	2.1
HEALTH CARE EQUIPMENT & SERVICES
113,528	*	Align Technology, Inc	70,883,477	1.0
250,863		Cigna Corp	53,586,845	0.7
126,074	*	DexCom, Inc	78,570,578	1.1
242,666	*	Intuitive Surgical, Inc	87,633,973	1.2
		Other	92,161,082	1.3
			382,835,955	5.3
INSURANCE			40,259,081	0.6
Shares		Company	Value	% of net assets
MATERIALS			$35,158,603	0.5%
MEDIA & ENTERTAINMENT
137,857	*	Alphabet, Inc (Class C)	408,802,526	5.7
903,013		Comcast Corp (Class A)	46,441,959	0.7
901,098	*	Facebook, Inc	291,568,280	4.1
320,319	*	IAC	48,807,006	0.7
496,091	*	Match Group, Inc	74,800,601	1.0
300,896	*	Walt Disney Co	50,872,487	0.7
		Other	148,360,101	2.0
			1,069,652,960	14.9
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
440,412		AstraZeneca plc	55,096,116	0.8
2,004,509	*	Avantor, Inc	80,942,074	1.1
197,653	*	Illumina, Inc	82,037,854	1.2
496,361		Zoetis, Inc	107,313,248	1.5
		Other	38,120,588	0.5
			363,509,880	5.1
RETAILING
163,759	*	Amazon.com, Inc	552,265,764	7.7
414,312	*	CarMax, Inc	56,727,599	0.8
1,052,918		TJX Companies, Inc	68,955,600	1.0
		Other	146,505,331	2.0
			824,454,294	11.5
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
706,508		Applied Materials, Inc	96,544,318	1.3
213,515		Broadcom, Inc	113,519,520	1.6
914,578		Marvell Technology, Inc	62,648,593	0.9
594,730		NVIDIA Corp	152,054,619	2.1
426,439		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	48,486,114	0.7
		Other	32,810,458	0.4
			506,063,622	7.0
SOFTWARE & SERVICES
19,934	*,g	Adyen NV	60,147,040	0.8
253,031	*	DocuSign, Inc	70,415,997	1.0
248,292		Intuit, Inc	155,428,309	2.2
1,718,072		Microsoft Corp	569,747,037	7.9
716,565	*	PayPal Holdings, Inc	166,665,853	2.3
884,004	*	salesforce.com, Inc	264,927,159	3.7
163,129	*	ServiceNow, Inc	113,824,891	1.6
161,727	*	Twilio, Inc	47,120,779	0.7
1,327,648		Visa, Inc (Class A)	281,156,017	3.9
184,390	*	Zoom Video Communications, Inc	50,642,714	0.7
		Other	149,623,475	2.0
			1,929,699,271	26.8
TECHNOLOGY HARDWARE & EQUIPMENT
1,629,925		Apple, Inc	244,162,765	3.4
			244,162,765	3.4
TELECOMMUNICATION SERVICES			37,472,124	0.5

42	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Growth Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
TRANSPORTATION
1,994,742	*	Uber Technologies, Inc	$87,409,595	1.2%
348,113		Union Pacific Corp	84,034,478	1.2
			171,444,073	2.4
		TOTAL COMMON STOCKS (Cost $3,821,212,130)	7,128,601,322	99.2

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT			19,834,520	0.3
TREASURY DEBT			39,994,980	0.5

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
2	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.030%	2	0.0
			2	0.0
		TOTAL SHORT-TERM INVESTMENTS (Cost $59,829,562)	59,829,502	0.8
		TOTAL PORTFOLIO (Cost $3,881,041,692)	7,188,430,824	100.0
		OTHER ASSETS & LIABILITIES, NET	1,214,240	0.0
		NET ASSETS	$7,189,645,064	100.0%

Abbreviation(s):
ADR	American Depositary Receipt
PIPE	Private Investments in Public Equity
SPACs	Special Purpose Acquisition Companies

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/21, the aggregate value of these securities, including those in “Other,” is $97,619,164 or 1.4% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/21, the aggregate value of securities on loan is $509, 065. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Unfunded commitment with a SPAC outstanding at October 31, 2021:

		Total
		commitment	Fair	Unrealized
PIPE	Shares	amount	value amount	Appreciation
J1 Holdings Inc.	3,133,698	$31,336,980	$36,288,223	$4,951,243

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	43

Summary portfolio of investments

Large-Cap Value Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$39,811,463	0.7%
BANKS
3,821,439		Bank of America Corp	182,588,355	3.3
1,153,173		Citigroup, Inc	79,753,445	1.5
1,309,094		JPMorgan Chase & Co	222,401,980	4.0
348,339		PNC Financial Services Group, Inc	73,509,979	1.3
1,066,604		US Bancorp	64,390,883	1.2
2,375,691		Wells Fargo & Co	121,540,352	2.2
			744,184,994	13.5
CAPITAL GOODS
164,152		Deere & Co	56,190,871	1.0
362,755		Dover Corp	61,334,615	1.1
374,053		Eaton Corp	61,628,972	1.1
450,695		Honeywell International, Inc	98,530,941	1.8
212,694		Parker-Hannifin Corp	63,082,913	1.2
1,196,359		Raytheon Technologies Corp	106,308,461	1.9
		Other	201,900,110	3.7
			648,976,883	11.8
CONSUMER DURABLES & APPAREL
11,585	*	NVR, Inc	56,706,258	1.0
			56,706,258	1.0
CONSUMER SERVICES
498,256	*	Hilton Worldwide Holdings, Inc	71,723,951	1.3
264,891		McDonald’s Corp	65,043,985	1.2
		Other	33,087,221	0.6
			169,855,157	3.1
DIVERSIFIED FINANCIALS
471,183		American Express Co	81,882,182	1.5
294,903	*	Berkshire Hathaway, Inc (Class B)	84,640,110	1.6
70,494		BlackRock, Inc	66,508,269	1.2
269,477		Goldman Sachs Group, Inc	111,388,318	2.0
			344,418,879	6.3
ENERGY
977,143		Chevron Corp	111,873,102	2.0
1,139,341		ConocoPhillips	84,869,511	1.6
		Other	77,749,718	1.4
			274,492,331	5.0
FOOD & STAPLES RETAILING
561,709		Walmart, Inc	83,930,559	1.5
			83,930,559	1.5
FOOD, BEVERAGE & TOBACCO			44,956,104	0.8
HEALTH CARE EQUIPMENT & SERVICES
217,846		Anthem, Inc	94,791,330	1.8
337,169		Cigna Corp	72,022,670	1.3
220,962		HCA Healthcare, Inc	55,342,142	1.0
693,303		Medtronic plc	83,099,298	1.5
384,390		UnitedHealth Group, Inc	177,000,063	3.2
425,374		Zimmer Biomet Holdings, Inc	60,879,527	1.1
			543,135,030	9.9
Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS			$47,150,381	0.9%
INSURANCE
1,284,211		American International Group, Inc	75,884,028	1.4
482,278		Chubb Ltd	94,227,476	1.7
429,953		Marsh & McLennan Cos, Inc	71,716,160	1.3
		Other	50,559,171	0.9
			292,386,835	5.3
MATERIALS
653,065		Crown Holdings, Inc	67,912,229	1.2
372,962		PPG Industries, Inc	59,886,508	1.1
		Other	121,268,249	2.2
			249,066,986	4.5
MEDIA & ENTERTAINMENT
40,428	*	Alphabet, Inc (Class C)	119,885,596	2.2
2,625,187		Comcast Corp (Class A)	135,013,367	2.4
669,361	*	Walt Disney Co	113,168,864	2.1
		Other	52,266,856	0.9
			420,334,683	7.6
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
1,151,318		Bristol-Myers Squibb Co	67,236,971	1.2
996,810		Johnson & Johnson	162,360,413	2.9
679,312		Merck & Co, Inc	59,813,421	1.1
		Other	47,684,911	0.9
			337,095,716	6.1
REAL ESTATE
441,248		Prologis, Inc	63,963,310	1.2
			63,963,310	1.2
RETAILING
163,012		Home Depot, Inc	60,598,081	1.1
			60,598,081	1.1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
329,641		Analog Devices, Inc	57,189,417	1.0
409,575		Applied Materials, Inc	55,968,424	1.0
291,552		NXP Semiconductors NV	58,561,135	1.1
		Other	100,284,314	1.8
			272,003,290	4.9
SOFTWARE & SERVICES
219,523		Accenture plc	78,762,657	1.4
548,253	*	Fiserv, Inc	53,997,438	1.0
287,966		Microsoft Corp	95,495,285	1.7
		Other	15,048,285	0.3
			243,303,665	4.4
TECHNOLOGY HARDWARE & EQUIPMENT
1,691,950		Cisco Systems, Inc	94,698,442	1.7
582,825		TE Connectivity Ltd	85,092,450	1.6
			179,790,892	3.3
TELECOMMUNICATION SERVICES			62,830,379	1.1

44	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Fund  ■  October 31, 2021

Shares	Company	Value	% of net assets
TRANSPORTATION
383,483	Union Pacific Corp	$92,572,796	1.6%
	Other	75,399,633	1.4
		167,972,429	3.0
UTILITIES		143,851,680	2.6
	TOTAL COMMON STOCKS (Cost $3,412,240,030)	5,490,815,985	99.6

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT		9,750,956	0.2
REPURCHASE AGREEMENT		6,065,000	0.1
TREASURY DEBT		28,155,993	0.5
	TOTAL SHORT-TERM INVESTMENTS (Cost $43,971,956)	43,971,949	0.8
	TOTAL PORTFOLIO (Cost $3,456,211,986)	5,534,787,934	100.4
	OTHER ASSETS & LIABILITIES, NET	(22,194,243)	(0.4)
	NET ASSETS	$5,512,593,691	100.0%

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	45

Summary portfolio of investments

Mid-Cap Growth Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS
130,146	*	Aptiv plc	$22,500,942	1.1%
			22,500,942	1.1
CAPITAL GOODS
537,024		Carrier Global Corp	28,048,764	1.4
		Other	54,690,058	2.7
			82,738,822	4.1
COMMERCIAL & PROFESSIONAL SERVICES
862,927	*	Clarivate Analytics plc	20,235,638	1.0
638,009	*	Driven Brands Holdings, Inc	20,716,152	1.0
426,500		Experian Group Ltd	19,555,536	1.0
1,200,263	*	First Advantage Corp	22,444,918	1.1
159,714		Waste Connections, Inc	21,722,701	1.1
		Other	47,776,591	2.4
			152,451,536	7.6
CONSUMER DURABLES & APPAREL
390,632	*	Peloton Interactive, Inc	35,719,390	1.8
1,188,186	*	Traeger, Inc	22,444,834	1.1
		Other	66,419,636	3.3
			124,583,860	6.2
CONSUMER SERVICES
12,613	*	Chipotle Mexican Grill, Inc (Class A)	22,438,905	1.1
861,777	*	European Wax Center, Inc	27,473,451	1.4
		Other	88,918,596	4.4
			138,830,952	6.9
DIVERSIFIED FINANCIALS			49,605,659	2.5
FOOD, BEVERAGE & TOBACCO
124,326	*	Freshpet, Inc	19,383,667	0.9
		Other	35,634,457	1.8
			55,018,124	2.7
HEALTH CARE EQUIPMENT & SERVICES
53,418	*	Align Technology, Inc	33,352,597	1.7
81,394	*	DexCom, Inc	50,725,555	2.5
434,433	*,e	GoodRx Holdings, Inc	19,375,712	1.0
159,297	*	Guardant Health, Inc	18,604,297	0.9
86,991	*	Molina Healthcare, Inc	25,724,978	1.3
393,392	*	Oak Street Health, Inc	18,579,904	0.9
108,021	*	Veeva Systems, Inc	34,243,737	1.7
68,164		West Pharmaceutical Services, Inc	29,302,340	1.5
		Other	9,315,414	0.4
			239,224,534	11.9
INSURANCE			16,641,126	0.8
MATERIALS			17,734,291	0.9
MEDIA & ENTERTAINMENT
130,844	*	IAC	19,936,700	1.0
302,345	*	Match Group, Inc	45,587,579	2.3
113,035	*	Take-Two Interactive Software, Inc	20,459,335	1.0
381,712	*	Twitter, Inc	20,436,861	1.0
		Other	34,351,326	1.7
			140,771,801	7.0
Shares		Company	Value	% of net assets
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
730,542	*	Avantor, Inc	$29,499,286	1.5%
568,866	*	Elanco Animal Health, Inc	18,704,314	0.9
231,190	*	Horizon Therapeutics Plc	27,721,993	1.4
			75,925,593	3.8
REAL ESTATE
199,082		Simon Property Group, Inc	29,181,439	1.5
			29,181,439	1.5
RETAILING
155,111	*	CarMax, Inc	21,237,798	1.1
		Other	106,386,779	5.3
			127,624,577	6.4
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
131,220		Entegris, Inc	18,473,152	0.9
455,093		Marvell Technology, Inc	31,173,870	1.5
130,755		MKS Instruments, Inc	19,619,788	1.0
78,409		Monolithic Power Systems, Inc	41,200,793	2.1
128,274		NXP Semiconductors NV	25,765,116	1.3
			136,232,719	6.8
SOFTWARE & SERVICES
8,190	*,g	Adyen NV	24,711,762	1.2
591,337	*	Anaplan, Inc	38,561,086	1.9
140,908	*	DocuSign, Inc	39,213,287	2.0
53,645	*	HubSpot, Inc	43,464,788	2.2
56,243	*	Monday.com Ltd	20,912,835	1.0
54,733	*	MongoDB, Inc	28,531,766	1.4
38,211	*	Palo Alto Networks, Inc	19,452,838	1.0
105,952	*	Paylocity Holding Corp	32,330,193	1.6
465,295	*	Qualtrics International, Inc	21,552,464	1.1
2,681,295	*	Sabre Corp	27,831,842	1.4
310,674	*	SentinelOne, Inc	20,628,754	1.0
125,711	*	Synopsys, Inc	41,884,391	2.1
65,857	*	Twilio, Inc	19,188,096	1.0
		Other	106,516,969	5.3
			484,781,071	24.2
TECHNOLOGY HARDWARE & EQUIPMENT
237,877		Cognex Corp	20,835,646	1.1
		Other	20,283,803	1.0
			41,119,449	2.1
TELECOMMUNICATION SERVICES			9,734,846	0.5
TRANSPORTATION
402,358	*	Lyft, Inc (Class A)	18,456,161	0.9
		Other	17,515,935	0.9
			35,972,096	1.8
		TOTAL COMMON STOCKS (Cost $1,387,937,826)	1,980,673,437	98.8

46	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Mid-Cap Growth Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
RIGHTS / WARRANTS
UTILITIES			$2,918,366	0.2%
		TOTAL RIGHTS / WARRANTS (Cost $2,029,946)	2,918,366	0.2

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT			11,059,976	0.5
TREASURY DEBT			11,977,994	0.6

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
23,760,711	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.030%	23,760,711	1.2
			23,760,711	1.2
		TOTAL SHORT-TERM INVESTMENTS (Cost $46,798,685)	46,798,681	2.3
		TOTAL PORTFOLIO (Cost $1,436,766,457)	2,030,390,484	101.3
		OTHER ASSETS & LIABILITIES, NET	(27,047,196)	(1.3)
		NET ASSETS	$2,003,343,288	100.0%

Abbreviation(s):
PIPE	Private Investments in Public Equity
SPACs Special Purpose Acquisition Companies

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $60,166,125. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/21, the aggregate value of these securities, including those in “Other,” is $39,618,096 or 2.0% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Unfunded commitment with a SPAC outstanding at October 31, 2021:

PIPE	Shares	Total Commitment amount	Fair value amount	Unrealized Appreciation
J1 Holdings Inc.	814,325	$8,142,350	$9,428,841	$1,286,491

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	47

Summary portfolio of investments

Mid-Cap Value Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS
208,427	*	Aptiv plc	$36,034,944	1.7%
1,411,485	*	Ford Motor Co	24,108,164	1.1
		Other	35,329,304	1.6
			95,472,412	4.4
BANKS
780,254		Fifth Third Bancorp	33,964,456	1.6
1,835,362		Huntington Bancshares, Inc	28,888,598	1.3
102,891		Signature Bank	30,642,997	1.4
288,408		Western Alliance Bancorp	33,481,285	1.5
		Other	47,592,232	2.2
			174,569,568	8.0
CAPITAL GOODS
502,401		Carrier Global Corp	26,240,404	1.2
261,288		Crane Co	26,985,825	1.2
154,554		Eaton Corp	25,464,317	1.2
139,290		Hubbell, Inc	27,770,247	1.3
383,397		Johnson Controls International plc	28,129,838	1.3
179,305		Stanley Black & Decker, Inc	32,226,488	1.5
929,150		Vertiv Holdings Co	23,860,572	1.1
326,296		Westinghouse Air Brake Technologies Corp	29,604,836	1.4
		Other	64,422,239	2.9
			284,704,766	13.1
COMMERCIAL & PROFESSIONAL SERVICES
328,815		Republic Services, Inc	44,258,499	2.0
			44,258,499	2.0
CONSUMER DURABLES & APPAREL
124,042		Whirlpool Corp	26,151,775	1.2
		Other	17,373,945	0.8
			43,525,720	2.0
CONSUMER SERVICES
274,120		Yum! Brands, Inc	34,248,553	1.6
		Other	11,327,849	0.5
			45,576,402	2.1
DIVERSIFIED FINANCIALS
1,751,010		AGNC Investment Corp	27,876,079	1.3
688,241		Ally Financial, Inc	32,856,625	1.5
120,257		Ameriprise Financial, Inc	36,333,247	1.7
146,755		LPL Financial Holdings, Inc	24,070,755	1.1
696,057		Synchrony Financial	32,331,848	1.5
420,008		Voya Financial, Inc	29,303,958	1.3
		Other	20,085,562	0.9
			202,858,074	9.3
ENERGY
197,956		Pioneer Natural Resources Co	37,013,813	1.7
391,179		Valero Energy Corp	30,249,872	1.4
			67,263,685	3.1
FOOD & STAPLES RETAILING			21,809,001	1.0
Shares		Company	Value	% of net assets
FOOD, BEVERAGE & TOBACCO
381,367		Tyson Foods, Inc (Class A)	$30,497,919	1.4%
		Other	37,139,664	1.7
			67,637,583	3.1
HEALTH CARE EQUIPMENT & SERVICES
422,261	*	Centene Corp	30,081,874	1.4
128,058		Cigna Corp	27,354,469	1.3
97,317	*	Molina Healthcare, Inc	28,778,583	1.3
		Other	19,694,731	0.9
			105,909,657	4.9
INSURANCE
93,398		Everest Re Group Ltd	24,423,577	1.2
127,387		Willis Towers Watson plc	30,863,322	1.4
		Other	15,505,748	0.7
			70,792,647	3.3
MATERIALS
918,358	*	Axalta Coating Systems Ltd	28,643,586	1.3
268,441		International Flavors & Fragrances, Inc	39,581,626	1.8
		Other	91,308,167	4.2
			159,533,379	7.3
MEDIA & ENTERTAINMENT			7,570,931	0.3
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
131,681	*	IQVIA Holdings, Inc	34,424,047	1.6
137,686	*	United Therapeutics Corp	26,264,981	1.2
		Other	17,722,525	0.8
			78,411,553	3.6
REAL ESTATE
160,098		Extra Space Storage, Inc	31,598,542	1.5
608,056		Invitation Homes, Inc	25,082,310	1.2
635,997		MGM Growth Properties LLC	25,045,562	1.1
417,093		Regency Centers Corp	29,367,518	1.3
469,234		Rexford Industrial Realty, Inc	31,532,525	1.4
71,050		SBA Communications Corp	24,535,696	1.1
132,188		Sun Communities, Inc	25,906,204	1.2
		Other	51,585,349	2.4
			244,653,706	11.2
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
434,014		Marvell Technology, Inc	29,729,959	1.4
		Other	43,167,893	1.9
			72,897,852	3.3
SOFTWARE & SERVICES
77,501	*	Synopsys, Inc	25,821,783	1.2
		Other	33,609,979	1.5
			59,431,762	2.7
TECHNOLOGY HARDWARE & EQUIPMENT
1,812,466		Hewlett Packard Enterprise Co	26,552,627	1.2
773,137		Vontier Corp	26,155,225	1.2
		Other	19,039,883	0.9
			71,747,735	3.3

48	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Mid-Cap Value Fund  ■  October 31, 2021

Shares	Company	Value	% of net assets
TRANSPORTATION		$42,567,550	2.0%
UTILITIES
681,583	Alliant Energy Corp	38,557,150	1.8
308,761	American Electric Power Co, Inc	26,155,144	1.2
437,429	Evergy, Inc	27,886,099	1.3
661,609	Xcel Energy, Inc	42,733,325	1.9
	Other	68,773,910	3.2
		204,105,628	9.4
	TOTAL COMMON STOCKS (Cost $1,691,196,760)	2,165,298,110	99.4

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT		5,132,909	0.2
REPURCHASE AGREEMENT		10,940,000	0.5
	TOTAL SHORT-TERM INVESTMENTS (Cost $16,072,933)	16,072,909	0.7
	TOTAL PORTFOLIO (Cost $1,707,269,693)	2,181,371,019	100.1
	OTHER ASSETS & LIABILITIES, NET	(2,137,273)	(0.1)
	NET ASSETS	$2,179,233,746	100.0%

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	49

Summary portfolio of investments

Quant Small-Cap Equity Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$33,762,522	1.1%
BANKS
291,170		Essent Group Ltd	13,976,160	0.4
676,730		Radian Group, Inc	16,153,545	0.5
543,342		United Community Banks, Inc	18,930,035	0.6
97,370		Walker & Dunlop, Inc	12,664,916	0.4
		Other	241,534,962	8.0
			303,259,618	9.9
CAPITAL GOODS
154,943	*	Atkore International Group, Inc	14,646,762	0.5
223,790		Comfort Systems USA, Inc	20,470,071	0.7
292,960		Federal Signal Corp	12,541,618	0.4
53,278	*	RBC Bearings, Inc	12,463,323	0.4
483,210	*	WillScot Mobile Mini Holdings Corp	16,791,548	0.5
		Other	210,097,124	6.8
			287,010,446	9.3
COMMERCIAL & PROFESSIONAL SERVICES
127,912		Exponent, Inc	14,684,297	0.5
373,020		KBR, Inc	15,830,969	0.5
187,078	*	TriNet Group, Inc	18,941,647	0.6
391,840	*	Upwork, Inc	18,463,501	0.6
		Other	37,622,660	1.2
			105,543,074	3.4
CONSUMER DURABLES & APPAREL
146,020	*	Crocs, Inc	23,574,929	0.8
420,980	*	Sonos, Inc	13,732,368	0.4
		Other	43,145,281	1.4
			80,452,578	2.6
CONSUMER SERVICES
1,030,210	*	Houghton Mifflin Harcourt Co	14,618,680	0.5
473,230	*	International Game Technology plc	13,955,553	0.5
144,440		Texas Roadhouse, Inc (Class A)	12,827,716	0.4
		Other	95,396,597	3.0
			136,798,546	4.4
DIVERSIFIED FINANCIALS
264,200		Artisan Partners Asset Management, Inc	13,088,468	0.4
		Other	89,522,505	2.9
			102,610,973	3.3
ENERGY
544,010	*	ChampionX Corp	14,269,382	0.5
201,020		Chesapeake Energy Corp	12,813,015	0.4
147,520	*	Denbury, Inc	12,489,043	0.4
549,420		Ovintiv, Inc	20,614,238	0.7
236,990		PDC Energy, Inc	12,396,947	0.4
		Other	91,188,745	2.9
			163,771,370	5.3
FOOD & STAPLES RETAILING
460,731	*,d	BJ’s Wholesale Club Holdings, Inc	26,925,119	0.9
		Other	8,867,933	0.3
			35,793,052	1.2
Shares		Company	Value	% of net assets
FOOD, BEVERAGE & TOBACCO			$56,297,871	1.8%
HEALTH CARE EQUIPMENT & SERVICES
304,679	*	Inovalon Holdings, Inc	12,427,856	0.4
473,440	*	Option Care Health, Inc	12,939,115	0.4
188,300	*	Tenet Healthcare Corp	13,493,578	0.4
		Other	189,387,327	6.2
			228,247,876	7.4
HOUSEHOLD & PERSONAL PRODUCTS			33,738,774	1.1
INSURANCE			34,850,420	1.1
MATERIALS
474,230	*	Summit Materials, Inc	16,906,300	0.5
		Other	110,067,080	3.6
			126,973,380	4.1
MEDIA & ENTERTAINMENT
367,319	*	Cargurus, Inc	12,319,879	0.4
		Other	88,651,638	2.9
			100,971,517	3.3
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			355,948,055	11.6
REAL ESTATE
89,060		EastGroup Properties, Inc	17,614,287	0.6
394,470		Healthcare Realty Trust, Inc	13,041,178	0.4
348,380		National Storage Affiliates Trust	21,759,815	0.7
116,578		PS Business Parks, Inc	20,715,911	0.7
410,610		STAG Industrial, Inc	17,873,853	0.6
		Other	137,626,910	4.4
			228,631,954	7.4
RETAILING
641,940		Macy’s, Inc	16,992,152	0.5
		Other	62,133,645	2.1
			79,125,797	2.6
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
299,857	*	Lattice Semiconductor Corp	20,822,070	0.7
216,800	*	MaxLinear, Inc	13,658,400	0.5
		Other	66,415,615	2.1
			100,896,085	3.3
SOFTWARE & SERVICES
112,670	*	Asana, Inc	15,300,586	0.5
256,460	*	Digital Turbine, Inc	22,070,948	0.7
178,790	*	Mimecast Ltd	13,487,918	0.4
119,990	*	Sprout Social, Inc	15,320,323	0.5
89,090	*	SPS Commerce, Inc	13,606,716	0.5
260,999	*	Tenable Holdings, Inc	13,898,197	0.5
615,080	*	Zuora Inc	13,445,649	0.4
		Other	125,557,849	4.1
			232,688,186	7.6
TECHNOLOGY HARDWARE & EQUIPMENT
385,981	*	Sanmina Corp	14,570,783	0.5
		Other	76,832,411	2.5
			91,403,194	3.0

50	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Quant Small-Cap Equity Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
TELECOMMUNICATION SERVICES			$12,455,934	0.4%
TRANSPORTATION
79,530	*	Avis Budget Group, Inc	13,783,344	0.5
160,439	*	Hub Group, Inc (Class A)	12,605,692	0.4
		Other	30,680,763	1.0
			57,069,799	1.9
UTILITIES
249,481		Portland General Electric Co	12,301,908	0.4
		Other	63,869,335	2.1
			76,171,243	2.5

		TOTAL COMMON STOCKS (Cost $2,244,118,432)	3,064,472,264	99.6

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT			14,999,667	0.5
REPURCHASE AGREEMENT			1,605,000	0.0
TREASURY DEBT			11,304,994	0.4
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
26,343,171	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.030%	$26,343,171	0.9%
			26,343,171	0.9
		TOTAL SHORT-TERM INVESTMENTS (Cost $54,252,907)	54,252,832	1.8

		TOTAL PORTFOLIO (Cost $2,298,371,339)	3,118,725,096	101.4
		OTHER ASSETS & LIABILITIES, NET	(42,055,002)	(1.4)
		NET ASSETS	$3,076,670,094	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/21, the aggregate value of securities on loan is $58,964,315. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2021 were as follows:

Description	Number of long (short contracts	)	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation	)
Russell 2000 E Mini Index	80		12/17/21	$8,903,963	$9,181,200	$277,237

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	51

Summary portfolio of investments

Quant Small/Mid-Cap Equity Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$4,854,496	0.4%
BANKS			79,227,472	6.9
CAPITAL GOODS
71,126	*	Aecom Technology Corp	4,862,885	0.4
37,700		Allegion plc	4,836,910	0.4
88,588	*	Atkore International Group, Inc	8,374,224	0.7
111,066	*	Builders FirstSource, Inc	6,471,816	0.6
37,509		Regal-Beloit Corp	5,713,746	0.5
22,430	*	SiteOne Landscape Supply, Inc	5,270,153	0.5
90,701		UFP Industries, Inc	7,422,063	0.6
		Other	105,880,152	9.2
			148,831,949	12.9
COMMERCIAL & PROFESSIONAL SERVICES
57,809		Booz Allen Hamilton Holding Co	5,021,290	0.4
80,860	*	IAA, Inc	4,823,299	0.4
78,480		Kforce, Inc	5,082,365	0.4
		Other	11,490,323	1.1
			26,417,277	2.3
CONSUMER DURABLES & APPAREL
33,607	*	Crocs, Inc	5,425,850	0.5
128,090		Tempur Sealy International, Inc	5,696,162	0.5
52,230	*	YETI Holdings, Inc	5,135,776	0.4
		Other	33,753,447	2.9
			50,011,235	4.3
CONSUMER SERVICES
101,880	*	Red Rock Resorts, Inc	5,543,291	0.5
		Other	32,105,857	2.8
			37,649,148	3.3
DIVERSIFIED FINANCIALS
14,040		Factset Research Systems, Inc	6,232,216	0.5
158,380	*	LendingClub Corp	7,279,145	0.6
54,213		LPL Financial Holdings, Inc	8,892,016	0.8
		Other	36,412,896	3.2
			58,816,273	5.1
ENERGY
201,150		APA Corp	5,272,142	0.5
420,840		Marathon Oil Corp	6,868,109	0.6
276,070		SM Energy Co	9,474,722	0.8
113,970		Targa Resources Investments, Inc	6,230,740	0.5
		Other	22,653,445	2.0
			50,499,158	4.4
FOOD & STAPLES RETAILING			18,791,720	1.6
FOOD, BEVERAGE & TOBACCO
52,673		Bunge Ltd	4,879,627	0.4
		Other	10,816,171	1.0
			15,695,798	1.4
HEALTH CARE EQUIPMENT & SERVICES
27,850	*	Molina Healthcare, Inc	8,235,802	0.7
		Other	52,791,675	4.6
			61,027,477	5.3
Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS			$11,269,248	1.0%
INSURANCE
83,930		Brown & Brown, Inc	5,296,822	0.5
		Other	17,355,589	1.5
			22,652,411	2.0
MATERIALS
28,292		Avery Dennison Corp	6,159,734	0.5
85,026		CF Industries Holdings, Inc	4,829,477	0.4
33,234		Reliance Steel & Aluminum Co	4,857,481	0.4
		Other	33,340,446	3.0
			49,187,138	4.3
MEDIA & ENTERTAINMENT			22,914,226	2.0
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
180,300	*	Avantor, Inc	7,280,514	0.6
20,702	*	Charles River Laboratories International, Inc	9,288,573	0.8
33,670		PerkinElmer, Inc	5,955,886	0.5
50,890	*	Syneos Health, Inc	4,750,073	0.4
		Other	72,716,338	6.3
			99,991,384	8.6
REAL ESTATE
94,740		CubeSmart	5,211,647	0.4
66,906		Equity Lifestyle Properties, Inc	5,654,226	0.5
98,615		Gaming and Leisure Properties, Inc	4,781,841	0.4
38,259		Life Storage, Inc	5,119,437	0.4
		Other	75,912,510	6.7
			96,679,661	8.4
RETAILING
39,941	*	Autonation, Inc	4,837,654	0.4
13,190		Pool Corp	6,794,960	0.6
8,470	*	RH	5,587,066	0.5
29,410		Williams-Sonoma, Inc	5,462,319	0.5
		Other	37,738,818	3.2
			60,420,817	5.2
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
52,763		Brooks Automation, Inc	6,144,251	0.5
69,086	*	Lattice Semiconductor Corp	4,797,332	0.4
		Other	26,398,176	2.3
			37,339,759	3.2
SOFTWARE & SERVICES
75,120	*	Anaplan, Inc	4,898,575	0.4
65,060	*	Domo, Inc	5,748,051	0.5
85,583	*	Dynatrace, Inc	6,418,725	0.6
27,585	*	Elastic NV	4,786,273	0.4
93,330	*	Nuance Communications, Inc	5,137,817	0.5
19,839	*	Paylocity Holding Corp	6,053,672	0.5
48,393	*	SPS Commerce, Inc	7,391,063	0.6
		Other	76,488,883	6.6
			116,923,059	10.1

52	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Quant Small/Mid-Cap Equity Fund  ■  October 31, 2021

Shares	Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
56,050	Cognex Corp	$4,909,420	0.4%
	Other	30,011,390	2.6
		34,920,810	3.0
TELECOMMUNICATION SERVICES		6,124,935	0.5
TRANSPORTATION		24,195,360	2.1
UTILITIES		19,075,184	1.6
	TOTAL COMMON STOCKS (Cost $796,568,083)	1,153,515,995	99.9

Principal	Issuer
SHORT-TERM INVESTMENTS
TREASURY DEBT		3,744,000	0.3
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
5,001,558	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.030%	$5,001,558	0.4%
			5,001,558	0.4
		TOTAL SHORT-TERM INVESTMENTS (Cost $8,745,558)	8,745,558	0.7
		TOTAL PORTFOLIO (Cost $805,313,641)	1,162,261,553	100.6
		OTHER ASSETS & LIABILITIES, NET	(7,370,787)	(0.6)
		NET ASSETS	$1,154,890,766	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/21, the aggregate value of securities on loan is $10,044,668. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	53

Summary portfolio of investments

Social Choice Equity Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS
164,072	*	Tesla, Inc	$182,776,208	2.4%
		Other	21,514,074	0.3
			204,290,282	2.7
BANKS
244,744		PNC Financial Services Group, Inc	51,648,326	0.7
		Other	193,560,152	2.5
			245,208,478	3.2
CAPITAL GOODS
218,248		Caterpillar, Inc	44,524,774	0.6
140,701		Deere & Co	48,163,359	0.6
		Other	333,805,146	4.4
			426,493,279	5.6
COMMERCIAL & PROFESSIONAL SERVICES			139,222,133	1.8
CONSUMER DURABLES & APPAREL
421,867		Nike, Inc (Class B)	70,574,130	0.9
		Other	51,053,362	0.7
			121,627,492	1.6
CONSUMER SERVICES
21,012	*	Booking Holdings, Inc	50,865,429	0.7
483,650		Starbucks Corp	51,300,756	0.7
		Other	103,765,293	1.3
			205,931,478	2.7
DIVERSIFIED FINANCIALS
313,068		American Express Co	54,404,957	0.7
62,749		BlackRock, Inc	59,201,172	0.8
690,821		Charles Schwab Corp	56,668,047	0.7
367,675		Intercontinental Exchange Group, Inc	50,908,280	0.7
562,618		Morgan Stanley	57,825,878	0.8
120,608		S&P Global, Inc	57,187,489	0.7
		Other	216,158,740	2.8
			552,354,563	7.2
ENERGY
559,773		Chevron Corp	64,088,411	0.8
		Other	165,967,390	2.2
			230,055,801	3.0
FOOD & STAPLES RETAILING			34,524,472	0.4
FOOD, BEVERAGE & TOBACCO
1,268,481		Coca-Cola Co	71,504,274	0.9
450,376		PepsiCo, Inc	72,780,762	1.0
		Other	60,660,088	0.8
			204,945,124	2.7
HEALTH CARE EQUIPMENT & SERVICES
213,421		Danaher Corp	66,538,265	0.9
148,542	*	Intuitive Surgical, Inc	53,642,972	0.7
		Other	468,472,198	6.1
			588,653,435	7.7
Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS
644,955		Procter & Gamble Co	$92,222,116	1.2%
		Other	82,819,311	1.1
			175,041,427	2.3
INSURANCE			204,734,920	2.7
MATERIALS			161,681,621	2.1
MEDIA & ENTERTAINMENT
102,510	*	Netflix, Inc	70,763,678	0.9
499,288	*	Walt Disney Co	84,414,622	1.1
		Other	298,147,425	3.9
			453,325,725	5.9
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
273,818		Eli Lilly & Co	69,757,874	0.9
123,624		Thermo Fisher Scientific, Inc	78,262,646	1.0
235,522		Zoetis, Inc	50,919,856	0.7
		Other	277,765,102	3.6
			476,705,478	6.2
REAL ESTATE
199,024		American Tower Corp	56,118,797	0.7
349,941		Prologis, Inc	50,727,447	0.7
		Other	156,427,765	2.0
			263,274,009	3.4
RETAILING
579,099		eBay, Inc	44,428,475	0.6
272,140		Home Depot, Inc	101,165,324	1.3
212,649		Lowe’s Companies, Inc	49,721,589	0.7
218,871		Target Corp	56,823,289	0.7
		Other	104,881,944	1.4
			357,020,621	4.7
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
420,528		Applied Materials, Inc	57,465,151	0.8
1,336,388		Intel Corp	65,483,012	0.9
84,796		Lam Research Corp	47,788,482	0.6
536,773		NVIDIA Corp	137,236,753	1.8
332,726		Texas Instruments, Inc	62,379,470	0.8
		Other	55,349,401	0.7
			425,702,269	5.6
SOFTWARE & SERVICES
209,368		Accenture plc	75,119,145	1.0
134,763	*	Adobe, Inc	87,644,465	1.1
140,471	*	Autodesk, Inc	44,614,994	0.6
379,118		International Business Machines Corp	47,427,662	0.6
102,861		Intuit, Inc	64,389,957	0.8
241,907		Mastercard, Inc (Class A)	81,164,637	1.1
1,330,370	d	Microsoft Corp	441,177,299	5.8
325,979	*	PayPal Holdings, Inc	75,819,456	1.0
274,280	*	salesforce.com, Inc	82,198,973	1.1
86,132	*	ServiceNow, Inc	60,099,464	0.8
164,252	*	Workday, Inc	47,629,795	0.6
		Other	267,743,233	3.4
			1,375,029,080	17.9

54	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Social Choice Equity Fund  ■  October 31, 2021

Shares	Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
1,324,347	Cisco Systems, Inc	$74,123,702	1.0%
	Other	254,831,373	3.3
		328,955,075	4.3
TELECOMMUNICATION SERVICES
1,261,731	Verizon Communications, Inc	66,859,126	0.9
	Other	35,306,829	0.4
		102,165,955	1.3
TRANSPORTATION
1,265,121	CSX Corp	45,759,427	0.6
	Other	111,512,861	1.4
		157,272,288	2.0
UTILITIES		160,701,115	2.1
	TOTAL COMMON STOCKS (Cost $4,409,766,245)	7,594,916,120	99.1

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT		2,493,922	0.0
TREASURY DEBT
	United States Treasury Bill
$50,309,000	0.000%, 11/02/21	50,308,975	0.7
		50,308,975	0.7
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
14,071,115	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.030%	$14,071,115	0.2%
			14,071,115	0.2
		TOTAL SHORT-TERM INVESTMENTS (Cost $66,874,019)	66,874,012	0.9
		TOTAL PORTFOLIO (Cost $4,476,640,264)	7,661,790,132	100.0
		OTHER ASSETS & LIABILITIES, NET	(2,706,052)	(0.0)
		NET ASSETS	$7,659,084,080	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/21, the aggregate value of securities on loan is $70,620,643. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2021 were as follows:

Description	Number of long (short contracts	)	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation	)
S&P 500 E Mini Index	244		12/17/21	$54,858,839	$56,083,400	$1,224,561

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	55

Summary portfolio of investments

Social Choice Low Carbon Equity Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS
22,589	*	Tesla, Inc	$25,164,146	2.4%
		Other	6,622,190	0.6
			31,786,336	3.0
BANKS
117,651		Citigroup, Inc	8,136,743	0.8
		Other	29,615,504	2.8
			37,752,247	3.6
CAPITAL GOODS
39,841		3M Co	7,118,790	0.7
37,544		Caterpillar, Inc	7,659,351	0.7
21,139		Deere & Co	7,236,091	0.7
		Other	44,127,755	4.2
			66,141,987	6.3
COMMERCIAL & PROFESSIONAL SERVICES			19,829,999	1.9
CONSUMER DURABLES & APPAREL
59,255		Nike, Inc (Class B)	9,912,769	1.0
		Other	10,746,435	1.0
			20,659,204	2.0
CONSUMER SERVICES
3,074	*	Booking Holdings, Inc	7,441,477	0.7
71,126		Starbucks Corp	7,544,335	0.7
		Other	15,455,654	1.5
			30,441,466	2.9
DIVERSIFIED FINANCIALS
42,018		American Express Co	7,301,888	0.7
8,834		BlackRock, Inc	8,334,526	0.8
95,440		Charles Schwab Corp	7,828,943	0.7
51,353		Intercontinental Exchange Group, Inc	7,110,336	0.7
81,161		Morgan Stanley	8,341,728	0.8
16,643		S&P Global, Inc	7,891,445	0.7
		Other	19,314,067	1.8
			66,122,933	6.2
ENERGY			23,700,378	2.2
FOOD & STAPLES RETAILING			3,681,194	0.3
FOOD, BEVERAGE & TOBACCO
180,356		Coca-Cola Co	10,166,668	1.0
62,517		PepsiCo, Inc	10,102,747	0.9
		Other	9,849,736	0.9
			30,119,151	2.8
HEALTH CARE EQUIPMENT & SERVICES
30,608		Danaher Corp	9,542,656	0.9
23,043	*	Intuitive Surgical, Inc	8,321,519	0.8
		Other	59,752,572	5.6
			77,616,747	7.3
HOUSEHOLD & PERSONAL PRODUCTS
90,247		Procter & Gamble Co	12,904,418	1.2
		Other	11,023,925	1.1
			23,928,343	2.3
Shares		Company	Value	% of net assets
INSURANCE
37,236		Chubb Ltd	$7,275,170	0.7%
		Other	26,628,823	2.5
			33,903,993	3.2
MATERIALS			24,370,356	2.3
MEDIA & ENTERTAINMENT
12,447	*	Netflix, Inc	8,592,289	0.8
70,997	*	Walt Disney Co	12,003,463	1.1
		Other	32,503,144	3.1
			53,098,896	5.0
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
34,842		Amgen, Inc	7,211,249	0.7
138,212		Bristol-Myers Squibb Co	8,071,581	0.8
39,862		Eli Lilly & Co	10,155,243	1.0
17,209		Thermo Fisher Scientific, Inc	10,894,502	1.0
35,513		Zoetis, Inc	7,677,911	0.7
		Other	27,257,188	2.5
			71,267,674	6.7
REAL ESTATE
28,246		American Tower Corp	7,964,525	0.8
52,354		Prologis, Inc	7,589,236	0.7
		Other	21,303,291	2.0
			36,857,052	3.5
RETAILING
37,872		Home Depot, Inc	14,078,537	1.3
38,379		Lowe’s Companies, Inc	8,973,778	0.9
31,275		Target Corp	8,119,616	0.8
		Other	20,446,926	1.9
			51,618,857	4.9
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
58,242		Applied Materials, Inc	7,958,769	0.8
194,675		Intel Corp	9,539,075	0.9
74,404		NVIDIA Corp	19,022,871	1.8
46,572		Texas Instruments, Inc	8,731,319	0.8
		Other	14,973,420	1.4
			60,225,454	5.7
SOFTWARE & SERVICES
28,795		Accenture plc	10,331,358	1.0
18,678	*	Adobe, Inc	12,147,424	1.2
33,303		Automatic Data Processing, Inc	7,476,190	0.7
60,372		International Business Machines Corp	7,552,537	0.7
14,105		Intuit, Inc	8,829,589	0.8
33,922		Mastercard, Inc (Class A)	11,381,509	1.1
184,367	d	Microsoft Corp	61,139,785	5.8
47,705	*	PayPal Holdings, Inc	11,095,706	1.1
38,277	*	salesforce.com, Inc	11,471,234	1.1
11,877	*	ServiceNow, Inc	8,287,295	0.8
		Other	27,806,167	2.5
			177,518,794	16.8

56	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Social Choice Low Carbon Equity Fund  ■  October 31, 2021

Shares	Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
188,049	Cisco Systems, Inc	$10,525,102	1.0%
	Other	39,436,749	3.7
		49,961,851	4.7
TELECOMMUNICATION SERVICES
341,221	AT&T, Inc	8,619,242	0.8
189,388	Verizon Communications, Inc	10,035,670	1.0
	Other	6,781,281	0.6
		25,436,193	2.4
TRANSPORTATION		15,836,133	1.5
UTILITIES		14,066,381	1.3
	TOTAL COMMON STOCKS (Cost $803,099,114)	1,045,941,619	98.8

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
	Federal Home Loan Bank (FHLB)
$7,800,000	0.000%, 11/12/21	7,799,905	0.8
		7,799,905	0.8
TREASURY DEBT		1,986,999	0.2
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
2,264,489	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.030%	$2,264,489	0.2%
			2,264,489	0.2
		TOTAL SHORT-TERM INVESTMENTS (Cost $12,051,418)	12,051,393	1.2
		TOTAL PORTFOLIO (Cost $815,150,532)	1,057,993,012	100.0
		OTHER ASSETS & LIABILITIES, NET	293,390	0.0
		NET ASSETS	$1,058,286,402	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/21, the aggregate value of securities on loan is $6,799,737. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2021 were as follows:

Description	Number of long (short contracts	)	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation	)
S&P 500 E Mini Index	45		12/17/21	$10,256,062	$10,343,250	$87,188

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	57

Summary portfolio of investments

Emerging Markets Equity Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
BRAZIL
4,575,871	*	Americanas S.A.	$24,080,118	1.4%
10,126,998	a	Arcos Dorados Holdings, Inc	48,305,780	2.9
4,400,000		BB Seguridade Participacoes S.A.	17,221,730	1.0
47,073,150		Lojas Americanas S.A. (Preference)	40,285,502	2.4
6,357,100		Sendas Distribuidora S.A.	17,222,449	1.0
		Other	12,620,409	0.8
			159,735,988	9.5
CHINA
6,277,500		AAC Technologies Holdings, Inc	27,132,711	1.6
4,325,308	*	Alibaba Group Holding Ltd	88,939,829	5.3
520,801	*	Baidu, Inc (ADR)	84,494,754	5.0
20,065,000		China Construction Bank Corp (Hong Kong)	13,655,851	0.8
13,323,816		Foxconn Industrial Internet Co Ltd	23,638,298	1.4
2,911,320	*	HUYA, Inc (ADR)	23,931,050	1.4
2,745,513	*	iClick Interactive Asia Group Ltd (ADR)	18,916,585	1.1
292,321	*	JD.com, Inc (ADR)	22,882,888	1.4
16,488,000		Lenovo Group Ltd	17,905,440	1.1
3,579,262		Ping An Insurance Group Co of China Ltd (Class A)	27,648,015	1.7
335,450		Prosus NV	29,547,436	1.8
838,276		Tencent Holdings Ltd	50,992,155	3.1
2,263,774	*	Vipshop Holdings Ltd (ADR)	25,263,718	1.5
		Other	40,478,219	2.4
			495,426,949	29.6
HONG KONG
3,115,584	*	Melco Crown Entertainment Ltd (ADR)	33,741,775	2.0
			33,741,775	2.0
INDIA
22,956,912		Edelweiss Capital Ltd	23,810,765	1.4
1,393,186		IndusInd Bank Ltd	21,311,356	1.3
881,321		Larsen & Toubro Ltd	20,876,984	1.3
1,172,266		Piramal Healthcare Ltd	40,861,834	2.4
6,934,488	*,g	RBL Bank Ltd	16,796,007	1.0
1,880,755		Reliance Industries Ltd	63,823,715	3.8
			187,480,661	11.2
INDONESIA
44,911,400		Astra International Tbk PT	19,128,328	1.2
9,237,400		PT United Tractors Tbk	15,366,509	0.9
95,143,700		Telkom Indonesia Persero Tbk PT	25,430,539	1.5
			59,925,376	3.6
KOREA, REPUBLIC OF
89,679		Amorepacific Corp	13,955,080	0.8
585,789		KB Financial Group, Inc	28,354,464	1.7
15,018		LG Household & Health Care Ltd	15,031,307	0.9
230,459		Samsung C&T Corp	22,565,018	1.4
483,039		Samsung Electronics Co Ltd	28,921,049	1.7
114,705		SK Telecom Co Ltd	30,372,352	1.8
			139,199,270	8.3
MACAU
11,494,400	*	Sands China Ltd	26,197,739	1.6
24,888,100	*,e	Wynn Macau Ltd	22,256,723	1.3
			48,454,462	2.9
Shares		Company	Value	% of net assets
MALAYSIA			$9,276,942	0.5%
MEXICO
544,225		Fomento Economico Mexicano SAB de C.V. (ADR)	44,729,853	2.7
2,502,538		Grupo Televisa SAB (ADR)	25,325,684	1.5
5,695,500		Wal-Mart de Mexico SAB de C.V.	19,865,643	1.2
			89,921,180	5.4
PERU
190,400		Credicorp Ltd (NY)	24,687,264	1.5
			24,687,264	1.5
RUSSIA
1,203,004		Sberbank of Russia (ADR)	24,156,320	1.4
		Other	10,885,782	0.7
			35,042,102	2.1
SAUDI ARABIA
3,208,919	g	Saudi Arabian Oil Co	32,295,367	1.9
			32,295,367	1.9
SOUTH AFRICA
161,083		Naspers Ltd (N Shares)	27,280,015	1.6
			27,280,015	1.6
TAIWAN
872,000		MediaTek, Inc	28,699,860	1.7
6,201,400		Taiwan Semiconductor Manufacturing Co Ltd	131,595,506	7.9
			160,295,366	9.6
TANZANIA, UNITED REPUBLIC OF
1,970,394		AngloGold Ashanti Ltd (ADR)	36,412,881	2.2
			36,412,881	2.2
THAILAND
12,276,100		PTT PCL	14,055,739	0.8
			14,055,739	0.8
TURKEY
5,495,500		Anadolu Efes Biracilik Ve Malt Sanayii AS	12,689,838	0.8
			12,689,838	0.8
		TOTAL COMMON STOCKS (Cost $1,624,073,972)	1,565,921,175	93.5
PURCHASED OPTIONS
UNITED STATES			296,000	0.0
		TOTAL PURCHASED OPTIONS (Cost $456,850)	296,000	0.0
PREFERRED STOCKS
PHILIPPINES			3,416	0.0
		TOTAL PREFERRED STOCKS (Cost $4,057)	3,416	0.0

58	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Emerging Markets Equity Fund  ■  October 31, 2021

Principal	Issuer	Value	% of net assets
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
	Federal Home Loan Bank (FHLB)
$25,000,000	0.000%, 01/05/22	$24,997,744	1.5%
	Other	29,813,984	1.8
		54,811,728	3.3
TREASURY DEBT
	United States Treasury Bill
23,566,000	0.000%, 11/02/21	23,565,988	1.4
		23,565,988	1.4
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
727,240	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.030%	$727,240	0.0%
			727,240	0.0
		TOTAL SHORT-TERM INVESTMENTS (Cost $79,105,638)	79,104,956	4.7
		TOTAL PORTFOLIO (Cost $1,703,640,517)	1,645,325,547	98.2
		OTHER ASSETS & LIABILITIES, NET	30,881,113	1.8
		NET ASSETS	$1,676,206,660	100.0%

Abbreviation(s):

ADR	American Depositary Receipt
PIPE	Private Investments in Public Equity
SPACs	Special Purpose Acquisition Companies

*	Non-income producing
a	Affiliate holding
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $14,133,396. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/21, the aggregate value of these securities, including those in “Other,” is $56,776,027 or 3.4% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Purchased options outstanding as of October 31, 2021 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Las Vegas Sands Corp, Call	4,000	$456,850	$41.00	11/19/21	$296,000

Written options outstanding as of October 31, 2021 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Las Vegas Sands Corp, Put	3,200	$(442,134)	$35.00	11/19/21	$(96,000)

Unfunded commitment with a SPAC outstanding at October 31, 2021:

PIPE	Shares	Total commitment amount	Fair value amount	Unrealized Appreciation
J1 Holdings Inc.	722,668	$7,226,680	$8,368,495	$1,141,815

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	59

Summary portfolio of investments

International Equity Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
AUSTRALIA
2,480,517	e	BHP Billiton Ltd	$68,132,316	1.0%
1,402,318		Commonwealth Bank of Australia	111,150,805	1.6
1,041,335		Rio Tinto plc	64,928,762	1.0
		Other	55,354,138	0.8
			299,566,021	4.4
BRAZIL			51,047,711	0.8
CHINA			114,994,789	1.7
DENMARK
485,203		DSV AS	112,769,523	1.7
			112,769,523	1.7
FINLAND
6,555,643		Nordea Bank Abp	80,208,662	1.2
			80,208,662	1.2
FRANCE
1,260,195	*	Airbus SE	161,660,363	2.4
1,854,798		BNP Paribas S.A.	124,155,005	1.8
1,716,395		Compagnie de Saint-Gobain	118,452,765	1.8
5,157,529		Credit Agricole S.A.	77,811,434	1.1
1,669,331		Dassault Systemes SE	97,484,577	1.4
547,245		Essilor International S.A.	113,223,515	1.7
135,088		Kering	101,388,206	1.5
1,823,441		Total S.A.	91,308,716	1.4
645,043		Vinci S.A.	68,961,672	1.0
		Other	112,774,328	1.7
			1,067,220,581	15.8
GERMANY
254,638		Adidas-Salomon AG.	83,343,326	1.2
1,266,256		Deutsche Post AG.	78,390,081	1.2
1,579,789		Infineon Technologies AG.	73,983,626	1.1
1,650,718		RWE AG.	63,538,864	1.0
1,117,898		Siemens AG.	181,749,960	2.7
310,373		Volkswagen AG. (Preference)	69,657,451	1.0
		Other	120,746,719	1.8
			671,410,027	10.0
HONG KONG
1,950,324		Hong Kong Exchanges and Clearing Ltd	117,490,844	1.7
			117,490,844	1.7
IRELAND
2,107,542		CRH plc	100,853,939	1.5
			100,853,939	1.5
ITALY
1,286,463		Moncler S.p.A	92,579,520	1.4
		Other	54,960,416	0.8
			147,539,936	2.2
Shares		Company	Value	% of net assets
JAPAN
3,944,900		Daiichi Sankyo Co Ltd	$99,539,165	1.5%
388,716		Daikin Industries Ltd	85,134,537	1.3
336,200	*	Fanuc Ltd	66,440,210	1.0
2,700,979	*	Hitachi Ltd	155,642,670	2.3
204,400		Keyence Corp	123,378,850	1.8
150,228		Nintendo Co Ltd	66,349,238	1.0
2,354,700		Recruit Holdings Co Ltd	156,632,286	2.3
989,900		Shiseido Co Ltd	66,052,985	1.0
1,768,459		Sony Corp	204,780,984	3.0
8,133,045	*	Toyota Motor Corp	143,500,706	2.1
		Other	175,258,454	2.6
			1,342,710,085	19.9
KOREA, REPUBLIC OF			56,983,189	0.8
NETHERLANDS
270,017		ASML Holding NV	219,496,712	3.3
631,642		Heineken NV	69,915,847	1.0
10,696,629		ING Groep NV	162,256,117	2.4
4,272,172		Royal Dutch Shell plc (A Shares)	97,870,654	1.5
			549,539,330	8.2
NORWAY
2,758,659		Equinor ASA	69,899,807	1.0
			69,899,807	1.0
RUSSIA
824,550		TCS Group Holding plc (ADR)	84,433,920	1.2
		Other	80,181,571	1.2
			164,615,491	2.4
SPAIN
15,480,134		Banco Bilbao Vizcaya Argentaria S.A.	108,331,930	1.6
			108,331,930	1.6
SWITZERLAND
118,944		Lonza Group AG.	97,748,230	1.5
572,433		Nestle S.A.	75,508,019	1.1
350,681		Roche Holding AG.	135,851,702	2.0
			309,107,951	4.6
TAIWAN			47,154,232	0.7
UNITED KINGDOM
1,374,960		Ashtead Group plc	115,235,574	1.7
1,319,239		AstraZeneca plc	165,038,519	2.4
51,900,244		Barclays plc	143,217,328	2.1
3,182,750		Diageo plc	158,347,188	2.4
357,147		Linde plc (Xetra)	114,907,182	1.7
20,879,973		Tesco plc	77,094,421	1.1
		Other	139,375,439	2.1
			913,215,651	13.5
UNITED STATES
891,587		Schneider Electric S.A.	153,725,712	2.3
			153,725,712	2.3
		TOTAL COMMON STOCKS (Cost $4,845,630,701)	6,478,385,411	96.0

60	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

International Equity Fund  ■  October 31, 2021

Principal		Issuer	Value	% of net assets
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT			$215,381,800	3.2%
REPURCHASE AGREEMENT			9,840,000	0.1
TREASURY DEBT			18,163,991	0.3

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
5	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.030%	5	0.0
			5	0.0
		TOTAL SHORT-TERM INVESTMENTS (Cost $243,387,843)	243,385,796	3.6
		TOTAL PORTFOLIO (Cost $5,089,018,544)	6,721,771,207	99.6
		OTHER ASSETS & LIABILITIES, NET	24,073,318	0.4
		NET ASSETS	$6,745,844,525	100.0%

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $66,914,212. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/21, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $49,901,634 or 0.7% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	61

Summary portfolio of investments

International Opportunities Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
AUSTRALIA
308,901	*	Afterpay Touch Group Ltd	$28,616,397	1.1%
1,464,354		Australia & New Zealand Banking Group Ltd	31,162,140	1.2
990,827		IDP Education Ltd	28,033,516	1.1
		Other	59,524,011	2.4
			147,336,064	5.8
BRAZIL			95,044,586	3.8
CANADA
1,049,500		Alimentation Couche Tard, Inc	39,364,730	1.6
330,635	e	Bank of Montreal	35,898,049	1.4
589,280		Dollarama, Inc	26,635,684	1.1
283,888	*	Lightspeed Commerce, Inc	27,670,822	1.1
407,696		Nutrien Ltd (Toronto)	28,495,236	1.1
32,665	*	Shopify, Inc (Class A) (Toronto)	47,694,173	1.9
			205,758,694	8.2
CHINA
416,380	*	JD.com, Inc (ADR)	32,594,226	1.3
185,600		Silergy Corp	30,662,069	1.2
703,300		Tencent Holdings Ltd	42,781,593	1.7
		Other	22,394,769	0.9
			128,432,657	5.1
DENMARK
182,956		Carlsberg AS (Class B)	30,208,924	1.2
510,300		Novo Nordisk AS	55,956,875	2.2
			86,165,799	3.4
FRANCE
171,602		Essilor International S.A.	35,503,991	1.4
83,512		L’Oreal S.A.	38,202,959	1.5
127,639		Teleperformance	53,316,298	2.1
			127,023,248	5.0
GERMANY			81,722,456	3.2
HONG KONG
2,358,900	*	Melco Crown Entertainment Ltd (ADR)	25,546,887	1.0
			25,546,887	1.0
INDIA
424,504		MindTree Ltd	25,541,531	1.0
			25,541,531	1.0
INDONESIA
85,976,300		Bank Rakyat Indonesia	25,808,679	1.0
			25,808,679	1.0
IRELAND
587,889		Smurfit Kappa Group plc	30,815,139	1.2
		Other	69,793,702	2.8
			100,608,841	4.0
Shares		Company	Value	% of net assets
ITALY
525,014		Amplifon S.p.A.	$26,717,042	1.1%
1,926,620		Davide Campari-Milano NV	27,366,005	1.1
141,800		Ferrari NV	33,647,277	1.3
382,568		Moncler S.p.A	27,531,271	1.1
			115,261,595	4.6
JAPAN
496,400		Benefit One, Inc	25,051,601	1.0
206,900		GMO Payment Gateway, Inc	26,213,449	1.0
2,703,300		Infomart Corp	26,379,744	1.0
1,126,000		MonotaRO Co Ltd	25,663,524	1.0
125,699	*	SHIFT, Inc	28,988,581	1.1
695,200		SMS Co Ltd	26,972,613	1.1
836,000		TechnoPro Holdings, Inc	26,717,936	1.1
		Other	76,917,991	3.1
			262,905,439	10.4
		KOREA, REPUBLIC OF	20,374,569	0.8
NETHERLANDS
12,092	*,g	Adyen NV	36,485,302	1.5
87,682		ASML Holding NV	71,276,663	2.8
3,492,429		ING Groep NV	52,976,313	2.1
			160,738,278	6.4
NEW ZEALAND			16,802,627	0.7
NORWAY
1,304,247		Aker BP ASA	50,046,445	2.0
1,162,538	e	Equinor ASA	29,456,769	1.2
			79,503,214	3.2
PHILIPPINES			21,456,782	0.9
POLAND			7,839,377	0.3
PORTUGAL
1,204,396		Jeronimo Martins SGPS S.A.	27,288,720	1.1
			27,288,720	1.1
SPAIN
441,397	*	Amadeus IT Holding S.A.	29,528,518	1.2
		Other	1,643	0.0
			29,530,161	1.2
SWEDEN
2,009,889		Hexagon AB	32,346,542	1.3
2,945,980		Swedish Match AB	25,975,287	1.0
		Other	35,654,197	1.4
			93,976,026	3.7
SWITZERLAND
6,007		Givaudan S.A.	28,304,598	1.1
52,867		Lonza Group AG.	43,446,123	1.7
128,319		Roche Holding AG.	49,710,006	2.0
			121,460,727	4.8

62	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

International Opportunities Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
TAIWAN			$31,183,916	1.2%
UNITED KINGDOM
613,152		Ashtead Group plc	51,388,348	2.0
1,880,365		Electrocomponents plc	28,930,518	1.2
		Other	136,597,589	5.4
			216,916,455	8.6
UNITED STATES
60,900	*	Lululemon Athletica, Inc	28,380,009	1.1
			28,380,009	1.1
		TOTAL COMMON STOCKS (Cost $1,343,959,458)	2,282,607,337	90.5
RIGHTS / WARRANTS
AUSTRALIA			84,744	0.0
		TOTAL RIGHTS / WARRANTS (Cost $0)	84,744	0.0

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
		Federal Home Loan Bank (FHLB)
$30,809,000		0.000%, 11/10/21	30,808,692	1.2
		FHLB
$82,155,000		0.000%, 11/26/21	82,152,719	3.2
		FHLB
$40,000,000		0.000%, 12/01/21	39,998,667	1.6
		Other	69,838,956	2.8
			222,799,034	8.8
REPURCHASE AGREEMENT			9,230,000	0.4
TREASURY DEBT			4,547,998	0.2
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
12,669,361	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.030%	$12,669,361	0.5%
			12,669,361	0.5
		TOTAL SHORT-TERM INVESTMENTS (Cost $249,246,873)	249,246,393	9.9
		TOTAL PORTFOLIO (Cost $1,593,206,331)	2,531,938,474	100.4
		OTHER ASSETS & LIABILITIES, NET	(12,038,534)	(0.4)
		NET ASSETS	$2,519,899,940	100.0%

Abbreviation(s):

ADR	American Depositary Receipt
PIPE	Private Investments in Public Equity
SPACs	Special Purpose Acquisition Companies

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $74,582,653. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/21, the aggregate value of these securities, including those in “Other,” is $101,333,206 or 4.0% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Unfunded commitment with a SPAC outstanding at October 31, 2021:

PIPE	Shares	Total commitment amount	Fair value amount	Unrealized Appreciation
J1 Holdings Inc.	980,069	$9,800,690	$11,349,199	$1,548,509

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	63

Summary portfolio of investments

Quant International Small-Cap Equity Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
ARGENTINA			$1,886,975	0.1%
AUSTRALIA
1,558,111	*	Boral Ltd	7,517,330	0.5
503,894		carsales.com Ltd	9,429,944	0.6
3,920,286		Cleanaway Waste Management Ltd	7,972,910	0.5
4,507,161	*	Pilbara Minerals Ltd	7,558,819	0.5
		Other	92,035,685	5.8
			124,514,688	7.9
AUSTRIA
131,125	g	BAWAG Group AG.	8,247,136	0.5
		Other	10,222,154	0.7
			18,469,290	1.2
BELGIUM			12,737,575	0.8
BRAZIL
2,012,600	*	Embraer S.A.	7,820,319	0.5
		Other	31,567,860	2.0
			39,388,179	2.5
CANADA
813,054		Enerplus Corp	7,699,574	0.5
311,414		Finning International, Inc	9,219,626	0.6
97,079		Granite REIT	7,869,235	0.5
		Other	69,731,458	4.4
			94,519,893	6.0
CHILE			466,181	0.0
CHINA			29,168,386	1.8
COLOMBIA			638,520	0.0
DENMARK			18,796,496	1.2
EGYPT			55,925	0.0
FINLAND
216,130		Valmet Corp	8,774,014	0.6
		Other	16,323,851	1.0
			25,097,865	1.6
FRANCE
282,475		SPIE S.A.	6,868,958	0.4
		Other	20,345,312	1.3
			27,214,270	1.7
GERMANY
131,249		Hugo Boss AG.	8,218,447	0.5
		Other	58,259,808	3.7
			66,478,255	4.2
GREECE			4,209,060	0.3
GUERNSEY, C.I.			4,969	0.0
HONG KONG
693,500		ASM Pacific Technology	7,503,952	0.5
		Other	14,392,659	0.9
			21,896,611	1.4
Shares		Company	Value	% of net assets
INDIA
468,646		Central Depository Services India Ltd	$8,490,883	0.5%
3,158,113		Tata Power Co Ltd	9,061,193	0.6
		Other	35,263,948	2.2
			52,816,024	3.3
INDONESIA			12,557,011	0.8
IRELAND			8,962,962	0.6
ISRAEL
70,249	*	Kornit Digital Ltd	11,751,253	0.8
		Other	25,919,999	1.6
			37,671,252	2.4
ITALY			23,513,233	1.5
JAPAN
291,800		Asics Corp	7,272,072	0.4
1,430,600	*	Fujikura Ltd	7,716,439	0.5
975,000		Hitachi Zosen Corp	7,644,902	0.5
302,600		Nippon Electric Glass Co Ltd	7,726,268	0.5
		Other	238,357,059	15.1
			268,716,740	17.0
KOREA, REPUBLIC OF
191,793		Samsung Techwin Co Ltd	7,407,913	0.5
		Other	79,861,360	5.0
			87,269,273	5.5
LUXEMBOURG			4,453,502	0.3
MALAYSIA			10,430,312	0.7
MALTA			4,401,570	0.3
MEXICO			3,973,922	0.2
NETHERLANDS
22,544		ASM International NV	10,203,067	0.6
311,107	*	OCI NV	8,819,418	0.6
161,716	g	Signify NV	7,836,173	0.5
		Other	8,515,127	0.5
			35,373,785	2.2
NEW ZEALAND			304,768	0.0
NORWAY			5,650,852	0.4
PERU			1,657,747	0.1
PHILIPPINES			162,777	0.0
POLAND			6,090,901	0.4
PORTUGAL			196,705	0.0
RUSSIA			1,017,765	0.1
SAUDI ARABIA			735,834	0.0
SINGAPORE
6,636,700		Frasers Logistics & Industrial Trust	7,473,141	0.5
		Other	3,716,133	0.2
			11,189,274	0.7

64	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Quant International Small-Cap Equity Fund ■ October 31, 2021

Shares		Company	Value	% of net assets
SOUTH AFRICA			$12,332,804	0.8%
SPAIN
530,047		Acerinox S.A.	7,379,485	0.5
		Other	10,849,795	0.7
			18,229,280	1.2
SWEDEN
257,049		Getinge AB (B Shares)	11,503,416	0.7
271,931		Lifco AB	7,929,042	0.5
223,363		Lindab International AB	7,317,994	0.5
63,299		MIPS AB	7,643,347	0.5
1,373,019		Samhallsbyggnadsbolaget i Norden AB	9,208,884	0.6
		Other	60,348,131	3.8
			103,950,814	6.6
SWITZERLAND
11,257		Bachem Holding AG.	9,061,419	0.6
64,923		PSP Swiss Property AG.	8,115,764	0.5
16,075		Tecan Group AG.	9,849,187	0.6
14,821	g	VAT Group AG.	7,084,892	0.5
		Other	16,281,637	1.0
			50,392,899	3.2
TAIWAN
100,000		eMemory Technology, Inc	8,306,549	0.5
1,513,000		Faraday Technology Corp	10,981,084	0.7
		Other	51,585,404	3.3
			70,873,037	4.5
THAILAND			2,010,617	0.1
TURKEY			15,984,001	1.0
UNITED ARAB EMIRATES			918,470	0.1
UNITED KINGDOM
11,065,069	*	Centrica plc	9,134,065	0.6
168,870		Derwent London plc	7,811,214	0.5
591,421		HomeServe plc	6,920,281	0.4
299,948		Intermediate Capital Group plc	8,996,928	0.6
2,139,896		LondonMetric Property plc	7,653,430	0.5
2,671,568		Man Group plc	8,507,922	0.5
1,022,713		Rightmove plc	9,667,261	0.6
1,455,856		Rotork plc	7,037,760	0.5
452,049		Safestore Holdings plc	7,436,197	0.5
3,142,593		Tritax Big Box REIT plc	9,671,122	0.6
553,648		Unite Group plc	8,266,400	0.5
		Other	106,095,311	6.7
			197,197,891	12.5
UNITED STATES
202,217	e	iShares MSCI EAFE Small-Cap ETF	15,419,046	1.0
		Other	27,587,501	1.7
			43,006,547	2.7
		TOTAL COMMON STOCKS (Cost $1,416,333,455)	1,577,585,707	99.9
Shares		Company	Value	% of net assets
SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
10,388,990	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.030%	$10,388,990	0.7%
			10,388,990	0.7
		TOTAL SHORT-TERM INVESTMENTS (Cost $10,388,990)	10,388,990	0.7
		TOTAL PORTFOLIO (Cost $1,426,722,445)	1,587,974,697	100.6
		OTHER ASSETS & LIABILITIES, NET	(8,901,618)	(0.6)
		NET ASSETS	$1,579,073,079	100.0%

Abbreviation(s):

ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $16,662,092. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/21, the aggregate value of these securities, including those in “Other,” is $64,536,285 or 4.1% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	65

Summary portfolio of investments

Social Choice International Equity Fund  ■  October 31, 2021

Shares	Company	Value	% of net assets
COMMON STOCKS
AUSTRALIA
287,274	Australia & New Zealand Banking Group Ltd	$6,113,325	0.6%
113,549	Commonwealth Bank of Australia	9,000,143	0.9
33,670	CSL Ltd	7,661,282	0.8
33,263	Macquarie Group Ltd	4,908,148	0.5
325,276	Westpac Banking Corp	6,328,286	0.7
	Other	30,616,167	3.2
		64,627,351	6.7
AUSTRIA		7,552,578	0.8
BELGIUM		9,706,045	1.0
CHILE		2,548,710	0.3
CHINA
81,270	Prosus NV	7,158,504	0.7
	Other	3,466,769	0.4
		10,625,273	1.1
DENMARK
115,352	Novo Nordisk AS	12,648,907	1.3
	Other	12,801,993	1.3
		25,450,900	2.6
FINLAND		7,733,435	0.8
FRANCE
206,629	AXA S.A.	6,011,454	0.6
103,231	BNP Paribas S.A.	6,909,995	0.7
21,702	Cap Gemini S.A.	5,060,100	0.5
78,190	Danone	5,096,873	0.5
29,579	Essilor International S.A.	6,119,815	0.7
3,020	Hermes International	4,795,503	0.5
20,345	L’Oreal S.A.	9,306,916	1.0
191,516	Total S.A.	9,590,154	1.0
	Other	44,790,758	4.6
		97,681,568	10.1
GERMANY
15,858	Adidas-Salomon AG.	5,190,343	0.5
34,692	Allianz AG.	8,055,841	0.8
73,369	BASF SE	5,280,634	0.5
49,012	Bayerische Motoren Werke AG.	4,951,976	0.5
94,087	Deutsche Post AG.	5,824,642	0.6
77,422	SAP AG.	11,211,564	1.2
59,333	Siemens AG.	9,646,471	1.0
	Other	29,702,718	3.1
		79,864,189	8.2
HONG KONG
111,038	Hong Kong Exchanges and Clearing Ltd	6,689,119	0.7
	Other	18,136,337	1.9
		24,825,456	2.6
IRELAND
101,529	CRH plc	4,858,550	0.5
	Other	3,522,249	0.4
		8,380,799	0.9
Shares		Company	Value	% of net assets
ISRAEL			$3,512,543	0.3%
ITALY
779,248		Enel S.p.A.	6,523,695	0.7
334,509		ENI S.p.A.	4,794,330	0.5
1,880,464		Intesa Sanpaolo S.p.A.	5,344,610	0.6
		Other	5,303,073	0.5
			21,965,708	2.3
JAPAN
170,796		KDDI Corp	5,222,939	0.5
14,846		Keyence Corp	8,961,264	0.9
12,404		Nintendo Co Ltd	5,478,313	0.6
171,100		Nippon Telegraph & Telephone Corp	4,794,039	0.5
94,415		Sony Corp	10,932,906	1.1
14,700		Tokyo Electron Ltd	6,850,684	0.7
743,975	*	Toyota Motor Corp	13,126,810	1.4
		Other	168,806,739	17.4
			224,173,694	23.1
NETHERLANDS
26,721		ASML Holding NV	21,721,490	2.2
		Other	10,499,333	1.1
			32,220,823	3.3
NEW ZEALAND			8,509,433	0.9
NORWAY			10,352,546	1.1
PORTUGAL			3,040,263	0.3
RUSSIA			2,303,308	0.2
SAUDI ARABIA			2,701,793	0.3
SINGAPORE			12,943,120	1.3
SPAIN
772,609		Banco Bilbao Vizcaya Argentaria S.A.	5,406,815	0.6
485,105		Iberdrola S.A.	5,728,381	0.6
		Other	15,641,559	1.6
			26,776,755	2.8
SWEDEN
74,005		Atlas Copco AB (A Shares)	4,765,824	0.5
		Other	33,259,500	3.4
			38,025,324	3.9
SWITZERLAND
7,481		Lonza Group AG.	6,147,889	0.6
180,753		Nestle S.A.	23,842,618	2.5
45,871		Roche Holding AG.	17,770,148	1.8
14,398		Sika AG.	4,877,749	0.5
363,064		UBS Group AG	6,608,737	0.7
14,697		Zurich Insurance Group AG	6,514,012	0.7
		Other	22,062,699	2.3
			87,823,852	9.1

66	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Social Choice International Equity Fund ■ October 31, 2021

Shares		Company	Value	% of net assets
UNITED KINGDOM
58,891		Ashtead Group plc	$4,935,662	0.5%
89,229		AstraZeneca plc	11,162,664	1.2
235,644	*	Compass Group plc	5,000,516	0.5
419,284		GlaxoSmithKline plc	8,704,684	0.9
		Other	96,193,833	9.9
			125,997,359	13.0
UNITED STATES
46,600		Schneider Electric S.A.	8,034,682	0.8
		Other	10,211,256	1.1
			18,245,938	1.9
		TOTAL COMMON STOCKS (Cost $791,938,643)	957,588,763	98.9

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT			4,579,858	0.5
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
8,109,841	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.030%	$8,109,841	0.8%
			8,109,841	0.8
		TOTAL SHORT-TERM INVESTMENTS (Cost $12,689,734)	12,689,699	1.3
		TOTAL PORTFOLIO (Cost $804,628,377)	970,278,462	100.2
		OTHER ASSETS & LIABILITIES, NET	(1,819,454)	(0.2)
		NET ASSETS	$968,459,008	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/21, the aggregate value of securities on loan is $15,913,782. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

At 10/31/21, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $8,281,235 or 0.9% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2021 were as follows:

Description	Number of long (short contracts	)	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation	)
MSCI EAFE Index	35		12/17/21	$4,090,669	$4,094,300	$3,631

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	67

Statements of assets and liabilities

TIAA-CREF Funds  ■  October 31, 2021

	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Quant Small-Cap Equity Fund	Quant Small/Mid-Cap Equity Fund	Social Choice Equity Fund	Social Choice Low Carbon Equity Fund	Emerging Markets Equity Fund
ASSETS
Portfolio investments, at value*†	$6,983,420,960	$7,188,430,824	$5,534,787,934	$2,030,390,484	$2,181,371,019	$3,118,725,096	$1,162,261,553	$7,661,790,132	$1,057,993,012	$1,597,019,767
Affiliated investments, at value‡	–	–	–	–	–	–	–	–	–	48,305,780
Cash	–	969	231	3,857	2,461	–	787	–	–	315
Cash - foreign^	–	–	–	–	–	–	–	–	–	121,254
Receivable from securities transactions	79,522,150	58,391,363	27,672,093	11,715,895	26,399,432	16,631,365	20,845,435	3,130,104	902,812	29,262,054
Receivable from Fund shares sold	862,733	3,922,665	323,328	757,299	527,699	1,442,273	303,817	4,686,011	1,933,969	8,634,127
Dividends and interest receivable	5,073,375	767,889	4,957,769	918,644	1,185,864	1,246,247	275,384	6,242,398	1,069,698	207,335
Due from affiliates	911,699	1,088,153	986,463	–	9,156	290,123	372,892	32,808	–	927,182
Receivable for variation margin on open futures contracts	–	–	–	–	–	277,424	–	1,225,132	87,294	–
Unrealized appreciation on unfunded SPAC commitment	1,581,580	4,951,243	–	1,286,491	–	–	–	–	–	1,141,815
Other	691,933	547,620	681,025	243,527	523,767	334,236	33,389	366,254	11,978	149,134
Total assets	7,072,064,430	7,258,100,726	5,569,408,843	2,045,316,197	2,210,019,398	3,138,946,764	1,184,093,257	7,677,472,839	1,061,998,763	1,685,768,763
LIABILITIES
Management fees payable	2,267,036	2,318,015	1,847,902	721,635	793,563	1,026,320	427,214	941,706	213,518	1,209,754
Service agreement fees payable	119,826	100,269	109,612	109,522	124,413	95,353	20,744	226,970	108,837	22,581
Distribution fees payable	345,749	307,247	41,651	68,888	56,474	42,740	3,604	155,969	13,413	3,554
Due to affiliates	9,911	10,384	9,283	5,790	6,024	7,321	5,986	9,728	5,053	6,291
Overdraft payable	48,246	–	–	–	–	271,434	–	1,108,779	74,804	–
Payable for collateral for securities loaned	2,294,446	2	–	23,760,711	–	26,343,171	5,001,558	14,071,115	2,264,489	727,240
Payable for securities transactions	18,579,611	49,234,414	–	16,947,294	28,652,574	19,516,501	6,810,596	–	–	–
Payable for Fund shares redeemed	41,685,983	15,743,662	54,049,617	60,474	534,659	14,537,288	16,846,493	1,305,073	960,278	632,882
Written options◊	11,850,903	–	–	–	–	–	–	–	–	96,000
Payable for trustee compensation	598,012	437,399	598,901	214,499	491,683	330,882	32,088	358,037	10,869	116,483
Accrued expenses and other payables	287,867	304,270	158,186	84,096	126,262	105,660	54,208	211,382	61,100	6,747,318
Total liabilities	78,087,590	68,455,662	56,815,152	41,972,909	30,785,652	62,276,670	29,202,491	18,388,759	3,712,361	9,562,103
NET ASSETS	$6,993,976,840	$7,189,645,064	$5,512,593,691	$2,003,343,288	$2,179,233,746	$3,076,670,094	$1,154,890,766	$7,659,084,080	$1,058,286,402	$1,676,206,660
NET ASSETS CONSIST OF:
Paid-in-capital	$2,605,944,827	$3,246,293,545	$2,996,881,328	$1,177,275,934	$1,430,649,498	$1,740,717,975	$610,833,139	$3,821,724,213	$760,616,396	$1,473,846,529
Total distributable earnings (loss)	4,388,032,013	3,943,351,519	2,515,712,363	826,067,354	748,584,248	1,335,952,119	544,057,627	3,837,359,867	297,670,006	202,360,131
NET ASSETS	$6,993,976,840	$7,189,645,064	$5,512,593,691	$2,003,343,288	$2,179,233,746	$3,076,670,094	$1,154,890,766	$7,659,084,080	$1,058,286,402	$1,676,206,660
* Includes securities loaned of	$8,175,111	$509,065	$–	$60,166,125	$–	$58,964,315	$10,044,668	$70,620,643	$6,799,737	$14,133,396
† Portfolio investments, cost	$3,586,912,994	$3,881,041,692	$3,456,211,986	$1,436,766,457	$1,707,269,693	$2,298,371,339	$805,313,641	$4,476,640,264	$815,150,532	$1,641,754,787
‡ Affiliated investments, cost	$–	$–	$–	$–	$–	$–	$–	$–	$–	$61,885,730
^ Foreign cash, cost	$–	$–	$–	$–	$–	$–	$–	$–	$–	$121,211
◊ Written options premiums	$13,654,651	$–	$–	$–	$–	$–	$–	$–	$–	$442,134

68	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	69

Statements of assets and liabilities	continued

TIAA-CREF Funds  ■  October 31, 2021

	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Quant Small-Cap Equity Fund	Quant Small/Mid-Cap Equity Fund	Social Choice Equity Fund	Social Choice Low Carbon Equity Fund	Emerging Markets Equity Fund
INSTITUTIONAL CLASS:
Net assets	$1,988,937,052	$2,055,309,590	$1,898,837,300	$1,113,795,067	$1,291,813,392	$1,554,570,313	$63,132,136	$5,751,972,049	$452,025,356	$295,906,883
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	99,078,943	76,366,759	82,053,655	36,139,889	60,853,920	67,052,514	3,456,602	188,944,705	21,083,176	25,135,640
Net asset value per share	$20.07	$26.91	$23.14	$30.82	$21.23	$23.18	$18.26	$30.44	$21.44	$11.77
ADVISOR CLASS:
Net assets	$3,427,594	$5,461,584	$519,681	$7,556,640	$415,781	$781,201	$9,480,549	$55,706,349	$6,919,996	$170,851
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	170,647	203,172	22,482	245,403	19,617	33,713	518,564	1,832,439	323,272	14,513
Net asset value per share	$20.09	$26.88	$23.12	$30.79	$21.20	$23.17	$18.28	$30.40	$21.41	$11.77
PREMIER CLASS:
Net assets	$20,730,597	$15,986,728	$77,309,075	$60,297,884	$73,331,039	$80,889,081	$253,664	$112,029,748	$6,335,337	$10,993,563
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,030,732	594,760	3,349,102	1,976,623	3,462,683	3,514,662	13,823	3,698,029	295,271	933,630
Net asset value per share	$20.11	$26.88	$23.08	$30.51	$21.18	$23.01	$18.35	$30.29	$21.46	$11.78
RETIREMENT CLASS:
Net assets	$577,096,433	$477,945,288	$521,412,843	$524,636,795	$589,411,995	$451,648,272	$91,997,244	$1,047,444,567	$530,496,894	$103,032,961
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	28,131,436	17,950,889	22,643,660	17,818,434	28,013,259	20,135,456	5,066,241	33,895,223	24,888,255	8,793,508
Net asset value per share	$20.51	$26.63	$23.03	$29.44	$21.04	$22.43	$18.16	$30.90	$21.32	$11.72
RETAIL CLASS:
Net assets	$1,664,004,658	$1,476,126,309	$155,733,267	$297,056,902	$224,261,539	$157,995,251	$17,682,835	$691,931,367	$62,508,819	$9,841,549
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	58,208,906	55,140,973	7,083,331	10,117,375	10,981,912	7,141,876	975,725	25,833,822	2,931,357	839,545
Net asset value per share	$28.59	$26.77	$21.99	$29.36	$20.42	$22.12	$18.12	$26.78	$21.32	$11.72
CLASS W:
Net assets	$2,739,780,506	$3,158,815,565	$2,858,781,525	$–	$–	$830,785,976	$972,344,338	$–	$–	$1,256,260,853
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	136,506,035	117,013,509	123,098,052	–	–	35,726,861	52,963,128	–	–	106,027,174
Net asset value per share	$20.07	$27.00	$23.22	$–	$–	$23.25	$18.36	$–	$–	$11.85

70	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	71

Statements of assets and liabilities	continued

TIAA-CREF Funds   ■  October 31, 2021

	International Equity Fund	International Opportunities Fund	Quant International Small-Cap Equity Fund	Social Choice International Equity Fund
ASSETS
Portfolio investments, at value*†	$6,721,771,207	$2,531,938,474	$1,587,974,697	$970,278,462
Cash#	–	4,993	–	310,197
Cash - foreign^	128	56,815	672,677	58,245
Receivable from securities transactions	128	5,856	35,775,723	58,306
Receivable for delayed delivery securities	–	–	–	1,807,574
Receivable from Fund shares sold	8,239,073	4,297,624	3,888,249	1,439,631
Dividends and interest receivable	23,140,784	2,861,692	3,819,106	3,204,565
Due from affiliates	1,157,018	1,110,369	889,543	–
Receivable for variation margin on open futures contracts	–	–	–	3,704
Unrealized appreciation on unfunded SPAC commitment	–	1,548,509	–	–
Other	606,111	151,351	42,637	12,140
Total assets	6,754,914,449	2,541,975,683	1,633,062,632	977,172,824
LIABILITIES
Management fees payable	2,480,736	1,214,675	845,779	240,210
Service agreement fees payable	99,604	38,071	978	79,921
Distribution fees payable	69,056	1,989	249	4,694
Due to affiliates	9,681	6,748	6,112	5,039
Overdraft payable	37,434	–	1,186,790	–
Payable for collateral for securities loaned	5	12,669,361	10,388,990	8,109,841
Payable for securities transactions	128	5,848	35,224,234	65,056
Payable for Fund shares redeemed	5,507,902	7,293,936	2,894,267	92,500
Payable for trustee compensation	513,660	112,513	41,041	10,639
Accrued expenses and other payables	351,718	732,602	3,401,113	105,916
Total liabilities	9,069,924	22,075,743	53,989,553	8,713,816
NET ASSETS	$6,745,844,525	$2,519,899,940	$1,579,073,079	$968,459,008
NET ASSETS CONSIST OF:
Paid-in-capital	$5,146,443,988	$1,395,172,055	$1,345,358,631	$779,550,335
Total distributable earnings (loss)	1,599,400,537	1,124,727,885	233,714,448	188,908,673
NET ASSETS	$6,745,844,525	$2,519,899,940	$1,579,073,079	$968,459,008
* Includes securities loaned of	$66,914,212	$74,582,653	$16,662,092	$15,913,782
† Portfolio investments, cost	$5,089,018,544	$1,593,206,331	$1,426,722,445	$804,628,377
^ Foreign cash, cost	$128	$57,140	$672,925	$58,395
# Includes cash collateral for open futures	$–	$–	$–	$363,540

72	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	73

Statements of assets and liabilities	concluded

TIAA-CREF Funds   ■  October 31, 2021

	International Equity Fund	International Opportunities Fund	Quant International Small-Cap Equity Fund	Social Choice International Equity Fund
INSTITUTIONAL CLASS:
Net assets	$2,828,714,243	$146,167,738	$88,123,685	$556,304,262
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	193,632,769	7,393,648	7,064,005	40,254,365
Net asset value per share	$14.61	$19.77	$12.48	$13.82
ADVISOR CLASS:
Net assets	$3,174,605	$5,051,855	$91,213	$2,557,047
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	212,701	256,005	7,321	185,181
Net asset value per share	$14.93	$19.73	$12.46	$13.81
PREMIER CLASS:
Net assets	$75,861,519	$568,994	$92,481	$771,007
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	5,203,575	28,743	7,327	55,763
Net asset value per share	$14.58	$19.80	$12.62	$13.83
RETIREMENT CLASS:
Net assets	$467,995,248	$175,168,793	$4,626,164	$386,980,541
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	30,835,755	8,898,473	371,592	28,125,168
Net asset value per share	$15.18	$19.69	$12.45	$13.76
RETAIL CLASS:
Net assets	$286,698,964	$9,151,826	$1,134,424	$21,846,151
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	31,455,737	465,155	91,000	1,587,904
Net asset value per share	$9.11	$19.67	$12.47	$13.76
CLASS W:
Net assets	$3,083,399,946	$2,183,790,734	$1,485,005,112	$–
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	209,954,381	109,808,885	118,211,912	–
Net asset value per share	$14.69	$19.89	$12.56	$–

74	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	75

Statements of operations

TIAA-CREF Funds   ■  For the year ended October 31, 2021

	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Quant Small-Cap Equity Fund	Quant Small/Mid-Cap Equity Fund	Social Choice Equity Fund	Social Choice Low Carbon Equity Fund	Emerging Markets Equity Fund
INVESTMENT INCOME
Dividends*	$72,166,744	$31,291,313	$94,805,846	$2,707,354	$33,043,143	$25,685,737	$13,186,182	$89,059,238	$9,770,163	$23,751,738
Payment from affiliate	981,809	1,151,196	879,767	294,365	339,008	–	–	–	–	354,361
Income from securities lending, net	748,180	1,463,026	–	1,570,344	6,140	1,169,163	328,966	681,489	43,796	726,100
Interest	6,942	–	7,939	1,744	6,458	753	1,021	6,417	1,567	33,182
Total income	73,903,675	33,905,535	95,693,552	4,573,807	33,394,749	26,855,653	13,516,169	89,747,144	9,815,526	24,865,381
EXPENSES
Management fees	24,778,832	26,782,450	22,004,755	7,907,352	9,337,813	12,042,434	4,953,316	10,269,734	1,886,076	13,663,876
Shareholder servicing – Institutional Class	1,551	3,649	1,392	1,338	1,799	2,090	217	7,995	504	491
Shareholder servicing – Advisor Class	3,232	4,266	324	2,575	427	449	7,702	41,431	4,307	180
Shareholder servicing – Premier Class	93	91	104	99	110	106	72	13,155	85	103
Shareholder servicing – Retirement Class	1,360,634	1,126,238	1,272,383	1,201,562	1,395,601	1,124,220	157,253	2,426,773	948,935	327,537
Shareholder servicing – Retail Class	520,666	537,483	85,142	115,451	136,617	80,524	20,012	134,794	28,185	20,397
Shareholder servicing – Class W	1,571	1,930	1,707	–	–	901	954	–	–	1,044
Distribution fees – Premier Class	37,295	23,409	114,509	74,950	116,647	122,853	267	163,535	7,705	17,167
Distribution fees – Retail Class	3,766,384	3,409,466	353,367	705,775	532,254	365,011	31,443	1,519,688	110,739	27,160
Custody and accounting fees	162,130	91,856	83,180	47,647	23,129	59,522	41,331	67,242	36,845	262,002
Administrative service fees	138,697	144,870	131,168	79,330	82,028	102,614	82,202	133,557	67,948	89,001
Trustee fees and expenses	65,631	71,267	58,010	18,069	22,005	31,134	11,186	69,208	7,109	17,516
Other expenses	315,533	553,284	247,770	211,024	142,156	193,926	168,943	1,003,830	304,771	225,480
Total expenses	31,152,249	32,750,259	24,353,811	10,365,172	11,790,586	14,125,784	5,474,898	15,850,942	3,403,209	14,651,954
Less: Expenses reimbursed by the investment adviser	(11,248,736)	(12,382,424)	(11,994,688)	–	–	(3,517,120)	(4,579,283)	–	–	(10,244,079)
Fee waiver by investment adviser and Nuveen Securities	–	(164,689)	(267,549)	–	(107,797)	(108,898)	–	(516,591)	–	–
Net expenses	19,903,513	20,203,146	12,091,574	10,365,172	11,682,789	10,499,766	895,615	15,334,351	3,403,209	4,407,875
Net investment income (loss)	54,000,162	13,702,389	83,601,978	(5,791,365)	21,711,960	16,355,887	12,620,554	74,412,793	6,412,317	20,457,506
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments‡	1,112,948,661	680,023,892	543,805,940	257,588,049	397,732,501	695,624,448	201,940,527	621,218,160	50,210,556	297,100,142
Purchased options	(769,480)	–	–	–	–	–	–	–	–	(1,560,288)
Written options	35,182,770	439,422	–	–	–	–	–	–	–	1,660,857
Futures contracts	–	–	–	–	–	6,951,478	–	10,742,868	2,643,337	–
Foreign currency transactions	(157,766)	265,067	5,439	126,135	6,209	–	–	–	–	(1,375,001)
Net realized gain (loss) on total investments	1,147,204,185	680,728,381	543,811,379	257,714,184	397,738,710	702,575,926	201,940,527	631,961,028	52,853,893	295,825,710
Change in unrealized appreciation (depreciation) on:
Portfolio investments**	973,325,274	1,418,619,216	1,446,996,477	260,628,007	400,864,466	651,123,818	285,824,548	1,652,020,066	181,850,069	(268,697,170)
Affiliated investments	–	–	–	–	–	–	–	–	–	8,168,633
Purchased options	(31,808)	–	–	–	–	–	–	–	–	(160,849)
Written options	(6,807,436)	2,305,442	–	–	–	–	–	–	–	346,134
Unfunded commitment with a SPAC	1,581,580	4,951,243	–	1,286,491	–	–	–	–	–	1,141,815
Futures contracts	–	–	–	–	–	277,237	–	2,621,487	528,282	–
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(7,083)	3,403	(2,874)	633	(3,324)	–	–	–	–	282,456
Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	968,060,527	1,425,879,304	1,446,993,603	261,915,131	400,861,142	651,401,055	285,824,548	1,654,641,553	182,378,351	(258,918,981)
Net realized and unrealized gain (loss) on total investments	2,115,264,712	2,106,607,685	1,990,804,982	519,629,315	798,599,852	1,353,976,981	487,765,075	2,286,602,581	235,232,244	36,906,729
Net increase (decrease) in net assets from operations	$2,169,264,874	$2,120,310,074	$2,074,406,960	$513,837,950	$820,311,812	$1,370,332,868	$500,385,629	$2,361,015,374	$241,644,561	$57,364,235
* Net of foreign withholding taxes of	$344,905	$516,969	$(44,048)	$78,817	$61,665	$42,994	$32,004	$1,821	$359	$3,080,773
‡ Includes net realized gain (loss) from securities sold to affiliates of	$1,852,029	$45,532,806	$15,221,706	$5,844,057	$1,770,896	$2,744,901	$21,810,493	$39,518	$27,384	$(351,773)
** Includes net change in unrealized foreign capital gains taxes of	$–	$–	$–	$–	$–	$–	$–	$–	$–	$(6,262,457)

76	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	77

Statements of operations	concluded

TIAA-CREF Funds   ■  For the year ended October 31, 2021

	International Equity Fund	International Opportunities Fund	Quant International Small-Cap Equity Fund	Social Choice International Equity Fund
INVESTMENT INCOME
Dividends*	$206,885,380	$26,906,411	$30,339,356	$23,893,643
Payment from affiliate	978,247	421,361	–	–
Income from securities lending, net	542,850	1,307,775	723,373	87,778
Interest	62,663	34,599	–	–
Total income	208,469,140	28,670,146	31,062,729	23,981,421
EXPENSES
Management fees	27,101,974	12,695,530	8,249,349	2,346,492
Shareholder servicing – Institutional Class	3,359	344	220	762
Shareholder servicing – Advisor Class	3,622	4,899	74	2,183
Shareholder servicing – Premier Class	127	97	84	97
Shareholder servicing – Retirement Class	1,177,914	455,584	11,129	723,979
Shareholder servicing – Retail Class	243,957	16,802	12,379	15,927
Shareholder servicing – Class W	1,465	1,349	1,027	–
Distribution fees – Premier Class	115,141	794	131	1,004
Distribution fees – Retail Class	696,280	20,591	2,498	43,582
Custody and accounting fees	269,425	157,688	542,148	96,161
Administrative service fees	134,825	93,881	84,050	68,351
Trustee fees and expenses	61,580	22,268	12,847	7,671
Other expenses	348,962	236,656	242,361	273,210
Total expenses	30,158,631	13,706,483	9,158,297	3,579,419
Less: Expenses reimbursed by the investment adviser	(11,595,825)	(11,407,007)	(8,296,393)	–
Fee waiver by investment adviser and Nuveen Securities	–	–	(291,501)	–
Net expenses	18,562,806	2,299,476	570,403	3,579,419
Net investment income (loss)	189,906,334	26,370,670	30,492,326	20,402,002

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments‡	153,945,241	180,586,618	220,804,789	9,208,461
Futures contracts	–	–	–	2,279,447
Foreign currency transactions	23,882	(392,210)	(410,775)	88,167
Net realized gain (loss) on total investments	153,969,123	180,194,408	220,394,014	11,576,075
Change in unrealized appreciation (depreciation) on:
Portfolio investments**	1,372,542,593	336,250,573	106,544,083	165,882,802
Unfunded commitment with a SPAC	–	1,548,509	–	–
Futures contracts	–	–	–	182,791
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(491,487)	(54,801)	(66,709)	(69,792)
Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	1,372,051,106	337,744,281	106,477,374	165,995,801
Net realized and unrealized gain (loss) on total investments	1,526,020,229	517,938,689	326,871,388	177,571,876
Net increase (decrease) in net assets from operations	$1,715,926,563	$544,309,359	$357,363,714	$197,973,878

* Net of foreign withholding taxes of	$21,973,544	$2,757,845	$3,168,259	$2,250,357
‡ Includes net realized gain (loss) from securities sold to affiliates of	$37,898,074	$(1,131,205)	$225,492	$–
** Includes net change in unrealized foreign capital gains taxes of	$–	$(559,411)	$(2,871,516)	$–

78	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	79

Statements of changes in net assets

TIAA-CREF Funds   ■  For the year ended

		Growth & Income Fund		Large-Cap Growth Fund		Large-Cap Value Fund		Mid-Cap Growth Fund		Mid-Cap Value Fund		Quant Small-Cap Equity Fund
		October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
OPERATIONS
Net investment income (loss)		$54,000,162	$81,340,716	$13,702,389	$29,929,720	$83,601,978	$110,770,184	$(5,791,365)	$(1,847,217)	$21,711,960	$30,188,838	$16,355,887	$16,759,466
Net realized gain (loss) on total investments		1,147,204,185	329,967,841	680,728,381	1,933,885,002	543,811,379	(95,177,011)	257,714,184	192,373,268	397,738,710	(81,187,847)	702,575,926	(146,015,497)
Net change in unrealized appreciation (depreciation) on total investments		968,060,527	282,436,044	1,425,879,304	(221,762,317)	1,446,993,603	(360,500,498)	261,915,131	103,908,392	400,861,142	(333,445,616)	651,401,055	(37,283,583)
Net increase (decrease) in net assets from operations		2,169,264,874	693,744,601	2,120,310,074	1,742,052,405	2,074,406,960	(344,907,325)	513,837,950	294,434,443	820,311,812	(384,444,625)	1,370,332,868	(166,539,614)
DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(87,394,774)	(90,187,214)	(495,708,886)	(59,458,798)	(31,869,814)	(38,755,194)	(90,478,166)	(80,335,148)	(21,604,109)	(337,686,068)	(9,177,672)	(77,018,388)
	Advisor Class	(208,090)	(137,212)	(1,539,583)	(129,148)	(5,188)	(4,294)	(668,349)	(22,522)	(7,452)	(164,800)	(3,304)	(39,401)
	Premier Class	(1,731,230)	(2,740,056)	(4,254,808)	(850,923)	(1,269,479)	(2,491,295)	(4,580,207)	(5,427,327)	(1,192,312)	(21,311,997)	(373,242)	(5,924,839)
	Retirement Class	(33,793,862)	(30,407,664)	(124,055,271)	(12,895,313)	(8,037,304)	(10,640,127)	(49,900,869)	(37,939,320)	(7,509,518)	(105,807,299)	(1,834,410)	(22,793,848)
	Retail Class	(64,749,459)	(54,350,956)	(348,213,454)	(37,462,033)	(2,126,306)	(2,571,729)	(29,683,392)	(21,438,004)	(2,969,487)	(43,383,144)	(551,591)	(6,769,035)
	Class W	(205,798,767)	(233,832,649)	(848,095,442)	(148,119,014)	(65,314,927)	(73,355,148)	–	–	–	–	(7,896,457)	(36,278,527)
Total distributions		(393,676,182)	(411,655,751)	(1,821,867,444)	(258,915,229)	(108,623,018)	(127,817,787)	(175,310,983)	(145,162,321)	(33,282,878)	(508,353,308)	(19,836,676)	(148,824,038)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	782,730,670	115,589,909	385,391,956	312,699,882	133,743,043	171,995,022	285,201,706	60,162,075	102,653,252	130,510,745	211,019,674	106,045,488
	Advisor Class	309,126	834,046	669,741	2,240,767	170,386	102,500	1,371,008	4,781,260	4,720	72,930	108,903	10,865
	Premier Class	2,645,200	1,419,729	4,337,006	6,545,943	11,564,404	3,653,888	20,193,148	7,525,232	8,607,714	4,852,190	10,252,527	5,817,555
	Retirement Class	18,208,471	9,953,510	81,274,283	76,133,475	18,837,038	6,513,918	80,553,067	19,963,314	61,576,910	13,579,801	30,327,919	10,423,456
	Retail Class	49,610,121	33,192,257	75,701,123	70,004,884	12,506,585	6,218,826	19,994,591	14,012,563	12,001,549	12,195,194	11,767,487	5,299,863
	Class W	37,560,438	392,152,562	123,356,319	317,943,280	81,382,905	715,364,513	–	–	–	–	42,011,723	243,367,738
Reinvestments of distributions:	Institutional Class	73,553,405	72,872,260	467,006,881	55,700,498	31,490,431	38,553,955	90,440,535	80,291,402	21,420,211	334,665,335	9,164,887	76,848,206
	Advisor Class	190,606	125,265	1,465,577	122,626	3,012	1,896	651,922	10,262	6,067	146,334	2,656	33,954
	Premier Class	1,731,230	2,740,056	4,254,808	850,923	1,269,438	2,491,250	4,580,207	5,427,327	1,192,312	21,311,997	373,242	5,924,839
	Retirement Class	33,793,717	30,407,485	123,785,256	12,849,316	8,036,604	10,639,371	49,900,869	37,939,320	7,509,195	105,799,497	1,834,376	22,793,471
	Retail Class	62,436,062	52,271,670	335,163,445	36,075,177	2,035,509	2,441,536	29,015,395	20,939,726	2,863,255	41,874,195	528,992	6,530,584
	Class W	168,568,108	172,049,045	848,095,442	148,119,014	65,314,927	73,355,148	–	–	–	–	7,896,457	36,278,527
Redemptions:	Institutional Class	(373,372,169)	(498,046,878)	(487,899,163)	(460,990,116)	(369,295,243)	(507,628,529)	(168,814,551)	(259,001,371)	(359,226,765)	(708,695,941)	(489,074,188)	(328,544,974)
	Advisor Class	(663,032)	(442,634)	(1,626,783)	(1,353,097)	(41,325)	(2,864)	(891,041)	(63,372)	(212,777)	(367,723)	(76,326)	(228,646)
	Premier Class	(16,701,841)	(22,471,952)	(7,607,552)	(16,804,954)	(32,686,335)	(56,042,234)	(13,771,847)	(29,799,247)	(34,328,113)	(44,530,024)	(31,691,061)	(44,374,779)
	Retirement Class	(77,051,639)	(99,542,880)	(135,341,767)	(84,436,426)	(107,738,380)	(121,179,790)	(70,837,763)	(73,976,529)	(91,313,211)	(110,286,394)	(103,114,220)	(85,530,849)
	Retail Class	(98,144,849)	(131,988,268)	(123,391,610)	(208,959,097)	(14,965,663)	(20,015,839)	(29,958,137)	(33,592,750)	(36,475,804)	(41,128,534)	(16,054,273)	(20,312,794)
	Class W	(1,182,040,218)	(1,194,519,163)	(895,638,365)	(1,365,252,961)	(1,061,723,390)	(752,980,610)	–	–	–	–	(283,701,500)	(344,276,647)
Net increase (decrease) from shareholder transactions		(516,636,594)	(1,063,403,981)	798,996,597	(1,098,510,866)	(1,220,096,054)	(426,518,043)	297,629,109	(145,380,788)	(303,721,485)	(240,000,398)	(598,422,725)	(303,894,143)
Net increase (decrease) in net assets		1,258,952,098	(781,315,131)	1,097,439,227	384,626,310	745,687,888	(899,243,155)	636,156,076	3,891,334	483,307,449	(1,132,798,331)	752,073,467	(619,257,795)
NET ASSETS
Beginning of period		5,735,024,742	6,516,339,873	6,092,205,837	5,707,579,527	4,766,905,803	5,666,148,958	1,367,187,212	1,363,295,878	1,695,926,297	2,828,724,628	2,324,596,627	2,943,854,422
End of period		$6,993,976,840	$5,735,024,742	$7,189,645,064	$6,092,205,837	$5,512,593,691	$4,766,905,803	$2,003,343,288	$1,367,187,212	$2,179,233,746	$1,695,926,297	$3,076,670,094	$2,324,596,627

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	41,130,698	8,382,883	15,911,051	13,451,128	6,503,547	11,087,888	9,883,675	2,808,955	5,345,685	10,085,475	9,716,425	7,987,403
	Advisor Class	17,543	59,801	25,860	91,080	8,528	5,822	47,752	196,466	297	4,366	5,909	833
	Premier Class	150,602	97,983	164,652	275,119	536,900	225,945	699,816	350,397	458,761	334,363	479,097	409,137
	Retirement Class	1,008,183	689,661	3,163,521	3,206,462	898,578	398,421	2,889,766	927,648	3,318,028	942,549	1,473,354	777,129
	Retail Class	1,947,335	1,694,526	3,042,601	2,934,816	635,015	410,760	727,074	677,212	645,315	767,297	582,700	401,187
	Class W	2,060,517	29,674,980	4,815,547	14,502,962	3,979,023	46,609,406	–	–	–	–	2,078,095	20,436,913
Shares reinvested:	Institutional Class	4,562,328	5,154,374	21,353,767	2,642,339	1,714,232	2,150,248	3,429,675	3,852,754	1,310,906	19,277,957	515,171	4,740,790
	Advisor Class	11,840	8,886	67,044	5,817	164	106	24,731	493	372	8,434	150	2,093
	Premier Class	107,584	193,849	194,550	40,366	69,179	139,098	175,218	262,190	73,058	1,229,066	21,111	367,546
	Retirement Class	2,059,271	2,108,792	5,709,652	613,040	438,679	594,711	1,976,272	1,887,528	462,674	6,133,304	106,341	1,449,045
	Retail Class	2,740,235	2,653,304	15,367,420	1,713,785	116,316	142,780	1,151,862	1,043,855	181,679	2,498,460	31,081	420,785
	Class W	10,575,164	12,006,214	38,796,681	7,026,518	3,555,521	4,091,196	–	–	–	–	444,120	2,240,798
Shares redeemed:	Institutional Class	(20,935,592)	(35,575,357)	(20,091,976)	(19,103,946)	(17,841,580)	(30,289,793)	(5,866,070)	(12,234,975)	(18,377,912)	(49,053,484)	(23,044,317)	(22,253,562)
	Advisor Class	(36,806)	(32,375)	(67,429)	(59,066)	(2,248)	(159)	(30,436)	(3,224)	(12,049)	(24,952)	(4,592)	(16,361)
	Premier Class	(926,687)	(1,617,829)	(295,966)	(710,896)	(1,602,722)	(3,434,585)	(484,359)	(1,394,313)	(1,815,137)	(2,926,560)	(1,544,420)	(3,186,647)
	Retirement Class	(4,175,691)	(6,913,801)	(5,621,765)	(3,682,402)	(5,248,982)	(7,383,975)	(2,560,111)	(3,644,601)	(4,725,896)	(7,306,845)	(4,993,607)	(6,046,704)
	Retail Class	(3,834,659)	(6,875,813)	(4,998,521)	(9,390,272)	(766,639)	(1,312,926)	(1,088,806)	(1,669,409)	(1,999,040)	(2,799,547)	(816,558)	(1,506,659)
	Class W	(68,374,602)	(79,264,097)	(34,626,932)	(55,336,058)	(52,397,924)	(46,255,477)	–	–	–	–	(13,880,048)	(22,377,838)
Net increase (decrease) from shareholder transactions		(31,912,737)	(67,554,019)	42,909,757	(41,779,208)	(59,404,413)	(22,820,534)	10,976,059	(6,939,024)	(15,133,259)	(20,830,117)	(28,829,988)	(16,154,112)

80	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	81

Statements of changes in net assets	continued

TIAA-CREF Funds   ■  For the year ended

		Quant Small/Mid-Cap Equity Fund		Social Choice Equity Fund		Social Choice Low Carbon Equity Fund		Emerging Markets Equity Fund		International Equity Fund		International Opportunities Fund
		October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
OPERATIONS
Net investment income (loss)		$12,620,554	$8,553,202	$74,412,793	$70,855,016	$6,412,317	$3,907,526	$20,457,506	$20,925,514	$189,906,334	$82,972,209	$26,370,670	$18,207,219
Net realized gain (loss) on total investments		201,940,527	7,878,185	631,961,028	9,991,307	52,853,893	6,166,132	295,825,710	142,855,021	153,969,123	58,354,801	180,194,408	105,186,413
Net change in unrealized appreciation (depreciation) on total investments		285,824,548	(25,201,059)	1,654,641,553	383,240,449	182,378,351	29,893,256	(258,918,981)	54,349,308	1,372,051,106	(131,984,746)	337,744,281	186,966,241
Net increase (decrease) in net assets from operations		500,385,629	(8,769,672)	2,361,015,374	464,086,772	241,644,561	39,966,914	57,364,235	218,129,843	1,715,926,563	9,342,264	544,309,359	310,359,873
DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(972,771)	(2,489,336)	(63,889,184)	(168,531,817)	(5,334,207)	(2,848,127)	(27,194,444)	(3,989,002)	(32,194,161)	(41,855,343)	(3,386,116)	(1,293,437)
	Advisor Class	(41,428)	(19,288)	(566,039)	(1,107,346)	(37,812)	(33,026)	(17,018)	(3,478)	(38,781)	(62,322)	(114,492)	(44,413)
	Premier Class	(2,337)	(6,181)	(1,238,365)	(4,581,397)	(89,062)	(61,050)	(863,824)	(110,927)	(789,476)	(2,078,293)	(10,930)	(12,250)
	Retirement Class	(488,125)	(768,208)	(10,248,378)	(31,299,265)	(5,039,612)	(3,103,548)	(11,602,050)	(1,896,928)	(4,316,468)	(6,530,742)	(4,385,253)	(1,648,514)
	Retail Class	(122,412)	(326,525)	(7,105,313)	(24,251,603)	(536,250)	(408,117)	(802,316)	(109,979)	(4,327,792)	(5,872,130)	(151,722)	(27,365)
	Class W	(19,278,776)	(38,931,761)	–	–	–	–	(104,871,081)	(28,568,947)	(35,398,089)	(32,389,087)	(52,658,909)	(24,740,090)
Total distributions		(20,905,849)	(42,541,299)	(83,047,279)	(229,771,428)	(11,036,943)	(6,453,868)	(145,350,733)	(34,679,261)	(77,064,767)	(88,787,917)	(60,707,422)	(27,766,069)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	13,886,678	10,169,763	696,604,927	774,039,788	198,885,213	124,913,509	94,627,075	74,883,538	328,835,919	430,295,003	44,422,405	25,065,516
	Advisor Class	7,119,108	3,528,786	10,334,840	17,179,786	4,678,899	381,693	–	1,989,897	9,913	132,884	106,531	392,019
	Premier Class	70,966	–	16,013,623	20,051,471	2,245,217	2,895,744	3,573,063	2,227,728	14,667,654	14,604,715	65,921	9,956
	Retirement Class	62,865,538	14,847,619	51,452,894	86,698,513	213,049,624	74,664,586	10,587,581	10,935,096	46,133,753	20,645,145	9,297,878	3,643,217
	Retail Class	9,661,220	3,318,589	77,460,588	36,964,798	33,134,252	8,707,501	3,105,511	3,904,236	8,162,975	6,860,817	3,041,602	2,347,771
	Class W	126,119,942	176,583,780	–	–	–	–	457,552,027	358,446,732	1,033,299,497	604,782,138	578,910,844	296,553,656
Reinvestments of distributions:	Institutional Class	972,316	2,284,974	60,468,392	160,206,156	3,219,592	1,390,280	27,194,444	3,989,002	30,709,663	39,648,451	3,386,116	1,293,437
	Advisor Class	38,963	12,197	435,562	702,022	34,084	29,073	2,896	1,468	37,137	60,104	110,125	43,044
	Premier Class	6	–	1,227,440	4,551,489	78,842	38,694	862,627	110,765	789,417	2,078,218	99	8,990
	Retirement Class	487,893	767,517	10,245,670	31,290,055	5,039,268	3,103,181	11,600,853	1,896,766	4,316,323	6,529,999	4,384,817	1,648,386
	Retail Class	120,042	299,546	6,801,862	23,269,895	529,625	404,694	783,574	107,225	4,164,562	5,667,087	149,949	26,316
	Class W	19,278,776	38,931,761	–	–	–	–	104,871,081	28,568,947	35,398,089	32,389,087	52,658,909	24,740,090
Redemptions:	Institutional Class	(18,628,361)	(11,539,434)	(667,792,560)	(586,715,726)	(63,080,281)	(21,970,434)	(89,806,824)	(74,801,763)	(507,702,082)	(684,526,155)	(53,008,116)	(41,607,529)
	Advisor Class	(1,417,232)	(2,100,439)	(8,496,664)	(6,088,629)	(300,579)	(146,632)	(454)	(1,879,362)	(849,177)	(1,047,269)	(293,485)	(1,004,353)
	Premier Class	(3,809)	–	(31,114,377)	(34,183,879)	(859,534)	(1,993,688)	(1,600,686)	(1,580,411)	(43,612,992)	(63,500,310)	(3,605)	(963,134)
	Retirement Class	(11,483,568)	(6,063,852)	(105,437,378)	(61,419,796)	(3,236,812)	(8,104,752)	(31,395,093)	(40,186,667)	(95,239,367)	(93,744,704)	(37,133,199)	(46,899,317)
	Retail Class	(3,393,558)	(2,111,434)	(61,232,792)	(72,722,058)	(6,856,766)	(3,693,509)	(1,699,045)	(5,338,289)	(22,242,154)	(31,848,125)	(1,285,178)	(1,515,111)
	Class W	(276,158,178)	(117,218,660)	–	–	–	–	(439,996,709)	(510,225,830)	(424,136,087)	(326,407,349)	(384,473,943)	(520,866,075)
Net increase (decrease) from shareholder transactions		(70,463,258)	111,710,713	56,972,027	393,823,885	386,560,644	180,619,940	150,261,921	(146,950,922)	412,743,043	(37,380,264)	220,337,670	(257,083,121)
Net increase (decrease) in net assets		409,016,522	60,399,742	2,334,940,122	628,139,229	617,168,262	214,132,986	62,275,423	36,499,660	2,051,604,839	(116,825,917)	703,939,607	25,510,683
NET ASSETS
Beginning of period		745,874,244	685,474,502	5,324,143,958	4,696,004,729	441,118,140	226,985,154	1,613,931,237	1,577,431,577	4,694,239,686	4,811,065,603	1,815,960,333	1,790,449,650
End of period		$1,154,890,766	$745,874,244	$7,659,084,080	$5,324,143,958	$1,058,286,402	$441,118,140	$1,676,206,660	$1,613,931,237	$6,745,844,525	$4,694,239,686	$2,519,899,940	$1,815,960,333
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	931,096	932,676	26,180,624	38,433,650	10,244,338	9,042,956	7,186,803	6,819,748	23,908,021	42,819,485	2,356,074	1,826,542
	Advisor Class	452,442	322,590	387,748	897,326	236,653	26,768	–	154,500	666	12,631	5,660	28,870
	Premier Class	4,052	–	613,684	986,199	121,130	200,749	256,752	192,014	1,044,589	1,359,212	3,572	713
	Retirement Class	3,879,239	1,366,168	1,933,918	4,160,637	11,352,490	5,173,717	779,485	937,534	3,236,535	1,881,484	500,323	247,934
	Retail Class	588,662	307,261	3,286,419	2,091,754	1,760,489	612,147	227,077	340,329	954,838	1,053,646	165,044	156,949
	Class W	9,509,833	15,891,729	–	–	–	–	35,775,404	34,663,615	76,325,961	56,698,948	30,442,021	21,548,880
Shares reinvested:	Institutional Class	72,184	188,841	2,526,886	7,958,577	191,187	99,023	2,017,392	341,524	2,431,486	3,540,040	193,382	94,549
	Advisor Class	2,886	1,005	18,217	34,892	2,025	2,071	214	126	2,875	5,249	6,296	3,149
	Premier Class	–	–	51,465	226,894	4,673	2,748	63,945	9,475	62,553	185,721	5	656
	Retirement Class	36,356	63,589	420,767	1,527,835	300,314	221,656	864,445	162,952	328,237	560,034	251,279	120,849
	Retail Class	8,945	24,838	322,364	1,308,033	31,544	28,866	58,172	9,180	527,160	801,795	8,573	1,922
	Class W	1,429,116	3,220,162	–	–	–	–	7,791,313	2,448,068	2,798,268	2,891,883	3,005,646	1,808,486
Shares redeemed:	Institutional Class	(1,138,328)	(1,055,234)	(24,722,204)	(30,433,918)	(3,313,130)	(1,580,859)	(6,709,714)	(6,677,913)	(37,122,016)	(66,636,310)	(2,843,764)	(3,026,409)
	Advisor Class	(85,408)	(194,746)	(318,166)	(292,550)	(15,545)	(10,054)	(33)	(160,768)	(59,305)	(97,361)	(15,032)	(85,407)
	Premier Class	(229)	–	(1,152,836)	(1,734,937)	(44,846)	(144,746)	(114,108)	(141,355)	(3,304,435)	(6,232,095)	(208)	(73,835)
	Retirement Class	(695,708)	(559,995)	(3,746,722)	(3,048,202)	(159,556)	(573,847)	(2,324,309)	(3,585,022)	(6,575,673)	(8,600,226)	(1,972,237)	(3,455,399)
	Retail Class	(216,970)	(209,086)	(2,595,645)	(4,183,746)	(358,583)	(264,479)	(126,274)	(481,026)	(2,584,314)	(4,817,963)	(68,781)	(108,084)
	Class W	(16,804,505)	(10,875,257)	–	–	–	–	(32,148,875)	(42,854,027)	(30,946,083)	(31,220,450)	(20,411,726)	(37,435,122)
Net increase (decrease) from shareholder transactions		(2,026,337)	9,424,541	3,206,519	17,932,444	20,353,183	12,836,716	13,597,689	(7,821,046)	31,029,363	(5,794,277)	11,626,127	(18,344,757)

82	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	83

Statements of changes in net assets	concluded

TIAA-CREF Funds  ■  For the year ended

		Quant International Small-Cap Equity Fund		Social Choice International Equity Fund
		October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
OPERATIONS
Net investment income (loss)		$30,492,326	$25,738,523	$20,402,002	$8,545,250
Net realized gain (loss) on total investments		220,394,014	(39,133,571)	11,576,075	(5,012,492)
Net change in unrealized appreciation (depreciation) on total investments		106,477,374	(19,350,590)	165,995,801	(14,235,252)
Net increase (decrease) in net assets from operations		357,363,714	(32,745,638)	197,973,878	(10,702,494)
DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(1,268,142)	(1,872,151)	(6,126,216)	(3,507,089)
	Advisor Class	(1,574)	(2,853)	(20,438)	(20,514)
	Premier Class	(1,472)	(2,446)	(7,327)	(29,235)
	Retirement Class	(70,771)	(118,259)	(2,794,652)	(1,001,947)
	Retail Class	(14,355)	(25,424)	(158,750)	(91,457)
	Class W	(27,780,465)	(37,081,313)	–	–
Total distributions		(29,136,779)	(39,102,446)	(9,107,383)	(4,650,242)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	23,096,217	10,480,650	150,759,120	224,647,331
	Advisor Class	–	231	1,028,850	730,537
	Premier Class	–	–	376,232	647,366
	Retirement Class	1,552,842	1,533,686	157,333,490	110,700,131
	Retail Class	217,740	245,187	11,860,819	12,581,394
	Class W	346,760,366	165,819,466	–	–
Reinvestments of distributions:	Institutional Class	1,267,923	1,871,799	3,943,381	2,250,257
	Advisor Class	–	309	18,561	18,562
	Premier Class	–	–	4,242	26,389
	Retirement Class	70,739	118,204	2,794,500	1,001,803
	Retail Class	14,221	25,228	155,211	88,589
	Class W	27,780,465	37,081,313	–	–
Redemptions:	Institutional Class	(8,313,017)	(9,291,666)	(56,774,439)	(74,125,046)
	Advisor Class	–	(9,034)	(146,523)	(653,773)
	Premier Class	–	–	(216,406)	(1,813,228)
	Retirement Class	(1,369,442)	(1,128,212)	(451,363)	(445,256)
	Retail Class	(105,920)	(298,904)	(4,529,964)	(8,656,307)
	Class W	(121,608,379)	(139,420,278)	–	–
Net increase (decrease) from shareholder transactions		269,363,755	67,027,979	266,155,711	266,998,749
Net increase (decrease) in net assets		597,590,690	(4,820,105)	455,022,206	251,646,013
NET ASSETS
Beginning of period		981,482,389	986,302,494	513,436,802	261,790,789
End of period		$1,579,073,079	$981,482,389	$968,459,008	$513,436,802

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	1,918,136	1,206,969	11,540,221	22,570,611
	Advisor Class	–	28	79,864	69,911
	Premier Class	–	–	29,335	57,224
	Retirement Class	134,319	155,410	12,128,287	10,368,114
	Retail Class	18,209	26,451	919,767	1,229,278
	Class W	28,537,923	19,154,003	–	–
Shares reinvested:	Institutional Class	121,332	182,082	328,889	201,817
	Advisor Class	–	30	1,548	1,665
	Premier Class	–	–	353	2,364
	Retirement Class	6,769	11,487	233,654	90,009
	Retail Class	1,357	2,445	12,967	7,959
	Class W	2,655,876	3,607,132	–	–
Shares redeemed:	Institutional Class	(738,954)	(1,009,016)	(4,376,717)	(7,253,505)
	Advisor Class	–	(946)	(11,594)	(61,397)
	Premier Class	–	–	(16,300)	(174,262)
	Retirement Class	(116,343)	(122,689)	(36,699)	(45,350)
	Retail Class	(9,005)	(31,081)	(348,385)	(813,954)
	Class W	(10,541,298)	(14,704,387)	–	–
Net increase (decrease) from shareholder transactions		21,988,321	8,477,918	20,485,190	26,250,484

84	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

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TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	85

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period
GROWTH & INCOME FUND
Institutional Class:	10/31/21		$15.16	$0.14		$5.97	$6.11	$(0.16)	$(1.04)	$(1.20)	$20.07
	10/31/20		14.63	0.17		1.33	1.50	(0.21)	(0.76)	(0.97)	15.16
	10/31/19		14.44	0.21		1.20	1.41	(0.18)	(1.04)	(1.22)	14.63
	10/31/18		14.34	0.17		0.62	0.79	(0.15)	(0.54)	(0.69)	14.44
	10/31/17		11.76	0.15		2.80	2.95	(0.16)	(0.21)	(0.37)	14.34
Advisor Class:	10/31/21		15.17	0.12		5.99	6.11	(0.15)	(1.04)	(1.19)	20.09
	10/31/20		14.64	0.15		1.33	1.48	(0.19)	(0.76)	(0.95)	15.17
	10/31/19		14.45	0.20		1.19	1.39	(0.16)	(1.04)	(1.20)	14.64
	10/31/18		14.34	0.15		0.64	0.79	(0.14)	(0.54)	(0.68)	14.45
	10/31/17		11.77	0.13		2.80	2.93	(0.15)	(0.21)	(0.36)	14.34
Premier Class:	10/31/21		15.19	0.11		5.99	6.10	(0.14)	(1.04)	(1.18)	20.11
	10/31/20		14.65	0.15		1.33	1.48	(0.18)	(0.76)	(0.94)	15.19
	10/31/19		14.45	0.19		1.20	1.39	(0.15)	(1.04)	(1.19)	14.65
	10/31/18		14.35	0.14		0.63	0.77	(0.13)	(0.54)	(0.67)	14.45
	10/31/17		11.77	0.13		2.80	2.93	(0.14)	(0.21)	(0.35)	14.35
Retirement Class:	10/31/21		15.47	0.09		6.11	6.20	(0.12)	(1.04)	(1.16)	20.51
	10/31/20		14.91	0.13		1.36	1.49	(0.17)	(0.76)	(0.93)	15.47
	10/31/19		14.69	0.18		1.22	1.40	(0.14)	(1.04)	(1.18)	14.91
	10/31/18		14.57	0.13		0.64	0.77	(0.11)	(0.54)	(0.65)	14.69
	10/31/17		11.95	0.12		2.84	2.96	(0.13)	(0.21)	(0.34)	14.57
Retail Class:	10/31/21		21.14	0.12		8.46	8.58	(0.09)	(1.04)	(1.13)	28.59
	10/31/20		20.02	0.17		1.86	2.03	(0.15)	(0.76)	(0.91)	21.14
	10/31/19		19.30	0.23		1.65	1.88	(0.12)	(1.04)	(1.16)	20.02
	10/31/18		18.94	0.16		0.83	0.99	(0.09)	(0.54)	(0.63)	19.30
	10/31/17		15.43	0.15		3.68	3.83	(0.11)	(0.21)	(0.32)	18.94
Class W:	10/31/21		15.16	0.21		5.98	6.19	(0.24)	(1.04)	(1.28)	20.07
	10/31/20		14.64	0.22		1.32	1.54	(0.26)	(0.76)	(1.02)	15.16
	10/31/19		14.45	0.27		1.19	1.46	(0.23)	(1.04)	(1.27)	14.64
	10/31/18	†	15.93	0.01		(1.49)	(1.48)	–	–	–	14.45

86	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

					Ratios and supplemental data
							Ratios to average net assets
				Total									Net investment
	For the			return									income (loss)
	period			excluding	Net assets at						Net		excluding		Portfolio
	or year		Total	payment from	end of period		Gross		Net		investment		payment from		turnover
	ended		return	affiliates [u]	(in thousands	)	expenses		expenses		income (loss	)	affiliates	[u]	rate
GROWTH & INCOME FUND
Institutional Class:	10/31/21		42.33%	42.31%	$1,988,937		0.40%		0.40%		0.77%		0.76%		61%[f]
	10/31/20		10.81	10.80	1,126,795		0.40		0.40		1.15		1.13		64
	10/31/19		10.94	10.93	1,409,853		0.41		0.40		1.51		1.50		68
	10/31/18		5.61	5.60	1,688,858		0.40		0.40		1.11		1.11		59
	10/31/17		25.52	25.51	4,794,249		0.41		0.41		1.16		1.16		76
Advisor Class:	10/31/21		42.23	42.21	3,428		0.50		0.50		0.66		0.65		61	[f]
	10/31/20		10.70	10.69	2,701		0.49		0.49		1.04		1.02		64
	10/31/19		10.83	10.82	2,075		0.51		0.50		1.44		1.43		68
	10/31/18		5.56	5.55	437		0.50		0.50		0.98		0.97		59
	10/31/17		25.32	25.31	422		0.54		0.54		1.00		0.99		76
Premier Class:	10/31/21		42.08	42.06	20,731		0.55		0.55		0.63		0.61		61	[f]
	10/31/20		10.67	10.66	25,805		0.55		0.55		1.03		1.01		64
	10/31/19		10.74	10.73	44,314		0.56		0.55		1.34		1.33		68
	10/31/18		5.52	5.51	132,573		0.55		0.55		0.94		0.93		59
	10/31/17		25.31	25.30	147,754		0.56		0.56		1.03		1.02		76
Retirement Class:	10/31/21		41.96	41.94	577,096		0.65		0.65		0.51		0.50		61	[f]
	10/31/20		10.50	10.49	452,343		0.65		0.65		0.89		0.88		64
	10/31/19		10.67	10.66	497,202		0.66		0.65		1.27		1.26		68
	10/31/18		5.39	5.38	553,819		0.65		0.65		0.83		0.83		59
	10/31/17		25.14	25.13	609,643		0.66		0.66		0.92		0.91		76
Retail Class:	10/31/21		41.97	41.95	1,664,005		0.69		0.69		0.48		0.46		61	[f]
	10/31/20		10.50	10.49	1,212,620		0.69		0.69		0.85		0.83		64
	10/31/19		10.60	10.59	1,199,088		0.70		0.69		1.23		1.23		68
	10/31/18		5.32	5.31	1,162,488		0.69		0.69		0.79		0.79		59
	10/31/17		25.11	25.10	1,164,448		0.70		0.70		0.87		0.86		76
Class W:	10/31/21		42.93	42.91	2,739,781		0.40		0.00		1.17		1.16		61	[f]
	10/31/20		11.21	11.20	2,914,760		0.40		0.00		1.53		1.52		64
	10/31/19		11.39	11.38	3,363,807		0.41		0.00		1.93		1.92		68
	10/31/18	†	(9.29)[b]	(9.29)[b]	3,027,314		0.41	[c]	0.00	[c]	0.95	[c]	0.95	[c]	59

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	87

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period
LARGE-CAP GROWTH FUND
Institutional Class:	10/31/21		$27.14	$0.02		$8.17	$8.19	$(0.11)	$(8.31)	$(8.42)	$26.91
	10/31/20		21.43	0.08		6.59	6.67	(0.09)	(0.87)	(0.96)	27.14
	10/31/19		21.42	0.11		2.37	2.48	(0.12)	(2.35)	(2.47)	21.43
	10/31/18		20.08	0.12		2.08	2.20	(0.10)	(0.76)	(0.86)	21.42
	10/31/17		15.70	0.11		4.55	4.66	(0.09)	(0.19)	(0.28)	20.08
Advisor Class:	10/31/21		27.12	0.00	[d]	8.17	8.17	(0.10)	(8.31)	(8.41)	26.88
	10/31/20		21.41	0.06		6.59	6.65	(0.07)	(0.87)	(0.94)	27.12
	10/31/19		21.40	0.10		2.37	2.47	(0.11)	(2.35)	(2.46)	21.41
	10/31/18		20.06	0.06		2.11	2.17	(0.07)	(0.76)	(0.83)	21.40
	10/31/17		15.70	0.06		4.58	4.64	(0.09)	(0.19)	(0.28)	20.06
Premier Class:	10/31/21		27.10	(0.01)		8.16	8.15	(0.06)	(8.31)	(8.37)	26.88
	10/31/20		21.40	0.05		6.58	6.63	(0.06)	(0.87)	(0.93)	27.10
	10/31/19		21.37	0.08		2.37	2.45	(0.07)	(2.35)	(2.42)	21.40
	10/31/18		20.04	0.08		2.08	2.16	(0.07)	(0.76)	(0.83)	21.37
	10/31/17		15.67	0.08		4.55	4.63	(0.07)	(0.19)	(0.26)	20.04
Retirement Class:	10/31/21		26.93	(0.04)		8.10	8.06	(0.05)	(8.31)	(8.36)	26.63
	10/31/20		21.27	0.02		6.54	6.56	(0.03)	(0.87)	(0.90)	26.93
	10/31/19		21.27	0.06		2.36	2.42	(0.07)	(2.35)	(2.42)	21.27
	10/31/18		19.94	0.05		2.08	2.13	(0.04)	(0.76)	(0.80)	21.27
	10/31/17		15.58	0.06		4.53	4.59	(0.04)	(0.19)	(0.23)	19.94
Retail Class:	10/31/21		27.03	(0.05)		8.14	8.09	(0.04)	(8.31)	(8.35)	26.77
	10/31/20		21.34	0.01		6.57	6.58	(0.02)	(0.87)	(0.89)	27.03
	10/31/19		21.33	0.05		2.36	2.41	(0.05)	(2.35)	(2.40)	21.34
	10/31/18		20.00	0.05		2.08	2.13	(0.04)	(0.76)	(0.80)	21.33
	10/31/17		15.63	0.05		4.55	4.60	(0.04)	(0.19)	(0.23)	20.00
Class W:	10/31/21		27.24	0.12		8.19	8.31	(0.24)	(8.31)	(8.55)	27.00
	10/31/20		21.50	0.18		6.61	6.79	(0.18)	(0.87)	(1.05)	27.24
	10/31/19		21.43	0.19		2.37	2.56	(0.14)	(2.35)	(2.49)	21.50
	10/31/18	†	23.77	0.01		(2.35)	(2.34)	–	–	–	21.43

88	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
				Total								Net investment
	For the			return								income (loss)
	period			excluding	Net assets at						Net	excluding	Portfolio
	or year		Total	payment from	end of period		Gross		Net		investment	payment from	turnover
	ended		return	affiliates [u]	(in thousands	)	expenses		expenses		income (loss )	affiliates [u]	rate
LARGE-CAP GROWTH FUND
Institutional Class:	10/31/21		37.36%	37.34%	$2,055,310		0.40%		0.40%		0.09%	0.07%	47%
	10/31/20		32.43	32.42	1,606,751		0.41		0.40		0.34	0.32	143
	10/31/19		13.60	13.59	1,333,235		0.42		0.41		0.54	0.53	97
	10/31/18		11.30	11.29	1,122,258		0.41		0.41		0.55	0.55	90
	10/31/17		30.19	30.18	3,589,896		0.43		0.43		0.60	0.60	94
Advisor Class:	10/31/21		37.25	37.23	5,462		0.48		0.48		0.02	0.00	47
	10/31/20		32.33	32.32	4,820		0.48		0.48		0.24	0.23	143
	10/31/19		13.55	13.54	2,995		0.50		0.50		0.48	0.47	97
	10/31/18		11.19	11.18	7,303		0.52		0.52		0.26	0.26	90
	10/31/17		30.02	30.01	2,129		0.65		0.58		0.37	0.36	94
Premier Class:	10/31/21		37.18	37.16	15,987		0.55		0.55		(0.06)	(0.07)	47
	10/31/20		32.22	32.21	14,407		0.56		0.55		0.22	0.21	143
	10/31/19		13.45	13.44	19,839		0.57		0.56		0.39	0.38	97
	10/31/18		11.11	11.10	19,249		0.57		0.57		0.38	0.38	90
	10/31/17		30.00	29.99	44,550		0.58		0.58		0.47	0.46	94
Retirement Class:	10/31/21		36.99	36.97	477,945		0.65		0.65		(0.16)	(0.17)	47
	10/31/20		32.08	32.07	395,851		0.66		0.65		0.08	0.07	143
	10/31/19		13.35	13.34	309,694		0.66		0.66		0.30	0.29	97
	10/31/18		11.03	11.02	343,094		0.67		0.67		0.25	0.25	90
	10/31/17		29.83	29.82	229,758		0.72		0.72		0.34	0.33	94
Retail Class:	10/31/21		36.96	36.94	1,476,126		0.69		0.69		(0.20)	(0.22)	47
	10/31/20		32.05	32.04	1,127,972		0.70		0.70		0.04	0.03	143
	10/31/19		13.25	13.24	991,814		0.71		0.71		0.24	0.24	97
	10/31/18		10.97	10.96	986,875		0.72		0.72		0.22	0.21	90
	10/31/17		29.84	29.83	943,267		0.75		0.75		0.26	0.26	94
Class W:	10/31/21		37.86	37.84	3,158,816		0.40		0.00		0.49	0.48	47
	10/31/20		32.94	32.93	2,942,406		0.41		0.00		0.75	0.73	143
	10/31/19		14.11	14.10	3,050,002		0.41		0.00		0.95	0.94	97
	10/31/18	†	(9.84)[b]	(9.84)[b]	2,671,086		0.42	[c]	0.00	[c]	0.42 [c]	0.41 [c]	90

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	89

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period
LARGE-CAP VALUE FUND
Institutional Class:	10/31/21		$16.01	$0.28		$ 7.20	$ 7.48	$(0.35)	$ –	$(0.35)	$23.14
	10/31/20		17.68	0.33		(1.62)	(1.29)	(0.38)	–	(0.38)	16.01
	10/31/19		17.98	0.34		1.23	1.57	(0.34)	(1.53)	(1.87)	17.68
	10/31/18		19.56	0.33		(0.64)	(0.31)	(0.28)	(0.99)	(1.27)	17.98
	10/31/17		17.31	0.30		2.73	3.03	(0.33)	(0.45)	(0.78)	19.56
Advisor Class:	10/31/21		15.99	0.26		7.21	7.47	(0.34)	–	(0.34)	23.12
	10/31/20		17.67	0.31		(1.61)	(1.30)	(0.38)	–	(0.38)	15.99
	10/31/19		17.97	0.33		1.23	1.56	(0.33)	(1.53)	(1.86)	17.67
	10/31/18		19.54	0.32		(0.63)	(0.31)	(0.27)	(0.99)	(1.26)	17.97
	10/31/17		17.31	0.28		2.72	3.00	(0.32)	(0.45)	(0.77)	19.54
Premier Class:	10/31/21		15.97	0.24		7.19	7.43	(0.32)	–	(0.32)	23.08
	10/31/20		17.63	0.31		(1.62)	(1.31)	(0.35)	–	(0.35)	15.97
	10/31/19		17.92	0.32		1.22	1.54	(0.30)	(1.53)	(1.83)	17.63
	10/31/18		19.50	0.30		(0.64)	(0.34)	(0.25)	(0.99)	(1.24)	17.92
	10/31/17		17.26	0.27		2.72	2.99	(0.30)	(0.45)	(0.75)	19.50
Retirement Class:	10/31/21		15.93	0.22		7.19	7.41	(0.31)	–	(0.31)	23.03
	10/31/20		17.60	0.29		(1.63)	(1.34)	(0.33)	–	(0.33)	15.93
	10/31/19		17.88	0.30		1.23	1.53	(0.28)	(1.53)	(1.81)	17.60
	10/31/18		19.46	0.28		(0.64)	(0.36)	(0.23)	(0.99)	(1.22)	17.88
	10/31/17		17.23	0.25		2.71	2.96	(0.28)	(0.45)	(0.73)	19.46
Retail Class:	10/31/21		15.23	0.20		6.86	7.06	(0.30)	–	(0.30)	21.99
	10/31/20		16.84	0.26		(1.54)	(1.28)	(0.33)	–	(0.33)	15.23
	10/31/19		17.22	0.28		1.17	1.45	(0.30)	(1.53)	(1.83)	16.84
	10/31/18		18.78	0.26		(0.61)	(0.35)	(0.22)	(0.99)	(1.21)	17.22
	10/31/17		16.66	0.23		2.61	2.84	(0.27)	(0.45)	(0.72)	18.78
Class W:	10/31/21		16.07	0.36		7.22	7.58	(0.43)	–	(0.43)	23.22
	10/31/20		17.74	0.39		(1.61)	(1.22)	(0.45)	–	(0.45)	16.07
	10/31/19		17.98	0.40		1.25	1.65	(0.36)	(1.53)	(1.89)	17.74
	10/31/18	†	19.54	0.02		(1.58)	(1.56)	–	–	–	17.98

90	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
				Total									Net investment
	For the			return									income (loss)
	period			excluding	Net assets at						Net		excluding		Portfolio
	or year		Total	payment from	end of period		Gross		Net		investment		payment from		turnover
	ended		return	affiliates [u]	(in thousands	)	expenses		expenses		income (loss	)	affiliates	[u]	rate
LARGE-CAP VALUE FUND
Institutional Class:	10/31/21		47.32%	47.30%	$1,898,837		0.41%		0.40%		1.32%		1.31%		14%
	10/31/20		(7.51)	(7.52)	1,467,747		0.41		0.40		1.98		1.97		26
	10/31/19		10.23	10.22	1,922,604		0.41		0.39		2.06		2.05		79
	10/31/18		(1.84)	(1.85)	2,427,959		0.40		0.40		1.73		1.73		53
	10/31/17		17.77	17.76	5,558,748		0.40		0.40		1.59		1.58		53
Advisor Class:	10/31/21		47.30	47.28	520		0.48		0.48		1.23		1.22		14
	10/31/20		(7.60)	(7.61)	257		0.47		0.46		1.91		1.89		26
	10/31/19		10.17	10.16	181		0.45		0.43		2.00		1.99		79
	10/31/18		(1.85)	(1.86)	171		0.46		0.45		1.66		1.65		53
	10/31/17		17.64	17.63	182		0.47		0.47		1.51		1.50		53
Premier Class:	10/31/21		47.06	47.04	77,309		0.56		0.55		1.18		1.16		14
	10/31/20		(7.65)	(7.66)	69,391		0.56		0.55		1.85		1.84		26
	10/31/19		10.10	10.09	130,723		0.56		0.54		1.92		1.91		79
	10/31/18		(2.01)	(2.02)	209,131		0.55		0.55		1.56		1.56		53
	10/31/17		17.59	17.58	291,951		0.55		0.55		1.46		1.45		53
Retirement Class:	10/31/21		47.01	46.99	521,413		0.66		0.65		1.08		1.06		14
	10/31/20		(7.80)	(7.81)	423,110		0.66		0.65		1.73		1.72		26
	10/31/19		10.03	10.02	579,719		0.66		0.64		1.82		1.81		79
	10/31/18		(2.11)	(2.12)	750,194		0.65		0.65		1.46		1.46		53
	10/31/17		17.46	17.45	1,007,357		0.65		0.65		1.35		1.34		53
Retail Class:	10/31/21		46.88	46.86	155,733		0.72		0.71		1.01		0.99		14
	10/31/20		(7.81)	(7.82)	108,093		0.73		0.72		1.67		1.65		26
	10/31/19		9.92	9.91	132,317		0.72		0.70		1.75		1.74		79
	10/31/18		(2.13)	(2.14)	130,587		0.71		0.70		1.41		1.40		53
	10/31/17		17.35	17.34	147,343		0.72		0.71		1.29		1.28		53
Class W:	10/31/21		47.95	47.93	2,858,782		0.41		0.00		1.73		1.72		14
	10/31/20		(7.19)	(7.20)	2,698,308		0.41		0.00		2.37		2.36		26
	10/31/19		10.66	10.65	2,900,604		0.41		0.00		2.43		2.43		79
	10/31/18	†	(7.93)[b]	(7.93)[b]	2,706,272		0.41	[c]	0.00	[c]	1.56	[c]	1.56	[c]	53

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	91

Financial highlights

TIAA-CREF Funds

		Selected per share data
			Gain (loss) from investment operations
					Net realized					Net
	For the	Net asset	Net		and unrealized	Total gain	Less distributions from		Total	asset
	period	value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year	beginning	income		on total	investment	investment	realized	and	end of
	ended	of period	(loss	)[a]	investments	operations	income	gains	distributions	period
MID-CAP GROWTH FUND
Institutional Class:	10/31/21	$25.15	$(0.06)		$8.91	$8.85	$ –	$(3.18)	$(3.18)	$30.82
	10/31/20	22.21	0.00	[d]	5.32	5.32	(0.04)	(2.34)	(2.38)	25.15
	10/31/19	22.29	0.04		2.90	2.94	(0.08)	(2.94)	(3.02)	22.21
	10/31/18	24.00	0.09		0.46	0.55	(0.13)	(2.13)	(2.26)	22.29
	10/31/17	19.07	0.14		4.89	5.03	(0.10)	–	(0.10)	24.00
Advisor Class:	10/31/21	25.14	(0.07)		8.90	8.83	–	(3.18)	(3.18)	30.79
	10/31/20	22.20	(0.08)		5.39	5.31	(0.03)	(2.34)	(2.37)	25.14
	10/31/19	22.28	0.03		2.90	2.93	(0.07)	(2.94)	(3.01)	22.20
	10/31/18	23.99	0.08		0.45	0.53	(0.11)	(2.13)	(2.24)	22.28
	10/31/17	19.07	0.12		4.90	5.02	(0.10)	–	(0.10)	23.99
Premier Class:	10/31/21	24.96	(0.10)		8.83	8.73	–	(3.18)	(3.18)	30.51
	10/31/20	22.05	(0.03)		5.28	5.25	0.00 [d]	(2.34)	(2.34)	24.96
	10/31/19	22.14	0.01		2.89	2.90	(0.05)	(2.94)	(2.99)	22.05
	10/31/18	23.85	0.05		0.46	0.51	(0.09)	(2.13)	(2.22)	22.14
	10/31/17	18.95	0.11		4.86	4.97	(0.07)	–	(0.07)	23.85
Retirement Class:	10/31/21	24.21	(0.13)		8.54	8.41	–	(3.18)	(3.18)	29.44
	10/31/20	21.47	(0.06)		5.14	5.08	–	(2.34)	(2.34)	24.21
	10/31/19	21.63	(0.01)		2.81	2.80	(0.02)	(2.94)	(2.96)	21.47
	10/31/18	23.35	0.03		0.45	0.48	(0.07)	(2.13)	(2.20)	21.63
	10/31/17	18.55	0.08		4.77	4.85	(0.05)	–	(0.05)	23.35
Retail Class:	10/31/21	24.15	(0.14)		8.53	8.39	–	(3.18)	(3.18)	29.36
	10/31/20	21.44	(0.07)		5.12	5.05	–	(2.34)	(2.34)	24.15
	10/31/19	21.60	(0.02)		2.81	2.79	(0.01)	(2.94)	(2.95)	21.44
	10/31/18	23.32	0.01		0.46	0.47	(0.06)	(2.13)	(2.19)	21.60
	10/31/17	18.53	0.06		4.77	4.83	(0.04)	–	(0.04)	23.32

92	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
			Total							Net investment
	For the		return							income (loss)
	period		excluding		Net assets at				Net	excluding	Portfolio
	or year	Total	payment from		end of period		Gross	Net	investment	payment from	turnover
	ended	return	affiliates	[u]	(in thousands	)	expenses	expenses	income (loss )	affiliates [u]	rate
MID-CAP GROWTH FUND
Institutional Class:	10/31/21	37.33%	37.31%		$1,113,795		0.46%	0.46%	(0.20)%	(0.22)%	76%
	10/31/20	26.16	26.15		721,712		0.48	0.48	(0.02)	(0.03)	107
	10/31/19	15.93	15.92		761,182		0.48	0.48	0.20	0.19	81
	10/31/18	2.29	2.28		759,278		0.47	0.47	0.37	0.37	70
	10/31/17	26.48	26.47		912,465		0.47	0.47	0.63	0.62	71
Advisor Class:	10/31/21	37.26	37.24		7,557		0.50	0.50	(0.24)	(0.26)	76
	10/31/20	26.09	26.08		5,113		0.56	0.56	(0.32)	(0.33)	107
	10/31/19	15.87	15.86		214		0.54	0.54	0.14	0.13	81
	10/31/18	2.22	2.21		160		0.52	0.52	0.32	0.31	70
	10/31/17	26.41	26.40		160		0.54	0.54	0.55	0.54	71
Premier Class:	10/31/21	37.11	37.09		60,298		0.61	0.61	(0.35)	(0.37)	76
	10/31/20	26.03	26.02		39,582		0.63	0.63	(0.16)	(0.17)	107
	10/31/19	15.70	15.69		52,210		0.63	0.63	0.06	0.05	81
	10/31/18	2.13	2.12		71,504		0.62	0.62	0.22	0.22	70
	10/31/17	26.30	26.29		94,517		0.62	0.62	0.50	0.49	71
Retirement Class:	10/31/21	36.93	36.91		524,637		0.71	0.71	(0.46)	(0.47)	76
	10/31/20	25.91	25.90		375,489		0.73	0.73	(0.28)	(0.29)	107
	10/31/19	15.61	15.60		350,839		0.73	0.73	(0.05)	(0.06)	81
	10/31/18	2.04	2.03		352,638		0.72	0.72	0.12	0.11	70
	10/31/17	26.20	26.19		401,947		0.72	0.72	0.39	0.38	71
Retail Class:	10/31/21	36.93	36.91		297,057		0.75	0.75	(0.50)	(0.52)	76
	10/31/20	25.80	25.79		225,291		0.78	0.78	(0.33)	(0.35)	107
	10/31/19	15.56	15.55		198,852		0.78	0.78	(0.10)	(0.11)	81
	10/31/18	1.99	1.98		179,846		0.77	0.77	0.06	0.05	70
	10/31/17	26.10	26.09		181,568		0.80	0.80	0.30	0.29	71

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	93

Financial highlights

TIAA-CREF Funds

		Selected per share data
			Gain (loss) from investment operations
					Net realized					Net
	For the	Net asset	Net		and unrealized	Total gain	Less distributions from		Total	asset
	period	value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year	beginning	income		on total	investment	investment	realized	and	end of
	ended	of period	(loss	)[a]	investments	operations	income	gains	distributions	period
MID-CAP VALUE FUND
Institutional Class:	10/31/21	$14.40	$0.21		$ 6.92	$ 7.13	$(0.30)	$ –	$(0.30)	$21.23
	10/31/20	20.40	0.23		(2.47)	(2.24)	(0.44)	(3.32)	(3.76)	14.40
	10/31/19	22.30	0.43		0.87	1.30	(0.41)	(2.79)	(3.20)	20.40
	10/31/18	24.81	0.39		(0.83)	(0.44)	(0.40)	(1.67)	(2.07)	22.30
	10/31/17	22.16	0.37		3.34	3.71	(0.41)	(0.65)	(1.06)	24.81
Advisor Class:	10/31/21	14.38	0.20		6.90	7.10	(0.28)	–	(0.28)	21.20
	10/31/20	20.37	0.23		(2.47)	(2.24)	(0.43)	(3.32)	(3.75)	14.38
	10/31/19	22.28	0.43		0.84	1.27	(0.39)	(2.79)	(3.18)	20.37
	10/31/18	24.77	0.36		(0.81)	(0.45)	(0.37)	(1.67)	(2.04)	22.28
	10/31/17	22.15	0.32		3.35	3.67	(0.40)	(0.65)	(1.05)	24.77
Premier Class:	10/31/21	14.37	0.18		6.90	7.08	(0.27)	–	(0.27)	21.18
	10/31/20	20.34	0.21		(2.46)	(2.25)	(0.40)	(3.32)	(3.72)	14.37
	10/31/19	22.24	0.39		0.86	1.25	(0.36)	(2.79)	(3.15)	20.34
	10/31/18	24.73	0.35		(0.81)	(0.46)	(0.36)	(1.67)	(2.03)	22.24
	10/31/17	22.10	0.34		3.31	3.65	(0.37)	(0.65)	(1.02)	24.73
Retirement Class:	10/31/21	14.28	0.16		6.86	7.02	(0.26)	–	(0.26)	21.04
	10/31/20	20.24	0.20		(2.45)	(2.25)	(0.39)	(3.32)	(3.71)	14.28
	10/31/19	22.14	0.38		0.85	1.23	(0.34)	(2.79)	(3.13)	20.24
	10/31/18	24.63	0.32		(0.81)	(0.49)	(0.33)	(1.67)	(2.00)	22.14
	10/31/17	22.01	0.31		3.31	3.62	(0.35)	(0.65)	(1.00)	24.63
Retail Class:	10/31/21	13.86	0.15		6.66	6.81	(0.25)	–	(0.25)	20.42
	10/31/20	19.76	0.18		(2.38)	(2.20)	(0.38)	(3.32)	(3.70)	13.86
	10/31/19	21.70	0.36		0.83	1.19	(0.34)	(2.79)	(3.13)	19.76
	10/31/18	24.19	0.31		(0.81)	(0.50)	(0.32)	(1.67)	(1.99)	21.70
	10/31/17	21.63	0.29		3.26	3.55	(0.34)	(0.65)	(0.99)	24.19

94	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

				Ratios and supplemental data
						Ratios to average net assets
			Total						Net investment
	For the		return						income (loss)
	period		excluding	Net assets at				Net	excluding		Portfolio
	or year	Total	payment from	end of period		Gross	Net	investment	payment from		turnover
	ended	return	affiliates [u]	(in thousands	)	expenses	expenses	income (loss)	affiliates	[u]	rate
MID-CAP VALUE FUND
Institutional Class:	10/31/21	50.13%	50.11%	$1,291,813		0.45%	0.44%	1.11%	1.09%		80%
	10/31/20	(14.12)	(14.14)	1,045,293		0.46	0.43	1.47	1.46		143
	10/31/19	7.32	7.31	1,881,808		0.44	0.40	2.17	2.16		81
	10/31/18	(2.12)	(2.13)	2,312,195		0.42	0.39	1.62	1.62		25
	10/31/17	17.03	17.03	2,926,270		0.41	0.39	1.57	1.56		26
Advisor Class:	10/31/21	49.96	49.94	416		0.54	0.54	1.05	1.03		80
	10/31/20	(14.17)	(14.18)	446		0.55	0.53	1.45	1.44		143
	10/31/19	7.18	7.17	879		0.54	0.49	2.22	2.21		81
	10/31/18	(2.17)	(2.18)	372		0.51	0.48	1.53	1.52		25
	10/31/17	16.87	16.87	330		0.56	0.53	1.35	1.35		26
Premier Class:	10/31/21	49.84	49.82	73,331		0.60	0.59	0.95	0.94		80
	10/31/20	(14.20)	(14.22)	68,187		0.61	0.58	1.36	1.34		143
	10/31/19	7.11	7.10	124,254		0.59	0.55	1.98	1.97		81
	10/31/18	(2.21)	(2.22)	207,370		0.57	0.54	1.46	1.45		25
	10/31/17	16.81	16.81	320,095		0.56	0.54	1.42	1.41		26
Retirement Class:	10/31/21	49.70	49.68	589,412		0.70	0.69	0.86	0.84		80
	10/31/20	(14.29)	(14.31)	413,497		0.71	0.68	1.29	1.27		143
	10/31/19	7.01	7.00	590,795		0.69	0.65	1.92	1.91		81
	10/31/18	(2.33)	(2.34)	716,431		0.67	0.64	1.37	1.36		25
	10/31/17	16.73	16.73	978,517		0.66	0.64	1.30	1.30		26
Retail Class:	10/31/21	49.65	49.63	224,262		0.76	0.75	0.80	0.78		80
	10/31/20	(14.37)	(14.39)	168,504		0.78	0.76	1.21	1.19		143
	10/31/19	6.96	6.95	230,989		0.74	0.70	1.89	1.88		81
	10/31/18	(2.40)	(2.41)	243,079		0.72	0.69	1.32	1.31		25
	10/31/17	16.70	16.70	286,550		0.71	0.68	1.25	1.25		26

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	95

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and unrealized	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period
QUANT SMALL-CAP EQUITY FUND
Institutional Class:	10/31/21		$14.40	$0.10		$ 8.80	$ 8.90	$ (0.12)	$ –	$ (0.12)	$ 23.18
	10/31/20		16.59	0.09		(1.38)	(1.29)	(0.18)	(0.72)	(0.90)	14.40
	10/31/19		18.77	0.16		0.55	0.71	(0.14)	(2.75)	(2.89)	16.59
	10/31/18		20.69	0.14		0.06	0.20	(0.16)	(1.96)	(2.12)	18.77
	10/31/17		16.64	0.16		4.53	4.69	(0.17)	(0.47)	(0.64)	20.69
Advisor Class:	10/31/21		14.39	0.08		8.80	8.88	(0.10)	–	(0.10)	23.17
	10/31/20		16.56	0.08		(1.38)	(1.30)	(0.15)	(0.72)	(0.87)	14.39
	10/31/19		18.75	0.15		0.53	0.68	(0.12)	(2.75)	(2.87)	16.56
	10/31/18		20.67	0.11		0.08	0.19	(0.15)	(1.96)	(2.11)	18.75
	10/31/17		16.63	0.13		4.55	4.68	(0.17)	(0.47)	(0.64)	20.67
Premier Class:	10/31/21		14.30	0.07		8.73	8.80	(0.09)	–	(0.09)	23.01
	10/31/20		16.47	0.07		(1.37)	(1.30)	(0.15)	(0.72)	(0.87)	14.30
	10/31/19		18.64	0.14		0.54	0.68	(0.10)	(2.75)	(2.85)	16.47
	10/31/18		20.57	0.10		0.06	0.16	(0.13)	(1.96)	(2.09)	18.64
	10/31/17		16.54	0.13		4.52	4.65	(0.15)	(0.47)	(0.62)	20.57
Retirement Class:	10/31/21		13.94	0.04		8.53	8.57	(0.08)	–	(0.08)	22.43
	10/31/20		16.08	0.06		(1.35)	(1.29)	(0.13)	(0.72)	(0.85)	13.94
	10/31/19		18.27	0.12		0.52	0.64	(0.08)	(2.75)	(2.83)	16.08
	10/31/18		20.20	0.08		0.06	0.14	(0.11)	(1.96)	(2.07)	18.27
	10/31/17		16.26	0.11		4.43	4.54	(0.13)	(0.47)	(0.60)	20.20
Retail Class:	10/31/21		13.75	0.04		8.41	8.45	(0.08)	–	(0.08)	22.12
	10/31/20		15.87	0.05		(1.32)	(1.27)	(0.13)	(0.72)	(0.85)	13.75
	10/31/19		18.08	0.12		0.50	0.62	(0.08)	(2.75)	(2.83)	15.87
	10/31/18		20.00	0.07		0.07	0.14	(0.10)	(1.96)	(2.06)	18.08
	10/31/17		16.11	0.10		4.39	4.49	(0.13)	(0.47)	(0.60)	20.00
Class W:	10/31/21		14.43	0.19		8.81	9.00	(0.18)	–	(0.18)	23.25
	10/31/20		16.64	0.14		(1.37)	(1.23)	(0.26)	(0.72)	(0.98)	14.43
	10/31/19		18.77	0.23		0.55	0.78	(0.16)	(2.75)	(2.91)	16.64
	10/31/18	†	20.86	0.00	[d]	(2.09)	(2.09)	–	–	–	18.77

96	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

				Ratios and supplemental data
	For the period			Net assets at		Ratios to average net assets					Portfolio
	or year ended		Total return	end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss )	turnover rate
QUANT SMALL-CAP EQUITY FUND
Institutional Class:	10/31/21		62.02%	$ 1,554,570		0.41%		0.41%		0.49%	64%[f]
	10/31/20		(8.35)	1,150,062		0.43		0.40		0.65	93
	10/31/19		5.34	1,482,549		0.42		0.39		1.01	98
	10/31/18		0.85	1,728,014		0.41		0.40		0.68	87
	10/31/17		28.64	2,804,889		0.41		0.41		0.82	81
Advisor Class:	10/31/21		61.95	781		0.48		0.47		0.40	64	[f]
	10/31/20		(8.46)	464		0.50		0.48		0.58	93
	10/31/19		5.25	757		0.52		0.50		0.89	98
	10/31/18		0.84	2,770		0.48		0.47		0.58	87
	10/31/17		28.51	2,611		0.48		0.48		0.70	81
Premier Class:	10/31/21		61.90	80,889		0.56		0.56		0.31	64	[f]
	10/31/20		(8.57)	65,169		0.58		0.55		0.49	93
	10/31/19		5.28	114,749		0.57		0.54		0.85	98
	10/31/18		0.68	152,816		0.56		0.55		0.51	87
	10/31/17		28.46	180,112		0.56		0.56		0.70	81
Retirement Class:	10/31/21		61.64	451,648		0.66		0.66		0.22	64	[f]
	10/31/20		(8.61)	328,265		0.68		0.65		0.40	93
	10/31/19		5.14	440,064		0.67		0.64		0.76	98
	10/31/18		0.60	527,678		0.66		0.65		0.40	87
	10/31/17		28.29	641,915		0.66		0.66		0.58	81
Retail Class:	10/31/21		61.59	157,995		0.72		0.69		0.18	64	[f]
	10/31/20		(8.61)	100,998		0.74		0.67		0.38	93
	10/31/19		5.06	127,462		0.72		0.65		0.74	98
	10/31/18		0.62	146,385		0.71		0.67		0.38	87
	10/31/17		28.19	169,753		0.71		0.71		0.53	81
Class W:	10/31/21		62.73	830,786		0.41		0.00		0.88	64	[f]
	10/31/20		(8.01)	679,638		0.42		0.00		0.98	93
	10/31/19		5.78	778,275		0.42		0.00		1.40	98
	10/31/18	†	(10.02)[b]	794,946		0.41	[c]	0.00	[c]	(0.30)[c]	87

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	97

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and unrealized	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period
QUANT SMALL/MID-CAP EQUITY FUND
Institutional Class:	10/31/21		$ 11.43	$ 0.12		$ 6.96	$ 7.08	$ (0.10)	$ (0.15)	$ (0.25)	$ 18.26
	10/31/20		12.29	0.10		(0.24)	(0.14)	(0.11)	(0.61)	(0.72)	11.43
	10/31/19		12.43	0.11		1.08	1.19	(0.10)	(1.23)	(1.33)	12.29
	10/31/18		12.38	0.13		0.60	0.73	(0.13)	(0.55)	(0.68)	12.43
	10/31/17		9.63	0.10		2.67	2.77	(0.02)	–	(0.02)	12.38
Advisor Class:	10/31/21		11.45	0.10		6.97	7.07	(0.09)	(0.15)	(0.24)	18.28
	10/31/20		12.31	0.08		(0.23)	(0.15)	(0.10)	(0.61)	(0.71)	11.45
	10/31/19		12.44	0.11		1.08	1.19	(0.09)	(1.23)	(1.32)	12.31
	10/31/18		12.37	0.07		0.68	0.75	(0.13)	(0.55)	(0.68)	12.44
	10/31/17		9.62	0.10		2.67	2.77	(0.02)	–	(0.02)	12.37
Premier Class:	10/31/21		11.49	0.09		7.00	7.09	(0.08)	(0.15)	(0.23)	18.35
	10/31/20		12.27	0.08		(0.24)	(0.16)	(0.01)	(0.61)	(0.62)	11.49
	10/31/19		12.41	0.09		1.08	1.17	(0.08)	(1.23)	(1.31)	12.27
	10/31/18		12.36	0.09		0.62	0.71	(0.11)	(0.55)	(0.66)	12.41
	10/31/17		9.62	0.08		2.68	2.76	(0.02)	–	(0.02)	12.36
Retirement Class:	10/31/21		11.38	0.08		6.93	7.01	(0.08)	(0.15)	(0.23)	18.16
	10/31/20		12.24	0.07		(0.24)	(0.17)	(0.08)	(0.61)	(0.69)	11.38
	10/31/19		12.39	0.08		1.07	1.15	(0.07)	(1.23)	(1.30)	12.24
	10/31/18		12.34	0.07		0.63	0.70	(0.10)	(0.55)	(0.65)	12.39
	10/31/17		9.62	0.06		2.68	2.74	(0.02)	–	(0.02)	12.34
Retail Class:	10/31/21		11.36	0.05		6.92	6.97	(0.06)	(0.15)	(0.21)	18.12
	10/31/20		12.21	0.06		(0.23)	(0.17)	(0.07)	(0.61)	(0.68)	11.36
	10/31/19		12.37	0.07		1.06	1.13	(0.06)	(1.23)	(1.29)	12.21
	10/31/18		12.32	0.06		0.63	0.69	(0.09)	(0.55)	(0.64)	12.37
	10/31/17		9.62	0.05		2.66	2.71	(0.01)	–	(0.01)	12.32
Class W:	10/31/21		11.48	0.19		6.99	7.18	(0.15)	(0.15)	(0.30)	18.36
	10/31/20		12.34	0.15		(0.23)	(0.08)	(0.17)	(0.61)	(0.78)	11.48
	10/31/19		12.44	0.17		1.07	1.24	(0.11)	(1.23)	(1.34)	12.34
	10/31/18	†	13.81	0.00	[d]	(1.37)	(1.37)	–	–	–	12.44

98	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

				Ratios and supplemental data
	For the period			Net assets at		Ratios to average net assets					Portfolio
	or year ended		Total return	end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss )	turnover rate
QUANT SMALL/MID-CAP EQUITY FUND
Institutional Class:	10/31/21		62.76%	$ 63,132		0.47%		0.47%		0.73%	85%
	10/31/20		(1.48)	41,061		0.50		0.50		0.88	88
	10/31/19		11.20	43,317		0.50		0.50		0.95	81
	10/31/18		6.02	34,106		0.50		0.50		1.01	64
	10/31/17		28.83	666,876		0.50		0.50		0.86	84
Advisor Class:	10/31/21		62.57	9,481		0.59		0.59		0.57	85
	10/31/20		(1.55)	1,702		0.58		0.58		0.72	88
	10/31/19		11.18	244		0.54		0.54		0.94	81
	10/31/18		6.19	1,789		0.57		0.57		0.54	64
	10/31/17		28.81	1,290		0.50		0.50		0.87	84
Premier Class:	10/31/21		62.45	254		0.66		0.66		0.54	85
	10/31/20		(1.61)	115		0.68		0.68		0.71	88
	10/31/19		11.04	123		0.66		0.66		0.80	81
	10/31/18		5.89	1,241		0.66		0.66		0.74	64
	10/31/17		28.68	1,236		0.64		0.64		0.73	84
Retirement Class:	10/31/21		62.34	91,997		0.72		0.72		0.48	85
	10/31/20		(1.70)	21,008		0.75		0.75		0.61	88
	10/31/19		10.89	11,950		0.75		0.75		0.71	81
	10/31/18		5.83	10,728		0.76		0.76		0.57	64
	10/31/17		28.47	4,945		0.75		0.75		0.57	84
Retail Class:	10/31/21		62.02	17,683		0.87		0.87		0.32	85
	10/31/20		(1.76)	6,757		0.89		0.89		0.51	88
	10/31/19		10.67	5,765		0.88		0.88		0.59	81
	10/31/18		5.77	5,699		0.88		0.87		0.48	64
	10/31/17		28.21	3,291		0.88		0.88		0.44	84
Class W:	10/31/21		63.50	972,344		0.47		0.00		1.19	85
	10/31/20		(0.97)	675,231		0.50		0.00		1.37	88
	10/31/19		11.73	624,076		0.50		0.00		1.46	81
	10/31/18	†	(9.92)[b]	593,204		0.52	[c]	0.00	[c]	(0.12)[c]	64

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	99

Financial highlights

TIAA-CREF Funds

		Selected per share data
			Gain (loss) from investment operations
					Net realized						Net
	For the	Net asset	Net		and unrealized		Total gain	Less distributions from		Total	asset
	period or year ended	value, beginning of period	investment income (loss	)[a]	gain (loss on total investments	)	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period
SOCIAL CHOICE EQUITY FUND
Institutional Class:	10/31/21	$21.42	$0.31		$9.05		$9.36	$(0.30)	$(0.04)	$(0.34)	$30.44
	10/31/20	20.36	0.31		1.76		2.07	(0.33)	(0.68)	(1.01)	21.42
	10/31/19	19.40	0.34		2.25		2.59	(0.31)	(1.32)	(1.63)	20.36
	10/31/18	19.19	0.33		0.65		0.98	(0.31)	(0.46)	(0.77)	19.40
	10/31/17	16.55	0.33		3.44		3.77	(0.39)	(0.74)	(1.13)	19.19
Advisor Class:	10/31/21	21.39	0.29		9.05		9.34	(0.29)	(0.04)	(0.33)	30.40
	10/31/20	20.34	0.29		1.75		2.04	(0.31)	(0.68)	(0.99)	21.39
	10/31/19	19.39	0.33		2.24		2.57	(0.30)	(1.32)	(1.62)	20.34
	10/31/18	19.18	0.33		0.64		0.97	(0.30)	(0.46)	(0.76)	19.39
	10/31/17	16.54	0.31		3.46		3.77	(0.39)	(0.74)	(1.13)	19.18
Premier Class:	10/31/21	21.32	0.27		9.01		9.28	(0.27)	(0.04)	(0.31)	30.29
	10/31/20	20.27	0.28		1.74		2.02	(0.29)	(0.68)	(0.97)	21.32
	10/31/19	19.33	0.31		2.23		2.54	(0.28)	(1.32)	(1.60)	20.27
	10/31/18	19.11	0.30		0.66		0.96	(0.28)	(0.46)	(0.74)	19.33
	10/31/17	16.49	0.31		3.42		3.73	(0.37)	(0.74)	(1.11)	19.11
Retirement Class:	10/31/21	21.75	0.25		9.19		9.44	(0.25)	(0.04)	(0.29)	30.90
	10/31/20	20.66	0.26		1.79		2.05	(0.28)	(0.68)	(0.96)	21.75
	10/31/19	19.67	0.30		2.27		2.57	(0.26)	(1.32)	(1.58)	20.66
	10/31/18	19.44	0.29		0.66		0.95	(0.26)	(0.46)	(0.72)	19.67
	10/31/17	16.75	0.29		3.49		3.78	(0.35)	(0.74)	(1.09)	19.44
Retail Class:	10/31/21	18.88	0.21		7.98		8.19	(0.25)	(0.04)	(0.29)	26.78
	10/31/20	18.07	0.22		1.55		1.77	(0.28)	(0.68)	(0.96)	18.88
	10/31/19	17.40	0.26		1.99		2.25	(0.26)	(1.32)	(1.58)	18.07
	10/31/18	17.28	0.25		0.59		0.84	(0.26)	(0.46)	(0.72)	17.40
	10/31/17	14.98	0.26		3.10		3.36	(0.32)	(0.74)	(1.06)	17.28

100	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

			Ratios and supplemental data
	For the
	period		Net assets at		Ratios to average net assets				Portfolio
	or year ended	Total return	end of period (in thousands	)	Gross expenses	Net expenses	Net investment income (loss	)	turnover rate
SOCIAL CHOICE EQUITY FUND
Institutional Class:	10/31/21	44.13%	$5,751,972		0.17%	0.16%	1.15%		27%
	10/31/20	10.45	3,961,520		0.18	0.17	1.52		26
	10/31/19	14.83	3,440,954		0.17	0.17	1.81		21
	10/31/18	5.17	2,595,050		0.17	0.17	1.69		29
	10/31/17	23.79	1,908,430		0.18	0.18	1.87		14
Advisor Class:	10/31/21	44.05	55,706		0.25	0.25	1.06		27
	10/31/20	10.34	37,323		0.26	0.25	1.43		26
	10/31/19	14.74	22,476		0.24	0.24	1.73		21
	10/31/18	5.15	12,595		0.22	0.22	1.64		29
	10/31/17	23.79	8,718		0.21	0.21	1.74		14
Premier Class:	10/31/21	43.89	112,030		0.33	0.32	0.99		27
	10/31/20	10.26	89,235		0.34	0.33	1.38		26
	10/31/19	14.62	95,411		0.33	0.33	1.66		21
	10/31/18	5.07	91,623		0.33	0.33	1.54		29
	10/31/17	23.58	70,679		0.33	0.33	1.75		14
Retirement Class:	10/31/21	43.75	1,047,445		0.42	0.41	0.90		27
	10/31/20	10.20	767,329		0.43	0.42	1.27		26
	10/31/19	14.48	674,563		0.42	0.42	1.55		21
	10/31/18	4.96	476,339		0.42	0.42	1.44		29
	10/31/17	23.50	393,452		0.43	0.43	1.63		14
Retail Class:	10/31/21	43.78	691,931		0.44	0.43	0.88		27
	10/31/20	10.09	468,736		0.46	0.45	1.25		26
	10/31/19	14.51	462,601		0.45	0.45	1.54		21
	10/31/18	4.93	447,785		0.45	0.45	1.42		29
	10/31/17	23.46	464,729		0.46	0.46	1.60		14

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	101

Financial highlights

TIAA-CREF Funds

		Selected per share data
			Gain (loss) from investment operations
					Net realized						Net
	For the	Net asset	Net		and unrealized		Total gain	Less distributions from		Total	asset
	period or year ended	value, beginning of period	investment income (loss	)[a]	gain (loss on total investments	)	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period
SOCIAL CHOICE LOW CARBON EQUITY FUND
Institutional Class:	10/31/21	$15.16	$0.19		$6.47		$6.66	$(0.16)	$(0.22)	$(0.38)	$21.44
	10/31/20	13.93	0.19		1.43		1.62	(0.18)	(0.21)	(0.39)	15.16
	10/31/19	12.77	0.22		1.64		1.86	(0.19)	(0.51)	(0.70)	13.93
	10/31/18	12.50	0.20		0.36		0.56	(0.17)	(0.12)	(0.29)	12.77
	10/31/17	10.35	0.20		2.27		2.47	(0.24)	(0.08)	(0.32)	12.50
Advisor Class:	10/31/21	15.14	0.17		6.46		6.63	(0.14)	(0.22)	(0.36)	21.41
	10/31/20	13.92	0.19		1.41		1.60	(0.17)	(0.21)	(0.38)	15.14
	10/31/19	12.77	0.20		1.64		1.84	(0.18)	(0.51)	(0.69)	13.92
	10/31/18	12.49	0.18		0.38		0.56	(0.16)	(0.12)	(0.28)	12.77
	10/31/17	10.35	0.19		2.27		2.46	(0.24)	(0.08)	(0.32)	12.49
Premier Class:	10/31/21	15.18	0.16		6.48		6.64	(0.14)	(0.22)	(0.36)	21.46
	10/31/20	13.95	0.18		1.42		1.60	(0.16)	(0.21)	(0.37)	15.18
	10/31/19	12.79	0.19		1.65		1.84	(0.17)	(0.51)	(0.68)	13.95
	10/31/18	12.51	0.18		0.38		0.56	(0.16)	(0.12)	(0.28)	12.79
	10/31/17	10.34	0.18		2.27		2.45	(0.20)	(0.08)	(0.28)	12.51
Retirement Class:	10/31/21	15.09	0.14		6.44		6.58	(0.13)	(0.22)	(0.35)	21.32
	10/31/20	13.87	0.16		1.42		1.58	(0.15)	(0.21)	(0.36)	15.09
	10/31/19	12.72	0.18		1.64		1.82	(0.16)	(0.51)	(0.67)	13.87
	10/31/18	12.46	0.16		0.37		0.53	(0.15)	(0.12)	(0.27)	12.72
	10/31/17	10.33	0.18		2.25		2.43	(0.22)	(0.08)	(0.30)	12.46
Retail Class:	10/31/21	15.09	0.13		6.44		6.57	(0.12)	(0.22)	(0.34)	21.32
	10/31/20	13.88	0.15		1.41		1.56	(0.14)	(0.21)	(0.35)	15.09
	10/31/19	12.72	0.17		1.65		1.82	(0.15)	(0.51)	(0.66)	13.88
	10/31/18	12.46	0.15		0.38		0.53	(0.15)	(0.12)	(0.27)	12.72
	10/31/17	10.33	0.17		2.25		2.42	(0.21)	(0.08)	(0.29)	12.46

102	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

			Ratios and supplemental data
	For the
	period		Net assets at		Ratios to average net assets				Portfolio
	or year ended	Total return	end of period (in thousands	)	Gross expenses	Net expenses	Net investment income (loss	)	turnover rate
SOCIAL CHOICE LOW CARBON EQUITY FUND
Institutional Class:	10/31/21	44.55%	$452,025		0.31%	0.31%	1.00%		26%
	10/31/20	11.88	211,659		0.35	0.32	1.36		27
	10/31/19	15.52	89,166		0.41	0.32	1.67		27
	10/31/18	4.54	77,376		0.53	0.32	1.50		45
	10/31/17	24.33	62,732		0.62	0.32	1.72		16
Advisor Class:	10/31/21	44.44	6,920		0.43	0.43	0.87		26
	10/31/20	11.72	1,517		0.45	0.42	1.31		27
	10/31/19	15.33	1,132		0.52	0.43	1.52		27
	10/31/18	4.54	344		0.62	0.41	1.40		45
	10/31/17	24.21	190		0.71	0.40	1.66		16
Premier Class:	10/31/21	44.36	6,335		0.46	0.46	0.85		26
	10/31/20	11.72	3,253		0.50	0.47	1.27		27
	10/31/19	15.33	2,171		0.56	0.47	1.50		27
	10/31/18	4.46	714		0.69	0.47	1.34		45
	10/31/17	24.12	492		0.79	0.47	1.60		16
Retirement Class:	10/31/21	44.19	530,497		0.56	0.56	0.74		26
	10/31/20	11.65	202,084		0.60	0.57	1.14		27
	10/31/19	15.21	118,956		0.66	0.57	1.38		27
	10/31/18	4.26	22,392		0.78	0.57	1.24		45
	10/31/17	23.99	17,728		0.87	0.57	1.57		16
Retail Class:	10/31/21	44.09	62,509		0.62	0.62	0.68		26
	10/31/20	11.47	22,606		0.66	0.63	1.09		27
	10/31/19	15.21	15,561		0.73	0.64	1.36		27
	10/31/18	4.23	11,882		0.85	0.64	1.17		45
	10/31/17	23.81	7,983		0.97	0.67	1.45		16

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	103

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and unrealized	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period
EMERGING MARKETS EQUITY FUND
Institutional Class:	10/31/21		$12.53	$0.08		$ 0.37	$ 0.45	$(0.10)	$(1.11)	$(1.21)	$11.77
	10/31/20		11.54	0.07		1.10	1.17	(0.18)	–	(0.18)	12.53
	10/31/19		10.05	0.18		1.75	1.93	(0.05)	(0.39)	(0.44)	11.54
	10/31/18		12.87	0.11		(2.38)	(2.27)	(0.10)	(0.45)	(0.55)	10.05
	10/31/17		9.66	0.11		3.18	3.29	(0.08)	–	(0.08)	12.87
Advisor Class:	10/31/21		12.52	0.07		0.37	0.44	(0.08)	(1.11)	(1.19)	11.77
	10/31/20		11.54	0.04		1.11	1.15	(0.17)	–	(0.17)	12.52
	10/31/19		10.05	0.17		1.76	1.93	(0.05)	(0.39)	(0.44)	11.54
	10/31/18		12.86	0.04		(2.31)	(2.27)	(0.09)	(0.45)	(0.54)	10.05
	10/31/17		9.65	0.11		3.18	3.29	(0.08)	–	(0.08)	12.86
Premier Class:	10/31/21		12.53	0.07		0.38	0.45	(0.09)	(1.11)	(1.20)	11.78
	10/31/20		11.55	0.05		1.09	1.14	(0.16)	–	(0.16)	12.53
	10/31/19		10.04	0.17		1.77	1.94	(0.04)	(0.39)	(0.43)	11.55
	10/31/18		12.85	0.09		(2.38)	(2.29)	(0.07)	(0.45)	(0.52)	10.04
	10/31/17		9.65	0.11		3.16	3.27	(0.07)	–	(0.07)	12.85
Retirement Class:	10/31/21		12.48	0.07		0.37	0.44	(0.09)	(1.11)	(1.20)	11.72
	10/31/20		11.49	0.05		1.10	1.15	(0.16)	–	(0.16)	12.48
	10/31/19		10.00	0.17		1.74	1.91	(0.03)	(0.39)	(0.42)	11.49
	10/31/18		12.82	0.08		(2.37)	(2.29)	(0.08)	(0.45)	(0.53)	10.00
	10/31/17		9.62	0.08		3.18	3.26	(0.06)	–	(0.06)	12.82
Retail Class:	10/31/21		12.49	0.03		0.36	0.39	(0.05)	(1.11)	(1.16)	11.72
	10/31/20		11.51	0.02		1.10	1.12	(0.14)	–	(0.14)	12.49
	10/31/19		10.00	0.14		1.76	1.90	0.00 [d]	(0.39)	(0.39)	11.51
	10/31/18		12.83	0.06		(2.37)	(2.31)	(0.07)	(0.45)	(0.52)	10.00
	10/31/17		9.62	0.07		3.19	3.26	(0.05)	–	(0.05)	12.83
Class W:	10/31/21		12.62	0.21		0.37	0.58	(0.24)	(1.11)	(1.35)	11.85
	10/31/20		11.63	0.17		1.10	1.27	(0.28)	–	(0.28)	12.62
	10/31/19		10.06	0.28		1.76	2.04	(0.08)	(0.39)	(0.47)	11.63
	10/31/18	†	10.77	0.01		(0.72)	(0.71)	–	–	–	10.06

104	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
	For the period or year ended		Total return	Total return excluding payment from affiliates [u]	Net assets at end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	Net investment income (loss) excluding payment from affiliates	[u]	Portfolio turnover rate
EMERGING MARKETS EQUITY FUND
Institutional Class:	10/31/21		2.44%	2.42%	$295,907		0.88%		0.88%		0.61%		0.59%		112%
	10/31/20		10.04	10.02	283,658		0.88		0.88		0.58		0.56		128
	10/31/19		20.10	20.09	255,775		0.90		0.90		1.66		1.65		129
	10/31/18		(18.47)	(18.48)	239,932		0.91		0.91		0.93		0.93		127
	10/31/17		34.55	34.54	1,334,540		0.92		0.92		1.03		1.01		152
Advisor Class:	10/31/21		2.28	2.26	171		0.97		0.97		0.51		0.49		112
	10/31/20		10.06	10.04	179		0.95		0.95		0.31		0.29		128
	10/31/19		20.11	20.10	236		0.97		0.97		1.59		1.58		129
	10/31/18		(18.48)	(18.49)	138		0.96		0.96		0.30		0.30		127
	10/31/17		34.45	34.44	848		0.99		0.99		0.97		0.96		152
Premier Class:	10/31/21		2.27	2.25	10,994		1.03		0.98		0.54		0.52		112
	10/31/20		9.99	9.97	9,112		1.03		0.99		0.46		0.44		128
	10/31/19		19.99	19.98	7,700		1.05		1.02		1.54		1.52		129
	10/31/18		(18.63)	(18.64)	8,057		1.06		1.06		0.70		0.70		127
	10/31/17		34.32	34.31	11,035		1.07		1.07		1.03		1.01		152
Retirement Class:	10/31/21		2.36	2.34	103,033		1.12		0.98		0.49		0.47		112
	10/31/20		9.94	9.92	118,191		1.13		0.99		0.44		0.43		128
	10/31/19		19.96	19.95	137,434		1.15		1.04		1.58		1.57		129
	10/31/18		(18.63)	(18.64)	88,764		1.16		1.13		0.67		0.66		127
	10/31/17		34.14	34.13	79,596		1.17		1.17		0.73		0.72		152
Retail Class:	10/31/21		2.00	1.98	9,842		1.31		1.31		0.19		0.17		112
	10/31/20		9.68	9.66	8,500		1.27		1.27		0.17		0.15		128
	10/31/19		19.64	19.63	9,348		1.27		1.27		1.28		1.27		129
	10/31/18		(18.78)	(18.79)	7,636		1.27		1.27		0.50		0.49		127
	10/31/17		34.04	34.03	12,675		1.30		1.30		0.62		0.61		152
Class W:	10/31/21		3.33	3.31	1,256,261		0.88		0.00		1.54		1.52		112
	10/31/20		11.11	11.09	1,194,291		0.88		0.00		1.47		1.46		128
	10/31/19		21.10	21.09	1,166,939		0.89		0.00		2.54		2.53		129
	10/31/18	†	(6.59)[b]	(6.59)[b]	1,081,436		0.91	[c]	0.00	[c]	0.91	[c]	0.90	[c]	127

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	105

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and unrealized	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period
INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/21		$10.91	$0.41		$ 3.45	$ 3.86	$(0.16)	$ –	$(0.16)	$14.61
	10/31/20		11.06	0.18		(0.14)	0.04	(0.19)	–	(0.19)	10.91
	10/31/19		11.24	0.20		0.35	0.55	(0.24)	(0.49)	(0.73)	11.06
	10/31/18		13.24	0.26		(1.94)	(1.68)	(0.15)	(0.17)	(0.32)	11.24
	10/31/17		10.59	0.17		2.64	2.81	(0.16)	–	(0.16)	13.24
Advisor Class:	10/31/21		11.15	0.39		3.54	3.93	(0.15)	–	(0.15)	14.93
	10/31/20		11.29	0.17		(0.13)	0.04	(0.18)	–	(0.18)	11.15
	10/31/19		11.23	0.05		0.50	0.55	–	(0.49)	(0.49)	11.29
	10/31/18		13.24	0.23		(1.93)	(1.70)	(0.14)	(0.17)	(0.31)	11.23
	10/31/17		10.59	0.03		2.77	2.80	(0.15)	–	(0.15)	13.24
Premier Class:	10/31/21		10.89	0.37		3.45	3.82	(0.13)	–	(0.13)	14.58
	10/31/20		11.03	0.16		(0.13)	0.03	(0.17)	–	(0.17)	10.89
	10/31/19		11.21	0.18		0.35	0.53	(0.22)	(0.49)	(0.71)	11.03
	10/31/18		13.21	0.23		(1.93)	(1.70)	(0.13)	(0.17)	(0.30)	11.21
	10/31/17		10.56	0.16		2.63	2.79	(0.14)	–	(0.14)	13.21
Retirement Class:	10/31/21		11.33	0.39		3.59	3.98	(0.13)	–	(0.13)	15.18
	10/31/20		11.48	0.16		(0.14)	0.02	(0.17)	–	(0.17)	11.33
	10/31/19		11.63	0.18		0.36	0.54	(0.20)	(0.49)	(0.69)	11.48
	10/31/18		13.69	0.23		(2.01)	(1.78)	(0.11)	(0.17)	(0.28)	11.63
	10/31/17		10.94	0.15		2.73	2.88	(0.13)	–	(0.13)	13.69
Retail Class:	10/31/21		6.86	0.23		2.15	2.38	(0.13)	–	(0.13)	9.11
	10/31/20		7.02	0.09		(0.08)	0.01	(0.17)	–	(0.17)	6.86
	10/31/19		7.42	0.10		0.20	0.30	(0.21)	(0.49)	(0.70)	7.02
	10/31/18		8.84	0.14		(1.28)	(1.14)	(0.11)	(0.17)	(0.28)	7.42
	10/31/17		7.11	0.10		1.76	1.86	(0.13)	–	(0.13)	8.84
Class W:	10/31/21		10.96	0.48		3.45	3.93	(0.20)	–	(0.20)	14.69
	10/31/20		11.10	0.23		(0.13)	0.10	(0.24)	–	(0.24)	10.96
	10/31/19		11.25	0.25		0.34	0.59	(0.25)	(0.49)	(0.74)	11.10
	10/31/18	†	12.32	0.01		(1.08)	(1.07)	–	–	–	11.25

106	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
	For the period or year ended		Total return	Total return excluding payment from affiliates [u]	Net assets at end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	Net investment income (loss) excluding payment from affiliates	[u]	Portfolio turnover rate
INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/21		35.59%	35.57%	$2,828,714		0.46%		0.46%		2.95%		2.93%		28%
	10/31/20		0.33	0.31	2,230,915		0.48		0.48		1.74		1.72		102
	10/31/19		5.73	5.72	2,484,368		0.48		0.48		1.87		1.86		114
	10/31/18		(13.04)	(13.05)	1,892,458		0.48		0.48		1.99		1.98		73
	10/31/17		26.88	26.87	3,591,186		0.49		0.49		1.46		1.45		112
Advisor Class:	10/31/21		35.42	35.40	3,175		0.56		0.56		2.75		2.74		28
	10/31/20		0.34	0.32	2,993		0.57		0.57		1.60		1.58		102
	10/31/19		5.46	5.45	3,929		0.60		0.60		0.38		0.37		114
	10/31/18		(13.16)	(13.17)	196,238		0.61		0.61		1.79		1.79		73
	10/31/17		26.86	26.86	248,286		0.67		0.64		0.24		0.23		112
Premier Class:	10/31/21		35.31	35.29	75,862		0.61		0.61		2.68		2.66		28
	10/31/20		0.26	0.24	80,569		0.63		0.63		1.53		1.51		102
	10/31/19		5.52	5.51	133,306		0.63		0.63		1.76		1.74		114
	10/31/18		(13.20)	(13.21)	164,943		0.63		0.63		1.75		1.74		73
	10/31/17		26.76	26.75	229,039		0.64		0.64		1.35		1.34		112
Retirement Class:	10/31/21		35.28	35.26	467,995		0.71		0.71		2.68		2.66		28
	10/31/20		0.10	0.08	383,646		0.73		0.73		1.45		1.44		102
	10/31/19		5.44	5.43	459,274		0.73		0.71		1.63		1.62		114
	10/31/18		(13.25)	(13.26)	525,331		0.73		0.73		1.73		1.72		73
	10/31/17		26.60	26.59	676,858		0.74		0.74		1.21		1.21		112
Retail Class:	10/31/21		35.05	35.03	286,699		0.80		0.80		2.61		2.60		28
	10/31/20		0.03	0.01	223,406		0.82		0.82		1.38		1.36		102
	10/31/19		5.24	5.23	249,406		0.82		0.82		1.53		1.52		114
	10/31/18		(13.32)	(13.33)	274,948		0.80		0.80		1.65		1.65		73
	10/31/17		26.64	26.63	342,956		0.79		0.79		1.29		1.28		112
Class W:	10/31/21		36.17	36.15	3,083,400		0.46		0.00		3.45		3.43		28
	10/31/20		0.89	0.87	1,772,710		0.48		0.00		2.19		2.17		102
	10/31/19		6.16	6.15	1,480,782		0.48		0.00		2.35		2.34		114
	10/31/18	†	(8.69)[b]	(8.69)[b]	1,377,271		0.48	[c]	0.00	[c]	1.08	[c]	1.07	[c]	73

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	107

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and unrealized	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period
INTERNATIONAL OPPORTUNITIES FUND
Institutional Class:	10/31/21		$15.70	$0.13		$4.40	$4.53	$(0.09)	$(0.37)	$(0.46)	$19.77
	10/31/20		13.35	0.07		2.42	2.49	(0.14)	–	(0.14)	15.70
	10/31/19		11.99	0.16		1.35	1.51	(0.15)	–	(0.15)	13.35
	10/31/18		13.06	0.20		(1.11)	(0.91)	(0.16)	–	(0.16)	11.99
	10/31/17		10.17	0.16		2.86	3.02	(0.13)	–	(0.13)	13.06
Advisor Class:	10/31/21		15.67	0.11		4.40	4.51	(0.08)	(0.37)	(0.45)	19.73
	10/31/20		13.34	0.06		2.41	2.47	(0.14)	–	(0.14)	15.67
	10/31/19		11.97	0.11		1.40	1.51	(0.14)	–	(0.14)	13.34
	10/31/18		13.05	0.18		(1.10)	(0.92)	(0.16)	–	(0.16)	11.97
	10/31/17		10.17	0.16		2.85	3.01	(0.13)	–	(0.13)	13.05
Premier Class:	10/31/21		15.72	0.11		4.41	4.52	(0.07)	(0.37)	(0.44)	19.80
	10/31/20		13.37	0.04		2.44	2.48	(0.13)	–	(0.13)	15.72
	10/31/19		12.00	0.15		1.35	1.50	(0.13)	–	(0.13)	13.37
	10/31/18		13.07	0.18		(1.11)	(0.93)	(0.14)	–	(0.14)	12.00
	10/31/17		10.16	0.14		2.86	3.00	(0.09)	–	(0.09)	13.07
Retirement Class:	10/31/21		15.63	0.10		4.40	4.50	(0.07)	(0.37)	(0.44)	19.69
	10/31/20		13.30	0.06		2.40	2.46	(0.13)	–	(0.13)	15.63
	10/31/19		11.93	0.15		1.35	1.50	(0.13)	–	(0.13)	13.30
	10/31/18		13.02	0.16		(1.11)	(0.95)	(0.14)	–	(0.14)	11.93
	10/31/17		10.14	0.12		2.87	2.99	(0.11)	–	(0.11)	13.02
Retail Class:	10/31/21		15.65	0.05		4.38	4.43	(0.04)	(0.37)	(0.41)	19.67
	10/31/20		13.32	0.01		2.41	2.42	(0.09)	–	(0.09)	15.65
	10/31/19		11.94	0.12		1.36	1.48	(0.10)	–	(0.10)	13.32
	10/31/18		13.01	0.14		(1.10)	(0.96)	(0.11)	–	(0.11)	11.94
	10/31/17		10.13	0.11		2.85	2.96	(0.08)	–	(0.08)	13.01
Class W:	10/31/21		15.78	0.25		4.42	4.67	(0.19)	(0.37)	(0.56)	19.89
	10/31/20		13.42	0.16		2.43	2.59	(0.23)	–	(0.23)	15.78
	10/31/19		11.99	0.24		1.36	1.60	(0.17)	–	(0.17)	13.42
	10/31/18	†	13.52	0.01		(1.54)	(1.53)	–	–	–	11.99

108	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
	For the period or year ended		Total return	Total return excluding payment from affiliates [u]	Net assets at end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	Net investment income (loss) excluding payment from affiliates	[u]	Portfolio turnover rate
INTERNATIONAL OPPORTUNITIES FUND
Institutional Class:	10/31/21		29.21%	29.19%	$ 146,168		0.60%		0.60%		0.70%		0.68%		29%
	10/31/20		18.84	18.82	120,668		0.61		0.61		0.53		0.51		36
	10/31/19		12.84	12.83	117,428		0.62		0.62		1.31		1.29		28
	10/31/18		(7.07)	(7.08)	87,135		0.62		0.62		1.43		1.43		21
	10/31/17		30.08	30.07	1,414,259		0.63		0.63		1.42		1.41		24
Advisor Class:	10/31/21		29.09	29.07	5,052		0.70		0.70		0.59		0.57		29
	10/31/20		18.66	18.64	4,060		0.71		0.71		0.41		0.39		36
	10/31/19		12.85	12.84	4,168		0.71		0.71		0.85		0.84		28
	10/31/18		(7.17)	(7.17)	178		0.69		0.69		1.35		1.35		21
	10/31/17		29.96	29.95	150		0.64		0.64		1.41		1.40		24
Premier Class:	10/31/21		29.06	29.04	569		0.77		0.73		0.58		0.56		29
	10/31/20		18.69	18.67	399		0.77		0.70		0.32		0.30		36
	10/31/19		12.74	12.73	1,308		0.77		0.73		1.21		1.20		28
	10/31/18		(7.17)	(7.17)	1,562		0.78		0.78		1.34		1.34		21
	10/31/17		29.78	29.77	506		0.80		0.80		1.22		1.21		24
Retirement Class:	10/31/21		29.13	29.11	175,169		0.85		0.73		0.56		0.54		29
	10/31/20		18.62	18.60	158,190		0.86		0.72		0.40		0.38		36
	10/31/19		12.77	12.76	175,643		0.87		0.77		1.19		1.17		28
	10/31/18		(7.34)	(7.34)	127,760		0.87		0.87		1.18		1.18		21
	10/31/17		29.74	29.73	30,390		0.88		0.88		1.03		1.02		24
Retail Class:	10/31/21		28.62	28.60	9,152		1.06		1.06		0.26		0.24		29
	10/31/20		18.26	18.24	5,638		1.01		1.01		0.10		0.08		36
	10/31/19		12.50	12.49	4,122		1.02		1.02		0.92		0.91		28
	10/31/18		(7.41)	(7.41)	4,341		1.02		1.02		1.04		1.04		21
	10/31/17		29.46	29.45	3,404		1.08		1.08		0.94		0.94		24
Class W:	10/31/21		30.03	30.01	2,183,791		0.60		0.00		1.31		1.29		29
	10/31/20		19.52	19.50	1,527,006		0.61		0.00		1.14		1.12		36
	10/31/19		13.62	13.61	1,487,781		0.62		0.00		1.94		1.92		28
	10/31/18	†	(11.32)[b]	(11.32)[b]	1,330,650		0.63	[c]	0.00	[c]	0.76	[c]	0.82	[c]	21

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	109

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and unrealized	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period
QUANT INTERNATIONAL SMALL-CAP EQUITY FUND
Institutional Class:	10/31/21		$ 9.41	$0.20		$ 3.09	$ 3.29	$(0.22)	$ –	$(0.22)	$12.48
	10/31/20		10.30	0.19		(0.73)	(0.54)	(0.35)	–	(0.35)	9.41
	10/31/19		10.22	0.26		0.40	0.66	(0.29)	(0.29)	(0.58)	10.30
	10/31/18		12.90	0.33		(2.22)	(1.89)	(0.34)	(0.45)	(0.79)	10.22
	10/31/17	**	10.00	0.27		2.64	2.91	(0.01)	–	(0.01)	12.90
Advisor Class:	10/31/21		9.40	0.20		3.08	3.28	(0.22)	–	(0.22)	12.46
	10/31/20		10.29	0.19		(0.73)	(0.54)	(0.35)	–	(0.35)	9.40
	10/31/19		10.22	0.26		0.39	0.65	(0.29)	(0.29)	(0.58)	10.29
	10/31/18		12.88	0.31		(2.20)	(1.89)	(0.32)	(0.45)	(0.77)	10.22
	10/31/17	**	10.00	0.22		2.67	2.89	(0.01)	–	(0.01)	12.88
Premier Class:	10/31/21		9.52	0.19		3.11	3.30	(0.20)	–	(0.20)	12.62
	10/31/20		10.42	0.17		(0.74)	(0.57)	(0.33)	–	(0.33)	9.52
	10/31/19		10.23	0.25		0.41	0.66	(0.18)	(0.29)	(0.47)	10.42
	10/31/18		12.88	0.29		(2.17)	(1.88)	(0.32)	(0.45)	(0.77)	10.23
	10/31/17	**	10.00	0.22		2.67	2.89	(0.01)	–	(0.01)	12.88
Retirement Class:	10/31/21		9.40	0.18		3.07	3.25	(0.20)	–	(0.20)	12.45
	10/31/20		10.29	0.18		(0.73)	(0.55)	(0.34)	–	(0.34)	9.40
	10/31/19		10.19	0.25		0.39	0.64	(0.25)	(0.29)	(0.54)	10.29
	10/31/18		12.87	0.27		(2.18)	(1.91)	(0.32)	(0.45)	(0.77)	10.19
	10/31/17	**	10.00	0.20		2.68	2.88	(0.01)	–	(0.01)	12.87
Retail Class:	10/31/21		9.41	0.16		3.08	3.24	(0.18)	–	(0.18)	12.47
	10/31/20		10.30	0.15		(0.73)	(0.58)	(0.31)	–	(0.31)	9.41
	10/31/19		10.18	0.22		0.40	0.62	(0.21)	(0.29)	(0.50)	10.30
	10/31/18		12.86	0.26		(2.19)	(1.93)	(0.30)	(0.45)	(0.75)	10.18
	10/31/17	**	10.00	0.20		2.67	2.87	(0.01)	–	(0.01)	12.86
Class W:	10/31/21		9.46	0.29		3.09	3.38	(0.28)	–	(0.28)	12.56
	10/31/20		10.35	0.25		(0.72)	(0.47)	(0.42)	–	(0.42)	9.46
	10/31/19		10.22	0.33		0.40	0.73	(0.31)	(0.29)	(0.60)	10.35
	10/31/18	†	11.37	0.01		(1.16)	(1.15)	–	–	–	10.22

110	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

				Ratios and supplemental data

	For the period			Net assets at		Ratios to average net assets						Portfolio
	or year ended		Total return	end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	turnover rate
QUANT INTERNATIONAL SMALL-CAP EQUITY FUND
Institutional Class:	10/31/21		35.40%	$ 88,124		0.71%		0.69%		1.73%		119%
	10/31/20		(5.51)	54,223		0.71		0.66		2.06		100
	10/31/19		7.04	55,449		0.71		0.66		2.68		87
	10/31/18		(15.62)	43,174		0.71		0.66		2.71		89
	10/31/17	**	29.14 [b]	935,888		0.73	[c]	0.68	[c]	2.59	[c]	70	[b]
Advisor Class:	10/31/21		35.28	91		0.80		0.78		1.66		119
	10/31/20		(5.56)	69		0.76		0.71		2.01		100
	10/31/19		6.96	84		0.76		0.71		2.66		87
	10/31/18		(15.59)	83		0.73		0.68		2.44		89
	10/31/17	**	28.92 [b]	1,297		0.88	[c]	0.83	[c]	2.18	[c]	70	[b]
Premier Class:	10/31/21		35.08	92		0.96		0.88		1.56		119
	10/31/20		(5.71)	70		0.91		0.85		1.85		100
	10/31/19		6.85	76		0.89		0.84		2.53		87
	10/31/18		(15.54)	75		0.87		0.82		2.29		89
	10/31/17	**	28.92 [b]	1,288		1.03	[c]	0.85	[c]	2.16	[c]	70	[b]
Retirement Class:	10/31/21		35.00	4,626		0.96		0.93		1.51		119
	10/31/20		(5.67)	3,259		0.96		0.84		1.93		100
	10/31/19		6.86	3,113		0.96		0.84		2.54		87
	10/31/18		(15.79)	3,620		0.97		0.89		2.21		89
	10/31/17	**	28.82 [b]	8,020		1.03	[c]	0.95	[c]	1.93	[c]	70	[b]
Retail Class:	10/31/21		34.77	1,134		2.20		1.12		1.31		119
	10/31/20		(5.93)	757		1.44		1.09		1.60		100
	10/31/19		6.61	851		1.35		1.09		2.26		87
	10/31/18		(15.95)	971		1.17		1.08		2.15		89
	10/31/17	**	28.71 [b]	2,336		1.42	[c]	1.09	[c]	1.91	[c]	70	[b]
Class W:	10/31/21		36.31	1,485,005		0.71		0.00		2.42		119
	10/31/20		(4.97)	923,105		0.71		0.00		2.73		100
	10/31/19		7.85	926,729		0.71		0.00		3.38		87
	10/31/18	†	(10.11)[b]	852,681		0.72	[c]	0.00	[c]	0.80	[c]	89

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	111

Financial highlights

TIAA-CREF Funds

		Selected per share data
			Gain (loss) from investment operations
	For the	Net asset	Net		Net realized and unrealized	Total gain	Less distributions from		Total	Net asset
	period or year ended	value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period
SOCIAL CHOICE INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/21	$10.34	$0.35		$ 3.31	$3.66	$(0.18)	$–	$(0.18)	$13.82
	10/31/20	11.16	0.23		(0.87)	(0.64)	(0.18)	–	(0.18)	10.34
	10/31/19	10.14	0.31		0.95	1.26	(0.24)	–	(0.24)	11.16
	10/31/18	11.21	0.29		(1.13)	(0.84)	(0.23)	(0.00)[d]	(0.23)	10.14
	10/31/17	9.31	0.28		1.86	2.14	(0.24)	–	(0.24)	11.21
Advisor Class:	10/31/21	10.33	0.35		3.30	3.65	(0.17)	–	(0.17)	13.81
	10/31/20	11.16	0.21		(0.86)	(0.65)	(0.18)	–	(0.18)	10.33
	10/31/19	10.14	0.30		0.95	1.25	(0.23)	–	(0.23)	11.16
	10/31/18	11.21	0.30		(1.14)	(0.84)	(0.23)	(0.00)[d]	(0.23)	10.14
	10/31/17	9.32	0.31		1.81	2.12	(0.23)	–	(0.23)	11.21
Premier Class:	10/31/21	10.34	0.34		3.31	3.65	(0.16)	–	(0.16)	13.83
	10/31/20	11.17	0.15		(0.81)	(0.66)	(0.17)	–	(0.17)	10.34
	10/31/19	10.13	0.32		0.92	1.24	(0.20)	–	(0.20)	11.17
	10/31/18	11.19	0.32		(1.16)	(0.84)	(0.22)	(0.00)[d]	(0.22)	10.13
	10/31/17	9.30	0.26		1.85	2.11	(0.22)	–	(0.22)	11.19
Retirement Class:	10/31/21	10.30	0.33		3.29	3.62	(0.16)	–	(0.16)	13.76
	10/31/20	11.12	0.20		(0.86)	(0.66)	(0.16)	–	(0.16)	10.30
	10/31/19	10.11	0.26		0.96	1.22	(0.21)	–	(0.21)	11.12
	10/31/18	11.17	0.29		(1.14)	(0.85)	(0.21)	(0.00)[d]	(0.21)	10.11
	10/31/17	9.29	0.26		1.84	2.10	(0.22)	–	(0.22)	11.17
Retail Class:	10/31/21	10.30	0.31		3.30	3.61	(0.15)	–	(0.15)	13.76
	10/31/20	11.13	0.20		(0.88)	(0.68)	(0.15)	–	(0.15)	10.30
	10/31/19	10.10	0.27		0.96	1.23	(0.20)	–	(0.20)	11.13
	10/31/18	11.17	0.28		(1.15)	(0.87)	(0.20)	(0.00)[d]	(0.20)	10.10
	10/31/17	9.29	0.26		1.82	2.08	(0.20)	–	(0.20)	11.17

**	The Fund commenced operations on December 9, 2016.
†	Class W commenced operations on September 28, 2018.
[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[d]	Amount represents less than $0.01 per share.
[f]	Does not include in-kind transactions.
[u]	Income reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly. The total return and net investment income ratio displayed excludes this item.

112	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

concluded

			Ratios and supplemental data

	For the period		Net assets at		Ratios to average net assets				Portfolio
	or year ended	Total return	end of period (in thousands	)	Gross expenses	Net expenses	Net investment income (loss	)	turnover rate
SOCIAL CHOICE INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/21	35.70%	$556,304		0.36%	0.36%	2.68%		12%
	10/31/20	(5.83)	338,692		0.41	0.40	2.21		15
	10/31/19	12.77	192,475		0.58	0.40	3.03		9
	10/31/18	(7.61)	46,432		0.98	0.40	2.62		16
	10/31/17	23.49	35,797		1.20	0.40	2.76		12
Advisor Class:	10/31/21	35.60	2,557		0.46	0.46	2.66		12
	10/31/20	(5.96)	1,192		0.52	0.51	1.99		15
	10/31/19	12.71	1,174		0.66	0.47	2.89		9
	10/31/18	(7.58)	579		1.03	0.45	2.69		16
	10/31/17	23.22	541		1.26	0.46	2.98		12
Premier Class:	10/31/21	35.49	771		0.52	0.52	2.58		12
	10/31/20	(5.99)	438		0.56	0.55	1.35		15
	10/31/19	12.55	1,754		0.74	0.55	3.05		9
	10/31/18	(7.66)	278		1.13	0.55	2.84		16
	10/31/17	23.23	1,338		1.36	0.55	2.58		12
Retirement Class:	10/31/21	35.42	386,981		0.61	0.61	2.50		12
	10/31/20	(6.08)	162,780		0.66	0.65	1.91		15
	10/31/19	12.40	59,932		0.83	0.65	2.56		9
	10/31/18	(7.72)	9,304		1.23	0.65	2.61		16
	10/31/17	23.09	7,940		1.45	0.65	2.55		12
Retail Class:	10/31/21	35.27	21,846		0.70	0.70	2.41		12
	10/31/20	(6.18)	10,335		0.72	0.72	1.89		15
	10/31/19	12.47	6,456		0.92	0.74	2.62		9
	10/31/18	(7.88)	4,525		1.32	0.74	2.53		16
	10/31/17	22.88	4,055		1.56	0.76	2.55		12

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	113

Notes to financial statements

TIAA-CREF Funds

Note 1—organization

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following TIAA-CREF Funds are included in this report: Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Quant Small-Cap Equity Fund, Quant Small/Mid-Cap Equity Fund, Social Choice Equity Fund, Social Choice Low Carbon Equity Fund, Emerging Markets Equity Fund, International Equity Fund, International Opportunities Fund, Quant International Small-Cap Equity Fund and the Social Choice International Equity Fund (collectively the “Funds” or individually, the “Fund”).

Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), is registered with the SEC as an investment adviser and provides investment management services for the Funds.

The Funds offer their shares, without a sales load, through their principal underwriter, Nuveen Securities, LLC (“Nuveen Securities”), which is a wholly owned indirect subsidiary of TIAA.

The Funds offer up to six share classes, although any one Fund may not necessarily offer all six classes. The Funds may offer Institutional Class, Advisor Class, Premier Class, Retirement Class, Retail Class and Class W shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class.

Note 2—significant accounting policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Multiclass operations and allocations: Income, expenses, realized gains and losses and unrealized appreciation and depreciation of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign currency transactions and translation: The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received and are recognized as a component of “Net realized gain (loss) on total investments” on the Statements of operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statements of operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments” on the Statements of operations, when applicable.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of assets and

114	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of operations.

Indemnification: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other matters: The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

New rule issuance: In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 become effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

Note 3—valuation of investments

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy that is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

•	Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
•	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
•	Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Debt securities: Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by Advisors. These securities are generally classified as Level 2.

Exchange-traded equity securities, common and preferred stock: Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and asked prices is utilized and the securities are generally classified as Level 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Investments in registered investment companies: Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	115

Notes to financial statements

Repurchase Agreements: Repurchase agreements are valued at contract plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts: Futures contracts are valued using the closing settlement price and are generally classified as Level 1.

Option contracts: Purchased and written options traded and listed on a national market or exchange are valued at the last sale price as of the close of such exchange or at the mean of the closing bid and asked prices if no sale is reported and are generally classified as Level 1. Over-the-counter (“OTC”) options are marked-to-market daily based upon a price supplied by a pricing service. OTC options are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of October 31, 2021, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total
Growth & Income
Equity investments:
Consumer discretionary	$868,995,965	$35,694,803	$–	$904,690,768
Consumer staples	371,518,961	13,907,823	–	385,426,784
Financials	709,038,047	30,612,134	–	739,650,181
Health care	897,283,287	64,588,789	–	961,872,076
Industrials	692,990,433	31,685,205	–	724,675,638
Information technology	1,870,083,269	11,010,161	–	1,881,093,430
All other equity investments*	1,349,477,455	–	–	1,349,477,455
Short-term investments	2,294,446	33,895,738	–	36,190,184
Purchased options**	344,444	–	–	344,444
Written options**	(11,850,903)	–	–	(11,850,903)
Unfunded commitment with a SPAC**	–	1,581,580	–	1,581,580
Total	$6,750,175,404	$222,976,233	$–	$6,973,151,637
Large-Cap Growth
Equity investments:
Communication services	$1,028,118,378	$79,006,706	$–	$1,107,125,084
Consumer discretionary	1,294,009,991	205,060,882	–	1,499,070,873
Consumer staples	289,438,626	33,524,912	–	322,963,538
Health care	655,953,379	90,392,455	–	746,345,834
Industrials	459,302,455	110,301,908	–	569,604,363
Information technology	2,619,778,618	60,147,040	–	2,679,925,658
All other equity investments*	203,565,972	–	–	203,565,972
Short-term investments	2	59,829,500	–	59,829,502
Unfunded commitment with a SPAC**	–	4,951,243	–	4,951,243
Total	$6,550,167,421	$643,214,646	$–	$7,193,382,067
Large-Cap Value
Equity investments*	$5,490,815,985	$–	$–	$5,490,815,985
Short-term investments	–	43,971,949	–	43,971,949
Total	$5,490,815,985	$43,971,949	$–	$5,534,787,934
Mid-Cap Growth
Equity investments:
Communication services	$140,771,801	$9,734,846	$–	$150,506,647
Consumer discretionary	359,448,108	54,092,222	–	413,540,330
Consumer staples	27,639,717	27,378,407	–	55,018,124
Industrials	251,606,918	19,555,536	–	271,162,454
Information technology	629,523,683	32,609,556	–	662,133,239
All other equity investments*	431,231,009	–	–	431,231,009
Short-term investments	23,760,711	23,037,970	–	46,798,681
Unfunded commitment with a SPAC**	–	1,286,491	–	1,286,491
Total	$1,863,981,947	$167,695,028	$–	$2,031,676,975
Mid-Cap Value
Equity investments*	$2,165,298,110	$–	$–	$2,165,298,110
Short-term investments	–	16,072,909	–	16,072,909
Total	$2,165,298,110	$16,072,909	$–	$2,181,371,019

116	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

Fund	Level 1	Level 2	Level 3	Total
Quant Small-Cap Equity
Equity investments	$3,064,472,264	$–	$–	$3,064,472,264
Short-term investments	26,343,171	27,909,661	–	54,252,832
Futures contracts**	277,237	–	–	277,237
Total	$3,091,092,672	$27,909,661	$–	$3,119,002,333
Quant Small/Mid-Cap Equity
Equity investments*	$1,153,515,995	$–	$–	$1,153,515,995
Short-term investments	5,001,558	3,744,000	–	8,745,558
Total	$1,158,517,553	$3,744,000	$–	$1,162,261,553
Social Choice Equity
Equity investments:
Financials	$1,002,294,580	$–	$3,382	$1,002,297,962
All other equity investments*	6,592,618,158	–	–	6,592,618,158
Short-term investments	14,071,115	52,802,897	–	66,874,012
Futures contracts**	1,224,561	–	–	1,224,561
Total	$7,610,208,414	$52,802,897	$3,382	$7,663,014,693
Social Choice Low Carbon Equity
Equity investments:
Financials	$137,779,042	$–	$131	$137,779,173
All other equity investments*	908,162,446	–	–	908,162,446
Short-term investments	2,264,489	9,786,904	–	12,051,393
Futures contracts**	87,188	–	–	87,188
Total	$1,048,293,165	$9,786,904	$131	$1,058,080,200
Emerging Markets Equity
Equity investments:
Africa/Middle East	$36,412,881	$–	$–	$36,412,881
Asia	240,803,091	883,720,768	–	1,124,523,859
Europe	35,042,102	–	–	35,042,102
Latin America	249,657,168	–	–	249,657,168
All other equity investments*	24,687,264	95,597,901	3,416	120,288,581
Short-term investments	727,240	78,377,716	–	79,104,956
Purchased options**	296,000	–	–	296,000
Written options**	(96,000)	–	–	(96,000)
Unfunded commitment with a SPAC**	–	1,141,815	–	1,141,815
Total	$587,529,746	$1,058,838,200	$3,416	$1,646,371,362
International Equity
Equity investments:
Asia	$–	$1,342,710,085	$–	$1,342,710,085
Australasia	–	299,566,021	–	299,566,021
Europe	80,181,571	3,742,467,397	–	3,822,648,968
North America	–	153,725,712	–	153,725,712
All other equity investments*	134,848,654	724,885,971	–	859,734,625
Short-term investments	5	243,385,791	–	243,385,796
Total	$215,030,230	$6,506,740,977	$–	$6,721,771,207
International Opportunities
Equity investments:
Asia	$32,594,226	$358,743,869	$–	$391,338,095
Australasia	–	147,420,808	–	147,420,808
Europe	–	1,183,376,640	–	1,183,376,640
Latin America	92,215,730	2,828,856	–	95,044,586
North America	205,758,694	–	–	205,758,694
All other equity investments*	53,926,896	205,824,719	1,643	259,753,258
Short-term investments	12,669,361	236,577,032	–	249,246,393
Unfunded commitment with a SPAC**	–	1,548,509	–	1,548,509
Total	$397,164,907	$2,136,320,433	$1,643	$2,533,486,983
Quant International Small-Cap Equity
Equity investments:
Africa/Middle East	$14,244,160	$23,427,092	$–	$37,671,252
Asia	–	479,675,075	–	479,675,075
Australasia	–	124,514,688	–	124,514,688
Europe	–	453,393,643	–	453,393,643
Latin America	39,388,179	–	–	39,388,179
North America	122,134,987	15,391,453	–	137,526,440
All other equity investments*	9,791,091	295,132,409	492,930	305,416,430
Short-term investments	10,388,990	–	–	10,388,990
Total	$195,947,407	$1,391,534,360	$492,930	$1,587,974,697

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	117

Notes to financial statements

Fund	Level 1	Level 2	Level 3	Total
Social Choice International Equity
Equity investments:
Asia	$–	$248,999,150	$–	$248,999,150
Australasia	–	64,627,351	–	64,627,351
Europe	6,594,171	529,212,306	–	535,806,477
All other equity investments*	–	108,155,785	–	108,155,785
Short-term investments	8,109,841	4,579,858	–	12,689,699
Futures contracts**	3,631	–	–	3,631
Total	$14,707,643	$955,574,450	$–	$970,282,093
*	For detailed categories, see the accompanying Summary portfolio of investments.
**	Derivative instruments, excluding purchased options, are not reflected in the market value of portfolio investments. In addition, Unfunded commitments with a SPAC are also not reflected in the market value of portfolio investments.

Note 4—investments

Repurchase agreements: In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral.

The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of assets and liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of assets and liabilities as it is held by the Agent or by a third-party bank engaged by the Agent as a special “tri-party” custodian on behalf of the Funds, and the Funds do not have the ability to sell or re-hypothecate those securities.

As of October 31, 2021, securities lending transactions are for equity securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

At October 31, 2021, the total value of securities on loan and the total value of collateral received were as follows:

Fund	Aggregate value of securities on loan	Cash collateral received	*	Non-cash collateral received	Total collateral received
Growth & Income	$8,175,111	$2,294,446		$6,283,148	$8,577,594
Large-Cap Growth	509,065	2		527,920	527,922
Mid-Cap Growth	60,166,125	23,760,711		37,281,405	61,042,116
Quant Small-Cap Equity	58,964,315	26,343,171		34,434,718	60,777,889
Quant Small/Mid-Cap Equity	10,044,668	5,001,558		5,250,898	10,252,456
Social Choice Equity	70,620,643	14,071,115		58,320,133	72,391,248
Social Choice Low Carbon Equity	6,799,737	2,264,489		4,751,314	7,015,803
Emerging Markets Equity	14,133,396	727,240		14,979,710	15,706,950
International Equity	66,914,212	5		75,642,019	75,642,024
International Opportunities	74,582,653	12,669,361		67,494,351	80,163,712
Quant International Small-Cap Equity	16,662,092	10,388,990		7,941,522	18,330,512
Social Choice International Equity	15,913,782	8,109,841		10,324,842	18,434,683
*	May include cash and investment of cash collateral

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended October 31, 2021 were as follows:

	Non-U.S.	Non-U.S.
	government	government
Fund	purchases	sales
Growth & Income	$3,800,764,692	$5,291,723,959
Large-Cap Growth	3,216,704,286	4,246,826,626
Large-Cap Value	780,300,313	2,008,049,557
Mid-Cap Growth	1,466,818,983	1,351,190,437
Mid-Cap Value	1,689,247,013	1,987,128,060
Quant Small-Cap Equity	1,893,958,310	2,571,602,779
Quant Small/Mid-Cap Equity	936,490,275	1,014,187,775
Social Choice Equity	1,724,055,359	1,683,755,930
Social Choice Low Carbon Equity	575,245,252	189,523,591
Emerging Markets Equity	1,795,566,809	1,731,212,138
International Equity	2,174,565,111	1,613,821,596
International Opportunities	634,301,078	594,754,227
Quant International Small-Cap Equity	1,776,614,616	1,507,189,889
Social Choice International Equity	367,049,492	89,566,750

118	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

Private Investment in Public Equity (PIPE): The Funds may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the issuer’s common equity. Shares in PIPEs generally are not registered with the SEC until after a certain time-period from the date the private sale is completed (“Restricted Period”), which can last for several months. Until the public registration process is completed, PIPEs are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause PIPEs to be illiquid during this time.

At October 31, 2021, the following Funds had outstanding purchase commitments related to PIPEs:

			Total
			commitment
Fund	PIPE	Shares	amount
Growth & Income	J1 Holdings Inc.	1,001,000	$10,010,000
Large-Cap Growth	J1 Holdings Inc.	3,133,698	31,336,980
Mid-Cap Growth	J1 Holdings Inc.	814,325	8,142,350
Emerging Markets Equity	J1 Holdings Inc.	722,668	7,226,680
International Opportunities	J1 Holdings Inc.	980,069	9,800,690

Special Purpose Acquisition Companies (SPACs): Also known as a “blank check company,” SPACs are shell companies that have no operations but go public with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (“IPO”). A Fund may purchase units or shares of SPACs that have completed an IPO on a secondary market, during a SPAC’s IPO or through a PIPE offering, if and when the SPAC completes its merger or acquisition. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold.

Note 5—derivative investments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At October 31, 2021, the following Funds have invested in derivative contracts which are reflected in the Statements of assets and liabilities as follows:

	Asset derivatives		Liability derivatives
Derivative contract	Location	Fair value amount	Location	Fair value amount
Growth & Income Fund
Equity contracts	Portfolio investments	$344,444	Written options	$(11,850,903)
Quant Small-Cap Equity Fund
Equity contracts	Futures contracts*	277,237
Social Choice Equity Fund
Equity contracts	Futures contracts*	1,224,561
Social Choice Low Carbon Equity Fund
Equity contracts	Futures contracts*	87,188
	Asset derivatives		Liability derivatives
Derivative contract	Location	Fair value amount	Location	Fair value amount
Emerging Markets Equity Fund
Equity contracts	Portfolio investments	$296,000	Written options	$(96,000)
Social Choice International Equity Fund
Equity contracts	Futures contracts*	3,631
*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of assets and liabilities is only the receivable or payable for variation margin on open futures contracts.

For the year ended October 31, 2021, the effect of derivative contracts on the Funds’ Statements of operations was as follows:

			Change in
			unrealized
		Realized	appreciation
Derivative contract	Location	gain (loss)	(depreciation)
Growth & Income Fund
Equity contracts	Purchased options	$(769,480)	$(31,808)
Equity contracts	Written options	35,182,770	(6,807,436)
Large-Cap Growth Fund
Equity contracts	Written options	439,422	2,305,442
Quant Small-Cap Equity Fund
Equity contracts	Futures contracts	6,951,478	277,237
Social Choice Equity Fund
Equity contracts	Futures contracts	10,742,868	2,621,487
Social Choice Low Carbon Equity Fund
Equity contracts	Futures contracts	2,643,337	528,282
Emerging Markets Equity Fund
Equity contracts	Purchased options	(1,560,288)	(160,849)
Equity contracts	Written options	1,660,857	346,134
Social Choice International Equity Fund
Equity contracts	Futures contracts	2,279,447	182,791

Options: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. Options can be settled either directly with the counterparty (over the counter) or through a central clearinghouse (exchange traded). To manage the risk, the Funds may invest in both equity and index options. The Funds use options contracts for hedging and cash management purposes and to seek to increase total return. Call and put equity options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Index options are written or purchased options in which the underlying investment is a specified index. The exercise of an index option will not result in the physical delivery of the underlier, but a cash transfer of the difference between the settlement price of the underlier and the strike price of the option. Purchased options are included in the Summary portfolio of investments, and written options are separately reflected as a liability in the Statements of assets and liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as a realized gain or loss. Risks may arise upon entering into over the counter options from the

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	119

Notes to financial statements

potential of default by counterparty. Also, risks related to the use of options include possible illiquidity of the options markets, price movements in underlying security values, and losses that may exceed amounts recognized on the Statements of assets and liabilities. During the year ended October 31, 2021, the Growth & Income Fund, Large-Cap Growth Fund, and Emerging Markets Equity Fund had exposure to options, based on underlying notional values, generally between 0% and 8% of net assets. The purchased and written options outstanding as of October 31, 2021 are disclosed in the Summary portfolio of investments and the full Schedules of investments.

Futures contracts: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin receipts or payments are settled daily reflecting changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures contracts against default. During the year ended October 31, 2021, the Quant Small-Cap Equity Fund, Social Choice Equity Fund, Social Choice Low Carbon Equity Fund and Social Choice International Equity Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 4% of net assets. The futures contracts outstanding as of October 31, 2021 are disclosed in the Summary portfolio of investments and the full Schedules of investments.

Note 6—Income tax and other tax matters

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2021, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, certain foreign taxes paid, utilization of tax equalization credits, net operating losses, dividend redesignations, real estate investment trust adjustments and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Net unrealized appreciation (depreciation): At October 31, 2021, net unrealized appreciation (depreciation) based on the aggregate cost of all investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

				Net
		Gross	Gross	unrealized
	Tax	unrealized	unrealized	appreciation
Fund	cost	appreciation	depreciation	(depreciation)
Growth & Income	$3,654,557,524	$3,439,616,728	$(97,357,964)	$3,342,258,764
Large-Cap Growth	3,965,101,966	3,413,096,951	(153,479,870)	3,259,617,081
Large-Cap Value	3,473,904,431	2,089,172,950	(28,289,447)	2,060,883,503
Mid-Cap Growth	1,461,630,361	620,576,669	(42,387,705)	578,188,964
Mid-Cap Value	1,713,449,715	499,833,458	(31,912,154)	467,921,304
Quant Small-Cap Equity	2,307,259,537	934,218,808	(122,476,012)	811,742,796
Quant Small/Mid-Cap Equity	809,014,203	377,905,010	(24,657,660)	353,247,350
Social Choice Equity	4,486,240,954	3,290,758,074	(113,984,335)	3,176,773,739
Social Choice Low Carbon Equity	817,484,050	258,089,748	(17,493,598)	240,596,150
Emerging Markets Equity	1,767,635,343	202,104,363	(315,699,530)	(113,595,167)
International Equity	5,125,148,267	1,789,216,964	(192,594,024)	1,596,622,940
International Opportunities	1,612,780,486	988,686,654	(58,179,467)	930,507,187
Quant International Small-Cap Equity	1,449,241,694	237,094,779	(98,361,776)	138,733,003
Social Choice International Equity	809,540,622	184,797,246	(24,055,775)	160,741,471

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting.

120	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

Distributions to shareholders: The tax character of distributions paid to shareholders during the years ended October 31, 2021 and October 31, 2020 was as follows:

	10/31/2021			10/31/2020
	Ordinary	Long-term		Ordinary	Long-term
Fund	income	capital gains	Total	income	capital gains	Total
Growth & Income	$57,606,075	$336,070,107	$393,676,182	$94,655,539	$317,000,212	$411,655,751
Large-Cap Growth	613,008,989	1,208,858,455	1,821,867,444	32,073,551	226,841,678	258,915,229
Large-Cap Value	108,623,018	–	108,623,018	127,817,787	–	127,817,787
Mid-Cap Growth	15,281,591	160,029,392	175,310,983	1,432,788	143,729,533	145,162,321
Mid-Cap Value	33,282,878	–	33,282,878	64,499,632	443,853,676	508,353,308
Quant Small-Cap Equity	19,836,676	–	19,836,676	29,660,062	119,163,976	148,824,038
Quant Small/Mid-Cap Equity	9,707,535	11,198,314	20,905,849	9,170,076	33,371,223	42,541,299
Social Choice Equity	83,047,279	–	83,047,279	90,118,246	139,653,182	229,771,428
Social Choice Low Carbon Equity	7,175,755	3,861,188	11,036,943	3,087,118	3,366,750	6,453,868
Emerging Markets Equity	32,233,466	113,117,267	145,350,733	34,679,261	–	34,679,261
International Equity	77,064,767	–	77,064,767	88,787,917	–	88,787,917
International Opportunities	19,274,950	41,432,472	60,707,422	27,766,069	–	27,766,069
Quant International Small-Cap Equity	29,136,779	–	29,136,779	39,102,446	–	39,102,446
Social Choice International Equity	9,107,383	–	9,107,383	4,650,242	–	4,650,242

Components of accumulated earnings: As of October 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized	Capital
	ordinary	long-term	appreciation	loss
Fund	income	capital gains	(depreciation)	carryover	Total
Growth & Income	$250,238,341	$796,129,201	$3,342,258,738	$–	$4,388,626,280
Large-Cap Growth	320,994,451	363,177,984	3,259,612,057	–	3,943,784,492
Large-Cap Value	67,029,469	388,392,998	2,060,882,306	–	2,516,304,773
Mid-Cap Growth	49,509,691	198,570,250	578,189,630	–	826,269,571
Mid-Cap Value	124,604,592	156,539,349	467,922,461	–	749,066,402
Quant Small-Cap Equity	207,254,550	317,274,685	811,742,796	–	1,336,272,031
Quant Small/Mid-Cap Equity	107,927,995	82,915,672	353,247,350	–	544,091,017
Social Choice Equity	197,177,205	463,761,161	3,176,773,739	–	3,837,712,105
Social Choice Low Carbon Equity	21,499,124	35,586,711	240,596,150	–	297,681,985
Emerging Markets Equity	199,530,876	123,042,526	(120,095,075)	–	202,478,327
International Equity	199,189,003	–	1,596,539,628	(195,815,569)	1,599,913,062
International Opportunities	35,368,326	159,526,627	929,947,986	–	1,124,842,939
Quant International Small-Cap Equity	50,508,885	47,416,556	135,831,644	–	233,757,085
Social Choice International Equity	23,333,767	4,881,724	160,704,877	–	188,920,368

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of straddle losses, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies, and the treatment of short-term gain as ordinary income for tax purposes.

In certain circumstances, a fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). A fund may also accept portfolio securities rather than cash as payment for a purchase of fund shares (in-kind purchase). During the year ended October 31, 2021, Growth & Income Fund received $641,822,730 of securities from in-kind purchase transactions. The Quant Small-Cap Equity Fund received $74,734,099 of securities from in-kind purchase transactions.

Capital loss carryovers: At October 31, 2021, the following Fund had capital loss carryovers, which will not expire.

Fund	Short-term	Long-term	Total
International Equity	$195,815,569	$–	$195,815,569

For the year ended October 31, 2021, the Large-Cap Value, Mid-Cap Value, Quant Small-Cap Equity, International Equity, Quant International Small-Cap Equity, and Social Choice International Equity Funds utilized $122,578,562, $98,928,036, $152,157,004, $112,002,314, $161,737,400, and $3,973,282 of capital loss carryover available from prior years respectively.

The capital loss carryover for the Large-Cap Value, Mid-Cap Value, Quant Small-Cap Equity, Quant International Small-Cap Equity, and Social Choice International Equity Funds were reduced to zero as a result of this utilization.

Note 7—investment adviser and other transactions with affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	121

Notes to financial statements

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of operations are paid to Advisors under the Service Agreement.

Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates Nuveen Securities for providing distribution, promotional, and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensates Nuveen Securities for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

Advisors has contractually agreed to waive and/or reimburse Class W’s shares’ Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses, trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees. The Management fees and Other expenses of Class W shares that have been waived by Advisors may be incurred directly or indirectly, all or in part, by investors in Class W shares.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of October 31, 2021, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

			Investment
	Investment		management
	management		fee–effective	Service
	fee range		rate	agreement fee	Distribution fee			Maximum expense amounts‡
				Retirement	Premier	Retail		Institutional		Advisor		Premier		Retirement		Retail		Class
Fund				Class	Class	Class		Class		Class		Class		Class		Class		W	§
Growth & Income*	0.300%–0.450%		0.390%	0.250%	0.150%	0.250%		0.520%		0.670%		0.670%		0.770%		0.910%		0.520%
Large-Cap Growth*	0.300–0.450	[e]	0.390	0.250	0.150	0.250		0.520	[e]	0.670	[e]	0.670	[e]	0.770	[e]	0.910	[e]	0.520	[e]
Large-Cap Value*	0.300–0.450	[f]	0.400	0.250	0.150	0.250		0.520	[f]	0.670	[f]	0.670	[f]	0.770	[f]	0.910	[f]	0.520	[f]
Mid-Cap Growth*	0.290–0.480		0.440	0.250	0.150	0.250		0.550		0.700		0.700		0.800		0.940		–
Mid-Cap Value*	0.290–0.480	[c]	0.430	0.250	0.150	0.250		0.550	[c]	0.700	[c]	0.700	[c]	0.800	[c]	0.940	[c]	–
Quant Small-Cap Equity*	0.270–0.460	[g]	0.400	0.250	0.150	0.250	[h]	0.530	[g]	0.680	[g]	0.680	[g]	0.780	[g]	0.920	[g]	0.530	[g]
Quant Small/Mid-Cap Equity*	0.270–0.460		0.440	0.250	0.150	0.250		0.530		0.680		0.680		0.780		0.920		0.530
Social Choice Equity	0.150	[d]	0.150	0.250	0.150	0.250		0.220	[d]	0.370	[d]	0.370	[d]	0.470	[d]	0.610	[d]	–
Social Choice Low Carbon Equity*	0.200–0.250		0.250	0.250	0.150	0.250		0.320		0.470		0.470		0.570		0.710		–
Emerging Markets Equity*	0.700–0.850		0.840	0.250	0.150	0.250		0.950		1.100		1.100	[a]	1.200	[a]	1.340		0.950
International Equity*	0.350–0.500		0.440	0.250	0.150	0.250		0.600		0.750		0.750		0.850		0.990		0.600
International Opportunities*	0.450–0.600		0.580	0.250	0.150	0.250		0.700		0.850		0.850	[b]	0.950	[b]	1.090		0.700
Quant International Small-Cap Equity*	0.500–0.650	[i]	0.640	0.250	0.150	0.250		0.750	[i]	0.900	[i]	0.900	[i]	1.000	[i]	1.140	[i]	0.750	[i]
Social Choice International Equity*	0.250–0.300		0.300	0.250	0.150	0.250		0.400		0.550		0.550		0.650		0.790		–
*	These Funds are subject to a breakpoint schedule on their investment management fees, which reduces these fees as the Fund’s net assets increase.
‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 28, 2022. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.
§	Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed with approval of the Board of Trustees.
[a]	Effective May 1, 2021, Advisors agreed to voluntarily waive a portion of the expense cap for the Emerging Markets Equity Fund Premier Class and Retirement Class. The expense caps are 0.970% for the Premier Class and 0.970% for the Retirement Class. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2021, the expense caps were 0.980% for the Premier Class and the Retirement Class.
[b]	Effective May 1, 2021, Advisors agreed to voluntarily waive a portion of the expense cap for the International Opportunities Fund Premier Class and Retirement Class. The expense caps are 0.700% for the Premier Class and 0.700% for the Retirement Class. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2021, the expense caps were 0.765% for the Premier Class and the Retirement Class.
[c]	Effective May 1, 2021, Advisors agreed to voluntarily waive a portion of the investment management fee for the Mid-Cap Value Fund. The investment management fee range after the waiver is 0.285%–0.475% of daily average net assets. The expense caps are 0.545% for the Institutional Class, 0.695% for the Advisor Class and the Premier Class, 0.795% for the Retirement Class, and 0.935% for the Retail Class. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval.

122	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

[d]	Effective May 1, 2021, Advisors agreed to voluntarily waive a portion of the investment management fee for the Social Choice Equity Fund. The investment management fee after the waiver is 0.145% of daily average net assets. The expense caps are 0.215% for the Institutional Class, 0.365% for the Advisor Class and the Premier Class, 0.465% for the Retirement Class, and 0.605% for the Retail Class. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2021, the investment management fee was 0.140% of daily average net assets. In addition, the expense caps were 0.210% for the Institutional Class, 0.360% for the Advisor Class and the Premier Class, 0.460% for the Retirement Class and 0.600% for the Retail Class.
[e]	Prior to May 1, 2021, Advisors agreed to voluntarily waiver a portion of the management fee for the Large-Cap Growth Fund. The investment management fee range after the waiver was 0.295%–0.445% of daily average net assets. In addition, prior to May 1, 2021, the expense caps were 0.515% for the Institutional Class, 0.665% for the Advisor Class and the Premier Class, 0.765% for the Retirement Class, 0.905% for the Retail Class and 0.515% for Class W.
[f]	Prior to May 1, 2021, Advisors agreed to voluntarily waiver a portion of the management fee for the Large-Cap Value Fund. The investment management fee range after the waiver was 0.290%–0.440% of daily average net assets. In addition, prior to May 1, 2021, the expense caps were 0.510% for the Institutional Class, 0.660% for the Advisor Class and the Premier Class, 0.760% for the Retirement Class, 0.900% for the Retail Class and 0.510% for Class W.
[g]	Prior to May 1, 2021, Advisors agreed to voluntarily waiver a portion of the management fee for the Quant Small-Cap Equity Fund. The investment management fee range after the waiver was 0.265%–0.455% of daily average net assets. In addition, prior to May 1, 2021, the expense caps were 0.525% for the Institutional Class, 0.675% for the Advisor Class and the Premier Class, 0.775% for the Retirement Class, 0.915% for the Retail Class and 0.525% for Class W.
[h]	Prior to May 1, 2021, Advisors agreed to voluntarily waiver a portion of the distribution 12b-1 fee by 0.050% for the Retail Class of the Quant Small-Cap Equity Fund. The distribution fee after the waiver was 0.200%.
[i]	Prior to May 1, 2021, Advisors agreed to voluntary waive a portion of the investment management fee for the Quant International Small-Cap Equity Fund. The investment management fee after the waiver was 0.450%–0.600% of daily average net assets. In addition, prior to May 1, 2021, the expense caps were 0.700% for the Institutional Class, 0.850% for the Advisor Class and the Premier Class, 0.840% for the Retirement Class 1.090% for the Retail Class, and 0.700% for Class W.

Income, reflected in Payment from affiliate on the Statements of operations, reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly. The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the year ended October 31, 2021, the Funds engaged in the following security transactions with affiliated entities:

			Realized gain
Fund	Purchases	Sales	(loss)
Growth & Income	$2,832,423	$7,056,848	$1,852,029
Large-Cap Growth	16,608,405	369,713,301	45,532,806
Large-Cap Value	5,743,227	102,954,090	15,221,706
Mid-Cap Growth	66,392,991	33,553,470	5,844,057
Mid-Cap Value	665,750	17,228,692	1,770,896
Quant Small-Cap Equity	3,315,200	6,025,142	2,744,901
Quant Small/Mid-Cap Equity	13,259,425	147,874,954	21,810,493
Social Choice Equity	56,458,931	2,231,567	39,518
Social Choice Low Carbon Equity	115,201,021	438,684	27,384
Emerging Markets Equity	779,131	3,658,667	(351,773)
International Equity	507,019	224,169,225	37,898,074
International Opportunities	472,419	798,235	(1,131,205)
Quant International Small-Cap Equity	191,293	337,802	225,492

A registered separate account of TIAA (collectively “TIAA Access”) has various sub-accounts that invest in the Funds, and certain funds within the Trust also make investments in the Funds. The following is the percentage of the Funds’ shares owned by TIAA and other funds within the Trust as of October 31, 2021:

			TIAA-CREF
	TIAA-CREF	TIAA-CREF	Managed
Underlying Fund	Lifecycle Funds	Lifestyle Funds	Allocation Fund	TIAA Access	Total
Growth & Income	42%	2%	1%	5%	50%
Large-Cap Growth	44	2	1	3	50
Large-Cap Value	52	2	1	9	64
Mid-Cap Growth	–	–	–	17	17
Mid-Cap Value	–	–	–	20	20
Quant Small-Cap Equity	27	1	1	9	38
Quant Small/Mid-Cap Equity	84	3	2	–	89
Social Choice Equity	–	–	–	5	5
Social Choice Low Carbon Equity	–	–	–	3	3
Emerging Markets Equity	74	3	2	1	80
International Equity	45	2	1	8	56
International Opportunities	86	3	2	–	91
Quant International Small-Cap Equity	93	4	2	–	99
Social Choice International Equity	–	–	–	2	2

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	123

Notes to financial statements	concluded

Companies in which a Fund holds 5% or more of the outstanding voting shares are considered “affiliated companies” of the Fund, pursuant to the 1940 Act. Information regarding transactions with affiliated companies is as follows:

						Change in
	Value at					unrealized			Shares at	Value at
	October 31,	Purchases	Sales	Realized		appreciation		Dividend	October 31,	October 31,
Issue	2020	cost	proceeds	gain (loss	)	(depreciation	)	income	2021	2021
Emerging Markets Equity Fund Common stock Uruguay
Arcos Dorados Holdings, Inc	$40,137,147	$ –	$ –	$ –		$8,168,633		$ –	10,126,998	$48,305,780

Note 8—emerging markets risks

The Emerging Markets Equity Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 9—inter-fund lending program

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an inter-fund lending program. This program allows the Funds to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes, (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the year ended October 31, 2021, there were no inter-fund borrowing or lending transactions.

Note 10—line of credit

The Funds participate in a $1 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 15, 2021 expiring on June 14, 2022, replacing the previous facility, which expired June 2021. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended October 31, 2021, there were no borrowings under this credit facility by the Funds.

124	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, TIAA-CREF Social Choice Equity Fund, TIAA-CREF Social Choice Low Carbon Equity Fund, TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Small-Cap Equity Fund and TIAA-CREF Social Choice International Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, TIAA-CREF Social Choice Equity Fund, TIAA-CREF Social Choice Low Carbon Equity Fund, TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Small-Cap Equity Fund and TIAA-CREF Social Choice International Equity Fund (fourteen of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
December 16, 2021

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	125

Important tax information (unaudited)

For the fiscal year ended October 31, 2021, the TIAA-CREF Funds designate the following distribution amounts (or the maximum amount allowable) as being from net long-term capital gains.

Fund	Long-term capital gains
Growth & Income	$455,355,389
Large-Cap Growth	1,249,350,858
Large-Cap Value	32,012,076
Mid-Cap Growth	172,253,265
Mid-Cap Value	20,328,227
Quant Small-Cap Equity	38,167,144
Quant Small/Mid-Cap Equity	30,829,429
Social Choice Equity	34,145,567
Social Choice Low Carbon Equity	5,857,184
Emerging Markets Equity	140,891,617
International Equity	–
International Opportunities	56,231,957
Quant International Small-Cap Equity	368,808
Social Choice International Equity	558,056

For the fiscal year ended October 31, 2021, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualified dividends.

Fund	Percentage
Growth & Income	100.0%
Large-Cap Growth	7.1
Large-Cap Value	100.0
Mid-Cap Growth	34.2
Mid-Cap Value	100.0
Quant Small-Cap Equity	100.0
Quant Small/Mid-Cap Equity	68.1
Social Choice Equity	100.0
Social Choice Low Carbon Equity	100.0
Emerging Markets Equity	48.7
International Equity	100.0
International Opportunities	62.3
Quant International Small-Cap Equity	47.2
Social Choice International Equity	92.4

For the fiscal year ended October 31, 2021, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage
Growth & Income	100.0%
Large-Cap Growth	5.9
Large-Cap Value	99.3
Mid-Cap Growth	29.5
Mid-Cap Value	93.6
Quant Small-Cap Equity	100.0
Quant Small/Mid-Cap Equity	65.9
Social Choice Equity	100.0
Social Choice Low Carbon Equity	100.0
Emerging Markets Equity	–
International Equity	1.6
International Opportunities	–
Quant International Small-Cap Equity	–
Social Choice International Equity	–

For the year ended October 31, 2021 the TIAA-CREF Funds received the following amounts of income that was from foreign sources:

Fund	Foreign source income	Foreign source income per share
Emerging Markets Equity	$26,832,510	$0.18930
International Equity	228,858,924	0.48560
International Opportunities	29,664,258	0.23385
Quant International Small-Cap Equity	32,654,922	0.25967
Social Choice International Equity	26,155,486	0.37254

For the year ended October 31, 2021 the TIAA-CREF Funds have elected to pass through the following amounts of foreign taxes paid:

Fund	Foreign taxes paid	Foreign source taxes paid per share
Emerging Markets Equity	$6,576,289	$0.04640
International Equity	20,476,127	0.04345
International Opportunities	2,121,963	0.01673
Quant International Small-Cap Equity	2,926,248	0.02327
Social Choice International Equity	1,866,599	0.02659

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2021, which will be reported in conjunction with your 2021 Form 1099-DIV.

By early 2022, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

126	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

Trustees and officers (unaudited)

TIAA-CREF Funds ■ October 31, 2021

Trustees

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and other relevant experience and qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	88	Director, Save the Children Federation, Inc.; Investment Committee Member, Maine Community Foundation.
Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2019.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans at Johnson & Johnson (2002–2006). Manager, Financial Services Consultant, KPMG Consulting (2000–2002).	88	Board member, Lumina Foundation and Waterside School; Investment Advisory Committee Chair, Seattle City Employees’ Retirement System; Investment Committee Member, The Seattle Foundation.
Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management, Northwestern University (2002–2011 and since 2013), Senior Associate Dean for Strategy and Academics (since 2020) and Chair of the Finance Department (2005–2007). Vice President, American Economic Association (2020). Assistant Secretary for Economic Policy, United States Department of the Treasury (2011–2013).	88	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC;
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and of certain funds advised by American Beacon Advisors, Inc.	88	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC. Chief Operating Officer, DDJ Capital Management (2003–2006).	88	Trustee, Dexter Southfield School; Member, Governing Council of the Independent Directors Council.
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Adviser to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	88	Director, Commonwealth (non-profit organization).
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Indefinite term. Trustee since 2011; Chairman for term ending June 30, 2023. Chairman since September 13, 2017.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	88	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Investment Committee Member, Sansum Clinic; Director, ParentSquare; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer (since 2008) and Program Director (1990–2008), National Bureau of Economic Research. Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT.	88	Director, National Bureau of Economic Research; Trustee, Alfred P. Sloan Foundation; Member, Congressional Budget Office Panel of Economic Advisers.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	127

Trustees and officers (unaudited)

TIAA-CREF Funds ■ October 31, 2021

Trustees — concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and other relevant experience and qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018); Chairman and Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers, Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	88	Director, TheraTrue Inc.
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	George Kozmetsky Centennial University Distinguished Chair and Executive Director of the Global Sustainability Leadership Institute and Professor (since 1987), McCombs School of Business, University of Texas at Austin. Charles E. and Sarah M. Seay Regents Chair of Finance (2002–2021), Co-Executive Director, Social Innovation Initiative (since 2015), Director, AIM Investment Center (2000–2016), Associate Dean for Research (2011–2016), Chairman, Department of Finance (2002–2011), McCombs School of Business, University of Texas at Austin. President (2019-2020), Vice President (2013–2018), Society of Financial Studies. President (since 2020), Vice President (2019–2020) American Finance Association.	88	Texa$aver Product Committee Member, Employees Retirement System of Texas.

Officers

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”).
Derek B. Dorn TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1976	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2020.	Senior Managing Director and Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”) and the TIAA-CREF Fund Complex. Formerly, Managing Director, Special Assistant to the CEO, and Managing Director, Regulatory Affairs, TIAA. Prior to joining TIAA, Mr. Dorn served as a partner at Davis & Harman LLP and an adjunct professor of Law at Georgetown University Law Center.
John L. Douglas TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Executive Vice President	One-year term. Executive Vice President since 2021.	Senior Executive Vice President, Chief Legal Risk & Compliance Officer at TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Senior Advisor to the CEO, and Senior Executive Vice President, Chief Advocacy & Oversight Officer. Prior to joining TIAA, Mr. Douglas was a Partner at Davis Polk & Wardwell LLP.

128	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

concluded

Officers — concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.	Executive Vice President, Chief Operating Officer, Nuveen. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds. President and Chief Executive Officer of CREF and TIAA Separate Account VA-1. Formerly, Senior Managing Director, Co-Head Nuveen Equities & Fixed Income and President of TIAA Investments.
Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, President and Chief Investment Officer, Nuveen; Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments; and Senior Managing Director, President, Global Investments, TIAA.
David Nason TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1970	Executive Vice President	One-year term. Executive Vice President since 2020.	Senior Executive Vice President, Chief Operating Officer of TIAA. Formerly, Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, Chief Risk and Compliance Officer, TIAA. Prior to joining TIAA, Mr. Nason served as President and CEO of GE Energy Financial Services.
Phillip T. Rollock TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2018.	Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex. Formerly, Executive Vice President, Deputy Chief Legal Officer, TIAA and Senior Managing Director, Senior General Counsel and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.
E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.	Senior Managing Director, Head, Publics Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Fund Complex; and Vice President and Controller of the Nuveen Funds. Formerly, Managing Director, Head, TC Fund Administration, Nuveen.
Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.	Senior Executive Vice President, Chief People Officer of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.
Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, tiaa.org, or by calling 800 223-1200.

TIAA-CREF Funds: Equity Funds ■ 2021 Annual Report	129

Additional information about index providers (unaudited)

Russell Indexes

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Standard & Poor’s Index

The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Growth & Income Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the fund with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the fund. S&P Dow Jones Indices has no obligation to take the needs of the fund or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the fund or the timing of the issuance or sale of fund shares or in the determination or calculation of the equation by which fund shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE FUND, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

MSCI Indexes

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

130	2021 Annual Report ■ TIAA-CREF Funds: Equity Funds

How to reach us

Websites

TIAA.org
nuveen.com

Automated telephone service

800-842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800-842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not Federal Deposit Insurance Corporation (FDIC) insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Nuveen Securities, LLC and TIAA-CREF Individual & Institutional Services, LLC, members FINRA, distribute securities products.

This material is for informational or educational purposes only and does not constitute fiduciary investment advice under ERISA, a securities recommendation under all securities laws, or an insurance product recommendation under state insurance laws or regulations. This material does not take into account any specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on the investor’s own objectives and circumstances.

©2021 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206

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TIAA-CREF Funds	October 31, 2021

TIAA-CREF
Equity Index Funds

The annual report contains the audited financial statements.

Fund name	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W
Equity Index Fund	TIEIX	TEIHX	TCEPX	TIQRX	TINRX	TEQWX
Large-Cap Growth Index Fund	TILIX	TRIHX	—	TRIRX	—	TRIWX
Large-Cap Value Index Fund	TILVX	THCVX	—	TRCVX	—	THCWX
S&P 500 Index Fund	TISPX	TISAX	—	TRSPX	—	TISWX
Small-Cap Blend Index Fund	TISBX	TRHBX	—	TRBIX	—	—
Emerging Markets Equity Index Fund	TEQLX	TEQHX	TEQPX	TEQSX	TEQKX	TENWX
International Equity Index Fund	TCIEX	TCIHX	TRIPX	TRIEX	—	TCIWX

Annual
Report

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the TIAA-CREF Funds’ (the “Funds”) annual and semiannual shareholder reports will not be sent to you by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on TIAA’s website, TIAA.org, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by either (1) updating your account settings at TIAA.org/eDelivery, if you invest in the Funds directly or hold your Fund shares through a TIAA-affiliated financial intermediary, account or retirement plan (each, a “TIAA Account”), or (2) contacting your financial intermediary (such as a broker/dealer or bank) through which you hold Fund shares.

If you invest directly with the Funds or through a TIAA Account, you may elect to receive all future shareholder reports in paper free of charge by updating your account settings at TIAA.org/eDelivery or by calling 800-842-2252 during regular business hours. If you invest through another financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Funds or through a TIAA Account, or to all funds held through your financial intermediary.

Understanding this report

For the purposes of this report, “TIAA-CREF Funds” refers only to the TIAA-CREF Equity Index Funds listed on the cover of this report.

This annual report contains information about certain TIAA-CREF Funds and describes their results for the twelve months ended October 31, 2021. The report contains four main sections:

•	A letter from Brad Finkle, President of the TIAA-CREF Fund Complex.
•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of October 31, 2021.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. To see the risks of investing in any fund, please read the latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our websites at TIAA.org or nuveen.com, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	3

Brad Finkle

Letter to investors

Global stock markets delivered strong gains for the twelve months ended October 31, 2021. The U.S. economy expanded at a robust pace as COVID-19 restrictions were eased and business activity increased. The Federal Reserve maintained an accommodative monetary policy, while the federal government continued to provide fiscal stimulus. Economic recovery was mixed elsewhere around the world as growth rates varied among individual countries and regions. For the twelve months:

•  The Russell 3000® Index, which measures the performance of the broad U.S. stock market, climbed 43.9%. Please see page 8 for benchmark definitions.

•  The MSCI EAFE® Index, which represents stocks in 21 developed-markets nations outside North America, gained 34.2%.

•  The MSCI Emerging Markets Index, which tracks the performance of stocks in 27 developing nations, returned 17.0%.

•  All seven TIAA-CREF Equity Index Funds (Institutional Class) posted double-digit gains for the period.

U.S. economy grew at a solid pace

Domestic stocks registered impressive gains for the twelve months as the economy grew at a solid pace, and the country continued to recover from the pandemic. The U.S. economy expanded during the fourth quarter of 2020, and growth accelerated over the following six months. Economic activity slowed late in the period as supply-chain bottlenecks limiting the delivery of certain products were felt throughout the country, and companies struggled to find workers. Unemployment declined steadily during the period, while inflation accelerated. The Fed maintained short-term interest rates at historically low levels but planned to reduce the pace of its bond-buying program designed to support the economy and credit markets.

For the twelve months, small-cap stocks outperformed large caps, while value shares outpaced growth equities across all size categories. (Returns by investment style and capitalization size are based on the Russell indexes.)

Foreign developed markets delivered impressive returns

Foreign developed-markets stocks climbed higher despite varying rates of economic growth around the world. The economy of the 19-nation euro area contracted in the fourth quarter of 2020 and the first quarter of 2021 before returning to moderate growth over the next two quarters. Among developing markets, China’s economy expanded at an impressive pace early in the period, but growth decelerated year-over-year during the second and third quarters of 2021. The European Central Bank and the Bank of England both maintained benchmark interest rates at near-zero levels over the twelve months.

Emerging markets lagged foreign developed and U.S. stocks

Broad gains by emerging-markets equities were partially offset by a decline in Chinese stocks. Nearly all of the 27 countries tracked by the MSCI Emerging Markets Index posted positive returns. However, China is by far the index’s largest component, accounting for almost 35.0% of its weighting at the end of the period. Stocks in Taiwan and South Korea, the next two largest components in the index, both produced gains that surpassed the overall return of the benchmark.

4	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

All index funds posted strong gains

All of the TIAA-CREF Equity Index Funds registered double-digit gains for the twelve months. Each fund invests in a portfolio that attempts to match the risk and return characteristics of its benchmark index at a low-cost-per-invested dollar. The funds’ performance includes a deduction for expenses, while the returns of their respective indexes do not. The funds’ twelve-month returns ranged from 50.8% for the Small-Cap Blend Index Fund to 15.8% for the Emerging Markets Equity Index Fund. (All fund returns are for the Institutional Class.)

The Small-Cap Blend Index Fund performed best with sizable double-digit gains.

The Equity Index Fund advanced 43.8% and the S&P 500 Index Fund rose 42.8%. The Large-Cap Value Index Fund posted a gain of 43.7%, while its growth counterpart, the Large-Cap Growth Index Fund returned 43.1%.

Among TIAA-CREF’s international equity index portfolios, the International Equity Index Fund rose 34.1%. The Emerging Markets Equity Index Fund returned a more modest gain.

A detailed overview of the financial markets during the twelve-month period appears on page 6, and a discussion of how each fund performed in relation to its benchmark begins on page 10.

Staying on course to achieve long-term goals

Over the last twelve months, the global economy has rebounded strongly from the COVID-19 pandemic, showing an impressive resilience and alleviating the concerns of many investors. The events of the past two years illustrate two key investment principles. First, no one can predict the future direction of the financial markets. Secondly, as a result, it is important to have a long-term financial plan and stay focused on that plan during the inevitable periods of volatility. We believe that by working with a financial advisor and maintaining a diversified portfolio of mutual funds that invest in different asset classes—including equities—investors can achieve their long-term investment objectives. Of course, diversification does not guarantee against market losses.

If you have any questions or would like to talk about the current status of your portfolio, please don’t hesitate to contact your financial advisor or call a TIAA financial consultant at 800-842-2252. We are always here to help.

/s/ Brad Finkle

Brad Finkle

President of the TIAA-CREF Fund Complex

TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	5

Market monitor

Strong market rally led stocks higher

For the twelve-month period ended October 31, 2021, U.S. equities registered powerful gains as the country continued its economic expansion. The Russell 3000® Index, a broad measure of U.S. stock market performance, advanced by an impressive 43.9%, while international developed- and emerging-markets equities recorded double-digit returns.

U.S. economy expanded at a robust pace

During the period, the U.S. economy grew as pandemic-related restrictions continued to ease and businesses returned to a more normal pace of activity. Government stimulus and strong consumer spending also helped drive a rate of expansion that peaked in the middle of the period. Economic growth slowed in the third quarter of 2021 amid concerns over a spike in inflation, as energy prices rose and supply-chain bottlenecks became more widespread. Real gross domestic product (GDP), which measures the value of all goods and services produced in the United States, grew at an annualized rate of 4.5% during the fourth quarter of 2020. GDP expanded by 6.3% in the first quarter of 2021 and 6.7% in the second before slowing to 2.0% in the third quarter of the year, according to the government’s “advance” estimate.

The unemployment rate declined steadily throughout the period, falling from 6.7% in November 2020 to 4.6% in October 2021—its lowest level since March 2020.

Small-cap value stocks led performance

U.S. stocks surpassed foreign equities

Source: U.S. large-cap growth: Russell 1000® Growth Index; U.S. large-cap value: Russell 1000 Value Index; U.S. mid-cap growth: Russell Midcap® Growth Index; U.S. mid-cap value: Russell Midcap Value Index; U.S. small-cap growth: Russell 2000® Growth Index; U.S. small-cap value: Russell 2000 Value Index; Foreign developed markets: MSCI EAFE® Index; Emerging markets: MSCI Emerging Markets Index. Twelve-month returns as of October 31, 2021.

Annualized core inflation, which includes all items except food and energy, rose 4.6% in October 2021. Meanwhile, oil prices moved sharply higher amid growing demand. The price of West Texas Intermediate (WTI) crude oil climbed from nearly $37 per barrel on November 2, 2020, to more than $83 on October 29, 2021. WTI prices peaked at more than $85 per barrel in the final week of the period, the highest level in seven years.

Value stocks and small-cap shares performed best

Among U.S. stock market investment styles, small-cap shares outpaced large- and mid-cap equities, while value stocks topped growth shares in all size categories. Small-cap stocks advanced 50.8%, while mid-cap shares gained 45.4% and large-cap equities returned 43.5%. Among small caps, value stocks advanced 64.3%, while growth shares gained 38.5%. Within the mid-cap category, value shares returned 48.6% and growth stocks advanced 39.4%. Large-cap value equities gained 43.8%, while large-cap growth shares returned 43.2%. (Returns by investment style and capitalization size are based on the Russell indexes.)

Foreign stocks also posted strong returns, though most of their gains were achieved early in the period. The MSCI EAFE® Index, which tracks stock performance in 21 developed-markets countries outside North America, advanced 34.2%. The MSCI Emerging Markets Index returned 17.0%.

Economic growth boosted U.S. stocks

For the twelve-month period, U.S. equities appreciated as the economy expanded, albeit at a slower pace in the third quarter of 2021. The Federal Reserve kept the federal funds target rate unchanged, maintaining the key short-term interest-rate measure at 0.00%–0.25%. The Fed also continued a bond-buying program to support the economy and credit markets during the period, though policymakers said they intended to begin tapering the size of monthly purchases beginning in November 2021.

Economic recovery was mixed elsewhere around the world. The economy of the 19-nation euro area contracted year-over-year in the fourth quarter of 2020 and the first quarter of 2021 before expanding at moderate rates over the following two quarters. China’s economy grew by 6.5% year-over-year in the fourth quarter of 2020 and by a remarkable 18.3% in the first quarter of 2021. In the second and third quarters, however, China’s year-over-year growth decelerated to 7.9% and 4.9%, respectively. Most global central banks continued to maintain highly accommodative monetary policies. The European Central Bank left its benchmark interest rates unchanged within a near-zero range, while the Bank of England held its benchmark rate at 0.1%.

6	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our websites at TIAA.org or nuveen.com; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-PORT filings. Form N-CSR filings are as of October 31 or April 30; Form N-PORT filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. Call 202-551-8090 for more information.

Proxy voting

TIAA-CREF Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, LLC. The members of these teams are responsible for the day-to-day investment management of the funds.

TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	7

About the funds’ benchmarks

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI EAFE® Index measures the performance of the leading stocks in 21 developed-markets countries outside North America—in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index measures the performance of the leading stocks in 27 emerging-markets countries in Europe, Asia, Africa, Latin America and the Middle East.

Large-cap indexes

The S&P 500® Index is a market capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark indexes, please read the funds’ latest prospectus.

Russell 1000, Russell 2000 and Russell 3000 are trademarks and service marks of Frank Russell Company. TIAA products are not promoted or sponsored by, or affiliated with, Frank Russell Company. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of Standard & Poor’s Financial Services, LLC, a division of S&P Global.

8	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear in this report are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2021–October 31, 2021).

Actual expenses

The first section in each table uses the Fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second section in each table shows hypothetical account values and expenses based on the Fund’s actual expense ratio for each share class for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the share class’ actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	9

Equity Index Fund

Expense example

Six months ended October 31, 2021

Equity Index Fund	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21– 10/31/21)
Actual return
Institutional Class	$1,000.00	$1,097.81	$0.26
Advisor Class	1,000.00	1,096.78	0.90
Premier Class	1,000.00	1,096.74	1.06
Retirement Class	1,000.00	1,096.35	1.53
Retail Class	1,000.00	1,096.02	1.69
Class W	1,000.00	1,097.78	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,024.95	0.26
Advisor Class	1,000.00	1,024.35	0.87
Premier Class	1,000.00	1,024.20	1.02
Retirement Class	1,000.00	1,023.74	1.48
Retail Class	1,000.00	1,023.59	1.63
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.05% for the Institutional Class, 0.17% for the Advisor Class, 0.20% for the Premier Class, 0.29% for the Retirement Class, 0.32% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2021
Information technology	27.4
Health care	13.2
Consumer discretionary	12.6
Financials	12.0
Communication services	9.7
Industrials	8.9
Consumer staples	5.1
Real estate	3.4
Energy	2.8
Materials	2.4
Utilities	2.3
Short-term investments, other assets &liabilities, net	0.2
Total	100.0

Performance for the twelve months ended October 31, 2021

The Equity Index Fund returned 43.84% for the Institutional Class, compared with the 43.90% return of its benchmark, the Russell 3000® Index. The performance table shows returns for all share classes of the Fund.

For the twelve-month period, the Fund’s return underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

U.S. stocks posted strong gains as economy expanded

The U.S. economy grew at a robust pace throughout the period as business activity continued to return to normal. Government fiscal support and strong consumer spending aided the recovery, though expansion slowed late in the period amid price pressures due to supply-chain bottlenecks. The unemployment rate declined steadily during the period, falling to 4.6% in October 2021. Core inflation, which includes all items except food and energy, rose 4.6% for the twelve months ended in October. Oil prices increased sharply, reaching their highest level in seven years.

Stock markets posted double-digit returns across all size and style categories for the period. Equities benefited from the economy’s growth and an accommodative monetary policy. The Federal Reserve maintained historically low interest rates throughout the period, keeping the federal funds target rate unchanged at 0.00%–0.25%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 43.90%. Small-cap equities outperformed larger and mid-sized stocks, while value shares outpaced growth stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Information technology drove the benchmark higher

All eleven industry sectors in the Russell 3000 Index generated substantial gains for the twelve months. Information technology—the largest sector, representing nearly 27.0% of the index’s total market capitalization on October 31, 2021—advanced 47.0% and contributed close to one-third of the index’s return for the period. The financials and consumer discretionary sectors were the next-largest contributors, with gains of 71.0% and 43.8%, respectively. Together, these three sectors accounted for more than one-half of the index’s total market capitalization on October 31, 2021. Energy produced the strongest return, rising 116.5%; however, the sector made a smaller contribution due to its low weighting in the index. Utilities, up 12.2%, and consumer staples, up 19.7%, posted the smallest gains.

Three of benchmark’s five largest stocks outperformed

For the twelve-month period, three of the five largest stocks in the Russell 3000 Index registered returns that surpassed the overall return of the index. Tesla was the clear leader, benefiting from a combination of strong operating performance and positive investor sentiment. Next came Alphabet (the parent company of Google) and Microsoft, whose gains were significantly lower than Tesla’s but still well above the return of the index. Apple modestly underperformed the benchmark, while Amazon.com trailed by a sizeable margin amid slower sales growth.

10	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of October 31, 2021

Equity Index Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	7/1/99	43.84%	18.87%		16.06%		0.05%	0.05%
Advisor Class	12/4/15	43.66	18.72		15.99	†	0.17	0.17
Premier Class	9/30/09	43.64	18.68		15.88		0.20	0.20
Retirement Class	3/31/06	43.50	18.57		15.77		0.30	0.30
Retail Class	3/31/06	43.45	18.53		15.72		0.33	0.33
Class W	9/28/18	43.88	18.90	†	16.07	†	0.05	0.00
Russell 3000® Index	–	43.90	18.91		16.10		–	–

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$10,000,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2021
More than $50 billion	67.4
More than $15 billion–$50 billion	18.2
More than $2 billion–$15 billion	12.4
$2 billion or less	2.0
Total	100.0

Fund profile

as of 10/31/2021
Net assets	$35.16 billion
Portfolio turnover rate	7%
Number of holdings	2,968
Weighted median market capitalization	$136.65 billion
Price/earnings ratio (weighted 12-month trailing average)†	29.0
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	11

Large-Cap Growth Index Fund

Expense example

Six months ended October 31, 2021

Large-Cap Growth Index Fund	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21– 10/31/21)
Actual return
Institutional Class	$1,000.00	$1,151.53	$0.27
Advisor Class	1,000.00	1,151.01	0.87
Retirement Class	1,000.00	1,150.30	1.63
Class W	1,000.00	1,151.82	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,024.95	0.26
Advisor Class	1,000.00	1,024.40	0.82
Retirement Class	1,000.00	1,023.69	1.53
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.05% for the Institutional Class, 0.16% for the Advisor Class, 0.30% for the Retirement Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2021
Information technology	44.7
Consumer discretionary	18.9
Communication services	12.3
Health care	8.8
Industrials	5.8
Consumer staples	3.6
Financials	2.8
Real estate	1.7
Materials	1.0
Energy	0.3
Short-term investments, other assets & liabilities, net	0.1
Total	100.0

Performance for the twelve months ended October 31, 2021

The Large-Cap Growth Index Fund returned 43.11% for the Institutional Class, compared with the 43.21% return of its benchmark, the Russell 1000® Growth Index. The performance table shows returns for all share classes of the Fund.

For the twelve-month period, the Fund’s return underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

U.S. stocks posted strong gains as economy expanded

The U.S. economy grew at a robust pace throughout the period as business activity continued to return to normal. Government fiscal support and strong consumer spending aided the recovery, though expansion slowed late in the period amid price pressures due to supply-chain bottlenecks. The unemployment rate declined steadily during the period, falling to 4.6% in October 2021. Core inflation, which includes all items except food and energy, rose 4.6% for the twelve months ended in October. Oil prices increased sharply, reaching their highest level in seven years.

Stock markets posted double-digit returns across all size and style categories for the period. Equities benefited from the economy’s growth and an accommodative monetary policy. The Federal Reserve maintained historically low interest rates throughout the period, keeping the federal funds target rate unchanged at 0.00%–0.25%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 43.90%. Small-cap equities outperformed larger and mid-sized stocks, while value shares outpaced growth stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Information technology drove the benchmark higher

All eleven industry sectors in the Russell 1000 Growth Index generated substantial gains for the twelve months. Information technology—the largest sector, representing nearly 45.0% of the index’s total market capitalization on October 31, 2021—advanced 49.0% and contributed almost one-half of the index’s return for the period. The consumer discretionary and communication services sectors were the next-largest contributors, with gains of 40.4% and 49.0%, respectively. Together, these three sectors accounted for nearly three-quarters of the index’s total market capitalization on October 31, 2021. Energy produced the strongest return, rising 97.4%; however, the sector made only a minimal contribution due to its low weighting in the index. Materials, up 19.7%, and consumer staples, up 20.1%, posted the smallest gains.

Three of the benchmark’s five largest stocks outperformed

For the twelve-month period, three of the five largest stocks in the Russell 1000 Growth Index registered returns that surpassed the overall return of the index. Tesla was the clear leader, benefiting from a combination of strong operating performance and positive investor sentiment. Next came Alphabet (the parent company of Google) and Microsoft, whose gains were significantly lower than Tesla’s but still well above the return of the index. Apple modestly underperformed the benchmark, while Amazon.com trailed by a sizeable margin amid slower sales growth.

12	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of October 31, 2021

Large-Cap Growth Index Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	43.11%	25.40%		19.34%		0.05%	0.05%
Advisor Class	12/4/15	42.93	25.25		19.26	†	0.18	0.18
Retirement Class	10/1/02	42.77	25.09		19.05		0.30	0.30
Class W	9/30/19	43.17	25.43	†	19.36	†	0.05	0.00
Russell 1000® Growth Index	–	43.21	25.49		19.42		–	–

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$10,000,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2021
More than $50 billion	82.5
More than $15 billion–$50 billion	13.3
More than $2 billion–$15 billion	4.2
Total	100.0

Fund profile
as of 10/31/2021
Net assets	$12.97 billion
Portfolio turnover rate	31%
Number of holdings	501
Weighted median market capitalization	$305.74 billion
Price/earnings ratio (weighted 12-month trailing average)†	39.3
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	13

Large-Cap Value Index Fund

Expense example

Six months ended October 31, 2021

Large-Cap Value Index Fund	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21– 10/31/21)
Actual return
Institutional Class	$1,000.00	$1,054.66	$0.26
Advisor Class	1,000.00	1,053.48	0.93
Retirement Class	1,000.00	1,053.24	1.55
Class W	1,000.00	1,054.64	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,024.95	0.26
Advisor Class	1,000.00	1,024.30	0.92
Retirement Class	1,000.00	1,023.69	1.53
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.05% for the Institutional Class, 0.18% for the Advisor Class, 0.30% for the Retirement Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2021
Financials	22.1
Health care	17.4
Industrials	11.6
Information technology	9.8
Communication services	7.7
Consumer staples	7.0
Consumer discretionary	5.7
Energy	5.3
Utilities	4.9
Real estate	4.8
Materials	3.7
Short-term investments, other assets & liabilities, net	–
Total	100.0

Performance for the twelve months ended October 31, 2021

The Large-Cap Value Index Fund returned 43.69% for the Institutional Class, compared with the 43.76% return of its benchmark, the Russell 1000® Value Index. The performance table shows returns for all share classes of the Fund.

For the twelve-month period, the Fund’s return underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

U.S. stocks posted strong gains as economy expanded

The U.S. economy grew at a robust pace throughout the period as business activity continued to return to normal. Government fiscal support and strong consumer spending aided the recovery, though expansion slowed late in the period amid price pressures due to supply-chain bottlenecks. The unemployment rate declined steadily during the period, falling to 4.6% in October 2021. Core inflation, which includes all items except food and energy, rose 4.6% for the twelve months ended in October. Oil prices increased sharply, reaching their highest level in seven years.

Stock markets posted double-digit returns across all size and style categories for the period. Equities benefited from the economy’s growth and an accommodative monetary policy. The Federal Reserve maintained historically low interest rates throughout the period, keeping the federal funds target rate unchanged at 0.00%–0.25%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 43.90%. Small-cap equities outperformed larger and mid-sized stocks, while value shares outpaced growth stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Financials propelled the benchmark higher

All eleven industry sectors in the Russell 1000 Value Index recorded strong gains for the twelve months. Financials—the biggest sector, representing more than 20.0% of the index’s total market capitalization on October 31, 2021—surged 74.3% and contributed nearly one-third of the index’s return for the period. The next-largest contributors were industrials, up 43.2%, and health care, up 30.4%. The energy sector generated the strongest return, surging 112.5% as oil prices climbed. Together, these four sectors accounted for over one-half of the index’s total market capitalization on October 31, 2021. Utilities and consumer staples, which tend to be more defensive sectors, posted the smallest gains, advancing 11.6% and 18.6%, respectively.

Three of the benchmark’s five largest stocks outperformed

For the twelve-month period, three of the five largest stocks in the Russell 1000 Value Index produced returns that surpassed the overall return of the index. Bank of America and JPMorgan Chase performed best, helped by strong revenue growth in their investment banking divisions. UnitedHealth Group also outperformed the index, while Berkshire Hathaway narrowly trailed. Johnson & Johnson underperformed the index by a substantial margin, in part because sales of its COVID-19 vaccine lagged behind sales of competitive vaccines. Nonetheless, the stock still registered a double-digit gain for the period.

14	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of October 31, 2021

Large-Cap Value Index Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	43.69%	12.34%		12.77%		0.05%	0.05%
Advisor Class	12/4/15	43.47	12.19		12.69	†	0.19	0.19
Retirement Class	10/1/02	43.28	12.06		12.49		0.30	0.30
Class W	9/30/19	43.73	12.36	†	12.78	†	0.05	0.00
Russell 1000® Value Index	–	43.76	12.39		12.85		–	–

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$10,000,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2021
More than $50 billion	60.9
More than $15 billion–$50 billion	26.1
More than $2 billion–$15 billion	13.0
Total	100.0

Fund profile
as of 10/31/2021
Net assets	$9.02 billion
Portfolio turnover rate	29%
Number of holdings	847
Weighted median market capitalization	$78.45 billion
Price/earnings ratio (weighted 12-month trailing average)†	21.2
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	15

S&P 500 Index Fund

Expense example

Six months ended October 31, 2021

S&P 500 Index Fund	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21– 10/31/21)
Actual return
Institutional Class	$1,000.00	$1,108.68	$0.27
Advisor Class	1,000.00	1,108.00	0.96
Retirement Class	1,000.00	1,107.30	1.59
Class W	1,000.00	1,109.11	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,024.95	0.26
Advisor Class	1,000.00	1,024.30	0.92
Retirement Class	1,000.00	1,023.69	1.53
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.05% for the Institutional Class, 0.18% for the Advisor Class, 0.30% for the Retirement Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2021
Information technology	27.7
Health care	13.0
Consumer discretionary	12.7
Financials	11.4
Communication services	10.7
Industrials	8.0
Consumer staples	5.6
Energy	2.8
Real estate	2.6
Materials	2.5
Utilities	2.4
Short-term investments, other assets & liabilities, net	0.6
Total	100.0

Performance for the twelve months ended October 31, 2021

The S&P 500 Index Fund returned 42.82% for the Institutional Class, compared with the 42.91% return of its benchmark, the S&P 500® Index. The performance table shows returns for all share classes of the Fund.

For the twelve-month period, the Fund’s return underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

U.S. stocks posted strong gains as economy expanded

The U.S. economy grew at a robust pace throughout the period as business activity continued to return to normal. Government fiscal support and strong consumer spending aided the recovery, though expansion slowed late in the period amid price pressures due to supply-chain bottlenecks. The unemployment rate declined steadily during the period, falling to 4.6% in October 2021. Core inflation, which includes all items except food and energy, rose 4.6% for the twelve months ended in October. Oil prices increased sharply, reaching their highest level in seven years.

Stock markets posted double-digit returns across all size and style categories for the period. Equities benefited from the economy’s growth and an accommodative monetary policy. The Federal Reserve maintained historically low interest rates throughout the period, keeping the federal funds target rate unchanged at 0.00%–0.25%.

For the twelve months, the large-cap-oriented S&P 500 Index underperformed the Russell 3000® Index, a broad measure of the U.S. stock market, which gained 43.90%. A portion of the Russell 3000 Index consists of small-cap equities, which outperformed large caps for the period.

All benchmark sectors registered gains

All eleven industry sectors in the S&P 500 Index recorded positive results for the twelve months. Energy led the way, rising 111.3% on the strength of oil prices. Financials and information technology were the next-best performers. Financials climbed 72.1%, helped by an improving interest-rate environment for banks and increased deal-making activity in the capital markets. Information technology—the largest sector, representing nearly 30.0% of the index’s total market capitalization on October 31, 2021—advanced 46.9% as both consumers and businesses became more reliant on technology-related products and services during the COVID-19 pandemic. The utilities and consumer staples sectors, which tend to be more defensive, generated the smallest gains of 10.7% and 19.0%, respectively.

Three of the benchmark’s five largest stocks outperformed

For the twelve-month period, three of the five largest stocks in the S&P 500 Index produced returns that exceeded the overall return of the index. Alphabet (the parent company of Google) performed best, helped by strong spending on digital advertising. Next came Microsoft and Tesla, followed by Apple, which modestly trailed the index. Amazon.com posted a double-digit gain but was the weakest performer, hurt by global supply-chain bottlenecks and a shortage of labor.

16	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of October 31, 2021

S&P 500 Index Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	42.82%	18.86%		16.14%		0.05%	0.05%
Advisor Class	12/4/15	42.63	18.70		16.06	†	0.18	0.18
Retirement Class	10/1/02	42.43	18.56		15.85		0.30	0.30
Class W	9/30/19	42.90	18.88	†	16.15	†	0.04	0.00
S&P 500® Index	–	42.91	18.93		16.21		–	–

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$10,000,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size
% of equity investments
Market capitalization	as of 10/31/2021
More than $50 billion	79.5
More than $15 billion–$50 billion	18.0
More than $2 billion–$15 billion	2.5
Total	100.0

Fund profile
as of 10/31/2021
Net assets	$8.58 billion
Portfolio turnover rate	7%
Number of holdings	509
Weighted median market capitalization	$216.39 billion
Price/earnings ratio (weighted 12-month trailing average)†	26.7
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	17

Small-Cap Blend Index Fund

Expense example

Six months ended October 31, 2021

Small-Cap Blend Index Fund	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21– 10/31/21)
Actual return
Institutional Class	$1,000.00	$1,018.56	$0.25
Advisor Class	1,000.00	1,017.87	1.02
Retirement Class	1,000.00	1,017.42	1.53
5% annual hypothetical return
Institutional Class	1,000.00	1,024.95	0.26
Advisor Class	1,000.00	1,024.20	1.02
Retirement Class	1,000.00	1,023.69	1.53
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.05% for the Institutional Class, 0.20% for the Advisor Class and 0.30% for the Retirement Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2021
Health care	19.4
Financials	16.2
Industrials	14.8
Information technology	14.3
Consumer discretionary	11.1
Real estate	7.0
Energy	4.7
Materials	3.7
Communication services	3.2
Consumer staples	3.2
Utilities	2.4
Total	100.0

Performance for the twelve months ended October 31, 2021

The Small-Cap Blend Index Fund returned 50.75% for the Institutional Class, compared with the 50.80% return of its benchmark, the Russell 2000® Index. The performance table shows returns for all share classes of the Fund.

For the twelve-month period, the Fund’s return slightly underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark. During the twelve months, the Fund participated in a securities lending program.

U.S. stocks posted strong gains as economy expanded

The U.S. economy grew at a robust pace throughout the period as business activity continued to return to normal. Government fiscal support and strong consumer spending aided the recovery, though expansion slowed late in the period amid price pressures due to supply-chain bottlenecks. The unemployment rate declined steadily during the period, falling to 4.6% in October 2021. Core inflation, which includes all items except food and energy, rose 4.6% for the twelve months ended in October. Oil prices increased sharply, reaching their highest level in seven years.

Stock markets posted double-digit returns across all size and style categories for the period. Equities benefited from the economy’s growth and an accommodative monetary policy. The Federal Reserve maintained historically low interest rates throughout the period, keeping the federal funds target rate unchanged at 0.00%–0.25%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 43.90%. Small-cap equities outperformed larger and mid-sized stocks, while value shares outpaced growth stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

All benchmark sectors registered significant gains

All eleven industry sectors in the Russell 2000 Index produced strong returns for the twelve months. Energy was the best-performing sector, climbing 180.8% as oil prices rallied. Industrials, up 60.5%, was the top contributor to the index’s return, followed by financials and consumer discretionary, which advanced 57.8% and 63.8%, respectively. Together, these four sectors accounted for almost one-half of the index’s total market capitalization on October 31, 2021. More defensive sectors recorded strong but less substantial gains. Health care, the largest component in the benchmark, was the weakest performer with a 17.9% return. Next came utilities, up 20.7%, and consumer staples, up 38.0%—the two sectors that made the smallest contributions to the index’s return.

All of the benchmark’s five largest stocks outperformed

For the twelve-month period, all of the five largest stocks in the Russell 2000 Index generated gains that surpassed the overall return of the benchmark. AMC Entertainment Holdings led the way, as enthusiasm for the stock on social media platforms sparked a wave of buying. Next came oil and gas producer Ovintiv, which benefited from rising energy prices, and footwear maker Crocs, which reported strong sales growth. Software company Asana and engineering services firm Tetra Tech posted smaller gains but still exceeded the index’s return by a wide margin.

18	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of October 31, 2021

Small-Cap Blend Index Fund		Total return	Average annual total return			Annual operating expenses*
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	10/1/02	50.75%	15.64%	13.69%		0.06%	0.06%
Advisor Class	12/4/15	50.57	15.48	13.61	†	1.08	0.21
Retirement Class	10/1/02	50.39	15.35	13.42		0.30	0.30
Russell 2000® Index	–	50.80	15.52	13.50		–	–

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.

$10,000,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2021
More than $50 billion	0.6
More than $15 billion–$50 billion	0.6
More than $2 billion–$15 billion	68.6
$2 billion or less	30.2
Total	100.0

Fund profile
as of 10/31/2021
Net assets	$4.66 billion
Portfolio turnover rate	33%
Number of holdings	2,030
Weighted median market capitalization	$2.99 billion
Price/earnings ratio (weighted 12-month trailing average)†	64.4
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	19

Emerging Markets Equity Index Fund

Expense example

Six months ended October 31, 2021

Emerging Markets Equity Index Fund	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21– 10/31/21)
Actual return
Institutional Class	$1,000.00	$ 950.32	$0.84
Advisor Class	1,000.00	949.07	1.57
Premier Class	1,000.00	948.77	1.57
Retirement Class	1,000.00	948.66	2.06
Retail Class	1,000.00	948.01	2.70
Class W	1,000.00	951.11	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,024.35	0.87
Advisor Class	1,000.00	1,023.59	1.63
Premier Class	1,000.00	1,023.59	1.63
Retirement Class	1,000.00	1,023.09	2.14
Retail Class	1,000.00	1,022.43	2.80
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.17% for the Institutional Class, 0.32% for the Advisor Class, 0.32% for the Premier Class, 0.42% for the Retirement Class, 0.55% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2021
Financials	20.4
Information technology	20.3
Consumer discretionary	15.2
Communication services	10.4
Materials	8.4
Consumer staples	5.8
Energy	5.6
Industrials	4.7
Health care	4.5
Utilities	2.2
Real estate	1.9
Short-term investments, other assets & liabilities, net	0.6
Total	100.0

Performance for the twelve months ended October 31, 2021

The Emerging Markets Equity Index Fund returned 15.77% for the Institutional Class, compared with the 16.96% return of its benchmark, the MSCI Emerging Markets Index. The performance table shows returns for all share classes of the Fund.

For the twelve-month period, the Fund’s return underperformed that of its benchmark index due to the effect of expenses and fair value pricing. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark. During the twelve months, the Fund participated in a securities lending program.

Foreign stocks advanced amid mixed economic results

International stocks in both developed- and emerging-markets countries posted gains despite varying rates of economic growth around the world. The economy in the 19-nation euro area contracted in both the fourth quarter of 2020 and the first quarter of 2021 before posting moderate growth over the second and third quarters. China’s economy continued to grow year-over-year, but its rate of expansion peaked during the first quarter of 2021 and then decelerated.

Global central banks left highly accommodative monetary policies in place throughout the period. The Federal Reserve kept the federal funds target rate unchanged at 0.00%–0.25%, while the European Central Bank maintained its benchmark interest rates within a near-zero range.

The MSCI EAFE® Index, which measures stock performance in 21 developed-markets nations outside North America, returned 34.18%, outpacing the gain of the MSCI Emerging Markets Index, but trailing the 43.90% return of the Russell 3000® Index, a broad measure of the U.S. stock market, for the period.

Most countries in the benchmark advanced

Of the 27 country components in the MSCI Emerging Markets Index, most rose in U.S.-dollar terms for the twelve-month period. Czech Republic and Russia posted the biggest gains at 86.7% and 81.5%, respectively. Taiwan, the second-largest index component, advanced 42.7%. South Korea, the third-largest index component, gained 24.7%. Together, these four countries accounted for more than 30.0% of the index’s total market capitalization on October 31, 2021. China, the benchmark’s largest component, declined most at –8.8%.

Two of the benchmark’s five largest stocks outperformed

Two of the five largest stocks in the MSCI Emerging Markets Index had performance that exceeded the benchmark’s overall return. Taiwan Semiconductor Manufacturing and Samsung Electronics outpaced the benchmark as they benefited from strong revenue growth. Internet shopping company Meituan, internet firm Tencent Holdings and internet retailer Alibaba Group Holding all posted losses.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

20	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of October 31, 2021

Emerging Markets Equity Index Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	8/31/10	15.77%	9.17%		4.77%		0.20%	0.20%
Advisor Class	12/4/15	15.61	9.04		4.70	†	0.34	0.34
Premier Class	8/31/10	15.58	8.99		4.60		0.35	0.35
Retirement Class	8/31/10	15.55	8.90		4.51		0.45	0.45
Retail Class	8/31/10	15.32	8.77		4.36		0.57	0.57
Class W	9/28/18	16.00	9.30	†	4.83	†	0.20	0.00
MSCI Emerging Markets Index	—	16.96	9.39		4.88		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$10,000,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country
% of portfolio investments as of 10/31/2021
China	33.7
Taiwan	14.2
Korea, Republic of	12.0
India	11.7
Russia	4.0
Brazil	3.8
Saudi Arabia	3.4
South Africa	2.9
Mexico	1.9
Thailand	1.6
23 other nations	9.8
Short-term investments	1.0
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2021
More than $50 billion	41.7
More than $15 billion–$50 billion	27.5
More than $2 billion–$15 billion	30.1
$2 billion or less	0.7
Total	100.0

Fund profile
as of 10/31/2021
Net assets	$5.16 billion
Portfolio turnover rate	33%
Number of holdings	1,432
Weighted median market capitalization	$40.26 billion
Price/earnings ratio (weighted 12-month trailing average)†	15.3
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	21

International Equity Index Fund

Expense example

Six months ended October 31, 2021

International Equity Index Fund	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21– 10/31/21)
Actual return
Institutional Class	$1,000.00	$1,043.86	$0.26
Advisor Class	1,000.00	1,043.03	0.87
Premier Class	1,000.00	1,042.63	1.03
Retirement Class	1,000.00	1,042.42	1.54
Class W	1,000.00	1,043.84	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,024.95	0.25
Advisor Class	1,000.00	1,024.35	0.87
Premier Class	1,000.00	1,024.20	1.02
Retirement Class	1,000.00	1,023.69	1.53
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.05% for the Institutional Class, 0.17% for the Advisor Class, 0.20% for the Premier Class, 0.30% for the Retirement Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2021
Financials	16.9
Industrials	15.3
Consumer discretionary	12.6
Health care	12.4
Consumer staples	10.0
Information technology	9.5
Materials	7.2
Communication services	4.5
Energy	3.4
Utilities	3.3
Real estate	2.8
Short-term investments, other assets & liabilities, net	2.1
Total	100.0

Performance for the twelve months ended October 31, 2021

The International Equity Index Fund returned 34.05% for the Institutional Class, compared with the 34.18% return of its benchmark, the MSCI EAFE® Index. The performance table shows returns for all share classes of the Fund.

For the twelve-month period, the Fund’s return underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

Foreign stocks advanced amid mixed economic results

International stocks in both developed- and emerging-markets countries posted gains despite varying rates of economic growth around the world. The economy in the 19-nation euro area contracted in both the fourth quarter of 2020 and the first quarter of 2021 before posting moderate growth over the second and third quarters. China’s economy continued to grow year-over-year, but its rate of expansion peaked during the first quarter of 2021 and then decelerated.

Global central banks left highly accommodative monetary policies in place throughout the period. The Federal Reserve kept the federal funds target rate unchanged at 0.00%–0.25%, while the European Central Bank maintained its benchmark interest rates within a near-zero range.

The MSCI EAFE® Index, which measures stock performance in 21 developed-markets nations outside North America, outpaced the 16.96% return of the MSCI Emerging Markets Index for the period. Both indexes trailed the 43.90% return of the Russell 3000® Index, a broad measure of the U.S. stock market.

Nearly all countries in the benchmark gained ground

Twenty of the 21 countries in the MSCI EAFE Index advanced in U.S.-dollar terms for the twelve-month period. The largest index components were Japan (22.9%), the United Kingdom (14.6%) and France (11.5%), up 20.3%, 43.1% and 47.4%, respectively. Collectively, these three nations represented nearly one-half of the benchmark’s total market capitalization on October 31, 2021. New Zealand was the worst performer, returning –0.8%.

Two of the benchmark’s five largest stocks outperformed

Two of the five largest stocks in the MSCI EAFE Index outperformed the benchmark’s return. Dutch semiconductor firm ASML Holding performed best, followed by French luxury goods group LVMH. Global drug manufacturer AstraZeneca, Swiss pharmaceutical manufacturer Roche Holding and Nestle advanced but underperformed the index’s return.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

22	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of October 31, 2021

International Equity Index Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	34.05%	9.94%		7.67%		0.05%	0.05%
Advisor Class	12/4/15	33.86	9.80		7.60	†	0.17	0.17
Premier Class	9/30/09	33.87	9.77		7.50		0.20	0.20
Retirement Class	10/1/02	33.74	9.66		7.40		0.30	0.30
Class W	9/28/18	34.09	9.97	†	7.68	†	0.05	0.00
MSCI EAFE® Index	—	34.18	9.79		7.37		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$10,000,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country
% of portfolio investments as of 10/31/2021
Japan	22.4
United Kingdom	11.8
France	10.4
Switzerland	9.7
Germany	8.6
Australia	7.7
Netherlands	5.3
Sweden	3.5
Denmark	2.7
Hong Kong	2.4
24 other nations	13.1
Short-term investments	2.4
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2021
More than $50 billion	48.4
More than $15 billion–$50 billion	34.9
More than $2 billion–$15 billion	16.7
Total	100.0

Fund profile
as of 10/31/2021
Net assets	$18.95 billion
Portfolio turnover rate	5%
Number of holdings	860
Weighted median market capitalization	$48.55 billion
Price/earnings ratio (weighted 12-month trailing average)†	17.1
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	23

Summary portfolio of investments

Equity Index Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS
595,669	*	Tesla, Inc	$663,575,266	1.9%
		Other	209,640,803	0.6
			873,216,069	2.5
BANKS
5,525,179		Bank of America Corp	263,993,053	0.8
2,219,738		JPMorgan Chase & Co	377,111,289	1.1
3,095,875		Wells Fargo & Co	158,384,965	0.5
		Other	812,916,007	2.2
			1,612,405,314	4.6
CAPITAL GOODS			2,054,677,186	5.8
COMMERCIAL & PROFESSIONAL SERVICES			433,068,655	1.2
CONSUMER DURABLES & APPAREL
929,129		Nike, Inc (Class B)	155,433,990	0.5
		Other	358,087,443	1.0
			513,521,433	1.5
CONSUMER SERVICES
558,796		McDonald’s Corp	137,212,358	0.4
		Other	620,544,750	1.8
			757,757,108	2.2
DIVERSIFIED FINANCIALS
1,380,229	*	Berkshire Hathaway, Inc (Class B)	396,139,525	1.1
		Other	1,453,382,043	4.2
			1,849,521,568	5.3
ENERGY
1,446,664		Chevron Corp	165,628,561	0.5
3,168,845	d	Exxon Mobil Corp	204,295,437	0.6
		Other	624,570,137	1.7
			994,494,135	2.8
FOOD & STAPLES RETAILING
329,044		Costco Wholesale Corp	161,738,288	0.5
1,069,808		Walmart, Inc	159,850,711	0.4
		Other	112,964,075	0.3
			434,553,074	1.2
FOOD, BEVERAGE & TOBACCO
2,906,649		Coca-Cola Co	163,847,804	0.5
1,035,967		PepsiCo, Inc	167,412,267	0.5
		Other	578,664,942	1.6
			909,925,013	2.6
HEALTH CARE EQUIPMENT & SERVICES
1,298,059		Abbott Laboratories	167,306,824	0.5
473,556		Danaher Corp	147,640,554	0.4
703,563		UnitedHealth Group, Inc	323,969,655	0.9
		Other	1,557,200,978	4.4
			2,196,118,011	6.2
HOUSEHOLD & PERSONAL PRODUCTS
1,824,272		Procter & Gamble Co	260,852,653	0.7
		Other	194,085,889	0.6
			454,938,542	1.3
INSURANCE			720,740,900	2.1
MATERIALS			827,319,902	2.4
Shares		Company	Value	% of net assets
MEDIA & ENTERTAINMENT
224,691	*	Alphabet, Inc (Class A)	$665,292,076	1.9%
209,678	*	Alphabet, Inc (Class C)	621,781,238	1.8
3,388,740		Comcast Corp (Class A)	174,282,898	0.5
1,787,985	*	Facebook, Inc	578,538,306	1.7
322,121	*	Netflix, Inc	222,363,347	0.6
1,357,305	*	Walt Disney Co	229,479,556	0.7
		Other	546,154,814	1.4
			3,037,892,235	8.6
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
1,314,847		AbbVie, Inc	150,773,505	0.4
634,108		Eli Lilly & Co	161,545,354	0.5
1,970,784		Johnson & Johnson	321,001,298	0.9
1,881,742		Merck & Co, Inc	165,687,383	0.5
4,163,891		Pfizer, Inc	182,128,592	0.5
294,011		Thermo Fisher Scientific, Inc	186,129,544	0.6
		Other	1,298,635,045	3.6
			2,465,900,721	7.0
REAL ESTATE			1,190,734,403	3.4
RETAILING
324,367	*	Amazon.com, Inc	1,093,905,002	3.1
796,170		Home Depot, Inc	295,968,236	0.9
529,854		Lowe’s Companies, Inc	123,890,462	0.4
		Other	738,940,921	2.0
			2,252,704,621	6.4
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
298,173		Broadcom, Inc	158,529,639	0.5
3,018,486		Intel Corp	147,905,814	0.4
1,786,003		NVIDIA Corp	456,627,387	1.3
693,882		Texas Instruments, Inc	130,088,997	0.4
		Other	924,362,009	2.6
			1,817,513,846	5.2
SOFTWARE & SERVICES
475,229		Accenture plc	170,507,413	0.5
357,552	*	Adobe, Inc	232,537,519	0.7
655,642		Mastercard, Inc (Class A)	219,981,004	0.6
5,632,103		Microsoft Corp	1,867,717,997	5.3
1,259,064		Oracle Corp	120,794,600	0.4
878,441	*	PayPal Holdings, Inc	204,316,592	0.6
691,157	*	salesforce.com, Inc	207,132,841	0.6
1,266,857		Visa, Inc (Class A)	268,282,307	0.8
		Other	2,124,374,814	5.9
			5,415,645,087	15.4
TECHNOLOGY HARDWARE & EQUIPMENT
11,733,726		Apple, Inc	1,757,712,155	5.0
3,151,682		Cisco Systems, Inc	176,399,642	0.5
		Other	452,929,309	1.3
			2,387,041,106	6.8
TELECOMMUNICATION SERVICES
5,263,928		AT&T, Inc	132,966,821	0.4
3,089,415		Verizon Communications, Inc	163,708,101	0.5
		Other	77,000,570	0.2
			373,675,492	1.1
TRANSPORTATION			681,806,848	1.9

24	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Equity Index Fund  ■  October 31, 2021

Shares	Company	Value	% of net assets
UTILITIES
1,469,912	NextEra Energy, Inc	$125,427,591	0.4%
	Other	690,918,055	1.9
		816,345,646	2.3
	TOTAL COMMON STOCKS (Cost $14,751,307,232)	35,071,516,915	99.8
RIGHTS / WARRANTS
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES		2,704	0.0
	TOTAL RIGHTS / WARRANTS (Cost $823)	2,704	0.0

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT		116,590,076	0.3
REPURCHASE AGREEMENT		35,445,000	0.1
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
132,763,316	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.030%	$132,763,316	0.4%
			132,763,316	0.4
	TOTAL SHORT-TERM INVESTMENTS (Cost $284,799,041)		284,798,392	0.8
	TOTAL PORTFOLIO (Cost $15,036,107,096)		35,356,318,011	100.6
	OTHER ASSETS & LIABILITIES, NET		(198,803,241)	(0.6)
	NET ASSETS		$35,157,514,770	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/21, the aggregate value of securities on loan is $230,867,953. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
Russel 2000 E Mini Index	30	12/17/21	$3,418,433	$3,442,950	$24,517
S&P 500 E Mini Index	223	12/17/21	50,604,741	51,256,550	651,809
Total	253		$54,023,174	$54,699,500	$676,326

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	25

Summary portfolio of investments

Large-Cap Growth Index Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS
444,748	*	Tesla, Inc	$495,449,272	3.8%
		Other	8,307,414	0.1
			503,756,686	3.9
BANKS			6,822,497	0.1
CAPITAL GOODS
263,727		Caterpillar, Inc	53,802,945	0.4
157,445		Deere & Co	53,894,998	0.4
		Other	284,020,688	2.2
			391,718,631	3.0
COMMERCIAL & PROFESSIONAL SERVICES			107,933,179	0.8
CONSUMER DURABLES & APPAREL
691,540		Nike, Inc (Class B)	115,687,727	0.9
		Other	91,904,721	0.7
			207,592,448	1.6
CONSUMER SERVICES
22,867	*	Booking Holdings, Inc	55,355,976	0.4
658,114		Starbucks Corp	69,806,152	0.5
		Other	180,592,405	1.5
			305,754,533	2.4
DIVERSIFIED FINANCIALS
379,681		Blackstone Group, Inc	52,555,444	0.4
94,987		S&P Global, Inc	45,039,036	0.3
		Other	218,059,341	1.7
			315,653,821	2.4
ENERGY			42,144,186	0.3
FOOD & STAPLES RETAILING
230,501		Costco Wholesale Corp	113,300,461	0.9
		Other	20,852,281	0.1
			134,152,742	1.0
FOOD, BEVERAGE & TOBACCO
1,528,544		Coca-Cola Co	86,164,025	0.7
639,515		PepsiCo, Inc	103,345,624	0.8
		Other	72,994,586	0.5
			262,504,235	2.0
HEALTH CARE EQUIPMENT & SERVICES
484,909		Abbott Laboratories	62,499,921	0.5
197,851	*	Intuitive Surgical, Inc	71,449,932	0.6
		Other	344,795,495	2.6
			478,745,348	3.7
HOUSEHOLD & PERSONAL PRODUCTS			82,215,346	0.6
INSURANCE			40,053,999	0.3
MATERIALS			125,967,381	1.0
MEDIA & ENTERTAINMENT
144,495	*	Alphabet, Inc (Class A)	427,838,136	3.3
134,808	*	Alphabet, Inc (Class C)	399,760,991	3.1
67,608	*	Charter Communications, Inc	45,627,963	0.4
1,335,172	*	Facebook, Inc	432,021,604	3.3
240,959	*	Netflix, Inc	166,336,407	1.3
		Other	124,143,681	0.9
			1,595,728,782	12.3
Shares		Company	Value	% of net assets
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
985,867		AbbVie, Inc	$113,049,369	0.9%
261,043		Amgen, Inc	54,028,070	0.4
373,661		Eli Lilly & Co	95,193,876	0.7
188,700	*	Moderna, Inc	65,141,127	0.5
251,155		Zoetis, Inc	54,299,711	0.4
		Other	277,727,454	2.2
			659,439,607	5.1
REAL ESTATE
251,972		American Tower Corp	71,048,545	0.6
240,560		Crown Castle International Corp	43,372,968	0.3
		Other	97,789,291	0.8
			212,210,804	1.7
RETAILING
242,134	*	Amazon.com, Inc	816,579,966	6.3
593,515		Home Depot, Inc	220,633,266	1.7
394,884		Lowe’s Companies, Inc	92,331,777	0.7
674,035		TJX Companies, Inc	44,142,552	0.3
		Other	249,847,915	2.0
			1,423,535,476	11.0
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
675,235	*	Advanced Micro Devices, Inc	81,183,504	0.6
511,225		Applied Materials, Inc	69,858,896	0.5
222,825		Broadcom, Inc	118,469,368	0.9
79,390		Lam Research Corp	44,741,822	0.3
1,334,658		NVIDIA Corp	341,232,011	2.6
629,648		QUALCOMM, Inc	83,768,370	0.7
319,670		Texas Instruments, Inc	59,931,732	0.5
		Other	190,412,280	1.5
			989,597,983	7.6
SOFTWARE & SERVICES
285,589		Accenture plc	102,466,477	0.8
266,523	*	Adobe, Inc	173,335,898	1.3
218,159		Automatic Data Processing, Inc	48,974,514	0.4
142,489		Intuit, Inc	89,196,689	0.7
488,377		Mastercard, Inc (Class A)	163,860,251	1.3
4,204,331		Microsoft Corp	1,394,240,246	10.8
876,656		Oracle Corp	84,106,377	0.7
655,649	*	PayPal Holdings, Inc	152,497,401	1.2
110,012	*	ServiceNow, Inc	76,761,973	0.6
220,844	*	Square, Inc	56,204,798	0.4
944,750		Visa, Inc (Class A)	200,069,708	1.5
		Other	839,618,574	6.4
			3,381,332,906	26.1
TECHNOLOGY HARDWARE & EQUIPMENT
8,758,366		Apple, Inc	1,312,003,227	10.1
		Other	119,016,604	0.9
			1,431,019,831	11.0
TRANSPORTATION
230,387		Union Pacific Corp	55,615,422	0.4
403,976		United Parcel Service, Inc (Class B)	86,236,757	0.7
		Other	120,567,158	0.9
			262,419,337	2.0
UTILITIES			3,144,100	0.0
	TOTAL COMMON STOCKS (Cost $5,021,849,007)		12,963,443,858	99.9

26	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Growth Index Fund ■ October 31, 2021

Shares		Company	Value	% of net assets
SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
15,701,698	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.030%	$15,701,698	0.1%
			15,701,698	0.1
	TOTAL SHORT-TERM INVESTMENTS (Cost $15,701,698)		15,701,698	0.1
	Value	% of net assets
TOTAL PORTFOLIO (Cost $5,037,550,705)	$12,979,145,556	100.0%
OTHER ASSETS & LIABILITIES, NET	(5,546,116)	(0.0)
NET ASSETS	$12,973,599,440	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/21, the aggregate value of securities on loan is $26,257,380. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	27

Summary portfolio of investments

Large-Cap Value Index  ■  Fund October 31, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$95,255,829	1.1%
BANKS
3,208,945		Bank of America Corp	153,323,392	1.7
877,421		Citigroup, Inc	60,682,436	0.7
1,286,543		JPMorgan Chase & Co	218,570,790	2.4
183,139		PNC Financial Services Group, Inc	38,647,823	0.4
582,161		Truist Financial Corp	36,949,759	0.4
1,792,450		Wells Fargo & Co	91,701,742	1.0
		Other	203,166,098	2.3
			803,042,040	8.9
CAPITAL GOODS
213,240		3M Co	38,101,723	0.4
232,037	*	Boeing Co	48,038,620	0.5
474,780		General Electric Co	49,790,179	0.6
236,219		Honeywell International, Inc	51,642,198	0.6
656,719		Raytheon Technologies Corp	58,356,050	0.7
		Other	515,884,370	5.6
			761,813,140	8.4
COMMERCIAL & PROFESSIONAL SERVICES			121,262,781	1.3
CONSUMER DURABLES & APPAREL			95,149,331	1.1
CONSUMER SERVICES
266,110		McDonald’s Corp	65,343,311	0.7
		Other	96,704,451	1.1
			162,047,762	1.8
DIVERSIFIED FINANCIALS
804,536	*	Berkshire Hathaway, Inc (Class B)	230,909,877	2.6
61,958		BlackRock, Inc	58,454,895	0.7
650,477		Charles Schwab Corp	53,358,628	0.6
135,145		Goldman Sachs Group, Inc	55,862,186	0.6
589,272		Morgan Stanley	60,565,376	0.7
		Other	366,710,342	4.0
			825,861,304	9.2
ENERGY
838,348		Chevron Corp	95,982,463	1.1
585,014		ConocoPhillips	43,577,693	0.5
1,835,226		Exxon Mobil Corp	118,317,020	1.3
		Other	223,315,940	2.4
			481,193,116	5.3
FOOD & STAPLES RETAILING
621,796		Walmart, Inc	92,908,758	1.0
		Other	42,988,336	0.5
			135,897,094	1.5
FOOD, BEVERAGE & TOBACCO
604,760		Mondelez International, Inc	36,733,122	0.4
674,236		Philip Morris International, Inc	63,742,271	0.7
		Other	203,900,971	2.3
			304,376,364	3.4
Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES
376,464		Abbott Laboratories	$48,522,445	0.5%
106,220		Anthem, Inc	46,219,509	0.5
570,415		CVS Health Corp	50,926,651	0.6
260,451		Danaher Corp	81,200,808	0.9
581,621		Medtronic plc	69,713,093	0.8
379,580		UnitedHealth Group, Inc	174,785,203	1.9
		Other	327,833,744	3.7
			799,201,453	8.9
HOUSEHOLD & PERSONAL PRODUCTS
1,055,226		Procter & Gamble Co	150,886,766	1.7
		Other	37,595,310	0.4
			188,482,076	2.1
INSURANCE
189,852		Chubb Ltd	37,093,284	0.4
		Other	323,716,903	3.6
			360,810,187	4.0
MATERIALS			331,860,133	3.7
MEDIA & ENTERTAINMENT
18,124	*	Alphabet, Inc (Class A)	53,663,714	0.6
16,864	*	Alphabet, Inc (Class C)	50,008,674	0.6
1,976,386		Comcast Corp (Class A)	101,645,532	1.1
746,643	*	Walt Disney Co	126,234,932	1.4
		Other	158,348,481	1.7
			489,901,333	5.4
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
968,192		Bristol-Myers Squibb Co	56,542,413	0.6
544,107		Gilead Sciences, Inc	35,301,662	0.4
1,141,845		Johnson & Johnson	185,983,714	2.1
1,097,892		Merck & Co, Inc	96,669,391	1.1
2,419,115		Pfizer, Inc	105,812,090	1.2
154,932		Thermo Fisher Scientific, Inc	98,082,801	1.1
		Other	186,408,084	2.0
			764,800,155	8.5
REAL ESTATE
318,377		Prologis, Inc	46,151,930	0.5
		Other	387,209,821	4.3
			433,361,751	4.8
RETAILING			153,940,388	1.7
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
1,751,460		Intel Corp	85,821,540	0.9
		Other	157,672,537	1.8
			243,494,077	2.7
SOFTWARE & SERVICES
386,681		International Business Machines Corp	48,373,793	0.5
323,550	*	salesforce.com, Inc	96,964,699	1.1
		Other	264,276,334	2.9
			409,614,826	4.5

28	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Index Fund  ■  October 31, 2021

Shares	Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
1,831,590	Cisco Systems, Inc	$102,514,092	1.1%
	Other	130,345,902	1.5
		232,859,994	2.6
TELECOMMUNICATION SERVICES
3,095,810	AT&T, Inc	78,200,161	0.9
1,796,157	Verizon Communications, Inc	95,178,359	1.0
	Other	35,075,924	0.4
		208,454,444	2.3
TRANSPORTATION
984,407	CSX Corp	35,606,001	0.4
	Other	134,633,648	1.5
		170,239,649	1.9
UTILITIES
849,461	NextEra Energy, Inc	72,484,507	0.8
	Other	366,620,281	4.1
		439,104,788	4.9
	TOTAL COMMON STOCKS (Cost $6,132,822,260)	9,012,024,015	100.0

Principal	Issuer
SHORT-TERM INVESTMENTS
TREASURY DEBT		1,687,000	0.0
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
19,169,620	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.030%	$19,169,620	0.2%
			19,169,620	0.2
	TOTAL SHORT-TERM INVESTMENTS (Cost $20,856,619)		20,856,620	0.2
	TOTAL PORTFOLIO (Cost $6,153,678,879)		9,032,880,635	100.2
	OTHER ASSETS & LIABILITIES, NET		(15,419,969)	(0.2)
	NET ASSETS		$9,017,460,666	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/21, the aggregate value of securities on loan is $31,194,606. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	29

Summary portfolio of investments

S&P 500 Index Fund ■ October 31, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS
176,960	*	Tesla, Inc	$197,133,440	2.3%
		Other	44,275,330	0.5
			241,408,770	2.8
BANKS
1,615,049		Bank of America Corp	77,167,041	0.9
651,830		JPMorgan Chase & Co	110,739,399	1.3
895,604		Wells Fargo & Co	45,819,101	0.5
		Other	140,306,176	1.7
			374,031,717	4.4
CAPITAL GOODS			452,196,294	5.3
COMMERCIAL & PROFESSIONAL SERVICES			74,241,924	0.9
CONSUMER DURABLES & APPAREL
279,209		Nike, Inc (Class B)	46,708,874	0.6
		Other	48,280,674	0.5
			94,989,548	1.1
CONSUMER SERVICES
163,426		McDonald’s Corp	40,129,254	0.5
		Other	126,179,076	1.4
			166,308,330	1.9
DIVERSIFIED FINANCIALS
404,525	*	Berkshire Hathaway, Inc (Class B)	116,102,720	1.4
		Other	318,665,825	3.7
			434,768,545	5.1
ENERGY
422,190		Chevron Corp	48,336,533	0.6
919,648	d	Exxon Mobil Corp	59,289,707	0.7
		Other	135,864,421	1.5
			243,490,661	2.8
FOOD & STAPLES RETAILING
96,382		Costco Wholesale Corp	47,375,608	0.5
311,842		Walmart, Inc	46,595,432	0.5
		Other	21,730,190	0.3
			115,701,230	1.3
FOOD, BEVERAGE & TOBACCO
847,311		Coca-Cola Co	47,762,921	0.6
301,439		PepsiCo, Inc	48,712,543	0.6
		Other	140,152,434	1.6
			236,627,898	2.8
HEALTH CARE EQUIPMENT & SERVICES
386,707		Abbott Laboratories	49,842,665	0.6
138,578		Danaher Corp	43,204,463	0.5
205,704		UnitedHealth Group, Inc	94,720,521	1.1
		Other	351,480,172	4.1
			539,247,821	6.3
HOUSEHOLD & PERSONAL PRODUCTS
529,700		Procter & Gamble Co	75,741,803	0.9
		Other	49,009,861	0.6
			124,751,664	1.5
INSURANCE			163,982,326	1.9
Shares		Company	Value	% of net assets
MATERIALS
112,666		Linde plc	$35,962,987	0.4%
		Other	176,412,755	2.1
			212,375,742	2.5
MEDIA & ENTERTAINMENT
65,660	*	Alphabet, Inc (Class A)	194,414,007	2.3
61,443	*	Alphabet, Inc (Class C)	182,203,687	2.1
997,976		Comcast Corp (Class A)	51,325,906	0.6
519,868	*	Facebook, Inc	168,213,689	2.0
96,495	*	Netflix, Inc	66,611,463	0.8
396,101	*	Walt Disney Co	66,968,796	0.8
		Other	88,883,487	0.9
			818,621,035	9.5
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
385,435		AbbVie, Inc	44,197,831	0.5
172,543		Eli Lilly & Co	43,957,055	0.5
574,557		Johnson & Johnson	93,583,844	1.1
552,032		Merck & Co, Inc	48,606,418	0.6
1,222,656		Pfizer, Inc	53,478,973	0.6
85,828		Thermo Fisher Scientific, Inc	54,335,132	0.6
		Other	232,229,166	2.8
			570,388,419	6.7
REAL ESTATE			224,044,576	2.6
RETAILING
94,996	*	Amazon.com, Inc	320,367,360	3.7
231,861		Home Depot, Inc	86,192,008	1.0
153,902		Lowe’s Companies, Inc	35,985,366	0.4
		Other	147,351,426	1.8
			589,896,160	6.9
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
89,480		Broadcom, Inc	47,573,832	0.6
884,883		Intel Corp	43,359,267	0.5
543,424		NVIDIA Corp	138,937,214	1.6
201,392		Texas Instruments, Inc	37,756,972	0.4
		Other	215,975,949	2.5
			483,603,234	5.6
SOFTWARE & SERVICES
138,563		Accenture plc	49,715,019	0.6
103,918	*	Adobe, Inc	67,584,110	0.8
59,839		Intuit, Inc	37,458,616	0.4
189,926		Mastercard, Inc (Class A)	63,723,972	0.7
1,639,148		Microsoft Corp	543,574,260	6.3
256,190	*	PayPal Holdings, Inc	59,587,232	0.7
211,911	*	salesforce.com, Inc	63,507,608	0.7
367,997		Visa, Inc (Class A)	77,930,725	0.9
		Other	270,684,512	3.3
			1,233,766,054	14.4
TECHNOLOGY HARDWARE & EQUIPMENT
3,424,928		Apple, Inc	513,054,214	6.0
918,729		Cisco Systems, Inc	51,421,262	0.6
		Other	99,346,064	1.1
			663,821,540	7.7

30	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

S&P 500 Index Fund  ■  October 31, 2021

Shares	Company	Value	% of net assets
TELECOMMUNICATION SERVICES
1,555,542	AT&T, Inc	$39,292,991	0.4%
903,715	Verizon Communications, Inc	47,887,858	0.6
	Other	17,433,004	0.2
		104,613,853	1.2
TRANSPORTATION		157,152,520	1.8
UTILITIES
427,568	NextEra Energy, Inc	36,484,377	0.4
	Other	168,473,838	2.0
		204,958,215	2.4

	TOTAL COMMON STOCKS (Cost $3,243,902,754)	8,524,988,076	99.4

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT		21,098,974	0.3
TREASURY DEBT		1,415,999	0.0
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
2,720,983	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.030%	$2,720,983	0.0%
			2,720,983	0.0
	TOTAL SHORT-TERM INVESTMENTS (Cost $25,236,104)		25,235,956	0.3
	TOTAL PORTFOLIO (Cost $3,269,138,858)		8,550,224,032	99.7
	OTHER ASSETS & LIABILITIES, NET		26,223,892	0.3
	NET ASSETS		$8,576,447,924	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/21, the aggregate value of securities on loan is $3,099,887. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2021 were as follows:

	Number of					Unrealized
	long (short	)				appreciation
Description	contracts		Expiration date	Notional amount	Value	(depreciation	)
S&P 500 E Mini Index	225		12/17/21	$50,777,864	$51,716,250	$938,386

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	31

Summary portfolio of investments

Small-Cap Blend Index Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS
64,959	*	Fox Factory Holding Corp	$10,455,151	0.2%
		Other	60,506,694	1.3
			70,961,845	1.5
BANKS
198,995		First Financial Bankshares, Inc	10,093,026	0.2
167,866		Glacier Bancorp, Inc	9,281,311	0.2
		Other	432,663,450	9.3
			452,037,787	9.7
CAPITAL GOODS
56,216	*	Chart Industries, Inc	9,979,464	0.2
80,822		EMCOR Group, Inc	9,819,065	0.2
42,388	*	RBC Bearings, Inc	9,915,825	0.2
324,096	*	WillScot Mobile Mini Holdings Corp	11,262,336	0.2
		Other	405,585,710	8.8
			446,562,400	9.6
COMMERCIAL & PROFESSIONAL SERVICES
78,749	*	ASGN Inc	9,423,105	0.2
79,974		Exponent, Inc	9,181,015	0.2
214,483		KBR, Inc	9,102,659	0.2
82,353		Tetra Tech, Inc	14,466,128	0.3
		Other	119,858,054	2.6
			162,030,961	3.5
CONSUMER DURABLES & APPAREL
94,402	*	Crocs, Inc	15,241,203	0.3
		Other	130,937,072	2.8
			146,178,275	3.1
CONSUMER SERVICES
147,564	*	Scientific Games Corp (Class A)	11,812,498	0.3
106,471		Texas Roadhouse, Inc (Class A)	9,455,690	0.2
		Other	119,277,521	2.5
			140,545,709	3.0
DIVERSIFIED FINANCIALS
78,042		Houlihan Lokey, Inc	8,746,947	0.2
109,734	e	iShares Russell 2000 Index Fund	25,024,839	0.5
		Other	179,521,976	3.9
			213,293,762	4.6
ENERGY
149,862		Chesapeake Energy Corp	9,552,204	0.2
397,436		Ovintiv, Inc	14,911,799	0.3
		Other	195,577,013	4.2
			220,041,016	4.7
FOOD & STAPLES RETAILING
207,969	*	BJ’s Wholesale Club Holdings, Inc	12,153,708	0.3
229,937	*	Performance Food Group Co	10,400,051	0.2
		Other	19,840,084	0.4
			42,393,843	0.9
FOOD, BEVERAGE & TOBACCO			68,055,813	1.5
Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES
40,833	*	Inspire Medical Systems, Inc	$11,007,760	0.2%
65,431	*	Omnicell, Inc	11,656,533	0.3
51,249	*	Shockwave Medical Inc	10,951,911	0.2
162,980	*	Tenet Healthcare Corp	11,679,147	0.3
		Other	314,361,777	6.7
			359,657,128	7.7
HOUSEHOLD & PERSONAL PRODUCTS			35,261,831	0.8
INSURANCE			88,574,398	1.9
MATERIALS			173,949,913	3.7
MEDIA & ENTERTAINMENT
788,593	*,e	AMC Entertainment Holdings, Inc	27,892,534	0.6
		Other	88,291,486	1.9
			116,184,020	2.5
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
155,870	*	Arrowhead Pharmaceuticals Inc	9,947,623	0.2
84,868	*	Biohaven Pharmaceutical Holding Co Ltd	12,078,414	0.3
88,864	*	Blueprint Medicines Corp	9,996,311	0.2
105,506	*	Intellia Therapeutics, Inc	14,030,188	0.3
44,042	*	Medpace Holdings, Inc	9,977,715	0.2
		Other	490,189,605	10.5
			546,219,856	11.7
REAL ESTATE
61,040		EastGroup Properties, Inc	12,072,491	0.3
35,978		Innovative Industrial Properties, Inc	9,465,452	0.2
248,074		STAG Industrial, Inc	10,798,661	0.2
		Other	292,417,747	6.3
			324,754,351	7.0
RETAILING
476,832		Macy’s, Inc	12,621,743	0.3
		Other	148,621,602	3.2
			161,243,345	3.5
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
54,039	*	Ambarella, Inc	10,042,067	0.2
207,249	*	Lattice Semiconductor Corp	14,391,371	0.3
92,867		Power Integrations, Inc	9,584,803	0.2
67,312	*	Silicon Laboratories, Inc	12,705,813	0.3
54,275	*	Synaptics, Inc	10,560,287	0.2
		Other	91,481,106	2.0
			148,765,447	3.2
SOFTWARE & SERVICES
112,307	*	Asana, Inc	15,251,291	0.3
81,654	*	Blackline, Inc	10,359,443	0.2
138,708	*	Digital Turbine, Inc	11,937,210	0.3
84,657	*	Rapid7, Inc	10,899,589	0.2
161,113	*	Varonis Systems, Inc	10,430,456	0.2
65,211	*	Workiva, Inc	9,752,305	0.2
		Other	303,953,922	6.6
			372,584,216	8.0

32	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Small-Cap Blend Index Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
158,686	*	II-VI, Inc	$9,602,090	0.2%
53,567	*	Novanta, Inc	9,243,521	0.2
		Other	125,018,794	2.7
			143,864,405	3.1
TELECOMMUNICATION SERVICES			33,921,893	0.7
TRANSPORTATION
74,765	*	Avis Budget Group, Inc	12,957,522	0.3
40,760	*	Saia, Inc	12,743,206	0.3
		Other	52,616,281	1.1
			78,317,009	1.7
UTILITIES			114,020,289	2.4
	TOTAL COMMON STOCKS (Cost $3,075,751,224)		4,659,419,512	100.0

RIGHTS / WARRANTS
ENERGY			103,294	0.0
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			3,650	0.0
	TOTAL RIGHTS / WARRANTS (Cost $561)		106,944	0.0
Principal		Issuer	Value	% of net assets
SHORT-TERM INVESTMENTS
TREASURY DEBT			$1,261,999	0.0%

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
129,943,316	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.030%	129,943,316	2.8
			129,943,316	2.8
	TOTAL SHORT-TERM INVESTMENTS (Cost $131,205,315)		131,205,315	2.8
	TOTAL PORTFOLIO (Cost $3,206,957,100)		4,790,731,771	102.8
	OTHER ASSETS & LIABILITIES, NET		(129,155,636)	(2.8)
	NET ASSETS		$4,661,576,135	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $251,907,666. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	33

Summary portfolio of investments

Emerging Markets Equity Index Fund  ■  October 31, 2021

Principal		Issuer	Value	% of net assets
BONDS
CORPORATE BOND
INDIA			$21,983	0.0%
	TOTAL CORPORATE BONDS (Cost $22,656)		21,983	0.0
	TOTAL BONDS (Cost $22,656)		21,983	0.0

Shares		Company
COMMON STOCKS
ARGENTINA			749,700	0.0
BRAZIL
2,523,759		Vale S.A.	32,022,109	0.6
		Other	165,143,047	3.2
			197,165,156	3.8
CHILE			20,129,291	0.4
CHINA
9,702,220	*	Alibaba Group Holding Ltd	199,503,431	3.9
177,589	*	Baidu, Inc (ADR)	28,812,039	0.6
52,238,953		Bank of China Ltd (Hong Kong)	18,487,446	0.3
506,500		BYD Co Ltd (H shares)	19,372,400	0.4
62,042,641		China Construction Bank Corp (Hong Kong)	42,225,023	0.8
2,515,368		China Merchants Bank Co Ltd	21,079,132	0.4
36,675,777		Industrial & Commercial Bank of China Ltd (Hong Kong)	20,104,270	0.4
556,924	*	JD.com, Inc (ADR)	43,596,011	0.8
1,443,000		Li Ning Co Ltd	15,923,586	0.3
2,579,700	*,g	Meituan Dianping (Class B)	87,783,606	1.7
257,405		NetEase, Inc (ADR)	25,120,154	0.5
872,734	*	NIO, Inc (ADR)	34,394,447	0.7
280,925	*	Pinduoduo, Inc (ADR)	24,979,851	0.5
4,071,526		Ping An Insurance Group Co of China Ltd	29,163,239	0.6
3,680,004		Tencent Holdings Ltd	223,853,881	4.3
2,301,301	*,g	Wuxi Biologics Cayman, Inc	34,857,696	0.7
9,200,800	*,g	Xiaomi Corp	25,150,888	0.5
		Other	853,303,690	16.5
			1,747,710,790	33.9
COLOMBIA			9,680,585	0.2
CZECH REPUBLIC			6,636,900	0.1
EGYPT			4,464,435	0.1
GREECE			9,486,304	0.2
HONG KONG			11,361,803	0.2
HUNGARY			13,391,296	0.3
INDIA
175,447		Bajaj Finance Ltd	17,398,874	0.3
507,156		Hindustan Lever Ltd	16,232,599	0.3
1,025,793		Housing Development Finance Corp	39,110,064	0.8
3,154,576		ICICI Bank Ltd	33,965,654	0.7
2,100,818		Infosys Technologies Ltd	47,013,814	0.9
1,832,145		Reliance Industries Ltd	62,174,127	1.2
594,853		Tata Consultancy Services Ltd	27,038,742	0.5
		Other	362,930,074	7.0
			605,863,948	11.7
Shares		Company	Value	% of net assets
INDONESIA
35,077,575		Bank Central Asia Tbk PT	$18,548,226	0.3%
		Other	55,928,259	1.1
			74,476,485	1.4
KOREA, REPUBLIC OF
349,164		Hynix Semiconductor, Inc	30,779,004	0.6
88,592		Hyundai Motor Co	15,845,161	0.3
198,125		Kakao Corp	21,315,158	0.4
29,421		LG Chem Ltd	21,111,183	0.4
79,147		Naver Corp	27,518,034	0.5
3,055,400		Samsung Electronics Co Ltd	182,936,314	3.6
528,315		Samsung Electronics Co Ltd (Preference)	29,023,510	0.6
35,236		Samsung SDI Co Ltd	22,231,373	0.4
		Other	272,481,735	5.3
			623,241,472	12.1
KUWAIT			30,979,775	0.6
LUXEMBOURG			1,462,374	0.0
MALAYSIA			69,883,018	1.4
MEXICO
21,899,841		America Movil S.A.B. de C.V.	19,519,238	0.4
		Other	76,878,999	1.5
			96,398,237	1.9
PAKISTAN			1,066,847	0.0
PERU			10,153,678	0.2
PHILIPPINES			33,823,992	0.7
POLAND			39,755,953	0.8
QATAR
2,890,080		Qatar National Bank	16,272,079	0.3
		Other	22,891,001	0.5
			39,163,080	0.8
ROMANIA			1,914,944	0.0
RUSSIA
2,851,696		Gazprom OAO (ADR)	27,983,305	0.6
271,672		LUKOIL PJSC (ADR)	27,718,694	0.5
1,380,561		Sberbank of Russian Federation (ADR)	27,687,170	0.5
195,500	*	Yandex NV	16,195,220	0.3
		Other	106,582,658	2.1
			206,167,047	4.0
SAUDI ARABIA
797,066		Al Rajhi Bank	29,452,491	0.6
1,413,086		National Commercial Bank	24,826,673	0.5
585,518		Saudi Basic Industries Corp	20,180,724	0.4
		Other	100,303,254	1.9
			174,763,142	3.4
SINGAPORE			1,219,858	0.0
SOUTH AFRICA
138,720		Naspers Ltd (N Shares)	23,492,757	0.5
		Other	125,440,749	2.4
			148,933,506	2.9

34	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Emerging Markets Equity Index Fund  ■  October 31, 2021

Shares	Company	Value	% of net assets
TAIWAN
8,017,002	Hon Hai Precision Industry Co, Ltd	$30,948,338	0.6%
970,170	MediaTek, Inc	31,930,899	0.6
15,759,848	Taiwan Semiconductor Manufacturing Co Ltd	334,428,542	6.5
7,600,452	United Microelectronics Corp	15,778,340	0.3
	Other	322,947,188	6.3
		736,033,307	14.3
TANZANIA, UNITED REPUBLIC OF		4,783,480	0.1
THAILAND		82,053,848	1.6
TURKEY		13,139,758	0.3
UNITED ARAB EMIRATES		42,220,642	0.8
UNITED STATES
880,000	iShares MSCI Emerging Markets	44,809,600	0.8
	Other	19,559,409	0.4
		64,369,009	1.2
	TOTAL COMMON STOCKS (Cost $3,941,541,066)	5,122,643,660	99.4
PREFERRED STOCKS
PHILIPPINES		610	0.0
	TOTAL PREFERRED STOCKS (Cost $725)	610	0.0
RIGHTS / WARRANTS
BRAZIL		0	0.0
THAILAND		3,982	0.0
	TOTAL RIGHTS / WARRANTS (Cost $0)	3,982	0.0
Principal		Issuer	Value	% of net assets
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$19,955,000		Federal Agricultural Mortgage Corp (FAMC) 0.000%, 12/16/21	$19,954,002	0.4%
		Other	9,999,356	0.2
			29,953,358	0.6
TREASURY DEBT			11,003,994	0.2

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
12,418,395	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.030%	12,418,395	0.2
			12,418,395	0.2
	TOTAL SHORT-TERM INVESTMENTS (Cost $53,376,076)		53,375,747	1.0
	TOTAL PORTFOLIO (Cost $3,994,940,523)		5,176,045,982	100.4
	OTHER ASSETS & LIABILITIES, NET		(20,684,741)	(0.4)
	NET ASSETS		$5,155,361,241	100.0%

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/21, the aggregate value of these securities, including those in “Other,” is $294,342,756 or 5.7% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/21, the aggregate value of securities on loan is 57,845,311. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2021 were as follows:

	Number of					Unrealized
	long (short	)				appreciation
Description	contracts		Expiration date	Notional amount	Value	(depreciation	)
ICE US MSCI Emerging Markets EM Index Futures	795		12/17/21	$50,081,956	$50,164,500	$82,544

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	35

Summary portfolio of investments

International Equity Index Fund  ■  October 31, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
AUSTRALIA
3,163,699	e	BHP Billiton Ltd	$86,897,263	0.5%
1,904,062		Commonwealth Bank of Australia	150,920,137	0.8
489,968		CSL Ltd	111,487,460	0.6
3,541,998		National Australia Bank Ltd	77,010,032	0.4
1,207,355		Rio Tinto plc	75,280,352	0.4
3,936,508		Westpac Banking Corp	76,585,264	0.4
		Other	892,388,317	4.7
			1,470,568,825	7.8
AUSTRIA			52,452,849	0.3
BELGIUM			153,218,560	0.8
BRAZIL			9,784,497	0.1
CHILE			8,232,263	0.0
CHINA
1,001,560		Prosus NV	88,220,389	0.5
		Other	43,022,078	0.2
			131,242,467	0.7
DENMARK
1,807,285		Novo Nordisk AS	198,177,581	1.1
		Other	308,737,893	1.6
			506,915,474	2.7
FINLAND			230,658,010	1.2
FRANCE
507,910		Air Liquide	84,799,477	0.5
634,112	*	Airbus SE	81,345,170	0.4
1,209,329		BNP Paribas S.A.	80,949,110	0.4
272,082		L’Oreal S.A.	124,465,197	0.7
298,159		LVMH Moet Hennessy Louis Vuitton S.A.	233,792,881	1.2
1,216,911		Sanofi-Aventis	122,231,538	0.6
2,685,731		Total S.A.	134,487,843	0.7
		Other	1,114,263,318	5.9
			1,976,334,534	10.4
GERMANY
445,009		Allianz AG.	103,335,693	0.5
991,195		BASF SE	71,339,913	0.4
922,451		Daimler AG. (Registered)	91,564,715	0.5
1,122,558		SAP AG.	162,558,844	0.9
823,517		Siemens AG.	133,888,943	0.7
		Other	1,070,865,123	5.6
			1,633,553,231	8.6
HONG KONG
13,020,147		AIA Group Ltd	145,916,902	0.8
1,296,164		Hong Kong Exchanges and Clearing Ltd	78,083,130	0.4
		Other	241,336,869	1.3
			465,336,901	2.5
IRELAND			130,442,411	0.7
ISRAEL			110,627,891	0.6
Shares		Company	Value	% of net assets
ITALY
8,710,101		Enel S.p.A.	$72,919,069	0.4%
		Other	312,850,999	1.6
			385,770,068	2.0
JAPAN
209,486		Keyence Corp	126,448,835	0.7
13,134,988		Mitsubishi UFJ Financial Group, Inc	72,025,634	0.4
1,456,448		Recruit Holdings Co Ltd	96,881,462	0.5
1,295,825		Softbank Group Corp	70,152,546	0.4
1,354,532		Sony Corp	156,849,775	0.8
160,553		Tokyo Electron Ltd	74,822,980	0.4
11,386,350	*	Toyota Motor Corp	200,902,523	1.1
		Other	3,459,117,012	18.2
			4,257,200,767	22.5
JORDAN			6,182,565	0.0
LUXEMBOURG			43,094,502	0.2
MACAU			20,919,525	0.1
NETHERLANDS
450,974		ASML Holding NV	366,596,585	1.9
4,409,993		Royal Dutch Shell plc (A Shares)	101,027,979	0.5
3,988,171		Royal Dutch Shell plc (B Shares)	91,523,427	0.5
		Other	452,782,394	2.4
			1,011,930,385	5.3
NEW ZEALAND			61,274,747	0.3
NORWAY			109,255,493	0.6
POLAND			3,295,198	0.0
PORTUGAL			28,592,605	0.1
RUSSIA			12,015,667	0.1
SAUDI ARABIA			21,669,849	0.1
SINGAPORE			186,755,942	1.0
SOUTH AFRICA			53,028,322	0.3
SPAIN
18,637,819	e	Banco Santander S.A. (AQXE)	70,694,794	0.4
6,339,436		Iberdrola S.A.	74,859,475	0.4
		Other	305,105,591	1.6
			450,659,860	2.4
SWEDEN			657,563,571	3.5
SWITZERLAND
560,284		Cie Financiere Richemont S.A.	69,335,354	0.4
3,101,982		Nestle S.A.	409,173,681	2.2
2,381,658		Novartis AG.	196,993,371	1.0
755,832		Roche Holding AG.	292,804,753	1.5
3,943,408		UBS Group AG	71,780,586	0.4
161,749		Zurich Insurance Group AG	71,690,480	0.4
		Other	724,438,042	3.8
			1,836,216,267	9.7
TAIWAN			25,355,466	0.1
UNITED ARAB EMIRATES			1,666	0.0

36	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

International Equity Index Fund  ■  October 31, 2021

Shares	Company	Value	% of net assets
UNITED KINGDOM
1,666,487	AstraZeneca plc	$208,479,697	1.1%
21,747,753	BP plc	104,191,321	0.6
2,336,417	British American Tobacco plc	81,270,902	0.4
2,522,856	Diageo plc	125,516,346	0.7
5,433,936	GlaxoSmithKline plc	112,813,018	0.6
21,935,989	HSBC Holdings plc	132,168,101	0.7
2,818,442	Unilever plc	150,904,681	0.8
	Other	1,330,456,396	7.0
		2,245,800,462	11.9
UNITED STATES
578,456	Schneider Electric S.A.	99,736,268	0.5
	Other	156,266,079	0.8
		256,002,347	1.3
	TOTAL COMMON STOCKS (Cost $14,104,111,189)	18,551,953,187	97.9

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT		237,590,024	1.3
TREASURY DEBT		33,869,161	0.2
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
175,628,021	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.030%	$175,628,021	0.9%
			175,628,021	0.9
	TOTAL SHORT-TERM INVESTMENTS (Cost $447,096,045)		447,087,206	2.4
	TOTAL PORTFOLIO (Cost $14,551,207,234)		18,999,040,393	100.3
	OTHER ASSETS & LIABILITIES, NET		(52,600,486)	(0.3)
	NET ASSETS		$18,946,439,907	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $360,967,041. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/21, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended, amounted to $360,288,253 or 1.9% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2021 were as follows:

	Number of					Unrealized
	long (short	)				appreciation
Description	contracts		Expiration date	Notional amount	Value	(depreciation	)
MSCI EAFE Index	2,470		12/17/21	$281,961,393	$288,940,600	$6,979,207

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	37

Statements of assets and liabilities

TIAA-CREF Funds  ■  October 31, 2021

	Equity Index Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	S&P 500 Index Fund	Small-Cap Blend Index Fund	Emerging Markets Equity Index Fund	International Equity Index Fund
ASSETS
Portfolio investments, at value*†	$35,356,318,011	$12,979,145,556	$9,032,880,635	$8,550,224,032	$4,790,731,771	$5,176,045,982	$18,999,040,393
Cash#	–	–	1,529	–	582,707	1,600,181	5,127,366
Cash – foreign ^	–	–	–	–	–	251,743	4,773,204
Receivable from securities transactions	152,967,056	93,808,679	685,644	–	–	142,043	12,150,439
Receivable for delayed delivery securities	–	–	–	–	–	–	11,124,958
Receivable from Fund shares sold	1,233,666	9,622,967	3,232,876	33,055,590	11,237,962	14,473,339	38,297,256
Dividends and interest receivable	24,018,158	4,974,210	9,944,665	6,404,432	1,262,374	3,485,959	72,197,412
Due from affiliates	727,188	99,538	1,498	935	–	496,793	291,001
Receivable for variation margin on open futures contracts	676,918	–	–	938,912	–	84,197	6,984,345
Other	1,493,275	486,664	482,507	435,510	262,570	193,989	1,144,812
Total assets	35,537,434,272	13,088,137,614	9,047,229,354	8,591,059,411	4,804,077,384	5,196,774,226	19,151,131,186
LIABILITIES
Management fees payable	1,164,287	464,310	301,897	280,424	155,067	522,964	629,732
Service agreement fees payable	175,562	235,875	270,908	463,212	240,072	119,412	340,716
Distribution fees payable	316,351	–	–	–	–	8,581	29,776
Due to affiliates	30,307	14,067	10,100	9,550	6,303	8,436	16,741
Overdraft payable	119,256	5,865,094	–	958,333	–	–	–
Payable for collateral for securities loaned	132,763,316	15,701,698	19,169,620	2,720,983	129,943,316	12,418,395	175,628,021
Payable for securities transactions	–	20,399,341	4,212,979	2,773,667	9,492,916	141,982	19,443,675
Payable for Fund shares redeemed	243,422,858	71,074,962	5,148,258	6,840,878	2,293,416	3,659,078	6,792,168
Payable for trustee compensation	1,443,334	470,617	472,768	425,042	257,557	170,948	931,326
Accrued expenses and other payables	484,231	312,210	182,158	139,398	112,602	24,363,189	879,124
Total liabilities	379,919,502	114,538,174	29,768,688	14,611,487	142,501,249	41,412,985	204,691,279
NET ASSETS	$35,157,514,770	$12,973,599,440	$9,017,460,666	$8,576,447,924	$4,661,576,135	$5,155,361,241	$18,946,439,907
NET ASSETS CONSIST OF:
Paid-in-capital	$14,427,220,558	$4,155,373,514	$5,966,238,847	$3,249,697,851	$2,778,938,409	$4,252,898,008	$14,673,000,981
Total distributable earnings (loss)	20,730,294,212	8,818,225,926	3,051,221,819	5,326,750,073	1,882,637,726	902,463,233	4,273,438,926
NET ASSETS	$35,157,514,770	$12,973,599,440	$9,017,460,666	$8,576,447,924	$4,661,576,135	$5,155,361,241	$18,946,439,907
INSTITUTIONAL CLASS:
Net assets	$12,335,596,872	$10,180,858,337	$7,684,425,555	$6,310,496,267	$3,552,723,328	$1,165,240,661	$9,784,830,726
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	361,582,511	166,216,490	308,767,808	123,470,760	124,479,496	88,294,765	415,347,427
Net asset value per share	$34.12	$61.25	$24.89	$51.11	$28.54	$13.20	$23.56
ADVISOR CLASS:
Net assets	$14,118,620	$81,992,613	$16,207,364	$134,423,525	$13,774,343	$4,300,156	$156,717,109
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	413,887	1,341,229	652,971	2,636,181	483,670	325,080	6,665,451
Net asset value per share	$34.11	$61.13	$24.82	$50.99	$28.48	$13.23	$23.51
PREMIER CLASS:
Net assets	$71,580,786	$–	$–	$–	$–	$28,510,429	$235,696,067
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	2,104,772	–	–	–	–	2,167,418	10,036,359
Net asset value per share	$34.01	$–	$–	$–	$–	$13.15	$23.48
RETIREMENT CLASS:
Net assets	$838,803,844	$1,085,054,718	$1,279,442,984	$2,107,555,344	$1,095,078,464	$556,243,555	$1,409,903,053
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	24,252,940	17,612,124	50,536,356	41,591,121	38,267,562	42,410,088	58,553,086
Net asset value per share	$34.59	$61.61	$25.32	$50.67	$28.62	$13.12	$24.08
RETAIL CLASS:
Net assets	$1,493,507,115	$–	$–	$–	$–	$23,316,889	$–
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	43,043,016	–	–	–	–	1,776,279	–
Net asset value per share	$34.70	$–	$–	$–	$–	$13.13	$–
CLASS W:
Net assets	$20,403,907,533	$1,625,693,772	$37,384,763	$23,972,788	$–	$3,377,749,551	$7,359,292,952
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	597,779,324	26,519,316	1,501,687	468,892	–	255,363,339	312,209,348
Net asset value per share	$34.13	$61.30	$24.90	$51.13	$–	$13.23	$23.57
* Includes securities loaned of	$230,867,953	$26,257,380	$31,194,606	$3,099,887	$251,907,666	$57,845,311	$360,967,041
# Includes cash collateral for open futures of	$–	$–	$–	$–	$–	$2,200,347	$13,681,222
† Portfolio investments, cost	$15,036,107,096	$5,037,550,705	$6,153,678,879	$3,269,138,858	$3,206,957,100	$3,994,940,523	$14,551,207,234
^ Foreign cash, cost	$–	$–	$–	$–	$–	$251,692	$4,794,276

38	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	39

Statements of operations

TIAA-CREF Funds  ■  For the year ended October 31, 2021

	Equity Index Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	S&P 500 Index Fund	Small-Cap Blend Index Fund	Emerging Markets Equity Index Fund	International Equity Index Fund
INVESTMENT INCOME
Dividends*	$433,991,459	$102,600,193	$164,247,695	$108,499,847	$44,011,276	$94,336,937	$459,639,806
Income from securities lending, net	2,336,342	340,095	481,017	34,130	2,924,213	1,157,078	1,687,200
Interest	28,282	5,870	1,646	3,796	32,482	6,883	–
Total income	436,356,083	102,946,158	164,730,358	108,537,773	46,967,971	95,500,898	461,327,006
EXPENSES
Management fees	12,996,865	5,302,603	3,335,038	3,044,219	1,781,558	5,941,794	6,619,595
Shareholder servicing – Institutional Class	19,739	23,287	15,724	6,268	10,585	2,355	22,948
Shareholder servicing – Advisor Class	15,888	86,894	28,481	160,221	88,122	6,367	170,830
Shareholder servicing – Premier Class	118	–	–	–	–	112	291
Shareholder servicing – Retirement Class	1,931,166	2,501,427	2,801,879	4,815,657	2,717,689	1,362,197	3,500,847
Shareholder servicing – Retail Class	330,472	–	–	–	–	29,508	–
Shareholder servicing – Class W	9,525	1,977	189	182	–	1,970	3,277
Distribution fees – Premier Class	99,557	–	–	–	–	44,292	360,728
Distribution fees – Retail Class	3,366,973	–	–	–	–	56,683	–
Administrative service fees	416,274	188,794	136,864	130,782	86,785	117,632	235,979
Trustee fees and expenses	329,928	131,648	84,674	77,169	45,228	44,428	168,668
Custody and accounting fees	225,544	170,940	66,525	63,749	55,730	1,370,352	761,227
Other expenses	741,384	580,326	407,313	291,543	279,358	358,235	583,012
Total expenses	20,483,433	8,987,896	6,876,687	8,589,790	5,065,055	9,335,925	12,427,402
Less: Expenses reimbursed by the investment adviser	(8,437,385)	(1,392,177)	(17,907)	(10,923)	(69,407)	(4,807,716)	(2,790,695)
Net expenses	12,046,048	7,595,719	6,858,780	8,578,867	4,995,648	4,528,209	9,636,707
Net investment income (loss)	424,310,035	95,350,439	157,871,578	99,958,906	41,972,323	90,972,689	451,690,299
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments‡	393,543,857	935,402,848	423,608,897	67,703,283	334,796,631	(24,379,018)	(52,299,318)
Futures contracts	40,178,126	–	–	8,939,148	–	272,312	45,851,115
Foreign currency transactions	5,165	–	–	–	–	(1,443,001)	251,838
In-kind redemptions	743,310,680	–	–	–	–	–	370,919,506
Net realized gain (loss) on total investments	1,177,037,828	935,402,848	423,608,897	76,642,431	334,796,631	(25,549,707)	364,723,141
Change in unrealized appreciation (depreciation) on:
Portfolio investments**	9,623,781,922	3,487,555,463	2,219,470,133	2,408,257,289	1,211,909,555	478,131,590	3,681,043,117
Futures contracts	4,577,690	–	–	1,407,714	–	82,544	11,877,415
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	–	–	–	–	–	11,043	(2,038,234)
Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	9,628,359,612	3,487,555,463	2,219,470,133	2,409,665,003	1,211,909,555	478,225,177	3,690,882,298
Net realized and unrealized gain (loss) on total investments	10,805,397,440	4,422,958,311	2,643,079,030	2,486,307,434	1,546,706,186	452,675,470	4,055,605,439
Net increase (decrease) in net assets from operations	$11,229,707,475	$4,518,308,750	$2,800,950,608	$2,586,266,340	$1,588,678,509	$543,648,159	$4,507,295,738
* Net of foreign withholding taxes of	$78,175	$5,572	$17,824	$10,067	$83,137	$11,609,425	$40,371,399
‡ Includes net realized gain (loss) from securities sold to affiliates of	$97,838	$2,732,211	$(801,429)	$5,637,596	$3,042,014	$(1,830,771)	$(13,302,737)
** Includes net change in unrealized foreign capital gains taxes of	$–	$–	$–	$–	$–	$20,439,760	$–

40	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	41

Statements of changes in net assets

TIAA-CREF Funds  ■  For the year ended

		Equity Index Fund		Large-Cap Growth Index Fund		Large-Cap Value Index Fund		S&P 500 Index Fund		Small-Cap Blend Index Fund		Emerging Markets Equity Index Fund
		October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020

OPERATIONS
Net investment income (loss)		$424,310,035	$413,771,581	$95,350,439	$80,701,773	$157,871,578	$165,012,226	$99,958,906	$101,293,790	$41,972,323	$32,861,429	$90,972,689	$67,412,204
Net realized gain (loss) on total investments		1,177,037,828	(213,830,290)	935,402,848	459,246,509	423,608,897	(140,178,303)	76,642,431	(41,076,547)	334,796,631	73,316,462	(25,549,707)	(81,098,298)
Net change in unrealized appreciation (depreciation) on total investments		9,628,359,612	2,380,858,333	3,487,555,463	1,504,438,346	2,219,470,133	(503,895,217)	2,409,665,003	474,267,747	1,211,909,555	(111,474,968)	478,225,177	293,902,831
Net increase (decrease) in net assets from operations		11,229,707,475	2,580,799,624	4,518,308,750	2,044,386,628	2,800,950,608	(479,061,294)	2,586,266,340	534,484,990	1,588,678,509	(5,297,077)	543,648,159	280,216,737
DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(158,023,347)	(188,672,283)	(164,805,321)	(171,117,083)	(147,209,703)	(416,083,828)	(78,758,573)	(91,617,002)	(79,088,443)	(121,261,570)	(21,408,760)	(23,694,217)
	Advisor Class	(147,386)	(954,062)	(1,310,526)	(1,221,913)	(288,876)	(2,208,511)	(1,669,528)	(1,944,516)	(283,311)	(419,691)	(48,204)	(332,300)
	Premier Class	(770,802)	(1,243,642)	–	–	–	–	–	–	–	–	(541,547)	(764,353)
	Retirement Class	(8,514,237)	(12,122,608)	(16,232,509)	(15,539,759)	(18,932,616)	(58,587,438)	(23,413,254)	(28,317,601)	(24,143,020)	(39,812,298)	(9,215,401)	(9,140,752)
	Retail Class	(14,418,739)	(18,246,452)	–	–	–	–	–	–	–	–	(317,009)	(368,304)
	Class W	(250,943,860)	(249,759,049)	(49,891,625)	(532,201)	(776,527)	(1,962,348)	(333,650)	(392,802)	–	–	(53,173,723)	(45,714,504)
Total distributions		(432,818,371)	(470,998,096)	(232,239,981)	(188,410,956)	(167,207,722)	(478,842,125)	(104,175,005)	(122,271,921)	(103,514,774)	(161,493,559)	(84,704,644)	(80,014,430)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	1,236,876,808	1,869,864,766	1,643,187,117	1,766,639,482	1,250,711,197	1,585,018,314	829,156,973	722,236,542	631,337,426	386,395,309	317,579,488	264,735,647
	Advisor Class	4,760,395	4,182,181	22,127,117	44,562,327	31,886,063	15,854,567	29,369,513	57,894,307	3,959,345	4,634,341	6,637,278	2,835,380
	Premier Class	7,329,829	9,182,263	–	–	–	–	–	–	–	–	16,228,289	12,090,118
	Retirement Class	51,311,282	42,119,059	87,370,416	133,335,426	209,992,188	112,756,176	192,080,514	291,028,196	58,870,717	81,262,992	80,549,259	85,511,682
	Retail Class	81,301,909	73,037,504	–	–	–	–	–	–	–	–	13,658,303	6,804,939
	Class W	2,994,720,099	3,788,862,814	1,475,482,012	1,407,427,456	5,920,038	10,225,516	3,770,400	4,170,772	–	–	1,246,492,339	741,305,512
Reinvestments of distributions:	Institutional Class	157,404,139	187,944,328	134,210,760	143,396,014	121,869,085	352,666,600	76,296,249	90,094,298	77,489,433	118,809,583	21,212,714	23,609,222
	Advisor Class	143,897	949,716	1,306,342	1,218,032	286,145	2,199,560	1,666,946	1,941,297	279,613	413,424	45,300	328,518
	Premier Class	755,033	1,236,277	–	–	–	–	–	–	–	–	538,664	764,353
	Retirement Class	8,505,320	12,111,151	16,208,061	15,517,976	18,914,001	58,535,117	23,413,254	28,317,602	24,143,020	39,812,298	9,215,401	9,140,751
	Retail Class	13,709,838	17,337,990	–	–	–	–	–	–	–	–	303,632	355,270
	Class W	250,943,860	249,759,049	49,891,625	532,200	776,527	1,962,348	333,649	392,802	–	–	53,173,723	45,714,504
Redemptions:	Institutional Class	(2,425,533,869)	(2,361,151,638)	(2,183,849,552)	(2,930,060,988)	(1,547,113,521)	(1,506,247,463)	(830,215,078)	(723,659,925)	(573,642,465)	(382,328,259)	(218,575,444)	(228,335,800)
	Advisor Class	(4,473,609)	(44,876,512)	(29,667,423)	(48,429,142)	(31,935,577)	(33,181,121)	(40,437,698)	(51,490,501)	(3,508,307)	(3,716,370)	(5,085,919)	(10,925,564)
	Premier Class	(16,634,330)	(20,137,058)	–	–	–	–	–	–	–	–	(16,854,692)	(15,069,736)
	Retirement Class	(89,328,218)	(150,328,488)	(206,218,291)	(160,976,505)	(113,412,433)	(98,365,132)	(243,936,262)	(280,912,558)	(151,499,314)	(76,851,519)	(17,521,844)	(12,931,319)
	Retail Class	(117,712,848)	(123,671,851)	–	–	–	–	–	–	–	–	(7,556,287)	(6,926,906)
	Class W	(4,048,445,331)	(1,816,710,563)	(2,135,552,351)	(8,558,721)	(11,230,494)	(6,618,586)	(6,825,026)	(4,268,089)	–	–	(328,351,351)	(196,981,732)
Net increase (decrease) from shareholder transactions		(1,894,365,796)	1,739,710,988	(1,125,504,167)	364,603,557	(63,336,781)	494,805,896	34,673,434	135,744,743	67,429,468	168,431,799	1,171,688,853	722,024,839
Net increase (decrease) in net assets		8,902,523,308	3,849,512,516	3,160,564,602	2,220,579,229	2,570,406,105	(463,097,523)	2,516,764,769	547,957,812	1,552,593,203	1,641,163	1,630,632,368	922,227,146
NET ASSETS
Beginning of period		26,254,991,462	22,405,478,946	9,813,034,838	7,592,455,609	6,447,054,561	6,910,152,084	6,059,683,155	5,511,725,343	3,108,982,932	3,107,341,769	3,524,728,873	2,602,501,727
End of period		$35,157,514,770	$26,254,991,462	$12,973,599,440	$9,813,034,838	$9,017,460,666	$6,447,054,561	$8,576,447,924	$6,059,683,155	$4,661,576,135	$3,108,982,932	$5,155,361,241	$3,524,728,873
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	40,283,550	87,045,156	31,570,256	46,486,714	55,541,291	92,634,227	18,387,843	21,444,059	23,713,918	21,385,912	23,483,583	24,554,564
	Advisor Class	167,316	206,406	427,566	1,336,144	1,475,658	873,308	657,102	1,750,644	148,140	256,789	474,683	271,335
	Premier Class	246,250	411,409	–	–	–	–	–	–	–	–	1,193,894	1,117,836
	Retirement Class	1,707,662	1,818,715	1,667,596	3,501,790	8,936,082	5,934,561	4,470,390	8,765,222	2,201,634	4,308,922	5,922,402	7,884,920
	Retail Class	2,655,383	3,204,767	–	–	–	–	–	–	–	–	995,572	638,840
	Class W	98,678,925	169,783,033	31,054,910	30,647,699	265,415	584,260	84,877	122,610	–	–	92,725,827	70,177,431
Shares reinvested:	Institutional Class	5,819,007	8,268,558	2,826,680	4,069,127	6,060,124	17,775,534	1,898,861	2,618,259	3,290,422	5,835,441	1,639,313	2,171,961
	Advisor Class	5,316	41,764	27,537	34,594	14,250	111,033	41,528	56,466	11,883	20,316	3,487	30,167
	Premier Class	27,964	54,486	–	–	–	–	–	–	–	–	41,692	70,447
	Retirement Class	309,509	524,292	338,656	436,757	922,634	2,893,481	586,357	827,758	1,019,984	1,944,909	714,926	844,022
	Retail Class	497,274	747,977	–	–	–	–	–	–	–	–	23,519	32,744
	Class W	9,277,037	10,988,079	1,050,350	15,102	38,614	98,909	8,304	11,415	–	–	4,106,079	4,205,566
Shares redeemed:	Institutional Class	(81,869,719)	(102,924,430)	(40,851,412)	(75,248,474)	(68,050,885)	(85,965,863)	(18,586,822)	(21,497,157)	(21,220,655)	(21,331,318)	(16,029,225)	(22,127,492)
	Advisor Class	(149,776)	(2,095,231)	(575,213)	(1,331,354)	(1,351,537)	(1,984,879)	(917,296)	(1,576,294)	(130,838)	(213,217)	(363,316)	(1,185,785)
	Premier Class	(575,909)	(901,560)	–	–	–	–	–	–	–	–	(1,241,451)	(1,444,478)
	Retirement Class	(2,870,676)	(6,547,804)	(3,880,857)	(4,205,309)	(4,896,829)	(5,290,118)	(5,349,704)	(8,369,709)	(5,539,506)	(4,211,125)	(1,289,250)	(1,237,384)
	Retail Class	(3,826,234)	(5,559,038)	–	–	–	–	–	–	–	–	(556,465)	(650,627)
	Class W	(130,732,814)	(78,474,699)	(36,647,022)	(219,391)	(492,633)	(370,219)	(149,897)	(124,518)	–	–	(24,206,932)	(18,083,233)
Net increase (decrease) from shareholder transactions		(60,349,935)	86,591,880	(12,990,953)	5,523,399	(1,537,816)	27,294,234	1,131,543	4,028,755	3,494,982	7,996,629	87,638,338	67,270,834

42	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	43

Statements of changes in net assets	concluded

TIAA-CREF Funds ■ For the year ended

		International Equity Index Fund
		October 31, 2021	October 31, 2020
OPERATIONS
Net investment income (loss)		$451,690,299	$326,178,016
Net realized gain (loss) on total investments		364,723,141	(190,634,176)
Net change in unrealized appreciation (depreciation) on total investments		3,690,882,298	(975,808,381)
Net increase (decrease) in net assets from operations		4,507,295,738	(840,264,541)
DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(179,887,061)	(245,800,056)
	Advisor Class	(2,504,669)	(3,679,322)
	Premier Class	(4,375,400)	(7,532,223)
	Retirement Class	(22,985,372)	(32,985,275)
	Class W	(99,167,970)	(116,525,339)
Total distributions		(308,920,472)	(406,522,215)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	1,587,283,373	1,531,729,367
	Advisor Class	29,895,347	41,912,638
	Premier Class	38,691,400	41,293,116
	Retirement Class	71,431,787	182,257,495
	Class W	2,314,524,808	1,292,839,800
Reinvestments of distributions:	Institutional Class	174,854,263	237,980,362
	Advisor Class	2,501,793	3,675,587
	Premier Class	4,375,400	7,532,223
	Retirement Class	22,985,372	32,985,275
	Class W	99,167,970	116,525,340
Redemptions:	Institutional Class	(2,009,409,741)	(1,176,795,599)
	Advisor Class	(23,731,150)	(40,072,197)
	Premier Class	(71,135,246)	(65,382,558)
	Retirement Class	(182,454,437)	(130,901,190)
	Class W	(728,786,086)	(400,572,288)
Net increase (decrease) from shareholder transactions		1,330,194,853	1,675,007,371
Net increase (decrease) in net assets		5,528,570,119	428,220,615
NET ASSETS
Beginning of period		13,417,869,788	12,989,649,173
End of period		$18,946,439,907	$13,417,869,788
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	70,128,728	85,506,993
	Advisor Class	1,345,182	2,352,677
	Premier Class	1,759,341	2,200,148
	Retirement Class	3,171,050	9,477,950
	Class W	101,475,512	72,141,696
Shares reinvested:	Institutional Class	8,471,621	12,185,374
	Advisor Class	121,329	188,395
	Premier Class	212,398	386,268
	Retirement Class	1,087,293	1,649,264
	Class W	4,804,650	5,966,479
Shares redeemed:	Institutional Class	(91,376,088)	(66,182,507)
	Advisor Class	(1,056,312)	(2,277,490)
	Premier Class	(3,199,177)	(3,541,386)
	Retirement Class	(7,942,758)	(7,101,612)
	Class W	(33,136,821)	(21,674,365)
Net increase (decrease) from shareholder transactions		55,865,948	91,277,884

44	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

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TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	45

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	unrealized gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period
EQUITY INDEX FUND
Institutional Class:	10/31/21		$24.07	$0.39		$10.06	$10.45	$(0.40)	$ –	$(0.40)	$34.12
	10/31/20		22.31	0.39		1.84	2.23	(0.42)	(0.05)	(0.47)	24.07
	10/31/19		20.12	0.43		2.20	2.63	(0.37)	(0.07)	(0.44)	22.31
	10/31/18		19.31	0.38		0.86	1.24	(0.33)	(0.10)	(0.43)	20.12
	10/31/17		15.95	0.35		3.42	3.77	(0.33)	(0.08)	(0.41)	19.31
Advisor Class:	10/31/21		24.05	0.35		10.06	10.41	(0.35)	–	(0.35)	34.11
	10/31/20		22.29	0.40		1.80	2.20	(0.39)	(0.05)	(0.44)	24.05
	10/31/19		20.12	0.40		2.19	2.59	(0.35)	(0.07)	(0.42)	22.29
	10/31/18		19.30	0.33		0.90	1.23	(0.31)	(0.10)	(0.41)	20.12
	10/31/17		15.96	0.31		3.44	3.75	(0.33)	(0.08)	(0.41)	19.30
Premier Class:	10/31/21		23.99	0.35		10.03	10.38	(0.36)	–	(0.36)	34.01
	10/31/20		22.24	0.35		1.83	2.18	(0.38)	(0.05)	(0.43)	23.99
	10/31/19		20.05	0.40		2.19	2.59	(0.33)	(0.07)	(0.40)	22.24
	10/31/18		19.25	0.34		0.87	1.21	(0.31)	(0.10)	(0.41)	20.05
	10/31/17		15.91	0.32		3.41	3.73	(0.31)	(0.08)	(0.39)	19.25
Retirement Class:	10/31/21		24.40	0.32		10.21	10.53	(0.34)	–	(0.34)	34.59
	10/31/20		22.62	0.34		1.85	2.19	(0.36)	(0.05)	(0.41)	24.40
	10/31/19		20.39	0.38		2.24	2.62	(0.32)	(0.07)	(0.39)	22.62
	10/31/18		19.56	0.32		0.90	1.22	(0.29)	(0.10)	(0.39)	20.39
	10/31/17		16.16	0.31		3.46	3.77	(0.29)	(0.08)	(0.37)	19.56
Retail Class:	10/31/21		24.48	0.32		10.23	10.55	(0.33)	–	(0.33)	34.70
	10/31/20		22.69	0.33		1.86	2.19	(0.35)	(0.05)	(0.40)	24.48
	10/31/19		20.45	0.38		2.24	2.62	(0.31)	(0.07)	(0.38)	22.69
	10/31/18		19.62	0.32		0.89	1.21	(0.28)	(0.10)	(0.38)	20.45
	10/31/17		16.21	0.30		3.47	3.77	(0.28)	(0.08)	(0.36)	19.62
Class W:	10/31/21		24.08	0.41		10.05	10.46	(0.41)	–	(0.41)	34.13
	10/31/20		22.32	0.39		1.85	2.24	(0.43)	(0.05)	(0.48)	24.08
	10/31/19		20.13	0.44		2.19	2.63	(0.37)	(0.07)	(0.44)	22.32
	10/31/18	†	21.72	0.01		(1.60)	(1.59)	–	–	–	20.13
LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/21		43.65	0.39		18.15	18.54	(0.35)	(0.59)	(0.94)	61.25
	10/31/20		34.63	0.39		9.50	9.89	(0.40)	(0.47)	(0.87)	43.65
	10/31/19		30.73	0.41		4.59	5.00	(0.39)	(0.71)	(1.10)	34.63
	10/31/18		28.30	0.39		2.59	2.98	(0.35)	(0.20)	(0.55)	30.73
	10/31/17		22.13	0.36		6.11	6.47	(0.30)	–	(0.30)	28.30
Advisor Class:	10/31/21		43.57	0.32		18.12	18.44	(0.29)	(0.59)	(0.88)	61.13
	10/31/20		34.57	0.33		9.50	9.83	(0.36)	(0.47)	(0.83)	43.57
	10/31/19		30.68	0.37		4.59	4.96	(0.36)	(0.71)	(1.07)	34.57
	10/31/18		28.27	0.35		2.58	2.93	(0.32)	(0.20)	(0.52)	30.68
	10/31/17		22.12	0.31		6.13	6.44	(0.29)	–	(0.29)	28.27
Retirement Class:	10/31/21		43.91	0.26		18.27	18.53	(0.24)	(0.59)	(0.83)	61.61
	10/31/20		34.83	0.29		9.57	9.86	(0.31)	(0.47)	(0.78)	43.91
	10/31/19		30.89	0.33		4.63	4.96	(0.31)	(0.71)	(1.02)	34.83
	10/31/18		28.46	0.32		2.60	2.92	(0.29)	(0.20)	(0.49)	30.89
	10/31/17		22.26	0.30		6.15	6.45	(0.25)	–	(0.25)	28.46
Class W:	10/31/21		43.67	0.41		18.16	18.57	(0.35)	(0.59)	(0.94)	61.30
	10/31/20		34.63	0.28		9.63	9.91	(0.40)	(0.47)	(0.87)	43.67
	10/31/19	†	33.68	0.02		0.93	0.95	–	–	–	34.63

46	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

				Ratios and supplemental data

	For the period			Net assets at		Ratios to average net assets						Portfolio
	or year ended		Total return	end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	turnover rate
EQUITY INDEX FUND
Institutional Class:	10/31/21		43.84%	$12,335,597		0.05%		0.05%		1.30%		7%[f]
	10/31/20		10.10	9,563,188		0.05		0.05		1.69		12	[f]
	10/31/19		13.47	9,034,344		0.05		0.05		2.08		4
	10/31/18		6.52	8,106,985		0.05		0.05		1.87		5	[f]
	10/31/17		24.00	14,021,233		0.05		0.05		1.96		11
Advisor Class:	10/31/21		43.66	14,119		0.17		0.17		1.16		7	[f]
	10/31/20		9.97	9,404		0.17		0.17		1.71		12	[f]
	10/31/19		13.26	49,888		0.19		0.19		1.93		4
	10/31/18		6.44	35,041		0.19		0.19		1.61		5	[f]
	10/31/17		23.85	8,389		0.15		0.15		1.76		11
Premier Class:	10/31/21		43.64	71,581		0.20		0.20		1.15		7	[f]
	10/31/20		9.92	57,737		0.20		0.20		1.55		12	[f]
	10/31/19		13.28	63,211		0.20		0.20		1.92		4
	10/31/18		6.36	86,396		0.20		0.20		1.68		5	[f]
	10/31/17		23.78	111,915		0.20		0.20		1.81		11
Retirement Class:	10/31/21		43.50	838,804		0.30		0.30		1.05		7	[f]
	10/31/20		9.79	612,612		0.30		0.30		1.45		12	[f]
	10/31/19		13.18	662,900		0.30		0.30		1.83		4
	10/31/18		6.29	568,207		0.30		0.30		1.56		5	[f]
	10/31/17		23.66	544,772		0.30		0.30		1.72		11
Retail Class:	10/31/21		43.45	1,493,507		0.32		0.32		1.02		7	[f]
	10/31/20		9.77	1,070,150		0.33		0.33		1.41		12	[f]
	10/31/19		13.15	1,028,244		0.33		0.33		1.80		4
	10/31/18		6.24	954,571		0.33		0.33		1.53		5	[f]
	10/31/17		23.59	942,518		0.33		0.33		1.69		11
Class W:	10/31/21		43.88	20,403,908		0.05		0.00		1.34		7	[f]
	10/31/20		10.14	14,941,901		0.05		0.00		1.71		12	[f]
	10/31/19		13.48	11,566,892		0.05		0.00		2.13		4
	10/31/18	†	(7.32)[b]	7,873,593		0.04	[c]	0.00	[c]	0.55	[c]	5	[f]
LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/21		43.11	10,180,858		0.05		0.05		0.73		31
	10/31/20		29.14	7,537,182		0.05		0.05		1.00		33	[f]
	10/31/19		17.03	6,833,846		0.05		0.05		1.28		28
	10/31/18		10.67	5,375,762		0.05		0.05		1.28		28
	10/31/17		29.56	4,767,108		0.06		0.06		1.45		18
Advisor Class:	10/31/21		42.93	81,993		0.17		0.17		0.61		31
	10/31/20		29.00	63,667		0.18		0.18		0.86		33	[f]
	10/31/19		16.90	49,158		0.18		0.18		1.16		28
	10/31/18		10.49	40,368		0.19		0.19		1.13		28
	10/31/17		29.45	16,090		0.19		0.19		1.22		18
Retirement Class:	10/31/21		42.77	1,085,055		0.30		0.30		0.48		31
	10/31/20		28.84	855,735		0.30		0.30		0.74		33	f
	10/31/19		16.75	688,063		0.30		0.30		1.05		28
	10/31/18		10.37	705,970		0.30		0.30		1.03		28
	10/31/17		29.23	665,674		0.31		0.31		1.20		18
Class W:	10/31/21		43.17	1,625,694		0.05		0.00		0.77		31
	10/31/20		29.22	1,356,450		0.05		0.00		0.71		33	[f]
	10/31/19	†	2.82 [b]	21,390		0.15	[c]	0.00	[c]	0.79	[c]	28

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	47

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	unrealized gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period
LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/21		$17.72	$0.44		$ 7.19	$ 7.63	$(0.46)	$ –	$(0.46)	$24.89
	10/31/20		20.54	0.46		(1.85)	(1.39)	(0.57)	(0.86)	(1.43)	17.72
	10/31/19		19.30	0.57		1.47	2.04	(0.49)	(0.31)	(0.80)	20.54
	10/31/18		19.58	0.49		0.09	0.58	(0.47)	(0.39)	(0.86)	19.30
	10/31/17		17.16	0.45		2.53	2.98	(0.38)	(0.18)	(0.56)	19.58
Advisor Class:	10/31/21		17.67	0.36		7.22	7.58	(0.43)	–	(0.43)	24.82
	10/31/20		20.49	0.48		(1.90)	(1.42)	(0.54)	(0.86)	(1.40)	17.67
	10/31/19		19.26	0.55		1.46	2.01	(0.47)	(0.31)	(0.78)	20.49
	10/31/18		19.56	0.46		0.08	0.54	(0.45)	(0.39)	(0.84)	19.26
	10/31/17		17.15	0.41		2.56	2.97	(0.38)	(0.18)	(0.56)	19.56
Retirement Class:	10/31/21		18.03	0.39		7.32	7.71	(0.42)	–	(0.42)	25.32
	10/31/20		20.87	0.42		(1.88)	(1.46)	(0.52)	(0.86)	(1.38)	18.03
	10/31/19		19.59	0.53		1.50	2.03	(0.44)	(0.31)	(0.75)	20.87
	10/31/18		19.87	0.45		0.09	0.54	(0.43)	(0.39)	(0.82)	19.59
	10/31/17		17.41	0.41		2.58	2.99	(0.35)	(0.18)	(0.53)	19.87
Class W:	10/31/21		17.73	0.45		7.19	7.64	(0.47)	–	(0.47)	24.90
	10/31/20		20.54	0.47		(1.85)	(1.38)	(0.57)	(0.86)	(1.43)	17.73
	10/31/19	†	20.26	0.08		0.20	0.28	–	–	–	20.54
S&P 500 INDEX FUND
Institutional Class:	10/31/21		36.35	0.62		14.77	15.39	(0.63)	–	(0.63)	51.11
	10/31/20		33.88	0.62		2.61	3.23	(0.66)	(0.10)	(0.76)	36.35
	10/31/19		30.48	0.68		3.53	4.21	(0.59)	(0.22)	(0.81)	33.88
	10/31/18		29.04	0.57		1.52	2.09	(0.54)	(0.11)	(0.65)	30.48
	10/31/17		24.06	0.53		5.04	5.57	(0.48)	(0.11)	(0.59)	29.04
Advisor Class:	10/31/21		36.27	0.56		14.74	15.30	(0.58)	–	(0.58)	50.99
	10/31/20		33.82	0.57		2.61	3.18	(0.63)	(0.10)	(0.73)	36.27
	10/31/19		30.43	0.64		3.52	4.16	(0.55)	(0.22)	(0.77)	33.82
	10/31/18		29.01	0.52		1.52	2.04	(0.51)	(0.11)	(0.62)	30.43
	10/31/17		24.06	0.45		5.09	5.54	(0.48)	(0.11)	(0.59)	29.01
Retirement Class:	10/31/21		36.06	0.51		14.64	15.15	(0.54)	–	(0.54)	50.67
	10/31/20		33.62	0.53		2.60	3.13	(0.59)	(0.10)	(0.69)	36.06
	10/31/19		30.24	0.60		3.51	4.11	(0.51)	(0.22)	(0.73)	33.62
	10/31/18		28.83	0.49		1.50	1.99	(0.47)	(0.11)	(0.58)	30.24
	10/31/17		23.90	0.46		5.01	5.47	(0.43)	(0.11)	(0.54)	28.83
Class W:	10/31/21		36.36	0.64		14.78	15.42	(0.65)	–	(0.65)	51.13
	10/31/20		33.88	0.63		2.62	3.25	(0.67)	(0.10)	(0.77)	36.36
	10/31/19	†	33.16	0.10		0.62	0.72	–	–	–	33.88
SMALL-CAP BLEND INDEX FUND
Institutional Class:	10/31/21		19.45	0.27		9.47	9.74	(0.26)	(0.39)	(0.65)	28.54
	10/31/20		20.46	0.22		(0.15)	0.07	(0.29)	(0.79)	(1.08)	19.45
	10/31/19		21.18	0.31		0.59	0.90	(0.28)	(1.34)	(1.62)	20.46
	10/31/18		22.02	0.31		0.12	0.43	(0.31)	(0.96)	(1.27)	21.18
	10/31/17		17.88	0.29		4.64	4.93	(0.31)	(0.48)	(0.79)	22.02
Advisor Class:	10/31/21		19.41	0.23		9.46	9.69	(0.23)	(0.39)	(0.62)	28.48
	10/31/20		20.43	0.19		(0.16)	0.03	(0.26)	(0.79)	(1.05)	19.41
	10/31/19		21.15	0.30		0.57	0.87	(0.25)	(1.34)	(1.59)	20.43
	10/31/18		22.00	0.26		0.14	0.40	(0.29)	(0.96)	(1.25)	21.15
	10/31/17		17.88	0.24		4.67	4.91	(0.31)	(0.48)	(0.79)	22.00
Retirement Class:	10/31/21		19.51	0.20		9.51	9.71	(0.21)	(0.39)	(0.60)	28.62
	10/31/20		20.52	0.17		(0.15)	0.02	(0.24)	(0.79)	(1.03)	19.51
	10/31/19		21.23	0.26		0.60	0.86	(0.23)	(1.34)	(1.57)	20.52
	10/31/18		22.07	0.25		0.14	0.39	(0.27)	(0.96)	(1.23)	21.23
	10/31/17		17.93	0.24		4.65	4.89	(0.27)	(0.48)	(0.75)	22.07

48	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

continued

				Ratios and supplemental data

	For the period			Net assets at		Ratios to average net assets						Portfolio
	or year ended		Total return	end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	turnover rate
LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/21		43.69%	$ 7,684,426		0.05%		0.05%		1.93%		29%
	10/31/20		(7.51)	5,586,461		0.05		0.05		2.52		33	[f]
	10/31/19		11.13	5,973,386		0.05		0.05		2.97		38
	10/31/18		2.97	5,482,154		0.05		0.05		2.49		27
	10/31/17		17.66	5,510,818		0.06		0.06		2.42		27
Advisor Class:	10/31/21		43.47	16,207		0.19		0.19		1.60		29
	10/31/20		(7.63)	9,094		0.19		0.19		2.54		33	[f]
	10/31/19		11.00	31,051		0.19		0.19		2.85		38
	10/31/18		2.77	8,505		0.19		0.19		2.34		27
	10/31/17		17.58	2,346		0.20		0.20		2.21		27
Retirement Class:	10/31/21		43.28	1,279,443		0.30		0.30		1.67		29
	10/31/20		(7.71)	821,535		0.30		0.30		2.29		33	[f]
	10/31/19		10.85	877,423		0.30		0.30		2.71		38
	10/31/18		2.68	865,369		0.30		0.30		2.25		27
	10/31/17		17.41	959,169		0.30		0.30		2.17		27
Class W:	10/31/21		43.73	37,385		0.05		0.00		1.98		29
	10/31/20		(7.45)	29,964		0.05		0.00		2.57		33	[f]
	10/31/19	†	1.38 [b]	28,293		0.12	[c]	0.00	[c]	4.13	[c]	38
S&P 500 INDEX FUND
Institutional Class:	10/31/21		42.82	6,310,496		0.05		0.05		1.38		7	[f]
	10/31/20		9.67	4,426,743		0.05		0.05		1.78		7
	10/31/19		14.27	4,038,596		0.05		0.05		2.17		5
	10/31/18		7.26	3,533,305		0.05		0.05		1.87		8
	10/31/17		23.56	3,500,746		0.06		0.06		1.99		9
Advisor Class:	10/31/21		42.63	134,424		0.18		0.18		1.25		7	[f]
	10/31/20		9.51	103,558		0.18		0.18		1.65		7
	10/31/19		14.12	88,735		0.19		0.19		2.05		5
	10/31/18		7.12	44,964		0.20		0.20		1.70		8
	10/31/17		23.40	29,207		0.19		0.19		1.68		9
Retirement Class:	10/31/21		42.43	2,107,555		0.30		0.30		1.13		7	[f]
	10/31/20		9.41	1,510,268		0.30		0.30		1.53		7
	10/31/19		14.01	1,366,911		0.30		0.30		1.92		5
	10/31/18		6.97	1,196,818		0.30		0.30		1.62		8
	10/31/17		23.24	1,135,456		0.31		0.31		1.74		9
Class W:	10/31/21		42.90	23,973		0.05		0.00		1.43		7	[f]
	10/31/20		9.72	19,113		0.04		0.00		1.83		7
	10/31/19	†	2.17 [b]	17,484		0.16	[c]	0.00	[c]	3.34	[c]	5
SMALL-CAP BLEND INDEX FUND
Institutional Class:	10/31/21		50.75	3,552,723		0.05		0.05		1.00		33
	10/31/20		0.08	2,308,446		0.06		0.06		1.16		32	[f]
	10/31/19		4.98	2,308,296		0.06		0.06		1.58		32
	10/31/18		1.99	1,966,064		0.06		0.06		1.38		20
	10/31/17		28.01	1,816,567		0.06		0.06		1.43		22
Advisor Class:	10/31/21		50.57	13,774		0.76		0.20		0.85		33
	10/31/20		(0.11)	8,823		1.08		0.20		1.01		32	f
	10/31/19		4.83	7,980		0.84		0.21		1.52		32
	10/31/18		1.84	13,215		0.42		0.21		1.13		20
	10/31/17		27.88	4,848		1.17		0.21		1.18		22
Retirement Class:	10/31/21		50.39	1,095,078		0.30		0.30		0.75		33
	10/31/20		(0.16)	791,714		0.30		0.30		0.92		32	f
	10/31/19		4.72	791,066		0.31		0.31		1.33		32
	10/31/18		1.75	689,246		0.31		0.31		1.12		20
	10/31/17		27.66	592,706		0.31		0.31		1.18		22

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	49

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	unrealized gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period
EMERGING MARKETS EQUITY INDEX FUND
Institutional Class:	10/31/21		$11.64	$0.27		$ 1.56	$ 1.83	$(0.27)	$ –	$(0.27)	$13.20
	10/31/20		11.05	0.23		0.68	0.91	(0.32)	–	(0.32)	11.64
	10/31/19		10.14	0.30		0.85	1.15	(0.24)	–	(0.24)	11.05
	10/31/18		11.86	0.28		(1.76)	(1.48)	(0.24)	–	(0.24)	10.14
	10/31/17		9.52	0.22		2.29	2.51	(0.17)	–	(0.17)	11.86
Advisor Class:	10/31/21		11.65	0.24		1.57	1.81	(0.23)	–	(0.23)	13.23
	10/31/20		11.06	0.18		0.71	0.89	(0.30)	–	(0.30)	11.65
	10/31/19		10.13	0.35		0.80	1.15	(0.22)	–	(0.22)	11.06
	10/31/18		11.85	0.37		(1.87)	(1.50)	(0.22)	–	(0.22)	10.13
	10/31/17		9.52	0.25		2.24	2.49	(0.16)	–	(0.16)	11.85
Premier Class:	10/31/21		11.60	0.25		1.55	1.80	(0.25)	–	(0.25)	13.15
	10/31/20		11.02	0.21		0.67	0.88	(0.30)	–	(0.30)	11.60
	10/31/19		10.10	0.32		0.82	1.14	(0.22)	–	(0.22)	11.02
	10/31/18		11.82	0.23		(1.73)	(1.50)	(0.22)	–	(0.22)	10.10
	10/31/17		9.50	0.22		2.26	2.48	(0.16)	–	(0.16)	11.82
Retirement Class:	10/31/21		11.57	0.24		1.55	1.79	(0.24)	–	(0.24)	13.12
	10/31/20		11.00	0.20		0.67	0.87	(0.30)	–	(0.30)	11.57
	10/31/19		10.08	0.32		0.81	1.13	(0.21)	–	(0.21)	11.00
	10/31/18		11.80	0.24		(1.75)	(1.51)	(0.21)	–	(0.21)	10.08
	10/31/17		9.48	0.20		2.27	2.47	(0.15)	–	(0.15)	11.80
Retail Class:	10/31/21		11.59	0.22		1.55	1.77	(0.23)	–	(0.23)	13.13
	10/31/20		11.00	0.19		0.68	0.87	(0.28)	–	(0.28)	11.59
	10/31/19		10.09	0.29		0.82	1.11	(0.20)	–	(0.20)	11.00
	10/31/18		11.81	0.23		(1.75)	(1.52)	(0.20)	–	(0.20)	10.09
	10/31/17		9.48	0.18		2.29	2.47	(0.14)	–	(0.14)	11.81
Class W:	10/31/21		11.66	0.29		1.57	1.86	(0.29)	–	(0.29)	13.23
	10/31/20		11.07	0.26		0.67	0.93	(0.34)	–	(0.34)	11.66
	10/31/19		10.14	0.37		0.81	1.18	(0.25)	–	(0.25)	11.07
	10/31/18	†	11.06	0.02		(0.94)	(0.92)	–	–	–	10.14
INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/21		17.93	0.61		5.44	6.05	(0.42)	–	(0.42)	23.56
	10/31/20		19.77	0.45		(1.67)	(1.22)	(0.62)	–	(0.62)	17.93
	10/31/19		18.37	0.61		1.37	1.98	(0.58)	–	(0.58)	19.77
	10/31/18		20.32	0.61		(2.00)	(1.39)	(0.56)	–	(0.56)	18.37
	10/31/17		16.89	0.55		3.37	3.92	(0.49)	–	(0.49)	20.32
Advisor Class:	10/31/21		17.90	0.59		5.42	6.01	(0.40)	–	(0.40)	23.51
	10/31/20		19.75	0.43		(1.68)	(1.25)	(0.60)	–	(0.60)	17.90
	10/31/19		18.34	0.58		1.38	1.96	(0.55)	–	(0.55)	19.75
	10/31/18		20.29	0.60		(2.01)	(1.41)	(0.54)	–	(0.54)	18.34
	10/31/17		16.88	0.49		3.40	3.89	(0.48)	–	(0.48)	20.29
Premier Class:	10/31/21		17.87	0.58		5.42	6.00	(0.39)	–	(0.39)	23.48
	10/31/20		19.71	0.42		(1.67)	(1.25)	(0.59)	–	(0.59)	17.87
	10/31/19		18.31	0.59		1.36	1.95	(0.55)	–	(0.55)	19.71
	10/31/18		20.26	0.56		(1.98)	(1.42)	(0.53)	–	(0.53)	18.31
	10/31/17		16.84	0.52		3.36	3.88	(0.46)	–	(0.46)	20.26
Retirement Class:	10/31/21		18.32	0.57		5.56	6.13	(0.37)	–	(0.37)	24.08
	10/31/20		20.20	0.41		(1.72)	(1.31)	(0.57)	–	(0.57)	18.32
	10/31/19		18.74	0.59		1.40	1.99	(0.53)	–	(0.53)	20.20
	10/31/18		20.73	0.57		(2.04)	(1.47)	(0.52)	–	(0.52)	18.74
	10/31/17		17.22	0.52		3.44	3.96	(0.45)	–	(0.45)	20.73
Class W:	10/31/21		17.94	0.63		5.43	6.06	(0.43)	–	(0.43)	23.57
	10/31/20		19.78	0.46		(1.68)	(1.22)	(0.62)	–	(0.62)	17.94
	10/31/19		18.37	0.63		1.36	1.99	(0.58)	–	(0.58)	19.78
	10/31/18	†	19.95	0.02		(1.60)	(1.58)	–	–	–	18.37
†	Class W commenced operations on September 28, 2018 for the Equity Index Fund, the Emerging Markets Equity Index Fund and the International Equity Index Fund; and commenced operations on September 30, 2019 for the Large-Cap Growth Index Fund, the Large-Cap Value Index Fund and the S&P 500 Index Fund.
[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[f]	Does not include in-kind transactions.

50	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

concluded

				Ratios and supplemental data

	For the period			Net assets at		Ratios to average net assets						Portfolio
	or year ended		Total return	end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	turnover rate
EMERGING MARKETS EQUITY INDEX FUND
Institutional Class:	10/31/21		15.77%	$ 1,165,241		0.18%		0.18%		1.96%		33%[f]
	10/31/20		8.43	921,818		0.20		0.20		2.13		36
	10/31/19		11.60	824,509		0.20		0.20		2.80		53
	10/31/18		(12.75)	1,256,129		0.20		0.20		2.34		27
	10/31/17		26.87	2,062,554		0.21		0.21		2.17		29
Advisor Class:	10/31/21		15.61	4,300		0.32		0.32		1.77		33	[f]
	10/31/20		8.28	2,449		0.34		0.34		1.62		36
	10/31/19		11.52	12,105		0.34		0.34		3.34		53
	10/31/18		(12.86)	1,511		0.34		0.34		3.19		27
	10/31/17		26.73	1,019		0.37		0.36		2.34		29
Premier Class:	10/31/21		15.58	28,510		0.33		0.33		1.80		33	[f]
	10/31/20		8.21	25,218		0.35		0.35		1.90		36
	10/31/19		11.52	26,772		0.35		0.35		3.00		53
	10/31/18		(12.89)	24,852		0.35		0.35		1.99		27
	10/31/17		26.55	36,599		0.36		0.36		2.10		29
Retirement Class:	10/31/21		15.55	556,244		0.43		0.43		1.74		33	[f]
	10/31/20		8.06	428,964		0.45		0.45		1.89		36
	10/31/19		11.43	325,179		0.45		0.45		2.97		53
	10/31/18		(12.99)	233,463		0.45		0.45		2.03		27
	10/31/17		26.51	272,466		0.46		0.46		1.98		29
Retail Class:	10/31/21		15.32	23,317		0.56		0.56		1.65		33	[f]
	10/31/20		8.07	15,221		0.57		0.57		1.73		36
	10/31/19		11.16	14,225		0.57		0.57		2.74		53
	10/31/18		(13.07)	13,357		0.57		0.57		1.92		27
	10/31/17		26.44	14,704		0.58		0.58		1.79		29
Class W:	10/31/21		16.00	3,377,750		0.18		0.00		2.17		33	[f]
	10/31/20		8.60	2,131,058		0.20		0.01		2.37		36
	10/31/19		11.86	1,399,712		0.20		0.00		3.50		53
	10/31/18	†	(8.32)[b]	889,002		0.22	[c]	0.00	[c]	2.27	[c]	27
INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/21		34.05	9,784,831		0.05		0.05		2.72		5	[f]
	10/31/20		(6.45)	7,675,874		0.05		0.05		2.46		4
	10/31/19		11.23	7,842,042		0.06		0.06		3.28		10
	10/31/18		(7.04)	7,702,594		0.06		0.06		3.06		4	[f]
	10/31/17		23.84	10,221,016		0.06		0.06		3.01		11
Advisor Class:	10/31/21		33.86	156,717		0.17		0.17		2.65		5	[f]
	10/31/20		(6.58)	111,950		0.17		0.17		2.32		4
	10/31/19		11.15	118,307		0.19		0.19		3.15		10
	10/31/18		(7.16)	28,194		0.20		0.20		3.00		4	[f]
	10/31/17		23.68	25,184		0.21		0.21		2.63		11
Premier Class:	10/31/21		33.87	235,696		0.20		0.20		2.60		5	[f]
	10/31/20		(6.61)	201,339		0.20		0.20		2.26		4
	10/31/19		11.06	240,884		0.21		0.21		3.18		10
	10/31/18		(7.18)	215,656		0.21		0.21		2.80		4	[f]
	10/31/17		23.67	319,116		0.21		0.21		2.83		11
Retirement Class:	10/31/21		33.74	1,409,903		0.30		0.30		2.50		5	[f]
	10/31/20		(6.73)	1,140,317		0.30		0.30		2.20		4
	10/31/19		11.01	1,175,682		0.31		0.31		3.09		10
	10/31/18		(7.29)	965,816		0.31		0.31		2.78		4	[f]
	10/31/17		23.55	1,008,677		0.31		0.31		2.75		11
Class W:	10/31/21		34.09	7,359,293		0.05		0.00		2.80		5	[f]
	10/31/20		(6.40)	4,288,389		0.05		0.00		2.53		4
	10/31/19		11.30	3,612,733		0.06		0.00		3.42		10
	10/31/18	†	(7.92)[b]	2,478,430		0.06	[c]	0.00	[c]	1.15	[c]	4	[f]

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	51

Notes to financial statements

TIAA-CREF Funds

Note 1—organization

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following are the TIAA-CREF Funds included in this report: Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, and the International Equity Index Fund (collectively the “Funds” or individually, the “Fund”).

Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), is registered with the SEC as an investment adviser and provides investment management services for the Funds.

The Funds offer their shares, without a sales load, through their principal underwriter, Nuveen Securities, LLC (“Nuveen Securities”), which is a wholly owned indirect subsidiary of TIAA.

The Funds offer up to six share classes, although any one Fund may not necessarily offer all six classes. The Funds may offer Institutional Class, Advisor Class, Premier Class, Retirement Class, Retail Class and Class W shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class.

Note 2—significant accounting policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Multiclass operations and allocations: Income, expenses, realized gains and losses and unrealized appreciation and depreciation of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign currency transactions and translation: The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received and are recognized as a component of “Net realized gain (loss) on total investments” on the Statements of operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “change in Net unrealized appreciation (depreciation) of investments and foreign currency” on the Statements of operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments” on the Statements of operations, when applicable.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of assets and liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of operations.

52	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

continued

Indemnification: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other matters: The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

New rule issuance: In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

Note 3—valuation of investments

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy that is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity.

Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

•	Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
•	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
•	Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Debt securities: Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by Advisors. These securities are generally classified as Level 2.

Exchange-traded equity securities, common and preferred stock: Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are categorized as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and asked prices is utilized and the securities are generally classified as Level 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Investments in registered investment companies: Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Repurchase Agreements: Repurchase agreements are valued at contract plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	53

Notes to financial statements

Futures contracts: Futures contracts are valued using the closing settlement price and are generally classified as Level 1.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of October 31, 2021, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total
Equity Index
Equity investments:
Financials	$4,182,663,606	$–	$4,176	$4,182,667,782
Health care	4,661,734,688	–	286,748	4,662,021,436
All other equity investments*	26,226,830,401	–	–	26,226,830,401
Short-term investments	132,763,316	152,035,076	–	284,798,392
Futures contracts**	676,326	–	–	676,326
Total	$35,204,668,337	$152,035,076	$290,924	$35,356,994,337
Large-Cap Growth Index
Equity investments*	$12,963,443,858	$–	$–	$12,963,443,858
Short-term investments	15,701,698	–	–	15,701,698
Total	$12,979,145,556	$–	$–	$12,979,145,556
Large-Cap Value Index
Equity investments*	$9,012,024,015	$–	$–	$9,012,024,015
Short-term investments	19,169,621	1,686,999	–	20,856,620
Total	$9,031,193,636	$1,686,999	$–	$9,032,880,635
S&P 500 Index
Equity investments*	$8,524,988,076	$–	$–	$8,524,988,076
Short-term investments	2,720,983	22,514,973	–	25,235,956
Futures contracts**	938,386	–	–	938,386
Total	$8,528,647,445	$22,514,973	$–	$8,551,162,418
Small-Cap Blend Index
Equity investments:
Financials	$753,897,308	$–	$8,640	$753,905,948
Health care	905,265,866	–	614,768	905,880,634
All other equity investments*	2,999,739,874	–	–	2,999,739,874
Short-term investments	129,943,316	1,261,999	–	131,205,315
Total	$4,788,846,364	$1,261,999	$623,408	$4,790,731,771
Emerging Markets Equity Index
Equity investments:
Africa/Middle East	$32,712,487	$390,627,223	$–	$423,339,710
Asia	402,404,711	3,429,632,461	11,278	3,832,048,450
Latin America	191,199,636	220,661,376	–	411,861,012
All other equity investments*	141,145,657	314,275,406	–	455,421,063
Short-term investments	12,418,395	40,957,352	–	53,375,747
Futures contracts**	82,544	–	–	82,544
Total	$779,963,430	$4,396,153,818	$11,278	$5,176,128,526

54	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

continued

Fund	Level 1	Level 2	Level 3	Total
International Equity Index
Equity investments:
Asia	$2,869,235	$4,719,668,433	$–	$4,722,537,668
Australasia	–	1,470,565,849	2,976	1,470,568,825
Europe	11,651,972	10,693,091,881	–	10,704,743,853
All other equity investments*	71,516,058	1,582,585,117	1,666	1,654,102,841
Short-term investments	175,628,021	271,459,185	–	447,087,206
Futures contracts**	6,979,207	–	–	6,979,207
Total	$268,644,493	$18,737,370,465	$4,642	$19,006,019,600

*	For detailed categories, see the accompanying Summary portfolio of investments.
**	Derivative instruments are not reflected in the Summary portfolio of investments.

Note 4—investments

Repurchase agreements: In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral.

The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of assets and liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of assets and liabilities as it is held by the agent or by a third-party bank engaged by the Agent as a special “tri-party” custodian on behalf of the Funds, and the Funds do not have the ability to sell or re-hypothecate those securities.

As of October 31, 2021, securities lending transactions are for equity securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

At October 31, 2021, the total value of securities on loan and the total value of collateral received were as follows:

Fund	Aggregate value of securities on loan	Cash collateral received	*	Non-cash collateral received	Total collateral received
Equity Index	$230,867,953	$132,763,316		$104,023,178	$236,786,494
Large-Cap Growth Index	26,257,380	15,701,698		10,955,696	26,657,394
Large-Cap Value Index	31,194,606	19,169,620		12,740,679	31,910,299
S&P 500 Index	3,099,887	2,720,983		499,910	3,220,893
Small-Cap Blend Index	251,907,666	129,943,316		129,001,813	258,945,129
Emerging Markets Equity Index	57,845,311	12,418,395		49,360,048	61,778,443
International Equity Index	360,967,041	175,628,021		210,011,491	385,639,512

*	May include cash and investment of cash collateral.

Securities purchased on a when-issued or delayed-delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have segregated securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended October 31, 2021 were as follows:

Fund	Non-U.S. government purchases	Non-U.S. government sales
Equity Index	$2,092,098,952	$3,326,146,707
Large-Cap Growth Index	4,005,178,266	5,258,870,142
Large-Cap Value Index	2,412,604,929	2,472,407,292
S&P 500 Index	502,377,540	548,882,342
Small-Cap Blend Index	1,466,952,483	1,449,931,913
Emerging Markets Equity Index	2,454,393,454	1,445,744,851
International Equity Index	2,338,758,405	843,374,185

TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	55

Notes to financial statements

Note 5—derivative investments

Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statements of operations, when applicable.

At October 31, 2021, the following Funds have invested in derivative contracts which are reflected in the Statements of assets and liabilities as follows:

	Asset derivatives
Derivative contracts	Location	Fair value amount
Equity Index Fund
Equity contracts	Futures contracts*	$676,326
S&P 500 Index Fund
Equity contracts	Futures contracts*	938,386
Emerging Markets Equity Index Fund
Equity contracts	Futures contracts*	82,544
International Equity Index Fund
Equity contracts	Futures contracts*	6,979,207

*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of assets and liabilities is only the receivable or payable for variation margin on open futures contracts.

For the year ended October 31, 2021, the effect of derivative contracts on the Funds’ Statements of operations was as follows:

Derivative contracts	Location	Realized gain (loss)	Change in unrealized appreciation (depreciation)
Equity Index Fund
Equity contracts	Futures contracts	$40,178,126	$ 4,577,690
S&P 500 Index Fund
Equity contracts	Futures contracts	8,939,148	1,407,714
Emerging Markets Equity Index Fund
Equity contracts	Futures contracts	272,312	82,544
International Equity Index Fund
Equity contracts	Futures contracts	45,851,115	11,877,415

Futures contracts: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin receipts or payments are settled daily reflecting changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures contracts against default. During the year ended October 31, 2021, the Equity Index Fund, S&P 500 Index Fund, Emerging Markets Equity Index Fund and International Equity Index Funds had exposure to futures contracts, based on underlying notional values, generally between 0% and 4% of net assets. The futures contracts outstanding as of October 31, 2021 are disclosed in the Summary portfolio of investments and the full Schedules of investments.

Note 6—Income tax and other tax matters

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2021, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, certain foreign taxes paid, redemptions in-kind, utilization of tax equalization credits, dividend redesignations, return of capital and long-term capital gain distributions received from portfolio investments, investments in partnerships, and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Net unrealized appreciation (depreciation): At October 31, 2021, net unrealized appreciation (depreciation) based on the aggregate cost of all investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

56	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

continued

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized (depreciation )	Net unrealized appreciation (depreciation)
Equity Index	$15,267,805,805	$20,762,735,674	$ (673,547,142)	$20,089,188,532
Large-Cap Growth Index	5,064,431,260	8,005,340,059	(90,625,763)	7,914,714,296
Large-Cap Value Index	6,277,903,223	3,083,779,599	(328,802,187)	2,754,977,412
S&P 500 Index	3,351,971,474	5,361,843,629	(162,652,685)	5,199,190,944
Small-Cap Blend Index	3,260,006,327	1,875,953,291	(345,227,847)	1,530,725,444
Emerging Markets Equity Index	4,067,677,990	1,472,138,481	(363,687,945)	1,108,450,536
International Equity Index	14,802,009,093	5,474,233,602	(1,270,223,095)	4,204,010,507

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting.

Distributions to shareholders: The tax character of distributions paid to shareholders during the years ended October 31, 2021 and October 31, 2020 was as follows:

	10/31/2021			10/31/2020
Fund	Ordinary income	Long-term capital gains	Total	Ordinary income	Long-term capital gains	Total
Equity Index	$432,818,371	$–	$432,818,371	$432,656,400	$38,341,696	$470,998,096
Large-Cap Growth Index	130,103,218	102,136,763	232,239,981	85,041,646	103,369,310	188,410,956
Large-Cap Value Index	167,207,722	–	167,207,722	187,639,650	291,202,475	478,842,125
S&P 500 Index	104,175,005	–	104,175,005	105,924,670	16,347,251	122,271,921
Small-Cap Blend Index	45,496,626	58,018,148	103,514,774	54,413,020	107,080,539	161,493,559
Emerging Markets Equity Index	84,704,644	–	84,704,644	80,014,430	–	80,014,430
International Equity Index	308,920,472	–	308,920,472	406,522,215	–	406,522,215

Components of accumulated earnings: As of October 31, 2021, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation)	Capital loss carryover	Total
Equity Index	$447,064,892	$195,512,009	$20,089,188,532	$–	$20,731,765,433
Large-Cap Growth Index	457,187,965	446,795,379	7,914,714,296	–	8,818,697,640
Large-Cap Value Index	279,859,207	16,852,963	2,754,977,412	–	3,051,689,582
S&P 500 Index	94,761,325	33,220,251	5,199,190,943	–	5,327,172,519
Small-Cap Blend Index	90,304,601	261,854,974	1,530,725,444	–	1,882,885,019
Emerging Markets Equity Index	103,208,379	–	1,085,374,701	(285,943,684)	902,639,396
International Equity Index	522,599,138	–	4,203,640,093	(451,861,435)	4,274,377,796

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of straddle losses, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies, and the treatment of short term gain as ordinary income for tax purposes.

In certain circumstances, a fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). A fund may also accept portfolio securities rather than cash as payment for a purchase of fund shares (in-kind purchase). During the year ended October 31, 2021, the S&P 500 Index Fund received $71,046,990 of securities from in-kind purchase transactions. The Equity Index Fund received $390,827,810 of securities from in-kind purchase transactions. The International Equity Index Fund received $577,667,680 of securities from in-kind purchase transactions. The Emerging Markets Equity Index Fund received $114,812,598 of securities from in-kind purchase transactions.

The Equity Index Fund recognized a net capital gain of $743,310,680 as the result of a delivery of $944,191,137 of securities from in-kind redemption transactions. The

International Equity Index Fund recognized a net capital gain of $370,919,506 as the result of a delivery of $656,992,254 of securities from in-kind redemption transactions. For federal income tax purposes, the gain is not taxable and therefore will not be distributed to shareholders. The gain was reclassified from total distributable earnings (loss) to paid-in-capital in the Statements of Assets and Liabilities.

Capital loss carryovers: At October 31, 2021, the following Funds had capital loss carryovers, which will not expire.

Fund	Short-term	Long-term	Total
Emerging Markets Equity Index	$49,339,027	$236,604,657	$285,943,684
International Equity Index	121,507,165	330,354,270	451,861,435

For the year ended October 31, 2021, the Equity Index, Large-Cap Value Index, and S&P 500 Index Funds utilized $109,154,519, $247,673,192 and $19,753,192 of capital loss carryover available from prior years respectively. The capital loss carryover for these funds was reduced to zero as a result of this utilization.

TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	57

Notes to financial statements

Note 7—investment adviser and other transactions with affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of operations are paid to Advisors under the Service Agreement.

Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates Nuveen Securities for providing distribution, promotional, and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensates Nuveen

Securities for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

Advisors has contractually agreed to waive and/or reimburse Class W’s shares’ Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses, trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees. The Management fees and Other expenses of Class W shares that have been waived by Advisors may be incurred directly or indirectly, all or in part, by investors in Class W shares.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of October 31, 2021, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

	Investment management fee— effective rate		Service agreement fee	Distribution fee		Maximum expense amounts‡
Fund			Retirement Class	Premier Class	Retail Class	Institutional Class		Advisor Class		Premier Class		Retirement Class		Retail Class		Class W§
Equity Index	0.04%		0.25%	0.15%	0.25%	0.09%		0.24%		0.24%		0.34%		0.48%		0.09%
Large-Cap Growth Index	0.04		0.25	–	–	0.09		0.24		–		0.34		–		0.09
Large-Cap Value Index	0.04		0.25	–	–	0.09		0.24		–		0.34		–		0.09
S&P 500 Index	0.04		0.25	–	–	0.09		0.24		–		0.34		–		0.09
Small-Cap Blend Index	0.04		0.25	–	–	0.09		0.24		–		0.34		–		–
Emerging Markets Equity Index	0.13	[a]	0.25	0.15	0.25	0.23	[a]	0.38	[a]	0.38	[a]	0.48	[a]	0.62	[a]	0.23	[a]
International Equity Index	0.04		0.25	0.15	–	0.15		0.30		0.30		0.40		–		0.15

‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 28, 2022. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.
§	Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect permanently, unless changed with approval of the Board of Trustees.
[a]	Prior to August 1, 2021, the investment management fee rate for the Emerging Markets Equity Index Fund was 0.14% of average daily net assets. Effective August 1, 2021, the management fee rate is 0.12%. The expense caps were 0.25% for the Institutional Class, 0.40% for the Advisor Class, 0.40% for the Premier Class, 0.50% for the Retirement Class, 0.64% for the Retail Class and 0.25% for the Class W Class.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the year ended October 31, 2021, the Funds engaged in the following security transactions with affiliated entities:

Fund	Purchases	Sales	Realized gain (loss)
Equity Index	$263,041,593	$3,536,870	$97,838
Large-Cap Growth Index	486,027,436	43,077,401	2,732,211
Large-Cap Value Index	82,564,922	8,728,305	(801,429)
S&P 500 Index	30,842,977	30,427,464	5,637,596
Small-Cap Blend Index	11,920,809	19,087,705	3,042,014
Emerging Markets Equity Index	21,272,917	12,319,741	(1,830,771)
International Equity Index	76,665,762	138,242,337	(13,302,737)

58	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

concluded

A registered separate account of TIAA (collectively “TIAA Access”) has various sub-accounts that invest in the Funds, and certain funds within the Trust also make investments in the Funds. The following is the percentage of the Funds’ shares owned by TIAA and other funds within the Trust as of October 31, 2021:

Fund	TIAA-CREF Lifecycle Funds	TIAA-CREF Lifecycle Index Funds	TIAA Access	Total
Equity Index	–%	56%	1%	57%
Large-Cap Growth Index	12	–	4	16
Large-Cap Value Index	–	–	8	8
S&P 500 Index	–	–	10	10
Small-Cap Blend Index	–	–	17	17
Emerging Markets Equity Index	–	63	1	64
International Equity Index	–	38	5	43

TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly owned direct subsidiary of TIAA, is a registered investment adviser that provides program management services to multiple qualified tuition programs formed under Section 529 of the Internal Revenue Code (“529 Plans”). These 529 Plans, each of which operates independently, invest a portion of their assets in the Funds. As of October 31, 2021, three 529 Plans owned 5%, 5% and 7% respectively, of the Equity Index Fund; and two 529 plans owned 11% and 7% respectively, of S&P 500 Index Fund.

Note 8—emerging markets risks

The Emerging Markets Equity Index Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 9—inter-fund lending program

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an inter-fund lending program. This program allows the Funds to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes, (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the year ended October 31, 2021, there were no inter-fund borrowing or lending transactions.

Note 10—line of credit

The Funds participate in a $1 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 15th, 2021 expiring on June 14th, 2022, replacing the previous facility, which expired June 2021. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended October 31, 2021, there were no borrowings under this credit facility by the Funds.

TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Equity Index Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of TIAA-CREF Equity Index Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Emerging Markets Equity Index Fund, and TIAA-CREF International Equity Index Fund (seven of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 16, 2021

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

60	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Important tax information (unaudited)

For the year ended October 31, 2021, the TIAA-CREF Funds designate the following distribution amounts (or the maximum amount allowable) as being from net long-term capital gains.

Fund	Long-term capital gains
Equity Index	$24,745,761
Large-Cap Growth Index	204,227,699
Large-Cap Value Index	9,363,401
S&P 500 Index	4,317,277
Small-Cap Blend Index	73,564,872
Emerging Markets Equity Index	–
International Equity Index	–

For the year ended October 31, 2021, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualified dividends.

Fund	Percentage
Equity Index	92.4%
Large-Cap Growth Index	64.7
Large-Cap Value Index	94.5
S&P 500 Index	100.0
Small-Cap Blend Index	60.2
Emerging Markets Equity Index	45.2
International Equity Index	83.6

For the year ended October 31, 2021, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage
Equity Index	90.1%
Large-Cap Growth Index	63.7
Large-Cap Value Index	91.7
S&P 500 Index	97.2
Small-Cap Blend Index	59.5
Emerging Markets Equity Index	–
International Equity Index	–

The Emerging Markets Equity Index and International Equity Index Funds received income from foreign sources during the year ended October 31, 2021 of $104,981,189 ($0.26895 per share), and $500,041,403 ($0.62286 per share) respectively, and paid taxes to foreign countries during the year ended October 31, 2021 of $10,603,403 ($0.02716 per share), and $30,512,164 ($0.03801 per share), respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2021, which will be reported in conjunction with your 2021 Form 1099-DIV.

By early 2022, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	61

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2021

Trustees

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and other relevant experience and qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	88	Director, Save the Children Federation, Inc.; Investment Committee Member, Maine Community Foundation.
Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2019.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans at Johnson & Johnson (2002–2006). Manager, Financial Services Consultant, KPMG Consulting (2000–2002).	88	Board member, Lumina Foundation and Waterside School; Investment Advisory Committee Chair, Seattle City Employees’ Retirement System; Investment Committee Member, The Seattle Foundation.
Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management, Northwestern University (2002–2011 and since 2013), Senior Associate Dean for Strategy and Academics (since 2020) and Chair of the Finance Department (2005–2007). Vice President, American Economic Association (2020). Assistant Secretary for Economic Policy, United States Department of the Treasury (2011–2013).	88	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC;
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and of certain funds advised by American Beacon Advisors, Inc.	88	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC. Chief Operating Officer, DDJ Capital Management (2003–2006).	88	Trustee, Dexter Southfield School; Member, Governing Council of the Independent Directors Council.
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Adviser to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	88	Director, Commonwealth (non-profit organization).
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Indefinite term. Trustee since 2011; Chairman for term ending June 30, 2023. Chairman since September 13, 2017.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	88	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Investment Committee Member, Sansum Clinic; Director, ParentSquare; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer (since 2008) and Program Director (1990–2008), National Bureau of Economic Research. Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT.	88	Director, National Bureau of Economic Research; Trustee, Alfred P. Sloan Foundation; Member, Congressional Budget Office Panel of Economic Advisers.

62	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Trustees – concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and other relevant experience and qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018); Chairman and Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers, Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	88	Director, TheraTrue Inc.
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	George Kozmetsky Centennial University Distinguished Chair and Executive Director of the Global Sustainability Leadership Institute and Professor (since 1987), McCombs School of Business, University of Texas at Austin. Charles E. and Sarah M. Seay Regents Chair of Finance (2002–2021), Co-Executive Director, Social Innovation Initiative (since 2015), Director, AIM Investment Center (2000–2016), Associate Dean for Research (2011–2016), Chairman, Department of Finance (2002–2011), McCombs School of Business, University of Texas at Austin. President (2019-2020), Vice President (2013–2018), Society of Financial Studies. President (since 2020), Vice President (2019–2020) American Finance Association.	88	Texa$aver Product Committee Member, Employees Retirement System of Texas.

Officers

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”).
Derek B. Dorn TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1976	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2020.	Senior Managing Director and Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”) and the TIAA-CREF Fund Complex. Formerly, Managing Director, Special Assistant to the CEO, and Managing Director, Regulatory Affairs, TIAA. Prior to joining TIAA, Mr. Dorn served as a partner at Davis & Harman LLP and an adjunct professor of Law at Georgetown University Law Center.
John L. Douglas TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Executive Vice President	One-year term. Executive Vice President since 2021.	Senior Executive Vice President, Chief Legal Risk & Compliance Officer at TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Senior Advisor to the CEO, and Senior Executive Vice President, Chief Advocacy & Oversight Officer. Prior to joining TIAA, Mr. Douglas was a Partner at Davis Polk & Wardwell LLP.

TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	63

Trustees and officers (unaudited)	concluded

TIAA-CREF Funds  ■  October 31, 2021

Officers – concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.	Executive Vice President, Chief Operating Officer, Nuveen. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds. President and Chief Executive Officer of CREF and TIAA Separate Account VA-1. Formerly, Senior Managing Director, Co-Head Nuveen Equities & Fixed Income and President of TIAA Investments.
Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, President and Chief Investment Officer, Nuveen; Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments; and Senior Managing Director, President, Global Investments, TIAA.
David Nason TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1970	Executive Vice President	One-year term. Executive Vice President since 2020.	Senior Executive Vice President, Chief Operating Officer of TIAA. Formerly, Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, Chief Risk and Compliance Officer, TIAA. Prior to joining TIAA, Mr. Nason served as President and CEO of GE Energy Financial Services.
Phillip T. Rollock TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2018.	Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex. Formerly, Executive Vice President, Deputy Chief Legal Officer, TIAA and Senior Managing Director, Senior General Counsel and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.
E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.	Senior Managing Director, Head, Publics Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Fund Complex; and Vice President and Controller of the Nuveen Funds. Formerly, Managing Director, Head, TC Fund Administration, Nuveen.
Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.	Senior Executive Vice President, Chief People Officer of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, tiaa.org, or by calling 800 223-1200.

64	2021 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Additional information about index providers (unaudited)

Russell Indexes

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Standard & Poor’s Index

The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the S&P 500 Index Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the fund with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the fund. S&P Dow Jones Indices has no obligation to take the needs of the fund or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the fund or the timing of the issuance or sale of fund shares or in the determination or calculation of the equation by which fund shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE FUND, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

MSCI Indexes

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

TIAA-CREF Funds: Equity Index Funds ■ 2021 Annual Report	65

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How to reach us

Websites

TIAA.org

nuveen.com

Automated telephone service

800-842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800-842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not Federal Deposit Insurance Corporation (FDIC) insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Nuveen Securities, LLC and TIAA-CREF Individual & Institutional Services, LLC, members FINRA, distribute securities products.

This material is for informational or educational purposes only and does not constitute fiduciary investment advice under ERISA, a securities recommendation under all securities laws, or an insurance product recommendation under state insurance laws or regulations. This material does not take into account any specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on the investor’s own objectives and circumstances.

©2021 Teachers Insurance and Annuity Association of America–College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206

PRESORTED STANDARD U.S. POSTAGE PAID TIAA
730 Third Avenue New York, NY 10017-3206

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TIAA-CREF Funds	October 31, 2021

TIAA-CREF

International Fixed-Income Funds

The annual report contains the audited financial statements.

Fund name	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W
Emerging Markets Debt Fund	TEDNX	TEDHX	TEDPX	TEDTX	TEDLX	TEDVX
International Bond Fund	TIBWX	TIBNX	TIBLX	TIBVX	TIBEX	TIBUX

Annual
Report

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the TIAA-CREF Funds’ (the “Funds”) annual and semiannual shareholder reports will not be sent to you by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on TIAA’s website, TIAA.org, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by either (1) updating your account settings at TIAA.org/eDelivery, if you invest in the Funds directly or hold your Fund shares through a TIAA-affiliated financial intermediary, account or retirement plan (each, a “TIAA Account”), or (2) contacting your financial intermediary (such as a broker/dealer or bank) through which you hold Fund shares.

If you invest directly with the Funds or through a TIAA Account, you may elect to receive all future shareholder reports in paper free of charge by updating your account settings at TIAA.org/eDelivery or by calling 800-842-2252 during regular business hours. If you invest through another financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Funds or through a TIAA Account, or to all funds held through your financial intermediary.

Understanding this report

For the purposes of this report, “TIAA-CREF Funds” refers only to the TIAA-CREF International Fixed-Income Funds listed on the cover of this report.

This annual report contains information about certain TIAA-CREF Funds and describes their results for the twelve months ended October 31, 2021. The report contains four main sections:

•	A letter from Brad Finkle, President of the TIAA-CREF Fund Complex.
•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the issuers, industries and types of securities in which each fund had investments as of October 31, 2021.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. To see the risks of investing in any fund, please read the latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our websites at TIAA.org or nuveen.com, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	3

Letter to investors

International fixed-income securities posted mixed results for the twelve months ended October 31, 2021. Emerging-markets debt registered a solid gain amid fluctuating shifts in investor sentiment. Foreign investment-grade fixed-rate bonds hedged to the U.S. dollar declined slightly, giving back modest gains over the final three months of the period. For the twelve months:

•	Emerging-markets debt securities returned 4.4%, as measured by the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified. Please see page 7 for benchmark definitions.
•	International investment-grade fixed-rate bonds hedged to the U.S. dollar returned –1.3%, as measured by the Bloomberg Global Aggregate Ex-USD Index (Hedged).
•	The TIAA-CREF Emerging Markets Debt Fund (Institutional Class) gained 7.9% and the TIAA-CREF International Bond Fund (Institutional Class) returned –0.3%. Both outpaced their respective benchmarks.

Emerging-markets debt securities performed well early in the period amid improving risk sentiment and rising oil prices. However, higher U.S. interest rates and strong growth drove the dollar up in March 2021. A subsequent recovery later in the period was tempered by a slowing Chinese economy and price pressures due to supply-chain bottlenecks.

International investment-grade fixed-rate bonds began the period with modest gains, but experienced ups and downs driven by volatility in global interest rates throughout 2021, particularly over the final months of the period. Economies in the 19-nation euro area contracted during the fourth quarter of 2020 and the first quarter of 2021 before recovering to produce moderate growth over the next two quarters. While global central banks in large part left accommodative monetary policies in place, holding benchmark interest rates at near-zero levels, there were some notable shifts, such as in Australia, that dampened risk sentiment.

Foreign bond returns trailed U.S. bonds

For the period, foreign bonds lagged the results of U.S. bonds. International investment-grade debt securities trailed the –0.5% return of U.S. investment-grade fixed-rate bonds, as measured by the Bloomberg U.S. Aggregate Bond Index. Emerging-markets debt lagged the 9.0% gain of U.S. high-yield bonds, as measured by the ICE BofA BB-B Cash Pay High Yield Constrained Index.

Shifting global economic trends emphasized the value of diversification

Over the last year, global economies continued to rebound from the impact of COVID-19. However, just as individual countries and regions were affected differently by the pandemic, the pace of their recovery has also varied and may be difficult to predict going forward.

4	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Brad Finkle

In this environment, we believe asset class diversification, including international fixed-income securities, remains a time-tested approach in helping investors manage shifts in market conditions more effectively. With the many complexities involved in choosing international-debt securities, both in developed and emerging markets, we believe that a diversified portfolio of bonds in a professionally managed mutual fund or group of funds offers investors a sensible way to gain exposure to this dynamic asset class. Keep in mind that, while diversification can help reduce volatility, it does not provide a guarantee against market losses.

If you have any questions about your investment in the TIAA-CREF International Fixed-Income Funds, please contact your financial advisor or call a TIAA financial consultant at 800-842-2252. We welcome the opportunity to speak with you.

/s/ Brad Finkle

Brad Finkle

President of the TIAA-CREF Fund Complex

TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	5

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our websites at TIAA.org or nuveen.com; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-PORT filings. Form N-CSR filings are as of October 31 or April 30; Form N-PORT filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. Call 202-551-8090 for more information.

Proxy voting

In certain market conditions, the investment portfolio of a fixed-income fund may include shares of common or preferred stock. If that should occur, TIAA-CREF Funds’ ownership of stock would give it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, LLC. The members of these teams are responsible for the day-to-day investment management of the funds.

6	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds

About the funds’ benchmarks

Emerging Markets Debt Fund

The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI-GD Index) is an unmanaged, market-capitalization-weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds and other debt instruments issued by sovereign and quasi-sovereign entities. The index limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

International Bond Fund

The Bloomberg Global Aggregate Ex-USD Index (Hedged) is an unmanaged, global, investment-grade fixed-rate bond market index, including treasury, government-related, corporate and securitized fixed-rate bonds from both developed- and emerging-markets issuers, in 24 local currencies. Securities are SEC registered, taxable, non-dollar denominated and must have a minimum maturity of one year. Securities must be rated investment grade using the middle rating of Moody’s, S&P and Fitch after dropping the highest and lowest available ratings.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark indexes, please read the funds’ latest prospectus.

Information has been obtained from sources believed to be reliable but J.P. Morgan does not guarantee its completeness or accuracy. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified (EMBI-GD Index) is used with permission. The EMBI-GD Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2021, J.P. Morgan Chase & Co. All rights reserved.

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves nor endorses this material, nor guarantees the accuracy or completeness of any information herein, nor makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

During the reporting period, “Bloomberg Barclays” fixed-income indices were rebranded as “Bloomberg” indices. This change affects all Bloomberg fixed-income indices.

TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	7

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear in this report are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2021–October 31, 2021).

Actual expenses

The first section in each table uses the Fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second section in each table shows hypothetical account values and expenses based on the Fund’s actual expense ratio for each share class for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the share class’ actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

8	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Emerging Markets Debt Fund

Performance for the twelve months ended October 31, 2021

The Emerging Markets Debt Fund returned 7.90% for the Institutional Class, compared with the 4.41% return of its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified (“JP Morgan index”). The performance table shows returns for all share classes of the Fund.

Emerging-markets debt rose but fluctuated amid shifts in sentiment

Emerging-markets (EM) debt securities rallied in the first half of the period as COVID-19 vaccination approvals improved risk sentiment, oil prices recovered as Saudi Arabia contained production, the U.S. dollar weakened and the federal government provided unprecedented levels of fiscal stimulus. Yet, higher U.S. interest rates and strong growth prospects drove the dollar up in March 2021.

Rate volatility then subsided and long-term U.S. yields declined. Risk-on sentiment supported demand for EM debt through the end of June. Over the last year, China tightened policy initiatives which led to slower growth. Globally, price pressures due to supply-chain bottlenecks weakened sentiment, and EM local markets struggled as the U.S. dollar rallied. Many EM markets saw inflationary spikes which had to be addressed by central bank interventions.

Fund surpassed its benchmark

For the period, the Fund outperformed its benchmark due to several factors, notably sovereign allocations and strong security selections within corporates and quasi-sovereigns. Allocations within corporates also helped.

Within sovereigns, the largest contributor was an overweight to Zambia, which recovered following the election of Hakainde Hichilema, the opposition candidate expected to usher in more orthodox policy and allow for the IMF to provide more financial support to the country. Positioning in Angola and Jamaica and an underweight to Peru were also beneficial.

Within corporates, security selections in Brazil, Ghana, Mexico and Argentina were substantial contributors, especially lower-quality-rated issues which were COVID-19 recovery stories, notably Aeromexico (in Chapter 11) and Tullow Oil, which successfully reprofiled its debts. Country allocations within corporates also benefited the Fund’s performance due to underweights in China and Malaysia and overweights in Mexico and South Africa. Local currency was a modest contributor, especially positions in the Dominican Republic, Uganda and Ukraine.

By contrast, the Fund’s largest detractors were corporate selections in China and an overweight to underperforming Brazilian corporates. Exposure to two Chinese property companies also hurt given the tightening of lending conditions, which impacted the entire sector. Detractors in local markets included Turkey and a Peruvian corporate.

TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	9

Emerging Markets Debt Fund

Performance as of October 31, 2021

Emerging Markets Debt Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		since inception		gross	net
Institutional Class	9/26/14	7.90%	5.42%		5.30%		0.62%	0.62%
Advisor Class	12/4/15	7.91	5.38		5.27	†	0.69	0.69
Premier Class	9/26/14	7.74	5.27		5.13		0.78	0.78
Retirement Class	9/26/14	7.78	5.19		5.05		0.87	0.87
Retail Class	9/26/14	7.61	5.09		4.95		0.93	0.93
Class W	9/28/18	8.66	5.83	†	5.59	†	0.62	0.00
J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified	–	4.41	4.15		4.74	‡	–	–

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance and 30-day SEC yield information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

10	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Emerging Markets Debt Fund

$2,000,000 invested at Fund’s inception
Institutional Class (inception September 26, 2014)

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2021

Emerging Markets Debt Fund	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21–10/31/21)
Actual return
Institutional Class	$1,000.00	$1,012.09	$3.14
Advisor Class	1,000.00	1,011.63	3.55
Premier Class	1,000.00	1,011.14	4.11
Retirement Class	1,000.00	1,012.16	3.96
Retail Class	1,000.00	1,010.54	4.92
Class W	1,000.00	1,016.20	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,022.08	3.16
Advisor Class	1,000.00	1,021.68	3.57
Premier Class	1,000.00	1,021.12	4.13
Retirement Class	1,000.00	1,021.27	3.97
Retail Class	1,000.00	1,020.32	4.94
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that

TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	11

Emerging Markets Debt Fund

period were 0.62% for the Institutional Class, 0.70% for the Advisor Class, 0.81% for the Premier Class, 0.78% for the Retirement Class, 0.97% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 8.

Fund profile

as of 10/31/2021
Net assets	$602.57 million
Portfolio turnover rate	57%
Number of issues	307
Option-adjusted duration‡	6.84 years
Average maturity§	11.57 years
‡	Option-adjusted duration estimates how much the value of a bond portfolio would be affected by a change in prevailing interest rates, taking into account the options embedded in the individual securities. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates.
§	Average maturity is a simple average of the maturities of all the bonds in a fund’s portfolio. The maturity of a bond is the amount of time until the bond’s principal becomes due or payable.

12	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Emerging Markets Debt Fund

Portfolio composition
Sector	% of net assets as of 10/31/2021
Foreign government securities	48.9
Corporate bonds	45.8
Bank loan obligations	1.6
Common stocks & rights	0.2
Short-term investments, other assets & liabilities, net	3.5
Total	100.0

Holdings by country
% of portfolio investments as of 10/31/2021
Mexico	7.9
Brazil	7.0
South Africa	4.7
Turkey	4.1
Indonesia	3.9
Colombia	3.8
Ukraine	3.1
Chile	3.0
59 other nations	58.4
Short-term investments	4.1
Total	100.0
Holdings by maturity
% of fixed-income investments (excluding short-term investments) as of 10/31/2021
Less than 1 year	2.8
1–3 years	6.0
3–5 years	14.6
5–10 years	41.3
Over 10 years	35.3
Total	100.0

Holdings by credit quality
% of fixed-income investments (excluding short-term investments) as of 10/31/2021
Aa/AA	2.1
A/A	3.9
Baa/BBB	23.7
Ba/BB	30.7
B/B	28.3
Below B/B	8.4
Non-rated	2.9
Total	100.0

Credit quality ratings are based on the J.P. Morgan methodology, which uses the middle rating of the S&P, Moody’s and Fitch ratings to determine an instrument’s rating category. When a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used.

TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	13

International Bond Fund

Performance for the twelve months ended October 31, 2021

The International Bond Fund returned –0.26% for the Institutional Class, compared with the –1.26% return of its benchmark, the Bloomberg Global Aggregate Ex-USD Index (Hedged) (“Global Aggregate index”). The performance table shows returns for all share classes of the Fund.

International fixed-income markets declined as volatility increased

International bond markets began the period with modest gains, buoyed by positive vaccine trial results and continued fiscal and monetary accommodations, which added momentum to the global economic recovery and weakening U.S. dollar trend. However, sentiment shifted during the first quarter of 2021 after the Democratic majority in the Senate paved the way for more U.S. stimulus, stoking fears of an overshoot and driving a sharp repricing of U.S. Treasury yields. A stronger second quarter—marked by yields reversing their first-quarter spike—was followed by a return to volatility in the final months of the period. Supply-chain bottlenecks and rising energy prices kept inflation in the spotlight, while strong consumer demand continued to support global economic growth.

The economy in the 19-nation euro area contracted in both the fourth quarter of 2020 and the first quarter of 2021 before posting moderate growth over the second and third quarters. China’s economy continued to grow year-over-year, but its rate of expansion peaked during the first quarter of 2021 and decelerated in each of the following two quarters. Major global central banks largely left highly accommodative monetary policies in place, despite certain hawkish shifts from a select few developed-markets (DM) central banks late in the period.

Fund surpassed its benchmark

For the twelve-month period, the Fund declined slightly but outperformed its benchmark, primarily due to favorable asset allocation, security selection and select unhedged foreign exchange (FX) positions.

Allocations to out-of-benchmark emerging-markets (EM) government-related credit, particularly holdings in Africa and Eastern Europe, were key drivers. Allocations to corporate bonds, especially high yield, contributed meaningfully. Security selection also benefited the Fund’s return, especially among holdings of certain DM Treasuries—the most notable of which were Greece, Italy, Cyprus and Spain. Within EM, positive results were driven by selections in Ukraine, Ghana and the Dominican Republic.

The Fund’s FX exposure was modestly positive and led by unhedged positions in the Chinese yuan and Egyptian pound.

By contrast, yield curve positioning detracted overall due to U.S. dollar duration exposure in certain credit positions.

14	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds

International Bond Fund

Performance as of October 31, 2021

International Bond Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		since inception		gross	net
Institutional Class	8/5/16	–0.26%	3.26%		2.86%		0.60%	0.60%
Advisor Class	8/5/16	–0.39	3.20		2.79		0.70	0.70
Premier Class	8/5/16	–0.42	3.11		2.71		0.78	0.75
Retirement Class	8/5/16	–0.58	3.01		2.60		0.85	0.85
Retail Class	8/5/16	–0.68	2.92		2.51		1.07	0.95
Class W	9/28/18	0.29	3.64	†	3.21	†	0.60	0.00
Bloomberg Global Aggregate ex-USD Index (Hedged)	–	–1.26	2.86		2.54	‡	–	–
The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance and 30-day SEC yield information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for Class W that is prior to its inception date is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of Class W. If these actual expenses had been reflected, the performance of Class W shown for these periods would have been different because Class W has different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	15

International Bond Fund

$2,000,000 invested at Fund’s inception

Institutional Class (inception August 5, 2016)

Ending amounts are as of October 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2021

International Bond Fund	Beginning account value (5/1/21)	Ending account value (10/31/21)	Expenses paid during period* (5/1/21–10/31/21)
Actual return
Institutional Class	$1,000.00	$ 998.99	$3.02
Advisor Class	1,000.00	997.99	3.37
Premier Class	1,000.00	998.00	3.78
Retirement Class	1,000.00	996.98	4.23
Retail Class	1,000.00	996.98	4.68
Class W	1,000.00	1,001.00	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,022.18	3.06
Advisor Class	1,000.00	1,021.83	3.41
Premier Class	1,000.00	1,021.42	3.82
Retirement Class	1,000.00	1,020.97	4.28
Retail Class	1,000.00	1,020.52	4.74
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were

16	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds

International Bond Fund

184 days in the six months ended October 31, 2021. The Fund’s annualized six-month expense ratios for that period were 0.60% for the Institutional Class, 0.67% for the Advisor Class, 0.75% for the Premier Class, 0.84% for the Retirement Class, 0.93% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 8.

Fund profile

as of 10/31/2021
Net assets	$524.97 million
Portfolio turnover rate	37%
Number of issues	440
Option-adjusted duration‡	7.03 years
Average maturity§	8.52 years

‡	Option-adjusted duration estimates how much the value of a bond portfolio would be affected by a change in prevailing interest rates, taking into account the options embedded in the individual securities. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates.
§	Average maturity is a simple average of the maturities of all the bonds in a fund’s portfolio. The maturity of a bond is the amount of time until the bond’s principal becomes due or payable.

TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	17

International Bond Fund

Portfolio composition
Sector	% of net assets as of 10/31/2021
Foreign government securities	66.1
Corporate bonds	23.2
Mortgage-backed securities	1.7
Bank loan obligations	1.7
Commercial mortgage-backed securities	1.5
Asset-backed securities	1.0
Short-term investments, other assets & liabilities, net	4.8
Total	100.0

Holdings by country
% of portfolio investments as of 10/31/2021
United States	14.6
Japan	12.3
China	10.8
United Kingdom	6.6
Italy	5.1
France	4.4
Spain	4.1
Canada	3.8
72 other nations	36.2
Short-term investments	2.1
Total	100.0
Holdings by maturity
% of fixed-income investments (excluding short-term investments) as of 10/31/2021
Less than 1 year	1.9
1–3 years	18.7
3–5 years	14.7
5–10 years	38.0
Over 10 years	26.7
Total	100.0

Holdings by credit quality
% of fixed-income investments (excluding short-term investments) as of 10/31/2021
Aaa/AAA	7.0
Aa/AA	12.7
A/A	35.5
Baa/BBB	26.3
Ba/BB	9.1
B/B	7.6
Non-rated	1.8
Total	100.0

Credit quality ratings are based on the Bloomberg methodology, which uses the median rating of those compiled by the Moody’s, Standard & Poor’s and Fitch ratings agencies. If ratings are available from only two of these agencies, the lower rating is used. When only one rating is available, that one is used. These ratings are subject to change without notice.

18	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Summary portfolio of investments

Emerging Markets Debt Fund  ■  October 31, 2021

Principal		Issuer		Value	% of net assets
BANK LOAN OBLIGATIONS
CHILE				$1,826,531	0.3%
MEXICO
$7,428,314	†,i,o	Grupo Aeromexico SAB de C.V., LIBOR 1 M + 8.000%–12.500%	9.000%–13.500%, 08/19/22	7,531,519	1.3
				7,531,519	1.3
		TOTAL BANK LOAN OBLIGATIONS (Cost $9,221,788)		9,358,050	1.6
BONDS

CORPORATE BONDS
ARGENTINA				3,171,677	0.5
BRAZIL
3,000,000	g	B3 S.A.-Brasil Bolsa Balcao	4.125%, 09/20/31	2,872,350	0.5
3,750,000	g	Banco BTG Pactual S.A.	2.750%, 01/11/26	3,600,038	0.6
		Other		26,229,114	4.3
				32,701,502	5.4
CHILE				16,500,041	2.7
CHINA				13,134,978	2.2
COLOMBIA				14,081,628	2.3
COSTA RICA
3,200,000	e,g	Instituto Costarricense de Electricidad	6.750%, 10/07/31	3,177,600	0.5
		Other		2,291,509	0.4
				5,469,109	0.9
DOMINICAN REPUBLIC				4,663,684	0.8
GHANA
2,725,000	g	Tullow Oil plc	10.250%, 05/15/26	2,870,787	0.5
		Other		2,325,000	0.4
				5,195,787	0.9
GUATEMALA				1,767,414	0.3
INDIA
3,000,000	g,	Network i2i Ltd	3.975%, N/A‡	3,026,250	0.5
		Other		10,661,777	1.8
				13,688,027	2.3
INDONESIA
4,250,000	g	Saka Energi Indonesia PT	4.450%, 05/05/24	4,126,750	0.7
		Other		12,167,939	2.0
				16,294,689	2.7
ISRAEL
3,000,000	g	Bank Hapoalim BM	3.255%, 01/21/32	2,992,500	0.5
		Other		4,008,786	0.7
				7,001,286	1.2
JAMAICA				387,981	0.1

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	19

Summary portfolio of investments	continued

Emerging Markets Debt Fund ■ October 31, 2021

Principal		Issuer		Value	% of net assets
KAZAKHSTAN
$3,000,000	g	KazMunayGas National Co JSC	3.500%, 04/14/33	$3,104,420	0.5%
		Other		7,767,941	1.3
				10,872,361	1.8
MACAU				1,872,660	0.3
MALAYSIA
3,000,000		1MDB Global Investments Ltd	4.400%, 03/09/23	3,015,686	0.5
3,000,000	g	Genm Capital Labuan Ltd	3.882%, 04/19/31	2,934,673	0.5
				5,950,359	1.0
MEXICO
5,750,000	†,g,q	Aerovias de Mexico S.A.	7.000%, 02/05/25	5,347,500	0.9
5,100,000		Petroleos Mexicanos	5.350%, 02/12/28	5,090,361	0.8
4,647,000		Petroleos Mexicanos	7.000%, 01/23/30	4,857,974	0.8
		Other		16,224,424	2.7
				31,520,259	5.2
MOROCCO				2,051,591	0.3
NETHERLANDS				2,188,969	0.4
NIGERIA				1,783,190	0.3
OMAN				1,663,674	0.3
PANAMA
3,200,000	g	Aeropuerto Internacional de Tocumen S.A.	5.125%, 08/11/61	3,332,032	0.5
		Other		5,870,349	1.0
				9,202,381	1.5
PERU				10,749,719	1.8
RUSSIA				3,996,185	0.7
SAUDI ARABIA
3,500,000	g	Arabian Centres Sukuk II Ltd	5.625%, 10/07/26	3,645,530	0.6
				3,645,530	0.6
SOUTH AFRICA
7,475,000	g	Eskom Holdings SOC Ltd	6.350%–8.450%, 08/06/23–08/10/28	7,911,790	1.3
3,000,000	g	Transnet SOC Ltd	4.000%, 07/26/22	3,028,088	0.5
		Other		7,163,106	1.2
				18,102,984	3.0
SPAIN
3,000,000	g	EnfraGen Energia Sur S.A.	5.375%, 12/30/30	2,872,530	0.5
				2,872,530	0.5
TANZANIA, UNITED REPUBLIC OF
3,050,000	e	AngloGold Ashanti Holdings plc	3.750%, 10/01/30	3,084,313	0.5
		Other		1,714,395	0.3
				4,798,708	0.8

20	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Summary portfolio of investments	continued

Emerging Markets Debt Fund ■ October 31, 2021

Principal		Issuer		Value	% of net assets
THAILAND				$2,580,191	0.4%
TRINIDAD AND TOBAGO				2,435,211	0.4
TURKEY				11,353,966	1.9
UKRAINE				4,686,882	0.8
UNITED ARAB EMIRATES				6,201,712	1.0
ZAMBIA
$3,000,000	g	First Quantum Minerals Ltd	6.875%, 10/15/27	3,202,500	0.5
				3,202,500	0.5
		TOTAL CORPORATE BONDS (Cost $273,979,686)		275,789,365	45.8
GOVERNMENT BONDS
ANGOLA
6,525,000	e,g	Angolan Government International Bond	8.000%–9.375%, 05/09/28–05/08/48	6,496,470	1.1
				6,496,470	1.1
ARGENTINA				2,941,187	0.5
ARMENIA				1,947,000	0.3
AZERBAIJAN				2,342,920	0.4
BAHRAIN				417,765	0.1
BARBADOS				2,320,587	0.4
BENIN				1,303,751	0.2
BERMUDA				1,357,125	0.2
BRAZIL
3,100,000		Brazilian Government International Bond	3.875%, 06/12/30	2,908,699	0.5
		Other		6,769,282	1.1
				9,677,981	1.6
CAMEROON				1,124,060	0.2
CHINA				4,581,138	0.8
COLOMBIA
4,500,000		Colombia Government International Bond	3.000%, 01/30/30	4,242,780	0.7
		Other		4,966,182	0.8
				9,208,962	1.5

COSTA RICA				2,228,750	0.4
COTE D’IVOIRE				2,659,585	0.4
DOMINICAN REPUBLIC
4,000,000	g	Dominican Republic Government International Bond	4.875%, 09/23/32	4,060,040	0.6
3,060,000	g	Dominican Republic Government International Bond	7.450%, 04/30/44	3,641,431	0.6
		Other		5,631,700	1.0
				13,333,171	2.2

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	21

Summary portfolio of investments	continued

Emerging Markets Debt Fund ■ October 31, 2021

	Principal		Issuer		Value	% of net assets
	ECUADOR
	$3,634,600	g	Ecuador Government International Bond (Step Bond)	5.000%, 07/31/30	$3,016,718	0.5%
	4,637,020	g	Ecuador Government International Bond (Step Bond)	1.000%, 07/31/35	3,054,683	0.5
			Other		431,934	0.1
					6,503,335	1.1
	EGYPT
	4,275,000	g	Egypt Government International Bond	7.600%, 03/01/29	4,301,347	0.7
	4,575,000	g	Egypt Government International Bond	7.053%, 01/15/32	4,291,706	0.7
$,EGP	19,325,000	g	Egypt Government International Bond	5.750%–16.000%, 06/11/22–11/20/59	7,293,811	1.2
					15,886,864	2.6
EL SALVADOR					3,770,750	0.6
	GHANA
	$8,575,000	g	Ghana Government International Bond	0.000%, 04/07/25–03/11/61	7,080,242	1.2
			Other		1,483,641	0.2
					8,563,883	1.4
	GREECE				2,544,642	0.4
	GUATEMALA				3,747,500	0.6
	HONDURAS				1,591,338	0.3
	HUNGARY				1,291,065	0.2
	INDIA				2,530,761	0.4
	INDONESIA				7,253,377	1.2
	IRAQ
	3,310,938	g	Iraq Government International Bond	5.800%, 01/15/28	3,219,887	0.5
			Other		2,168,449	0.4
					5,388,336	0.9
	JAMAICA
	2,950,000		Jamaica Government International Bond	8.000%, 03/15/39	4,135,900	0.7
	2,510,000		Jamaica Government International Bond	7.875%, 07/28/45	3,550,395	0.6
					7,686,295	1.3
	JORDAN
	4,050,000	e,g	Jordan Government International Bond	4.950%, 07/07/25	4,225,700	0.7
			Other		2,063,084	0.3
					6,288,784	1.0

22	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Summary portfolio of investments	continued

Emerging Markets Debt Fund ■ October 31, 2021

Principal		Issuer		Value	% of net assets
KAZAKHSTAN				$1,801,739	0.3%
KENYA
$5,400,000	g	Kenya Government International Bond	6.300%–8.250%, 06/24/24–02/28/48	5,662,432	1.0
		Other		1,482,734	0.2
				7,145,166	1.2
LEBANON				1,050,640	0.2
MALAYSIA				933,640	0.1
MEXICO
3,500,000		Mexico Government International Bond	4.280%, 08/14/41	3,647,945	0.6
		Other		5,616,388	0.9
				9,264,333	1.5
MONGOLIA				3,044,031	0.5
MOROCCO				3,083,257	0.5
NIGERIA
2,975,000	g	Nigeria Government International Bond	6.500%, 11/28/27	3,041,780	0.5
		Other		5,271,913	0.9
				8,313,693	1.4
OMAN
2,550,000	g	Oman Government International Bond	6.750%, 10/28/27	2,856,184	0.5
6,150,000	g	Oman Government International Bond	5.375%–6.750%, 03/08/27–01/17/48	6,393,591	1.0
				9,249,775	1.5
PAKISTAN
3,200,000	g	Pakistan Government International Bond	6.875%, 12/05/27	3,271,286	0.5
		Other		4,495,041	0.8
				7,766,327	1.3
PANAMA
2,850,000		Panama Notas del Tesoro	3.750%, 04/17/26	3,025,645	0.5
				3,025,645	0.5
PARAGUAY				3,391,063	0.6
PERU				1,626,905	0.3
QATAR				4,581,111	0.8
REPUBLIC OF SERBIA				1,496,115	0.2
ROMANIA				2,497,997	0.4
RUSSIA				7,117,483	1.2

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	23

Summary portfolio of investments	continued

Emerging Markets Debt Fund ■ October 31, 2021

	Principal		Issuer		Value	% of net assets
	RWANDA
	$3,825,000	g	Rwanda International Government Bond	5.500%, 08/09/31	$3,910,118	0.6%
					3,910,118	0.6
	SAUDI ARABIA
	7,950,000	g	Saudi Government International Bond	2.250%–3.750%, 10/26/26–02/02/61	8,072,509	1.3
					8,072,509	1.3
	SENEGAL				2,860,972	0.5
	SOUTH AFRICA
	3,000,000		South Africa Government International Bond	4.300%, 10/12/28	3,025,701	0.5
ZAR	59,300,000		South Africa Government International Bond	7.000%, 02/28/31	3,189,072	0.5
			Other		4,117,632	0.7
					10,332,405	1.7
	SRI LANKA				2,207,244	0.4
	SUPRANATIONAL
	$2,975,000	g	Banque Ouest Africaine de Developpement	4.700%, 10/22/31	3,238,282	0.5
			Other		1,776,416	0.3
					5,014,698	0.8
	THAILAND				1,541,390	0.3
TRINIDAD AND TOBAGO					1,085,700	0.2
	TURKEY
	4,350,000		Turkey Government International Bond	4.875%, 04/16/43	3,376,087	0.6
	3,000,000	g	Turkiye Ihracat Kredit Bankasi	5.375%, 10/24/23	3,038,063	0.5
			Other		6,944,572	1.1
					13,358,722	2.2
	UGANDA				1,928,706	0.3
	UKRAINE
	4,050,000	g	Ukraine Government International Bond	7.750%, 09/01/25	4,369,383	0.7
	3,000,000	g	Ukraine Government International Bond	7.253%, 03/15/33	3,055,487	0.5
$,EGP,UAH	41,845,000	g	Ukraine Government International Bond	1.258%–15.840%, 02/26/25–05/31/40	6,795,347	1.2
					14,220,217	2.4
UNITED ARAB EMIRATES					5,169,665	0.9

24	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Summary portfolio of investments	continued

Emerging Markets Debt Fund ■ October 31, 2021

Principal		Issuer		Value	% of net assets
URUGUAY
$4,878,796		Uruguay Government International Bond	4.375%, 01/23/31	$5,634,668	1.0%
		Other		1,374,749	0.2
				7,009,417	1.2
UZBEKISTAN				3,953,819	0.7
ZAMBIA
$3,900,000	g	Zambia Government International Bond	8.500%, 04/14/24	3,095,820	0.5
		Other		587,625	0.1
				3,683,445	0.6
		TOTAL GOVERNMENT BONDS (Cost $301,029,565)		294,725,329	48.9
		TOTAL BONDS (Cost $575,009,251)		570,514,694	94.7

Shares		Company

COMMON STOCKS
UNITED STATES				1,031,804	0.2
		TOTAL COMMON STOCKS (Cost $914,455)		1,031,804	0.2

Principal		Issuer

SHORT-TERM INVESTMENTS
EGYPT				2,167,256	0.3
UNITED STATES
$7,593,000		United States Treasury Bill	0.000%, 11/02/21	7,592,996	1.3
				7,592,996	1.3

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
15,365,433	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030%	15,365,433	2.5
				15,365,433	2.5
		TOTAL SHORT-TERM INVESTMENTS (Cost $25,127,647)		25,125,685	4.1
		TOTAL PORTFOLIO (Cost $610,273,141)		606,030,233	100.6
			OTHER ASSETS & LIABILITIES, NET	(3,457,972)	(0.6)
			NET ASSETS	$602,572,261	100.0%

Abbreviation(s):

EGP	Egyptian Pound
LIBOR	London Interbank Offered Rate
M	Month
UAH	Ukranian Hryvnia
ZAR	South African Rand

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	25

Summary portfolio of investments	concluded

Emerging Markets Debt Fund  ■  October 31, 2021

‡	Perpetual security
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $14,915,887. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/21, the aggregate value of these securities is $430,187,347 or 71.4% of net assets.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
o	Payment in Kind Bond
q	In default

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent less than 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Forward foreign currency contracts outstanding as of October 31, 2021 were as follows:

Currency to be purchased	Receive	Currency to be sold	Deliver	Counterparty	Settlement date	Unrealized appreciation (depreciation	)
	$1,952,748	PEN	8,100,000	Morgan Stanley	01/06/22	$ (71,594)

Abbreviation(s):

PEN	Peruvian Sol

26	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Consolidated summary portfolio of investments

International Bond Fund  ■  October 31, 2021

Principal	Issuer	Value	% of net assets
BANK LOAN OBLIGATIONS
AUSTRALIA		$320,319	0.0%
CANADA		382,021	0.1
IRELAND		602,164	0.1
LUXEMBOURG		426,412	0.1
UNITED KINGDOM		995,940	0.2
UNITED STATES		6,322,272	1.2
	TOTAL BANK LOAN OBLIGATIONS (Cost $9,143,241)	9,049,128	1.7
BONDS

CORPORATE BONDS
AUSTRALIA		330,750	0.1
AUSTRIA		732,615	0.1
BRAZIL		957,580	0.2
CANADA		5,360,557	1.0
CHILE		3,046,506	0.6
CHINA		1,625,627	0.3
COLOMBIA		764,072	0.1
CZECH REPUBLIC		466,137	0.1
DENMARK		689,075	0.1
FRANCE		5,849,110	1.1
GERMANY		3,719,572	0.7
INDIA		1,790,293	0.3
INDONESIA		686,333	0.1
IRELAND		1,140,470	0.2
ISRAEL		1,497,888	0.3
ITALY		955,830	0.2
JAPAN		2,458,349	0.5
KAZAKHSTAN		928,425	0.2
KOREA, REPUBLIC OF		244,989	0.0
KUWAIT		613,629	0.1
LUXEMBOURG		2,269,209	0.4
MALAYSIA		855,733	0.2
MEXICO		2,334,578	0.4
NETHERLANDS		1,437,365	0.3
PANAMA		730,092	0.1
PERU		405,952	0.1
POLAND		633,138	0.1
PORTUGAL		1,188,116	0.2
QATAR		2,820,562	0.5
RUSSIA		867,523	0.2

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	27

Consolidated summary portfolio of investments	continued

International Bond Fund  ■  October 31, 2021

Principal			Issuer		Value	% of net assets
SAUDI ARABIA					$1,550,454	0.3%
SINGAPORE					726,955	0.1
SOUTH AFRICA					1,230,272	0.2
SPAIN					865,000	0.2
SWITZERLAND					3,422,398	0.7
TAIWAN					276,467	0.1
TANZANIA, UNITED REPUBLIC OF					455,063	0.1
THAILAND					913,202	0.2
TURKEY					291,081	0.1
UNITED ARAB EMIRATES					1,510,184	0.3
UNITED KINGDOM
GBP	2,355,000	g	Vmed O2 UK Financing I plc	4.500%, 07/15/31	3,229,956	0.6
			Other		9,173,605	1.8
					12,403,561	2.4
UNITED STATES					50,698,861	9.7
			TOTAL CORPORATE BONDS (Cost $120,843,972)		121,743,573	23.2
GOVERNMENT BONDS
AUSTRALIA
AUD	3,650,000		Australia Government Bond	0.250%, 11/21/25	2,615,493	0.5
			Other		4,499,290	0.9
					7,114,783	1.4
BELGIUM					2,480,652	0.5
BENIN					1,401,700	0.3
BERMUDA					336,600	0.1
BRAZIL					938,290	0.2
CAMEROON					730,639	0.1
CANADA
CAD	3,600,000		Canadian Government International Bond	2.000%, 09/01/23	2,958,481	0.6
			Other		10,645,438	2.0
					13,603,919	2.6
CHILE					658,997	0.1
CHINA
CNY	27,700,000		China Government International Bond	2.360%, 07/02/23	4,315,050	0.8
	83,560,000		China Government International Bond	2.880%, 11/05/23	13,135,377	2.5
	49,600,000		China Government International Bond	2.940%, 10/17/24	7,806,512	1.5
	60,500,000		China Government International Bond	3.120%, 12/05/26	9,575,274	1.8
	18,900,000		China Government International Bond	3.860%, 07/22/49	3,103,277	0.6
	30,000,000		China Government International Bond	3.390%, 03/16/50	4,569,607	0.9
	18,800,000		China Government International Bond	3.720%, 04/12/51	3,052,934	0.6
	33,600,000		China Government International Bond	2.570%–3.810%, 05/20/23–09/14/50	5,396,878	1.0

28	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Consolidated summary portfolio of investments	continued

International Bond Fund  ■  October 31, 2021

Principal			Issuer		Value	% of net assets
			Other		$2,337,138	0.5%
					53,292,047	10.2
COTE D’IVOIRE					1,310,527	0.3
CROATIA					1,141,408	0.2
CYPRUS					4,594,406	0.9
DOMINICAN REPUBLIC					1,075,547	0.2
ECUADOR					611,510	0.1
EGYPT					4,353,979	0.8
EL SALVADOR					767,500	0.1
FRANCE
EUR	4,500,000		French Republic Government Bond OAT	0.500%, 05/25/25	5,368,603	1.0
	3,775,000		French Republic Government Bond OAT	0.750%, 11/25/28	4,596,891	0.9
	2,450,000	g	French Republic Government Bond OAT	0.500%, 05/25/40	2,771,517	0.5
	2,500,000	z	UNEDIC ASSEO	0.250%, 07/16/35	2,782,220	0.6
			Other		1,025,506	0.2
					16,544,737	3.2
GERMANY					1,405,730	0.3
GHANA					2,872,750	0.5
GREECE
	2,300,000	g	Hellenic Republic Government International Bond	1.500%, 06/18/30	2,721,700	0.5
			Other		799,619	0.2
					3,521,319	0.7
GUATEMALA					909,075	0.2
HONDURAS					199,000	0.0
HONG KONG					456,140	0.1
HUNGARY					939,459	0.2
ICELAND					1,132,141	0.2
INDIA					445,288	0.1
INDONESIA					3,914,013	0.7
ISRAEL
ILS	5,250,000		Israel Government International Bond	5.500%, 01/31/42	2,590,968	0.5
			Other		1,274,715	0.2
					3,865,683	0.7
ITALY
EUR	5,525,000		Italy Buoni Poliennali Del Tesoro	2.450%, 10/01/23	6,711,074	1.3
	3,950,000		Italy Buoni Poliennali Del Tesoro	1.250%, 12/01/26	4,744,911	0.9
	3,675,000		Italy Buoni Poliennali Del Tesoro	0.950%, 09/15/27	4,331,239	0.8
	2,400,000	g	Italy Buoni Poliennali Del Tesoro	0.950%, 03/01/37	2,571,452	0.5

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	29

Consolidated summary portfolio of investments	continued

International Bond Fund  ■  October 31, 2021

Principal			Issuer		Value	% of net assets
EUR	5,150,000	g	Italy Buoni Poliennali Del Tesoro	0.900%–3.850%, 04/01/31–09/01/51	$6,755,696	1.3%
					25,114,372	4.8
JAPAN
JPY	402,000,000		Japan Government Five Year Bond	0.100%, 06/20/23	3,538,774	0.7
	557,000,000		Japan Government Ten Year Bond	0.100%, 06/20/28	4,933,417	0.9
	335,000,000		Japan Government Ten Year Bond	0.100%, 06/20/29	2,964,516	0.6
	322,000,000		Japan Government Ten Year Bond	0.100%, 09/20/29	2,847,538	0.5
	325,000,000		Japan Government Ten Year Bond	0.100%, 12/20/29	2,872,489	0.5
	425,000,000		Japan Government Ten Year Bond	0.100%, 06/20/30	3,752,644	0.7
	513,000,000		Japan Government Ten Year Bond	0.100%, 09/20/30	4,523,412	0.9
	525,950,000		Japan Government Thirty Year Bond	2.500%, 09/20/34	5,948,711	1.1
	457,700,000		Japan Government Thirty Year Bond	0.500%, 09/20/46	3,943,880	0.8
	340,000,000		Japan Government Twenty Year Bond	2.100%, 03/20/26	3,268,621	0.6
	278,000,000		Japan Government Twenty Year Bond	0.600%, 12/20/36	2,543,604	0.5
	660,000,000		Japan Government Twenty Year Bond	0.700%, 09/20/38	6,094,323	1.2
	312,000,000		Japan Government Twenty Year Bond	0.400%, 09/20/40	2,713,052	0.5
	787,000,000		Japan Government Twenty Year Bond	0.300%–1.800%, 09/20/31–06/20/39	7,426,531	1.4
			Other		3,174,074	0.6
					60,545,586	11.5
KAZAKHSTAN					1,565,819	0.3
KENYA					1,833,797	0.3
KOREA, REPUBLIC OF
KRW	3,800,000,000		Korea Treasury Bond	1.500%, 03/10/25	3,175,780	0.6
	3,420,000,000		Korea Treasury Bond	2.000%, 06/10/31	2,780,072	0.5
	4,435,000,000		Korea Treasury Bond	2.375%, 09/10/38	3,682,888	0.7
			Other		3,051,316	0.6
					12,690,056	2.4
LEBANON					210,000	0.0
MACEDONIA					1,316,005	0.3
MALAYSIA					2,557,284	0.5
MEXICO					2,824,918	0.5
MONGOLIA					525,319	0.1
MOROCCO					2,143,327	0.4
NETHERLANDS					1,040,503	0.2
NEW ZEALAND					1,611,826	0.3
NIGERIA					1,354,742	0.3
NORWAY
NOK	34,375,000	g	Norway Government International Bond	2.000%, 04/26/28	4,156,960	0.8
			Other		1,069,217	0.2
					5,226,177	1.0
PAKISTAN					1,007,312	0.2

30	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Consolidated summary portfolio of investments	continued

International Bond Fund  ■  October 31, 2021

Principal			Issuer		Value	% of net assets
PANAMA					$2,249,630	0.4%
PARAGUAY					1,042,938	0.2
PHILIPPINES					623,778	0.1
POLAND
PLN	11,905,000		Republic of Poland Government International Bond	2.750%, 10/25/29	3,009,036	0.6
REPUBLIC OF SERBIA					5,061,219	1.0
ROMANIA					3,947,236	0.8
RUSSIA					1,602,366	0.3
RWANDA					2,504,520	0.5
SAUDI ARABIA					1,175,655	0.2
SENEGAL					2,092,116	0.4
SINGAPORE
SGD	3,525,000		Singapore Government Bond	1.625%, 07/01/31	2,563,746	0.5
SOUTH AFRICA					2,074,833	0.4
SPAIN
EUR	4,325,000	g	Spain Government Bond	0.500%, 10/31/31	4,948,390	0.9
	4,600,000	g	Spain Government International Bond	2.750%, 10/31/24	5,808,841	1.1
	2,650,000	g	Spain Government International Bond	1.200%, 10/31/40	3,133,325	0.6
	4,220,000	g	Spain Government International Bond	0.100%–1.400%, 07/30/28–04/30/31	4,966,098	1.0
			Other		1,381,051	0.3
					20,237,705	3.9
SUPRANATIONAL					13,877,391	2.6
SWEDEN					982,421	0.2
THAILAND					3,499,692	0.7
UKRAINE					3,372,745	0.6
UNITED ARAB EMIRATES					236,099	0.0
UNITED KINGDOM
GBP	2,425,000		United Kingdom Gilt	1.625%, 10/22/28	3,492,307	0.7
	3,775,000		United Kingdom Gilt	0.875%, 07/31/33	5,053,883	1.0
	3,350,000		United Kingdom Gilt	1.750%, 09/07/37	4,977,338	0.9
	2,000,000		United Kingdom Gilt	1.250%, 10/22/41	2,766,025	0.5
			Other		3,815,839	0.7
					20,105,392	3.8
URUGUAY					2,147,854	0.4
UZBEKISTAN					2,232,264	0.4
			TOTAL GOVERNMENT BONDS (Cost $346,355,224)		346,823,518	66.1
STRUCTURED ASSETS
IRELAND					4,339,741	0.8

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	31

Consolidated summary portfolio of investments	continued

International Bond Fund  ■  October 31, 2021

Principal			Issuer		Value	% of net assets
UNITED STATES
	$4,387,343	i	Connecticut Avenue Securities Series 0-2017 C02 (Class 2ED3), LIBOR 1 M + 1.350%	143.925%, 09/25/29	$4,407,974	0.8%
	2,809,713	i	Connecticut Avenue Securities Series 0-2017 C05 (Class 1M2), LIBOR 1 M + 2.200%	228.925%, 01/25/30	2,859,750	0.6
			Other		10,746,554	2.0
					18,014,278	3.4
			TOTAL STRUCTURED ASSETS (Cost $22,434,796)		22,354,019	4.2
				TOTAL BONDS (Cost $489,633,992)	490,921,110	93.5

SHORT-TERM INVESTMENTS
EGYPT
EGP	56,500,000		Egypt Treasury Bill	0.000%, 11/16/21	3,582,713	0.7
					3,582,713	0.7
UNITED STATES
	$5,033,000		United States Treasury Bill	0.000%, 11/02/21	5,032,997	1.0
					5,032,997	1.0

Shares			Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
	1,857,666	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030%	1,857,666	0.3
					1,857,666	0.3
			TOTAL SHORT-TERM INVESTMENTS (Cost $10,488,803)		10,473,376	2.0
			TOTAL PORTFOLIO (Cost $509,266,036)		510,443,614	97.2
				OTHER ASSETS & LIABILITIES, NET	14,527,073	2.8
				NET ASSETS	$524,970,687	100.0%

Abbreviation(s):

AUD	Australian Dollar
CAD	Canadian Dollar
CNY	Chinese Yuan
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
ILS	Israeli New Shekel
JPY	Japanese Yen
KRW	South Korean Won
LIBOR	London Interbank Offered Rate
M	Month
NOK	Norwegian Krone
PLN	Polish Zloty
SGD	Singapore Dollar

32	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Consolidated summary portfolio of investments	continued

International Bond Fund  ■  October 31, 2021

c	Investments made with cash collateral received from securities on loan.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/21, the aggregate value of these securities is $141,143,910 or 26.9% of net assets.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
z	All or a portion of this security is owned by TIAA-CREF International Bond Offshore Limited which is a 100% owned subsidiary of the fund.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent less than 1% or less of net assets.

At 10/31/21, the aggregate value of securities on loan is $1,816,550. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Consolidated summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Forward foreign currency contracts outstanding as of October 31, 2021 were as follows:

Currency to be purchased	Receive	Currency to be sold	Deliver	Counterparty	Settlement date	Unrealized appreciation (depreciation )
EUR	598,710		$694,696	Australia and New Zealand Banking Group	11/02/21	$(2,560)
	$1,780,955	NZD	2,486,329	Australia and New Zealand Banking Group	02/01/22	2,254
	$996,702	NZD	1,392,571	Australia and New Zealand Banking Group	02/01/22	468
	$1,767,337	THB	58,839,061	Australia and New Zealand Banking Group	11/30/21	(5,351)
JPY	166,350,306		$1,467,669	Australia and New Zealand Banking Group	12/15/21	(7,349)
JPY	220,019,522		$1,941,471	Australia and New Zealand Banking Group	12/15/21	(10,012)
Total						$(22,550)
	$11,057,791	KRW	12,926,115,168	Citibank, N.A.	11/30/21	$62,644
	$15,085,397	CAD	18,622,206	Morgan Stanley	01/31/22	$36,931
	$1,945,039	ILS	6,201,317	Morgan Stanley	11/30/21	(14,953)
	$2,672,482	NOK	22,446,082	Morgan Stanley	01/31/22	18,089
	$1,506,883	PLN	5,997,705	Morgan Stanley	11/30/21	4,546
	$964,980	SEK	8,267,919	Morgan Stanley	01/31/22	946
	$548,478	ZAR	8,268,416	Morgan Stanley	11/30/21	9,145
Total						$54,704

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	33

Consolidated summary portfolio of investments	concluded

International Bond Fund  ■  October 31, 2021

Currency to be purchased	Receive	Currency to be sold	Deliver	Counterparty	Settlement date	Unrealized appreciation (depreciation	)
	$9,114,063	AUD	12,123,171	Toronto Dominion Bank	01/31/22	$(7,740)
	$39,200,059	CNY	251,150,469	Toronto Dominion bank	11/30/21	108,971
	$165,252,799	EUR	142,232,963	Toronto Dominion bank	12/15/21	643,887
	$40,241,273	GBP	29,301,969	Toronto Dominion bank	01/31/22	131,428
	$62,840,786	JPY	7,130,144,961	Toronto Dominion bank	12/15/21	248,230
Total						$1,124,776
Total						$1,219,574

Abbreviation(s):

AUD	Australian Dollar
CAD	Canadian Dollar
CNY	Chinese Yuan
EUR	Euro
GBP	Pound Sterling
ILS	New Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
THB	Thai Baht
ZAR	South African Rand

34	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Statements of assets and liabilities

TIAA-CREF Funds  ■  October 31, 2021

	Emerging Markets Debt Fund	International Bond Fund	§

ASSETS
Portfolio investments, at value*†	$606,030,233	$510,443,614
Cash	128,088	–
Cash – foreign^	7,124	982,770
Receivable from securities transactions	–	4,389,901
Receivable from Fund shares sold	10,128,336	11,406,260
Dividends and interest receivable	7,629,568	4,271,275
Due from affiliates	276,109	277,691
Unrealized appreciation on forward foreign currency contracts	–	1,267,539
Other	27,489	16,832
Total assets	624,226,947	533,055,882

LIABILITIES
Management fees payable	277,593	219,978
Service agreement fees payable	7,907	1,217
Distribution fees payable	3,303	382
Due to affiliates	5,583	5,675
Overdraft payable	–	871,891
Payable for collateral for securities loaned	15,365,433	1,857,666
Payable for securities transactions	5,706,264	873,403
Payable for delayed delivery securities	–	4,002,500
Payable for Fund shares redeemed	32,804	28,130
Unrealized depreciation on forward foreign currency contracts	71,594	47,965
Payable for trustee compensation	26,181	16,233
Accrued expenses and other payables	158,024	160,155
Total liabilities	21,654,686	8,085,195
NET ASSETS	$602,572,261	$524,970,687

NET ASSETS CONSIST OF:
Paid-in-capital	$603,174,742	$523,554,149
Total distributable earnings (loss)	(602,481)	1,416,538
NET ASSETS	$602,572,261	$524,970,687
§ Consolidated statement of assets and liabilities (see Note 2)
* Includes securities loaned of	$14,915,887	$1,816,550
† Portfolio investments, cost	$610,273,141	$509,266,036
^ Foreign cash, cost	$11,814	$980,692

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	35

Statements of assets and liabilities	concluded

TIAA-CREF Funds  ■  October 31, 2021

	Emerging Markets Debt Fund	International Bond Fund	§

INSTITUTIONAL CLASS:
Net assets	$77,422,034	$731,963
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	7,761,956	73,648
Net asset value per share	$9.97	$9.94

ADVISOR CLASS:
Net assets	$19,271,506	$116,864
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,926,793	11,776
Net asset value per share	$10.00	$9.92

PREMIER CLASS:
Net assets	$252,681	$102,732
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	25,342	10,285
Net asset value per share	$9.97	$9.99

RETIREMENT CLASS:
Net assets	$19,212,103	$5,681,536
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,927,405	573,320
Net asset value per share	$9.97	$9.91

RETAIL CLASS:
Net assets	$15,698,355	$1,731,340
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,574,626	174,692
Net asset value per share	$9.97	$9.91

CLASS W:
Net assets	$470,715,582	$516,606,252
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	47,171,230	51,706,216
Net asset value per share	$9.98	$9.99

36	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Statements of operations

TIAA-CREF Funds  ■  For the year ended October 31, 2021

	Emerging Markets Debt Fund	International Bond Fund §

INVESTMENT INCOME
Interest*	$33,877,080	$10,389,995
Total income	33,877,080	10,389,995

EXPENSES
Management fees	3,554,277	2,510,210
Shareholder servicing – Institutional Class	1,063	76
Shareholder servicing – Advisor Class	16,069	109
Shareholder servicing – Premier Class	94	70
Shareholder servicing – Retirement Class	50,882	17,572
Shareholder servicing – Retail Class	16,715	12,263
Shareholder servicing – Class W	721	507
Distribution fees – Premier Class	408	156
Distribution fees – Retail Class	54,932	4,672
Administrative service fees	78,131	76,048
Trustee fees and expenses	6,980	5,211
Other expenses	315,332	354,286
Total expenses	4,095,604	2,981,180
Less: Expenses reimbursed by the investment adviser	(3,174,490)	(2,891,094)
Net expenses	921,114	90,086
Net investment income (loss)	32,955,966	10,299,909

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	5,013,444	3,827,405
Futures contracts	12	–
Forward foreign currency contracts	45,911	3,567,181
Foreign currency transactions	(1,432,169)	1,604,746
Net realized gain (loss) on total investments	3,627,198	8,999,332
Change in unrealized appreciation (depreciation) on:
Portfolio investments‡	14,427,946	(20,337,955)
Forward foreign currency contracts	(71,594)	1,752,351
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(19,187)	(70,959)
Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	14,337,165	(18,656,563)
Net realized and unrealized gain (loss) on total investments	17,964,363	(9,657,231)
Net increase (decrease) in net assets from operations	$50,920,329	$642,678
§ Consolidated statement of operations (see Note 2)
* Net of foreign withholding taxes of	$135,562	$133,334
‡ Includes net change in unrealized foreign capital gains taxes of	$(10,643)	$–

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	37

Statements of changes in net assets

TIAA-CREF Funds  ■  For the year ended

		Emerging Markets Debt Fund		International Bond Fund§
		October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020

OPERATIONS
Net investment income (loss)		$32,955,966	$31,635,194	$10,299,909	$8,448,720
Net realized gain (loss) on total investments		3,627,198	(6,505,954)	8,999,332	(3,428,857)
Net change in unrealized appreciation (depreciation) on total investments		14,337,165	(27,676,391)	(18,656,563)	7,122,290
Net increase (decrease) in net assets from operations		50,920,329	(2,547,151)	642,678	12,142,153

DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(2,801,324)	(1,932,730)	(24,626)	(18,717)
	Advisor Class	(885,555)	(1,224,162)	(3,221)	(2,755)
	Premier Class	(17,541)	(20,748)	(2,701)	(2,704)
	Retirement Class	(828,970)	(815,401)	(212,350)	(145,875)
	Retail Class	(798,780)	(942,624)	(45,719)	(34,693)
	Class W	(25,831,466)	(24,726,109)	(14,770,167)	(11,358,780)
Total distributions		(31,163,636)	(29,661,774)	(15,058,784)	(11,563,524)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	39,940,984	36,895,432	132,566	264,820
	Advisor Class	8,024,249	43,516,755	938	26,741
	Premier Class	950,351	313,046	–	–
	Retirement Class	5,143,604	7,187,365	924,606	4,163,815
	Retail Class	38,414,089	22,685,532	335,439	1,011,790
	Class W	121,940,374	242,777,901	167,042,654	147,706,134
Reinvestments of distributions:	Institutional Class	2,769,318	1,869,418	24,347	18,450
	Advisor Class	879,601	1,217,775	14	–
	Premier Class	6,876	9,592	–	–
	Retirement Class	828,550	814,956	212,062	145,582
	Retail Class	794,022	931,629	45,120	34,055
	Class W	–	–	4,197,582	–
Redemptions:	Institutional Class	(13,465,364)	(31,510,664)	(279,803)	(127,854)
	Advisor Class	(10,865,753)	(36,376,172)	(12,513)	–
	Premier Class	(950,080)	(961,387)	–	–
	Retirement Class	(5,145,963)	(8,259,501)	(3,254,737)	(2,160,854)
	Retail Class	(44,010,220)	(25,226,278)	(430,222)	(490,803)
	Class W	(142,352,264)	(179,189,427)	(68,365,571)	(124,531,451)
Net increase (decrease) from shareholder transactions		2,902,374	76,695,972	100,572,482	26,060,425
Net increase (decrease) in net assets		22,659,067	44,487,047	86,156,376	26,639,054

NET ASSETS
Beginning of period		579,913,194	535,426,147	438,814,311	412,175,257
End of period		$602,572,261	$579,913,194	$524,970,687	$438,814,311

38	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	39

Statements of changes in net assets	concluded

TIAA-CREF Funds  ■  For the year ended

		Emerging Markets Debt Fund		International Bond Fund§
		October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	3,936,543	3,986,970	13,055	27,135
	Advisor Class	790,673	4,342,304	94	2,623
	Premier Class	95,130	30,996	–	–
	Retirement Class	506,475	732,577	90,898	414,843
	Retail Class	3,803,134	2,320,378	33,021	100,082
	Class W	12,072,225	25,333,944	16,475,567	14,677,615
Shares reinvested:	Institutional Class	273,789	197,686	2,398	1,858
	Advisor Class	86,744	133,732	1	–
	Premier Class	694	971	–	–
	Retirement Class	81,938	87,301	20,913	14,661
	Retail Class	78,796	99,409	4,445	3,426
	Class W	–	–	413,555	–
Shares redeemed:	Institutional Class	(1,345,820)	(3,334,013)	(28,009)	(12,584)
	Advisor Class	(1,070,239)	(4,144,550)	(1,217)	–
	Premier Class	(95,775)	(94,089)	–	–
	Retirement Class	(511,433)	(871,948)	(325,540)	(217,345)
	Retail Class	(4,364,829)	(2,597,809)	(42,835)	(49,630)
	Class W	(14,038,199)	(19,108,850)	(6,755,942)	(12,419,796)
Net increase (decrease) from shareholder transactions		299,846	7,115,009	9,900,404	2,542,888
§ Consolidated statement of changes in net assets (see Note 2)

40	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	41

Financial highlights

TIAA-CREF Funds

		Select per share data										Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized									Ratios to average net assets
For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period	Total return	at end of period (in thousands	)	Gross expenses		Net expenses		investment income (loss	)	Portfolio turnover rate
EMERGING MARKETS DEBT FUND
Institutional Class:
10/31/21		$ 9.65	$0.47		$ 0.29	$ 0.76	$(0.44)	$ –	$(0.44)	$ 9.97	7.90%	$ 77,422		0.61%		0.61%		4.67%		57%
10/31/20		10.10	0.50		(0.48)	0.02	(0.47)	–	(0.47)	9.65	0.44	47,256		0.62		0.62		5.22		77
10/31/19		9.18	0.58		0.85	1.43	(0.51)	–	(0.51)	10.10	16.00	40,886		0.63		0.63		6.01		78
10/31/18		10.47	0.58		(1.13)	(0.55)	(0.53)	(0.21)	(0.74)	9.18	(5.58)	16,835		0.65		0.65		5.82		75
10/31/17		10.09	0.59		0.35	0.94	(0.54)	(0.02)	(0.56)	10.47	9.68	337,784		0.65		0.65		5.86		126
Advisor Class:
10/31/21		9.67	0.46		0.30	0.76	(0.43)	–	(0.43)	10.00	7.91	19,272		0.69		0.69		4.55		57
10/31/20		10.13	0.51		(0.51)	0.00 [d]	(0.46)	–	(0.46)	9.67	0.26	20,506		0.69		0.69		5.29		77
10/31/19		9.20	0.57		0.87	1.44	(0.51)	–	(0.51)	10.13	16.00	18,116		0.71		0.71		5.82		78
10/31/18		10.48	0.59		(1.14)	(0.55)	(0.52)	(0.21)	(0.73)	9.20	(5.56)	2,330		0.71		0.71		5.94		75
10/31/17		10.10	0.59		0.35	0.94	(0.54)	(0.02)	(0.56)	10.48	9.64	141		0.70		0.70		5.81		126
Premier Class:
10/31/21		9.65	0.47		0.28	0.75	(0.43)	–	(0.43)	9.97	7.74	253		0.80		0.80		4.61		57
10/31/20		10.09	0.51		(0.50)	0.01	(0.45)	–	(0.45)	9.65	0.29	244		0.78		0.78		5.19		77
10/31/19		9.17	0.57		0.85	1.42	(0.50)	–	(0.50)	10.09	15.84	882		0.79		0.79		5.91		78
10/31/18		10.46	0.55		(1.11)	(0.56)	(0.52)	(0.21)	(0.73)	9.17	(5.72)	1,040		0.80		0.80		5.74		75
10/31/17		10.08	0.58		0.34	0.92	(0.52)	(0.02)	(0.54)	10.46	9.53	373		0.82		0.80		5.71		126
Retirement Class:
10/31/21		9.64	0.45		0.30	0.75	(0.42)	–	(0.42)	9.97	7.78	19,212		0.86		0.82		4.44		57
10/31/20		10.09	0.49		(0.50)	(0.01)	(0.44)	–	(0.44)	9.64	0.18	17,840		0.87		0.87		5.07		77
10/31/19		9.18	0.56		0.84	1.40	(0.49)	–	(0.49)	10.09	15.61	19,204		0.88		0.88		5.79		78
10/31/18		10.46	0.55		(1.11)	(0.56)	(0.51)	(0.21)	(0.72)	9.18	(5.73)	14,626		0.90		0.90		5.55		75
10/31/17		10.08	0.57		0.34	0.91	(0.51)	(0.02)	(0.53)	10.46	9.42	13,333		0.90		0.90		5.63		126
Retail Class:
10/31/21		9.64	0.43		0.30	0.73	(0.40)	–	(0.40)	9.97	7.61	15,698		0.94		0.94		4.30		57
10/31/20		10.09	0.48		(0.49)	(0.01)	(0.44)	–	(0.44)	9.64	0.12	19,832		0.93		0.93		5.01		77
10/31/19		9.18	0.56		0.83	1.39	(0.48)	–	(0.48)	10.09	15.55	22,567		0.92		0.92		5.77		78
10/31/18		10.46	0.55		(1.12)	(0.57)	(0.50)	(0.21)	(0.71)	9.18	(5.79)	6,326		0.99		0.99		5.63		75
10/31/17		10.08	0.56		0.34	0.90	(0.50)	(0.02)	(0.52)	10.46	9.28	1,585		1.17		1.00		5.50		126
Class W:
10/31/21		9.65	0.53		0.30	0.83	(0.50)	–	(0.50)	9.98	8.66	470,716		0.61		0.00		5.24		57
10/31/20		10.11	0.57		(0.50)	0.07	(0.53)	–	(0.53)	9.65	0.98	474,236		0.62		0.00		5.89		77
10/31/19		9.19	0.65		0.84	1.49	(0.57)	–	(0.57)	10.11	16.72	433,771		0.63		0.00		6.68		78
10/31/18	††	9.37	0.05		(0.23)	(0.18)	–	–	–	9.19	(1.92)[b]	401,249		0.64	[c]	0.00	[c]	6.37	[c]	75

42	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	43

Financial highlights	concluded

TIAA-CREF Funds

		Select per share data										Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized									Ratios to average net assets
For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period	Total return	at end of period (in thousands	)	Gross expenses		Net expenses		investment income (loss	)	Portfolio turnover rate
INTERNATIONAL BOND FUND§
Institutional Class:
10/31/21		$10.24	$0.15		$(0.17)	$(0.02)	$(0.18)	$(0.10)	$(0.28)	$ 9.94	(0.26)%	$ 732		0.60%		0.60%		1.46%		37%
10/31/20		10.27	0.14		0.10	0.24	(0.27)	–	(0.27)	10.24	2.39	883		0.62		0.60		1.43		50
10/31/19		9.71	0.19		0.91	1.10	(0.54)	–	(0.54)	10.27	11.63	717		0.67		0.62		1.87		51
10/31/18		9.89	0.19		(0.18)	0.01	(0.19)	–	(0.19)	9.71	0.07	487		0.70		0.65		1.87		62
10/31/17		9.87	0.16		0.12	0.28	(0.25)	(0.01)	(0.26)	9.89	2.92	244,048		0.70		0.65		1.64		133
Advisor Class:
10/31/21		10.23	0.14		(0.17)	(0.03)	(0.18)	(0.10)	(0.28)	9.92	(0.39)	117		0.68		0.68		1.38		37
10/31/20		10.27	0.14		0.09	0.23	(0.27)	–	(0.27)	10.23	2.30	132		0.64		0.62		1.42		50
10/31/19		9.71	0.18		0.91	1.09	(0.53)	–	(0.53)	10.27	11.60	106		0.70		0.65		1.85		51
10/31/18		9.90	0.18		(0.18)	0.00 [d]	(0.19)	–	(0.19)	9.71	(0.06)	102		0.71		0.66		1.83		62
10/31/17		9.87	0.16		0.13	0.29	(0.25)	(0.01)	(0.26)	9.90	2.98	992		0.70		0.65		1.66		133
Premier Class:
10/31/21		10.29	0.13		(0.16)	(0.03)	(0.17)	(0.10)	(0.27)	9.99	(0.42)	103		0.80		0.75		1.31		37
10/31/20		10.34	0.13		0.08	0.21	(0.26)	–	(0.26)	10.29	2.14	106		0.80		0.77		1.28		50
10/31/19		9.77	0.17		0.92	1.09	(0.52)	–	(0.52)	10.34	11.48	106		0.83		0.79		1.71		51
10/31/18		9.89	0.17		(0.17)	0.00 [d]	(0.12)	–	(0.12)	9.77	(0.04)	100		0.86		0.80		1.69		62
10/31/17		9.87	0.15		0.12	0.27	(0.24)	(0.01)	(0.25)	9.89	2.82	989		0.84		0.79		1.51		133
Retirement Class:
10/31/21		10.22	0.12		(0.17)	(0.05)	(0.16)	(0.10)	(0.26)	9.91	(0.58)	5,682		0.84		0.84		1.21		37
10/31/20		10.27	0.12		0.09	0.21	(0.26)	–	(0.26)	10.22	2.13	8,041		0.87		0.85		1.18		50
10/31/19		9.71	0.16		0.91	1.07	(0.51)	–	(0.51)	10.27	11.36	5,903		0.91		0.87		1.62		51
10/31/18		9.88	0.16		(0.18)	(0.02)	(0.15)	–	(0.15)	9.71	(0.18)	4,326		0.95		0.90		1.61		62
10/31/17		9.86	0.14		0.13	0.27	(0.24)	(0.01)	(0.25)	9.88	2.79	2,883		0.95		0.90		1.44		133
Retail Class:
10/31/21		10.22	0.11		(0.17)	(0.06)	(0.15)	(0.10)	(0.25)	9.91	(0.68)	1,731		1.49		0.94		1.12		37
10/31/20		10.28	0.11		0.09	0.20	(0.26)	–	(0.26)	10.22	1.98	1,840		1.09		0.96		1.08		50
10/31/19		9.71	0.15		0.92	1.07	(0.50)	–	(0.50)	10.28	11.36	1,297		1.17		0.99		1.50		51
10/31/18		9.88	0.15		(0.18)	(0.03)	(0.14)	–	(0.14)	9.71	(0.36)	1,077		1.13		1.00		1.50		62
10/31/17		9.86	0.14		0.12	0.26	(0.23)	(0.01)	(0.24)	9.88	2.73	1,692		0.96		0.90		1.42		133
Class W:
10/31/21		10.29	0.21		(0.17)	0.04	(0.24)	(0.10)	(0.34)	9.99	0.29	516,606		0.59		0.00		2.07		37
10/31/20		10.28	0.21		0.08	0.29	(0.28)	–	(0.28)	10.29	2.95	427,813		0.62		0.00		2.05		50
10/31/19		9.71	0.25		0.92	1.17	(0.60)	–	(0.60)	10.28	12.44	404,046		0.66		0.00		2.49		51
10/31/18	††	9.74	0.02		(0.05)	(0.03)	–	–	–	9.71	(0.31)[b]	336,319		0.67	[c]	0.00	[c]	2.98	[c]	62

§	Consolidated financial highlights (see Note 2)
††	Class W commenced operations on September 28, 2018.
[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[d]	Amount represents less than $0.01 per share.

44	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	45

Notes to financial statements

TIAA-CREF Funds

Note 1—organization

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following are the TIAA-CREF Funds included in this report: Emerging Markets Debt Fund and International Bond Fund (collectively the “Funds” or individually, the “Fund”).

Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), is registered with the SEC as an investment adviser and provides investment management services for the Funds.

The Funds offer their shares, without a sales load, through their principal underwriter, Nuveen Securities, LLC (“Nuveen Securities”), which is a wholly owned indirect subsidiary of TIAA.

The Funds offer six share classes: Institutional Class, Advisor Class, Premier Class, Retirement Class, Retail Class and Class W shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class.

Note 2—significant accounting policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

46	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Multiclass operations and allocations: Income, expenses, realized gains and losses and unrealized appreciation and depreciation of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign currency transactions and translation: The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received and are recognized as a component of “Net realized gain (loss) on total investments” on the Statements of operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “change in Net unrealized appreciation (depreciation) of investments and foreign currency” on the Statements of operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Net change in unrealized appreciation (depreciation) on total investments” on the Statements of operations, when applicable.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of assets and liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of operations.

TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	47

Notes to financial statements

Indemnification: Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other matters: The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Basis for consolidation: The International Bond Fund is presented on a consolidated basis with the TIAA-CREF International Bond Fund Offshore Limited (“Subsidiary”), a wholly owned subsidiary of the International Bond Fund organized under the laws of the Cayman Islands. The Subsidiary commenced operations on March 1, 2017 and is intended to provide the Fund with exposure to Regulation S fixed-income securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private placement transactions with the SEC pursuant to Regulation S under the Securities Act of 1933, as amended. The Subsidiary is advised by Advisors and has the same investment objective as the Fund, but unlike the Fund, it may invest in Regulation S securities without limitation. As of October 31, 2021, the net assets of the Subsidiary were $40,791,934 representing 8% of the Fund’s consolidated net assets. All inter-company transactions and balances have been eliminated.

Select financial information related to the Subsidiary is as follows:

Total market value of investments	$41,244,363
Net assets	40,791,934
Net investment income (loss)	568,407
Net realized gain (loss)	907,824
Net change in unrealized appreciation (depreciation)	(2,224,214)

New accounting pronouncement: In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate,

48	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

New rule issuance: In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

Note 3—valuation of investments

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

•	Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
•	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	49

Notes to financial statements

•	Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Debt securities: Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Advisor. These securities are generally classified as Level 2.

Exchange-traded equity securities, common and preferred stock: Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and asked prices is utilized and the securities are generally classified as Level 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Forward foreign currency contracts: Forward foreign currency contracts are valued using the prevailing forward exchange rate which is derived from quotes provided by the pricing service using the procedures approved by the Board and are classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash

50	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

Transfers between levels are recognized at the end of the reporting period. For the year ended October 31, 2021, the Emerging Markets Debt Fund had material transfers from Level 2 to Level 3 as a result of various market related factors. Please refer to the Level 3 reconciliation below.

The following table summarizes the market value of the Funds’ investments as of October 31, 2021, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total
Emerging Markets Debt
Africa/Middle East	$–	$170,107,283	$1,050,640	$171,157,923
Asia	–	103,447,654	848,997	104,296,651
Europe	–	67,624,773	–	67,624,773
Latin America	–	217,841,832	13,936,867	231,778,699
North America	–	1,031,804	–	1,031,804
All other debt investments*	–	4,224,000	790,698	5,014,698
Short-term investments	15,365,433	9,760,252	–	25,125,685
Forward foreign currency contracts**	–	(71,594)	–	(71,594)
Total	$15,365,433	$573,966,004	$16,627,202	$605,958,639
International Bond
Africa/Middle East	$–	$37,628,419	$210,000	$37,838,419
Asia	–	156,424,717	–	156,424,717
Australasia	–	9,377,678	–	9,377,678
Europe	–	165,290,927	778,559	166,069,486
Latin America	–	22,000,640	–	22,000,640
North America	–	94,381,907	–	94,381,907
All other debt investments*	–	12,383,850	1,493,541	13,877,391
Short-term investments	1,857,666	8,615,710	–	10,473,376
Forward foreign currency contracts**	–	1,219,574	–	1,219,574
Total	$1,857,666	$507,323,422	$2,482,100	$511,663,188

*	For detailed categories, see the accompanying Summary portfolio of investments.
**	Derivative instruments are not reflected in the market value of portfolio investments.

The following table is a reconciliation of the Emerging Markets Debt Fund’s investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments
Balance as of October 31, 2020	$23,258,282
Purchases	1,197,116
Sales	(10,589,835)
Gains (losses)	(2,391,763)
Change in unrealized appreciation (depreciation)	11,547,508
Transfers out of Level 3	(7,243,103)
Transfers into Level 3	848,997
Balance as of October 31, 2021	$16,627,202

TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	51

Notes to financial statements

The following table summarizes the significant unobservable inputs used to value Level 3 investments in the Emerging Markets Debt Fund as of October 31, 2021:

Fund	Fair value	Valuation technique	Unobservable input	Range (weighted average)§
Bank loan obligations	$7,531,519	Broker quote	*
Corporate bonds	7,254,345	Recent market transaction	Discount	7.0%–99.0% (24.6%)
Government bonds	790,698	Broker quote	*
Government bonds	1,050,640	Recent market transaction	Discount	85.0% (85.0%)
Total	$16,627,202

*	Single source broker quote.
§	Unobservable inputs were weighted by the relative fair value of the instruments.

Note 4—investments

Repurchase agreements: In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral.

The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of assets and liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of assets and liabilities as it is held by the Agent or by a third-party bank engaged by the Agent as a special “tri-party” custodian on behalf of the Funds, and the Funds do not have the ability to sell or rehypothecate those securities.

As of October 31, 2021, securities lending transactions are for fixed income securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower

52	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

and compensation to the Agent. Such income is reflected separately in the Statements of operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned. At October 31, 2021, the total value of securities on loan and the total value of collateral received were as follows:

Fund	Aggregate value of securities on loan	Cash collateral received	*	Non-cash collateral received	Total collateral received
Emerging Markets Debt	$14,915,887	$15,365,433		$–	$15,365,433
International Bond	1,816,550	1,857,666		–	1,857,666

*	May include cash and investment of cash collateral

Securities purchased on a when-issued or delayed-delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have segregated securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

Zero coupon securities: A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended October 31, 2021 were as follows:

Fund	Non-U.S. government purchases	U.S. government purchases	Non-U.S. government sales	U.S. government sales
Emerging Markets Debt	$349,355,545	$13,514,990	$340,048,451	$13,515,000
International Bond	252,555,212	15,494,639	172,629,590	6,122,638

Note 5—derivative investments

Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statements of operations, when applicable.

TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	53

Notes to financial statements

At October 31, 2021, the following Funds have invested in derivative contracts which are reflected in the Statements of assets and liabilities as follows:

	Asset derivatives		Liabilities derivatives
Derivative contracts	Location	Fair value amount	Location	Fair value amount
Emerging Markets Debt Fund
Foreign-exchange contracts	Forward foreign currency contracts	$–	Forward foreign currency contracts	$(71,594)
International Bond Fund
Foreign-exchange contracts	Forward foreign currency contracts	1,267,539	Forward foreign currency contracts	(47,965)

For the period ended October 31, 2021, the effect of derivative contracts on the Funds’ Statements of operations was as follows:

Derivative contracts	Location	Realized gain (loss	)	Change in unrealized appreciation (depreciation	)
Emerging Markets Debt Fund
Interest-rate contracts	Futures contracts	$12		$–
Foreign-exchange contracts	Forward foreign currency contracts	45,911		(71,594)
International Bond Fund
Interest-rate contracts	Futures contracts	–		–
Foreign-exchange contracts	Forward foreign currency contracts	3,567,181		1,752,351

Forward foreign currency contracts: Certain Funds are subject to foreign exchange risk in the normal course of pursuing their investment objectives. The Funds use forward foreign currency contracts (“forwards”), including non-deliverable forwards (“NDFs”), to, among other things, hedge portfolio currency risk and to facilitate transactions in securities denominated in foreign currencies. Forwards are over-the counter (“OTC”) commitments that involve an obligation to purchase or sell a fixed amount of a specific currency on a future date at a locked exchange rate. NDFs allow hedging of currencies where government regulations restrict foreign access to local currency or the parties want to compensate for risk without a physical exchange of funds. Forwards are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded as appreciation or depreciation in the Statements of assets and liabilities. The Funds realize gains and losses at the time the forward is closed. Realized and unrealized gains and losses are included in the Statements of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts; from unanticipated movements in the value of a foreign currency relative to the U.S. dollar; and that losses may exceed amounts recognized on the Statements of assets and liabilities. During the year ended October 31, 2021, the Emerging Markets Debt Fund and International Bond Fund had exposure to forwards contracts, based on underlying notional values, generally between 0% and 69% of net

54	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

assets. The forward contracts outstanding as of October 31, 2021 are disclosed in the Summary portfolio of investments and the full Schedules of Investments.

Note 6—Income tax and other tax matters

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2021, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, utilization of tax equalization credits and certain foreign taxes paid were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Net unrealized appreciation (depreciation): At October 31, 2021, net unrealized appreciation (depreciation) based on the aggregate cost of all investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized (depreciation )	Net unrealized appreciation (depreciation )
Emerging Markets Debt	$610,273,141	$21,487,246	$(25,801,748)	$(4,314,502)
International Bond	521,466,706	15,481,162	(25,284,680)	(9,803,518)

TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	55

Notes to financial statements

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting.

Distributions to shareholders: The tax character of distributions paid to shareholders during the years ended October 31, 2021 and October 31, 2020 was as follows:

	10/31/2021
Fund	Ordinary income	Long-term capital gains	Total
Emerging Markets Debt	$31,163,636	$ –	$31,163,636
International Bond	14,610,210	448,574	15,058,784

	10/31/2020
Fund	Ordinary income	Long-term capital gains	Total
Emerging Markets Debt	$29,661,774	$ –	$29,661,774
International Bond	11,562,337	1,187	11,563,524

Components of accumulated earnings: As of October 31, 2021, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation )	Capital loss carryover	Total
Emerging Markets Debt	$5,243,110	$ –	$(4,352,465)	$(1,466,285)	$(575,640)
International Bond	8,253,395	2,993,471	(9,813,497)	–	1,433,369

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of straddle losses, and the treatment of short-term gain as ordinary income for tax purposes.

In certain circumstances, a fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). A fund may also accept portfolio securities rather than cash as payment for a purchase of fund shares (in-kind purchase). During the year ended October 31, 2021, the Funds did not have any in-kind purchase or in-kind redemption transactions.

Capital loss carryovers: At October 31, 2021, the following Fund had capital loss carryover, which will not expire.

Fund	Short-term	Long-term	Total
Emerging Markets Debt	$ –	$1,466,285	$1,466,285

For the year ended October 31, 2021, the Emerging Markets Debt Fund utilized $4,708,274, of capital loss carryover available from prior years.

56	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

Note 7—investment adviser and other transactions with affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

The Subsidiary has entered into an investment management agreement with Advisors. Under this agreement, Advisors provides the same management services to the Subsidiary as it does to the International Bond Fund. Advisors is not compensated directly by the Subsidiary for their services, rather they are provided a management fee on the average net assets of the Fund which includes investments in the Subsidiary. The Fund bears all operating expenses of the Subsidiary.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for providing certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of operations are paid to Advisors under the Service Agreement.

Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates Nuveen Securities for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensates Nuveen Securities for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

Advisors has contractually agreed to waive and/or reimburse Class W’s shares’ Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses, trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees. The Management fees and Other expenses of Class W shares that have been waived by Advisors may be incurred directly or indirectly, all or in part, by investors in Class W shares.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages.

TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	57

Notes to financial statements

As of October 31, 2021, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

	Investment management fee range	Investment management fee—effective rate	Service agreement fee	Distribution fee
			Retirement Class	Premier Class	Retail Class
Emerging Markets Debt	0.45–0.55%	0.55%	0.25%	0.15%	0.25%
International Bond	0.40–0.50	0.50	0.25	0.15	0.25

	Maximum expense amounts‡
	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class		Class W§
Emerging Markets Debt	0.65%	0.80%	0.80%	0.78%[a]	1.00%		0.65%
International Bond	0.60	0.75	0.75	0.85	0.93	[b]	0.60

‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 28, 2022, unless changed with approval of the Board of Trustees.
§	Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses, trustee expenses and extraordinary expenses) in their entirety. Advisors expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.
[a]	Effective May 1, 2021, Advisors agreed to voluntarily waive a portion of the expense cap for the Emerging Markets Debt Fund Retirement Class. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2021, the expense cap was 0.85%
[b]	Effective May 1, 2021, Advisors agreed to voluntarily waive a portion of the expense cap for the International Bond Fund Retail Cass. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2021, the expense cap was 0.95%

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the year ended October 31, 2021, the Funds did not have any security transactions with affiliated entities.

The following is the percentage of the Fund’s shares owned by affiliates as of October 31, 2021:

Underlying Fund	TIAA-CREF Lifecycle Funds
Emerging Markets Debt	78%
International Bond	98

58	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds

concluded

Note 8—emerging markets risks

The Emerging Markets Debt Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 9—inter-fund lending program

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an inter-fund lending program. This program allows the Funds to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes, (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the year ended October 31, 2021, there were no inter-fund borrowing or lending transactions.

Note 10—line of credit

The Funds participate in a $1 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 15, 2021 expiring on June 14, 2022, replacing the previous facility, which expired June 2021. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended October 31, 2021, there were no borrowings under this credit facility by the Funds.

TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	59

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Emerging Markets Debt Fund and TIAA-CREF International Bond Fund

Opinions on the Financial Statements

We have audited the (i) accompanying statement of assets and liabilities, including the summary portfolio of investments, of TIAA-CREF Emerging Markets Debt Fund as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2021, and (ii) the accompanying consolidated statement of assets and liabilities, including the consolidated summary portfolio of investments, of TIAA-CREF International Bond Fund as of October 31, 2021, the related consolidated statement of operations for the year ended October 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2021 (two of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the “Funds”) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and

60	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds

performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
December 16, 2021

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	61

Important tax information (unaudited)

For the year ended October 31, 2021, the TIAA-CREF Funds designate the following distribution amounts (or the maximum amount allowable) as being from net long-term capital gains.

Fund	Long-term capital gains
Emerging Markets Debt	$ –
International Bond	449,100

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2021, which will be reported in conjunction with your 2021 Form 1099-DIV.

By early 2022, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

62	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2021

Trustees

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and other relevant experience and qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	88	Director, Save the Children Federation, Inc.; Investment Committee Member, Maine Community Foundation.
Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2019.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans at Johnson & Johnson (2002–2006). Manager, Financial Services Consultant, KPMG Consulting (2000–2002).	88	Board member, Lumina Foundation and Waterside School; Investment Advisory Committee Chair, Seattle City Employees’ Retirement System; Investment Committee Member, The Seattle Foundation.
Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management, Northwestern University (2002–2011 and since 2013), Senior Associate Dean for Strategy and Academics (since 2020) and Chair of the Finance Department (2005–2007). Vice President, American Economic Association (2020). Assistant Secretary for Economic Policy, United States Department of the Treasury (2011–2013).	88	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC;

TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	63

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2021

Trustees—continued

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and other relevant experience and qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and of certain funds advised by American Beacon Advisors, Inc.	88	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC. Chief Operating Officer, DDJ Capital Management (2003–2006).	88	Trustee, Dexter Southfield School; Member, Governing Council of the Independent Directors Council.
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Adviser to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	88	Director, Commonwealth (non-profit organization).

64	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Indefinite term. Trustee since 2011; Chairman for term ending June 30, 2023. Chairman since September 13, 2017.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	88	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Investment Committee Member, Sansum Clinic; Director, ParentSquare; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer (since 2008) and Program Director (1990–2008), National Bureau of Economic Research. Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT.	88	Director, National Bureau of Economic Research; Trustee, Alfred P. Sloan Foundation; Member, Congressional Budget Office Panel of Economic Advisers.
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018); Chairman and Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers, Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	88	Director, TheraTrue Inc.

TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	65

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2021

Trustees—concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and other relevant experience and qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	George Kozmetsky Centennial University Distinguished Chair and Executive Director of the Global Sustainability Leadership Institute and Professor (since 1987), McCombs School of Business, University of Texas at Austin. Charles E. and Sarah M. Seay Regents Chair of Finance (2002–2021), Co-Executive Director, Social Innovation Initiative (since 2015), Director, AIM Investment Center (2000–2016), Associate Dean for Research (2011–2016), Chairman, Department of Finance (2002–2011), McCombs School of Business, University of Texas at Austin. President (2019-2020), Vice President (2013–2018), Society of Financial Studies. President (since 2020), Vice President (2019–2020) American Finance Association.	88	Texa$aver Product Committee Member, Employees Retirement System of Texas.

66	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2021

Officers

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”).
Derek B. Dorn TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1976	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2020.	Senior Managing Director and Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”) and the TIAA-CREF Fund Complex. Formerly, Managing Director, Special Assistant to the CEO, and Managing Director, Regulatory Affairs, TIAA. Prior to joining TIAA, Mr. Dorn served as a partner at Davis & Harman LLP and an adjunct professor of Law at Georgetown University Law Center.
John L. Douglas TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Executive Vice President	One-year term. Executive Vice President since 2021.	Senior Executive Vice President, Chief Legal Risk & Compliance Officer at TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Senior Advisor to the CEO, and Senior Executive Vice President, Chief Advocacy & Oversight Officer. Prior to joining TIAA, Mr. Douglas was a Partner at Davis Polk & Wardwell LLP.
Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.	Executive Vice President, Chief Operating Officer, Nuveen. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds. President and Chief Executive Officer of CREF and TIAA Separate Account VA-1. Formerly, Senior Managing Director, Co-Head Nuveen Equities & Fixed Income and President of TIAA Investments.

TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	67

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2021

Officers—concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, President and Chief Investment Officer, Nuveen; Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments; and Senior Managing Director, President, Global Investments, TIAA.
David Nason TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1970	Executive Vice President	One-year term. Executive Vice President since 2020.	Senior Executive Vice President, Chief Operating Officer of TIAA. Formerly, Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, Chief Risk and Compliance Officer, TIAA. Prior to joining TIAA, Mr. Nason served as President and CEO of GE Energy Financial Services.
Phillip T. Rollock TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2018.	Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex. Formerly, Executive Vice President, Deputy Chief Legal Officer, TIAA and Senior Managing Director, Senior General Counsel and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.
E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.	Senior Managing Director, Head, Publics Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Fund Complex; and Vice President and Controller of the Nuveen Funds. Formerly, Managing Director, Head, TC Fund Administration, Nuveen.

68	2021 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.	Senior Executive Vice President, Chief People Officer of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, tiaa.org, or by calling 800 223-1200.

TIAA-CREF International Fixed-Income Funds ■ 2021 Annual Report	69

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How to reach us

Websites

TIAA.org
nuveen.com

Automated telephone service

800-842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800-842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not Federal Deposit Insurance Corporation (FDIC) insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Nuveen Securities, LLC and TIAA-CREF Individual & Institutional Services, LLC, members FINRA, distribute securities products.

This material is for informational or educational purposes only and does not constitute fiduciary investment advice under ERISA, a securities recommendation under all securities laws, or an insurance product recommendation under state insurance laws or regulations. This material does not take into account any specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on the investor’s own objectives and circumstances.

©2021 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund,
730 Third Avenue, New York, NY 10017-3206

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Item 2. Code of Conduct.

2(a) The Board of Trustees of the TIAA-CREF Funds (the “Registrant”) has adopted a code of conduct for senior financial officers, including the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

2(b) No response required.

2(c) During the reporting period, there were no amendments to the code of conduct.

2(d) During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of conduct.

2(e) Not applicable.

2(f) A copy of the current code of conduct is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit and Compliance Committee.

3(a)(2) Maceo K. Sloan is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Registrant, as a policy, does not engage PwC for management advisory or consulting services.

The aggregate fees billed by PwC as disclosed below for the fiscal years ended October 31, 2021 and October 31, 2020 may not align with the figures reported and filed with the Securities and Exchange Commission in Form N-CEN or Form N-CSR for each period, respectively, (SEC File No. 811-09301) because the fees disclosed in this proxy statement reflect fees updated after the date of that Form N-CEN or Form N-CSR for the relevant period.

4(a) Audit Fees.

For the fiscal years ended October 31, 2021 and October 31, 2020, PwC’s aggregate fees for the audit of the Registrant’s annual financial statements were $1,041,135 and $1,093,723, respectively.

4(b) Audit Related Fees.

For the fiscal years ended October 31, 2021 and October 31, 2020, PwC’s aggregate fees for services related to the performance of the audit of the Registrant’s annual financial statements were $0 and $0, respectively.

For the fiscal years ended October 31, 2021 and October 31, 2020, the Audit-Related Fees billed by PwC to Teachers Advisors, LLC (“Advisors”) or to any entity controlling, controlled by or under common control with Advisors that provides ongoing services to the Registrant (collectively, “Fund Service Providers”) were $0 and $0, respectively.

4(c) Tax Fees.

For the fiscal years ended October 31, 2021 and October 31, 2020, PwC’s aggregate fees for tax services billed to the Registrant were $181,177 and $0, respectively.

For the fiscal years ended October 31, 2021 and October 31, 2020, the Tax Fees billed by PwC to the Fund Service Providers were $0 and $0, respectively.

4(d) All Other Fees.

For the fiscal years ended October 31, 2021 and October 31, 2020, PwC’s aggregate fees for all other services billed to the Registrant were $0 and $12,492, respectively.

For the fiscal years ended October 31, 2021 and October 31, 2020, PwC’s aggregate fees for all other services billed to the Fund Service Providers were $0 and $0, respectively.

4(e)(1) Preapproval Policy.

The Registrant’s audit and compliance committee (“Audit Committee”) has adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant and certain of its affiliates without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove all services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statements audit for the Registrant and certain of its affiliates, including approving the terms of the engagement, and (ii) preapprove the audit, audit-related, tax and other services to be provided by the independent auditor to the Registrant and certain of its affiliates and the fees to be charged for provision of such services from year to year.

4(e)(2) Services provided pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “de minimis exception”):

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2021 and October 31, 2020 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2021 and October 31, 2020 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2021 and October 31, 2020 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2021 and October 31, 2020 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2021 and October 31, 2020 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2021 and October 31, 2020 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

4(f) The percentage of hours expended by PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than PwC’s full-time, permanent employees was less than 50%.

4(g) Non-Audit Fees for Related Entities.

For the fiscal years ended October 31, 2021 and October 31, 2020, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by PwC were $1,053,458 and $1,464,833 respectively.

4(h) The Registrant’s Audit Committee has considered whether the non-audit services that were rendered by PwC to the Registrant’s Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining PwC’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF FUNDS – Growth & Income Fund

TIAA-CREF FUNDS

GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS

October 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.3%

AUTOMOBILES & COMPONENTS - 2.7%
233,048	*	Aptiv plc	$40,291,669
739,172	*	General Motors Co	40,233,132
94,441	*,n	Tesla, Inc	105,207,274
		TOTAL AUTOMOBILES & COMPONENTS	185,732,075

BANKS - 5.0%
2,244,669		Bank of America Corp	107,250,285
491,543	n	Citigroup, Inc	33,995,114
656,871		Fifth Third Bancorp	28,593,595
2,018,085		ING Groep NV	30,612,133
528,876		JPMorgan Chase & Co	89,850,744
1,199,959		Wells Fargo & Co	61,389,902
		TOTAL BANKS	351,691,773

CAPITAL GOODS - 7.3%
83,785		Carlisle Cos, Inc	18,677,352
119,789	n	Deere & Co	41,004,973
209,594		Dover Corp	35,438,153
379,745		Eaton Corp	62,566,786
260,072	*	Evoqua Water Technologies Corp	10,878,812
14,809	*	Generac Holdings, Inc	7,383,175
331,340		Honeywell International, Inc	72,437,551
382,540	*	Ingersoll Rand, Inc	20,565,350
357,294		ITT, Inc	33,610,647
97,314	*	Middleby Corp	17,753,966
86,724		Northrop Grumman Corp	30,979,547
275,655	n	Otis Worldwide Corp	22,137,853
277,549	*	Plug Power, Inc	10,621,800
461,652		Raytheon Technologies Corp	41,022,397
383,862	n	Spirit Aerosystems Holdings, Inc (Class A)	15,849,662
324,269		Textron, Inc	23,947,266
177,605		Trane Technologies plc	32,134,073
135,539		Woodward Inc	15,309,130
		TOTAL CAPITAL GOODS	512,318,493

COMMERCIAL & PROFESSIONAL SERVICES - 1.1%
134,695		Jacobs Engineering Group, Inc	18,913,872
261,779	*	Stericycle, Inc	17,518,251
269,888		Waste Management, Inc	43,244,154
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	79,676,277

CONSUMER DURABLES & APPAREL - 1.3%
469,525	*	Callaway Golf Co	12,700,651
547,336	n	Levi Strauss & Co	14,329,256
986,966	*	Mattel, Inc	21,525,728
1

TIAA-CREF FUNDS – Growth & Income Fund

SHARES		COMPANY	VALUE

93,715		Sony Corp	$10,851,849
406,180	n	Tempur Sealy International, Inc	18,062,825
543,761	*	Under Armour, Inc (Class C)	10,266,208
		TOTAL CONSUMER DURABLES & APPAREL	87,736,517

CONSUMER SERVICES - 2.3%
98,971	*,n	Airbnb, Inc	16,890,391
233,622	*,n	Caesars Entertainment, Inc	25,572,264
59,767		Churchill Downs, Inc	13,746,410
288,777	n	Darden Restaurants, Inc	41,624,317
24,505	*	Duolingo, Inc	4,256,273
264,415	*,n	Expedia Group, Inc	43,472,470
76,688	*	Flutter Entertainment plc	14,471,562
		TOTAL CONSUMER SERVICES	160,033,687

DIVERSIFIED FINANCIALS - 3.2%
128,184		American Express Co	22,275,815
171,595		Blackstone Group, Inc	23,752,180
1,340,662		Equitable Holdings, Inc	44,912,177
236,615		KKR & Co, Inc	18,851,117
212,201		Lazard Ltd (Class A)	10,395,727
804,450		Morgan Stanley	82,681,371
235,309		State Street Corp	23,189,702
		TOTAL DIVERSIFIED FINANCIALS	226,058,089

ENERGY - 2.4%
1,098,584		Cabot Oil & Gas Corp	23,421,811
237,556	*	Cheniere Energy, Inc	24,563,290
191,669		Chevron Corp	21,944,184
456,840		ConocoPhillips	34,030,012
387,911		Hess Corp	32,029,811
503,224		Marathon Petroleum Corp	33,177,558
		TOTAL ENERGY	169,166,666

FOOD & STAPLES RETAILING - 0.5%
247,493		Walmart, Inc	36,980,404
		TOTAL FOOD & STAPLES RETAILING	36,980,404

FOOD, BEVERAGE & TOBACCO - 3.4%
161,821		Archer-Daniels-Midland Co	10,395,381
276,368		Bunge Ltd	25,602,732
69,797	*	Freshpet, Inc	10,882,050
178,606		Hershey Co	31,318,562
665,241	n	Mondelez International, Inc	40,406,738
351,145	*,n	Monster Beverage Corp	29,847,325
466,600		PepsiCo, Inc	75,402,560
60,453		Pernod-Ricard S.A.	13,907,823
		TOTAL FOOD, BEVERAGE & TOBACCO	237,763,171

HEALTH CARE EQUIPMENT & SERVICES - 6.7%
341,733		Abbott Laboratories	44,045,966
224,261	n	Danaher Corp	69,917,852
74,445	*,n	DexCom, Inc	46,394,868
436,563	*	Envista Holdings Corp	17,069,613
2

TIAA-CREF FUNDS – Growth & Income Fund

SHARES		COMPANY	VALUE

100,532	*	Guardant Health, Inc	$11,741,132
25,680		Humana, Inc	11,893,949
54,027	*	IDEXX Laboratories, Inc	35,989,546
464,245		Medtronic plc	55,644,406
240,750	*	Neogen Corp	10,186,132
105,343		STERIS plc	24,622,873
216,993		UnitedHealth Group, Inc	99,918,767
55,295		West Pharmaceutical Services, Inc	23,770,215
125,639	n	Zimmer Biomet Holdings, Inc	17,981,454
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	469,176,773

HOUSEHOLD & PERSONAL PRODUCTS - 1.6%
139,286	n	Estee Lauder Cos (Class A)	45,174,628
458,134		Procter & Gamble Co	65,508,581
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	110,683,209

INSURANCE - 2.3%
173,369		Allstate Corp	21,440,545
645,755		American International Group, Inc	38,157,663
395,183		Hartford Financial Services Group, Inc	28,820,696
317,468		Lincoln National Corp	22,905,316
691,675		Metlife, Inc	43,437,190
188,910	*	Ryan Specialty Group Holdings, Inc	7,138,909
		TOTAL INSURANCE	161,900,319

MATERIALS - 4.0%
532,481	n	CF Industries Holdings, Inc	30,244,921
721,733		Corteva, Inc	31,142,779
377,039		Dow, Inc	21,102,873
350,095	n	DuPont de Nemours, Inc	24,366,612
82,182		International Flavors & Fragrances, Inc	12,117,736
255,323		Linde plc	81,499,102
185,779		PPG Industries, Inc	29,830,534
133,239		Reliance Steel & Aluminum Co	19,474,212
260,990		Sociedad Quimica y Minera de Chile S.A. (ADR)	14,325,741
516,716	*	Summit Materials, Inc	18,420,925
		TOTAL MATERIALS	282,525,435

MEDIA & ENTERTAINMENT - 10.1%
112,165	*,n	Alphabet, Inc (Class C)	332,615,213
759,630	n	Comcast Corp (Class A)	39,067,771
408,885	*,n	Facebook, Inc	132,302,919
74,084	*,n	Netflix, Inc	51,140,926
269,599	*,n	Snap, Inc	14,175,515
157,364	*	Take-Two Interactive Software, Inc	28,482,884
291,576	*	Twitter, Inc	15,610,979
429,057	n	ViacomCBS, Inc (Class B)	15,540,445
445,453	*,n	Walt Disney Co	75,312,739
		TOTAL MEDIA & ENTERTAINMENT	704,249,391

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.1%
645,244	n	AbbVie, Inc	73,990,129
342,023		AstraZeneca plc (ADR)	21,335,395
1,145,186	*	Avantor, Inc	46,242,611
184,758	*,e,n	Axsome Therapeutics, Inc	7,113,183
3

TIAA-CREF FUNDS – Growth & Income Fund

SHARES		COMPANY	VALUE

167,934	*	Catalent, Inc	$23,151,381
157,714		Eli Lilly & Co	40,179,219
358,990	*	Genmab A.S. (ADR)	16,025,314
476,728		Gilead Sciences, Inc	30,930,113
281,545	*,n	Horizon Therapeutics Plc	33,760,061
148,948	*	IQVIA Holdings, Inc	38,937,986
21,558		Lonza Group AG.	17,716,374
98,591		Merck KGaA	23,299,493
65,416	*,n	Moderna, Inc	22,582,257
1,395,056	n	Pfizer, Inc	61,019,749
60,850		Roche Holding AG.	23,572,923
72,813	*,n	Seagen, Inc	12,839,116
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	492,695,304

REAL ESTATE - 1.4%
67,115		American Tower Corp	18,924,416
310,775		Prologis, Inc	45,049,944
225,570		Simon Property Group, Inc	33,064,051
		TOTAL REAL ESTATE	97,038,411

RETAILING - 6.7%
73,941	*	Amazon.com, Inc	249,360,847
265,689	*,n	Children’s Place, Inc	22,022,961
133,049		Dollar General Corp	29,473,014
141,638	n	Home Depot, Inc	52,652,510
910,570	*	ironSource Ltd	10,371,392
677,013	*,n	Petco Health & Wellness Co, Inc	16,742,532
180,873	*	Portillo’s, Inc	6,873,174
235,464		Target Corp	61,131,164
528,965	*	Torrid Holdings, Inc	7,955,634
457,415	*,n	Urban Outfitters, Inc	14,605,261
		TOTAL RETAILING	471,188,489

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.7%
476,089	*,n	Advanced Micro Devices, Inc	57,240,180
40,242	*,n	Ambarella, Inc	7,478,171
212,346		Applied Materials, Inc	29,017,081
25,645		ASML Holding NV	20,846,308
77,401		Broadcom, Inc	41,151,790
474,515		Marvell Technology, Inc	32,504,277
88,196	n	Monolithic Power Systems, Inc	46,343,470
445,297	n	NVIDIA Corp	113,849,084
217,984	n	QUALCOMM, Inc	29,000,591
169,535	*	Wolfspeed Inc	20,362,849
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	397,793,801

SOFTWARE & SERVICES - 12.5%
3,649	*,g	Adyen NV	11,010,161
149,998	n	Alliance Data Systems Corp	12,787,329
114,148	*	Anaplan, Inc	7,443,591
207,814	*	Fiserv, Inc	20,467,601
66,002	*	Fortinet, Inc	22,199,113
96,921	*,e	ironSource Ltd	1,103,930
196,110	*	Liveperson, Inc	10,101,626
42,614	*	Manhattan Associates, Inc	7,736,145
259,521		Mastercard, Inc (Class A)	87,074,486
4

TIAA-CREF FUNDS – Growth & Income Fund

SHARES		COMPANY	VALUE

1,357,206		Microsoft Corp	$450,076,654
263,296	*	PayPal Holdings, Inc	61,240,017
317,929	*	salesforce.com, Inc	95,280,142
66,447	*	ServiceNow, Inc	46,364,059
94,480	*	Synopsys, Inc	31,478,846
26,577	*	Twilio, Inc	7,743,475
		TOTAL SOFTWARE & SERVICES	872,107,175

TECHNOLOGY HARDWARE & EQUIPMENT - 8.7%
2,653,593		Apple, Inc	397,508,231
243,301	*	Calix, Inc	15,228,210
467,197	*	Ciena Corp	25,364,125
1,100,463	n	Cisco Systems, Inc	61,592,914
258,717		Cognex Corp	22,661,022
444,648	*,n	Stratasys Ltd	14,024,198
247,897		TE Connectivity Ltd	36,192,962
85,973	*	Teledyne Technologies, Inc	38,620,791
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	611,192,453

TELECOMMUNICATION SERVICES - 0.4%
677,412		AT&T, Inc	17,111,427
98,897		Cogent Communications Group, Inc	7,574,521
		TOTAL TELECOMMUNICATION SERVICES	24,685,948

TRANSPORTATION - 1.9%
536,264	*	Delta Air Lines, Inc	20,984,010
136,329		DSV AS	31,685,205
326,209	n	Knight-Swift Transportation Holdings, Inc	18,492,788
126,936		Union Pacific Corp	30,642,351
144,641		United Parcel Service, Inc (Class B)	30,876,514
		TOTAL TRANSPORTATION	132,680,868

UTILITIES - 1.0%
223,162		Ameren Corp	18,810,325
621,133		NextEra Energy, Inc	53,001,279
		TOTAL UTILITIES	71,811,604

		TOTAL COMMON STOCKS	6,946,886,332
		(Cost $3,550,226,649)

PURCHASED OPTIONS - 0.0%

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
26,000		Xilinx, Inc	326,300
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	326,300

SOFTWARE & SERVICES - 0.0%
28,800		Global Payments, Inc	18,144
		TOTAL SOFTWARE & SERVICES	18,144

		TOTAL PURCHASED OPTIONS	344,444
		(Cost $496,111)
5

TIAA-CREF FUNDS – Growth & Income Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 0.5%

GOVERNMENT AGENCY DEBT - 0.2%
$6,816,000		Federal Home Loan Bank (FHLB)	0.000%	11/12/21	$6,815,916
10,000,000		FHLB	0.000	11/17/21	9,999,822
		TOTAL GOVERNMENT AGENCY DEBT			16,815,738

REPURCHASE AGREEMENT - 0.3%
17,080,000	r	Fixed Income Clearing Corp (FICC)	0.010	11/01/21	17,080,000
		TOTAL REPURCHASE AGREEMENT			17,080,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.0%
2,294,446	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030		2,294,446
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			2,294,446

		TOTAL SHORT-TERM INVESTMENTS			36,190,184
		(Cost $36,190,234)
		TOTAL INVESTMENTS - 99.8%			6,983,420,960
		(Cost $3,586,912,994)
		OTHER ASSETS & LIABILITIES, NET - 0.2%			10,555,880
		NET ASSETS - 100.0%			$6,993,976,840

		Abbreviation(s):

		ADR American Depositary Receipt
		PIPE Private Investments in Public Equity
		SPACs Special Purpose Acquisition Companies

*		Non-income producing
c		Investments made with cash collateral received from securities on loan.
e		All or a portion of these securities are out on loan. The aggregate value of securities on loan is $8,175,111.
g		Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/21, the aggregate value of these securities is $11,010,161 or 0.2% of net assets
n		All or a portion of these securities have been segregated by the custodian to cover collateral requirements on open written options contracts.
r		Agreement with Fixed Income Clearing Corporation, 0.010% dated 10/31/21 to be repurchased at $17,080,000 on 11/1/21, collateralized by U.S. Treasury Notes valued at $17,421,676.

6

TIAA-CREF FUNDS – Growth & Income Fund

Purchased options outstanding as of October 31, 2021 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Global Payments, Inc, Call	288	$144,585	$190.00	01/21/22	$18,144
Xilinx, Inc, Call	260	351,526	190.00	01/21/22	326,300
Total	548	$496,111			$344,444

Written options outstanding as of October 31, 2021 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
AbbVie, Inc, Put	420	$(42,826)	$100.00	11/19/21	$(5,460)
ACADIA Pharmaceuticals, Inc, Put	500	(157,396)	17.50	01/21/22	(65,000)
Advanced Micro Devices, Inc, Call	400	(356,697)	135.00	12/17/21	(81,200)
Advanced Micro Devices, Inc, Put	400	(6,391)	104.00	11/05/21	(2,800)
Airbnb, Inc, Call	210	(41,901)	200.00	11/19/21	(18,690)
Albertsons Cos, Inc, Put	1,800	(48,560)	22.50	12/17/21	(22,500)
Alliance Data Systems Corp, Put	103	(27,859)	75.00	01/21/22	(27,859)
Alliance Data Systems Corp, Put	103	(43,212)	80.00	01/21/22	(43,212)
Alphabet, Inc, Put	20	(18,340)	2,370.00	12/17/21	(8,700)
Ambarella, Inc, Put	330	(41,242)	130.00	11/19/21	(26,400)
Ambarella, Inc, Put	300	(35,393)	140.00	11/19/21	(52,500)
Arcturus Therapeutics Holdings, Inc, Put	500	(853,179)	45.00	03/18/22	(502,500)
Axsome Therapeutics, Inc, Put	1,680	(1,256,578)	32.50	03/18/22	(1,362,480)
BioNTech SE, Put	236	(340,392)	250.00	01/21/22	(481,440)
Boston Beer Co, Inc, Put	100	(1,167,792)	580.00	06/17/22	(1,284,500)
Brinker International, Inc, Put	1,200	(46,773)	35.00	12/17/21	(60,000)
Brunswick Corp, Put	470	(36,927)	80.00	11/19/21	(10,340)
Caesars Entertainment, Inc, Call	300	(41,390)	140.00	11/19/21	(5,550)
Caesars Entertainment, Inc, Put	470	(39,779)	90.00	11/19/21	(23,970)
CF Industries Holdings, Inc, Call	666	(73,237)	65.00	11/19/21	(11,322)
Children’s Place, Inc, Call	222	(45,223)	105.00	11/19/21	(13,875)
Children’s Place, Inc, Call	222	(31,155)	110.00	11/19/21	(10,545)
Children’s Place, Inc, Call	615	(183,248)	110.00	12/17/21	(103,013)
Children’s Place, Inc, Put	615	(515,346)	70.00	12/17/21	(164,512)
Cisco Systems, Inc, Put	840	(41,133)	50.00	11/19/21	(14,280)
Citigroup, Inc, Put	445	(173,533)	57.50	01/21/22	(24,030)
Cloudflare, Inc, Put	300	(55,148)	140.00	11/05/21	(14,400)
Coca-Cola Co, Put	884	(32,273)	47.50	12/17/21	(8,840)
Comcast Corp, Put	950	(32,269)	45.00	11/19/21	(10,450)
Crocs, Inc, Put	400	(17,991)	130.00	11/19/21	(15,600)
Danaher Corp, Put	160	(37,275)	270.00	11/19/21	(11,200)
Darden Restaurants, Inc, Put	350	(34,296)	120.00	12/17/21	(31,500)
Deckers Outdoor Corp, Put	130	(33,536)	310.00	11/19/21	(3,250)
Deere & Co, Put	130	(44,847)	290.00	12/17/21	(28,470)
Dexcom, Inc, Call	65	(24,481)	640.00	11/19/21	(93,600)
DraftKings, Inc, Put	300	(94,196)	45.00	01/21/22	(114,000)
DraftKings, Inc, Put	500	(121,488)	40.00	02/18/22	(122,000)
Duck Creek Technologies, Inc, Put	1,000	(149,227)	25.00	04/14/22	(130,000)
DuPont de Nemours, Inc, Put	310	(34,400)	60.00	01/21/22	(22,475)
DuPont de Nemours, Inc, Put	310	(64,469)	62.50	01/21/22	(36,580)
Electronic Arts, Inc, Put	380	(39,158)	110.00	11/19/21	(7,220)
Emergent BioSolutions, Inc, Put	460	(394,668)	55.00	03/18/22	(441,600)
Entergy Corp, Put	470	(38,722)	92.50	12/17/21	(32,900)
Estee Lauder Cos, Inc, Call	120	(16,797)	350.00	12/17/21	(51,600)
Estee Lauder Cos, Inc, Put	160	(31,147)	270.00	12/17/21	(28,800)
Expedia Group, Inc, Call	220	(27,504)	192.50	11/19/21	(20,240)
Facebook, Inc, Put	160	(39,356)	270.00	12/17/21	(29,600)
Farfetch Ltd, Put	800	(277,948)	35.00	01/21/22	(164,000)
FedEx Corp, Put	86	(65,099)	210.00	01/21/22	(35,690)
FedEx Corp, Put	86	(94,425)	210.00	03/18/22	(65,360)
7

TIAA-CREF FUNDS – Growth & Income Fund

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Global Payments, Inc, Call	370	$(51,048)	$220.00	01/21/22	$(7,400)
Global Payments, Inc, Put	288	(91,574)	135.00	01/21/22	(155,520)
HCA Healthcare, Inc, Put	200	(35,603)	210.00	12/17/21	(20,000)
Home Depot, Inc, Call	240	(112,794)	400.00	03/18/22	(231,600)
Home Depot, Inc, Put	240	(119,994)	300.00	03/18/22	(91,200)
Horizon Therapeutics PLC, Call	350	(41,666)	135.00	11/19/21	(29,750)
Intel Corp, Put	800	(100,772)	45.00	12/17/21	(33,600)
Knight-Swift Transportation Holdings, Inc, Put	900	(32,515)	45.00	11/19/21	(6,300)
Kohl’s Corp, Put	1,000	(70,967)	37.50	11/19/21	(16,000)
Lamb Weston Holdings, Inc, Put	666	(68,935)	50.00	01/21/22	(71,262)
Levi Strauss & Co, Call	1,400	(40,568)	30.00	11/19/21	(7,000)
Lumentum Holdings, Inc, Put	200	(110,268)	75.00	12/17/21	(33,000)
Micron Technology, Inc, Put	570	(99,731)	60.00	11/19/21	(7,410)
Moderna, Inc, Call	200	(428,613)	390.00	04/14/22	(620,000)
Moderna, Inc, Put	200	(455,593)	250.00	04/14/22	(235,000)
Mondelez International, Inc, Put	800	(37,574)	52.50	12/17/21	(16,000)
Monolithic Power Systems, Inc, Call	75	(33,435)	560.00	12/17/21	(54,300)
Monolithic Power Systems, Inc, Put	100	(39,264)	450.00	12/17/21	(39,264)
Monster Beverage Corp, Put	560	(30,793)	75.00	11/19/21	(24,640)
NetFlix, Inc, Put	75	(33,726)	555.00	12/17/21	(10,725)
Newell Brands, Inc, Put	1,900	(81,634)	20.00	12/17/21	(38,000)
Nordstrom, Inc, Put	750	(44,226)	22.50	11/19/21	(6,000)
NVIDIA Corp, Put	250	(3,502)	205.00	11/05/21	(2,000)
NXP Semiconductors NV, Put	280	(47,789)	165.00	11/05/21	(27,300)
Otis Worldwide Corp, Put	560	(38,062)	75.00	11/19/21	(25,200)
Petco Health & Wellness Co, Inc, Call	1,600	(33,564)	27.00	11/19/21	(65,600)
Pfizer, Inc, Put	976	(114,170)	37.00	03/18/22	(69,296)
QUALCOMM, Inc, Put	380	(45,588)	110.00	11/19/21	(9,880)
Seagen, Inc, Call	320	(161,511)	190.00	12/17/21	(141,120)
Seagen, Inc, Put	320	(29,173)	145.00	11/19/21	(27,200)
Shake Shack, Inc, Put	500	(281,482)	70.00	03/18/22	(412,500)
Six Flags Entertainment Corp, Put	940	(69,548)	40.00	11/19/21	(122,200)
Skyworks Solutions, Inc, Put	290	(34,793)	145.00	11/19/21	(30,740)
Snap, Inc, Put	700	(373,789)	55.00	02/18/22	(556,500)
Sony Group Corp, Put	420	(34,006)	100.00	11/19/21	(7,350)
Spirit AeroSystems Holdings, Inc, Put	450	(43,172)	38.00	11/19/21	(31,500)
Spirit AeroSystems Holdings, Inc, Put	550	(72,950)	37.50	12/17/21	(72,875)
Square, Inc, Put	190	(76,753)	205.00	11/05/21	(3,610)
Stratasys Ltd, Call	900	(36,880)	45.00	12/17/21	(40,500)
Teladoc Health, Inc, Put	286	(94,665)	115.00	11/19/21	(3,718)
Tempur Sealy International, Inc, Call	840	(82,965)	55.00	12/17/21	(10,500)
Tesla, Inc, Call	61	(485,812)	1,300.00	05/20/22	(671,000)
Tesla, Inc, Put	50	(352,317)	850.00	05/20/22	(335,250)
Ulta Beauty, Inc, Put	140	(31,217)	305.00	12/17/21	(32,900)
Urban Outfitters, Inc, Call	1,000	(40,968)	40.00	11/19/21	(10,000)
Urban Outfitters, Inc, Put	1,400	(175,654)	27.00	12/17/21	(87,500)
ViacomCBS, Inc, Put	892	(578,876)	42.50	03/18/22	(664,540)
Walt Disney Co, Put	290	(46,680)	145.00	11/19/21	(8,700)
8

TIAA-CREF FUNDS – Growth & Income Fund

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
WW International, Inc, Put	1,000	$(112,977)	$15.00	01/21/22	$(102,000)
WW International, Inc, Put	900	(111,237)	17.50	01/21/22	(195,750)
Xilinx, Inc, Call	260	(181,473)	210.00	01/21/22	(156,000)
Xilinx, Inc, Put	260	(171,073)	160.00	01/21/22	(202,150)
Zimmer Biomet Holdings, Inc, Put	300	(64,490)	120.00	12/17/21	(25,500)
Total	51,087	$(13,654,651)			$(11,850,903)

Unfunded commitment with a SPAC outstanding at October 31, 2021:

PIPE	Shares	Total commitment amount	Fair value amount	Unrealized Appreciation
J1 Holdings Inc.	1,001,000	$10,010,000	$11,591,580	$1,581,580
9

TIAA-CREF FUNDS – Large-Cap Growth Fund

TIAA-CREF FUNDS

LARGE-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.2%

AUTOMOBILES & COMPONENTS - 3.3%
204,553	*	Aptiv plc	$35,365,168
618,326	*	General Motors Co	33,655,484
150,931	*	Tesla, Inc	168,137,134
		TOTAL AUTOMOBILES & COMPONENTS	237,157,786

CAPITAL GOODS - 2.9%
1,056,449		Carrier Global Corp	55,178,331
347,619	*	Liberty Media Acquisition Corp	3,611,761
189,587		Roper Technologies Inc	92,493,810
427,090		Safran S.A.	57,481,925
		TOTAL CAPITAL GOODS	208,765,827

COMMERCIAL & PROFESSIONAL SERVICES - 2.6%
150,823	*	Cimpress plc	13,471,510
2,375,160	*	Clarivate Analytics plc	55,697,502
1,151,987		Experian Group Ltd	52,819,984
495,592		Waste Connections, Inc	67,405,468
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	189,394,464

CONSUMER DURABLES & APPAREL - 2.7%
319,504		Essilor International S.A.	66,104,516
254,687		Nike, Inc (Class B)	42,606,588
671,986	*	Peloton Interactive, Inc	61,446,400
4,158,000		Prada S.p.A	26,208,106
		TOTAL CONSUMER DURABLES & APPAREL	196,365,610

CONSUMER SERVICES - 3.4%
41,151	*	Booking Holdings, Inc	99,617,518
2,103,935	*	Carnival Corp	46,623,199
32,372	*	Chipotle Mexican Grill, Inc (Class A)	57,590,759
197,458	*	Flutter Entertainment plc	37,261,705
		TOTAL CONSUMER SERVICES	241,093,181

DIVERSIFIED FINANCIALS - 1.8%
296,156		Capital One Financial Corp	44,728,441
433,696	*	Ribbit LEAP Ltd	4,610,188
166,209		S&P Global, Inc	78,809,659
		TOTAL DIVERSIFIED FINANCIALS	128,148,288

FOOD & STAPLES RETAILING - 2.4%
348,937		Costco Wholesale Corp	171,516,493
		TOTAL FOOD & STAPLES RETAILING	171,516,493
10

TIAA-CREF FUNDS – Large-Cap Growth Fund

SHARES		COMPANY	VALUE

FOOD, BEVERAGE & TOBACCO - 2.1%
137,367		Constellation Brands, Inc (Class A)	$29,782,539
2,360,219		Davide Campari-Milano NV	33,524,912
924,141		Keurig Dr Pepper, Inc	33,352,249
644,557	*	Monster Beverage Corp	54,787,345
		TOTAL FOOD, BEVERAGE & TOBACCO	151,447,045

HEALTH CARE EQUIPMENT & SERVICES - 5.3%
425,675		Alcon, Inc	35,296,340
113,528	*	Align Technology, Inc	70,883,477
250,863		Cigna Corp	53,586,845
126,074	*	DexCom, Inc	78,570,578
295,041	*	Guardant Health, Inc	34,457,838
242,666	*	Intuitive Surgical, Inc	87,633,973
474,421	*	Oak Street Health, Inc	22,406,904
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	382,835,955

INSURANCE - 0.6%
681,318		American International Group, Inc	40,259,081
		TOTAL INSURANCE	40,259,081

MATERIALS - 0.5%
110,146		Linde plc	35,158,603
		TOTAL MATERIALS	35,158,603

MEDIA & ENTERTAINMENT - 14.9%
137,857	*	Alphabet, Inc (Class C)	408,802,526
903,013		Comcast Corp (Class A)	46,441,959
310,325		Electronic Arts, Inc	43,523,081
901,098	*	Facebook, Inc	291,568,280
320,319	*	IAC	48,807,006
496,091	*	Match Group, Inc	74,800,601
682,800		Tencent Holdings Ltd	41,534,582
854,714	*	Twitter, Inc	45,761,388
520,043	*	Vimeo, Inc	17,541,050
300,896	*	Walt Disney Co	50,872,487
		TOTAL MEDIA & ENTERTAINMENT	1,069,652,960

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.1%
440,412		AstraZeneca plc	55,096,116
2,004,509	*	Avantor, Inc	80,942,074
317,910	*	Horizon Therapeutics Plc	38,120,588
197,653	*	Illumina, Inc	82,037,854
496,361		Zoetis, Inc	107,313,248
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	363,509,880

RETAILING - 11.5%
197,656	*	Alibaba Group Holding Ltd (ADR)	32,601,381
163,759	*	Amazon.com, Inc	552,265,764
287,400	*	ASOS plc	9,757,455
414,312	*	CarMax, Inc	56,727,599
851,807	*	Coupang, Inc	25,349,776
2,204,251	*	ironSource Ltd	25,106,419
914,459	*	Just Eat Takeaway.com NV (ADR)	13,067,619
54,125		Kering	40,622,681
11

TIAA-CREF FUNDS – Large-Cap Growth Fund

SHARES		COMPANY	VALUE

1,052,918		TJX Companies, Inc	$68,955,600
		TOTAL RETAILING	824,454,294

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.0%
706,508		Applied Materials, Inc	96,544,318
213,515		Broadcom, Inc	113,519,520
914,578		Marvell Technology, Inc	62,648,593
594,730		NVIDIA Corp	152,054,619
246,621		QUALCOMM, Inc	32,810,458
426,439		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	48,486,114
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	506,063,622

SOFTWARE & SERVICES - 26.8%
19,934	*,g	Adyen NV	60,147,040
253,031	*	DocuSign, Inc	70,415,997
248,292		Intuit, Inc	155,428,309
806,610	*,e	ironSource Ltd	9,187,288
1,718,072		Microsoft Corp	569,747,037
716,565	*	PayPal Holdings, Inc	166,665,853
901,367	*	Qualtrics International, Inc	41,751,319
884,004	*	salesforce.com, Inc	264,927,159
163,129	*	ServiceNow, Inc	113,824,891
86,186	*	Square, Inc	21,934,337
137,992	*	Synopsys, Inc	45,976,175
161,727	*	Twilio, Inc	47,120,779
612,425	*	UiPath, Inc	30,774,356
1,327,648		Visa, Inc (Class A)	281,156,017
184,390	*	Zoom Video Communications, Inc	50,642,714
		TOTAL SOFTWARE & SERVICES	1,929,699,271

TECHNOLOGY HARDWARE & EQUIPMENT - 3.4%
1,629,925		Apple, Inc	244,162,765
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	244,162,765

TELECOMMUNICATION SERVICES - 0.5%
609,306	g	Cellnex Telecom SAU	37,472,124
		TOTAL TELECOMMUNICATION SERVICES	37,472,124

TRANSPORTATION - 2.4%
1,994,742	*	Uber Technologies, Inc	87,409,595
348,113		Union Pacific Corp	84,034,478
		TOTAL TRANSPORTATION	171,444,073

		TOTAL COMMON STOCKS	7,128,601,322
		(Cost $3,821,212,130)

PRINCIPAL	ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.8%

GOVERNMENT AGENCY DEBT - 0.3%
$7,950,000	Federal Home Loan Bank (FHLB)	0.000%	11/18/21	7,949,850
11,885,000	FHLB	0.000	11/26/21	11,884,670
	TOTAL GOVERNMENT AGENCY DEBT			19,834,520
12

TIAA-CREF FUNDS – Large-Cap Growth Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

TREASURY DEBT - 0.5%
$39,995,000		United States Treasury Bill	0.000%	11/02/21	$39,994,980
		TOTAL TREASURY DEBT			39,994,980

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.0%
2	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030		2
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			2

		TOTAL SHORT-TERM INVESTMENTS			59,829,502
		(Cost $59,829,562)
		TOTAL INVESTMENTS - 100.0%			7,188,430,824
		(Cost $3,881,041,692)
		OTHER ASSETS & LIABILITIES, NET - 0.0%			1,214,240
		NET ASSETS - 100.0%			$7,189,645,064

Abbreviation(s):
ADR American Depositary Receipt
PIPE Private Investments in Public Equity
SPACs Special Purpose Acquisition Companies

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $509,065.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/21, the aggregate value of these securities is $97,619,164 or 1.4% of net assets.

Unfunded commitment with a SPAC outstanding at October 31, 2021:

PIPE	Shares	Total commitment amount	Fair value amount	Unrealized Appreciation
J1 Holdings Inc.	3,133,698	$31,336,980	$36,288,223	$4,951,243

13

TIAA-CREF FUNDS – Large-Cap Value Fund

TIAA-CREF FUNDS
 LARGE-CAP VALUE FUND
 SCHEDULE OF INVESTMENTS
 October 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 0.7%
731,425	*	General Motors Co	$39,811,463
		TOTAL AUTOMOBILES & COMPONENTS	39,811,463

BANKS - 13.5%
3,821,439		Bank of America Corp	182,588,355
1,153,173		Citigroup, Inc	79,753,445
1,309,094		JPMorgan Chase & Co	222,401,980
348,339		PNC Financial Services Group, Inc	73,509,979
1,066,604		US Bancorp	64,390,883
2,375,691		Wells Fargo & Co	121,540,352
		TOTAL BANKS	744,184,994

CAPITAL GOODS - 11.8%
158,902		Allegion plc	20,387,127
170,822	*	Boeing Co	35,365,279
124,989		Caterpillar, Inc	25,499,006
164,152		Deere & Co	56,190,871
362,755		Dover Corp	61,334,615
374,053		Eaton Corp	61,628,972
450,695		Honeywell International, Inc	98,530,941
688,045		Masco Corp	45,101,350
212,694		Parker-Hannifin Corp	63,082,913
1,196,359		Raytheon Technologies Corp	106,308,461
159,950		Stanley Black & Decker, Inc	28,747,813
258,661		Trane Technologies plc	46,799,535
		TOTAL CAPITAL GOODS	648,976,883

CONSUMER DURABLES & APPAREL - 1.0%
11,585	*	NVR, Inc	56,706,258
		TOTAL CONSUMER DURABLES & APPAREL	56,706,258

CONSUMER SERVICES - 3.1%
13,668	*	Booking Holdings, Inc	33,087,221
498,256	*	Hilton Worldwide Holdings, Inc	71,723,951
264,891		McDonald’s Corp	65,043,985
		TOTAL CONSUMER SERVICES	169,855,157

DIVERSIFIED FINANCIALS - 6.3%
471,183		American Express Co	81,882,182
294,903	*	Berkshire Hathaway, Inc (Class B)	84,640,110
70,494		BlackRock, Inc	66,508,269
269,477		Goldman Sachs Group, Inc	111,388,318
		TOTAL DIVERSIFIED FINANCIALS	344,418,879
14

TIAA-CREF FUNDS – Large-Cap Value Fund

SHARES		COMPANY	VALUE

ENERGY - 5.0%
977,143		Chevron Corp	$111,873,102
1,139,341		ConocoPhillips	84,869,511
413,389		EOG Resources, Inc	38,221,947
511,157		Valero Energy Corp	39,527,771
		TOTAL ENERGY	274,492,331

FOOD & STAPLES RETAILING - 1.5%
561,709		Walmart, Inc	83,930,559
		TOTAL FOOD & STAPLES RETAILING	83,930,559

FOOD, BEVERAGE & TOBACCO - 0.8%
740,140		Mondelez International, Inc	44,956,104
		TOTAL FOOD, BEVERAGE & TOBACCO	44,956,104

HEALTH CARE EQUIPMENT & SERVICES - 9.9%
217,846		Anthem, Inc	94,791,330
337,169		Cigna Corp	72,022,670
220,962		HCA Healthcare, Inc	55,342,142
693,303		Medtronic plc	83,099,298
384,390		UnitedHealth Group, Inc	177,000,063
425,374		Zimmer Biomet Holdings, Inc	60,879,527
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	543,135,030

HOUSEHOLD & PERSONAL PRODUCTS - 0.9%
329,746		Procter & Gamble Co	47,150,381
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	47,150,381

INSURANCE - 5.3%
1,284,211		American International Group, Inc	75,884,028
482,278		Chubb Ltd	94,227,476
429,953		Marsh & McLennan Cos, Inc	71,716,160
459,420		Prudential Financial, Inc	50,559,171
		TOTAL INSURANCE	292,386,835

MATERIALS - 4.5%
339,087		Ball Corp	31,019,679
653,065		Crown Holdings, Inc	67,912,229
546,438		DuPont de Nemours, Inc	38,032,085
96,008		Linde plc	30,645,754
372,962		PPG Industries, Inc	59,886,508
147,583		Reliance Steel & Aluminum Co	21,570,731
		TOTAL MATERIALS	249,066,986

MEDIA & ENTERTAINMENT - 7.6%
40,428	*	Alphabet, Inc (Class C)	119,885,596
77,445	*	Charter Communications, Inc	52,266,856
2,625,187		Comcast Corp (Class A)	135,013,367
669,361	*	Walt Disney Co	113,168,864
		TOTAL MEDIA & ENTERTAINMENT	420,334,683

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.1%
1,151,318		Bristol-Myers Squibb Co	67,236,971
996,810		Johnson & Johnson	162,360,413
679,312		Merck & Co, Inc	59,813,421
1,090,190		Pfizer, Inc	47,684,911
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	337,095,716
15

TIAA-CREF FUNDS – Large-Cap Value Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 1.2%
441,248		Prologis, Inc	$63,963,310
		TOTAL REAL ESTATE	63,963,310

RETAILING - 1.1%
163,012		Home Depot, Inc	60,598,081
		TOTAL RETAILING	60,598,081

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.9%
329,641		Analog Devices, Inc	57,189,417
409,575		Applied Materials, Inc	55,968,424
619,119		Intel Corp	30,336,831
36,299		Lam Research Corp	20,457,027
716,215		Micron Technology, Inc	49,490,456
291,552		NXP Semiconductors NV	58,561,135
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	272,003,290

SOFTWARE & SERVICES - 4.4%
219,523		Accenture plc	78,762,657
548,253	*	Fiserv, Inc	53,997,438
287,966		Microsoft Corp	95,495,285
156,851		Oracle Corp	15,048,285
		TOTAL SOFTWARE & SERVICES	243,303,665

TECHNOLOGY HARDWARE & EQUIPMENT - 3.3%
1,691,950		Cisco Systems, Inc	94,698,442
582,825		TE Connectivity Ltd	85,092,450
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	179,790,892

TELECOMMUNICATION SERVICES - 1.1%
401,568	*	T-Mobile US, Inc	46,192,367
313,984		Verizon Communications, Inc	16,638,012
		TOTAL TELECOMMUNICATION SERVICES	62,830,379

TRANSPORTATION - 3.0%
1,200,003		CSX Corp	43,404,109
383,483		Union Pacific Corp	92,572,796
149,883		United Parcel Service, Inc (Class B)	31,995,524
		TOTAL TRANSPORTATION	167,972,429

UTILITIES - 2.6%
460,810		Ameren Corp	38,841,675
609,365		American Electric Power Co, Inc	51,619,309
1,515,016		Centerpoint Energy, Inc	39,451,017
163,362		NextEra Energy, Inc	13,939,679
		TOTAL UTILITIES	143,851,680

		TOTAL COMMON STOCKS	5,490,815,985
		(Cost $3,412,240,030)
16

TIAA-CREF FUNDS – Large-Cap Value Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 0.8%

GOVERNMENT AGENCY DEBT - 0.2%
$9,751,000		Federal Home Loan Bank (FHLB)	0.000%	11/05/21	$9,750,956
		TOTAL GOVERNMENT AGENCY DEBT			9,750,956

REPURCHASE AGREEMENT - 0.1%
6,065,000	r	Fixed Income Clearing Corp (FICC)	0.010	11/01/21	6,065,000
		TOTAL REPURCHASE AGREEMENT			6,065,000

TREASURY DEBT - 0.5%
14,066,000		United States Cash Management Bill	0.000	11/01/21	14,066,000
14,090,000		United States Treasury Bill	0.000	11/02/21	14,089,993
		TOTAL TREASURY DEBT			28,155,993

		TOTAL SHORT-TERM INVESTMENTS			43,971,949
		(Cost $43,971,956)
		TOTAL INVESTMENTS - 100.4%			5,534,787,934
		(Cost $3,456,211,986)
		OTHER ASSETS & LIABILITIES, NET - (0.4)%			(22,194,243)
		NET ASSETS - 100.0%			$5,512,593,691

*	Non-income producing
r	Agreement with Fixed Income Clearing Corporation, 0.010% dated 10/31/21 to be repurchased at $6,065,000 on 11/1/21, collateralized by U.S. Treasury Notes valued at $6,186,404.
17

TIAA-CREF FUNDS – Mid-Cap Growth Fund

TIAA-CREF FUNDS
MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.8%

AUTOMOBILES & COMPONENTS - 1.1%
130,146	*	Aptiv plc	$22,500,942
		TOTAL AUTOMOBILES & COMPONENTS	22,500,942

CAPITAL GOODS - 4.1%
60,686		Ametek, Inc	8,034,826
537,024		Carrier Global Corp	28,048,764
21,223	*	Generac Holdings, Inc	10,580,939
87,301	*	Liberty Media Acquisition Corp	907,057
431,069		Spirit Aerosystems Holdings, Inc (Class A)	17,798,839
27,842	*	TransDigm Group, Inc	17,368,397
		TOTAL CAPITAL GOODS	82,738,822

COMMERCIAL & PROFESSIONAL SERVICES - 7.6%
710,796	*	ACV Auctions, Inc	13,839,198
128,764	*	Cimpress plc	11,501,200
862,927	*	Clarivate Analytics plc	20,235,638
638,009	*	Driven Brands Holdings, Inc	20,716,152
426,500		Experian Group Ltd	19,555,536
1,200,263	*	First Advantage Corp	22,444,918
190,493	*	Stericycle, Inc	12,747,792
46,076		Verisk Analytics, Inc	9,688,401
159,714		Waste Connections, Inc	21,722,701
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	152,451,536

CONSUMER DURABLES & APPAREL - 6.2%
199,788	*	Capri Holdings Ltd	10,636,713
90,155		Garmin Ltd	12,946,258
390,632	*	Peloton Interactive, Inc	35,719,390
2,180,900		Prada S.p.A	13,746,334
406,543		Tempur Sealy International, Inc	18,078,967
1,188,186	*	Traeger, Inc	22,444,834
583,229	*	Under Armour, Inc (Class C)	11,011,364
		TOTAL CONSUMER DURABLES & APPAREL	124,583,860

CONSUMER SERVICES - 6.9%
12,613	*	Chipotle Mexican Grill, Inc (Class A)	22,438,905
196,442	*	Dutch Bros, Inc	14,976,738
505,823	*	Entain PLC	14,173,734
861,777	*	European Wax Center, Inc	27,473,451
77,638	*	Expedia Group, Inc	12,764,464
47,251	*	Flutter Entertainment plc	8,916,594
569,684	*	Mister Car Wash, Inc	10,448,005
190,796	*	Royal Caribbean Cruises Ltd	16,108,906
166,693	*	Shake Shack, Inc	11,530,155
		TOTAL CONSUMER SERVICES	138,830,952
18

TIAA-CREF FUNDS – Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

DIVERSIFIED FINANCIALS - 2.5%
137,736		Discover Financial Services	$15,608,244
266,632		Jefferies Financial Group, Inc	11,465,176
132,831		Tradeweb Markets, Inc	11,835,242
153,318		Voya Financial, Inc	10,696,997
		TOTAL DIVERSIFIED FINANCIALS	49,605,659

FOOD, BEVERAGE & TOBACCO - 2.7%
1,253,492		Davide Campari-Milano NV	17,804,792
308,305		Fevertree Drinks plc	9,573,615
124,326	*	Freshpet, Inc	19,383,667
97,130	*	Monster Beverage Corp	8,256,050
		TOTAL FOOD, BEVERAGE & TOBACCO	55,018,124

HEALTH CARE EQUIPMENT & SERVICES - 11.9%
53,418	*	Align Technology, Inc	33,352,597
81,394	*	DexCom, Inc	50,725,555
245,040	*	Figs, Inc	8,235,794
434,433	*,e	GoodRx Holdings, Inc	19,375,712
159,297	*	Guardant Health, Inc	18,604,297
86,991	*	Molina Healthcare, Inc	25,724,978
9,492	*	Nevro Corp	1,079,620
393,392	*	Oak Street Health, Inc	18,579,904
108,021	*	Veeva Systems, Inc	34,243,737
68,164		West Pharmaceutical Services, Inc	29,302,340
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	239,224,534

INSURANCE - 0.8%
162,511	*	Trupanion, Inc	16,641,126
		TOTAL INSURANCE	16,641,126

MATERIALS - 0.9%
568,589	*	Axalta Coating Systems Ltd	17,734,291
		TOTAL MATERIALS	17,734,291

MEDIA & ENTERTAINMENT - 7.0%
135,521	*,e	Bilibili, Inc (ADR)	9,933,689
130,844	*	IAC	19,936,700
302,345	*	Match Group, Inc	45,587,579
331,250		News Corp (Class A)	7,585,625
113,035	*	Take-Two Interactive Software, Inc	20,459,335
381,712	*	Twitter, Inc	20,436,861
499,022	*	Vimeo, Inc	16,832,012
		TOTAL MEDIA & ENTERTAINMENT	140,771,801

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.8%
730,542	*	Avantor, Inc	29,499,286
568,866	*	Elanco Animal Health, Inc	18,704,314
231,190	*	Horizon Therapeutics Plc	27,721,993
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	75,925,593

REAL ESTATE - 1.5%
199,082		Simon Property Group, Inc	29,181,439
		TOTAL REAL ESTATE	29,181,439
19

TIAA-CREF FUNDS – Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

RETAILING - 6.4%
457,279	*,g	Allegro.eu S.A.	$5,171,488
116,154	*	ASOS plc	3,943,519
59,808	*	Burlington Stores, Inc	16,524,352
155,111	*	CarMax, Inc	21,237,798
87,628	*	Dollar Tree, Inc	9,442,793
244,650	*,e	Farfetch Ltd	9,592,727
74,237	*	Five Below, Inc	14,646,960
699,737		Gap, Inc	15,877,033
584,584	*	ironSource Ltd	6,658,412
825,318	*,e	Just Eat Takeaway.com NV (ADR)	11,793,794
455,057	*	Petco Health & Wellness Co, Inc	11,253,560
500,000	*	THG Holdings Ltd	1,482,141
		TOTAL RETAILING	127,624,577

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.8%
131,220		Entegris, Inc	18,473,152
455,093		Marvell Technology, Inc	31,173,870
130,755		MKS Instruments, Inc	19,619,788
78,409		Monolithic Power Systems, Inc	41,200,793
128,274		NXP Semiconductors NV	25,765,116
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	136,232,719

SOFTWARE & SERVICES - 24.2%
8,190	*,g	Adyen NV	24,711,762
591,337	*	Anaplan, Inc	38,561,086
162,186		Aveva Group plc	7,897,794
202,880	*	Black Knight, Inc	14,223,917
358,020	*	Clear Secure, Inc	15,999,914
140,908	*	DocuSign, Inc	39,213,287
53,645	*	HubSpot, Inc	43,464,788
1,094,685	*,e	ironSource Ltd	12,468,462
595,169	*,e	Marqeta, Inc	18,212,171
56,243	*	Monday.com Ltd	20,912,835
54,733	*	MongoDB, Inc	28,531,766
206,161	*	nCino, Inc	14,979,658
38,211	*	Palo Alto Networks, Inc	19,452,838
105,952	*	Paylocity Holding Corp	32,330,193
377,495	*	Paymentus Holdings, Inc	9,663,872
465,295	*	Qualtrics International, Inc	21,552,464
2,681,295	*	Sabre Corp	27,831,842
310,674	*	SentinelOne, Inc	20,628,754
125,711	*	Synopsys, Inc	41,884,391
65,857	*	Twilio, Inc	19,188,096
260,123	*	UiPath, Inc	13,071,181
		TOTAL SOFTWARE & SERVICES	484,781,071

TECHNOLOGY HARDWARE & EQUIPMENT - 2.1%
15,678	*	Arista Networks, Inc	6,423,120
237,877		Cognex Corp	20,835,646
30,855	*	Teledyne Technologies, Inc	13,860,683
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	41,119,449
20

TIAA-CREF FUNDS – Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

TELECOMMUNICATION SERVICES - 0.5%
158,291	g	Cellnex Telecom SAU	$9,734,846
		TOTAL TELECOMMUNICATION SERVICES	9,734,846

TRANSPORTATION - 1.8%
372,199	*,e	Hertz Global Holdings, Inc	11,545,613
30,277		JB Hunt Transport Services, Inc	5,970,322
402,358	*	Lyft, Inc (Class A)	18,456,161
		TOTAL TRANSPORTATION	35,972,096

		TOTAL COMMON STOCKS	1,980,673,437
		(Cost $1,387,937,826)

RIGHTS / WARRANTS - 0.2%

UTILITIES - 0.2%
169,870		Hertz Global Holdings, Inc	2,918,366
		TOTAL UTILITIES	2,918,366

		TOTAL RIGHTS / WARRANTS	2,918,366
		(Cost $2,029,946)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 2.3%

GOVERNMENT AGENCY DEBT - 0.5%
$11,060,000		Tennessee Valley Authority (TVA)	0.000%	11/03/21	11,059,976
		TOTAL GOVERNMENT AGENCY DEBT			11,059,976

TREASURY DEBT - 0.6%
11,978,000		United States Treasury Bill	0.000	11/02/21	11,977,994
		TOTAL TREASURY DEBT			11,977,994

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.2%
23,760,711	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030		23,760,711
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			23,760,711

		TOTAL SHORT-TERM INVESTMENTS			46,798,681
		(Cost $46,798,685)
		TOTAL INVESTMENTS - 101.3%			2,030,390,484
		(Cost $1,436,766,457)
		OTHER ASSETS & LIABILITIES, NET - (1.3)%			(27,047,196)
		NET ASSETS - 100.0%			$2,003,343,288

		Abbreviation(s):
		ADR American Depositary Receipt
		PIPE Private Investments in Public Equity
		SPACs Special Purpose Acquisition Companies

	*	Non-income producing
	c	Investments made with cash collateral received from securities on loan.
21

TIAA-CREF FUNDS – Mid-Cap Growth Fund

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $60,166,125.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/21, the aggregate value of these securities is $39,618,096 or 2.0% of net assets.

Unfunded commitment with a SPAC outstanding at October 31, 2021:

PIPE	Shares	Total commitment amount	Fair value amount	Unrealized Appreciation
J1 Holdings Inc.	814,325	$8,142,350	$9,428,841	$1,286,491
22

TIAA-CREF FUNDS – Mid-Cap Value Fund

TIAA-CREF FUNDS

MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.4%

AUTOMOBILES & COMPONENTS - 4.4%
492,603	*	Adient plc	$20,502,137
208,427	*	Aptiv plc	36,034,944
1,411,485	*	Ford Motor Co	24,108,164
272,408	*	General Motors Co	14,827,167
		TOTAL AUTOMOBILES & COMPONENTS	95,472,412

BANKS - 8.0%
295,243		East West Bancorp, Inc	23,465,914
780,254		Fifth Third Bancorp	33,964,456
249,670		First Interstate Bancsystem, Inc	10,378,782
1,835,362		Huntington Bancshares, Inc	28,888,598
102,891		Signature Bank	30,642,997
19,163	*	SVB Financial Group	13,747,536
288,408		Western Alliance Bancorp	33,481,285
		TOTAL BANKS	174,569,568

CAPITAL GOODS - 13.1%
502,401		Carrier Global Corp	26,240,404
261,288		Crane Co	26,985,825
154,554		Eaton Corp	25,464,317
755,881		Howmet Aerospace, Inc	22,442,107
139,290		Hubbell, Inc	27,770,247
383,397		Johnson Controls International plc	28,129,838
174,590		Owens Corning, Inc	16,308,452
179,305		Stanley Black & Decker, Inc	32,226,488
72,846		Terex Corp	3,263,501
929,150		Vertiv Holdings Co	23,860,572
172,956	*	WESCO International, Inc	22,408,179
326,296		Westinghouse Air Brake Technologies Corp	29,604,836
		TOTAL CAPITAL GOODS	284,704,766

COMMERCIAL & PROFESSIONAL SERVICES - 2.0%
328,815		Republic Services, Inc	44,258,499
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	44,258,499

CONSUMER DURABLES & APPAREL - 2.0%
759,019		Newell Brands Inc	17,373,945
124,042		Whirlpool Corp	26,151,775
		TOTAL CONSUMER DURABLES & APPAREL	43,525,720

CONSUMER SERVICES - 2.1%
134,105		Wyndham Hotels & Resorts, Inc	11,327,849
274,120		Yum! Brands, Inc	34,248,553
		TOTAL CONSUMER SERVICES	45,576,402
23

TIAA-CREF FUNDS – Mid-Cap Value Fund

SHARES		COMPANY	VALUE

DIVERSIFIED FINANCIALS - 9.3%
1,751,010		AGNC Investment Corp	$27,876,079
688,241		Ally Financial, Inc	32,856,625
120,257		Ameriprise Financial, Inc	36,333,247
599,569		Equitable Holdings, Inc	20,085,562
146,755		LPL Financial Holdings, Inc	24,070,755
696,057		Synchrony Financial	32,331,848
420,008		Voya Financial, Inc	29,303,958
		TOTAL DIVERSIFIED FINANCIALS	202,858,074

ENERGY - 3.1%
197,956		Pioneer Natural Resources Co	37,013,813
391,179		Valero Energy Corp	30,249,872
		TOTAL ENERGY	67,263,685

FOOD & STAPLES RETAILING - 1.0%
482,180	*	Performance Food Group Co	21,809,001
		TOTAL FOOD & STAPLES RETAILING	21,809,001

FOOD, BEVERAGE & TOBACCO - 3.1%
158,523		Bunge Ltd	14,685,571
128,053		Hershey Co	22,454,093
381,367		Tyson Foods, Inc (Class A)	30,497,919
		TOTAL FOOD, BEVERAGE & TOBACCO	67,637,583

HEALTH CARE EQUIPMENT & SERVICES - 4.9%
422,261	*	Centene Corp	30,081,874
128,058		Cigna Corp	27,354,469
47,873	*	Consensus Cloud Solutions, Inc	3,031,797
426,162	*	Envista Holdings Corp	16,662,934
97,317	*	Molina Healthcare, Inc	28,778,583
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	105,909,657

INSURANCE - 3.3%
424,815	*	BRP Group, Inc	15,505,748
93,398		Everest Re Group Ltd	24,423,577
127,387		Willis Towers Watson plc	30,863,322
		TOTAL INSURANCE	70,792,647

MATERIALS - 7.3%
918,358	*	Axalta Coating Systems Ltd	28,643,586
364,482		CF Industries Holdings, Inc	20,702,578
303,457		DuPont de Nemours, Inc	21,120,607
268,441		International Flavors & Fragrances, Inc	39,581,626
343,316		Newmont Goldcorp Corp	18,539,064
234,911		Nutrien Ltd	16,422,628
254,884		Olin Corp	14,523,290
		TOTAL MATERIALS	159,533,379

MEDIA & ENTERTAINMENT - 0.3%
141,407	*	Twitter, Inc	7,570,931
		TOTAL MEDIA & ENTERTAINMENT	7,570,931
24

TIAA-CREF FUNDS – Mid-Cap Value Fund

SHARES		COMPANY	VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.6%
131,681	*	IQVIA Holdings, Inc	$34,424,047
133,212	*	Jazz Pharmaceuticals plc	17,722,525
137,686	*	United Therapeutics Corp	26,264,981
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	78,411,553

REAL ESTATE - 11.2%
43,549		Essex Property Trust, Inc	14,803,612
160,098		Extra Space Storage, Inc	31,598,542
444,406		Gaming and Leisure Properties, Inc	21,549,247
608,056		Invitation Homes, Inc	25,082,310
635,997		MGM Growth Properties LLC	25,045,562
417,093		Regency Centers Corp	29,367,518
469,234		Rexford Industrial Realty, Inc	31,532,525
71,050		SBA Communications Corp	24,535,696
132,188		Sun Communities, Inc	25,906,204
274,311		UDR, Inc	15,232,490
		TOTAL REAL ESTATE	244,653,706

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
31,643		Lam Research Corp	17,833,046
434,014		Marvell Technology, Inc	29,729,959
75,329		MKS Instruments, Inc	11,303,116
116,824	*	Wolfspeed Inc	14,031,731
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	72,897,852

SOFTWARE & SERVICES - 2.7%
178,158		Alliance Data Systems Corp	15,187,970
77,501	*	Synopsys, Inc	25,821,783
143,619	*	Ziff Davis Inc	18,422,009
		TOTAL SOFTWARE & SERVICES	59,431,762

TECHNOLOGY HARDWARE & EQUIPMENT - 3.3%
350,707	*	Ciena Corp	19,039,883
1,812,466		Hewlett Packard Enterprise Co	26,552,627
773,137		Vontier Corp	26,155,225
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	71,747,735

TRANSPORTATION - 2.0%
1,532,390	*	JetBlue Airways Corp	21,499,432
190,094		TFI International, Inc	21,068,118
		TOTAL TRANSPORTATION	42,567,550

UTILITIES - 9.4%
681,583		Alliant Energy Corp	38,557,150
308,761		American Electric Power Co, Inc	26,155,144
563,011		Brookfield Renewable Corp	23,314,286
835,624		Centerpoint Energy, Inc	21,759,649
437,429		Evergy, Inc	27,886,099
445,572		Exelon Corp	23,699,975
661,609		Xcel Energy, Inc	42,733,325
		TOTAL UTILITIES	204,105,628

		TOTAL COMMON STOCKS	2,165,298,110
		(Cost $1,691,196,760)
25

TIAA-CREF FUNDS – Mid-Cap Value Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 0.7%

GOVERNMENT AGENCY DEBT - 0.2%
$5,133,000		Federal Home Loan Bank (FHLB)	0.000%	11/17/21	$5,132,909
		TOTAL GOVERNMENT AGENCY DEBT			5,132,909

REPURCHASE AGREEMENT - 0.5%
10,940,000	r	Fixed Income Clearing Corp (FICC)	0.010	11/01/21	10,940,000
		TOTAL REPURCHASE AGREEMENT			10,940,000

		TOTAL SHORT-TERM INVESTMENTS			16,072,909
		(Cost $16,072,933)
		TOTAL INVESTMENTS - 100.1% (Cost $1,707,269,693)			2,181,371,019
		OTHER ASSETS & LIABILITIES, NET - (0.1)%			(2,137,273)
		NET ASSETS - 100.0%			$2,179,233,746

*	Non-income producing
r	Agreement with Fixed Income Clearing Corporation, 0.010% dated 10/31/21 to be repurchased at $10,940,000 on 11/1/21, collateralized by U.S. Treasury Notes valued at $11,158,855.

26

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

TIAA-CREF FUNDS
QUANT SMALL-CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 1.1%
75,600	*	Gentherm, Inc	$5,566,428
374,390	*	Goodyear Tire & Rubber Co	7,158,337
333,580	*	Modine Manufacturing Co	3,669,380
38,120		Patrick Industries, Inc	2,969,929
103,180	*	Stoneridge, Inc	1,958,356
368,410	*	Tenneco, Inc	4,888,801
99,490	*	XPEL, Inc	7,551,291
		TOTAL AUTOMOBILES & COMPONENTS	33,762,522

BANKS - 9.9%
54,380		Amalgamated Financial Corp	998,417
90,281		Bank of NT Butterfield & Son Ltd	3,241,088
136,144		Banner Corp	7,863,677
174,240		Cathay General Bancorp	7,351,186
155,730		Central Pacific Financial Corp	4,281,018
134,023		ConnectOne Bancorp, Inc	4,520,596
174,290		Customers Bancorp, Inc	9,287,914
369,000		CVB Financial Corp	7,387,380
291,170		Essent Group Ltd	13,976,160
59,680		Federal Agricultural Mortgage Corp Class C	7,525,051
120,167		First Financial Bancorp	2,857,571
154,250		First Merchants Corp	6,413,715
187,560		Flagstar Bancorp, Inc	8,850,956
139,044		Glacier Bancorp, Inc	7,687,743
170,776		Great Western Bancorp, Inc	5,814,923
127,050		Heartland Financial USA, Inc	6,367,746
193,920		Heritage Commerce Corp	2,325,101
326,197		Hilltop Holdings, Inc	11,560,422
92,563		HomeStreet, Inc	4,365,271
144,110		Horizon Bancorp	2,748,178
81,759		Independent Bank Corp	1,842,030
96,870		Independent Bank Group, Inc	7,002,732
598,346		Investors Bancorp, Inc	9,154,694
127,900		Lakeland Bancorp, Inc	2,299,642
235,170	*	Mr Cooper Group, Inc	10,309,853
184,130		National Bank Holdings Corp	7,985,718
368,235	*	NMI Holdings, Inc	8,940,746
265,630		OceanFirst Financial Corp	5,889,017
432,100		OFG Bancorp	11,191,390
285,560		Pacific Premier Bancorp, Inc	11,990,664
55,480		Peapack Gladstone Financial Corp	1,861,354
33,170		PennyMac Financial Services, Inc	2,058,530
161,220		Premier Financial Corp	5,139,694
53,055		QCR Holdings, Inc	2,925,453
676,730		Radian Group, Inc	16,153,545
27

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

91,930		Renasant Corp	$3,439,101
188,650		Simmons First National Corp (Class A)	5,638,748
173,990	*	The Bancorp, Inc	5,315,394
163,440		Towne Bank	5,151,629
158,070	*	Tristate Capital Holdings, Inc	4,750,004
543,342		United Community Banks, Inc	18,930,035
97,370		Walker & Dunlop, Inc	12,664,916
255,550		WesBanco, Inc	8,885,474
160,493		WSFS Financial Corp	8,315,142
		TOTAL BANKS	303,259,618

CAPITAL GOODS - 9.3%
107,720	*	AAR Corp	3,810,056
146,060		Altra Industrial Motion Corp	7,617,029
107,580		Applied Industrial Technologies, Inc	10,486,898
41,610		Astec Industries, Inc	2,221,142
154,943	*	Atkore International Group, Inc	14,646,762
86,200	*	Beacon Roofing Supply, Inc	4,557,394
302,872	*	Bloom Energy Corp	9,467,779
68,840		Boise Cascade Co	3,897,721
109,608	*	Builders FirstSource, Inc	6,386,858
113,220		Columbus McKinnon Corp	5,351,909
223,790		Comfort Systems USA, Inc	20,470,071
109,350	*	Construction Partners Inc	3,893,953
443,350	*	Cornerstone Building Brands, Inc	6,344,338
50,679		CSW Industrials, Inc	7,025,123
82,606		EMCOR Group, Inc	10,035,803
67,055		EnPro Industries, Inc	6,012,151
292,960		Federal Signal Corp	12,541,618
73,920		Franklin Electric Co, Inc	6,385,210
569,100		GrafTech International Ltd	6,089,370
183,720		Hillenbrand, Inc	8,351,911
368,200	*,e	Infrastructure and Energy Alternatives, Inc	4,075,974
72,860		McGrath RentCorp	5,256,120
25,360		Moog, Inc (Class A)	1,915,441
405,141	*	MRC Global, Inc	3,362,670
92,370		Mueller Industries, Inc	4,862,357
324,600	*	NOW, Inc	2,343,612
53,278	*	RBC Bearings, Inc	12,463,323
43,798		Regal-Beloit Corp	6,671,749
290,560	*	Resideo Technologies, Inc	7,165,210
166,270		Rush Enterprises, Inc (Class A)	8,659,342
36,860		Shyft Group, Inc	1,519,001
98,250		Simpson Manufacturing Co, Inc	10,423,343
32,840	*	SiteOne Landscape Supply, Inc	7,716,086
121,790	*	SPX Corp	7,074,781
238,100		Terex Corp	10,666,880
133,420	*	Titan Machinery, Inc	3,791,796
94,390		Triton International Ltd	5,870,114
483,210	*	WillScot Mobile Mini Holdings Corp	16,791,548
297,354		Zurn Water Solutions Corp	10,788,003
		TOTAL CAPITAL GOODS	287,010,446

COMMERCIAL & PROFESSIONAL SERVICES - 3.4%
148,710		Brady Corp (Class A)	7,746,304
68,100	*	CBIZ, Inc	2,499,951
28

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

127,912		Exponent, Inc	$14,684,297
72,600	*	Franklin Covey Co	3,067,350
165,730		HNI Corp	6,198,302
64,583		ICF International, Inc	6,489,946
373,020		KBR, Inc	15,830,969
92,460		Kforce, Inc	5,987,710
65,334		Mantech International Corp (Class A)	5,633,097
187,078	*	TriNet Group, Inc	18,941,647
391,840	*	Upwork, Inc	18,463,501
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	105,543,074

CONSUMER DURABLES & APPAREL - 2.6%
159,270	*	Callaway Golf Co	4,308,254
146,020	*	Crocs, Inc	23,574,929
8,830	*	Deckers Outdoor Corp	3,490,587
19,990		Johnson Outdoors, Inc	2,122,538
63,300	*	Malibu Boats, Inc	4,469,613
171,122	*	Skyline Champion Corp	10,835,445
420,980	*	Sonos, Inc	13,732,368
250,630		Steven Madden Ltd	11,303,413
56,110	*	Taylor Morrison Home Corp	1,713,038
117,170	*	Vista Outdoor, Inc	4,902,393
		TOTAL CONSUMER DURABLES & APPAREL	80,452,578

CONSUMER SERVICES - 4.4%
11,950	*	Biglari Holdings, Inc (B Shares)	1,986,449
335,450	*	Bloomin’ Brands, Inc	7,252,429
75,400	*	Bluegreen Vacations Holding Corp	1,930,994
95,340		Carriage Services, Inc	4,905,243
321,820		Carrols Restaurant Group, Inc	1,181,079
189,550	*	Cheesecake Factory	7,703,312
207,960	*	Dave & Buster’s Entertainment, Inc	7,721,555
145,270	*	Everi Holdings, Inc	3,486,480
52,120	*	Golden Entertainment, Inc	2,708,676
124,630	*	Hilton Grand Vacations, Inc	6,266,396
1,030,210	*	Houghton Mifflin Harcourt Co	14,618,680
473,230	*	International Game Technology plc	13,955,553
440,010		Laureate Education, Inc	7,620,973
1,067,640	*	LiveOne, Inc	2,444,896
233,010	*	Noodles & Co	2,831,072
61,720		Papa John’s International, Inc	7,658,218
160,030	*	Red Rock Resorts, Inc	8,707,232
118,300	*	Rush Street Interactive, Inc	2,381,379
281,350	*	Ruth’s Hospitality Group Inc	5,441,309
133,030	*	SeaWorld Entertainment, Inc	8,447,405
133,000	*	Stride, Inc	4,721,500
144,440		Texas Roadhouse, Inc (Class A)	12,827,716
		TOTAL CONSUMER SERVICES	136,798,546

DIVERSIFIED FINANCIALS - 3.3%
264,200		Artisan Partners Asset Management, Inc	13,088,468
1,653,950		BGC Partners, Inc (Class A)	8,881,711
234,090	*	Blucora, Inc	3,867,167
178,790		Brightsphere Investment Group, Inc	5,360,124
219,890		Cowen Group, Inc	8,296,450
46,800	*	Encore Capital Group, Inc	2,528,136
29

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

247,473	*	Enova International, Inc	$8,028,024
338,210		Federated Investors, Inc (Class B)	11,265,775
170,730	*	Green Dot Corp	7,232,123
31,790		Hamilton Lane, Inc	3,322,373
67,500		Piper Jaffray Cos	11,116,575
551,190		Redwood Trust, Inc	7,474,136
100,500		Sculptor Capital Management, Inc	2,663,250
85,394		Stifel Financial Corp	6,222,661
10,200		Virtus Investment Partners, Inc	3,264,000
		TOTAL DIVERSIFIED FINANCIALS	102,610,973

ENERGY - 5.3%
547,750	*	Antero Resources Corp	10,883,792
337,546		Berry Petroleum Co LLC	3,243,817
207,798		Brigham Minerals, Inc	4,816,758
91,350	*	California Resources Corp	4,213,976
813,300	*	Centennial Resource Development, Inc	5,855,760
544,010	*	ChampionX Corp	14,269,382
201,020		Chesapeake Energy Corp	12,813,015
147,520	*	Denbury, Inc	12,489,043
48,390	*	Green Plains Inc	1,836,401
580,966	*	NexTier Oilfield Solutions, Inc	2,591,108
38,780		Oasis Petroleum, Inc	4,676,868
523,286	*	Oceaneering International, Inc	7,116,690
549,420		Ovintiv, Inc	20,614,238
427,779	*	Par Pacific Holdings, Inc	6,613,463
657,296	*	PBF Energy, Inc	9,603,095
236,990		PDC Energy, Inc	12,396,947
711,820	*	ProPetro Holding Corp	6,826,354
94,670	*	Renewable Energy Group, Inc	6,058,880
2,296,519	*	Tellurian, Inc	9,002,354
782,600	*,e	Uranium Energy Corp	2,911,272
75,820	*	Whiting Petroleum Corp	4,938,157
		TOTAL ENERGY	163,771,370

FOOD & STAPLES RETAILING - 1.2%
156,928		Andersons, Inc	5,344,968
460,731	*,d	BJ’s Wholesale Club Holdings, Inc	26,925,119
77,890	*	Performance Food Group Co	3,522,965
		TOTAL FOOD & STAPLES RETAILING	35,793,052

FOOD, BEVERAGE & TOBACCO - 1.8%
79,282		Calavo Growers, Inc	3,187,136
105,150	*	Celsius Holdings, Inc	10,149,078
457,236	*	Hostess Brands, Inc	8,646,333
44,027		Lancaster Colony Corp	7,484,590
64,900		Sanderson Farms, Inc	12,295,305
253,049	*	Simply Good Foods Co	10,033,393
274,180	*	Vital Farms, Inc	4,502,036
		TOTAL FOOD, BEVERAGE & TOBACCO	56,297,871

HEALTH CARE EQUIPMENT & SERVICES - 7.4%
297,974	*	1Life Healthcare, Inc	6,454,117
251,490	*	Alphatec Holdings Inc	2,949,978
108,990	*	Angiodynamics, Inc	3,117,114
86,920	*	Apria, Inc	3,253,416
30

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

234,007	*	Avanos Medical, Inc	$7,380,581
402,750	*	Brookdale Senior Living, Inc	2,617,875
495,140	*	Community Health Systems, Inc	6,486,334
144,270	*	Cutera, Inc	6,203,610
216,190	*	Evolent Health, Inc	6,327,881
129,960	*	HealthEquity, Inc	8,600,753
130,714	*	HealthStream, Inc	3,478,300
27,900	*	Heska Corp	6,236,487
135,110	*	Inari Medical, Inc	12,230,157
304,679	*	Inovalon Holdings, Inc	12,427,856
81,510	*	Integer Holding Corp	7,337,530
102,197	*	Intersect ENT, Inc	2,756,253
372,357	*	Lantheus Holdings, Inc	8,709,430
116,735	*	Meridian Bioscience, Inc	2,195,785
65,780	*	Merit Medical Systems, Inc	4,424,363
40,370	*	Natus Medical, Inc	1,011,268
283,870	*	Neogen Corp	12,010,540
254,410	*	NextGen Healthcare, Inc	4,187,589
164,490	*	NuVasive, Inc	8,777,186
473,440	*	Option Care Health, Inc	12,939,115
455,020	*	Ortho Clinical Diagnostics Holdings plc	8,995,745
229,610		Owens & Minor, Inc	8,238,407
133,700		Patterson Cos, Inc	4,179,462
33,608	*	Pennant Group, Inc	859,357
86,790	*	Phreesia, Inc	6,122,167
543,720	*	R1 RCM, Inc	11,798,724
236,000	*	RadNet, Inc	7,337,240
291,700		Select Medical Holdings Corp	9,690,274
188,300	*	Tenet Healthcare Corp	13,493,578
201,840	*	Varex Imaging Corp	5,419,404
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	228,247,876

HOUSEHOLD & PERSONAL PRODUCTS - 1.1%
239,450	*	BellRing Brands, Inc	6,422,049
371,680	*	elf Beauty, Inc	12,008,981
43,530		Medifast, Inc	8,543,633
69,690	*	USANA Health Sciences, Inc	6,764,111
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	33,738,774

INSURANCE - 1.1%
186,770		American Equity Investment Life Holding Co	5,952,360
100,738		Amerisafe, Inc	5,972,756
127,600	*	eHealth, Inc	5,659,060
68,620		Heritage Insurance Holdings, Inc	448,775
379,754	*	SiriusPoint Ltd	3,569,687
142,230		Stewart Information Services Corp	10,122,509
211,596		Universal Insurance Holdings, Inc	3,125,273
		TOTAL INSURANCE	34,850,420

MATERIALS - 4.1%
148,050	*	AdvanSix, Inc	7,195,230
151,480		Avient Corp	8,161,742
72,820		Balchem Corp	11,148,014
103,900	*	Domtar Corp	5,671,901
673,900	*,†	Ferroglobe plc	0
182,600	*	Gatos Silver, Inc	2,209,460
31

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

90,620		Innospec, Inc	$8,211,078
109,600		Materion Corp	7,910,928
146,794		Myers Industries, Inc	3,021,021
87,104		Olympic Steel, Inc	2,349,195
130,390	*	Orion Engineered Carbons SA	2,451,332
134,660	*	Ranpak Holdings Corp	4,640,384
441,700	*	Rayonier Advanced Materials, Inc	3,171,406
185,085		Schnitzer Steel Industries, Inc (Class A)	9,957,573
108,410		Sensient Technologies Corp	10,363,996
86,060		Stepan Co	10,328,921
474,230	*	Summit Materials, Inc	16,906,300
168,700		Trinseo plc	9,457,322
144,660		United States Steel Corp	3,817,577
		TOTAL MATERIALS	126,973,380

MEDIA & ENTERTAINMENT - 3.3%
98,640	*,e	AMC Entertainment Holdings, Inc	3,488,897
367,319	*	Cargurus, Inc	12,319,879
401,190	*	Cars.com, Inc	5,223,494
579,530		Entravision Communications Corp (Class A)	4,618,854
196,010		EW Scripps Co (Class A)	3,645,786
126,270		Gray Television, Inc	2,959,769
401,300	*	iHeartMedia, Inc	7,777,194
180,710	*	Liberty Braves Group (Class C)	5,370,701
491,940	*	Lions Gate Entertainment Corp (Class A)	6,370,623
392,680	*	Magnite, Inc	10,614,140
244,700	*	QuinStreet, Inc	3,425,800
97,860	*	TechTarget, Inc	9,229,177
596,390		TEGNA, Inc	11,725,027
311,770	*	WideOpenWest, Inc	5,939,219
213,900	*	Yelp, Inc	8,262,957
		TOTAL MEDIA & ENTERTAINMENT	100,971,517

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 11.6%
846,786	*	Affimed NV	5,758,145
1,337,751	*	Agenus, Inc	5,136,964
373,820	*	Alkermes plc	11,323,008
395,230	*	Amneal Pharmaceuticals, Inc	2,169,813
146,260	*	Amphastar Pharmaceuticals, Inc	2,732,137
120,085	*	AnaptysBio, Inc	3,950,796
810,060	*	Antares Pharma, Inc	3,029,624
1,481,450	*,e	Arbutus Biopharma Corp	5,970,243
95,836	*	Arcus Biosciences, Inc	3,204,756
153,713	*	Arena Pharmaceuticals, Inc	8,821,589
25,912	*	Arrowhead Pharmaceuticals Inc	1,653,704
74,755	*	Arvinas, Inc	6,472,288
428,594	*	Atara Biotherapeutics, Inc	6,634,635
1,057,818	*	Atossa Therapeutics, Inc	2,718,592
244,710	*	Avid Bioservices, Inc	7,507,703
206,244	*	Berkeley Lights, Inc	4,795,173
760,830	*	BioCryst Pharmaceuticals, Inc	11,359,192
534,000	*	BioDelivery Sciences International, Inc	2,178,720
145,990	*	C4 Therapeutics, Inc	6,484,876
146,572	*	CareDx, Inc	7,475,172
97,727	*,e	Cassava Sciences, Inc	4,214,966
243,950	*	Catalyst Pharmaceuticals, Inc	1,439,305
32

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

333,090	*,e	ChromaDex Corp	$2,061,827
146,230	*	Codexis, Inc	5,084,417
446,610	*	Dynavax Technologies Corp	8,918,802
229,940	*	Editas Medicine, Inc	8,443,397
36,700	*	Enanta Pharmaceuticals, Inc	3,150,695
469,450	*,e	Evolus, Inc	3,671,099
36,180	*	Fate Therapeutics, Inc	1,946,484
1,061,556	*,e	Fluidigm Corp	5,467,013
208,700	*	Fulcrum Therapeutics, Inc	4,620,618
441,005	*,e	G1 Therapeutics, Inc	6,390,162
537,900	*	Gritstone Oncology, Inc	5,911,521
184,243	*,e	Harmony Biosciences Holdings, Inc	7,640,557
128,660	*	Immunovant, Inc	1,034,426
185,704	*	Intra-Cellular Therapies, Inc	7,998,271
393,901	*,e	Invitae Corp	10,438,376
743,742	*	Ironwood Pharmaceuticals, Inc	9,497,585
329,439	*	IVERIC bio, Inc	5,831,070
612,870	*,e	Karyopharm Therapeutics, Inc	3,346,270
153,250	*	Kura Oncology, Inc	2,516,365
28,900	*	Madrigal Pharmaceuticals, Inc	2,246,975
944,200	*,e	MannKind Corp	4,447,182
12,950	*	Medpace Holdings, Inc	2,933,823
304,492	*,e	MiMedx Group, Inc	2,085,770
1,213,630	*	Mustang Bio, Inc	2,718,531
265,690	*	Myriad Genetics, Inc	8,175,281
83,861	*	NanoString Technologies, Inc	4,050,486
50,044	*	Natera, Inc	5,733,541
229,720	*	NeoGenomics, Inc	10,567,120
22,140	*	Novavax, Inc	3,295,096
136,080	*	Olema Pharmaceuticals, Inc	3,674,160
906,360	*	Oncocyte Corp	2,972,861
538,900	*	Organogenesis Holdings Inc	5,917,122
287,350	*	Pacific Biosciences of California, Inc	7,609,028
104,204		Phibro Animal Health Corp	2,286,236
309,050	*	Precision BioSciences Inc	2,932,885
79,068	*	Quanterix Corp	4,001,631
98,700	*	RAPT Therapeutics, Inc	3,116,946
652,466	*	Sangamo Therapeutics Inc	5,298,024
1,349,390	*	Selecta Biosciences, Inc	4,844,310
394,195	*	Solid Biosciences, Inc	800,216
260,563	*	Supernus Pharmaceuticals, Inc	7,777,806
84,597	*	Sutro Biopharma, Inc	1,705,476
193,572	*	TG Therapeutics, Inc	6,043,318
170,286	*	Travere Therapeutics, Inc	4,905,940
147,955	*	Turning Point Therapeutics Inc	6,151,969
302,720	*	Vanda Pharmaceuticals, Inc	5,182,566
103,160	*	Veracyte, Inc	4,939,301
44,740	*	Vericel Corp	2,058,935
564,624	*,e	Viking Therapeutics, Inc	3,286,112
338,490	*	Zogenix, Inc	5,189,052
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	355,948,055

REAL ESTATE - 7.4%
256,520		Armada Hoffler Properties, Inc	3,516,889
517,970	*	Cushman & Wakefield plc	9,525,468
351,890	*	DigitalBridge Group, Inc	2,357,663
33

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

1,200,700		Diversified Healthcare Trust	$4,370,548
89,060		EastGroup Properties, Inc	17,614,287
349,570		Essential Properties Realty Trust, Inc	10,413,690
461,009		Global Net Lease, Inc	7,385,364
394,470		Healthcare Realty Trust, Inc	13,041,178
285,730		Independence Realty Trust, Inc	6,751,800
403,895		Kennedy-Wilson Holdings, Inc	9,035,131
355,142		Kite Realty Group Trust	7,209,393
637,450		Macerich Co	11,531,471
135,730	*	Marcus & Millichap, Inc	6,392,883
348,380		National Storage Affiliates Trust	21,759,815
613,018		Newmark Group, Inc	9,121,708
89,100		Office Properties Income Trust	2,282,742
130,213		Plymouth Industrial REIT, Inc	3,328,244
200,740		PotlatchDeltic Corp	10,492,680
320,380		Preferred Apartment Communities, Inc	4,039,992
116,578		PS Business Parks, Inc	20,715,911
508,070	*	Realogy Holdings Corp	8,799,773
96,910		RMR Group, Inc	3,371,499
733,870		Service Properties Trust	7,903,780
410,610		STAG Industrial, Inc	17,873,853
360,060		Tanger Factory Outlet Centers, Inc	6,049,008
408,190		Whitestone REIT	3,747,184
		TOTAL REAL ESTATE	228,631,954

RETAILING - 2.6%
127,690		Aaron’s Co, Inc	2,986,669
245,240	*	Abercrombie & Fitch Co (Class A)	9,696,790
239,580	*	Academy Sports & Outdoors, Inc	10,249,232
272,310	e	Big 5 Sporting Goods Corp	6,584,456
26,400		Dillard’s, Inc (Class A)	6,102,096
112,002	*,e	Groupon, Inc	2,376,682
243,690	*,e	GrowGeneration Corp	5,136,985
151,990		Guess?, Inc	3,147,713
641,940		Macy’s, Inc	16,992,152
86,440		Monro Muffler, Inc	5,338,534
158,050		Rent-A-Center, Inc	8,417,743
121,480	*	Sportsman’s Warehouse Holdings, Inc	2,096,745
		TOTAL RETAILING	79,125,797

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
379,700		Amkor Technology, Inc	8,323,024
55,631		Brooks Automation, Inc	6,478,230
77,500	*	Diodes, Inc	7,446,975
78,342	*	Formfactor, Inc	3,116,445
165,040	*	Ichor Holdings Ltd	7,215,549
299,857	*	Lattice Semiconductor Corp	20,822,070
48,050	*	MACOM Technology Solutions Holdings, Inc	3,354,851
216,800	*	MaxLinear, Inc	13,658,400
76,615	*	Rambus, Inc	1,782,831
137,210	*	Semtech Corp	11,666,966
35,930	*	Silicon Laboratories, Inc	6,782,147
206,750	*	Ultra Clean Holdings	10,248,597
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	100,896,085
34

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

SOFTWARE & SERVICES - 7.6%
112,670	*	Asana, Inc	$15,300,586
466,610	*	Box, Inc	12,052,536
207,630	*	Brightcove, Inc	2,059,690
154,150	*	ChannelAdvisor Corp	3,932,366
26,766	*	Commvault Systems, Inc	1,646,109
1,096,970	*	Conduent, Inc	7,404,547
256,460	*	Digital Turbine, Inc	22,070,948
93,780	*	ExlService Holdings, Inc	11,500,241
170,969	*	LiveRamp Holdings, Inc	9,148,551
178,790	*	Mimecast Ltd	13,487,918
176,340	*	Mitek Systems, Inc	3,320,482
583,060	*	MoneyGram International, Inc	3,480,868
143,630	*	Pagerduty, Inc	5,996,552
348,926	*,e	Paya Holdings, Inc	3,178,716
296,980	*	Ping Identity Holding Corp	8,413,443
199,895		Progress Software Corp	10,276,602
74,334	*	Rapid7, Inc	9,570,503
188,100	*,e	Riot Blockchain, Inc	5,120,082
125,240		Sapiens International Corp NV	4,374,633
119,990	*	Sprout Social, Inc	15,320,323
89,090	*	SPS Commerce, Inc	13,606,716
260,999	*	Tenable Holdings, Inc	13,898,197
736,796	*	Vonage Holdings Corp	11,877,152
81,610	*	Workiva, Inc	12,204,776
615,080	*	Zuora Inc	13,445,649
		TOTAL SOFTWARE & SERVICES	232,688,186

TECHNOLOGY HARDWARE & EQUIPMENT - 3.0%
56,080	*	Calix, Inc	3,510,047
519,740	*	Diebold, Inc	4,677,660
268,130	*	EchoStar Corp (Class A)	6,290,330
33,009	*	ePlus, Inc	3,649,805
794,940	*	Extreme Networks, Inc	7,814,260
127,740	*	II-VI, Inc	7,729,547
295,360	*	Knowles Corp	6,155,302
102,920	*	Netgear, Inc	2,967,184
100,403	*	OSI Systems, Inc	9,348,523
236,776	*	Ribbon Communications, Inc	1,295,165
385,981	*	Sanmina Corp	14,570,783
452,731	*	TTM Technologies, Inc	5,994,159
229,580	*	Turtle Beach Corp	6,602,721
462,170		Vishay Intertechnology, Inc	8,882,907
56,169	*	Vishay Precision Group, Inc	1,914,801
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	91,403,194

TELECOMMUNICATION SERVICES - 0.4%
2,552,440	*,e	Globalstar, Inc	4,211,526
252,996	*	Liberty Latin America Ltd (Class A)	3,041,012
432,535	*	Liberty Latin America Ltd (Class C)	5,203,396
		TOTAL TELECOMMUNICATION SERVICES	12,455,934

TRANSPORTATION - 1.9%
132,872		ArcBest Corp	11,938,549
79,530	*	Avis Budget Group, Inc	13,783,344
105,586		Forward Air Corp	10,617,728

35

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

SHARES		COMPANY			VALUE

160,439	*	Hub Group, Inc (Class A)			$12,605,692
371,830	*	Spirit Airlines, Inc			8,124,486
		TOTAL TRANSPORTATION			57,069,799

UTILITIES - 2.5%
74,518		Avista Corp			2,966,562
172,138		Black Hills Corp			11,426,520
104,800		Brookfield Infrastructure Corp			6,355,072
139,954		Clearway Energy, Inc (Class A)			4,617,082
99,580		Northwest Natural Holding Co			4,490,062
150,266		NorthWestern Corp			8,544,125
119,200		Otter Tail Corp			7,391,592
249,481		Portland General Electric Co			12,301,908
365,377	e	South Jersey Industries, Inc			8,315,981
95,207		Southwest Gas Holdings Inc			6,593,085
50,498		Spire, Inc			3,169,254
		TOTAL UTILITIES			76,171,243

		TOTAL COMMON STOCKS			3,064,472,264
		(Cost $2,244,118,432)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.8%

GOVERNMENT AGENCY DEBT - 0.5%
$5,000,000		Federal Home Loan Bank (FHLB)	0.000%	11/05/21	4,999,978
10,000,000		FHLB	0.000	11/29/21	9,999,689
		TOTAL GOVERNMENT AGENCY DEBT			14,999,667

REPURCHASE AGREEMENT - 0.0%
1,605,000	r	Fixed Income Clearing Corp (FICC)	0.010	11/01/21	1,605,000
		TOTAL REPURCHASE AGREEMENT			1,605,000

TREASURY DEBT - 0.4%
11,305,000		United States Treasury Bill	0.000	11/02/21	11,304,994
		TOTAL TREASURY DEBT			11,304,994

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.9%
26,343,171	c	State Street Navigator Securities Lending	0.030		26,343,171
		Government Money Market Portfolio
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			26,343,171

		TOTAL SHORT-TERM INVESTMENTS			54,252,832
		(Cost $54,252,907)
		TOTAL INVESTMENTS - 101.4%			3,118,725,096
		(Cost $2,298,371,339)
		OTHER ASSETS & LIABILITIES, NET - (1.4)%			(42,055,002)
		NET ASSETS - 100.0%			$3,076,670,094

Abbreviation(s):
REIT Real Estate Investment Trust
36

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $58,964,315.
r	Agreement with Fixed Income Clearing Corporation, 0.010% dated 10/31/21 to be repurchased at $1,605,000 on 11/1/21, collateralized by U.S. Treasury Notes valued at $1,637,209.

Futures contracts outstanding as of October 31, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
Russell 2000 E Mini Index	80	12/17/21	$ 8,903,963	$9,181,200	$277,237
37

TIAA-CREF FUNDS – Quant Small/Mid-Cap Equity Fund

TIAA-CREF FUNDS

QUANT SMALL/MID-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.9%

AUTOMOBILES & COMPONENTS - 0.4%
74,465	*	Stoneridge, Inc	$1,413,346
33,750		Thor Industries, Inc	3,441,150
		TOTAL AUTOMOBILES & COMPONENTS	4,854,496

BANKS - 6.9%
32,490	*	Axos Financial, Inc	1,721,970
67,889		Bank of NT Butterfield & Son Ltd	2,437,215
96,445		BankUnited	3,911,809
76,363		Berkshire Hills Bancorp, Inc	2,073,255
16,110		BOK Financial Corp	1,629,849
48,524	*	Cadence BanCorp	1,408,166
151,760		Capitol Federal Financial	1,840,849
62,001		Cathay General Bancorp	2,615,822
81,285		Central Pacific Financial Corp	2,234,525
56,360		CIT Group, Inc	2,791,511
45,960		Comerica, Inc	3,910,736
14,530		Community Bank System, Inc	1,041,365
51,383		ConnectOne Bancorp, Inc	1,733,149
51,088		Essent Group Ltd	2,452,224
344,012		First Bancorp	4,695,764
61,410		First Financial Bancorp	1,460,330
20,131		Flagstar Bancorp, Inc	949,982
55,785		Great Western Bancorp, Inc	1,899,479
22,800		Hancock Whitney Corp	1,128,144
38,209		Hilltop Holdings, Inc	1,354,127
69,350		International Bancshares Corp	2,940,440
119,255		MGIC Investment Corp	1,927,161
83,408		National Bank Holdings Corp	3,617,405
39,329	*	NMI Holdings, Inc	954,908
98,780		OFG Bancorp	2,558,402
112,330		Old National Bancorp	1,918,596
93,659		PacWest Bancorp	4,445,993
35,986		Popular, Inc	2,930,700
52,832		Prosperity Bancshares, Inc	3,978,778
55,382		Radian Group, Inc	1,321,968
127,430		Umpqua Holdings Corp	2,605,943
63,024		Washington Federal, Inc	2,228,529
33,480		Westamerica Bancorporation	1,866,845
50,985		WSFS Financial Corp	2,641,533
		TOTAL BANKS	79,227,472

CAPITAL GOODS - 12.9%
15,252		Advanced Drainage Systems, Inc	1,720,426
71,126	*	Aecom Technology Corp	4,862,885
15,940		AGCO Corp	1,948,027
38

TIAA-CREF FUNDS – Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

37,700		Allegion plc	$4,836,910
22,060		Applied Industrial Technologies, Inc	2,150,409
88,588	*	Atkore International Group, Inc	8,374,224
14,210	*	Axon Enterprise, Inc	2,557,232
24,699		AZZ, Inc	1,312,258
56,450	*	Beacon Roofing Supply, Inc	2,984,511
129,777	*	Bloom Energy Corp	4,056,829
68,927		Boise Cascade Co	3,902,647
111,066	*	Builders FirstSource, Inc	6,471,816
38,072		Comfort Systems USA, Inc	3,482,446
34,700		Donaldson Co, Inc	2,082,347
36,001		EMCOR Group, Inc	4,373,761
19,560		Encore Wire Corp	2,622,214
28,485		EnPro Industries, Inc	2,553,965
76,616	*	Evoqua Water Technologies Corp	3,204,847
59,505		Federal Signal Corp	2,547,409
117,370	*	Gates Industrial Corp plc	1,929,563
21,887	*	Gibraltar Industries, Inc	1,426,157
51,167		Graco, Inc	3,846,735
96,730		Howmet Aerospace, Inc	2,871,914
9,320		Huntington Ingalls	1,889,444
43,265		ITT, Inc	4,069,938
7,890		Moog, Inc (Class A)	595,932
235,183	*	MRC Global, Inc	1,952,019
33,750	*	MYR Group, Inc	3,447,562
17,400		Nordson Corp	4,423,254
171,680	*	NOW, Inc	1,239,530
15,920		Oshkosh Corp	1,703,440
73,372		Primoris Services Corp	1,977,375
36,969		Quanta Services, Inc	4,483,600
3,350	*	RBC Bearings, Inc	783,665
37,509		Regal-Beloit Corp	5,713,746
14,526		Simpson Manufacturing Co, Inc	1,541,063
22,430	*	SiteOne Landscape Supply, Inc	5,270,153
47,050	*	SPX Corp	2,733,134
30,800		Textron, Inc	2,274,580
52,450	*	Titan Machinery, Inc	1,490,629
26,440		Toro Co	2,524,227
90,701		UFP Industries, Inc	7,422,063
135,860	*	Univar Solutions Inc	3,475,299
38,112	*	Vectrus, Inc	1,845,764
126,070		Vertiv Holdings Co	3,237,478
11,590		Watsco, Inc	3,356,232
109,350	*	Welbilt, Inc	2,587,221
73,734		Zurn Water Solutions Corp	2,675,069
		TOTAL CAPITAL GOODS	148,831,949

COMMERCIAL & PROFESSIONAL SERVICES - 2.3%
57,809		Booz Allen Hamilton Holding Co	5,021,290
80,860	*	IAA, Inc	4,823,299
78,480		Kforce, Inc	5,082,365
29,240		Manpower, Inc	2,826,046
7,919		Mantech International Corp (Class A)	682,776
44,460	*	Stericycle, Inc	2,975,263
34,580	*	TriNet Group, Inc	3,501,225
31,940	*	Upwork, Inc	1,505,013
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	26,417,277
39

TIAA-CREF FUNDS – Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

CONSUMER DURABLES & APPAREL - 4.3%
27,000		Acushnet Holdings Corp	$1,375,380
9,010	*	Cavco Industries, Inc	2,165,824
33,607	*	Crocs, Inc	5,425,850
84,740	*,e	Nautilus, Inc	866,890
166,701		Newell Brands Inc	3,815,786
85,575		Pulte Homes, Inc	4,114,446
57,888	*	Skyline Champion Corp	3,665,468
113,660		Smith & Wesson Brands, Inc	2,443,690
54,890	*	Sonos, Inc	1,790,512
82,283		Steven Madden Ltd	3,710,963
25,600		Tapestry, Inc	997,888
128,090		Tempur Sealy International, Inc	5,696,162
137,670	*	Under Armour, Inc (Class A)	3,023,233
126,000	*	Under Armour, Inc (Class C)	2,378,880
27,460	*	Vista Outdoor, Inc	1,148,927
68,000		Wolverine World Wide, Inc	2,255,560
52,230	*	YETI Holdings, Inc	5,135,776
		TOTAL CONSUMER DURABLES & APPAREL	50,011,235

CONSUMER SERVICES - 3.3%
45,790	*	Bally’s Corp	2,097,640
72,750	*	Boyd Gaming Corp	4,639,995
30,500	*	Cheesecake Factory	1,239,520
40,962	*	frontdoor, Inc	1,527,063
131,750		H&R Block, Inc	3,039,473
217,830	*	Houghton Mifflin Harcourt Co	3,091,008
146,020	*	International Game Technology plc	4,306,130
40,360	*	Penn National Gaming, Inc	2,889,776
55,345	*	Perdoceo Education Corp	587,764
101,880	*	Red Rock Resorts, Inc	5,543,291
66,200	*	Rush Street Interactive, Inc	1,332,606
36,130		Texas Roadhouse, Inc (Class A)	3,208,705
136,930		Wendy’s	3,053,539
62,940	*	WW International Inc	1,092,638
		TOTAL CONSUMER SERVICES	37,649,148

DIVERSIFIED FINANCIALS - 5.1%
8,400		A-Mark Precious Metals, Inc	629,916
63,194		Brightsphere Investment Group, Inc	1,894,556
89,952	*	Cannae Holdings, Inc	3,067,363
83,620		Carlyle Group, Inc	4,695,263
31,010		CBOE Global Markets, Inc	4,091,459
24,998		Cohen & Steers, Inc	2,372,060
14,040		Factset Research Systems, Inc	6,232,216
103,690		Jefferies Financial Group, Inc	4,458,670
47,680		KKR Real Estate Finance Trust, Inc	1,035,133
158,380	*	LendingClub Corp	7,279,145
54,213		LPL Financial Holdings, Inc	8,892,016
11,016		Morningstar, Inc	3,489,318
64,633		OneMain Holdings, Inc	3,413,269
53,460		PROG Holdings, Inc	2,162,457
22,280		Starwood Property Trust, Inc	567,472
40

TIAA-CREF FUNDS – Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

45,260		StepStone Group, Inc	$2,126,315
10,500		Vanguard Small-Cap ETF	2,409,645
		TOTAL DIVERSIFIED FINANCIALS	58,816,273

ENERGY - 4.4%
201,150		APA Corp	5,272,142
113,388		Cabot Oil & Gas Corp	2,417,432
100,390		Devon Energy Corp	4,023,631
39,700		Diamondback Energy, Inc	4,255,443
183,450	*	Golar LNG Ltd	2,390,354
420,840		Marathon Oil Corp	6,868,109
5,800	*	Nabors Industries Ltd	594,500
376,509	*	NexTier Oilfield Solutions, Inc	1,679,230
175,520	*	Oceaneering International, Inc	2,387,072
143,140		Patterson-UTI Energy, Inc	1,225,278
89,900	*	PBF Energy, Inc	1,313,439
124,510		SFL Corp Ltd	984,874
276,070		SM Energy Co	9,474,722
113,970		Targa Resources Investments, Inc	6,230,740
352,600	*	Tellurian, Inc	1,382,192
		TOTAL ENERGY	50,499,158

FOOD & STAPLES RETAILING - 1.6%
48,270	*	BJ’s Wholesale Club Holdings, Inc	2,820,899
94,380	*	Performance Food Group Co	4,268,808
107,860	*	Rite Aid Corp	1,465,817
92,570		SpartanNash Co	2,142,070
87,144	*	United Natural Foods, Inc	3,781,178
124,400	*	US Foods Holding Corp	4,312,948
		TOTAL FOOD & STAPLES RETAILING	18,791,720

FOOD, BEVERAGE & TOBACCO - 1.4%
52,673		Bunge Ltd	4,879,627
135,673	*	Hostess Brands, Inc	2,565,576
60,480		Lamb Weston Holdings, Inc	3,414,096
55,430	*	Pilgrim’s Pride Corp	1,560,909
17,290		Sanderson Farms, Inc	3,275,590
		TOTAL FOOD, BEVERAGE & TOBACCO	15,695,798

HEALTH CARE EQUIPMENT & SERVICES - 5.3%
72,450	*	Accelerate Diagnostics, Inc	427,455
131,140	*	Alphatec Holdings Inc	1,538,272
18,170	*	Angiodynamics, Inc	519,662
235,260	*	Community Health Systems, Inc	3,081,906
97,530	*	Cross Country Healthcare, Inc	2,021,797
50,900		Encompass Health Corp	3,235,204
82,850	*	Envista Holdings Corp	3,239,435
120,340	*	Evolent Health, Inc	3,522,352
42,120	*	Globus Medical, Inc	3,250,401
28,591		Hill-Rom Holdings, Inc	4,428,746
12,210	*	Inari Medical, Inc	1,105,249
39,100	*	Inovalon Holdings, Inc	1,594,889
27,850	*	Molina Healthcare, Inc	8,235,802
31,310	*	Natus Medical, Inc	784,316
121,880	*	Option Care Health, Inc	3,330,980
118,430	*	Ortho Clinical Diagnostics Holdings plc	2,341,361
41

TIAA-CREF FUNDS – Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

38,998	*	Orthofix Medical Inc	$1,403,148
80,730		Owens & Minor, Inc	2,896,592
89,097		Patterson Cos, Inc	2,785,172
209,430	*,e	PAVmed, Inc	1,137,205
14,100	*	Penumbra, Inc	3,899,355
156,780	*	R1 RCM, Inc	3,402,126
4,140	*	Shockwave Medical Inc	884,718
27,370	*	Tenet Healthcare Corp	1,961,334
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	61,027,477

HOUSEHOLD & PERSONAL PRODUCTS - 1.0%
85,020	*	BellRing Brands, Inc	2,280,236
104,314	*	elf Beauty, Inc	3,370,385
19,834		Medifast, Inc	3,892,819
6,690		Spectrum Brands Holdings, Inc	627,188
134,470	*	Veru, Inc	1,098,620
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	11,269,248

INSURANCE - 2.0%
28,981		American Financial Group, Inc	3,942,575
31,440		Axis Capital Holdings Ltd	1,637,081
83,930		Brown & Brown, Inc	5,296,822
34,320		First American Financial Corp	2,510,165
21,007		Selective Insurance Group, Inc	1,646,318
59,420		W.R. Berkley Corp	4,729,832
2,739		White Mountains Insurance Group Ltd	2,889,618
		TOTAL INSURANCE	22,652,411

MATERIALS - 4.3%
28,292		Avery Dennison Corp	6,159,734
73,720	*	Axalta Coating Systems Ltd	2,299,327
85,026		CF Industries Holdings, Inc	4,829,477
87,695		Element Solutions, Inc	1,991,554
373,600		Hecla Mining Co	2,159,408
73,840		Huntsman Corp	2,405,707
14,489		Innospec, Inc	1,312,848
54,180		Louisiana-Pacific Corp	3,192,827
29,647		Materion Corp	2,139,921
22,740		Packaging Corp of America	3,123,794
36,790	*	Ranpak Holdings Corp	1,267,783
33,234		Reliance Steel & Aluminum Co	4,857,481
17,303		Scotts Miracle-Gro Co (Class A)	2,568,803
63,057		Silgan Holdings, Inc	2,534,891
115,384	*	Summit Materials, Inc	4,113,440
36,710		Valvoline, Inc	1,246,672
30,650		Westlake Chemical Corp	2,983,471
		TOTAL MATERIALS	49,187,138

MEDIA & ENTERTAINMENT - 2.0%
51,364	*	EverQuote Inc	708,309
95,770	*,e	fuboTV, Inc	2,854,904
134,890	*	iHeartMedia, Inc	2,614,168
45,064	*	Liberty Media Group (Class C)	2,514,571
241,700	*	Lions Gate Entertainment Corp (Class A)	3,130,015
112,465	*	Magnite, Inc	3,039,929
53,330	*	Meredith Corp	3,105,939
42

TIAA-CREF FUNDS – Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

149,890		News Corp (Class A)	$3,432,481
39,190	*	Yelp, Inc	1,513,910
		TOTAL MEDIA & ENTERTAINMENT	22,914,226

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.6%
13,260	*	Acceleron Pharma, Inc	2,309,627
18,978	*	Agios Pharmaceuticals, Inc	891,966
73,662	*	Alkermes plc	2,231,222
18,640	*	Allakos, Inc	1,874,811
188,677	*	Amicus Therapeutics, Inc	1,981,109
73,840	*	AnaptysBio, Inc	2,429,336
38,770	*	Arcutis Biotherapeutics, Inc	821,149
46,410	*	Arena Pharmaceuticals, Inc	2,663,470
23,200	*	Arvinas, Inc	2,008,656
180,300	*	Avantor, Inc	7,280,514
38,130	*	Avid Bioservices, Inc	1,169,828
30,420	*	Berkeley Lights, Inc	707,265
4,100		Bio-Techne Corp	2,146,965
45,266	*	Bluebird Bio, Inc	1,059,677
27,100	*	Blueprint Medicines Corp	3,048,479
39,100		Bruker BioSciences Corp	3,139,730
79,160	*	Cara Therapeutics, Inc	1,332,263
20,702	*	Charles River Laboratories International, Inc	9,288,573
82,660	*	Chimerix, Inc	433,138
108,540	*	Evolus, Inc	848,783
109,940	*	Exelixis, Inc	2,364,809
151,030	*	Heron Therapeutics, Inc	1,662,840
124,840	*	Innoviva, Inc	2,178,458
14,690	*	Intellia Therapeutics, Inc	1,953,476
38,310	*,e	Invitae Corp	1,015,215
187,350	*	Ironwood Pharmaceuticals, Inc	2,392,460
25,360	*	KalVista Pharmaceuticals Inc	455,973
152,180	*	Lexicon Pharmaceuticals, Inc	805,032
235,560	*,e	MannKind Corp	1,109,488
16,496	*	Natera, Inc	1,889,947
5,968	*	Novavax, Inc	888,217
33,670		PerkinElmer, Inc	5,955,886
33,800		Perrigo Co plc	1,526,070
39,338		Phibro Animal Health Corp	863,076
69,640	*	PPD, Inc	3,284,919
18,300	*	Prestige Consumer Healthcare, Inc.	1,097,817
50,910	*	Prothena Corp plc	2,817,869
47,500	*	QIAGEN NV	2,648,600
75,769	*	Radius Health, Inc	1,636,610
44,950	*	Sage Therapeutics, Inc	1,814,182
34,256	*	Sarepta Therapeutics, Inc	2,710,677
84,520	*	Supernus Pharmaceuticals, Inc	2,522,922
50,890	*	Syneos Health, Inc	4,750,073
20,865	*	United Therapeutics Corp	3,980,207
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	99,991,384

REAL ESTATE - 8.4%
139,260		Acadia Realty Trust	2,977,379
92,261		Alexander & Baldwin, Inc	2,263,162
43,970		American Campus Communities, Inc	2,362,069
100,350		American Homes 4 Rent	4,074,210
43

TIAA-CREF FUNDS – Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

81,310		Apartment Income REIT Corp	$4,359,029
47,700		CareTrust REIT, Inc	989,775
94,740		CubeSmart	5,211,647
413,330		Diversified Healthcare Trust	1,504,521
65,070		EPR Properties	3,267,165
66,906		Equity Lifestyle Properties, Inc	5,654,226
52,979		First Industrial Realty Trust, Inc	3,084,967
98,615		Gaming and Leisure Properties, Inc	4,781,841
23,588		Getty Realty Corp	757,647
113,730		JBG SMITH Properties	3,282,248
6,240	*	Jones Lang LaSalle, Inc	1,611,355
98,726		Kennedy-Wilson Holdings, Inc	2,208,501
75,094		Kimco Realty Corp	1,697,124
38,259		Life Storage, Inc	5,119,437
59,960	*	Mack-Cali Realty Corp	1,090,672
39,510	*	Marcus & Millichap, Inc	1,860,921
89,180		National Retail Properties, Inc	4,045,205
47,840		National Storage Affiliates Trust	2,988,086
38,423		NexPoint Residential Trust, Inc	2,721,117
214,130		Paramount Group, Inc	1,815,822
97,570	*	Park Hotels & Resorts, Inc	1,807,972
47,500		Piedmont Office Realty Trust, Inc	843,600
55,420		Regency Centers Corp	3,902,122
68,600		Rexford Industrial Realty, Inc	4,609,920
22,888		RMR Group, Inc	796,274
67,000		Spirit Realty Capital, Inc	3,278,310
85,585		STAG Industrial, Inc	3,725,515
69,490		STORE Capital Corp	2,385,592
25,560		Terreno Realty Corp	1,869,203
127,190		VICI Properties, Inc	3,733,027
		TOTAL REAL ESTATE	96,679,661

RETAILING - 5.2%
59,200		Aaron’s Co, Inc	1,384,688
76,000	*	Academy Sports & Outdoors, Inc	3,251,280
39,941	*	Autonation, Inc	4,837,654
92,110	*	Bed Bath & Beyond, Inc	1,293,225
67,420		Camping World Holdings, Inc	2,511,395
140,230	*	CarParts.com, Inc	2,135,703
262,800	*	Chico’s FAS, Inc	1,434,888
120,200	*	Container Store Group, Inc	1,329,412
162,100	*	Designer Brands, Inc	2,193,213
16,970	*	Five Below, Inc	3,348,181
25,290		Foot Locker, Inc	1,205,574
4,500	*	GameStop Corp (Class A)	825,795
10,050		Hibbett Sports, Inc	778,272
62,660		Kohl’s Corp	3,040,890
42,447	*	National Vision Holdings, Inc	2,616,433
71,540	*	ODP Corp	3,097,682
135,900	*	Petco Health & Wellness Co, Inc	3,360,807
13,190		Pool Corp	6,794,960
8,470	*	RH	5,587,066
42,225		Sonic Automotive, Inc (Class A)	2,087,182
29,410		Williams-Sonoma, Inc	5,462,319
45,312	*	Zumiez, Inc	1,844,198
		TOTAL RETAILING	60,420,817
44

TIAA-CREF FUNDS – Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
48,680	*	Alpha & Omega Semiconductor Ltd	$1,686,762
17,520	*	Ambarella, Inc	3,255,742
29,744		Amkor Technology, Inc	651,989
52,763		Brooks Automation, Inc	6,144,251
37,050	*	Cirrus Logic, Inc	2,994,011
7,705	*	Enphase Energy, Inc	1,784,709
66,457	*	Formfactor, Inc	2,643,659
39,770	*	Ichor Holdings Ltd	1,738,744
36,285	*	Impinj, Inc	2,529,790
69,086	*	Lattice Semiconductor Corp	4,797,332
49,690	*	Semtech Corp	4,225,141
58,590	*	Ultra Clean Holdings	2,904,306
10,826		Universal Display Corp	1,983,323
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	37,339,759

SOFTWARE & SERVICES - 10.1%
42,773		Amdocs Ltd	3,329,450
75,120	*	Anaplan, Inc	4,898,575
26,370	*	Asana, Inc	3,581,046
6,597	*	Avalara, Inc	1,185,085
56,608	*	Black Knight, Inc	3,968,787
24,631		Concentrix Corp	4,376,436
65,060	*	Domo, Inc	5,748,051
85,583	*	Dynatrace, Inc	6,418,725
27,585	*	Elastic NV	4,786,273
57,291		EVERTEC, Inc	2,590,126
9,600	*	ExlService Holdings, Inc	1,177,248
23,071	*	Five9, Inc	3,645,449
78,360		Genpact Ltd	3,867,066
12,470	*	Globant S.A.	3,980,299
34,100	*	Grid Dynamics Holdings, Inc	980,375
20,900	*	Manhattan Associates, Inc	3,794,186
54,990	*	Mimecast Ltd	4,148,446
62,620	*	MoneyGram International, Inc	373,841
88,890		NortonLifelock, Inc	2,262,250
93,330	*	Nuance Communications, Inc	5,137,817
132,215	*	Nutanix, Inc	4,536,297
130,450	*	Paya Holdings, Inc	1,188,400
19,839	*	Paylocity Holding Corp	6,053,672
23,961		Pegasystems, Inc	2,844,650
51,641		Progress Software Corp	2,654,864
65,110	*	Smartsheet, Inc	4,493,241
48,393	*	SPS Commerce, Inc	7,391,063
95,516	*	SVMK, Inc	2,189,227
72,280	*	Tenable Holdings, Inc	3,848,910
69,790	*	Teradata Corp	3,947,322
54,380	*	Veritone, Inc	1,626,506
136,210		Western Union Co	2,481,746
33,572	*	Zendesk, Inc	3,417,630
		TOTAL SOFTWARE & SERVICES	116,923,059

TECHNOLOGY HARDWARE & EQUIPMENT - 3.0%
161,450	*	Arlo Technologies, Inc	1,114,005
30,695	*	Arrow Electronics, Inc	3,552,946
45

TIAA-CREF FUNDS – Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

100,005		Avnet, Inc	$3,811,191
56,050		Cognex Corp	4,909,420
46,990	*	EchoStar Corp (Class A)	1,102,385
77,590	*	Extreme Networks, Inc	762,710
22,630	*	Insight Enterprises, Inc	2,143,061
50,416		Jabil Inc	3,022,943
85,353	*	Knowles Corp	1,778,757
92,471		National Instruments Corp	3,927,243
163,420	*	Pure Storage, Inc	4,389,461
37,932	*	Sanmina Corp	1,431,933
28,331		SYNNEX Corp	2,974,755
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	34,920,810

TELECOMMUNICATION SERVICES - 0.5%
42,070	*	Anterix, Inc	2,696,687
940,490	*,e	Globalstar, Inc	1,551,809
116,713	*	Liberty Latin America Ltd (Class A)	1,402,890
39,364	*	Liberty Latin America Ltd (Class C)	473,549
		TOTAL TELECOMMUNICATION SERVICES	6,124,935

TRANSPORTATION - 2.1%
49,602	*	Alaska Air Group, Inc	2,618,986
53,830		Costamare, Inc	721,860
28,641	*	Echo Global Logistics, Inc	1,381,355
16,526		Forward Air Corp	1,661,855
33,150		Genco Shipping & Trading Ltd	569,185
22,130	*	GXO Logistics, Inc	1,965,144
29,045	*	Hub Group, Inc (Class A)	2,282,066
90,990		Marten Transport Ltd	1,513,164
22,040		Ryder System, Inc	1,872,298
9,000	*	Saia, Inc	2,813,760
108,450		Schneider National, Inc	2,704,743
47,680	*	XPO Logistics, Inc	4,090,944
		TOTAL TRANSPORTATION	24,195,360

UTILITIES - 1.6%
84,704		Clearway Energy, Inc (Class A)	2,794,385
59,330		Essential Utilities Inc	2,792,663
115,876		MDU Resources Group, Inc	3,560,870
31,200		Northwest Natural Holding Co	1,406,808
134,910		OGE Energy Corp	4,596,384
27,750		ONE Gas, Inc	1,867,575
104,977		Vistra Energy Corp	2,056,499
		TOTAL UTILITIES	19,075,184

		TOTAL COMMON STOCKS	1,153,515,995
		(Cost $796,568,083)

PRINCIPAL	ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.7%

TREASURY DEBT - 0.3%
$3,744,000	United States Cash Management Bill	0.000%	11/01/21	3,744,000
	TOTAL TREASURY DEBT			3,744,000
46

TIAA-CREF FUNDS – Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	RATE	VALUE

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.4%
5,001,558	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030%	$5,001,558
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES		5,001,558

		TOTAL SHORT-TERM INVESTMENTS		8,745,558
		(Cost $8,745,558)
		TOTAL INVESTMENTS - 100.6%		1,162,261,553
		(Cost $805,313,641)
		OTHER ASSETS & LIABILITIES, NET - (0.6)%		(7,370,787)
		NET ASSETS - 100.0%		$1,154,890,766

Abbreviation(s):
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $10,044,668.
47

TIAA-CREF FUNDS – Social Choice Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.1%

AUTOMOBILES & COMPONENTS - 2.7%
202,179	*	American Axle & Manufacturing Holdings, Inc	$1,835,785
110,497	*	Aptiv plc	19,103,827
12,746		BorgWarner, Inc	574,462
164,072	*	Tesla, Inc	182,776,208
		TOTAL AUTOMOBILES & COMPONENTS	204,290,282

BANKS - 3.2%
1,694		Ameris Bancorp	88,749
26,689		Associated Banc-Corp	594,631
47,422		Bank OZK	2,118,341
3,518		Banner Corp	203,200
47,884		Berkshire Hills Bancorp, Inc	1,300,051
6,267		Brookline Bancorp, Inc	100,585
8,221		Bryn Mawr Bank Corp	380,961
1,259	*	Cadence BanCorp	36,545
3,985		Camden National Corp	189,686
525,266		Citigroup, Inc	36,327,397
471,252		Citizens Financial Group, Inc	22,327,920
440		Columbia Banking System, Inc	15,017
108,335		Comerica, Inc	9,218,225
353		Commerce Bancshares, Inc	24,890
1,572		Community Trust Bancorp, Inc	68,665
3,270		Cullen/Frost Bankers, Inc	423,465
46,110		Customers Bancorp, Inc	2,457,202
12,542		Federal Agricultural Mortgage Corp (Class C)	1,581,421
10,587		First Busey Corp	269,863
44,108		First Republic Bank	9,541,884
1,130		FNB Corp	13,164
540		Glacier Bancorp, Inc	29,857
52,448		Great Western Bancorp, Inc	1,785,854
1,279		Hancock Whitney Corp	63,285
8,920		Heartland Financial USA, Inc	447,070
3,902		Heritage Financial Corp	96,926
19,184		HomeStreet, Inc	904,717
285,811		Huntington Bancshares, Inc	4,498,665
218,676		Keycorp	5,088,591
24,031		Live Oak Bancshares, Inc	2,143,085
277,015		MGIC Investment Corp	4,476,562
15,374	*	Mr Cooper Group, Inc	673,996
26,162		National Bank Holdings Corp	1,134,646
310		NBT Bancorp, Inc	11,374
468,877		New York Community Bancorp, Inc	5,828,141
7,838		Old National Bancorp	133,873
166,628		People’s United Financial, Inc	2,856,004
53,702		Pinnacle Financial Partners, Inc	5,186,002
48

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

244,744		PNC Financial Services Group, Inc	$51,648,326
682,855		Regions Financial Corp	16,170,006
12,826		Stock Yards Bancorp, Inc	785,592
19,485	*	SVB Financial Group	13,978,539
1,879	*	Texas Capital Bancshares, Inc	113,867
10,055		TFS Financial Corp	195,670
17,614	*	The Bancorp, Inc	538,108
3,796		Trico Bancshares	166,379
31,975	*	Tristate Capital Holdings, Inc	960,849
513,618		Truist Financial Corp	32,599,334
350		Trustmark Corp	11,133
2,167		UMB Financial Corp	214,143
650		Umpqua Holdings Corp	13,292
3,046		United Bankshares, Inc	112,672
17,523		Univest Financial Corp	502,910
3,230		Webster Financial Corp	180,751
21,910		WesBanco, Inc	761,811
1,553		Westamerica Bancorporation	86,595
230		Wintrust Financial Corp	20,355
684		WSFS Financial Corp	35,438
55,123		Zions Bancorporation	3,472,198
		TOTAL BANKS	245,208,478

CAPITAL GOODS - 5.6%
213,347		3M Co	38,120,842
954		Acuity Brands, Inc	195,980
85,519	*	Axon Enterprise, Inc	15,389,999
46,198		Barnes Group, Inc	1,937,544
419	*	Beacon Roofing Supply, Inc	22,153
234,234	*	Bloom Energy Corp	7,322,155
17,565		Carlisle Cos, Inc	3,915,590
244,666		Carrier Global Corp	12,778,905
218,248		Caterpillar, Inc	44,524,774
35,835		Cummins, Inc	8,594,666
74,317		Curtiss-Wright Corp	9,488,795
140,701		Deere & Co	48,163,359
180,177		Eaton Corp	29,685,963
1,365		EMCOR Group, Inc	165,834
48,540		Emerson Electric Co	4,708,865
119,034		Fastenal Co	6,794,461
99,730		Fortive Corp	7,550,558
300		GATX Corp	28,455
245		Granite Construction, Inc	9,094
11,668		Herc Holdings, Inc	2,124,043
143,741	*	Hexcel Corp	8,155,864
1,801		IDEX Corp	400,849
160,575		Illinois Tool Works, Inc	36,590,225
317,614		Johnson Controls International plc	23,303,339
171,085		Masco Corp	11,214,622
98,990	*	Mercury Systems, Inc	5,101,945
23,535		Moog, Inc (Class A)	1,777,599
3,829	*	MYR Group, Inc	391,132
6,412		Owens Corning, Inc	598,945
59,731		PACCAR, Inc	5,353,092
45,133	*	PAE, Inc	447,719
47,521		Parker-Hannifin Corp	14,094,253
49

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

37,955		Rockwell Automation, Inc	$12,122,827
36,980		Roper Technologies Inc	18,041,433
3,916		Rush Enterprises, Inc (Class A)	203,945
9,292		Snap-On, Inc	1,888,413
22,713		Stanley Black & Decker, Inc	4,082,208
69,059		Trane Technologies plc	12,494,845
19,636	*	Trimas Corp	654,861
30,230	*	United Rentals, Inc	11,460,495
20,461	*	Vectrus, Inc	990,926
13,236		W.W. Grainger, Inc	6,129,724
1,174		Wabash National Corp	18,232
4,192	*	WESCO International, Inc	543,116
36,655		Woodward Inc	4,140,182
36,530		Xylem, Inc	4,770,453
		TOTAL CAPITAL GOODS	426,493,279

COMMERCIAL & PROFESSIONAL SERVICES - 1.8%
540		ABM Industries, Inc	23,765
9,872		ACCO Brands Corp	81,641
279,575		ADT, Inc	2,334,451
970	*	ASGN Inc	116,070
15,838		Cintas Corp	6,859,438
234,604	*	Copart, Inc	36,431,655
650		Covanta Holding Corp	13,117
11,966	*	FTI Consulting, Inc	1,722,147
4,282		Heidrick & Struggles International, Inc	200,740
188		Herman Miller, Inc	7,317
8,866	*	Huron Consulting Group, Inc	444,719
4,156		ICF International, Inc	417,636
291,584		IHS Markit Ltd	38,115,861
232,801	*	KAR Auction Services, Inc	3,415,191
39,570		Kelly Services, Inc (Class A)	713,447
5,758		Kimball International, Inc (Class B)	62,589
19,611		Resources Connection, Inc	341,428
52,605		Robert Half International, Inc	5,948,047
1,210		Steelcase, Inc (Class A)	14,399
120,100		TransUnion	13,846,329
2,825	*	TriNet Group, Inc	286,031
14,026		Verisk Analytics, Inc	2,949,247
34,600	*	Viad Corp	1,535,202
145,676		Waste Management, Inc	23,341,666
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	139,222,133

CONSUMER DURABLES & APPAREL - 1.6%
13,930	*	Callaway Golf Co	376,807
396		Columbia Sportswear Co	41,121
48,547		DR Horton, Inc	4,333,791
41,286		Ethan Allen Interiors, Inc	958,248
25,865		Garmin Ltd	3,714,214
26,976	*	GoPro, Inc	232,263
9,306	*	Green Brick Partners, Inc	242,421
258		Hasbro, Inc	24,706
23,776	*	iRobot Corp	1,983,394
39,735		Lennar Corp (Class A)	3,970,719
27,336	*	Lululemon Athletica, Inc	12,738,849
17,259	*	Mohawk Industries, Inc	3,058,467
50

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

5,483		Newell Brands Inc	$125,506
421,867		Nike, Inc (Class B)	70,574,130
2,134	*	NVR, Inc	10,445,503
1,614	*	PVH Corp	176,459
136,133	*	Sonos, Inc	4,440,658
57,495		VF Corp	4,190,236
		TOTAL CONSUMER DURABLES & APPAREL	121,627,492

CONSUMER SERVICES - 2.7%
26,652	*	American Public Education, Inc	666,033
21,012	*	Booking Holdings, Inc	50,865,429
33,683	*	Bright Horizons Family Solutions	5,591,378
27,978		Carriage Services, Inc	1,439,468
42,424		Darden Restaurants, Inc	6,114,995
79,641	*	Dave & Buster’s Entertainment, Inc	2,957,070
320	*	Dine Brands Global Inc.	27,043
24,042		Domino’s Pizza, Inc	11,755,817
36,071	*	El Pollo Loco Holdings, Inc	530,244
12,999	*	frontdoor, Inc	484,603
7,258		Graham Holdings Co	4,252,099
237,102	*	Hilton Worldwide Holdings, Inc	34,130,833
28,107	*	Planet Fitness, Inc	2,235,912
214,045	*	Royal Caribbean Cruises Ltd	18,071,819
3,259	*	Shake Shack, Inc	225,425
73,527	*	Six Flags Entertainment Corp	3,024,166
483,650		Starbucks Corp	51,300,756
87,949	*	Terminix Global Holdings, Inc	3,560,176
19,207		Vail Resorts, Inc	6,620,845
74,915		Wendy’s	1,670,605
23,431	*	WW International Inc	406,762
		TOTAL CONSUMER SERVICES	205,931,478

DIVERSIFIED FINANCIALS - 7.2%
178,603		Ally Financial, Inc	8,526,507
313,068		American Express Co	54,404,957
60,154		Ameriprise Financial, Inc	18,174,328
502,214		Bank of New York Mellon Corp	29,731,069
62,749		BlackRock, Inc	59,201,172
690,821		Charles Schwab Corp	56,668,047
127,359		CME Group, Inc	28,089,027
280		Cohen & Steers, Inc	26,569
318,912		Discover Financial Services	36,139,108
8,872		Factset Research Systems, Inc	3,938,192
93,919		Franklin Resources, Inc	2,957,509
9,333	*	Green Dot Corp	395,346
367,675		Intercontinental Exchange Group, Inc	50,908,280
36,329		Invesco Ltd	923,120
18,792		MarketAxess Holdings, Inc	7,679,727
78,034		Moody’s Corp	31,537,441
562,618		Morgan Stanley	57,825,878
22,879		Nasdaq Inc	4,801,616
14,006	*,†	NewStar Financial, Inc	3,382
119,931		Northern Trust Corp	14,756,310
5,668	*	PRA Group, Inc	243,044
2,432		PROG Holdings, Inc	98,374
120,608		S&P Global, Inc	57,187,489
51

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

123,600		State Street Corp	$12,180,780
65,344		T Rowe Price Group, Inc	14,171,807
25,591		Voya Financial, Inc	1,785,484
		TOTAL DIVERSIFIED FINANCIALS	552,354,563

ENERGY - 3.0%
365,578		Antero Midstream Corp	3,889,750
168,015		APA Corp	4,403,673
255,419		Baker Hughes Co	6,405,908
2,812	*	ChampionX Corp	73,759
131,742	*	Cheniere Energy, Inc	13,622,123
559,773		Chevron Corp	64,088,411
473,573		ConocoPhillips	35,276,453
2,207	*	Delek US Holdings, Inc	42,926
211,025	*	EQT Corp	4,201,508
49,038	*	Frank’s International NV	841,002
244,595	*	Helix Energy Solutions Group, Inc	924,569
96,629		Hess Corp	7,978,656
950,369		Kinder Morgan, Inc	15,918,681
681,982	*	Kosmos Energy Ltd	2,455,135
1,400,276		Marathon Oil Corp	22,852,504
702,032	*	NOV, Inc	9,842,489
12,097	*	Oceaneering International, Inc	164,519
19,522		ONEOK, Inc	1,241,990
496,614		Schlumberger Ltd	16,020,768
101,258	*	Select Energy Services, Inc	608,560
744,346	*	Southwestern Energy Co	3,632,408
201,345		Valero Energy Corp	15,570,009
		TOTAL ENERGY	230,055,801

FOOD & STAPLES RETAILING - 0.4%
191,931	*	BJ’s Wholesale Club Holdings, Inc	11,216,448
47,513	*	Performance Food Group Co	2,149,013
37,095		Pricesmart, Inc	2,668,985
59,184		SpartanNash Co	1,369,518
201,369	*	Sprouts Farmers Market, Inc	4,458,310
92,192	*	United Natural Foods, Inc	4,000,211
249,841	*	US Foods Holding Corp	8,661,987
		TOTAL FOOD & STAPLES RETAILING	34,524,472

FOOD, BEVERAGE & TOBACCO - 2.7%
70,442		Archer-Daniels-Midland Co	4,525,194
48,741	*,e	Beyond Meat, Inc	4,824,384
75,680		Campbell Soup Co	3,023,416
1,268,481		Coca-Cola Co	71,504,274
13,309	*	Darling International, Inc	1,124,877
52,427		Fresh Del Monte Produce, Inc	1,755,780
366,471		General Mills, Inc	22,647,908
3,800	*	Hain Celestial Group, Inc	170,506
206,505		Hormel Foods Corp	8,739,292
130,364		Kellogg Co	7,991,313
70,056		McCormick & Co, Inc	5,620,593
450,376		PepsiCo, Inc	72,780,762
6,553	*	TreeHouse Foods, Inc	236,825
		TOTAL FOOD, BEVERAGE & TOBACCO	204,945,124
52

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

HEALTH CARE EQUIPMENT & SERVICES - 7.7%
36,512	*	Abiomed, Inc	$12,123,444
40,357	*,e	Accelerate Diagnostics, Inc	238,106
42,465	*	Align Technology, Inc	26,513,872
255,113	*	Allscripts Healthcare Solutions, Inc	3,515,457
59,123	*	Angiodynamics, Inc	1,690,918
7,715	*	AtriCure, Inc	579,088
983	*	Axonics Modulation Technologies, Inc	72,103
18,940		Cardinal Health, Inc	905,521
408,000	*	Centene Corp	29,065,920
305,608		Cerner Corp	22,703,618
238,681	*	Cerus Corp	1,575,295
185,551		Cigna Corp	39,635,549
19,097	*	Computer Programs & Systems, Inc	689,402
34,556		Cooper Cos, Inc	14,407,087
86,367	*	Covetrus, Inc	1,743,750
213,421		Danaher Corp	66,538,265
174,825		Dentsply Sirona, Inc	10,001,738
47,832	*	DexCom, Inc	29,809,381
356,778	*	Edwards Lifesciences Corp	42,749,140
141,106	*	Envista Holdings Corp	5,517,245
12,520	*	Glaukos Corp	572,289
11,862	*	Globus Medical, Inc	915,390
10,134	*	Guardant Health, Inc	1,183,550
5,238	*	Haemonetics Corp	359,903
105,672		HCA Healthcare, Inc	26,466,609
55,315	*	Health Catalyst, Inc	2,911,782
22,037	*	Henry Schein, Inc	1,682,525
5,398	*	Heska Corp	1,206,615
92,217	*	Hologic, Inc	6,760,428
88,343		Humana, Inc	40,916,944
49,662	*	IDEXX Laboratories, Inc	33,081,845
7,998	*	Inogen, Inc	317,121
18,829	*	Integer Holding Corp	1,694,987
18,561	*	Intersect ENT, Inc	500,590
148,542	*	Intuitive Surgical, Inc	53,642,972
37,957	*	Laboratory Corp of America Holdings	10,894,418
25,670		LeMaitre Vascular, Inc	1,335,097
7,921	*	LivaNova plc	607,699
1,635	*	Magellan Health Services, Inc	155,047
12,655	*	Meridian Bioscience, Inc	238,041
57,619	*	Merit Medical Systems, Inc	3,875,454
94,024	*	NextGen Healthcare, Inc	1,547,635
36,544	*	Omnicell, Inc	6,510,314
51,150	*	OraSure Technologies, Inc	545,770
30,909	*	Orthofix Medical Inc	1,112,106
13,076	*	Penumbra, Inc	3,616,168
1,887		Premier, Inc	73,499
22,904		Quest Diagnostics, Inc	3,361,849
60,260	*	Quidel Corp	8,000,720
68,280		Resmed, Inc	17,951,495
41,276	*	Staar Surgical Co	4,889,555
27,192		STERIS plc	6,355,858
27,194	*	Tactile Systems Technology, Inc	937,921
14,310	*	Tandem Diabetes Care, Inc	1,950,882
86,043	*	Teladoc, Inc	12,871,172
53

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

14,585	*	Triple-S Management Corp (Class B)	$514,705
52,629	*	Vocera Communications, Inc	2,977,749
37,317		West Pharmaceutical Services, Inc	16,041,832
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	588,653,435

HOUSEHOLD & PERSONAL PRODUCTS - 2.3%
71,778		Clorox Co	11,700,532
260,833		Colgate-Palmolive Co	19,872,866
136,104		Estee Lauder Cos (Class A)	44,142,610
54,856		Kimberly-Clark Corp	7,103,303
644,955		Procter & Gamble Co	92,222,116
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	175,041,427

INSURANCE - 2.7%
275,241		Aflac, Inc	14,772,185
96,775		Allstate Corp	11,968,164
10,501		Arthur J. Gallagher & Co	1,760,703
198,853		Chubb Ltd	38,851,899
1,444	*	eHealth, Inc	64,041
909,210	*	Genworth Financial, Inc (Class A)	3,736,853
73,799		Lincoln National Corp	5,324,598
178,033		Loews Corp	9,982,310
237,157		Marsh & McLennan Cos, Inc	39,557,788
36,503		Metlife, Inc	2,292,388
245,742		Progressive Corp	23,316,001
268,139		Prudential Financial, Inc	29,508,697
128,444		Travelers Cos, Inc	20,664,071
12,115		Willis Towers Watson plc	2,935,222
		TOTAL INSURANCE	204,734,920

MATERIALS - 2.1%
15,724		Amcor plc	189,789
10,332		Aptargroup, Inc	1,247,899
242,787		Ball Corp	22,210,155
78,491	*	Century Aluminum Co	1,036,866
1,709		Compass Minerals International, Inc	112,110
378,897		DuPont de Nemours, Inc	26,371,231
194,299		Ecolab, Inc	43,177,124
945		H.B. Fuller Co	66,632
58,009		International Flavors & Fragrances, Inc	8,553,427
24,744	*	Koppers Holdings, Inc	868,267
15,280		Martin Marietta Materials, Inc	6,002,595
121,472		Mosaic Co	5,049,591
417,007		Newmont Goldcorp Corp	22,518,378
127,761		Nucor Corp	14,264,516
19,087		PPG Industries, Inc	3,064,799
2,337		Reliance Steel & Aluminum Co	341,576
4,126		Schnitzer Steel Industries, Inc (Class A)	221,979
145,000	*	Summit Materials, Inc	5,169,250
21,681		Trinseo plc	1,215,437
		TOTAL MATERIALS	161,681,621

MEDIA & ENTERTAINMENT - 5.9%
446,292		Activision Blizzard, Inc	34,895,571
2,875		Cable One, Inc	4,919,729
21,905	*	Cardlytics, Inc	1,723,047
54

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

183,270	*	Cinemark Holdings, Inc	$3,445,476
738,211		Comcast Corp (Class A)	37,966,192
284,699	*	Discovery, Inc (Class C)	6,422,809
155,882		Electronic Arts, Inc	21,862,450
155,166		Gray Television, Inc	3,637,091
103,389	*	iHeartMedia, Inc	2,003,679
84,829	*	Imax Corp	1,599,027
104,365		Interpublic Group of Cos, Inc	3,816,628
48,734		John Wiley & Sons, Inc (Class A)	2,639,921
19,147	*	Liberty Broadband Corp (Class A)	3,078,263
170,308	*	Liberty Broadband Corp (Class C)	27,666,535
223,677	*	Live Nation, Inc	22,624,929
102,510	*	Netflix, Inc	70,763,678
58,591		New York Times Co (Class A)	3,198,483
200,000		Nuveen ESG Large-Cap ETF	8,677,120
294,588		Omnicom Group, Inc	20,055,551
4,632	*	Roku, Inc	1,412,297
38,431		Scholastic Corp	1,390,818
79,157		Sinclair Broadcast Group, Inc (Class A)	2,068,372
2,058,500	e	Sirius XM Holdings, Inc	12,536,265
77,379	*	Take-Two Interactive Software, Inc	14,005,599
8,077		TEGNA, Inc	158,794
179,898	*	TripAdvisor, Inc	5,931,237
684,728	*	Twitter, Inc	36,660,337
499,288	*	Walt Disney Co	84,414,622
39,121		World Wrestling Entertainment, Inc (Class A)	2,389,902
1,539,472	*	Zynga, Inc	11,361,303
		TOTAL MEDIA & ENTERTAINMENT	453,325,725

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.2%
54,132	*	Acadia Pharmaceuticals, Inc	971,669
72,985	*	Aerie Pharmaceuticals, Inc	775,831
225,045		Agilent Technologies, Inc	35,442,337
46,854	*	Agios Pharmaceuticals, Inc	2,202,138
180,747		Amgen, Inc	37,409,207
19,093	*	AnaptysBio, Inc	628,160
198,633	*	Antares Pharma, Inc	742,887
68,699	*	Atara Biotherapeutics, Inc	1,063,461
7,618	*	Avrobio, Inc	42,813
2,503	*,e	Axsome Therapeutics, Inc	96,365
253,324	*	BioCryst Pharmaceuticals, Inc	3,782,127
59,313	*	Biogen, Inc	15,817,591
47,040	*	BioMarin Pharmaceutical, Inc	3,726,979
53,151	*	Bluebird Bio, Inc	1,244,265
724,679		Bristol-Myers Squibb Co	42,321,254
54,314	*	Collegium Pharmaceutical, Inc	1,066,184
273,818		Eli Lilly & Co	69,757,874
4,990	*,e	Esperion Thereapeutics, Inc	44,611
34,362	*	Flexion Therapeutics, Inc	317,848
369,794		Gilead Sciences, Inc	23,992,235
32,627	*	Halozyme Therapeutics, Inc	1,242,110
16,303	*	Illumina, Inc	6,766,723
32,728	*	Insmed, Inc	986,749
91,116	*	Intra-Cellular Therapies, Inc	3,924,366
64,325	*	IQVIA Holdings, Inc	16,815,841
27,862	*	Jazz Pharmaceuticals plc	3,706,760
55

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

67,163	*,e	Karyopharm Therapeutics, Inc	$366,710
32,897	*	MacroGenics, Inc	642,478
5,838	*	Mettler-Toledo International, Inc	8,645,377
2,895	*	Mirati Therapeutics, Inc	547,213
43,228	*	Novavax, Inc	6,433,623
365,030	*,e	Opko Health, Inc	1,383,464
42,303		Perrigo Co plc	1,909,980
66,120	*	Prothena Corp plc	3,659,742
98,240	*,e	Provention Bio, Inc	614,982
9,835	*	Regeneron Pharmaceuticals, Inc	6,293,810
14,849	*	Repligen Corp	4,313,635
74,418	*	Revance Therapeutics, Inc	1,023,248
5,837	*	Sage Therapeutics, Inc	235,581
87,463	*	Sangamo Therapeutics Inc	710,200
607,784	*,e	TherapeuticsMD, Inc	442,467
123,624		Thermo Fisher Scientific, Inc	78,262,646
28,275	*	Ultragenyx Pharmaceutical, Inc	2,372,838
138,897	*	Vertex Pharmaceuticals, Inc	25,686,222
18,425	*	Waters Corp	6,772,109
238,042	*,e	ZIOPHARM Oncology, Inc	357,063
235,522		Zoetis, Inc	50,919,856
14,602	*	Zogenix, Inc	223,849
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	476,705,478

REAL ESTATE - 3.4%
48,860		Alexandria Real Estate Equities, Inc	9,974,281
199,024		American Tower Corp	56,118,797
72,632		Boston Properties, Inc	8,253,901
54,010		Brixmor Property Group, Inc	1,265,994
27,618		CatchMark Timber Trust, Inc	236,410
84,154	*	CBRE Group, Inc	8,758,748
7,957		Coresite Realty	1,133,554
23,373		Cousins Properties, Inc	925,805
46,458		Crown Castle International Corp	8,376,377
31,197		CyrusOne, Inc	2,558,778
309,873	*	DiamondRock Hospitality Co	2,801,252
8,358		Douglas Emmett, Inc	273,140
19,598		Easterly Government Properties, Inc	412,146
36,148		Equinix, Inc	30,258,406
33,420		First Industrial Realty Trust, Inc	1,946,047
52,368		Franklin Street Properties Corp	235,656
204,267		Healthpeak Properties Inc	7,253,521
296,126	*	Host Hotels and Resorts, Inc	4,983,801
32,022	*	Howard Hughes Corp	2,790,077
24,076		Hudson Pacific Properties	619,957
27,253		iStar Inc	687,866
5,945	*	Jones Lang LaSalle, Inc	1,535,177
4,739		Kilroy Realty Corp	319,314
88,542		Kimco Realty Corp	2,001,049
243,312		Macerich Co	4,401,514
4,166		Paramount Group, Inc	35,328
412,858	*	Park Hotels & Resorts, Inc	7,650,259
540		Piedmont Office Realty Trust, Inc	9,590
349,941		Prologis, Inc	50,727,447
59,974	*	Realogy Holdings Corp	1,038,750
15,022		Regency Centers Corp	1,057,699
56

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

2,009		RMR Group, Inc	$69,893
50,222		SBA Communications Corp	17,343,163
63,246		Ventas, Inc	3,375,439
297		Washington REIT	7,529
177,561		Welltower, Inc	14,275,904
238,457		Weyerhaeuser Co	8,517,684
58,638	*	Xenia Hotels & Resorts, Inc	1,043,756
		TOTAL REAL ESTATE	263,274,009

RETAILING - 4.7%
42,656	*	1-800-FLOWERS.COM, Inc (Class A)	1,370,111
1,216		Aaron’s Co, Inc	28,442
15,656		Advance Auto Parts, Inc	3,530,741
250		Buckle, Inc	10,405
1,601	*	CarMax, Inc	219,209
110,482	*	Designer Brands, Inc	1,494,821
579,099		eBay, Inc	44,428,475
6,360	*	Five Below, Inc	1,254,828
20,838		Gap, Inc	472,814
24,775	*	Genesco, Inc	1,501,117
29,239		Hibbett Sports, Inc	2,264,268
272,140		Home Depot, Inc	101,165,324
25,413	*	Lands’ End, Inc	667,854
77,025	*	LKQ Corp	4,242,537
212,649		Lowe’s Companies, Inc	49,721,589
424,516		Macy’s, Inc	11,236,939
35,671	*	MarineMax, Inc	1,847,401
397		Pool Corp	204,519
147,288	*	Quotient Technology, Inc	948,535
139,297	*	RealReal, Inc	1,815,040
44,159		Ross Stores, Inc	4,998,799
5,448	*	Sally Beauty Holdings, Inc	83,136
32,132		Shoe Carnival, Inc	1,088,311
218,871		Target Corp	56,823,289
467,945		TJX Companies, Inc	30,645,718
15,754		Tractor Supply Co	3,421,296
122,787	*,e	Wayfair, Inc	30,586,242
860		Winmark Corp	200,225
18,394	*	Zumiez, Inc	748,636
		TOTAL RETAILING	357,020,621

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.6%
420,528		Applied Materials, Inc	57,465,151
22,180	*	Cirrus Logic, Inc	1,792,366
75,276	*	First Solar, Inc	9,002,257
1,336,388		Intel Corp	65,483,012
84,796		Lam Research Corp	47,788,482
536,773		NVIDIA Corp	137,236,753
735,078	*	ON Semiconductor Corp	35,335,199
18,585	*	Silicon Laboratories, Inc	3,508,105
332,726		Texas Instruments, Inc	62,379,470
13,239		Universal Display Corp	2,425,385
27,359	*	Wolfspeed Inc	3,286,089
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	425,702,269
57

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

SOFTWARE & SERVICES - 17.9%
209,368		Accenture plc	$75,119,145
134,763	*	Adobe, Inc	87,644,465
8,239	*	Anaplan, Inc	537,265
8,948	*	Ansys, Inc	3,396,482
21,767	*	Aspen Technology, Inc	3,410,671
140,471	*	Autodesk, Inc	44,614,994
191,669		Automatic Data Processing, Inc	43,027,774
147,482	*	Avaya Holdings Corp	2,746,115
50,952	*	Benefitfocus, Inc	558,434
11,196	*	Bill.Com Holdings, Inc	3,295,095
86,552	*	Blackline, Inc	10,980,852
133,543	*	Cadence Design Systems, Inc	23,117,629
51,744	*	ChannelAdvisor Corp	1,319,989
27,122		Concentrix Corp	4,819,037
55,469		CSG Systems International, Inc	2,776,223
113,572		Dolby Laboratories, Inc (Class A)	10,034,086
437,308	*	DXC Technology Co	14,243,122
38,717	*	Elastic NV	6,717,787
57,024	*	ExlService Holdings, Inc	6,992,853
107,101	*	Five9, Inc	16,923,029
182		InterDigital, Inc	12,185
379,118		International Business Machines Corp	47,427,662
102,861		Intuit, Inc	64,389,957
216,899	*	Limelight Networks, Inc	646,359
241,907		Mastercard, Inc (Class A)	81,164,637
1,330,370	d	Microsoft Corp	441,177,299
87,517	*	New Relic, Inc	7,102,880
123,295	*	Nutanix, Inc	4,230,251
104,832	*	Okta, Inc	25,912,374
5,290	*	OneSpan, Inc	108,022
27,817	*	Paylocity Holding Corp	8,488,079
325,979	*	PayPal Holdings, Inc	75,819,456
54,901	*	Perficient, Inc	6,785,764
21,141	*	Qualys, Inc	2,631,632
28,640	*	Rapid7, Inc	3,687,400
274,280	*	salesforce.com, Inc	82,198,973
86,132	*	ServiceNow, Inc	60,099,464
34,748	*	Smartsheet, Inc	2,397,959
61,226	*	SPS Commerce, Inc	9,351,047
110,299	*	SVMK, Inc	2,528,053
58,543	*	Teradata Corp	3,311,192
29,975		TTEC Holdings, Inc	2,829,340
134,149	*,e	VMware, Inc (Class A)	20,350,403
74,003	*	WEX, Inc	11,078,249
164,252	*	Workday, Inc	47,629,795
9,332	*	Workiva, Inc	1,395,601
		TOTAL SOFTWARE & SERVICES	1,375,029,080

TECHNOLOGY HARDWARE & EQUIPMENT - 4.3%
73,619		Avnet, Inc	2,805,620
41,067		Benchmark Electronics, Inc	957,272
131,980	*	Ciena Corp	7,165,194
1,324,347		Cisco Systems, Inc	74,123,702
190,295		Cognex Corp	16,667,939
34,326		CTS Corp	1,222,692
5,701	*	ePlus, Inc	630,360
58

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

50,687	*	Fabrinet	$4,865,952
1,520,006		Hewlett Packard Enterprise Co	22,268,088
1,221,596		HP, Inc	37,051,007
39,174	*	Insight Enterprises, Inc	3,709,778
3,493	*	Itron, Inc	271,651
154,293	*	Keysight Technologies, Inc	27,775,826
37,235	*	Kimball Electronics, Inc	1,070,506
126,755	*	Knowles Corp	2,641,574
14,814	*	Lumentum Holdings, Inc	1,223,340
6,814		Methode Electronics, Inc	286,665
3,474		Motorola Solutions, Inc	863,602
54,373		National Instruments Corp	2,309,221
3,344	*	Novanta, Inc	577,041
500	*	OSI Systems, Inc	46,555
55,453	*	Ribbon Communications, Inc	303,328
11,038	*	Rogers Corp	2,219,963
31,362		SYNNEX Corp	3,293,010
41,020	*	Teledyne Technologies, Inc	18,427,004
414,660	*	Trimble Inc	36,228,844
179,596	*	TTM Technologies, Inc	2,377,851
73,134		Vishay Intertechnology, Inc	1,405,635
18,688	*	Vishay Precision Group, Inc	637,074
276,797		Vontier Corp	9,364,042
304,889		Xerox Holdings Corp	5,427,024
76,295	*	Zebra Technologies Corp (Class A)	40,737,715
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	328,955,075

TELECOMMUNICATION SERVICES - 1.3%
167,393	*	Iridium Communications, Inc	6,787,786
247,927	*	T-Mobile US, Inc	28,519,043
1,261,731		Verizon Communications, Inc	66,859,126
		TOTAL TELECOMMUNICATION SERVICES	102,165,955

TRANSPORTATION - 2.0%
43,563		ArcBest Corp	3,914,135
26,629	*	Avis Budget Group, Inc	4,615,072
55,101		CH Robinson Worldwide, Inc	5,344,246
1,265,121		CSX Corp	45,759,427
787,884	*	Delta Air Lines, Inc	30,829,901
45,853	*	Echo Global Logistics, Inc	2,211,490
101,378		Expeditors International of Washington, Inc	12,495,852
5,175		Kansas City Southern	1,605,544
180		Landstar System, Inc	31,646
113,436		Norfolk Southern Corp	33,242,420
50,452		Old Dominion Freight Line	17,221,790
9		Ryder System, Inc	765
		TOTAL TRANSPORTATION	157,272,288

UTILITIES - 2.1%
276,600		American Electric Power Co, Inc	23,430,786
31,187		American Water Works Co, Inc	5,432,152
10,650		CMS Energy Corp	642,728
187,145		Consolidated Edison, Inc	14,110,733
187,480		Dominion Energy, Inc	14,235,356
19,802		DTE Energy Co	2,244,557
134,706		Eversource Energy	11,436,539
59

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY			VALUE

290	e	Ormat Technologies, Inc			$20,976
206,735		Public Service Enterprise Group, Inc			13,189,693
163,123		Sempra Energy			20,819,388
6,282	e	South Jersey Industries, Inc			142,978
499,130		Southern Co			31,105,782
18,122	*	Sunnova Energy International, Inc			807,516
30,558		UGI Corp			1,326,523
112,385		WEC Energy Group, Inc			10,121,393
180,121		Xcel Energy, Inc			11,634,015
		TOTAL UTILITIES			160,701,115

		TOTAL COMMON STOCKS			7,594,916,120
		(Cost $4,409,766,245)

RIGHTS / WARRANTS - 0.0%

MEDIA & ENTERTAINMENT - 0.0%
21,053	†	Media General, Inc			0
		TOTAL MEDIA & ENTERTAINMENT			0

		TOTAL RIGHTS / WARRANTS			0
		(Cost $0)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.9%

GOVERNMENT AGENCY DEBT - 0.0%
$2,494,000		Federal Home Loan Bank (FHLB)	0.000%	11/29/21	2,493,922
		TOTAL GOVERNMENT AGENCY DEBT			2,493,922

TREASURY DEBT - 0.7%
50,309,000		United States Treasury Bill	0.000	11/02/21	50,308,975
		TOTAL TREASURY DEBT			50,308,975

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.2%
14,071,115	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030		14,071,115
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			14,071,115

		TOTAL SHORT-TERM INVESTMENTS			66,874,012
		(Cost $66,874,019)
		TOTAL INVESTMENTS - 100.0%			7,661,790,132
		(Cost $4,476,640,264)
		OTHER ASSETS & LIABILITIES, NET - (0.0)%			(2,706,052)
		NET ASSETS - 100.0%			$7,659,084,080

Abbreviation(s):
ETF Exchange Traded Fund
REIT Real Estate Investment Trust
60

TIAA-CREF FUNDS – Social Choice Equity Fund

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $70,620,643.

Futures contracts outstanding as of October 31, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	244	12/17/21	$54,858,839	$56,083,400	$1,224,561
61

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

TIAA-CREF FUNDS
SOCIAL CHOICE LOW CARBON EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.8%

AUTOMOBILES & COMPONENTS - 3.0%
20,686	*	American Axle & Manufacturing Holdings, Inc	$187,829
35,767	*	Aptiv plc	6,183,757
23,226	*,e	Lordstown Motors Corp	120,078
11,866	*	Modine Manufacturing Co	130,526
22,589	*	Tesla, Inc	25,164,146
		TOTAL AUTOMOBILES & COMPONENTS	31,786,336

BANKS - 3.6%
1,105		Amalgamated Financial Corp	20,288
3,289	*	Amerant Bancorp Inc	87,323
5,989		Berkshire Hills Bancorp, Inc	162,601
3,941		Brookline Bancorp, Inc	63,253
3,200		Bryn Mawr Bank Corp	148,288
339		Camden National Corp	16,136
1,460		CBTX, Inc	39,712
117,651		Citigroup, Inc	8,136,743
49,591		Citizens Financial Group, Inc	2,349,622
3,253		Comerica, Inc	276,798
2,370		Customers Bancorp, Inc	126,297
2,710		Dime Community Bancshares, Inc	96,693
129		Federal Agricultural Mortgage Corp (Class C)	16,266
119		First Commonwealth Financial Corp	1,821
5,530		First Republic Bank	1,196,305
4,571		Great Western Bancorp, Inc	155,643
414		HomeStreet, Inc	19,524
16,834		Huntington Bancshares, Inc	264,967
33,252		Keycorp	773,774
262		Live Oak Bancshares, Inc	23,365
48,945		MGIC Investment Corp	790,951
1,482		National Bank Holdings Corp	64,274
22,902		New York Community Bancorp, Inc	284,672
33,398		PNC Financial Services Group, Inc	7,047,980
1,527		Premier Financial Corp	48,681
2,454		QCR Holdings, Inc	135,314
65,064		Regions Financial Corp	1,540,715
8,130	*	SVB Financial Group	5,832,462
6,131	*	Texas Capital Bancshares, Inc	371,539
6,108	*	Tristate Capital Holdings, Inc	183,545
110,217		Truist Financial Corp	6,995,473
1,445		Univest Financial Corp	41,471
3,256		WesBanco, Inc	113,211
5,184		Zions Bancorporation	326,540
		TOTAL BANKS	37,752,247
62

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

CAPITAL GOODS - 6.3%
39,841		3M Co	$7,118,790
9,282	*	Axon Enterprise, Inc	1,670,389
16,323	*	Bloom Energy Corp	510,257
430		Carlisle Cos, Inc	95,856
63,860		Carrier Global Corp	3,335,408
37,544		Caterpillar, Inc	7,659,351
7,126		Curtiss-Wright Corp	909,848
21,139		Deere & Co	7,236,091
31,566		Eaton Corp	5,200,814
271		EMCOR Group, Inc	32,924
52,514		Emerson Electric Co	5,094,383
28,654		Fastenal Co	1,635,570
18,048		Fortive Corp	1,366,414
3,575	*	Generac Holdings, Inc	1,782,352
3,873		Granite Construction, Inc	143,766
13,285	*	Hexcel Corp	753,791
21,477		Illinois Tool Works, Inc	4,893,964
32,510		Johnson Controls International plc	2,385,259
10,631		Maxar Technologies, Inc	282,253
10,481	*	Mercury Systems, Inc	540,191
1,616		Moog, Inc (Class A)	122,056
3,920		Owens Corning, Inc	366,167
7,907		PACCAR, Inc	708,625
11,916	*	PAE, Inc	118,207
7,728		Parker-Hannifin Corp	2,292,048
5,962		Quanta Services, Inc	723,071
4,893	*	Raven Industries, Inc	282,913
6,567		Rockwell Automation, Inc	2,097,500
2,252		Roper Technologies Inc	1,098,683
20,252		Stanley Black & Decker, Inc	3,639,892
2,387		Trane Technologies plc	431,880
1,593	*	United Rentals, Inc	603,922
2,509	*	Vectrus, Inc	121,511
537		W.W. Grainger, Inc	248,690
143	*	WESCO International, Inc	18,527
3,439		Woodward Inc	388,435
1,778		Xylem, Inc	232,189
		TOTAL CAPITAL GOODS	66,141,987

COMMERCIAL & PROFESSIONAL SERVICES - 1.9%
6,190		ACCO Brands Corp	51,191
30,235		ADT, Inc	252,462
13,155		Cintas Corp	5,697,430
38,634	*	Copart, Inc	5,999,474
1,243		Heidrick & Struggles International, Inc	58,272
1,324		Herman Miller, Inc	51,530
278		ICF International, Inc	27,936
49,259		IHS Markit Ltd	6,439,136
162		Insperity, Inc	20,250
4,819		Interface, Inc	69,201
2,761	*	KAR Auction Services, Inc	40,504
5,463		Kelly Services, Inc (Class A)	98,498
7		Kforce, Inc	453
2,978		Kimball International, Inc (Class B)	32,371
2,521		Resources Connection, Inc	43,891
1,902	*	SP Plus Corp	61,340
63

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

5,558		TransUnion	$640,782
1,943	*	TrueBlue, Inc	54,113
393		Verisk Analytics, Inc	82,636
2,446	*	Viad Corp	108,529
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	19,829,999

CONSUMER DURABLES & APPAREL - 2.0%
5,721		DR Horton, Inc	510,714
5,345		Ethan Allen Interiors, Inc	124,058
702		Garmin Ltd	100,807
5		Hasbro, Inc	479
1,724	*	iRobot Corp	143,816
15,455		Lennar Corp (Class A)	1,544,418
2,929	*	Lovesac Co	228,491
14,297	*	Lululemon Athletica, Inc	6,662,545
59,255		Nike, Inc (Class B)	9,912,769
74	*	NVR, Inc	362,215
9,623	*	Sonos, Inc	313,902
10,943	*	Tupperware Brands Corp	243,372
7,020		VF Corp	511,618
		TOTAL CONSUMER DURABLES & APPAREL	20,659,204

CONSUMER SERVICES - 2.9%
3,927	*	American Public Education, Inc	98,136
3,074	*	Booking Holdings, Inc	7,441,477
3,091	*	Bright Horizons Family Solutions	513,106
1,115		Carriage Services, Inc	57,367
8,720		Darden Restaurants, Inc	1,256,901
5,630	*	Dave & Buster’s Entertainment, Inc	209,042
2,879		Domino’s Pizza, Inc	1,407,744
1,397	*	El Pollo Loco Holdings, Inc	20,536
128	*	frontdoor, Inc	4,772
333		Graham Holdings Co	195,088
40,445	*	Hilton Worldwide Holdings, Inc	5,822,058
52,740	*	Royal Caribbean Cruises Ltd	4,452,838
4,968	*	Six Flags Entertainment Corp	204,334
71,126		Starbucks Corp	7,544,335
8,519	*	Terminix Global Holdings, Inc	344,849
2,511		Vail Resorts, Inc	865,567
191	*	WW International Inc	3,316
		TOTAL CONSUMER SERVICES	30,441,466

DIVERSIFIED FINANCIALS - 6.2%
6,499		Ally Financial, Inc	310,262
42,018		American Express Co	7,301,888
51,231		Bank of New York Mellon Corp	3,032,875
8,834		BlackRock, Inc	8,334,526
95,440		Charles Schwab Corp	7,828,943
19,549		CME Group, Inc	4,311,532
335		Diamond Hill Investment Group, Inc	72,648
28,027		Discover Financial Services	3,176,020
2,047	*	Donnelley Financial Solutions, Inc	78,441
5,328	*	Encore Capital Group, Inc	287,819
51,353		Intercontinental Exchange Group, Inc	7,110,336
14,643		Moody’s Corp	5,917,968
81,161		Morgan Stanley	8,341,728
64

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

544	*,†	NewStar Financial, Inc	$131
16,643		S&P Global, Inc	7,891,445
19,202		State Street Corp	1,892,357
1,079		T Rowe Price Group, Inc	234,014
		TOTAL DIVERSIFIED FINANCIALS	66,122,933

ENERGY - 2.2%
26,923		Archrock, Inc	220,499
179,333		Baker Hughes Co	4,497,672
13,271		Cactus, Inc	577,289
19,417	*	California Resources Corp	895,706
49,320	*	ChampionX Corp	1,293,664
53,158	*	Cheniere Energy, Inc	5,496,537
36,454	*	Clean Energy Fuels Corp	336,106
15,964	*	Delek US Holdings, Inc	310,500
4,198	*	DMC Global, Inc	175,393
8,392	*	Dril-Quip, Inc	197,716
10,242		DT Midstream, Inc	491,206
6,176	*	Frank’s International NV	105,918
28,172	*	Helix Energy Solutions Group, Inc	106,490
22,097	*	Liberty Oilfield Services, Inc	285,493
94,757	*	NOV, Inc	1,328,493
4,693		Oasis Petroleum, Inc	565,976
24,066	*	Oceaneering International, Inc	327,298
89,712		ONEOK, Inc	5,707,477
10,818	*	Renewable Energy Group, Inc	692,352
14,741	*	Select Energy Services, Inc	88,593
		TOTAL ENERGY	23,700,378

FOOD & STAPLES RETAILING - 0.3%
17,173	*	BJ’s Wholesale Club Holdings, Inc	1,003,590
22,067	*	Performance Food Group Co	998,090
5,542		SpartanNash Co	128,242
18,448	*	Sprouts Farmers Market, Inc	408,439
6,704	*	United Natural Foods, Inc	290,887
24,573	*	US Foods Holding Corp	851,946
		TOTAL FOOD & STAPLES RETAILING	3,681,194

FOOD, BEVERAGE & TOBACCO - 2.8%
45,249		Archer-Daniels-Midland Co	2,906,796
6,700	*,e	Beyond Meat, Inc	663,166
180,356		Coca-Cola Co	10,166,668
1,258	*	Darling International, Inc	106,326
2,570		Fresh Del Monte Produce, Inc	86,069
53,245		General Mills, Inc	3,290,541
87	*	Hain Celestial Group, Inc	3,904
38,355		Hormel Foods Corp	1,623,184
6,455		Kellogg Co	395,691
9,648		McCormick & Co, Inc	774,059
62,517		PepsiCo, Inc	10,102,747
		TOTAL FOOD, BEVERAGE & TOBACCO	30,119,151

HEALTH CARE EQUIPMENT & SERVICES - 7.3%
2,773	*	Abiomed, Inc	920,747
126	*	Acadia Healthcare Co, Inc	7,812
3,696	*	Accelerate Diagnostics, Inc	21,806
65

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

9,163	*	Align Technology, Inc	$5,721,102
8,131	*	Allscripts Healthcare Solutions, Inc	112,045
43	*	AMN Healthcare Services, Inc	4,244
2,779	*	Angiodynamics, Inc	79,479
22,631	*	Brookdale Senior Living, Inc	147,102
49,903	*	Centene Corp	3,555,090
22,079		Cerner Corp	1,640,249
10,266	*	Cerus Corp	67,756
31,353		Cigna Corp	6,697,314
2,905	*	Computer Programs & Systems, Inc	104,871
2,215		Cooper Cos, Inc	923,478
30,608		Danaher Corp	9,542,656
15,250		Dentsply Sirona, Inc	872,453
10,610	*	DexCom, Inc	6,612,258
51,451	*	Edwards Lifesciences Corp	6,164,859
295		Encompass Health Corp	18,750
9,467	*	Envista Holdings Corp	370,160
517	*	Guardant Health, Inc	60,380
25,183		HCA Healthcare, Inc	6,307,334
3,910	*	Health Catalyst, Inc	205,822
1,150		Hill-Rom Holdings, Inc	178,135
6,341	*	Hologic, Inc	464,859
10,486		Humana, Inc	4,856,696
8,089	*	IDEXX Laboratories, Inc	5,388,406
90	*	Integer Holding Corp	8,102
6,206	*	Intersect ENT, Inc	167,376
23,043	*	Intuitive Surgical, Inc	8,321,519
62	*	LivaNova plc	4,757
2,340	*	NextGen Healthcare, Inc	38,516
5,147	*	Omnicell, Inc	916,938
4,963	*	OraSure Technologies, Inc	52,955
1,385	*	Orthofix Medical Inc	49,832
69	*	Penumbra, Inc	19,082
1,739	*	Quidel Corp	230,887
16,785	*	Quotient Ltd	42,466
586	*	RadNet, Inc	18,219
6,489		Resmed, Inc	1,706,023
2,949	*	Staar Surgical Co	349,339
368	*	Tactile Systems Technology, Inc	12,692
1,379	*	Tandem Diabetes Care, Inc	187,999
16,667	*	Teladoc, Inc	2,493,217
272	*	Tivity Health, Inc	6,805
3,682	*	Triple-S Management Corp (Class B)	129,938
5,438	*	Vapotherm, Inc	124,367
3,852	*	Vocera Communications, Inc	217,946
3,424		West Pharmaceutical Services, Inc	1,471,909
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	77,616,747

HOUSEHOLD & PERSONAL PRODUCTS - 2.3%
1,263		Clorox Co	205,882
49,871		Colgate-Palmolive Co	3,799,671
20,891		Estee Lauder Cos (Class A)	6,775,578
1,875		Kimberly-Clark Corp	242,794
90,247		Procter & Gamble Co	12,904,418
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	23,928,343
66

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

INSURANCE - 3.2%
48,655		Aflac, Inc	$2,611,314
5,460		Allstate Corp	675,238
37,236		Chubb Ltd	7,275,170
86,123	*	Genworth Financial, Inc (Class A)	353,965
4,760		Lincoln National Corp	343,434
41,554		Loews Corp	2,329,933
41,831		Marsh & McLennan Cos, Inc	6,977,411
92,365		Metlife, Inc	5,800,522
6,495		ProAssurance Corp	148,800
12,140		Progressive Corp	1,151,843
39,325		Prudential Financial, Inc	4,327,716
11,412		Travelers Cos, Inc	1,835,963
300		Willis Towers Watson plc	72,684
		TOTAL INSURANCE	33,903,993

MATERIALS - 2.3%
36,547		Ball Corp	3,343,320
3,176	*	Clearwater Paper Corp	132,852
81		Compass Minerals International, Inc	5,314
9,255	*	Domtar Corp	505,230
59,312		DuPont de Nemours, Inc	4,128,115
25,736		Ecolab, Inc	5,719,054
1,370		Innospec, Inc	124,136
6,388		International Flavors & Fragrances, Inc	941,911
3,928	*	Koppers Holdings, Inc	137,833
1,729		Martin Marietta Materials, Inc	679,220
48,139		Mosaic Co	2,001,138
3,959		Myers Industries, Inc	81,476
76,391		Newmont Goldcorp Corp	4,125,114
6,517		PPG Industries, Inc	1,046,435
2,256		Reliance Steel & Aluminum Co	329,737
2,888		Schnitzer Steel Industries, Inc (Class A)	155,374
3,886		Scotts Miracle-Gro Co (Class A)	576,916
1,475		Steel Dynamics, Inc	97,468
4,276		Trinseo plc	239,713
		TOTAL MATERIALS	24,370,356

MEDIA & ENTERTAINMENT - 5.0%
53,752		Activision Blizzard, Inc	4,202,869
8,010	*	AMC Entertainment Holdings, Inc	283,314
18,250	*	Cinemark Holdings, Inc	343,100
38,203		Comcast Corp (Class A)	1,964,780
24,973	*	Discovery, Inc (Class A)	585,367
44,563	*	Discovery, Inc (Class C)	1,005,341
18,047		Electronic Arts, Inc	2,531,092
768	*	Hemisphere Media Group, Inc	8,486
2,863	*	iHeartMedia, Inc	55,485
7,724	*	Imax Corp	145,597
32,301		Interpublic Group of Cos, Inc	1,181,248
4,125	*	Liberty Broadband Corp (Class A)	663,176
15,412	*	Liberty Broadband Corp (Class C)	2,503,679
24,361	*	Live Nation, Inc	2,464,115
12,447	*	Netflix, Inc	8,592,289
5,319		New York Times Co (Class A)	290,364
17,682		Omnicom Group, Inc	1,203,791
67

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

12,294	*	Roku, Inc	$3,748,441
196,515	e	Sirius XM Holdings, Inc	1,196,776
8,178	*	Take-Two Interactive Software, Inc	1,480,218
23,932	*	TripAdvisor, Inc	789,038
100,499	*	Twitter, Inc	5,380,717
70,997	*	Walt Disney Co	12,003,463
64,519	*	Zynga, Inc	476,150
		TOTAL MEDIA & ENTERTAINMENT	53,098,896

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.7%
7,453	*	Aerie Pharmaceuticals, Inc	79,225
22,005		Agilent Technologies, Inc	3,465,567
6,524	*	Agios Pharmaceuticals, Inc	306,628
34,842		Amgen, Inc	7,211,249
9,859	*	Antares Pharma, Inc	36,873
7,200	*	Atara Biotherapeutics, Inc	111,456
7,278	*	Avrobio, Inc	40,902
18,693	*	BioCryst Pharmaceuticals, Inc	279,086
19,655	*	BioDelivery Sciences International, Inc	80,192
5,322	*	Biogen, Inc	1,419,271
1,272	*	BioMarin Pharmaceutical, Inc	100,781
8,261	*	Bluebird Bio, Inc	193,390
138,212		Bristol-Myers Squibb Co	8,071,581
39,862		Eli Lilly & Co	10,155,243
1,573	*,e	Esperion Thereapeutics, Inc	14,063
10,300	*	Flexion Therapeutics, Inc	95,275
54,140		Gilead Sciences, Inc	3,512,603
15,573	*	Illumina, Inc	6,463,729
4,157	*	Insmed, Inc	125,334
5,648	*	Intra-Cellular Therapies, Inc	243,259
1,896	*	IQVIA Holdings, Inc	495,652
3,271	*	Kala Pharmaceuticals, Inc	5,692
16,507	*	Karyopharm Therapeutics, Inc	90,128
5,337	*	MacroGenics, Inc	104,232
9,436	*	Novavax, Inc	1,404,360
6,517	*,e	Opko Health, Inc	24,699
8,624	*	Passage Bio, Inc	75,201
2,785	*	Prothena Corp plc	154,150
10,477	*,e	Provention Bio, Inc	65,586
5,509	*	Radius Health, Inc	118,994
417	*	Reata Pharmaceuticals, Inc	40,036
6,657	*	Regeneron Pharmaceuticals, Inc	4,260,081
3,440	*	Relmada Therapeutics, Inc	80,737
2,210	*	Revance Therapeutics, Inc	30,387
6,238	*	Sage Therapeutics, Inc	251,766
7,138	*	Sangamo Therapeutics Inc	57,961
69,083	*,e	TherapeuticsMD, Inc	50,292
17,209		Thermo Fisher Scientific, Inc	10,894,502
2,551	*	Ultragenyx Pharmaceutical, Inc	214,080
16,390	*	Vertex Pharmaceuticals, Inc	3,031,003
183	*	Waters Corp	67,262
44,837	*	ZIOPHARM Oncology, Inc	67,255
35,513		Zoetis, Inc	7,677,911
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	71,267,674
68

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 3.5%
2,875		Alexandria Real Estate Equities, Inc	$586,902
349		American Campus Communities, Inc	18,748
28,246		American Tower Corp	7,964,525
5,091		Boston Properties, Inc	578,541
5,384		CatchMark Timber Trust, Inc	46,087
7,158	*	CBRE Group, Inc	745,005
6,445		City Office REIT, Inc	122,262
16,409		Crown Castle International Corp	2,958,543
37		CyrusOne, Inc	3,035
24,207	*	DiamondRock Hospitality Co	218,831
11,972		Empire State Realty Trust, Inc	115,889
8,293		Equinix, Inc	6,941,821
21,280		Franklin Street Properties Corp	95,760
4,263		Healthpeak Properties Inc	151,379
39,784	*	Host Hotels and Resorts, Inc	669,565
2,503	*	Howard Hughes Corp	218,086
973		Hudson Pacific Properties	25,055
6,811		Iron Mountain, Inc	310,854
22,106		Macerich Co	399,898
32,490		Paramount Group, Inc	275,515
33,468	*	Park Hotels & Resorts, Inc	620,162
52,354		Prologis, Inc	7,589,236
1,297		Regency Centers Corp	91,322
8,969		SBA Communications Corp	3,097,265
3,687		SL Green Realty Corp	258,348
17,766	*	Sunstone Hotel Investors, Inc	219,232
4,386	*	Tejon Ranch Co	79,869
3,285		Ventas, Inc	175,320
25,318		Welltower, Inc	2,035,567
13,732	*	Xenia Hotels & Resorts, Inc	244,430
		TOTAL REAL ESTATE	36,857,052

RETAILING - 4.9%
6,440	*	1-800-FLOWERS.COM, Inc (Class A)	206,853
10,384	*	Designer Brands, Inc	140,496
78,678		eBay, Inc	6,036,176
929	*	GameStop Corp (Class A)	170,481
703		Hibbett Sports, Inc	54,440
37,872		Home Depot, Inc	14,078,537
2,594	*	Lands’ End, Inc	68,170
11	*	LKQ Corp	606
38,379		Lowe’s Companies, Inc	8,973,778
39,162		Macy’s, Inc	1,036,618
5,592	*	Nordstrom, Inc	160,658
18,211	*	Quotient Technology, Inc	117,279
17,544	*	RealReal, Inc	228,598
8,952		Ross Stores, Inc	1,013,367
1,635		Signet Jewelers Ltd	145,809
31,275		Target Corp	8,119,616
98,711		TJX Companies, Inc	6,464,583
18,330	*,e	Wayfair, Inc	4,566,003
104		Winmark Corp	24,213
309	*	Zumiez, Inc	12,576
		TOTAL RETAILING	51,618,857
69

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.7%
58,242		Applied Materials, Inc	$7,958,769
67		Brooks Automation, Inc	7,802
5,538	*	Cirrus Logic, Inc	447,526
18,633	*	First Solar, Inc	2,228,320
194,675		Intel Corp	9,539,075
12,386		Lam Research Corp	6,980,378
74,404		NVIDIA Corp	19,022,871
91,452	*	ON Semiconductor Corp	4,396,098
10,812	*	Rambus, Inc	251,595
1,540	*	Silicon Laboratories, Inc	290,690
46,572		Texas Instruments, Inc	8,731,319
1,125		Universal Display Corp	206,100
1,373	*	Wolfspeed Inc	164,911
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	60,225,454

SOFTWARE & SERVICES - 16.8%
28,795		Accenture plc	10,331,358
18,678	*	Adobe, Inc	12,147,424
17,237	*	Autodesk, Inc	5,474,644
33,303		Automatic Data Processing, Inc	7,476,190
5,540	*	Avaya Holdings Corp	103,155
2,397	*	Benefitfocus, Inc	26,271
960	*	Blackline, Inc	121,795
2,479	*	Cadence Design Systems, Inc	429,140
3,080	*	ChannelAdvisor Corp	78,571
5,062		Concentrix Corp	899,416
3,962		CSG Systems International, Inc	198,298
6,043		Dolby Laboratories, Inc (Class A)	533,899
61,455	*	DXC Technology Co	2,001,589
330	*	Elastic NV	57,258
3,754	*	ExlService Holdings, Inc	460,353
1,161	*	Five9, Inc	183,450
460	*	HubSpot, Inc	372,706
60,372		International Business Machines Corp	7,552,537
14,105		Intuit, Inc	8,829,589
30,382	*	Limelight Networks, Inc	90,538
33,922		Mastercard, Inc (Class A)	11,381,509
184,367	d	Microsoft Corp	61,139,785
6,139	*	New Relic, Inc	498,241
3,674	*	Nutanix, Inc	126,055
22,581	*	Okta, Inc	5,581,572
3,687	*	OneSpan, Inc	75,289
47,705	*	PayPal Holdings, Inc	11,095,706
4,776	*	Perficient, Inc	590,314
38,277	*	salesforce.com, Inc	11,471,234
11,877	*	ServiceNow, Inc	8,287,295
2,174	*	SPS Commerce, Inc	332,035
5,395	*	SVMK, Inc	123,653
9,005	*	Teradata Corp	509,323
1,948		TTEC Holdings, Inc	183,872
9,518	*,e	VMware, Inc (Class A)	1,443,881
10,932	*	WEX, Inc	1,636,520
19,568	*	Workday, Inc	5,674,329
		TOTAL SOFTWARE & SERVICES	177,518,794
70

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 4.7%
9,516		Adtran, Inc	$175,856
9,399		Avnet, Inc	358,196
2,779		Badger Meter, Inc	284,153
7,360		Benchmark Electronics, Inc	171,562
9,562	*	Ciena Corp	519,121
188,049		Cisco Systems, Inc	10,525,102
18,620		Cognex Corp	1,630,926
845	*	Coherent, Inc	214,968
3,035		CTS Corp	108,107
2,346	*	ePlus, Inc	259,397
4,056	*	Fabrinet	389,376
1,692	*	FARO Technologies, Inc	124,480
19,930	*	Harmonic, Inc	180,765
318,320		Hewlett Packard Enterprise Co	4,663,388
196,572		HP, Inc	5,962,029
3,827	*	Insight Enterprises, Inc	362,417
26,599	*	Keysight Technologies, Inc	4,788,352
5,371	*	Kimball Electronics, Inc	154,416
17,325	*	Knowles Corp	361,053
172	*	Lumentum Holdings, Inc	14,204
600		Methode Electronics, Inc	25,242
147	*	OSI Systems, Inc	13,687
5,925	*	PAR Technology Corp	372,208
2,594	*	Plexus Corp	226,508
644	*	Ribbon Communications, Inc	3,523
6,675		SYNNEX Corp	700,875
9,259	*	Teledyne Technologies, Inc	4,159,328
61,310	*	Trimble Inc	5,356,655
17,643	*	TTM Technologies, Inc	233,593
48		Vishay Intertechnology, Inc	923
2,890	*	Vishay Precision Group, Inc	98,520
30,985		Vontier Corp	1,048,222
34,198		Xerox Holdings Corp	608,724
10,986	*	Zebra Technologies Corp (Class A)	5,865,975
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	49,961,851

TELECOMMUNICATION SERVICES - 2.4%
341,221		AT&T, Inc	8,619,242
7,938	*	Iridium Communications, Inc	321,886
56,154	*	T-Mobile US, Inc	6,459,395
189,388		Verizon Communications, Inc	10,035,670
		TOTAL TELECOMMUNICATION SERVICES	25,436,193

TRANSPORTATION - 1.5%
3,575	*	Avis Budget Group, Inc	619,583
196,530		CSX Corp	7,108,490
2,894	*	Echo Global Logistics, Inc	139,578
18,763		Expeditors International of Washington, Inc	2,312,727
5,920		Kansas City Southern	1,836,680
10,563		Old Dominion Freight Line	3,605,680
2,512		Ryder System, Inc	213,395
		TOTAL TRANSPORTATION	15,836,133
71

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

SHARES		COMPANY			VALUE

UTILITIES - 1.3%
17,387		American Water Works Co, Inc			$3,028,468
30,454		Consolidated Edison, Inc			2,296,232
32,947		Eversource Energy			2,797,200
1,853		Ormat Technologies, Inc			134,027
32,941		Sempra Energy			4,204,260
5,408		Southwest Gas Holdings Inc			374,504
5,414	*	Sunnova Energy International, Inc			241,248
22,816		UGI Corp			990,442
		TOTAL UTILITIES			14,066,381

		TOTAL COMMON STOCKS			1,045,941,619
		(Cost $803,099,114)

RIGHTS / WARRANTS - 0.0%

MEDIA & ENTERTAINMENT - 0.0%
1,550	†	Media General, Inc			0
		TOTAL MEDIA & ENTERTAINMENT			0

		TOTAL RIGHTS / WARRANTS			0
		(Cost $0)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.2%

GOVERNMENT AGENCY DEBT - 0.8%
$7,800,000		Federal Home Loan Bank (FHLB)	0.000%	11/12/21	7,799,905
		TOTAL GOVERNMENT AGENCY DEBT			7,799,905

TREASURY DEBT - 0.2%
1,987,000		United States Treasury Bill	0.000	11/02/21	1,986,999
		TOTAL TREASURY DEBT			1,986,999

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.2%
2,264,489	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030		2,264,489
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			2,264,489

		TOTAL SHORT-TERM INVESTMENTS			12,051,393
		(Cost $12,051,418)
		TOTAL INVESTMENTS - 100.0%			1,057,993,012
		(Cost $815,150,532)
		OTHER ASSETS & LIABILITIES, NET - 0.0%			293,390
		NET ASSETS - 100.0%			$1,058,286,402
72

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $6,799,737.

Futures contracts outstanding as of October 31, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	45	12/17/21	$10,256,062	$10,343,250	$87,188

73

TIAA-CREF FUNDS – Emerging Markets Equity Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 93.5%

BRAZIL - 9.5%
4,575,871	*	Americanas S.A.	$24,080,118
10,126,998	a	Arcos Dorados Holdings, Inc	48,305,780
4,400,000		BB Seguridade Participacoes S.A.	17,221,730
9,306,900		Lojas Americanas S.A.	8,129,809
47,073,150		Lojas Americanas S.A. (Preference)	40,285,502
2,344,500		Magazine Luiza S.A.	4,490,600
6,357,100		Sendas Distribuidora S.A.	17,222,449
		TOTAL BRAZIL	159,735,988

CHINA - 29.6%
6,277,500		AAC Technologies Holdings, Inc	27,132,711
4,325,308	*	Alibaba Group Holding Ltd	88,939,829
520,801	*	Baidu, Inc (ADR)	84,494,754
706,473	*	Baozun, Inc (ADR)	12,221,983
20,065,000		China Construction Bank Corp	13,655,851
722,232	*	DouYu International Holdings Ltd (ADR)	2,275,031
13,323,816		Foxconn Industrial Internet Co Ltd	23,638,298
2,911,320	*	HUYA, Inc (ADR)	23,931,050
2,745,513	*	iClick Interactive Asia Group Ltd (ADR)	18,916,585
875,400	*,g	JD Health International, Inc	7,684,653
292,321	*	JD.com, Inc (ADR)	22,882,888
16,488,000		Lenovo Group Ltd	17,905,440
103,377		NetEase, Inc (ADR)	10,088,561
170,500		Ping An Insurance Group Co of China Ltd	1,221,245
3,579,262		Ping An Insurance Group Co of China Ltd (Class A)	27,648,015
335,450		Prosus NV	29,547,436
838,276		Tencent Holdings Ltd	50,992,155
888,899	*	Tencent Music Entertainment (ADR)	6,986,746
2,263,774	*	Vipshop Holdings Ltd (ADR)	25,263,718
		TOTAL CHINA	495,426,949

HONG KONG - 2.0%
3,115,584	*	Melco Crown Entertainment Ltd (ADR)	33,741,775
22,290	*,†	Mongolian Metals Corporation	0
		TOTAL HONG KONG	33,741,775

INDIA - 11.2%
22,956,912		Edelweiss Capital Ltd	23,810,765
1,393,186		IndusInd Bank Ltd	21,311,356
881,321		Larsen & Toubro Ltd	20,876,984
1,172,266		Piramal Healthcare Ltd	40,861,834
6,934,488	*,g	RBL Bank Ltd	16,796,007
1,880,755		Reliance Industries Ltd	63,823,715
		TOTAL INDIA	187,480,661
74

TIAA-CREF FUNDS – Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

INDONESIA - 3.6%
44,911,400		Astra International Tbk PT	$19,128,328
9,237,400		PT United Tractors Tbk	15,366,509
95,143,700		Telkom Indonesia Persero Tbk PT	25,430,539
		TOTAL INDONESIA	59,925,376

KOREA, REPUBLIC OF - 8.3%
89,679		Amorepacific Corp	13,955,080
585,789		KB Financial Group, Inc	28,354,464
15,018		LG Household & Health Care Ltd	15,031,307
230,459		Samsung C&T Corp	22,565,018
483,039		Samsung Electronics Co Ltd	28,921,049
114,705		SK Telecom Co Ltd	30,372,352
		TOTAL KOREA, REPUBLIC OF	139,199,270

MACAU - 2.9%
11,494,400	*	Sands China Ltd	26,197,739
24,888,100	*,e	Wynn Macau Ltd	22,256,723
		TOTAL MACAU	48,454,462

MALAYSIA - 0.5%
6,555,600		Hartalega Holdings BHD	9,276,942
		TOTAL MALAYSIA	9,276,942

MEXICO - 5.4%
544,225		Fomento Economico Mexicano SAB de C.V. (ADR)	44,729,853
2,502,538		Grupo Televisa SAB (ADR)	25,325,684
5,695,500		Wal-Mart de Mexico SAB de C.V.	19,865,643
		TOTAL MEXICO	89,921,180

PERU - 1.5%
190,400		Credicorp Ltd	24,687,264
		TOTAL PERU	24,687,264

RUSSIA - 2.1%
348,644		MMC Norilsk Nickel PJSC (ADR)	10,885,782
1,203,004		Sberbank of Russia (ADR)	24,156,320
		TOTAL RUSSIA	35,042,102

SAUDI ARABIA - 1.9%
3,208,919	g	Saudi Arabian Oil Co	32,295,367
		TOTAL SAUDI ARABIA	32,295,367

SOUTH AFRICA - 1.6%
161,083		Naspers Ltd (N Shares)	27,280,015
		TOTAL SOUTH AFRICA	27,280,015

TAIWAN - 9.6%
872,000		MediaTek, Inc	28,699,860
6,201,400		Taiwan Semiconductor Manufacturing Co Ltd	131,595,506
		TOTAL TAIWAN	160,295,366
75

TIAA-CREF FUNDS – Emerging Markets Equity Fund

SHARES		COMPANY			VALUE

TANZANIA, UNITED REPUBLIC OF - 2.2%
1,970,394		AngloGold Ashanti Ltd (ADR)			$36,412,881
		TOTAL TANZANIA, UNITED REPUBLIC OF			36,412,881

THAILAND - 0.8%
12,276,100		PTT PCL			14,055,739
		TOTAL THAILAND			14,055,739

TURKEY - 0.8%
5,495,500		Anadolu Efes Biracilik Ve Malt Sanayii AS			12,689,838
		TOTAL TURKEY			12,689,838

		TOTAL COMMON STOCKS			1,565,921,175
		(Cost $1,624,073,972)

PURCHASED OPTIONS - 0.0%

UNITED STATES - 0.0%
400,000		Las Vegas Sands Corp			296,000
		TOTAL UNITED STATES			296,000

		TOTAL PURCHASED OPTIONS			296,000
		(Cost $456,850)

PREFERRED STOCKS - 0.0%

PHILIPPINES - 0.0%
1,721,900	*,†	Ayala Land, Inc			3,416
		TOTAL PHILIPPINES			3,416

		TOTAL PREFERRED STOCKS			3,416
		(Cost $4,057)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 4.7%

GOVERNMENT AGENCY DEBT - 3.3%
$10,000,000		Federal Home Loan Bank (FHLB)	0.000%	11/05/21	9,999,956
9,815,000		FHLB	0.000	11/29/21	9,814,695
10,000,000		FHLB	0.000	12/31/21	9,999,333
25,000,000		FHLB	0.000	01/05/22	24,997,744
		TOTAL GOVERNMENT AGENCY DEBT			54,811,728

TREASURY DEBT - 1.4%
23,566,000		United States Treasury Bill	0.000	11/02/21	23,565,988
		TOTAL TREASURY DEBT			23,565,988
76

TIAA-CREF FUNDS – Emerging Markets Equity Fund

SHARES		COMPANY	RATE	VALUE

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.0%
727,240	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030%	$727,240
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES		727,240

		TOTAL SHORT-TERM INVESTMENTS		79,104,956
		(Cost $79,105,638)
		TOTAL INVESTMENTS - 98.2%		1,645,325,547
		(Cost $1,703,640,517)
		OTHER ASSETS & LIABILITIES, NET - 1.8%		30,881,113
		NET ASSETS - 100.0%		$1,676,206,660

		Abbreviation(s):
		ADR American Depositary Receipt
		PIPE Private Investments in Public Equity
		SPACs Special Purpose Acquisition Companies

	*	Non-income producing
	†	Security is categorized as Level 3 in the fair value hierarchy.
	a	Affiliate holding
	c	Investments made with cash collateral received from securities on loan.
	e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $14,133,396.
	g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/21, the aggregate value of these securities is $56,776,027 or 3.4% of net assets.

Purchased options outstanding as of October 31, 2021 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Las Vegas Sands Corp, Call	4,000	$456,850	$41.00	11/19/21	$296,000

Written options outstanding as of October 31, 2021 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Las Vegas Sands Corp, Put	3,200	$(442,134)	$35.00	11/19/21	$(96,000)

Unfunded commitment with a SPAC outstanding at October 31, 2021:

PIPE	Shares	Total commitment amount	Fair value amount	Unrealized Appreciation
J1 Holdings Inc.	722,668	$7,226,680	$8,368,495	$1,141,815

77

TIAA-CREF FUNDS – International Equity Fund

TIAA-CREF FUNDS

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 96.0%

AUSTRALIA - 4.4%
2,480,517	e	BHP Billiton Ltd	$68,132,316
1,402,318		Commonwealth Bank of Australia	111,150,805
57,155		CSL Ltd	13,005,065
4,744,021	*	NEXTDC Ltd	42,349,073
1,041,335		Rio Tinto plc	64,928,762
		TOTAL AUSTRALIA	299,566,021

BRAZIL - 0.8%
10,136,180		Banco Bradesco S.A. (Preference)	35,740,101
5,650,300		Sendas Distribuidora S.A.	15,307,610
		TOTAL BRAZIL	51,047,711

CHINA - 1.7%
616,948	*	GDS Holdings Ltd (ADR)	36,646,711
467,640		Tencent Holdings Ltd	28,446,444
3,294,500	*,g	Wuxi Biologics Cayman, Inc	49,901,634
		TOTAL CHINA	114,994,789

DENMARK - 1.7%
485,203		DSV AS	112,769,523
		TOTAL DENMARK	112,769,523

FINLAND - 1.2%
6,555,643		Nordea Bank Abp	80,208,662
		TOTAL FINLAND	80,208,662

FRANCE - 15.8%
1,260,195	*	Airbus SE	161,660,363
1,854,798		BNP Paribas S.A.	124,155,005
1,716,395		Compagnie de Saint-Gobain	118,452,765
5,157,529		Credit Agricole S.A.	77,811,434
1,669,331		Dassault Systemes SE	97,484,577
547,245		Essilor International S.A.	113,223,515
135,088		Kering	101,388,206
1,823,441		Total S.A.	91,308,716
1,098,089		Valeo S.A.	32,264,115
645,043		Vinci S.A.	68,961,672
1,891,428	*	Vivendi SE	54,913,709
1,986,911		Vivendi Universal S.A.	25,596,504
		TOTAL FRANCE	1,067,220,581

GERMANY - 10.0%
254,638		Adidas-Salomon AG.	83,343,326
1,266,256		Deutsche Post AG.	78,390,081
78

TIAA-CREF FUNDS – International Equity Fund

SHARES		COMPANY	VALUE

832,374		HeidelbergCement AG.	$62,681,856
1,579,789		Infineon Technologies AG.	73,983,626
861,722		Lanxess AG.	58,064,863
1,650,718		RWE AG.	63,538,864
1,117,898		Siemens AG.	181,749,960
310,373		Volkswagen AG. (Preference)	69,657,451
		TOTAL GERMANY	671,410,027

HONG KONG - 1.7%
1,950,324		Hong Kong Exchanges and Clearing Ltd	117,490,844
		TOTAL HONG KONG	117,490,844

IRELAND - 1.5%
2,107,542		CRH plc	100,853,939
		TOTAL IRELAND	100,853,939

ITALY - 2.2%
6,564,960		Enel S.p.A.	54,960,416
1,286,463		Moncler S.p.A	92,579,520
		TOTAL ITALY	147,539,936

JAPAN - 19.9%
3,944,900		Daiichi Sankyo Co Ltd	99,539,165
388,716		Daikin Industries Ltd	85,134,537
336,200	*	Fanuc Ltd	66,440,210
2,700,979	*	Hitachi Ltd	155,642,670
204,400		Keyence Corp	123,378,850
150,228		Nintendo Co Ltd	66,349,238
2,863,300		ORIX Corp	56,911,779
2,354,700		Recruit Holdings Co Ltd	156,632,286
2,170,600	*	SBI Holdings, Inc	56,260,791
989,900		Shiseido Co Ltd	66,052,985
1,768,459		Sony Corp	204,780,984
1,913,300		Sumitomo Mitsui Financial Group, Inc	62,085,884
8,133,045	*	Toyota Motor Corp	143,500,706
		TOTAL JAPAN	1,342,710,085

KOREA, REPUBLIC OF - 0.8%
79,413		LG Chem Ltd	56,983,189
		TOTAL KOREA, REPUBLIC OF	56,983,189

NETHERLANDS - 8.2%
270,017		ASML Holding NV	219,496,712
631,642		Heineken NV	69,915,847
10,696,629		ING Groep NV	162,256,117
4,272,172		Royal Dutch Shell plc (A Shares)	97,870,654
		TOTAL NETHERLANDS	549,539,330

NORWAY - 1.0%
2,758,659		Equinor ASA	69,899,807
		TOTAL NORWAY	69,899,807

RUSSIA - 2.4%
1,453,924		Sberbank of Russia (ADR)	29,194,794
79

TIAA-CREF FUNDS – International Equity Fund

SHARES		COMPANY	VALUE

824,550		TCS Group Holding plc (ADR)	$84,433,920
615,485	*	Yandex NV	50,986,777
		TOTAL RUSSIA	164,615,491

SPAIN - 1.6%
15,480,134		Banco Bilbao Vizcaya Argentaria S.A.	108,331,930
		TOTAL SPAIN	108,331,930

SWITZERLAND - 4.6%
118,944		Lonza Group AG.	97,748,230
572,433		Nestle S.A.	75,508,019
350,681		Roche Holding AG.	135,851,702
		TOTAL SWITZERLAND	309,107,951

TAIWAN - 0.7%
414,725		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	47,154,232
		TOTAL TAIWAN	47,154,232

UNITED KINGDOM - 13.5%
1,374,960		Ashtead Group plc	115,235,574
1,319,239		AstraZeneca plc	165,038,519
51,900,244		Barclays plc	143,217,328
3,182,750		Diageo plc	158,347,188
7,229,619		HSBC Holdings plc	43,559,696
357,147		Linde plc (Xetra)	114,907,182
23,652,308		Lloyds TSB Group plc	16,187,184
755,646		Reckitt Benckiser Group plc	61,345,456
20,879,973		Tesco plc	77,094,421
6,167,804	*	THG Holdings Ltd	18,283,103
		TOTAL UNITED KINGDOM	913,215,651

UNITED STATES - 2.3%
891,587		Schneider Electric S.A.	153,725,712
		TOTAL UNITED STATES	153,725,712

		TOTAL COMMON STOCKS	6,478,385,411
		(Cost $4,845,630,701)

PRINCIPAL	ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 3.6%

GOVERNMENT AGENCY DEBT - 3.2%
$31,865,000	Federal Home Loan Bank (FHLB)	0.000%	11/05/21	31,864,858
36,028,000	FHLB	0.000	11/10/21	36,027,640
10,000,000	FHLB	0.000	11/29/21	9,999,689
20,000,000	FHLB	0.000	12/01/21	19,999,333
40,000,000	FHLB	0.000	12/29/21	39,997,423
20,000,000	FHLB	0.000	12/31/21	19,998,667
25,000,000	FHLB	0.000	01/05/22	24,997,744
7,500,000	FHLB	0.000	01/18/22	7,499,188
25,000,000	FHLB	0.000	01/19/22	24,997,258
	TOTAL GOVERNMENT AGENCY DEBT			215,381,800
80

TIAA-CREF FUNDS – International Equity Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE

REPURCHASE AGREEMENT - 0.1%
$9,840,000	r	Fixed Income Clearing Corp (FICC)	0.010%	11/01/21	$9,840,000
		TOTAL REPURCHASE AGREEMENT			9,840,000

TREASURY DEBT - 0.3%
18,164,000		United States Treasury Bill	0.000	11/02/21	18,163,991
		TOTAL TREASURY DEBT			18,163,991

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.0%
5	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030		5
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			5

		TOTAL SHORT-TERM INVESTMENTS			243,385,796
		(Cost $243,387,843)
		TOTAL INVESTMENTS - 99.6%			6,721,771,207
		(Cost $5,089,018,544)
		OTHER ASSETS & LIABILITIES, NET - 0.4%			24,073,318
		NET ASSETS - 100.0%			$6,745,844,525

Abbreviation(s):
ADR American Depositary Receipt
GDR Global Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $66,914,212.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/21, the aggregate value of these securities is $49,901,634 or 0.7% of net assets.
r	Agreement with Fixed Income Clearing Corporation, 0.010% dated 10/31/21 to be repurchased at $9,840,000 on 11/1/21, collateralized by U.S. Treasury Notes valued at $10,036,861.
81

TIAA-CREF FUNDS – International Opportunities Fund

TIAA-CREF FUNDS

INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

October 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 90.5%

AUSTRALIA - 5.8%
308,901	*	Afterpay Touch Group Ltd	$28,616,397
1,464,354		Australia & New Zealand Banking Group Ltd	31,162,140
990,827		IDP Education Ltd	28,033,516
2,307,548	*	NEXTDC Ltd	20,599,090
2,953,154	*	PointsBet Holdings Ltd	18,547,190
4,123,105	*,e	Zip Co Ltd	20,377,731
		TOTAL AUSTRALIA	147,336,064

BRAZIL - 3.8%
3,718,724		Banco BTG Pactual S.A. - Unit	14,858,292
1,887,300		Banco Inter S.A.	11,871,284
3,737,900		Itau Unibanco Holding S.A.	15,438,259
9,435,800		Magazine Luiza S.A.	18,073,106
526,340	*	Pagseguro Digital Ltd	19,053,508
381,609	*	StoneCo Ltd	12,921,281
86,300	*	XP, Inc	2,828,856
		TOTAL BRAZIL	95,044,586

CANADA - 8.2%
1,049,500		Alimentation Couche Tard, Inc	39,364,730
330,635	e	Bank of Montreal	35,898,049
589,280		Dollarama, Inc	26,635,684
283,888	*	Lightspeed Commerce, Inc	27,670,822
407,696		Nutrien Ltd (Toronto)	28,495,236
32,665	*	Shopify, Inc (Class A)	47,694,173
		TOTAL CANADA	205,758,694

CHINA - 5.1%
416,380	*	JD.com, Inc (ADR)	32,594,226
185,600		Silergy Corp	30,662,069
703,300		Tencent Holdings Ltd	42,781,593
1,478,500	*,g	Wuxi Biologics Cayman, Inc	22,394,769
		TOTAL CHINA	128,432,657

DENMARK - 3.4%
182,956		Carlsberg AS (Class B)	30,208,924
510,300		Novo Nordisk AS	55,956,875
		TOTAL DENMARK	86,165,799

FRANCE - 5.0%
171,602		Essilor International S.A.	35,503,991
83,512		L’Oreal S.A.	38,202,959
127,639		Teleperformance	53,316,298
		TOTAL FRANCE	127,023,248
82

TIAA-CREF FUNDS – International Opportunities Fund

SHARES		COMPANY	VALUE

GERMANY - 3.2%
309,000		Bayer AG.	$17,414,515
161,482		Beiersdorf AG.	17,170,927
148,233		Deutsche Boerse AG.	24,607,724
278,006	*	HelloFresh SE	22,529,290
		TOTAL GERMANY	81,722,456

HONG KONG - 1.0%
2,358,900	*	Melco Crown Entertainment Ltd (ADR)	25,546,887
		TOTAL HONG KONG	25,546,887

INDIA - 1.0%
424,504		MindTree Ltd	25,541,531
		TOTAL INDIA	25,541,531

INDONESIA - 1.0%
85,976,300		Bank Rakyat Indonesia	25,808,679
		TOTAL INDONESIA	25,808,679

IRELAND - 4.0%
491,610		CRH plc	23,525,417
119,638	*	Flutter Entertainment plc	22,576,527
610,422		Keywords Studios plc	23,691,758
587,889		Smurfit Kappa Group plc	30,815,139
		TOTAL IRELAND	100,608,841

ITALY - 4.6%
525,014		Amplifon S.p.A.	26,717,042
1,926,620		Davide Campari-Milano NV	27,366,005
141,800		Ferrari NV	33,647,277
382,568		Moncler S.p.A	27,531,271
		TOTAL ITALY	115,261,595

JAPAN - 10.4%
60,200		BayCurrent Consulting, Inc	24,984,194
496,400		Benefit One, Inc	25,051,601
206,900		GMO Payment Gateway, Inc	26,213,449
2,703,300		Infomart Corp	26,379,744
191,600		IR Japan Holdings Ltd	17,669,463
857,800		Japan Elevator Service Holdings Co Ltd	18,589,223
1,126,000		MonotaRO Co Ltd	25,663,524
354,000		Paltac Corp	15,675,045
2		Seria Co Ltd	66
125,699	*	SHIFT, Inc	28,988,581
695,200		SMS Co Ltd	26,972,613
836,000		TechnoPro Holdings, Inc	26,717,936
		TOTAL JAPAN	262,905,439

KOREA, REPUBLIC OF - 0.8%
377,317	*,e	KakaoBank Corp	20,374,569
		TOTAL KOREA, REPUBLIC OF	20,374,569
83

TIAA-CREF FUNDS – International Opportunities Fund

SHARES		COMPANY	VALUE

NETHERLANDS - 6.4%
12,092	*,g	Adyen NV	$36,485,302
87,682		ASML Holding NV	71,276,663
3,492,429		ING Groep NV	52,976,313
		TOTAL NETHERLANDS	160,738,278

NEW ZEALAND - 0.7%
750,000		Fisher & Paykel Healthcare Corp	16,802,627
		TOTAL NEW ZEALAND	16,802,627

NORWAY - 3.2%
1,304,247		Aker BP ASA	50,046,445
1,162,538	e	Equinor ASA	29,456,769
		TOTAL NORWAY	79,503,214

PHILIPPINES - 0.9%
5,703,054		BDO Unibank, Inc	14,036,399
6,009,020		Robinsons Retail Holdings, Inc	7,420,383
		TOTAL PHILIPPINES	21,456,782

POLAND - 0.3%
693,182	*,g	Allegro.eu S.A.	7,839,377
		TOTAL POLAND	7,839,377

PORTUGAL - 1.1%
1,204,396		Jeronimo Martins SGPS S.A.	27,288,720
		TOTAL PORTUGAL	27,288,720

SPAIN - 1.2%
441,397	*	Amadeus IT Holding S.A.	29,528,518
142,139	*,†,e	Let’s GOWEX S.A.	1,643
		TOTAL SPAIN	29,530,161

SWEDEN - 3.7%
105,626	g	Evolution Gaming Group AB	17,147,515
2,009,889		Hexagon AB	32,346,542
652,000		Intrum Justitia AB	18,506,682
2,945,980		Swedish Match AB	25,975,287
		TOTAL SWEDEN	93,976,026

SWITZERLAND - 4.8%
6,007		Givaudan S.A.	28,304,598
52,867		Lonza Group AG.	43,446,123
128,319		Roche Holding AG.	49,710,006
		TOTAL SWITZERLAND	121,460,727

TAIWAN - 1.2%
1,197,540		Dadi Early-Childhood Education Group Ltd	6,511,290
711,000		Eclat Textile Co Ltd	15,537,595
2,700,349		Hota Industrial Manufacturing Co Ltd	9,135,031
		TOTAL TAIWAN	31,183,916
84

TIAA-CREF FUNDS – International Opportunities Fund

SHARES		COMPANY	VALUE

UNITED KINGDOM - 8.6%
613,152		Ashtead Group plc	$51,388,348
3,252,963	*	Beazley plc	17,362,195
1,714,946	*	Darktrace plc	18,834,599
343,237		Dechra Pharmaceuticals plc	24,050,547
1,880,365		Electrocomponents plc	28,930,518
447,623		Fevertree Drinks plc	13,899,775
243,143	*,g	Just Eat Takeaway.com NV	17,466,243
76,655		Linde plc (Xetra)	24,662,702
6,603,400		Tritax Big Box REIT plc	20,321,528
		TOTAL UNITED KINGDOM	216,916,455

UNITED STATES - 1.1%
60,900	*	Lululemon Athletica, Inc	28,380,009
		TOTAL UNITED STATES	28,380,009

		TOTAL COMMON STOCKS	2,282,607,337
		(Cost $1,343,959,458)

RIGHTS / WARRANTS - 0.0%

AUSTRALIA - 0.0%
112,654	e	PointsBet Holdings Pty Ltd	84,744
		TOTAL AUSTRALIA	84,744

		TOTAL RIGHTS / WARRANTS	84,744
		(Cost $0)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 9.9%

GOVERNMENT AGENCY DEBT - 8.8%
$19,841,000		Federal Home Loan Bank (FHLB)	0.000%	11/03/21	19,840,956
30,809,000		FHLB	0.000	11/10/21	30,808,692
20,000,000		FHLB	0.000	11/18/21	19,999,622
82,155,000		FHLB	0.000	11/26/21	82,152,719
10,000,000		FHLB	0.000	11/29/21	9,999,689
40,000,000		FHLB	0.000	12/01/21	39,998,667
10,000,000		FHLB	0.000	12/29/21	9,999,356
10,000,000		FHLB	0.000	12/31/21	9,999,333
		TOTAL GOVERNMENT AGENCY DEBT			222,799,034

REPURCHASE AGREEMENT - 0.4%
9,230,000	r	Fixed Income Clearing Corp (FICC)	0.010	11/01/21	9,230,000
		TOTAL REPURCHASE AGREEMENT			9,230,000

TREASURY DEBT - 0.2%
4,548,000		United States Treasury Bill	0.000	11/02/21	4,547,998
		TOTAL TREASURY DEBT			4,547,998
85

TIAA-CREF FUNDS – International Opportunities Fund

SHARES		COMPANY	RATE	VALUE

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.5%
12,669,361	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030%	$12,669,361
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES		12,669,361

		TOTAL SHORT-TERM INVESTMENTS		249,246,393
		(Cost $249,246,873)
		TOTAL INVESTMENTS - 100.4%		2,531,938,474
		(Cost $1,593,206,331)
		OTHER ASSETS & LIABILITIES, NET - (0.4)%		(12,038,534)
		NET ASSETS - 100.0%		$2,519,899,940

Abbreviation(s):
ADR American Depositary Receipt
REIT Real Estate Investment Trust
PIPE Private Investments in Public Equity
SPACs Special Purpose Acquisition Companies

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $74,582,653.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/21, the aggregate value of these securities is $101,333,206 or 4.0% of net assets.
r	Agreement with Fixed Income Clearing Corporation, 0.010% dated 10/31/21 to be repurchased at $9,230,000 on 11/1/21, collateralized by U.S. Treasury Notes valued at $9,414,607.

Unfunded commitment with a SPAC outstanding at October 31, 2021:

PIPE	Shares	Total commitment amount	Fair value amount	Unrealized Appreciation
J1 Holdings Inc.	980,069	$9,800,690	$11,349,199	$1,548,509
86

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

TIAA-CREF FUNDS

QUANT INTERNATIONAL SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.9%

ARGENTINA - 0.1%
169,692	*	Despegar.com Corp	$1,886,975
		TOTAL ARGENTINA	1,886,975

AUSTRALIA - 7.9%
885,118		Abacus Property Group	2,390,367
824,332		Accent Group Ltd	1,543,398
228,710		ALS Ltd	2,293,913
201,747		Ansell Ltd	4,830,356
906,319		Austal Ltd	1,288,142
57,082		Australian Ethical Investment Ltd	589,876
134,798		Bank of Queensland Ltd (ASE)	897,475
469,980		Bega Cheese Ltd	1,925,025
509,896		Bendigo Bank Ltd	3,571,263
1,558,111	*	Boral Ltd	7,517,330
292,370		BWX Ltd	1,027,730
503,894		carsales.com Ltd	9,429,944
81,941		Cedar Woods Properties Ltd	369,141
1,069,843		Centuria Capital Group	2,600,125
498,572		Centuria Office REIT	904,809
616,475		Charter Hall Education Trust	1,774,178
1,870,837		Charter Hall Long Wale REIT	6,863,372
3,920,286		Cleanaway Waste Management Ltd	7,972,910
3,185,759	*,g	Coronado Global Resources, Inc	3,282,889
881,604		Domain Holdings Australia Ltd	3,829,439
462,776		GrainCorp Ltd-A	2,199,393
1,024,420		Ingenia Communities Group	5,064,932
544,126		Macquarie CountryWide Trust	1,688,075
411,930	*	Mayne Pharma Group Ltd	105,578
1,235,391	*	nearmap Ltd	2,069,374
188,667		Netwealth Group Ltd	2,479,618
2,054,045		NRW Holdings Ltd	2,848,711
1,303,909	*	Nufarm Ltd	4,294,086
467,442		Orora Ltd	1,169,376
294,557		Pact Group Holdings Ltd	688,356
2,092,346		Perenti Global Ltd	1,619,822
25,815		Perpetual Trustees Australia Ltd	737,859
4,507,161	*	Pilbara Minerals Ltd	7,558,819
335,101		Pinnacle Investment Management Group Ltd	4,358,309
235,021		Premier Investments Ltd	5,454,398
2,188,388		Qube Logistics Holdings Ltd	5,285,141
382,423		Seven Group Holdings Ltd	6,245,847
862,697		Steadfast Group Ltd	3,035,218
1,314,455		Waypoint REIT	2,710,094
		TOTAL AUSTRALIA	124,514,688
87

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

AUSTRIA - 1.2%
331,417	*	ams AG.	$6,561,498
131,125	g	BAWAG Group AG.	8,247,136
15,083		CA Immobilien Anlagen AG.	647,196
67,967		EVN AG.	1,917,104
30,970		Wienerberger AG.	1,096,356
		TOTAL AUSTRIA	18,469,290

BELGIUM - 0.8%
25,862		Befimmo SCA Sicafi	1,058,335
17,847		Gimv NV	1,153,280
28,251		KBC Ancora	1,472,909
55,755		Melexis NV	6,430,583
17,668		Montea C.V.A	2,622,468
		TOTAL BELGIUM	12,737,575

BRAZIL - 2.5%
151,100	*	Azul S.A.	665,838
1,182,100		Banco Pan S.A.	2,783,605
81,800	*	BK Brasil Operacao e Assessoria a Restaurantes S.A.	99,572
1,721,560	*	BR Malls Participacoes S.A.	2,187,105
2,248,400		BR Properties S.A.	2,872,349
1,803,700		Cia de Saneamento de Minas Gerais-COPASA	4,349,615
534,900		Dexco S.A.	1,469,985
2,012,600	*	Embraer S.A.	7,820,319
988,200		Guararapes Confeccoes S.A.	1,917,288
732,400	*	Iochpe-Maxion S.A.	2,177,553
426,300		LOG Commercial Properties e Participacoes S.A.	1,769,767
781,600		M Dias Branco S.A.	4,286,211
27,773		Meliuz S.A.	16,289
285,300		Movida Participacoes S.A.	750,683
1,683,400		YDUQS Part	6,222,000
		TOTAL BRAZIL	39,388,179

CANADA - 6.0%
170,214		Absolute Software Corp	1,911,744
167,785	e	Atlas Corp	2,348,990
23,565		Canaccord Financial, Inc	272,665
132,550		Canadian Western Bank	4,240,186
85,028	*	Canfor Corp	1,761,569
136,064		Cascades, Inc	1,576,566
266,667	*	Celestica, Inc	2,628,747
149,625		CI Financial Corp	3,411,779
26,377	*	Cineplex Galaxy Income Fund	282,611
418,686	*	Converge Technology Solutions Corp	4,019,061
936,563		Corus Entertainment, Inc	4,245,409
616,652		Crescent Point Energy Corp	3,099,204
26,175		DREAM Unlimited Corp	653,529
78,898		Enerflex Ltd	672,571
813,054		Enerplus Corp	7,699,574
392,097	*,e	Enthusiast Gaming Holdings, Inc	1,194,413
311,414		Finning International, Inc	9,219,626
97,079		Granite REIT	7,869,235
236,975		H&R Real Estate Investment Trust	3,257,066
88

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

109,666		Interfor Corp	$2,511,259
82,089		Intertape Polymer Group, Inc	1,865,177
157,430		Killam Apartment REIT	2,892,662
32,701	*	Kinaxis, Inc	5,075,314
6,277		Linamar Corp	345,245
194,817		Martinrea International, Inc	1,808,700
93,216	e	Maverix Metals, Inc	446,647
42,990		Methanex Corp	1,925,796
8,509		Morguard Corp	938,836
36,573		Morguard North American Resid	544,340
62,121		Mullen Group Ltd	642,493
60,389		Slate Grocery REIT	636,778
54,194		SNC-Lavalin Group, Inc	1,457,756
54,953	*	Solaris Resources, Inc	632,741
22,539	*,g	Spin Master Corp	780,196
17,685	*	SunOpta, Inc	137,182
127,608		Timbercreek Financial Corp	1,003,253
304,095	e	Topaz Energy Corp	4,454,785
167,564		Tourmaline Oil Corp	6,056,188
		TOTAL CANADA	94,519,893

CHILE - 0.0%
11,581		Empresa Nacional de Telecomunicaciones S.A.	39,704
314,570		Grupo Security S.A.	47,605
1,120,521		Sonda S.A.	378,872
		TOTAL CHILE	466,181

CHINA - 1.8%
749,720	*,e,g	Alphamab Oncology	1,538,232
2,804,000		Central China Management Co Ltd	432,566
10,284,000		China BlueChemical Ltd	3,438,770
179,100	e,g	China Renaissance Holdings Ltd	432,811
335,000		China Shineway Pharmaceutical Group Ltd	321,167
4,059,000		China XLX Fertiliser Ltd	2,848,908
2,290		China Yuchai International Ltd	30,182
4,565,760	*,†,e	China Zhongwang Holdings Ltd	492,930
2,496,000		Citic 1616 Holdings Ltd	884,277
1,248,000		Cofco International Ltd	476,831
570,000		DaFa Properties Group Ltd	369,231
10,278,400	e	Differ Group Holding Co Ltd	2,479,396
96,000		Essex Bio-technology Ltd	65,394
8,430,823		Fushan International Energy Group Ltd	2,226,993
30,492,000	*,e	GCL New Energy Holdings Ltd	1,429,125
8,700	*	Genetron Holdings Ltd (ADR)	119,799
258,000		Greenland Hong Kong Holdings Ltd	54,864
4,912,000	*	Inke Ltd	996,602
1,050,000	*,g	InnoCare Pharma Ltd	2,517,940
826,000		Jingrui Holdings Ltd	231,435
4,849,000		KWG Living Group Holdings Ltd	3,266,472
132,000	*,g	Ocumension Therapeutics	286,732
562,000	*,g	Peijia Medical Ltd	1,369,435
315,000		Scholar Education Group	59,283
9,614,000		Shui On Land Ltd	1,421,001
1,052,000		VST Holdings Ltd	992,767
89

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

364,900		Yangzijiang Shipbuilding	$385,243
		TOTAL CHINA	29,168,386

COLOMBIA - 0.0%
378,661		Cementos Argos S.A.	638,520
		TOTAL COLOMBIA	638,520

DENMARK - 1.2%
44,476		Chemometec A.S.	6,744,200
90,175		FLSmidth & Co AS	3,428,477
17,799	*	Nilfisk Holding A.S.	620,810
23,615		PER Aarsleff A.S.	1,018,362
10,223		Royal Unibrew A.S.	1,269,956
124,819	g	Scandinavian Tobacco Group A.S.	2,804,791
84,676		Sydbank AS	2,909,900
		TOTAL DENMARK	18,796,496

EGYPT - 0.0%
43,773		Centamin plc	55,925
		TOTAL EGYPT	55,925

FINLAND - 1.6%
189,143		Kesko Oyj (B Shares)	6,155,561
1,010,842	*	Outokumpu Oyj	6,296,430
58,599		Sanoma-WSOY Oyj	912,192
130,079		Tokmanni Group Corp	2,959,668
216,130		Valmet Corp	8,774,014
		TOTAL FINLAND	25,097,865

FRANCE - 1.7%
119,884	g	ALD S.A.	1,786,934
72,374	*	Beneteau S.A.	1,104,874
320,642	*	Elis S.A.	6,088,219
80,870	*	Eramet	6,758,314
7,069		Inter Parfums S.A.	571,917
30,249		Sa des Ciments Vicat	1,290,989
303,744	*,e	Solutions 30 SE	2,744,065
282,475		SPIE S.A.	6,868,958
		TOTAL FRANCE	27,214,270

GERMANY - 4.2%
266,906		Aixtron AG.	6,338,948
118,856	e,g	ALDER Group S.A.	1,611,673
3,932		Amadeus Fire AG	908,169
50,408		Aurubis AG.	4,343,650
8,181		Cewe Color Holding AG.	1,142,434
8,461		Dermapharm Holding SE	851,030
24,778		Deutsche Beteiligungs AG.	1,144,944
69,579		DIC Asset AG.	1,221,782
9,168		Draegerwerk AG.	721,738
1,151		Draegerwerk AG. & Co KGaA	85,814
171,085	*	ElringKlinger AG.	2,417,009
73,681		Gerresheimer AG.	6,760,427
90

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

32,889		Hamburger Hafen und Logistik AG.	$737,202
162,373		Hensoldt AG.	2,624,090
131,249		Hugo Boss AG.	8,218,447
289,373	*	K&S AG.	4,986,554
5,330		KWS Saat AG.	454,717
456,866		Metro Wholesale & Food Specialist AG.	5,775,303
99,677	*	Morphosys AG.	4,691,422
1,974		New Work SE	481,490
10,721		NORMA Group	460,585
56,156		Patrizia Immobilien AG.	1,551,500
131,687	*	SAF-Holland SE	1,826,762
33,705		Stabilus S.A.	2,532,593
25,480		TAG Tegernsee Immobilien und Beteiligungs AG.	774,110
108,771		Wacker Construction Equipment AG.	3,570,451
1,017		Washtec AG.	66,180
8,604		Wuestenrot & Wuerttembergische AG.	179,231
		TOTAL GERMANY	66,478,255

GREECE - 0.3%
344,259	*	Public Power Corp	3,744,834
46,000		Sarantis S.A.	464,226
		TOTAL GREECE	4,209,060

GUERNSEY, C.I. - 0.0%
3,546		BMO Commercial Property Trust Ltd	4,969
		TOTAL GUERNSEY, C.I.	4,969

HONG KONG - 1.4%
693,500		ASM Pacific Technology	7,503,952
10,468,000	*,e	Beijing Energy International Holding Co Ltd	396,897
982,000		BOCOM International Holdings Co Ltd	220,089
3,577,000	*	China High Speed Transmission Equipment Group Co Ltd	2,773,097
381,200		Dah Sing Banking Group Ltd	364,712
1,303,000		Digital China Holdings Ltd	702,449
11,192,000	*	Glory Sun Financial Group Ltd	388,386
981,000		Hang Lung Group Ltd	2,297,061
1,950,500		HKBN Ltd	2,336,938
6,974,000		Hutchison Port Holdings Trust	1,502,269
478,000		Hutchison Telecommunications Hong Kong Holdings Ltd	76,323
2,084,734		K Wah International Holdings Ltd	833,923
316,000		Kerry Properties Ltd	893,237
94,000		Luk Fook Holdings International Ltd	256,186
438,000	*	Skyworth Digital Holdings Ltd	244,319
455,000		Stella International Holdings Ltd	542,105
142,000		Sun Hung Kai & Co Ltd	73,916
631,100	*	Television Broadcasts Ltd	490,752
		TOTAL HONG KONG	21,896,611

INDIA - 3.3%
370,116	*	Adani Power Ltd	496,648
96,667	*	Aditya Birla Fashion and Retail Ltd	340,391
7,645	*	Affle India Ltd	107,840
257,711	*	Alok Industries Ltd	76,043
14,585		Astral Polytechnik Ltd	426,394
91

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

108,709		Castrol India Ltd	$200,975
468,646		Central Depository Services India Ltd	8,490,883
97,167		Century Textile & Industries Ltd	1,016,413
3,777		Coforge Ltd	246,298
29,885		Computer Age Management Services Ltd	1,205,046
27,356		Coromandel International Ltd	287,502
147,447		Crompton Greaves Consumer Electricals Ltd	917,936
329,243	*	Crompton Greaves Ltd	645,870
8,439		Cummins India Ltd	101,144
4,563		Cyient Ltd	65,217
18,233		Dalmia Bharat Ltd	491,217
14,914		Deepak Nitrite Ltd	445,090
181,948	*	Dhani Services Ltd	433,641
25,957		Emami Ltd	184,561
146,630		Glenmark Pharmaceuticals Ltd	987,848
94,575	g	ICICI Securities Ltd	935,496
31,634		India Cements Ltd	87,269
209,482		Indiabulls Housing Finance Ltd	608,818
2,796	g	IndiaMart InterMesh Ltd	267,487
257,605		Indian Railway Catering & Tourism Corp Ltd	2,918,446
1,066,063	*	Jindal Steel & Power Ltd	5,959,784
446,240		JSW Energy Ltd	2,077,711
45,181		Kaveri Seed Co Ltd	315,150
107,817		KPIT Engineering Ltd	446,521
15,051	g	L&T Technology Services Ltd	952,251
1,689		Linde India Ltd	52,095
6,714	*	Max Financial Services Ltd	87,426
63,685		MindTree Ltd	3,831,795
36,889		Mphasis Ltd	1,599,955
7,300		Multi Commodity Exchange of India Ltd	166,389
78,965		Rajesh Exports Ltd	673,825
26,348		Rallis India Ltd	93,594
4,651		Relaxo Footwears Ltd	82,795
30,547		Sonata Software Ltd	341,971
5,920		SRF Ltd	167,650
38,026		Tanla Platforms Ltd	621,582
37,500		Tata Elxsi Ltd	2,945,853
3,158,113		Tata Power Co Ltd	9,061,193
807,921		Vakrangee Ltd	397,048
389,226		Welspun India Ltd	717,039
38,784		Zensar Technologies Ltd	239,924
		TOTAL INDIA	52,816,024

INDONESIA - 0.8%
77,741,000		Erajaya Swasembada Tbk PT	3,572,862
12,036,400		Golden Agri-Resources Ltd	2,360,634
638,800		Indo Tambangraya Megah Tbk PT	973,925
1,515,200	*	Indosat Tbk PT	740,318
5,846,736		Industri Jamu Dan Farmasi Sido Muncul Tbk PT	348,720
27,349,100		Japfa Comfeed Indonesia Tbk PT	3,340,675
28,864,000	*	Lippo Karawaci Tbk PT	301,526
1,376,900		PT AKR Corporindo Tbk	415,436
7,052,400		Puradelta Lestari Tbk PT	111,504
1,797,500		XL Axiata Tbk PT	391,411
		TOTAL INDONESIA	12,557,011
92

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

IRELAND - 0.6%
546,213	*	AIB Group plc	$1,478,313
371,847		Glanbia plc	6,072,668
749,348		Irish Residential Properties REIT plc	1,411,981
		TOTAL IRELAND	8,962,962

ISRAEL - 2.4%
43,597		Ashtrom Group Ltd	1,019,408
29,163		Audiocodes Ltd	1,015,273
14,887		Elco Holdings Ltd	964,579
3,009	*	Electreon Wireless Ltd	160,608
17,110	*	Fattal Holdings 1998 Ltd	1,838,750
5,422		Formula Systems 1985 Ltd	584,021
106,224		Gazit Globe Ltd	860,871
201,551		Harel Insurance Investments & Finances Ltd	2,253,388
12,096		Ituran Location and Control Ltd	314,617
70,249	*	Kornit Digital Ltd	11,751,253
2,658		Malam-Team Ltd	89,431
118,382		Maytronics Ltd	2,798,340
58,635	*	NEOGAMES S.A.	2,178,290
7,128,650	*	Oil Refineries Ltd	1,928,889
81,289		Reit Ltd	508,294
33,852		Saipens International Corp NV	1,171,155
69,094		Strauss Group Ltd	2,030,876
189,458	*	Tower Semiconductor Ltd (Tel Aviv)	6,203,209
		TOTAL ISRAEL	37,671,252

ITALY - 1.5%
88,506		Banca IFIS S.p.A.	1,636,620
202,427		Banca Popolare di Sondrio SCARL	879,650
224,047		Buzzi Unicem S.p.A.	5,225,542
50,897		Credito Emiliano S.p.A.	386,155
70,344	*	Danieli & Co S.p.A. (RSP)	1,519,014
143,263		De’Longhi S.p.A.	5,604,437
2,261		Reply S.p.A	438,868
23,615		Sesa S.p.A	4,632,992
182,979		Tamburi Investment Partners S.p.A.	2,065,575
25,365		Tinexta S.p.A	1,124,380
		TOTAL ITALY	23,513,233

JAPAN - 17.0%
29,300		Aeon Delight Co Ltd	899,859
416,000		Alps Electric Co Ltd	4,064,760
38,300		Altech Corp	689,937
291,800		Asics Corp	7,272,072
12,300		BayCurrent Consulting, Inc	5,104,744
84,700		Central Glass Co Ltd	1,577,251
42,600		Chugoku Electric Power Co, Inc	353,360
1,072,400		Citizen Watch Co Ltd	4,676,800
49,500		Computer Engineering & Consulting Ltd	589,332
15,929		Daiichi Jitsugyo Co Ltd	740,930
46,500		Daiken Corp	1,016,149
93

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

101,200		Daio Paper Corp	$1,780,771
322,700	*	Dena Co Ltd	5,960,971
158,200		Fancl Corp	4,796,302
1,430,600	*	Fujikura Ltd	7,716,439
264,600		Furukawa Electric Co Ltd	5,789,735
19,200		Fuyo General Lease Co Ltd	1,247,835
111,200		Goldcrest Co Ltd	1,593,272
120,000	*	GungHo Online Entertainment Inc	2,251,304
42,400		Hanwa Co Ltd	1,273,634
975,000		Hitachi Zosen Corp	7,644,902
25		Hoshino Resorts REIT, Inc	163,239
96,700		Hosiden Corp	1,019,556
57,300		Inaba Denki Sangyo Co Ltd	1,374,488
62,400		Inabata & Co Ltd	923,752
67,500		Itochu Enex Co Ltd	595,581
37,200	*	Jafco Co Ltd	2,356,886
239,240	e	Japan Investment Adviser Co Ltd	2,616,204
48,700		Japan Petroleum Exploration Co	886,228
2,500		Japan Pulp & Paper Co Ltd	84,336
30,400		Joshin Denki Co Ltd	632,758
112,500		Kanto Denka Kogyo Co Ltd	1,034,799
168,100		Kawasaki Heavy Industries Ltd	3,411,158
137,200		Kinden Corp	2,251,537
102,100		Kintetsu World Express, Inc	2,452,098
168,500		Kitz Corp	1,127,232
598,800		Kobe Steel Ltd	3,518,184
83,300		Kohnan Shoji Co Ltd	2,605,069
166,600		Komeri Co Ltd	3,847,341
134,400		Komori Corp	877,860
1,064,100		Konica Minolta Holdings, Inc	5,266,963
16,100		Konoike Transport Co Ltd	176,226
563,000		K’s Holdings Corp	5,811,687
47,000		Kumagai Gumi Co Ltd	1,163,318
76,400	e	Kura Corp	2,471,976
937,800		Kyushu Electric Power Co, Inc	6,606,222
20,300		Maruzen Showa Unyu Co Ltd	619,951
156,600		Maxell Holdings Ltd	1,884,408
14,900		Maxvalu Tokai Co Ltd	341,371
24,300		Milbon Co Ltd	1,454,938
31,600		Mimasu Semiconductor Industry Co Ltd	691,412
285,600		Mitsubishi Materials Corp	5,544,285
1,027,100	*	Mitsubishi Motors Corp	3,287,255
16,900		Mitsubishi Research Institute, Inc	631,210
101,500		Mitsui Mining & Smelting Co Ltd	2,912,561
52,800		Mitsui-Soko Co Ltd	1,059,026
84,500		Mizuno Corp	1,966,587
2,543		Mori Hills REIT Investment Corp	3,447,901
22,800		Musashino Bank Ltd	358,137
54,000		Nichiha Corp	1,552,324
159,900		Nihon Kohden Corp	5,087,897
54,000		Nihon Unisys Ltd	1,517,226
530,600		Nikon Corp	5,850,264
302,600		Nippon Electric Glass Co Ltd	7,726,268
86,500		Nippon Konpo Unyu Soko Co Ltd	1,689,978
94

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

18,000		Nippon Steel Trading Co Ltd	$813,956
96,400		NOF Corp	4,837,986
50,540		Nojima Corp	1,108,394
49,600		NOK Corp	575,745
287,800		Nomura Co Ltd	2,837,544
960,900	*	NTN Corp	2,083,740
14,300	e	OBIC Business Consultants Ltd	705,922
1,841,800		Onward Kashiyama Co Ltd	5,447,273
22,300		Organo Corp	1,416,676
18,700		Paramount Bed Holdings Co Ltd	348,925
118,200	e	Pharma Foods International Co Ltd	2,678,973
25,100	e	Pressance Corp	416,007
88,800		Prima Meat Packers Ltd	2,087,106
56,300		Proto Corp	695,361
552,900		Rengo Co Ltd	4,192,710
12,800		Riken Keiki Co Ltd	355,176
30,000		Riken Vitamin Co Ltd	492,616
35,600		Riso Kagaku Corp	751,344
600		Rorze Corp	57,509
77,500		Ryobi Ltd	812,463
191,700		Sankyo Co Ltd	4,652,926
355,400		Sanwa Shutter Corp	4,145,262
112,600		Sanyo Special Steel Co Ltd	1,856,895
96,200		Sato Corp	2,217,379
65,600		SBS Holdings, Inc	2,333,942
31,500		Seria Co Ltd	1,039,931
22,100		Shiga Bank Ltd	357,609
277,700		Shikoku Electric Power Co, Inc	1,808,600
41,600		Shima Seiki Manufacturing Ltd	799,909
16,200		Shinko Electric Co Ltd	186,674
28,800	e	Shinwa Kaiun Kaisha Ltd	906,987
25,600		Shizuoka Gas Co Ltd	270,039
17,500		Showa Denko KK	438,901
13,500		Sinko Industries Ltd	245,044
991,400		Sky Perfect Jsat Corp	3,718,020
55,100		Starts Corp, Inc	1,324,094
63,300		Sumitomo Bakelite Co Ltd	2,844,871
88,100		Sun Frontier Fudousan Co Ltd	826,744
39,400		Taikisha Ltd	1,125,287
233,200		Takara Bio, Inc	6,085,789
96,400		Takara Leben Co Ltd	262,702
12,600		Takasago International Corp	328,380
44,700		Takasago Thermal Engineering Co Ltd	817,730
82,800		Takeuchi Manufacturing Co Ltd	2,125,836
77,600		Tamron Co Ltd	1,824,163
21,700		Toda Corp	136,702
183,400		Toho Pharmaceutical Co Ltd	2,969,240
119,000		Tokuyama Corp	2,037,798
50,600		Tokyo Seimitsu Co Ltd	2,060,231
68,400		Toppan Forms Co Ltd	657,587
221,500		Tosei Corp	2,129,233
27,200	*	Trans Cosmos, Inc/Japan	820,137
336,900		UBE Industries Ltd	6,276,903
38,600		Uchida Yoko Co Ltd	1,632,945
95

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

174,200		Wacoal Holdings Corp	$3,488,575
7,000		WDB Holdings Co Ltd	220,642
63,300		World Co Ltd	776,937
366,600		Yamaguchi Financial Group, Inc	2,046,552
13,200		Yokogawa Bridge Holdings Corp	266,062
		TOTAL JAPAN	268,716,740

KOREA, REPUBLIC OF - 5.5%
142,996		Daewoong Co Ltd	3,874,605
11,313		Daewoong Pharmaceutical Co Ltd	1,359,814
138,705		Daishin Securities Co Ltd	2,477,375
28,439		Daishin Securities Co Ltd PF	461,580
89,643		Dongbu HiTek Co Ltd	4,430,892
148,271		Dongwon Development Co Ltd	682,696
91,708		DoubleUGames Co Ltd	5,040,855
112,461	*	Eubiologics Co Ltd	4,605,475
15,608		Hanwha Corp	449,305
2,177,187		Hanwha Life Insurance Co Ltd	6,487,450
71,457		Hyosung Corp	6,326,600
119,002	*	Hyundai Construction Equipment Co Ltd	4,118,955
53,103		Ilyang Pharmaceutical Co Ltd	1,355,837
216,008		JB Financial Group Co Ltd	1,642,091
25,727		Kolon Industries, Inc	1,968,513
20,684	*	KONA I Co Ltd	612,415
70,956		LG Hausys Ltd	4,230,909
227,015		LG International Corp	5,291,633
126,361	*	Lock & Lock Co Ltd	1,135,825
7,990		Lotte Chilsung Beverage Co Ltd	997,663
426		Lotte Confectionery Co Ltd	46,969
105,177		LOTTE Reit Co Ltd	509,641
97,173		LS Cable Ltd	5,209,896
42,732		LS Industrial Systems Co Ltd	2,162,699
24,311		MegaStudyEdu Co Ltd	1,600,481
3,440		Meritz Fire & Marine Insurance Co Ltd	81,768
10,799	*	OCI Co Ltd	1,196,458
21,541		Osstem Implant Co Ltd	2,283,376
191,793		Samsung Techwin Co Ltd	7,407,913
228,861		Seah Besteel Corp	4,246,199
5,880		Shinyoung Securities Co Ltd	316,302
539,040		SK Networks Co Ltd	2,348,105
46,591		Ubiquoss Holdings, Inc	663,447
15,578		Unid Co Ltd	1,557,790
2,526		Value Added Technologies Co Ltd	87,741
		TOTAL KOREA, REPUBLIC OF	87,269,273

LUXEMBOURG - 0.3%
495,869		SES S.A.	4,453,502
		TOTAL LUXEMBOURG	4,453,502

MALAYSIA - 0.7%
3,754,900		Frontken Corp BHD	3,464,722
81,600		Genting Plantations BHD	143,849
391,200	*	Greatech Technology Bhd	680,291
687,000		IJM Corp BHD	307,601
96

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

596,800		IOI Properties Group BHD	$184,473
624,900		Leong Hup International BHD	98,762
1,780,509	g	Lotte Chemical Titan Holding BHD	1,170,233
256,800		Malaysian Pacific Industries BHD	2,961,872
1,780,600		Malaysian Resources Corp BHD	176,510
15,344,300	*	Sapurakencana Petroleum BHD	371,532
90,800		ViTrox Corp BHD	431,323
2,886,500		YTL Corp BHD	439,144
		TOTAL MALAYSIA	10,430,312

MALTA - 0.3%
119,840	*	Kambi Group plc	3,263,856
80,963		Kindred Group plc	1,137,714
		TOTAL MALTA	4,401,570

MEXICO - 0.2%
172,300		Bolsa Mexicana de Valores S.A. de C.V.	330,072
255,200		Corp Inmobiliaria Vesta SAB de C.V.	444,257
108,800		Grupo Cementos de Chihuahua SAB de C.V.	809,341
644,600		Grupo Comercial Chedraui S.a. DE C.V.	1,271,166
600,500	g	Macquarie Mexico Real Estate Management SA de CV	716,353
226,700		PLA Administradora Industrial S de RL de C.V.	317,565
37,000		ProLogis Property Mexico S.A. de C.V.	85,168
		TOTAL MEXICO	3,973,922

NETHERLANDS - 2.2%
31,070		AMG Advanced Metallurgical Group NV	916,413
22,544		ASM International NV	10,203,067
1,354	*	Brack Capital Properties NV	158,049
89,761		Brunel International NV	1,233,364
606,446	*	Fugro NV	5,139,945
21,345	*,g	Intertrust NV	322,747
160,469	*	Meltwater Holding BV	744,609
311,107	*	OCI NV	8,819,418
161,716	g	Signify NV	7,836,173
		TOTAL NETHERLANDS	35,373,785

NEW ZEALAND - 0.0%
363,437		Kiwi Property Group Ltd	304,768
		TOTAL NEW ZEALAND	304,768

NORWAY - 0.4%
6,928	g	Europris ASA	51,302
196,172	g	Fjordkraft Holding ASA	1,167,972
263,623	*	LINK Mobility Group Holding ASA	850,206
118,000	g	Sbanken ASA	1,382,829
25,849		Sparebank Oestlandet	425,926
146,187		Sparebanken Nord-Norge	1,772,617
		TOTAL NORWAY	5,650,852

PERU - 0.1%
57,721		Intercorp Financial Services, Inc	1,657,747
		TOTAL PERU	1,657,747
97

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

PHILIPPINES - 0.0%
315,600		Semirara Mining & Power Corp	$162,777
		TOTAL PHILIPPINES	162,777

POLAND - 0.4%
87,801		Asseco Poland S.A.	2,162,211
53,459		Bank Handlowy w Warszawie S.A.	775,871
53,582		Ciech S.A.	476,774
611,880	*	Enea S.A.	1,553,333
56,239	*	Grupa Azoty S.A.	420,067
63,721		Warsaw Stock Exchange	702,645
		TOTAL POLAND	6,090,901

PORTUGAL - 0.0%
14,127		Corticeira Amorim SGPS S.A.	196,705
		TOTAL PORTUGAL	196,705

RUSSIA - 0.1%
134,625		Sistema PJSFC (GDR)	1,017,765
		TOTAL RUSSIA	1,017,765

SAUDI ARABIA - 0.0%
50,694		Saudi Ceramic Co	735,834
		TOTAL SAUDI ARABIA	735,834

SINGAPORE - 0.7%
6,636,700		Frasers Logistics & Industrial Trust	7,473,141
789,600		Olam International Ltd	995,377
425,000		Overseas Union Enterprise Ltd	435,358
1,152,600		Raffles Medical Group Ltd	1,172,361
1,765,800		Sasseur Real Estate Investment Trust	1,113,037
		TOTAL SINGAPORE	11,189,274

SOUTH AFRICA - 0.8%
128,057		DataTec Ltd	348,751
374,827	*	Distell Group Holdings Ltd	4,492,036
2,706,810	*	Life Healthcare Group Holdings Pte Ltd	4,309,631
312,016	*,e	Massmart Holdings Ltd	1,279,521
659,398		Transaction Capital Ltd	1,902,865
		TOTAL SOUTH AFRICA	12,332,804

SPAIN - 1.2%
530,047		Acerinox S.A.	7,379,485
36,221	g	Befesa S.A.	2,694,829
358,377	g	ContourGlobal plc	975,444
19,151		Corp Financiera Alba	1,091,366
3,756,129	*	Distribuidora Internacional de Alimentacion S.A.	68,605
417,925		Faes Farma S.A. (Sigma)	1,704,452
13,303		Laboratorios Farmaceuticos Rovi S.A	931,923
49,478		Viscofan S.A.	3,383,176
		TOTAL SPAIN	18,229,280
98

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

SWEDEN - 6.6%
196,062	g	AcadeMedia AB	$1,406,212
77,672		AF AB	2,311,288
38,141	g	Ambea AB	265,139
486,103		Arjo AB	6,629,112
54,035		Beijer Alma AB	1,355,909
259,760		Betsson AB	1,813,130
46,452	*,g	BioArctic AB	638,255
28,394		Biotage AB	917,813
250,995		Bonava AB	2,479,632
48,840	*,g	Boozt AB	822,766
31,469		Bure Equity AB	1,460,707
99,495		Clas Ohlson AB (B Shares)	1,071,235
630,815		Cloetta AB	2,003,833
401,447	*	Collector AB	1,977,477
524,774	*,e	Embracer Group AB	4,894,382
140,562		Fagerhult AB	1,127,704
125,445	*,e	Fingerprint Cards AB	300,466
257,049		Getinge AB (B Shares)	11,503,416
26,165		Investment AB Oresund	455,176
130,442		Inwido AB	2,391,496
669,421	g	LeoVegas AB	2,533,350
271,931		Lifco AB	7,929,042
223,363		Lindab International AB	7,317,994
63,299		MIPS AB	7,643,347
210,405		NCC AB (B Shares)	3,645,552
183,176		Nobia AB	1,128,990
231,207	g	Nobina AB	2,214,614
43,638	e	Paradox Interactive AB	640,241
622,014		Samhallsbyggnadsbolaget i - D	2,262,659
1,373,019		Samhallsbyggnadsbolaget i Norden AB	9,208,884
203,238	*	Storytel AB	4,007,252
104,091		SwedenCare AB	1,709,634
95,741	g	Thule Group AB	5,531,965
99,212		Wihlborgs Fastigheter AB	2,352,142
		TOTAL SWEDEN	103,950,814

SWITZERLAND - 3.2%
2,067,279	*	Aryzta AG.	2,703,207
11,257		Bachem Holding AG.	9,061,419
3,098		Coltene Holding AG.	391,141
29,640		DKSH Holding AG.	2,375,785
14,628		EFG International	102,595
492		Emmi AG.	512,903
239		LEM Holding S.A.	579,489
557,510		OC Oerlikon Corp AG.	5,676,399
64,923		PSP Swiss Property AG.	8,115,764
7,915	*	Rieter Holding AG.	1,642,977
16,075		Tecan Group AG.	9,849,187
14,821	g	VAT Group AG.	7,084,892
26,201		Vetropack Holding AG.	1,612,707
4,873	*	V-ZUG Holding AG.	684,434
		TOTAL SWITZERLAND	50,392,899
99

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

TAIWAN - 4.5%
210,000		Chang Wah Technology Co Ltd	$787,951
1,791,000		China Bills Finance Corp	1,073,377
3,933,000		ChipMOS Technologies, Inc	6,540,017
115,000		Clevo Co	142,560
100,000		eMemory Technology, Inc	8,306,549
4,479,000		Evergreen International Storage & Transport Corp	4,373,958
1,513,000		Faraday Technology Corp	10,981,084
1,613,000	*	Forhouse Corp	646,982
83,000		Formosa Sumco Technology Corp	471,851
1,785,000		King Yuan Electronics Co Ltd	2,561,278
1,510,000		King’s Town Bank	2,254,703
564,000		KMC Kuei Meng International In	4,109,245
1,169,500		Lien Hwa Industrial Corp	2,348,365
1,295,000		Marketech International Corp	5,447,489
5,178,806	*	Mercuries Life Insurance Co Lt	1,707,990
1,568,000		Paiho Shih Holdings Corp	2,117,422
323,000		Prince Housing & Development Corp	154,104
884,000	*	Ritek Corp	311,296
607,100		Ruentex Industries Ltd	2,369,073
1,065,000		Sigurd Microelectronics Corp	2,251,094
49,000		Simplo Technology Co Ltd	527,894
399,000		Systex Corp	1,238,841
334,000		Taiwan Secom Co Ltd	1,207,874
309,000		Topco Scientific Co Ltd	1,535,661
2,821,000		TPK Holding Co Ltd	4,315,078
988,183	*	Union Bank Of Taiwan	419,490
2,069,160	*	United Renewable Energy Co Ltd/Taiwan	1,782,494
874,575		Waterland Financial Holdings	500,279
343,000		Yeun Chyang Industrial Co Ltd	389,038
		TOTAL TAIWAN	70,873,037

THAILAND - 0.1%
762,900		SC Asset Corp PCL	82,308
897,100		Supalai PCL	632,821
409,200		TQM Corp PCL	1,295,488
		TOTAL THAILAND	2,010,617

TURKEY - 1.0%
1,742,985		Anadolu Efes Biracilik Ve Malt Sanayii AS	4,024,783
4,686,788		Haci Omer Sabanci Holding AS	5,456,231
1,343,509		Sok Marketler Ticaret AS.	1,551,170
566,611		Tofas Turk Otomobil Fabrik	3,465,439
86,376		Turk Traktor ve Ziraat Makineleri AS	1,486,378
		TOTAL TURKEY	15,984,001

UNITED ARAB EMIRATES - 0.1%
3,261,882		Dana Gas PJSC	918,470
		TOTAL UNITED ARAB EMIRATES	918,470

UNITED KINGDOM - 12.5%
1,086,893		888 Holdings plc	5,694,028
692,532		AJ Bell plc	3,885,837
1,050,614		Alliance Pharma plc	1,478,077
100

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

267,352		Big Yellow Group plc	$5,411,436
559,105		Brewin Dolphin Holdings plc	2,880,841
11,065,069	*	Centrica plc	9,134,065
14,506		Clipper Logistics plc	142,434
165,982	g	CMC Markets plc	570,277
2,160,420		Coats Group plc	1,904,079
72,762		Computacenter plc	2,675,080
93,722	*	CVS Group plc	3,194,095
168,870		Derwent London plc	7,811,214
139,380		Diploma plc	5,728,117
971,988		Dixons Carphone plc	1,616,176
1,306,419	*	Dr. Martens PLC	6,593,778
311,039	*	Draper Esprit plc	4,104,453
16,072		Dunelm Group plc	281,320
17,960		EMIS Group plc	331,649
718,555	*	Empiric Student Property plc	870,290
44,261	*	Ergomed plc	869,229
285,936	*,e	Firstgroup plc	394,448
346,346	*	Frasers Group plc	3,052,896
116,507	*,g	Funding Circle Holdings plc	250,330
446,205		Grainger plc	1,876,667
499,536		Halfords Group plc	1,821,218
17,501		Helical Bar plc	110,308
591,421		HomeServe plc	6,920,281
84,399	*	Hotel Chocolat Group Ltd	609,863
350,339		Hunting plc	812,200
603,872		IG Group Holdings plc	6,557,718
299,948		Intermediate Capital Group plc	8,996,928
3,324,327		IP Group plc	5,486,709
107,655		Kainos Group plc	2,917,160
20,292		Keller Group plc	254,657
2,139,896		LondonMetric Property plc	7,653,430
1,777,818		LXI REIT plc	3,567,125
2,671,568		Man Group plc	8,507,922
252,802		Ninety One plc	902,296
69,540		Numis Corp plc	320,720
17,419		Pets at Home Group plc	114,998
264,319		PZ Cussons plc	776,533
1,119,316		QinetiQ plc	4,130,212
84,874		Rathbone Brothers	2,281,954
1,022,713		Rightmove plc	9,667,261
1,455,856		Rotork plc	7,037,760
452,049		Safestore Holdings plc	7,436,197
358,660		Serco Group plc	619,554
1,387,374		Spirent Communications plc	5,468,232
421,155		Sthree plc	3,394,831
720,457		Subsea 7 S.A.	6,467,183
55,049	*	Team17 Group plc	534,895
3,142,593		Tritax Big Box REIT plc	9,671,122
553,648		Unite Group plc	8,266,400
95,621		Vesuvius plc	616,541
593,237		Warehouse REIT plc	1,331,475
439,817		Watkin Jones plc	1,453,617
73,344		Weir Group plc	1,739,775
		TOTAL UNITED KINGDOM	197,197,891
101

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	RATE	VALUE

UNITED STATES - 2.7%
296,162	*	Carnival plc		$5,978,223
3,049,459		Diversified Gas & Oil plc		4,817,265
21,394	*	Fiverr International Ltd		3,644,468
84,769		iShares Core MSCI Emerging Markets ETF		5,292,129
38,991		iShares MSCI Canada Index Fund		1,527,667
202,217	e	iShares MSCI EAFE Small-Cap ETF		15,419,046
70,000		Parade Technologies Ltd		4,509,366
344,800	*,e,g	Razer, Inc		86,600
31,164	*	Taro Pharmaceutical Industries Ltd		1,731,783
		TOTAL UNITED STATES		43,006,547

		TOTAL COMMON STOCKS		1,577,585,707
		(Cost $1,416,333,455)

SHORT-TERM INVESTMENTS - 0.7%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.7%
10,388,990	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030%	10,388,990
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES		10,388,990

		TOTAL SHORT-TERM INVESTMENTS		10,388,990
		(Cost $10,388,990)
		TOTAL INVESTMENTS - 100.6%		1,587,974,697
		(Cost $1,426,722,445)
		OTHER ASSETS & LIABILITIES, NET - (0.6)%		(8,901,618)
		NET ASSETS - 100.0%		$1,579,073,079

Abbreviation(s):
ADR American Depositary Receipt
ETF Exchange Traded Fund
GDR Global Depositary Receipt
REIT Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $16,662,092.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/21, the aggregate value of these securities is $64,536,285 or 4.1% of net assets.
102

TIAA-CREF FUNDS – Social Choice International Equity Fund

TIAA-CREF FUNDS
SOCIAL CHOICE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.9%

AUSTRALIA - 6.7%
74,309		APA Group	$461,061
10,912		Aurizon Holdings Ltd	27,820
211,357		AusNet Services	393,050
287,274		Australia & New Zealand Banking Group Ltd	6,113,325
8,834		Australian Stock Exchange Ltd	555,551
81,848		BlueScope Steel Ltd	1,278,965
40,091		Brambles Ltd	304,158
4,415		Cochlear Ltd	738,462
29,991		Coles Group Ltd	388,653
113,549		Commonwealth Bank of Australia	9,000,143
33,257		Computershare Ltd	473,226
33,670		CSL Ltd	7,661,282
39,866		Dexus Property Group	327,012
123,256		Evolution Mining Ltd	334,633
288,111		Fortescue Metals Group Ltd	3,002,127
114,345		Goodman Group	1,893,197
84,960		GPT Group	331,688
71,463		Insurance Australia Group Ltd	258,944
63,533		Lend Lease Corp Ltd	503,322
33,263		Macquarie Group Ltd	4,908,148
190,339		Mirvac Group	406,215
120,833		Newcrest Mining Ltd	2,263,908
22,517		Northern Star Resources Ltd	155,881
2,654		Orica Ltd	30,466
461,549		Origin Energy Ltd	1,767,723
83,107		QBE Insurance Group Ltd	744,093
24,861		Ramsay Health Care Ltd	1,328,723
72,273		Seek Ltd	1,796,192
192,404		Stockland Trust Group	663,205
136,134	*	Sydney Airport	844,226
340,797		Transurban Group	3,472,433
186,464		Vicinity Centres	243,519
72,928		Wesfarmers Ltd	3,155,282
325,276		Westpac Banking Corp	6,328,286
44,903		Wisetech Global Ltd	1,750,041
41,323		Woodside Petroleum Ltd	722,391
		TOTAL AUSTRALIA	64,627,351

AUSTRIA - 0.8%
31,796		Erste Bank der Oesterreichischen Sparkassen AG.	1,363,594
84,431		Mondi plc	2,108,559
48,800		OMV AG.	2,954,514
29,644		Voestalpine AG.	1,125,911
		TOTAL AUSTRIA	7,552,578
103

TIAA-CREF FUNDS – Social Choice International Equity Fund

SHARES		COMPANY	VALUE

BELGIUM - 1.0%
43,395		KBC Groep NV	$4,041,071
3,149		Solvay S.A.	374,328
23,024		UCB S.A.	2,751,959
44,277		Umicore S.A.	2,538,687
		TOTAL BELGIUM	9,706,045

CHILE - 0.3%
130,668		Antofagasta plc	2,548,710
		TOTAL CHILE	2,548,710

CHINA - 1.1%
1,094,017		BOC Hong Kong Holdings Ltd	3,466,769
81,270		Prosus NV	7,158,504
		TOTAL CHINA	10,625,273

DENMARK - 2.6%
14,349		Ambu A.S.	408,472
3,923		Chr Hansen Holding A/S	312,133
8,437		Coloplast AS	1,377,914
5,622	*	Genmab AS	2,525,692
14,973		GN Store Nord	909,867
115,352		Novo Nordisk AS	12,648,907
3,950		Novozymes AS	290,557
21,837	g	Orsted AS	3,084,312
4,056		Pandora AS	567,579
1,728		Tryg A.S.	41,011
75,977		Vestas Wind Systems A.S.	3,284,456
		TOTAL DENMARK	25,450,900

FINLAND - 0.8%
3,543		Elisa Oyj (Series A)	213,821
26,369		Kesko Oyj (B Shares)	858,165
70,045		Neste Oil Oyj	3,899,532
12,657		Orion Oyj (Class B)	548,094
37,810		Stora Enso Oyj (R Shares)	629,140
25,253		UPM-Kymmene Oyj	891,202
50,005		Wartsila Oyj (B Shares)	693,481
		TOTAL FINLAND	7,733,435

FRANCE - 10.1%
18,445	*	Accor S.A.	660,080
28,090		Air Liquide	4,689,841
14,375	g	Amundi S.A.	1,280,771
32,802		Atos Origin S.A.	1,711,368
206,629		AXA S.A.	6,011,454
103,231		BNP Paribas S.A.	6,909,995
48,149		Bouygues S.A.	1,950,772
21,702		Cap Gemini S.A.	5,060,100
64,656		Carrefour S.A.	1,170,523
56,879		CNP Assurances	1,425,112
78,190		Danone	5,096,873
18,353		Eiffage S.A.	1,888,986
104

TIAA-CREF FUNDS – Social Choice International Equity Fund

SHARES		COMPANY	VALUE

29,579		Essilor International S.A.	$6,119,815
10,754		Eurazeo	1,008,013
14,148		Fonciere Des Regions	1,225,413
3,308		Gecina S.A.	462,917
3,020		Hermes International	4,795,503
6,235		Kering	4,679,583
53,077		Klepierre	1,263,565
18,096		Legrand S.A.	1,974,093
20,345		L’Oreal S.A.	9,306,916
26,986		Michelin (C.G.D.E.) (Class B)	4,242,670
156,960		Orange S. A.	1,711,641
2,332		SEB S.A.	365,399
129,420		Societe Generale	4,323,136
2,659		Teleperformance	1,110,695
191,516		Total S.A.	9,590,154
30,833	*	Unibail-Rodamco-Westfield	2,201,621
76,090		Valeo S.A.	2,235,681
60,583	*	Vivendi SE	1,758,903
60,583		Vivendi Universal S.A.	780,464
5,026		Wendel	669,511
		TOTAL FRANCE	97,681,568

GERMANY - 8.2%
15,858		Adidas-Salomon AG.	5,190,343
34,692		Allianz AG.	8,055,841
73,369		BASF SE	5,280,634
49,012		Bayerische Motoren Werke AG.	4,951,976
12,246		Beiersdorf AG.	1,302,159
9,703		Brenntag AG.	923,126
13,541		Deutsche Boerse AG.	2,247,902
94,087		Deutsche Post AG.	5,824,642
31,570		HeidelbergCement AG.	2,377,376
27,629	*	HelloFresh SE	2,239,023
34,434		Henkel KGaA	2,875,662
34,682		Henkel KGaA (Preference)	3,107,074
3,912		LEG Immobilien AG.	581,883
18,427		Merck KGaA	4,354,756
15,983		MTU Aero Engines Holding AG.	3,560,013
12,007		Muenchener Rueckver AG.	3,555,108
5,666		Puma AG. Rudolf Dassler Sport	702,866
77,422		SAP AG.	11,211,564
59,333		Siemens AG.	9,646,471
253,860		Telefonica Deutschland Holding AG.	661,411
12,853	*,g	Zalando SE	1,214,359
		TOTAL GERMANY	79,864,189

HONG KONG - 2.6%
366,500		CLP Holdings Ltd	3,588,372
194,981		Hang Seng Bank Ltd	3,705,210
355,000		Hong Kong Electric Holdings Ltd	2,169,512
111,038		Hong Kong Exchanges and Clearing Ltd	6,689,119
429,230		Link REIT	3,802,737
512,231		MTR Corp	2,794,278
164,968		Swire Pacific Ltd (Class A)	1,037,086
105

TIAA-CREF FUNDS – Social Choice International Equity Fund

SHARES		COMPANY	VALUE

387,600		Swire Properties Ltd	$1,039,142
		TOTAL HONG KONG	24,825,456

IRELAND - 0.9%
101,529		CRH plc	4,858,550
26,244		Kerry Group plc (Class A)	3,522,249
		TOTAL IRELAND	8,380,799

ISRAEL - 0.3%
356,641		Bank Hapoalim Ltd	3,512,543
		TOTAL ISRAEL	3,512,543

ITALY - 2.3%
39,107		Amplifon S.p.A.	1,990,087
152,145	e	Assicurazioni Generali S.p.A.	3,312,986
779,248		Enel S.p.A.	6,523,695
334,509		ENI S.p.A.	4,794,330
1,880,464		Intesa Sanpaolo S.p.A.	5,344,610
		TOTAL ITALY	21,965,708

JAPAN - 23.1%
52,900		Aeon Co Ltd	1,216,945
60,200		Ajinomoto Co, Inc	1,802,429
22,714	*	All Nippon Airways Co Ltd	529,260
137,300		Asahi Kasei Corp	1,442,384
164,600		Astellas Pharma, Inc	2,774,953
3,900		Azbil Corp	166,268
20,800		Capcom Co Ltd	559,840
18,781		Central Japan Railway Co	2,785,984
115,865		Chugai Pharmaceutical Co Ltd	4,332,118
8,427		Dai Nippon Printing Co Ltd	208,779
6,800		Daifuku Co Ltd	626,004
167,500		Daiichi Sankyo Co Ltd	4,226,421
16,475		Daikin Industries Ltd	3,608,268
52,149		Daiwa House Industry Co Ltd	1,720,405
64,159		Denso Corp	4,651,216
34,332		East Japan Railway Co	2,138,419
34,148		Eisai Co Ltd	2,419,595
367,300		ENEOS Holdings, Inc	1,481,045
2,800		Fast Retailing Co Ltd	1,858,689
34,000		Fujifilm Holdings Corp	2,627,431
25,672		Fujitsu Ltd	4,436,883
10,616		Hankyu Hanshin Holdings, Inc	329,155
61,711		Hino Motors Ltd	583,766
23,400	*	Hitachi Construction Machinery Co Ltd	746,599
24,563	*	Hitachi Metals Ltd	464,994
600		Hoshizaki Electric Co Ltd	50,455
70,141		Hulic Co Ltd	674,440
32,400		Ibiden Co Ltd	1,946,784
178,250		Inpex Holdings, Inc	1,486,484
30		Japan Retail Fund Investment Corp	27,556
50,600		Kajima Corp	623,025
2,900		Kansai Paint Co Ltd	67,152
31,900		Kao Corp	1,804,520
106

TIAA-CREF FUNDS – Social Choice International Equity Fund

SHARES		COMPANY	VALUE

170,796		KDDI Corp	$5,222,939
1,500		Keio Corp	75,717
1,100		Keisei Electric Railway Co Ltd	35,399
14,846		Keyence Corp	8,961,264
24,200		Kikkoman Corp	1,979,320
3,165	*	Kintetsu Corp	99,628
3,200		Kobayashi Pharmaceutical Co Ltd	256,211
25,600	e	Kobe Bussan Co Ltd	881,835
104,100		Komatsu Ltd	2,726,514
4,700		Kose Corp	545,791
109,572		Kubota Corp	2,334,212
40,100		Kyowa Hakko Kogyo Co Ltd	1,318,811
3,200		Lawson, Inc	154,751
12,000		Lion Corp	199,853
12,800		LIXIL Group Corp	328,830
15,100		MEIJI Holdings Co Ltd	952,942
114,879		Mitsubishi Chemical Holdings Corp	950,902
149,179		Mitsubishi Corp	4,743,588
174,226		Mitsubishi Estate Co Ltd	2,647,710
3,900		Mitsui Chemicals, Inc	115,962
126,000		Mitsui Fudosan Co Ltd	2,880,843
4,500		Miura Co Ltd	173,094
17,600		MS&AD Insurance Group Holdings Inc	568,609
60,500		Murata Manufacturing Co Ltd	4,487,802
4,500		Nabtesco Corp	146,041
46,701		NEC Corp	2,391,185
5,600		NGK Insulators Ltd	93,246
12,404		Nintendo Co Ltd	5,478,313
4,000		Nippon Express Co Ltd	250,378
172,000		Nippon Paint Co Ltd	1,840,371
176,254		Nippon Steel Corp	3,090,219
171,100		Nippon Telegraph & Telephone Corp	4,794,039
39,100		Nippon Yusen Kabushiki Kaisha	2,817,440
5,313		Nissin Food Products Co Ltd	406,125
17,700		Nitto Denko Corp	1,383,080
424,300		Nomura Holdings, Inc	2,020,735
21,100		Nomura Real Estate Holdings, Inc	514,405
166		Nomura Real Estate Master Fund, Inc	248,579
64,800		Nomura Research Institute Ltd	2,594,207
48,485		Obayashi Corp	409,322
2,121		Odakyu Electric Railway Co Ltd	45,982
14,600		Omron Corp	1,396,266
71,200		Ono Pharmaceutical Co Ltd	1,493,899
13,082		Oriental Land Co Ltd	2,066,167
72,000		ORIX Corp	1,431,093
92,900		Osaka Gas Co Ltd	1,497,360
8,000		Otsuka Corp	394,052
292,906		Panasonic Corp	3,622,082
70,429		Recruit Holdings Co Ltd	4,684,867
288,800		Resona Holdings, Inc	1,084,906
52,100		Santen Pharmaceutical Co Ltd	734,347
11,001		Secom Co Ltd	749,965
6,224		Sekisui Chemical Co Ltd	102,252
17,563		Sekisui House Ltd	365,148
107

TIAA-CREF FUNDS – Social Choice International Equity Fund

SHARES		COMPANY	VALUE

74,200		SG Holdings Co Ltd	$1,863,242
14,000		Shimadzu Corp	568,781
13,068		Shimizu Corp	95,747
26,100		Shin-Etsu Chemical Co Ltd	4,654,492
28,100		Shionogi & Co Ltd	1,832,127
33,600		Shiseido Co Ltd	2,242,025
258,900		Softbank Corp	3,533,901
400		Sohgo Security Services Co Ltd	17,113
25,600		Sompo Holdings, Inc	1,110,191
94,415		Sony Corp	10,932,906
43,114		Stanley Electric Co Ltd	1,086,696
20,100		Sumisho Computer Systems Corp	406,765
360,500		Sumitomo Chemical Co Ltd	1,775,936
48,708		Sumitomo Dainippon Pharma Co Ltd	688,807
81,871		Sumitomo Metal Mining Co Ltd	3,175,963
79,200		Sumitomo Mitsui Trust Holdings, Inc	2,605,192
33,900		Suntory Beverage & Food Ltd	1,315,402
14,500		Sysmex Corp	1,797,867
77,600		T&D Holdings, Inc	995,271
7,200		Taisei Corp	225,930
78,900		TDK Corp	2,868,251
2,200		Toho Gas Co Ltd	65,169
30,126		Tokio Marine Holdings, Inc	1,586,736
12,000		Tokyo Century Corp	687,070
14,700		Tokyo Electron Ltd	6,850,684
38,100		Tokyo Gas Co Ltd	661,147
8,300		Tokyu Corp	117,015
60,400		Toray Industries, Inc	376,384
5,724		Toto Ltd	276,551
6,000		Toyo Suisan Kaisha Ltd	258,535
743,975	*	Toyota Motor Corp	13,126,810
54,700		Uni-Charm Corp	2,212,221
10,100		Welcia Holdings Co Ltd	377,047
4,200		West Japan Railway Co	198,264
18,800		Yakult Honsha Co Ltd	949,930
13,800		Yamada Denki Co Ltd	52,734
2,470		Yamaha Corp	156,050
85,600		Yamaha Motor Co Ltd	2,385,997
16,486		Yaskawa Electric Corp	714,043
34,098		Yokogawa Electric Corp	681,354
554,200		Z Holdings Corp	3,440,484
		TOTAL JAPAN	224,173,694

NETHERLANDS - 3.3%
534,554		Aegon NV	2,711,412
10,289		Akzo Nobel NV	1,182,381
26,721		ASML Holding NV	21,721,490
10,464		DSM NV	2,286,156
117,774		Koninklijke KPN NV	351,901
4,972		Koninklijke Vopak NV	197,875
40,340		NN Group NV	2,156,446
6,780		Randstad Holdings NV	487,125
10,753		Wolters Kluwer NV	1,126,037
		TOTAL NETHERLANDS	32,220,823
108

TIAA-CREF FUNDS – Social Choice International Equity Fund

SHARES		COMPANY	VALUE

NEW ZEALAND - 0.9%
137,246	*,e	a2 Milk Co Ltd	$646,490
41,348	*	Auckland International Airport Ltd	237,002
72,699		Fisher & Paykel Healthcare Corp	1,628,712
178,448		Mercury NZ Ltd	784,788
176,761		Meridian Energy Ltd	633,210
79,890		Ryman Healthcare Ltd	826,799
48,013		Telecom Corp of New Zealand Ltd	157,179
31,531	*	Xero Ltd	3,595,253
		TOTAL NEW ZEALAND	8,509,433

NORWAY - 1.1%
152,242	e	Equinor ASA	3,857,558
35,027		Mowi ASA	1,015,684
422,389		Norsk Hydro ASA	3,102,644
118,885		Orkla ASA	1,156,324
77,234		Telenor ASA	1,220,336
		TOTAL NORWAY	10,352,546

PORTUGAL - 0.3%
207,136		Energias de Portugal S.A.	1,168,794
166,096		Galp Energia SGPS S.A.	1,725,396
6,447		Jeronimo Martins SGPS S.A.	146,073
		TOTAL PORTUGAL	3,040,263

RUSSIA - 0.2%
66,454		Coca-Cola HBC AG.	2,303,308
		TOTAL RUSSIA	2,303,308

SAUDI ARABIA - 0.3%
21,662	*,g	Delivery Hero AG.	2,701,793
		TOTAL SAUDI ARABIA	2,701,793

SINGAPORE - 1.3%
604,508	*	Capitaland Investment Ltd	1,542,089
170,968		CapitaMall Trust	272,259
49,700		City Developments Ltd	269,794
173,191		DBS Group Holdings Ltd	4,047,102
135,800		Keppel Corp Ltd	541,922
192,200		Oversea-Chinese Banking Corp	1,680,179
357,395	*	Singapore Airlines Ltd	1,376,703
36,200		Singapore Exchange Ltd	259,797
367,500		Singapore Technologies Engineering Ltd	1,043,636
814,525		Singapore Telecommunications Ltd	1,511,136
74,300		UOL Group Ltd	398,503
		TOTAL SINGAPORE	12,943,120

SPAIN - 2.8%
64,041	*	Amadeus IT Holding S.A.	4,284,207
772,609		Banco Bilbao Vizcaya Argentaria S.A.	5,406,815
1,089,750		CaixaBank S.A.	3,132,665
485,105		Iberdrola S.A.	5,728,381
109

TIAA-CREF FUNDS – Social Choice International Equity Fund

SHARES		COMPANY	VALUE

62,525	e	Industria De Diseno Textil S.A.	$2,264,920
78,263	e	Naturgy Energy Group S.A.	2,056,429
10,991		Red Electrica Corp S.A.	228,852
286,878		Repsol YPF S.A.	3,674,486
		TOTAL SPAIN	26,776,755

SWEDEN - 3.9%
90,027		Assa Abloy AB	2,641,631
74,005		Atlas Copco AB (A Shares)	4,765,824
67,394		Atlas Copco AB (B Shares)	3,652,338
88,878		Boliden AB	3,133,323
10,733		Electrolux AB	243,580
66,096		Essity AB	2,140,960
96,857	e	Hennes & Mauritz AB (B Shares)	1,822,154
9,086		Husqvarna AB (B Shares)	129,484
2,585		ICA Gruppen AB	133,645
1,939	e	Industrivarden AB	63,964
68,163	*	Kinnevik AB	2,675,453
15,109		Lundin Petroleum AB	596,706
129,308		Sandvik AB	3,279,084
227,162		Skandinaviska Enskilda Banken AB (Class A)	3,552,320
19,911		Skanska AB (B Shares)	506,255
47,299		SKF AB (B Shares)	1,098,528
39,997		Svenska Cellulosa AB (B Shares)	624,955
141,319	e	Svenska Handelsbanken AB	1,619,846
33,046		Tele2 AB (B Shares)	467,051
72,073	e	TeliaSonera AB	283,884
197,020		Volvo AB (B Shares)	4,594,339
		TOTAL SWEDEN	38,025,324

SWITZERLAND - 9.1%
29,361		Adecco S.A.	1,479,208
1,182		Barry Callebaut AG.	2,737,339
16,853		Clariant AG.	354,798
560		Givaudan S.A.	2,638,684
9,706		Kuehne & Nagel International AG.	3,056,909
7,481		Lonza Group AG.	6,147,889
180,753		Nestle S.A.	23,842,618
45,871		Roche Holding AG.	17,770,148
411		SGS S.A.	1,216,773
14,398		Sika AG.	4,877,749
9,770		Sonova Holdings AG	4,048,410
4,513		Swiss Life Holding	2,475,680
3,616		Swisscom AG.	1,969,000
363,064		UBS Group AG	6,608,737
16,154		Vifor Pharma AG.	2,085,898
14,697		Zurich Insurance Group AG	6,514,012
		TOTAL SWITZERLAND	87,823,852

UNITED KINGDOM - 13.0%
207,829		3i Group plc	3,881,211
58,891		Ashtead Group plc	4,935,662
118,047		Associated British Foods plc	2,886,941
89,229		AstraZeneca plc	11,162,664
110

TIAA-CREF FUNDS – Social Choice International Equity Fund

SHARES		COMPANY	VALUE

38,045		AstraZeneca plc (ADR)	$2,373,247
723,888		Aviva plc	3,906,039
250,567		Barratt Developments plc	2,274,666
13,058		Berkeley Group Holdings plc	778,891
239,677		British Land Co plc	1,618,293
1,662,450	*	BT Group plc	3,158,371
29,665		Burberry Group plc	784,018
208,865		CNH Industrial NV	3,597,817
63,482		Coca-Cola European Partners plc (Class A)	3,342,327
235,644	*	Compass Group plc	5,000,516
23,245		Croda International plc	3,008,613
7,785		DCC plc	649,583
419,284		GlaxoSmithKline plc	8,704,684
415,163	*	Informa plc	2,953,444
50,052	*	InterContinental Hotels Group plc	3,505,998
22,639		Intertek Group plc	1,516,087
341,344		J Sainsbury plc	1,398,097
116,607		JD Sports Fashion plc	1,738,014
16,714		Johnson Matthey plc	624,694
190,476		Kingfisher plc	874,207
1,042,363		Legal & General Group plc	4,110,853
42,846		London Stock Exchange Group plc	4,170,790
177,474		National Grid plc	2,272,299
8,732		Next plc	951,696
108,300	*	Ocado Ltd	2,672,908
11,272		Pearson plc	92,753
29,730		Persimmon plc	1,107,689
139,559		RELX plc	4,327,359
28,103		Schroders plc	1,392,049
160,232		Scottish & Southern Energy plc	3,608,359
150,231		Segro plc	2,655,264
77,415		St. James’s Place plc	1,672,383
557,946		Standard Chartered plc	3,773,389
722,599		Standard Life Aberdeen plc	2,511,824
352,705		Taylor Wimpey plc	746,257
1,182,104		Tesco plc	4,364,643
2,743,370		Vodafone Group plc	4,043,319
58,769		Vodafone Group plc (ADR)	878,597
66,922	*	Whitbread plc	2,993,942
205,946		WPP plc	2,976,902
		TOTAL UNITED KINGDOM	125,997,359

UNITED STATES - 1.9%
30,926		Ferguson plc	4,653,232
46,600		Schneider Electric S.A.	8,034,682
47,617		Swiss Re Ltd	4,612,921
84,867		Tenaris S.A.	945,103
		TOTAL UNITED STATES	18,245,938

		TOTAL COMMON STOCKS	957,588,763
		(Cost $791,938,643)
111

TIAA-CREF FUNDS – Social Choice International Equity Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 1.3%

GOVERNMENT AGENCY DEBT - 0.5%
$4,580,000		Federal Home Loan Bank (FHLB)	0.000%	11/29/21	$4,579,858
		TOTAL GOVERNMENT AGENCY DEBT			4,579,858

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.8%
8,109,841	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030		8,109,841
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			8,109,841

		TOTAL SHORT-TERM INVESTMENTS			12,689,699
		(Cost $12,689,734)
		TOTAL INVESTMENTS - 100.2% (Cost $804,628,377)			970,278,462
		OTHER ASSETS & LIABILITIES, NET - (0.2)%			(1,819,454)
		NET ASSETS - 100.0%			$968,459,008

Abbreviation(s):
ADR American Depositary Receipt
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $15,913,782.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/21, the aggregate value of these securities is $8,281,235 or 0.9% of net assets.

Futures contracts outstanding as of October 31, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
MSCI EAFE Index	35	12/17/21	$4,090,669	$4,094,300	$3,631

112

TIAA-CREF FUNDS – Equity Index Fund

TIAA-CREF FUNDS
EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.8%

AUTOMOBILES & COMPONENTS - 2.5%
53,135	*	Adient plc	$2,211,479
90,168	*	American Axle & Manufacturing Holdings, Inc	818,725
202,140	*	Aptiv plc	34,947,985
20,855	*,e	Arcimoto, Inc	243,586
183,571		BorgWarner, Inc	8,273,545
60,149	*,e	Canoo, Inc	482,395
16,640	*	Cooper-Standard Holding, Inc	431,642
101,506		Dana Inc	2,252,418
20,723	*	Dorman Products, Inc	2,163,067
119,971	*	Fisker, Inc	1,925,535
2,896,228	*	Ford Motor Co	49,467,574
32,192	*	Fox Factory Holding Corp	5,181,302
1,029,130	*	General Motors Co	56,015,546
183,429		Gentex Corp	6,491,552
26,007	*	Gentherm, Inc	1,914,895
172,233	*	Goodyear Tire & Rubber Co	3,293,095
119,535		Harley-Davidson, Inc	4,361,832
18,753		LCI Industries, Inc	2,618,669
45,981		Lear Corp	7,901,835
46,103	*,e	Lordstown Motors Corp	238,353
37,350	*	Modine Manufacturing Co	410,850
12,250	*	Motorcar Parts of America, Inc	231,770
17,563		Patrick Industries, Inc	1,368,333
153,520	*,e	QuantumScape Corp	4,442,869
16,474		Standard Motor Products, Inc	789,105
20,436	*	Stoneridge, Inc	387,875
53,400	*	Tenneco, Inc	708,618
595,669	*	Tesla, Inc	663,575,266
40,432		Thor Industries, Inc	4,122,447
22,062	*	Visteon Corp	2,496,977
24,358		Winnebago Industries, Inc	1,648,793
93,443	*,e	Workhorse Group, Inc	628,871
29,312	*,e	XL Fleet Corp	160,630
13,289	*	XPEL, Inc	1,008,635
		TOTAL AUTOMOBILES & COMPONENTS	873,216,069

BANKS - 4.6%
12,677		1st Source Corp	612,046
15,176		Allegiance Bancshares, Inc	594,444
479		Amalgamated Financial Corp	8,794
14,015	*	Amerant Bancorp Inc	372,098
4,767		American National Bankshares, Inc	176,856
50,096		Ameris Bancorp	2,624,529
7,200		Arrow Financial Corp	258,120
73,957		Associated Banc-Corp	1,647,762
113

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

16,582	*	Atlantic Capital Bancshares, Inc	$456,171
60,073		Atlantic Union Bankshares Corp	2,154,818
46,076	*	Axos Financial, Inc	2,442,028
42,478		Banc of California, Inc	863,578
15,213		Bancfirst Corp	988,997
4,227	e	Bank First Corp	300,075
5,525,179		Bank of America Corp	263,993,053
31,540		Bank of Hawaii Corp	2,665,130
6,797		Bank of Marin Bancorp	259,034
41,122		Bank of NT Butterfield & Son Ltd	1,476,280
73,655		Bank OZK	3,290,169
73,410		BankUnited	2,977,510
27,864		Banner Corp	1,609,425
13,280		Bar Harbor Bankshares	394,416
38,325		Berkshire Hills Bancorp, Inc	1,040,524
13,256		Blue Ridge Bankshares, Inc	243,248
25,187		BOK Financial Corp	2,548,169
16,126	*	Bridgewater Bancshares, Inc	291,719
61,942		Brookline Bancorp, Inc	994,169
14,829		Bryn Mawr Bank Corp	687,176
6,258		Business First Bancshares, Inc	166,963
19,202		Byline Bancorp, Inc	494,643
147,992	*	Cadence BanCorp	4,294,731
5,146		Cambridge Bancorp	472,454
11,481		Camden National Corp	546,496
197		Capital Bancorp, Inc	5,014
4,674		Capital City Bank Group, Inc	125,590
109,579		Capitol Federal Financial	1,329,193
21,751		Capstar Financial Holdings, Inc	477,869
16,499	*	Carter Bankshares, Inc	247,155
57,028		Cathay General Bancorp	2,406,011
11,400		CBTX, Inc	310,080
16,564		Central Pacific Financial Corp	455,344
1,697		Century Bancorp, Inc	195,409
66,160		CIT Group, Inc	3,276,905
1,499,132		Citigroup, Inc	103,679,969
5,365		Citizens & Northern Corp	136,861
312,252		Citizens Financial Group, Inc	14,794,500
13,730		City Holding Co	1,092,633
5,944		Civista Bancshares, Inc	143,013
8,140		CNB Financial Corp	208,954
7,192	*	Coastal Financial Corp	273,656
54,751		Columbia Banking System, Inc	1,868,652
38,006	*	Columbia Financial, Inc	707,672
101,169		Comerica, Inc	8,608,470
82,807		Commerce Bancshares, Inc	5,838,722
41,516		Community Bank System, Inc	2,975,452
14,544		Community Trust Bancorp, Inc	635,282
28,022		ConnectOne Bancorp, Inc	945,182
33,310	*	CrossFirst Bankshares, Inc	474,001
43,840		Cullen/Frost Bankers, Inc	5,677,280
20,084		Customers Bancorp, Inc	1,070,276
100,642		CVB Financial Corp	2,014,853
29,954		Dime Community Bancshares, Inc	1,068,759
23,669		Eagle Bancorp, Inc	1,339,429
107,673		East West Bancorp, Inc	8,557,850
114

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

128,785		Eastern Bankshares, Inc	$2,674,864
5,411		Enterprise Bancorp, Inc	201,019
25,938		Enterprise Financial Services Corp	1,219,605
11,532		Equity Bancshares, Inc	385,861
70,591		Essent Group Ltd	3,388,368
12,212		Farmers National Banc Corp	217,618
27,818		FB Financial Corp	1,260,990
6,843		Federal Agricultural Mortgage Corp (FAMC)	862,834
111	e	Fidelity D&D Bancorp, Inc	5,615
517,120		Fifth Third Bancorp	22,510,234
25,552	*,e	Finance Of America Cos, Inc	122,394
9,067		Financial Institutions, Inc	289,419
21,092		First Bancorp	1,021,275
163,833		First Bancorp	2,236,320
7,861		First Bancorp, Inc	233,236
15,263		First Bancshares, Inc	614,336
607		First Bank	9,129
39,833		First Busey Corp	1,015,343
4,602		First Citizens Bancshares, Inc (Class A)	3,745,568
70,866		First Commonwealth Financial Corp	1,084,250
14,507		First Community Bancshares, Inc	470,317
76,443		First Financial Bancorp	1,817,814
102,380		First Financial Bankshares, Inc	5,192,714
9,059		First Financial Corp	388,178
29,791		First Foundation, Inc	792,738
106,676		First Hawaiian, Inc	2,943,191
419,165		First Horizon National Corp	7,113,230
3,000		First Internet Bancorp	102,120
34,924		First Interstate Bancsystem, Inc	1,451,791
44,053		First Merchants Corp	1,831,724
12,500		First Mid-Illinois Bancshares, Inc	538,500
87,600		First Midwest Bancorp, Inc	1,686,300
12,953		First of Long Island Corp	260,744
130,817		First Republic Bank	28,299,642
4,042		Five Star Bancorp	110,832
39,546		Flagstar Bancorp, Inc	1,866,176
22,952		Flushing Financial Corp	551,307
160,974		FNB Corp	1,875,347
272		FS Bancorp, Inc	9,373
61,906		Fulton Financial Corp	996,687
20,011		German American Bancorp, Inc	788,834
85,641		Glacier Bancorp, Inc	4,735,091
10,717		Great Southern Bancorp, Inc	604,760
47,035		Great Western Bancorp, Inc	1,601,542
5,229		Guaranty Bancshares, Inc	196,297
65,791		Hancock Whitney Corp	3,255,339
30,069		Hanmi Financial Corp	667,231
40,940		HarborOne Northeast Bancorp, Inc	588,308
7,463		HBT Financial, Inc	134,558
31,669		Heartland Financial USA, Inc	1,587,250
57,544		Heritage Commerce Corp	689,953
29,249		Heritage Financial Corp	726,545
48,488		Hilltop Holdings, Inc	1,718,415
693		Hingham Institution for Savings	250,339
2,987		Home Bancorp, Inc	124,707
123,387		Home Bancshares, Inc	2,931,675
115

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

15,661		HomeStreet, Inc	$738,573
8,504		HomeTrust Bancshares, Inc	258,522
102,627		Hope Bancorp, Inc	1,497,328
39,049		Horizon Bancorp	744,664
4,974	*	Howard Bancorp, Inc	103,011
1,088,994		Huntington Bancshares, Inc	17,140,766
24,732		Independent Bank Corp	2,089,854
16,543		Independent Bank Corp	372,714
28,509		Independent Bank Group, Inc	2,060,916
44,473		International Bancshares Corp	1,885,655
115,647		Investors Bancorp, Inc	1,769,399
2,219,738		JPMorgan Chase & Co	377,111,289
64,314		Kearny Financial Corp	863,094
710,052		Keycorp	16,522,910
45,504		Lakeland Bancorp, Inc	818,162
20,428		Lakeland Financial Corp	1,468,160
23,838		Live Oak Bancshares, Inc	2,125,873
650		Luther Burbank Corp	9,431
98,908		M&T Bank Corp	14,551,345
13,130		Macatawa Bank Corp	110,292
9,212		Mercantile Bank Corp	316,616
9,590		Merchants Bancorp	426,084
33,412		Meridian Bancorp, Inc	775,158
23,658		Meta Financial Group, Inc	1,311,599
14,419		Metrocity Bankshares, Inc	338,846
5,914	*	Metropolitan Bank Holding Corp	537,346
252,629		MGIC Investment Corp	4,082,485
234		Mid Penn Bancorp, Inc	6,557
16,628		Midland States Bancorp, Inc	426,674
6,127		MidWestOne Financial Group, Inc	192,081
44,500	*	Mr Cooper Group, Inc	1,950,880
7,598		MVB Financial Corp	324,359
22,010		National Bank Holdings Corp	954,574
35,972		NBT Bancorp, Inc	1,319,813
292,350		New York Community Bancorp, Inc	3,633,910
7,504	*	Nicolet Bankshares, Inc	539,463
62,520	*	NMI Holdings, Inc	1,517,986
33,801		Northfield Bancorp, Inc	593,207
3,437		Northrim BanCorp, Inc	152,671
90,595		Northwest Bancshares, Inc	1,250,211
53,843		OceanFirst Financial Corp	1,193,699
8,630	*	Ocwen Financial Corp	271,068
39,594		OFG Bancorp	1,025,485
67,974		Old National Bancorp	1,160,996
15,788		Old Second Bancorp, Inc	213,769
16,599		Origin Bancorp, Inc	740,315
3,740		Orrstown Financial Services, Inc	88,675
70,166		Pacific Premier Bancorp, Inc	2,946,270
91,391		PacWest Bancorp	4,338,331
11,966		Park National Corp	1,538,708
10,634		PCSB Financial Corp	203,216
10,600		Peapack Gladstone Financial Corp	355,630
24,449		PennyMac Financial Services, Inc	1,517,305
11,440		Peoples Bancorp, Inc	365,622
8,413		Peoples Financial Services Corp	385,147
330,257		People’s United Financial, Inc	5,660,605
116

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

58,710		Pinnacle Financial Partners, Inc	$5,669,625
398	*	Pioneer Bancorp, Inc	5,039
317,204		PNC Financial Services Group, Inc	66,939,560
61,128		Popular, Inc	4,978,264
12,596		Preferred Bank	863,708
29,544		Premier Financial Corp	941,863
5,879		Primis Financial Corp	89,067
69,992		Prosperity Bancshares, Inc	5,271,097
5,101		Provident Bancorp Inc	91,920
60,407		Provident Financial Services, Inc	1,495,677
10,985		QCR Holdings, Inc	605,713
114,199		Radian Group, Inc	2,725,930
8,732		RBB Bancorp	224,150
4,675		Red River Bancshares Inc	244,876
685,957		Regions Financial Corp	16,243,462
15,134		Reliant Bancorp Inc	512,740
44,579		Renasant Corp	1,667,700
4,277		Republic Bancorp, Inc (Class A)	231,043
30,260	*	Republic First Bancorp, Inc	93,806
102,918	e	Rocket Cos, Inc	1,696,089
34,231		S&T Bancorp, Inc	1,046,099
35,885		Sandy Spring Bancorp, Inc	1,703,102
40,441		Seacoast Banking Corp of Florida	1,473,266
36,996		ServisFirst Bancshares, Inc	2,971,149
5,427		Sierra Bancorp	135,458
43,446		Signature Bank	12,939,088
18,170	*	Silvergate Capital Corp	2,845,785
84,685		Simmons First National Corp (Class A)	2,531,235
16,613		SmartFinancial, Inc	431,772
366		South Plains Financial Inc	9,538
54,315		South State Corp	4,241,458
2,839	*	Southern First Bancshares, Inc	152,937
5,867		Southern Missouri Bancorp, Inc	319,165
25,174		Southside Bancshares, Inc	1,040,190
9,690		Spirit of Texas Bancshares, Inc	235,758
153,369		Sterling Bancorp	3,903,241
18,105		Stock Yards Bancorp, Inc	1,108,931
6,059		Summit Financial Group, Inc	152,263
41,795	*	SVB Financial Group	29,983,733
114,400		Synovus Financial Corp	5,329,896
40,076	*	Texas Capital Bancshares, Inc	2,428,606
41,223		TFS Financial Corp	802,200
45,247	*	The Bancorp, Inc	1,382,296
11,508		Tompkins Financial Corp	944,922
51,695		Towne Bank	1,629,426
20,605		Trico Bancshares	903,117
22,213	*	Tristate Capital Holdings, Inc	667,501
18,271	*	Triumph Bancorp, Inc	2,143,188
1,003,688		Truist Financial Corp	63,704,077
14,297		TrustCo Bank Corp NY	479,807
47,111		Trustmark Corp	1,498,601
34,522		UMB Financial Corp	3,411,464
124,608		Umpqua Holdings Corp	2,548,234
97,981		United Bankshares, Inc	3,624,317
65,884		United Community Banks, Inc	2,295,399
22,856		Univest Financial Corp	655,967
117

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

1,005,225		US Bancorp	$60,685,433
33,084	e	UWM Holdings Corp	224,971
317,795		Valley National Bancorp	4,213,962
35,703		Veritex Holdings, Inc	1,462,038
22,487		Walker & Dunlop, Inc	2,924,884
54,015		Washington Federal, Inc	1,909,970
12,787		Washington Trust Bancorp, Inc	698,937
20,122		Waterstone Financial, Inc	415,922
68,394		Webster Financial Corp	3,827,328
3,095,875		Wells Fargo & Co	158,384,965
53,314		WesBanco, Inc	1,853,728
8,649		West Bancorporation, Inc	274,173
21,091		Westamerica Bancorporation	1,176,034
76,581		Western Alliance Bancorp	8,890,288
43,106		Wintrust Financial Corp	3,814,881
35,314		WSFS Financial Corp	1,829,618
123,398		Zions Bancorporation	7,772,840
		TOTAL BANKS	1,612,405,314

CAPITAL GOODS - 5.8%
432,333		3M Co	77,249,260
98,759		A.O. Smith Corp	7,216,320
28,938		Aaon, Inc	2,073,408
24,480	*	AAR Corp	865,858
26,386		Acuity Brands, Inc	5,420,476
44,333		Advanced Drainage Systems, Inc	5,000,762
13,104	*,e	Advent Technologies Holdings, Inc	125,667
105,448	*	Aecom Technology Corp	7,209,480
55,516		Aerojet Rocketdyne Holdings, Inc	2,443,259
16,966	*	Aerovironment, Inc	1,511,840
48,114		AGCO Corp	5,880,012
41,752	*,e	AgEagle Aerial Systems, Inc	119,828
66,404		Air Lease Corp	2,659,480
7,721		Alamo Group, Inc	1,167,415
24,539		Albany International Corp (Class A)	1,979,070
69,267		Allegion plc	8,886,956
6,418		Allied Motion Technologies, Inc	225,593
54,353		Allison Transmission Holdings, Inc	1,813,216
13,325	*	Alta Equipment Group, Inc	192,280
49,939		Altra Industrial Motion Corp	2,604,319
23,361	*	Ameresco, Inc	1,918,639
20,904	*	American Superconductor Corp	384,216
13,260	*	American Woodmark Corp	911,492
170,716		Ametek, Inc	22,602,798
141,347	*	API Group Corp	3,078,538
18,861		Apogee Enterprises, Inc	790,842
30,483		Applied Industrial Technologies, Inc	2,971,483
37,664		Arcosa, Inc	1,948,359
11,927		Argan, Inc	492,108
36,407		Armstrong World Industries, Inc	3,846,400
94,689	*	Array Technologies, Inc	2,021,610
18,121		Astec Industries, Inc	967,299
18,079	*	Astronics Corp	233,219
35,759	*	Atkore International Group, Inc	3,380,298
48,411	*	Axon Enterprise, Inc	8,712,044
83,574	*	AZEK Co, Inc	3,066,330
118

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

18,636		AZZ, Inc	$990,131
42,265	*	Babcock & Wilcox Enterprises, Inc	288,670
36,600		Barnes Group, Inc	1,535,004
44,573	*	Beacon Roofing Supply, Inc	2,356,575
477	*	Beam Global	15,025
23,884	*,e	Blink Charging Co	759,511
105,185	*	Bloom Energy Corp	3,288,083
11,902	*	Blue Bird Corp	233,398
6,753	*	BlueLinx Holdings, Inc	321,645
401,390	*	Boeing Co	83,099,772
28,213		Boise Cascade Co	1,597,420
154,455	*	Builders FirstSource, Inc	9,000,093
73,318		BWX Technologies, Inc	4,160,063
8,047	*,e	Byrna Technologies, Inc	135,592
13,838		Caesarstone Sdot-Yam Ltd	172,698
12,590		CAI International, Inc	704,159
35,527		Carlisle Cos, Inc	7,919,679
649,958		Carrier Global Corp	33,947,306
411,058		Caterpillar, Inc	83,859,943
55,734	*,e	ChargePoint Holdings, Inc	1,381,089
27,074	*	Chart Industries, Inc	4,806,176
13,580	*	CIRCOR International, Inc	387,573
93,795	*	Colfax Corp	4,841,698
20,834		Columbus McKinnon Corp	984,823
27,515		Comfort Systems USA, Inc	2,516,797
24,290	*	Commercial Vehicle Group, Inc	243,872
917	*	Concrete Pumping Holdings Inc	7,886
20,442	*	Construction Partners Inc	727,940
25,583	*	Core & Main, Inc	699,951
44,812	*	Cornerstone Building Brands, Inc	641,260
37,358		Crane Co	3,858,334
10,578		CSW Industrials, Inc	1,466,322
107,781		Cummins, Inc	25,850,195
30,809		Curtiss-Wright Corp	3,933,693
20,124	*,e	Custom Truck One Source, Inc	182,122
211,299		Deere & Co	72,329,761
111,973	*,e	Desktop Metal, Inc	782,691
80,762		Donaldson Co, Inc	4,846,528
17,667		Douglas Dynamics, Inc	747,314
109,427		Dover Corp	18,501,917
7,712	*	Ducommun, Inc	373,184
13,025	*	DXP Enterprises, Inc	429,304
23,965	*	Dycom Industries, Inc	1,903,300
299,026		Eaton Corp	49,267,524
40,967		EMCOR Group, Inc	4,977,081
448,506		Emerson Electric Co	43,509,567
16,665		Encore Wire Corp	2,234,110
32,188	*	Energy Recovery, Inc	654,060
45,604		Enerpac Tool Group Corp	952,668
34,599		EnerSys	2,769,304
14,980		EnPro Industries, Inc	1,343,107
31,985	*,e	Eos Energy Enterprises, Inc	337,442
19,986		ESCO Technologies, Inc	1,690,016
2,079	*	EVI Industries, Inc	65,488
87,235	*	Evoqua Water Technologies Corp	3,649,040
425,708		Fastenal Co	24,299,413
119

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

47,719		Federal Signal Corp	$2,042,850
101,738		Flowserve Corp	3,420,432
107,431	*	Fluor Corp	2,088,459
247,920		Fortive Corp	18,770,023
105,739		Fortune Brands Home & Security, Inc	10,721,935
34,335		Franklin Electric Co, Inc	2,965,857
14,638	*	FTC Solar, Inc	139,647
242,039	*,e	FuelCell Energy, Inc	1,933,892
72,324	*	Gates Industrial Corp plc	1,189,007
27,787		GATX Corp	2,635,597
44,961	*	Generac Holdings, Inc	22,415,756
183,292		General Dynamics Corp	37,162,453
819,803		General Electric Co	85,972,741
26,326	*	Gibraltar Industries, Inc	1,715,402
11,337		Global Industrial Co	460,055
31,553	*	GMS, Inc	1,562,820
14,216		Gorman-Rupp Co	604,464
117,678		Graco, Inc	8,847,032
132,539		GrafTech International Ltd	1,418,167
34,531		Granite Construction, Inc	1,281,791
48,861	*	Great Lakes Dredge & Dock Corp	743,664
25,927		Greenbrier Cos, Inc	1,063,526
33,330		Griffon Corp	882,912
22,964		H&E Equipment Services, Inc	1,035,217
33,432		HEICO Corp	4,660,086
58,714		HEICO Corp (Class A)	7,379,176
24,756		Helios Technologies, Inc	2,254,034
16,279		Herc Holdings, Inc	2,963,429
64,289	*	Hexcel Corp	3,647,758
55,966		Hillenbrand, Inc	2,544,214
516,967		Honeywell International, Inc	113,019,326
297,033		Howmet Aerospace, Inc	8,818,910
42,592		Hubbell, Inc	8,491,567
25,235		Huntington Ingalls	5,115,892
22,835	*	Hydrofarm Holdings Group, Inc	752,870
88,714	*,e	Hyliion Holdings Corp	717,696
7,398		Hyster-Yale Materials Handling, Inc	355,400
338,713	*,e	Ideanomics Inc	670,652
56,675		IDEX Corp	12,614,155
9,052	*	IES Holdings, Inc	451,242
235,633		Illinois Tool Works, Inc	53,693,692
20,511	*,e	Infrastructure and Energy Alternatives, Inc	227,057
306,147	*	Ingersoll Rand, Inc	16,458,463
54,670	*,e	INNOVATE Corp	215,946
16,162		Insteel Industries, Inc	657,309
66,576		ITT, Inc	6,262,804
63,195	*	JELD-WEN Holding, Inc	1,732,175
23,637		John Bean Technologies Corp	3,492,367
532,310		Johnson Controls International plc	39,055,585
8,541		Kadant, Inc	1,897,127
23,713		Kaman Corp	848,688
65,544		Kennametal, Inc	2,605,374
92,618	*	Kratos Defense & Security Solutions, Inc	1,981,099
150,962		L3Harris Technologies, Inc	34,802,779
2,093	*	Lawson Products, Inc	106,115
26,217		Lennox International, Inc	7,846,224
120

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

36,795		Lincoln Electric Holdings, Inc	$5,239,608
8,690		Lindsay Corp	1,265,872
186,501		Lockheed Martin Corp	61,978,012
19,704		Luxfer Holdings plc	396,247
26,764	*	Manitowoc Co, Inc	573,553
191,510		Masco Corp	12,553,481
17,983	*	Masonite International Corp	2,158,140
43,473	*	Mastec, Inc	3,874,748
14,899	*	Matrix Service Co	152,417
42,199		Maxar Technologies, Inc	1,120,383
214	*	Mayville Engineering Co Inc	3,801
18,531		McGrath RentCorp	1,336,826
42,663	*	Mercury Systems, Inc	2,198,851
55,725	*	Meritor, Inc	1,356,347
38,773	*	Middleby Corp	7,073,746
12,956		Miller Industries, Inc	468,230
21,755		Moog, Inc (Class A)	1,643,155
77,007	*	MRC Global, Inc	639,158
34,930		MSC Industrial Direct Co (Class A)	2,936,565
19,666		Mueller Industries, Inc	1,035,218
127,783		Mueller Water Products, Inc (Class A)	2,096,919
12,614	*	MYR Group, Inc	1,288,520
3,880		National Presto Industries, Inc	322,622
161,312	*,e	Nikola Corp	1,903,482
50,241	*	NN, Inc	250,703
43,318		Nordson Corp	11,011,869
113,431		Northrop Grumman Corp	40,519,822
5,310	*	Northwest Pipe Co	126,166
82,939	*	NOW, Inc	598,820
9,531	*	NV5 Global Inc	992,463
132,908		nVent Electric plc	4,711,589
2,460		Omega Flex, Inc	356,110
52,982		Oshkosh Corp	5,669,074
320,430		Otis Worldwide Corp	25,733,733
80,311		Owens Corning, Inc	7,501,851
250,529		PACCAR, Inc	22,452,409
46,943	*	PAE, Inc	465,675
17,936		Park Aerospace Corp	234,782
96,945		Parker-Hannifin Corp	28,752,918
5,098		Park-Ohio Holdings Corp	118,885
20,227	*	Parsons Corp	700,663
128,574		Pentair plc	9,510,619
44,109	*	PGT Innovations, Inc	941,727
385,966	*	Plug Power, Inc	14,770,919
6,448		Powell Industries, Inc	166,745
1,196		Preformed Line Products Co	83,002
39,620		Primoris Services Corp	1,067,759
21,351	*	Proto Labs, Inc	1,277,003
25,421		Quanex Building Products Corp	526,723
98,107		Quanta Services, Inc	11,898,417
26,881	*	Raven Industries, Inc	1,554,259
1,135,491		Raytheon Technologies Corp	100,899,730
19,374	*	RBC Bearings, Inc	4,532,160
52,282		Regal-Beloit Corp	7,964,117
109,515	*	Resideo Technologies, Inc	2,700,640
21,327		REV Group, Inc	322,251
121

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

86,504		Rockwell Automation, Inc	$27,629,378
31,903	*,e	Romeo Power, Inc	138,459
78,205		Roper Technologies Inc	38,153,873
30,831		Rush Enterprises, Inc (Class A)	1,605,678
4,548		Rush Enterprises, Inc (Class B)	235,177
119,164	*	Sensata Technologies Holding plc	6,565,936
77,456	*	Shoals Technologies Group, Inc	2,400,361
25,668		Shyft Group, Inc	1,057,778
25,556		Simpson Manufacturing Co, Inc	2,711,236
32,886	*	SiteOne Landscape Supply, Inc	7,726,895
40,946		Snap-On, Inc	8,321,456
82,554		Spirit Aerosystems Holdings, Inc (Class A)	3,408,655
34,159	*	SPX Corp	1,984,296
33,086		SPX FLOW, Inc	2,471,855
8,839		Standex International Corp	983,516
121,582		Stanley Black & Decker, Inc	21,851,933
35,948	*	Stem, Inc	852,327
20,407	*	Sterling Construction Co, Inc	490,584
153,824	*	Sunrun, Inc	8,872,568
14,704		Tennant Co	1,168,380
50,935		Terex Corp	2,281,888
40,242	*	Textainer Group Holdings Ltd	1,581,108
170,238		Textron, Inc	12,572,076
15,293	*	The ExOne Company	352,045
23,343	*	Thermon Group Holdings	403,367
50,017		Timken Co	3,548,706
38,483	*	Titan International, Inc	277,847
14,352	*	Titan Machinery, Inc	407,884
73,469		Toro Co	7,014,085
27,510	*	TPI Composites, Inc	925,161
179,016		Trane Technologies plc	32,389,365
5,325	*	Transcat Inc	398,736
38,421	*	TransDigm Group, Inc	23,967,788
87,667	*	Trex Co, Inc	9,327,769
33,781	*	Trimas Corp	1,126,596
43,139		Trinity Industries, Inc	1,210,049
47,705		Triton International Ltd	2,966,774
43,006	*	Triumph Group, Inc	879,473
31,741	*	Tutor Perini Corp	432,312
46,527		UFP Industries, Inc	3,807,304
53,476	*	United Rentals, Inc	20,273,286
125,362	*	Univar Solutions Inc	3,206,760
16,118		Valmont Industries, Inc	3,851,557
11,878	*	Vectrus, Inc	575,252
10,384	*	Veritiv Corp	1,113,892
192,799		Vertiv Holdings Co	4,951,078
16,098	*	Vicor Corp	2,440,296
64,629	*,e	View, Inc	345,119
133,647	*,e	Virgin Galactic Holdings, Inc	2,505,881
35,164		W.W. Grainger, Inc	16,284,800
40,766		Wabash National Corp	633,096
25,434		Watsco, Inc	7,365,178
17,221		Watts Water Technologies, Inc (Class A)	3,272,334
101,849	*	Welbilt, Inc	2,409,747
32,007	*	WESCO International, Inc	4,146,827
136,717		Westinghouse Air Brake Technologies Corp	12,404,333
122

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

2,289	*	Willis Lease Finance Corp	$92,727
141,208	*	WillScot Mobile Mini Holdings Corp	4,906,978
43,741		Woodward Inc	4,940,546
130,968		Xylem, Inc	17,103,111
92,718		Zurn Water Solutions Corp	3,363,809
		TOTAL CAPITAL GOODS	2,054,677,186

COMMERCIAL & PROFESSIONAL SERVICES - 1.2%
52,190		ABM Industries, Inc	2,296,882
34,633	*	Acacia Research (Acacia Technologies)	198,447
69,788		ACCO Brands Corp	577,147
124,350		ADT, Inc	1,038,323
39,322	*	ASGN Inc	4,705,271
10,334	*	Atlas Technical Consultants, Inc	105,303
5,507		Barrett Business Services, Inc	451,574
102,880		Booz Allen Hamilton Holding Co	8,936,157
38,542		Brady Corp (Class A)	2,007,653
35,982	*	BrightView Holdings, Inc	570,675
36,672		Brink’s Co	2,525,967
17,696	*	CACI International, Inc (Class A)	5,090,077
36,142	*	Casella Waste Systems, Inc (Class A)	3,134,234
41,462	*	CBIZ, Inc	1,522,070
16,964	*	Ceco Environmental Corp	116,712
14,083	*	Cimpress plc	1,257,894
64,046		Cintas Corp	27,738,323
317,176	*	Clarivate Analytics plc	7,437,777
38,125	*	Clean Harbors, Inc	4,290,588
154,728	*	Copart, Inc	24,027,711
104,364	*	CoreCivic, Inc	898,574
291,054	*	CoStar Group, Inc	25,045,197
89,521		Covanta Holding Corp	1,806,534
4,636		CRA International, Inc	509,126
32,030		Deluxe Corp	1,142,510
36,162	*	Driven Brands Holdings, Inc	1,174,180
124,613	*	Dun & Bradstreet Holdings, Inc	2,347,709
20,190		Ennis, Inc	382,399
89,694		Equifax, Inc	24,883,806
38,501		Exponent, Inc	4,419,915
20,525	*	First Advantage Corp	383,818
8,467	*	Forrester Research, Inc	450,868
9,450	*	Franklin Covey Co	399,263
25,922	*	FTI Consulting, Inc	3,730,694
63,399	*	Harsco Corp	1,084,123
58,399		Healthcare Services Group	1,120,677
15,494		Heidrick & Struggles International, Inc	726,359
8,521	*	Heritage-Crystal Clean, Inc	295,423
57,994		Herman Miller, Inc	2,257,126
32,645		HNI Corp	1,220,923
18,175	*	Huron Consulting Group, Inc	911,658
100,644	*	IAA, Inc	6,003,415
14,707		ICF International, Inc	1,477,906
278,771		IHS Markit Ltd	36,440,945
26,945		Insperity, Inc	3,368,125
41,965		Interface, Inc	602,617
96,370		Jacobs Engineering Group, Inc	13,532,275
103,138	*	KAR Auction Services, Inc	1,513,034
123

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

107,081		KBR, Inc	$4,544,518
26,308		Kelly Services, Inc (Class A)	474,333
15,300		Kforce, Inc	990,828
27,589		Kimball International, Inc (Class B)	299,892
40,417		Korn/Ferry International	3,120,597
12,823	*	Legalzoom.com, Inc	359,557
108,380		Leidos Holdings, Inc	10,835,832
41,289		Manpower, Inc	3,990,582
21,378		Mantech International Corp (Class A)	1,843,211
24,504		Matthews International Corp (Class A)	842,203
15,831	*	Mistras Group, Inc	155,460
16,885	*	Montrose Environmental Group, Inc	1,157,467
23,414		MSA Safety, Inc	3,583,044
273,193		Nielsen NV	5,532,158
8,365		NL Industries, Inc	48,266
136,262		Pitney Bowes, Inc	945,658
154,208		Republic Services, Inc	20,756,397
32,640		Resources Connection, Inc	568,262
82,877		Robert Half International, Inc	9,370,902
168,955		Rollins, Inc	5,952,285
53,555	*	RR Donnelley & Sons Co	342,752
45,185		Science Applications International Corp	4,056,709
18,282	*	SP Plus Corp	589,595
75,038		Steelcase, Inc (Class A)	892,952
71,439	*	Stericycle, Inc	4,780,698
23,186	*	Team, Inc	56,110
39,536		Tetra Tech, Inc	6,944,894
143,325		TransUnion	16,523,939
25,201	*	TriNet Group, Inc	2,551,601
28,337	*	TrueBlue, Inc	789,185
11,580		Unifirst Corp	2,292,377
89,145	*	Upwork, Inc	4,200,512
24,475	*	US Ecology, Inc	787,850
117,146		Verisk Analytics, Inc	24,632,289
14,763	*	Viad Corp	655,034
7,784		VSE Corp	432,401
316,650		Waste Management, Inc	50,736,830
8,181	*	Willdan Group, Inc	273,491
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	433,068,655

CONSUMER DURABLES & APPAREL - 1.5%
26,048		Acushnet Holdings Corp	1,326,885
10,079	*	American Outdoor Brands, Inc	229,600
49,843	*,e	AMMO, Inc	301,052
6,074		Bassett Furniture Industries, Inc	102,590
27,318	*	Beazer Homes USA, Inc	494,729
60,473		Brunswick Corp	5,629,432
87,520	*	Callaway Golf Co	2,367,416
113,428	*	Capri Holdings Ltd	6,038,907
32,879		Carter’s, Inc	3,239,239
16,508	*	Casper Sleep, Inc	60,089
6,161	*	Cavco Industries, Inc	1,480,981
13,822		Century Communities, Inc	926,903
18,432		Clarus Corp	508,355
29,797		Columbia Sportswear Co	3,094,121
43,308	*	Crocs, Inc	6,992,077
124

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

20,615	*	Deckers Outdoor Corp	$8,149,316
247,095		DR Horton, Inc	22,058,171
3,923		Escalade, Inc	73,399
18,468		Ethan Allen Interiors, Inc	428,642
5,192		Flexsteel Industries, Inc	145,376
39,827	*	Fossil Group, Inc	470,755
111,697		Garmin Ltd	16,039,689
213,483	*,e	Genius Brands International, Inc	296,741
34,007	*	G-III Apparel Group Ltd	974,641
98,454	*	GoPro, Inc	847,689
22,959	*	Green Brick Partners, Inc	598,082
7,328	e	Hamilton Beach Brands Holding Co	109,920
215,980		Hanesbrands, Inc	3,680,299
88,198		Hasbro, Inc	8,445,840
29,464	*	Hayward Holdings, Inc	683,270
18,508	*	Helen of Troy Ltd	4,163,375
6,882		Hooker Furniture Corp	173,495
3,314	*	Hovnanian Enterprises, Inc	279,238
16,849		Installed Building Products, Inc	2,140,665
21,578	*	iRobot Corp	1,800,037
4,650		Johnson Outdoors, Inc	493,737
47,236		KB Home	1,896,525
39,908		Kontoor Brands, Inc	2,115,124
17,760	*	Latham Group, Inc	273,504
34,974		La-Z-Boy, Inc	1,162,536
171	*	Legacy Housing Corp	3,035
103,147		Leggett & Platt, Inc	4,832,437
205,663		Lennar Corp (Class A)	20,551,904
14,807		Lennar Corp (Class B)	1,215,359
17,151	*	LGI Homes, Inc	2,560,644
4,217		Lifetime Brands, Inc	71,520
9,027	*	Lovesac Co	704,196
85,104	*	Lululemon Athletica, Inc	39,659,315
21,271	*	M/I Homes, Inc	1,217,977
16,019	*	Malibu Boats, Inc	1,131,102
7,010		Marine Products Corp	88,817
14,223	*	MasterCraft Boat Holdings, Inc	380,892
267,846	*	Mattel, Inc	5,841,721
25,905		MDC Holdings, Inc	1,268,827
29,018	*	Meritage Homes Corp	3,154,547
42,818	*	Mohawk Industries, Inc	7,587,778
11,843		Movado Group, Inc	394,372
23,664	*	Nautilus, Inc	242,083
295,246		Newell Brands Inc	6,758,181
929,129		Nike, Inc (Class B)	155,433,990
2,553	*	NVR, Inc	12,496,424
12,110		Oxford Industries, Inc	1,122,839
193,484	*	Peloton Interactive, Inc	17,692,177
17,540	*,e	PLBY Group, Inc	492,523
43,835		Polaris Inc	5,038,833
200,791		Pulte Homes, Inc	9,654,031
37,888	*	Purple Innovation, Inc	731,238
54,210	*	PVH Corp	5,926,779
35,188		Ralph Lauren Corp	4,474,858
5,184		Rocky Brands, Inc	282,787
102,295	*	Skechers U.S.A., Inc (Class A)	4,727,052
125

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

37,638	*	Skyline Champion Corp	$2,383,238
40,917		Smith & Wesson Brands, Inc	879,716
93,242	*	Sonos, Inc	3,041,554
61,788		Steven Madden Ltd	2,786,639
13,251		Sturm Ruger & Co, Inc	1,045,239
12,297		Superior Uniform Group, Inc	319,599
214,769		Tapestry, Inc	8,371,696
58,306	*	Taylor Morrison Home Corp	1,780,082
141,791		Tempur Sealy International, Inc	6,305,446
87,165		Toll Brothers, Inc	5,244,718
25,656	*	TopBuild Corp	6,592,822
17,016	*	Traeger, Inc	321,432
90,288	*	TRI Pointe Homes, Inc	2,184,067
37,338	*	Tupperware Brands Corp	830,397
144,146	*	Under Armour, Inc (Class A)	3,165,446
147,983	*	Under Armour, Inc (Class C)	2,793,919
14,350	*	Unifi, Inc	344,687
11,195	*	Universal Electronics, Inc	461,010
25,970	*	Vera Bradley, Inc	254,766
243,895		VF Corp	17,775,068
36,886	*	Vista Outdoor, Inc	1,543,310
20,638	*	VOXX International Corp (Class A)	233,416
44,357	*,e	Vuzix Corp	474,176
47,402		Whirlpool Corp	9,993,764
62,932		Wolverine World Wide, Inc	2,087,454
63,837	*	YETI Holdings, Inc	6,277,092
		TOTAL CONSUMER DURABLES & APPAREL	513,521,433

CONSUMER SERVICES - 2.2%
53,962	*,e	2U, Inc	1,594,037
44,163	*	Accel Entertainment, Inc	537,905
40,945	*	Adtalem Global Education, Inc	1,512,099
14,657	*	American Public Education, Inc	366,278
176,604		ARAMARK Holdings Corp	6,442,514
24,631	*	Bally’s Corp	1,128,346
613	*	Biglari Holdings, Inc (B Shares)	101,899
16,786	*	BJ’s Restaurants, Inc	559,309
65,891	*	Bloomin’ Brands, Inc	1,424,563
8,447	*	Bluegreen Vacations Holding Corp	216,328
30,552	*	Booking Holdings, Inc	73,959,671
63,869	*	Boyd Gaming Corp	4,073,565
47,078	*	Bright Horizons Family Solutions	7,814,948
34,204	*	Brinker International, Inc	1,435,200
153,804	*	Caesars Entertainment, Inc	16,835,386
654,613	*	Carnival Corp	14,506,224
14,388		Carriage Services, Inc	740,263
35,074		Carrols Restaurant Group, Inc	128,722
20,956	*	Century Casinos, Inc	310,149
32,657	*	Cheesecake Factory	1,327,180
107,831	*	Chegg, Inc	6,409,475
20,798	*	Chipotle Mexican Grill, Inc (Class A)	37,000,266
19,291		Choice Hotels International, Inc	2,712,700
27,506		Churchill Downs, Inc	6,326,380
15,044	*	Chuy’s Holdings, Inc	438,683
43,972	*	Coursera, Inc	1,535,063
17,634		Cracker Barrel Old Country Store, Inc	2,348,320
126

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

98,166		Darden Restaurants, Inc	$14,149,647
19,109	*	Dave & Buster’s Entertainment, Inc	709,517
22,730		Del Taco Restaurants, Inc	189,568
51,535	*	Denny’s Corp	819,406
13,988	*	Dine Brands Global Inc.	1,182,126
27,407		Domino’s Pizza, Inc	13,401,201
222,730	*	DraftKings, Inc	10,376,991
62,693	*	Drive Shack, Inc	163,002
12,624	*	El Pollo Loco Holdings, Inc	185,573
65,861	*	Everi Holdings, Inc	1,580,664
109,103	*	Expedia Group, Inc	17,937,624
13,910	*	Fiesta Restaurant Group, Inc	146,611
65,408	*	frontdoor, Inc	2,438,410
24,732	*	Full House Resorts, Inc	246,083
30,220	*	GAN Ltd	431,542
13,933	*	Golden Entertainment, Inc	724,098
24,465	*	Golden Nugget Online Gaming, Inc	412,725
2,907		Graham Holdings Co	1,703,066
34,604	*	Grand Canyon Education, Inc	2,757,939
106,444		H&R Block, Inc	2,455,663
34,888	*,e	Hall of Fame Resort & Entertainment Co	80,242
64,895	*	Hilton Grand Vacations, Inc	3,262,921
203,996	*	Hilton Worldwide Holdings, Inc	29,365,224
86,472	*	Houghton Mifflin Harcourt Co	1,227,038
30,993	*	Hyatt Hotels Corp	2,640,604
79,385	*	International Game Technology plc	2,341,064
17,850		Jack in the Box, Inc	1,766,257
4,617	*,e	Kura Sushi USA, Inc	196,592
255,312	*	Las Vegas Sands Corp	9,908,659
86,132		Laureate Education, Inc	1,491,806
19,909	*	Lindblad Expeditions Holdings, Inc	297,640
40,603	*	LiveOne, Inc	92,981
202,475	*	Marriott International, Inc (Class A)	32,400,049
32,099		Marriott Vacations Worldwide Corp	5,046,605
558,796		McDonald’s Corp	137,212,358
305,949		MGM Resorts International	14,428,555
30,221	*	Mister Car Wash, Inc	554,253
9,918	*	Monarch Casino & Resort, Inc	716,278
1,621		Nathan’s Famous, Inc	101,312
4,184	*	NEOGAMES S.A.	155,436
30,778	*	Noodles & Co	373,953
275,605	*,e	Norwegian Cruise Line Holdings Ltd	7,088,561
14,188	*	ONE Group Hospitality, Inc	187,565
40,465	*	OneSpaWorld Holdings Ltd	437,022
25,595		Papa John’s International, Inc	3,175,828
118,117	*	Penn National Gaming, Inc	8,457,177
53,516	*	Perdoceo Education Corp	568,340
63,164	*	Planet Fitness, Inc	5,024,696
21,263	*	PlayAGS, Inc	187,540
32,460	*	PowerSchool Holdings, Inc	750,151
6,723		RCI Hospitality Holdings, Inc	455,819
11,986	*	Red Robin Gourmet Burgers, Inc	238,162
48,546	*	Red Rock Resorts, Inc	2,641,388
166,432	*	Royal Caribbean Cruises Ltd	14,051,854
39,579	*	Rush Street Interactive, Inc	796,725
33,773	*	Ruth’s Hospitality Group Inc	653,170
127

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

71,278	*	Scientific Games Corp (Class A)	$5,705,804
39,441	*	SeaWorld Entertainment, Inc	2,504,503
116,192		Service Corp International	7,957,990
28,420	*	Shake Shack, Inc	1,965,811
59,980	*	Six Flags Entertainment Corp	2,466,977
875,688		Starbucks Corp	92,884,226
38,315	*	StoneMor, Inc	99,236
18,420		Strategic Education, Inc	1,256,428
31,895	*	Stride, Inc	1,132,272
24,593	*	Target Hospitality Corp	101,815
99,812	*	Terminix Global Holdings, Inc	4,040,390
52,910		Texas Roadhouse, Inc (Class A)	4,698,937
65,334		Travel & Leisure Co	3,550,250
30,016		Vail Resorts, Inc	10,346,815
69,287	*	Vivint Smart Home, Inc	628,433
143,392		Wendy’s	3,197,642
22,035		Wingstop, Inc	3,800,376
40,606	*	WW International Inc	704,920
70,675		Wyndham Hotels & Resorts, Inc	5,969,917
80,585	*	Wynn Resorts Ltd	7,236,533
308,298		Yum China Holdings, Inc	17,597,650
222,022		Yum! Brands, Inc	27,739,429
		TOTAL CONSUMER SERVICES	757,757,108

DIVERSIFIED FINANCIALS - 5.3%
31,621		Affiliated Managers Group, Inc	5,308,534
339,048		AGNC Investment Corp	5,397,644
11,648		Alerus Financial Corp	365,747
265,951		Ally Financial, Inc	12,696,501
6,316		A-Mark Precious Metals, Inc	473,637
482,659		American Express Co	83,876,481
83,402		Ameriprise Financial, Inc	25,198,246
957,762		Annaly Capital Management, Inc	8,102,667
106,416		Apollo Commercial Real Estate Finance, Inc	1,611,138
136,671	e	Apollo Global Management, Inc	10,516,833
96,282		Arbor Realty Trust, Inc	1,936,231
28,800		Ares Commercial Real Estate Corp	449,856
105,975		Ares Management Corp	8,980,322
60,138		ARMOUR Residential REIT, Inc	632,652
37,490		Artisan Partners Asset Management, Inc	1,857,255
17,886	*	Assetmark Financial Holdings, Inc	458,597
2,527		Associated Capital Group, Inc	91,856
3,923	*	Atlanticus Holdings Corp	303,993
10,608		B. Riley Financial, Inc	760,169
26,431		Banco Latinoamericano de Exportaciones S.A. (Class E)	479,458
591,260		Bank of New York Mellon Corp	35,002,592
1,380,229	*	Berkshire Hathaway, Inc (Class B)	396,139,525
250,087		BGC Partners, Inc (Class A)	1,342,967
106,805		BlackRock, Inc	100,766,245
511,288		Blackstone Group, Inc	70,772,485
109,020		Blackstone Mortgage Trust, Inc	3,586,758
40,435	*	Blucora, Inc	667,986
48,706		Brightsphere Investment Group, Inc	1,460,206
63,577		BrightSpire Capital, Inc	623,690
101,143		Broadmark Realty Capital, Inc	1,043,796
67,189	*	Cannae Holdings, Inc	2,291,145
128

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

328,649		Capital One Financial Corp	$49,635,858
125,156		Carlyle Group, Inc	7,027,509
82,299		CBOE Global Markets, Inc	10,858,530
1,128,086		Charles Schwab Corp	92,536,895
174,201		Chimera Investment Corp	2,719,278
268,119		CME Group, Inc	59,133,645
18,515		Cohen & Steers, Inc	1,756,888
21,902		Cowen Group, Inc	826,362
6,074	*,e	Credit Acceptance Corp	3,633,528
18,727		Curo Group Holdings Corp	321,730
2,708		Diamond Hill Investment Group, Inc	587,257
221,303		Discover Financial Services	25,078,056
22,077	*	Donnelley Financial Solutions, Inc	845,991
22,810		Dynex Capital, Inc	399,175
32,739		Ellington Financial Inc	595,195
24,831	*	Encore Capital Group, Inc	1,341,371
29,509	*	Enova International, Inc	957,272
285,662		Equitable Holdings, Inc	9,569,677
31,374		Evercore Inc	4,763,828
29,783	*	Ezcorp, Inc (Class A)	222,181
27,199		Factset Research Systems, Inc	12,073,364
77,672		Federated Investors, Inc (Class B)	2,587,254
30,284		FirstCash, Inc	2,679,225
39,102	*	Focus Financial Partners, Inc	2,457,952
20,886	*	Franklin BSP Realty Trust, Inc	342,739
222,408		Franklin Resources, Inc	7,003,628
2,457		GAMCO Investors, Inc (Class A)	64,988
24,464		GCM Grosvenor, Inc	280,113
245,666		Goldman Sachs Group, Inc	101,546,041
42,206		Granite Point Mortgage Trust, Inc	565,560
17,463		Great Ajax Corp	247,276
40,633	*	Green Dot Corp	1,721,214
22,814		Greenhill & Co, Inc	358,636
25,919		Hamilton Lane, Inc	2,708,795
58,141		Hannon Armstrong Sustainable Infrastructure Capital, Inc	3,511,716
39,448		Houlihan Lokey, Inc	4,421,332
61,127		Interactive Brokers Group, Inc (Class A)	4,330,848
413,595		Intercontinental Exchange Group, Inc	57,266,364
238,051		Invesco Ltd	6,048,876
182,557		Invesco Mortgage Capital, Inc	573,229
132,319		Janus Henderson Group plc	6,152,834
160,623		Jefferies Financial Group, Inc	6,906,789
413,067		KKR & Co, Inc	32,909,048
18,044		KKR Real Estate Finance Trust, Inc	391,735
92,781		Ladder Capital Corp	1,113,372
77,741		Lazard Ltd (Class A)	3,808,532
72,810	*	LendingClub Corp	3,346,348
9,236	*	LendingTree, Inc	1,490,598
60,924		LPL Financial Holdings, Inc	9,992,754
27,884		MarketAxess Holdings, Inc	11,395,354
3,520		Marlin Business Services Corp	80,678
329,555		MFA Financial Inc	1,486,293
46,337		Moelis & Co	3,370,553
121,550		Moody’s Corp	49,124,433
1,018,539		Morgan Stanley	104,685,438
17,528		Morningstar, Inc	5,551,994
129

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

60,216		MSCI, Inc (Class A)	$40,036,414
85,728		Nasdaq Inc	17,991,735
103,018		Navient Corp	2,029,455
13,437		Nelnet, Inc (Class A)	1,110,299
290,163		New Residential Investment Corp	3,296,252
309,429		New York Mortgage Trust, Inc	1,358,393
17,297	*,†	NewStar Financial, Inc	4,176
155,472		Northern Trust Corp	19,129,275
73,077		OneMain Holdings, Inc	3,859,196
78,886	*	Open Lending Corp	2,486,487
15,352	*	Oportun Financial Corp	356,627
8,014		Oppenheimer Holdings, Inc	417,129
71,305		Orchid Island Capital, Inc	353,673
80,688		PennyMac Mortgage Investment Trust	1,625,863
13,468		Piper Jaffray Cos	2,218,045
19,040		PJT Partners, Inc	1,557,282
35,342	*	PRA Group, Inc	1,515,465
51,803		PROG Holdings, Inc	2,095,431
9,606		Pzena Investment Management, Inc (Class A)	104,513
132,176		Raymond James Financial, Inc	13,031,232
49,956		Ready Capital Corp	772,819
92,635		Redwood Trust, Inc	1,256,131
6,059		Regional Management Corp	309,494
180,432		S&P Global, Inc	85,553,637
46,085		Santander Consumer USA Holdings, Inc	1,921,745
21,286		Sculptor Capital Management, Inc	564,079
80,755		SEI Investments Co	5,090,795
244,885		SLM Corp	4,493,640
212,308		Starwood Property Trust, Inc	5,407,485
271,239		State Street Corp	26,730,603
28,072		StepStone Group, Inc	1,318,823
77,008		Stifel Financial Corp	5,611,573
12,459	*	StoneX Group, Inc	861,042
426,795		Synchrony Financial	19,824,628
167,604		T Rowe Price Group, Inc	36,349,956
48,537		TPG RE Finance Trust, Inc	634,379
73,993		Tradeweb Markets, Inc	6,592,776
227,872		Two Harbors Investment Corp	1,462,938
33,434	*	Upstart Holdings, Inc	10,767,085
70,717		Virtu Financial, Inc	1,759,439
5,785		Virtus Investment Partners, Inc	1,851,200
84,787		Voya Financial, Inc	5,915,589
103,714		WisdomTree Investments, Inc	662,732
3,402	*	World Acceptance Corp	630,697
		TOTAL DIVERSIFIED FINANCIALS	1,849,521,568

ENERGY - 2.8%
17,590	*,e	Aemetis, Inc	350,041
54,108	*,e	Alto Ingredients, Inc	287,855
1,657		Altus Midstream Co	102,436
243,872		Antero Midstream Corp	2,594,798
217,987	*	Antero Resources Corp	4,331,402
281,515		APA Corp	7,378,508
12,551	*	Arch Resources, Inc	1,143,145
95,125		Archrock, Inc	779,074
16,317	*	Aspen Aerogels, Inc	888,624
130

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

556,890		Baker Hughes Co	$13,966,801
77,118		Berry Petroleum Co LLC	741,104
23,244		Bonanza Creek Energy, Inc	1,304,918
32,783		Brigham Minerals, Inc	759,910
4,981	*	Bristow Group, Inc	172,343
590,676		Cabot Oil & Gas Corp	12,593,212
41,026		Cactus, Inc	1,784,631
63,465	*	California Resources Corp	2,927,640
29,695	*,e	Callon Petroleum Co	1,536,122
84,099	*	Centennial Resource Development, Inc	605,513
6,408	*,e	Centrus Energy Corp	363,141
159,700	*	ChampionX Corp	4,188,931
171,876	*	Cheniere Energy, Inc	17,771,978
74,485		Chesapeake Energy Corp	4,747,674
1,446,664		Chevron Corp	165,628,561
100,851	*,e	Clean Energy Fuels Corp	929,846
160,470	*	CNX Resources Corp	2,344,467
68,794	*	Comstock Resources Inc	678,997
1,000,760		ConocoPhillips	74,546,612
26,027	*	CONSOL Energy, Inc	716,003
111,063	*,e	Contango Oil & Gas Co	458,690
49,543		Continental Resources, Inc	2,418,194
25,484		CVR Energy, Inc	488,528
27,534	*	Delek US Holdings, Inc	535,536
38,146	*	Denbury, Inc	3,229,440
509,284		Devon Energy Corp	20,412,103
108,512		DHT Holdings, Inc	706,413
133,288		Diamondback Energy, Inc	14,287,141
14,538	*	DMC Global, Inc	607,398
26,271		Dorian LPG Ltd	318,405
24,796	*	Dril-Quip, Inc	584,194
73,118		DT Midstream, Inc	3,506,739
34,468	*	Earthstone Energy, Inc	349,850
107,406	*,e	Energy Fuels, Inc	842,063
433,029		EOG Resources, Inc	40,037,861
216,127	*	EQT Corp	4,303,089
275,115		Equitrans Midstream Corp	2,836,436
11,769	*	Extraction Oil & Gas, Inc	784,168
3,168,845	d	Exxon Mobil Corp	204,295,437
28,935		Falcon Minerals Corp	170,138
26,474	*	Frank’s International NV	454,029
93,320	*,e	Frontline Ltd	822,149
5,476	*	FTS International, Inc	145,114
120,648	*,e	Gevo, Inc	872,285
74,372	*	Golar LNG Ltd	969,067
31,635	*	Green Plains Inc	1,200,548
684,045		Halliburton Co	17,094,285
115,013	*	Helix Energy Solutions Group, Inc	434,749
79,601		Helmerich & Payne, Inc	2,470,815
213,323		Hess Corp	17,614,080
116,986		HollyFrontier Corp	3,954,127
40,015		International Seaways, Inc	702,263
1,458,617		Kinder Morgan, Inc	24,431,835
300,973	*	Kosmos Energy Ltd	1,083,503
9,680	*	Laredo Petroleum, Inc	729,872
65,694	*	Liberty Oilfield Services, Inc	848,767
105,674		Magnolia Oil & Gas Corp	2,206,473
131

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

578,485		Marathon Oil Corp	$9,440,875
479,393		Marathon Petroleum Corp	31,606,381
83,724		Matador Resources Co	3,503,849
79,065		Murphy Oil Corp	2,200,379
6,541	*	Nabors Industries Ltd	670,453
21,846	*	National Energy Services Reunited Corp	255,598
20,127	e	New Fortress Energy, Inc	603,810
67,670	*	Newpark Resources, Inc	230,078
131,357	*	NexTier Oilfield Solutions, Inc	585,852
119,762		Nordic American Tankers Ltd	281,441
36,072		Northern Oil and Gas, Inc	835,428
306,141	*	NOV, Inc	4,292,097
15,219		Oasis Petroleum, Inc	1,835,411
636,367		Occidental Petroleum Corp	21,337,386
17,212	*	Oceaneering International, Inc	234,083
51,141	*	Oil States International, Inc	309,914
325,197		ONEOK, Inc	20,689,033
198,002		Ovintiv, Inc	7,429,035
30,460	*	Par Pacific Holdings, Inc	470,912
141,573		Patterson-UTI Energy, Inc	1,211,865
74,899	*	PBF Energy, Inc	1,094,274
75,201		PDC Energy, Inc	3,933,764
54,996	*	Peabody Energy Corp	653,902
15,324	*	Penn Virginia Corp	506,305
335,294		Phillips 66	25,073,285
160,077		Pioneer Natural Resources Co	29,931,197
67,160	*	ProPetro Holding Corp	644,064
180,442	*	Range Resources Corp	4,207,907
33,786	*	Renewable Energy Group, Inc	2,162,304
4,181	*	Rex American Resources Corp	367,719
1,710	e	Riley Exploration Permian, Inc	45,366
56,320	*	RPC, Inc	303,565
1,057,619		Schlumberger Ltd	34,118,789
41,375	e	Scorpio Tankers, Inc	662,828
52,003	*	Select Energy Services, Inc	312,538
89,438		SFL Corp Ltd	707,455
89,308		SM Energy Co	3,065,051
22,723		Solaris Oilfield Infrastructure, Inc	172,468
517,823	*	Southwestern Energy Co	2,526,976
27,732	*	Talos Energy, Inc	359,684
168,195		Targa Resources Investments, Inc	9,195,221
52,731	*	Teekay Corp	186,668
18,022	*,e	Teekay Tankers Ltd	250,145
261,138	*	Tellurian, Inc	1,023,661
92,761	*	Tetra Technologies, Inc	299,618
4,549		Texas Pacific Land Corp	5,793,925
30,687	*	Tidewater, Inc	372,233
179,771	*,e	Uranium Energy Corp	668,748
138,061	*	Ur-Energy, Inc	240,226
65,096	*	US Silica Holdings, Inc	630,129
311,423		Valero Energy Corp	24,082,341
15,695	*	Vine Energy, Inc	267,914
109,415	*	W&T Offshore, Inc	449,696
29,713	*	Whiting Petroleum Corp	1,935,208
899,685		Williams Cos, Inc	25,272,152
51,846		World Fuel Services Corp	1,582,858
		TOTAL ENERGY	994,494,135
132

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

FOOD & STAPLES RETAILING - 1.2%
120,775	e	Albertsons Cos, Inc	$3,737,986
24,710		Andersons, Inc	841,623
106,183	*	BJ’s Wholesale Club Holdings, Inc	6,205,335
28,675		Casey’s General Stores, Inc	5,492,410
26,760	*	Chefs’ Warehouse Holdings, Inc	933,121
329,044		Costco Wholesale Corp	161,738,288
66,176	*	Grocery Outlet Holding Corp	1,468,446
39,894	*,e	HF Foods Group Inc	281,652
10,287	e	Ingles Markets, Inc (Class A)	711,758
553,817		Kroger Co	22,163,756
10,760		Natural Grocers by Vitamin C	131,057
117,738	*	Performance Food Group Co	5,325,290
17,934		Pricesmart, Inc	1,290,351
45,057	*,e	Rite Aid Corp	612,325
29,053		SpartanNash Co	672,286
90,053	*	Sprouts Farmers Market, Inc	1,993,773
360,889		SYSCO Corp	27,752,364
43,334	*	United Natural Foods, Inc	1,880,262
169,151	*	US Foods Holding Corp	5,864,465
4,683		Village Super Market (Class A)	104,290
527,863		Walgreens Boots Alliance, Inc	24,820,118
1,069,808		Walmart, Inc	159,850,711
12,101	e	Weis Markets, Inc	681,407
		TOTAL FOOD & STAPLES RETAILING	434,553,074

FOOD, BEVERAGE & TOBACCO - 2.6%
114,071	*,e	22nd Century Group, Inc	312,555
1,375,769		Altria Group, Inc	60,685,171
36,170	*,e	AppHarvest, Inc	217,743
413,192		Archer-Daniels-Midland Co	26,543,454
48,265		B&G Foods, Inc (Class A)	1,420,922
44,201	*,e	Beyond Meat, Inc	4,375,015
7,138	*	Boston Beer Co, Inc (Class A)	3,515,322
33,183		Brown-Forman Corp (Class A)	2,124,707
140,242		Brown-Forman Corp (Class B)	9,521,029
104,578		Bunge Ltd	9,688,106
14,762		Calavo Growers, Inc	593,432
27,027		Cal-Maine Foods, Inc	974,594
150,289		Campbell Soup Co	6,004,046
40,051	*	Celsius Holdings, Inc	3,865,722
2,906,649		Coca-Cola Co	163,847,804
3,577		Coca-Cola Consolidated Inc	1,435,808
360,234		ConAgra Brands, Inc	11,599,535
120,007		Constellation Brands, Inc (Class A)	26,018,718
120,976	*	Darling International, Inc	10,224,892
15,647	*	Duckhorn Portfolio, Inc	302,613
141,805		Flowers Foods, Inc	3,509,674
25,251		Fresh Del Monte Produce, Inc	845,656
30,966	*	Freshpet, Inc	4,827,909
458,080		General Mills, Inc	28,309,344
64,307	*	Hain Celestial Group, Inc	2,885,455
106,974		Hershey Co	18,757,891
133

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

204,958		Hormel Foods Corp	$8,673,823
94,942	*	Hostess Brands, Inc	1,795,353
51,132		Ingredion, Inc	4,869,300
11,897		J&J Snack Foods Corp	1,755,402
82,015		J.M. Smucker Co	10,076,363
7,570		John B. Sanfilippo & Son, Inc	639,665
181,557		Kellogg Co	11,129,444
510,535		Keurig Dr Pepper, Inc	18,425,208
492,873		Kraft Heinz Co	17,689,212
5,149	*,e	Laird Superfood, Inc	89,902
112,220		Lamb Weston Holdings, Inc	6,334,819
9,072		Lancaster Colony Corp	1,542,240
25,123	*	Landec Corp	244,196
10,480		Limoneira Co	169,042
181,038		McCormick & Co, Inc	14,524,679
10,303		MGP Ingredients, Inc	661,556
27,917	*,e	Mission Produce, Inc	530,144
136,050		Molson Coors Brewing Co (Class B)	5,998,444
1,041,640		Mondelez International, Inc	63,269,214
275,131	*	Monster Beverage Corp	23,386,135
17,210		National Beverage Corp	970,644
101,144	*	NewAge, Inc	149,693
1,035,967		PepsiCo, Inc	167,412,267
1,158,947		Philip Morris International, Inc	109,566,849
43,159	*	Pilgrim’s Pride Corp	1,215,357
44,550	*	Post Holdings, Inc	4,520,934
122,967		Primo Water Corp	1,955,175
16,275		Sanderson Farms, Inc	3,083,299
217		Seaboard Corp	835,454
4,216	*	Seneca Foods Corp	217,672
63,347	*	Simply Good Foods Co	2,511,709
35,294	*,e	Tattooed Chef, Inc	634,233
13,172	e	Tootsie Roll Industries, Inc	416,894
39,282	*	TreeHouse Foods, Inc	1,419,651
10,723		Turning Point Brands, Inc	409,297
208,752		Tyson Foods, Inc (Class A)	16,693,897
19,801		Universal Corp	930,647
44,376		Utz Brands, Inc	691,822
107,929		Vector Group Ltd	1,431,139
18,534	*	Vital Farms, Inc	304,328
28,260	*	Whole Earth Brands, Inc	342,794
		TOTAL FOOD, BEVERAGE & TOBACCO	909,925,013

HEALTH CARE EQUIPMENT & SERVICES - 6.2%
88,031	*	1Life Healthcare, Inc	1,906,751
1,298,059		Abbott Laboratories	167,306,824
32,143	*	Abiomed, Inc	10,672,762
68,105	*	Acadia Healthcare Co, Inc	4,222,510
24,556	*,e	Accelerate Diagnostics, Inc	144,880
37,948	*	Accolade, Inc	1,509,951
78,515	*	Accuray, Inc	391,790
13,353	*,e	Acutus Medical, Inc	104,688
60,316	*	AdaptHealth Corp	1,643,611
11,376	*	Addus HomeCare Corp	1,063,656
16,978	*	Agiliti, Inc	382,854
38,300	*	agilon health, Inc	938,350
134

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

58,519	*	Align Technology, Inc	$36,537,508
19,473	*	Alignment Healthcare, Inc	386,734
106,021	*	Allscripts Healthcare Solutions, Inc	1,460,969
52,892	*	Alphatec Holdings Inc	620,423
24,952	*	Amedisys, Inc	4,225,372
147,153	*	American Well Corp	1,324,377
113,367		AmerisourceBergen Corp	13,833,041
35,917	*	AMN Healthcare Services, Inc	3,545,008
27,895	*	Angiodynamics, Inc	797,797
183,649		Anthem, Inc	79,911,189
28,468	*,e	Apollo Medical Holdings, Inc	1,953,759
5,144	*	Apria, Inc	192,540
34,428	*	Apyx Medical Corp	492,320
211,364	*,e	Asensus Surgical, Inc	357,205
81,802	*,e	Aspira Women’s Health, Inc	274,037
33,960	*	AtriCure, Inc	2,549,038
1,124		Atrion Corp	818,272
37,191	*	Avanos Medical, Inc	1,173,004
28,947	*	Aveanna Healthcare Holdings, Inc	223,471
28,753	*	AxoGen, Inc	436,758
31,383	*	Axonics Modulation Technologies, Inc	2,301,943
376,419		Baxter International, Inc	29,722,044
214,138		Becton Dickinson & Co	51,305,323
18,374	*	BioLife Solutions Inc	976,578
1,054,066	*	Boston Scientific Corp	45,461,867
146,444	*	Brookdale Senior Living, Inc	951,886
139,920	*,e	Butterfly Network, Inc	1,443,974
205,231		Cardinal Health, Inc	9,812,094
31,027	*	Cardiovascular Systems, Inc	1,088,427
16,061	*	Castle Biosciences, Inc	1,001,403
93,347	*	Castlight Health, Inc	168,025
433,233	*	Centene Corp	30,863,519
219,145		Cerner Corp	16,280,282
64,191	*	Certara, Inc	2,651,730
128,984	*	Cerus Corp	851,294
188,192	*	Change Healthcare, Inc	4,051,774
12,022		Chemed Corp	5,797,609
248,600		Cigna Corp	53,103,446
14,237	*,e	ClearPoint Neuro, Inc	238,185
93,838	*	Community Health Systems, Inc	1,229,278
10,999	*	Computer Programs & Systems, Inc	397,064
21,972		Conmed Corp	3,214,064
11,171	*	Consensus Cloud Solutions, Inc	707,459
34,984		Cooper Cos, Inc	14,585,529
6,550	*	Corvel Corp	1,200,091
78,314	*	Covetrus, Inc	1,581,160
27,007	*	Cross Country Healthcare, Inc	559,855
29,096	*	CryoLife, Inc	600,541
30,605	*,e	CryoPort, Inc	2,495,532
13,300	*	Cutera, Inc	571,900
980,188		CVS Health Corp	87,511,185
38,517	*	CytoSorbents Corp	226,865
473,556		Danaher Corp	147,640,554
10,207	*,e	DarioHealth Corp	166,884
45,744	*	DaVita, Inc	4,722,611
165,611		Dentsply Sirona, Inc	9,474,605
135

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

72,143	*	DexCom, Inc	$44,960,239
461,246	*	Edwards Lifesciences Corp	55,266,496
75,836		Encompass Health Corp	4,820,136
40,165		Ensign Group, Inc	3,133,272
122,671	*	Envista Holdings Corp	4,796,436
59,647	*	Evolent Health, Inc	1,745,868
121	*	Exagen, Inc	1,406
21,991	*	Figs, Inc	739,117
16,372	*,e	Fulgent Genetics, Inc	1,357,566
34,373	*	Glaukos Corp	1,571,190
57,547	*	Globus Medical, Inc	4,440,902
69,110	*	Guardant Health, Inc	8,071,357
38,243	*	Haemonetics Corp	2,627,677
26,333	*	Hanger Inc	491,900
189,245		HCA Healthcare, Inc	47,398,303
33,831	*	Health Catalyst, Inc	1,780,864
62,483	*	HealthEquity, Inc	4,135,125
20,673	*	HealthStream, Inc	550,109
108,297	*	Henry Schein, Inc	8,268,476
7,123	*	Heska Corp	1,592,204
49,413		Hill-Rom Holdings, Inc	7,654,074
182,290	*	Hologic, Inc	13,363,680
97,718		Humana, Inc	45,259,069
20,344	*	iCAD, Inc	214,629
15,292	*	ICU Medical, Inc	3,580,316
63,341	*	IDEXX Laboratories, Inc	42,193,974
25,688	*	Inari Medical, Inc	2,325,278
15,740	*	InfuSystem Holdings, Inc	261,756
13,721	*	Innovage Holding Corp	90,833
14,364	*	Inogen, Inc	569,533
59,047	*	Inovalon Holdings, Inc	2,408,527
19,813	*	Inspire Medical Systems, Inc	5,341,189
49,283	*	Insulet Corp	15,278,716
25,757	*	Integer Holding Corp	2,318,645
55,460	*	Integra LifeSciences Holdings Corp	3,685,872
25,524	*	Intersect ENT, Inc	688,382
265,473	*	Intuitive Surgical, Inc	95,870,264
23,166	*	Invacare Corp	114,440
161	*	iRadimed Corp	6,009
22,296	*	iRhythm Technologies, Inc	1,563,841
10,450	*	Joint Corp	914,166
71,998	*	Laboratory Corp of America Holdings	20,664,866
51,344	*	Lantheus Holdings, Inc	1,200,936
16,588		LeMaitre Vascular, Inc	862,742
23,267	*	LHC Group, Inc	3,131,506
34,055	*	LifeStance Health Group, Inc	407,979
40,079	*	LivaNova plc	3,074,861
15,519	*	Magellan Health Services, Inc	1,471,667
38,075	*	Masimo Corp	10,795,785
116,924		McKesson Corp	24,306,161
63,632	*	MEDNAX, Inc	1,732,699
1,000,586		Medtronic plc	119,930,238
31,113	*	Meridian Bioscience, Inc	585,236
30,562	*	Merit Medical Systems, Inc	2,055,600
3,666		Mesa Laboratories, Inc	1,120,696
7,622	*,†,e	Misonix Inc	202,288
136

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

9,626	*	ModivCare, Inc	$1,566,824
40,781	*	Molina Healthcare, Inc	12,059,757
122,672	*	Multiplan Corp	528,716
20,936	*,e	NantHealth, Inc	32,870
9,997		National Healthcare Corp	699,190
13,643		National Research Corp	590,742
26,413	*	Natus Medical, Inc	661,646
79,226	*	Neogen Corp	3,352,052
18,881	*	Neuronetics, Inc	98,181
6,842	*	NeuroPace, Inc	103,725
26,411	*	Nevro Corp	3,003,987
43,227	*	NextGen Healthcare, Inc	711,516
77,578	*	Novocure Ltd	7,957,175
40,332	*	NuVasive, Inc	2,152,116
64,189	*	Oak Street Health, Inc	3,031,646
32,580	*	Omnicell, Inc	5,804,127
5,992	*	Ontrak, Inc	51,531
12,737	*	OptimizeRx Corp	1,231,668
97,600	*	Option Care Health, Inc	2,667,408
55,936	*	OraSure Technologies, Inc	596,837
68,590	*	Ortho Clinical Diagnostics Holdings plc	1,356,024
14,962	*	Orthofix Medical Inc	538,333
10,643	*	OrthoPediatrics Corp	757,462
34,512	*	Outset Medical, Inc	1,838,454
56,763		Owens & Minor, Inc	2,036,656
63,787		Patterson Cos, Inc	1,993,982
28,590	*,e	PAVmed, Inc	155,244
19,910	*	Pennant Group, Inc	509,099
25,205	*	Penumbra, Inc	6,970,443
18,578	*,e	PetIQ, Inc	465,379
29,309	*	Phreesia, Inc	2,067,457
82,149		Premier, Inc	3,199,704
14,938	*	Privia Health Group, Inc	383,907
47,584	*	Progyny, Inc	2,923,085
19,107	*,e	Pulmonx Corp	743,836
15,571	*,e	Pulse Biosciences, Inc	328,392
86,978		Quest Diagnostics, Inc	12,766,631
27,548	*	Quidel Corp	3,657,548
47,864	*	Quotient Ltd	121,096
88,094	*	R1 RCM, Inc	1,911,640
32,981	*	RadNet, Inc	1,025,379
107,613		Resmed, Inc	28,292,534
10,301	*	Retractable Technologies, Inc	97,447
34,225	*	Schrodinger, Inc	1,868,000
24,695	*	SeaSpine Holdings Corp	369,437
87,546		Select Medical Holdings Corp	2,908,278
313,654	*,e	Senseonics Holdings, Inc	1,097,789
11,192	*	Sharps Compliance Corp	92,334
24,884	*	Shockwave Medical Inc	5,317,711
24,420	*	SI-BONE, Inc	550,671
41,844	*	Sientra, Inc	245,206
30,133	*,e	Signify Health, Inc	484,237
26,274	*	Silk Road Medical Inc	1,542,547
11,111	e	Simulations Plus, Inc	561,105
27,452	*,e	SOC Telemed, Inc	60,394
8,451	*	Soliton Inc	174,006
137

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

34,687	*	Staar Surgical Co	$4,109,022
37,108	*	Stereotaxis, Inc	218,937
64,685		STERIS plc	15,119,472
260,865		Stryker Corp	69,408,351
26,047	*	Surgery Partners, Inc	1,071,574
12,498	*	SurModics, Inc	695,639
17,723	*	Tabula Rasa HealthCare, Inc	481,179
16,594	*	Tactile Systems Technology, Inc	572,327
10,923	*,e	Talis Biomedical Corp	58,438
47,336	*	Tandem Diabetes Care, Inc	6,453,317
113,117	*	Teladoc, Inc	16,921,172
35,684		Teleflex, Inc	12,737,047
82,701	*	Tenet Healthcare Corp	5,926,354
34,296	*	Tivity Health, Inc	858,086
19,088	*	Transmedics Group, Inc	523,584
8,172	*	Treace Medical Concepts, Inc	188,446
19,881	*	Triple-S Management Corp (Class B)	701,600
703,563		UnitedHealth Group, Inc	323,969,655
57,679		Universal Health Services, Inc (Class B)	7,157,964
10,603	e	US Physical Therapy, Inc	1,143,640
1,543		Utah Medical Products, Inc	149,409
15,373	*	Vapotherm, Inc	351,581
28,457	*	Varex Imaging Corp	764,070
102,253	*	Veeva Systems, Inc	32,415,224
27,034	*,e	Viemed Healthcare, Inc	154,905
100,633	*	ViewRay, Inc	735,627
25,288	*	Vocera Communications, Inc	1,430,795
54,410		West Pharmaceutical Services, Inc	23,389,771
157,420		Zimmer Biomet Holdings, Inc	22,529,950
17,126	*,e	Zynex Inc	214,589
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	2,196,118,011

HOUSEHOLD & PERSONAL PRODUCTS - 1.3%
44,512	*	Beauty Health Co	1,222,745
29,715	*	BellRing Brands, Inc	796,956
8,650	*	Central Garden & Pet Co	446,167
31,768	*	Central Garden and Pet Co (Class A)	1,467,682
180,171		Church & Dwight Co, Inc	15,739,739
94,925		Clorox Co	15,473,724
622,368		Colgate-Palmolive Co	47,418,218
221,781	*	Coty, Inc	1,880,703
43,109		Edgewell Personal Care Co	1,508,384
33,082	*	elf Beauty, Inc	1,068,879
49,150		Energizer Holdings, Inc	1,792,500
171,744		Estee Lauder Cos (Class A)	55,701,731
82,434	*	Herbalife Nutrition Ltd	3,824,938
18,611	*,e	Honest Co, Inc	170,291
13,924		Inter Parfums, Inc	1,286,299
251,761		Kimberly-Clark Corp	32,600,532
8,832		Medifast, Inc	1,733,457
9,715		Nature’s Sunshine Products, Inc	153,400
37,408		Nu Skin Enterprises, Inc (Class A)	1,501,931
2,626		Oil-Dri Corp of America	91,437
1,824,272		Procter & Gamble Co	260,852,653
5,496	*,e	Revlon, Inc (Class A)	56,939
44,850		Reynolds Consumer Products, Inc	1,210,053
138

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

33,625		Spectrum Brands Holdings, Inc	$3,152,344
9,753	*	USANA Health Sciences, Inc	946,626
48,983	*	Veru, Inc	400,191
10,749		WD-40 Co	2,440,023
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	454,938,542

INSURANCE - 2.1%
497,455		Aflac, Inc	26,698,410
10,439	*	Alleghany Corp	6,799,756
217,213		Allstate Corp	26,862,732
31,404	*	AMBAC Financial Group, Inc	531,042
64,805		American Equity Investment Life Holding Co	2,065,335
52,431		American Financial Group, Inc	7,132,713
648,458		American International Group, Inc	38,317,383
3,191		American National Group, Inc	605,365
15,389		Amerisafe, Inc	912,414
167,362		Aon plc	53,542,451
278,598	*	Arch Capital Group Ltd	11,650,968
23,843		Argo Group International Holdings Ltd	1,313,749
154,163		Arthur J. Gallagher & Co	25,848,510
47,518		Assurant, Inc	7,665,129
55,148		Assured Guaranty Ltd	3,065,126
79,543	*	Athene Holding Ltd	6,921,036
59,084		Axis Capital Holdings Ltd	3,076,504
68,171	*	Brighthouse Financial, Inc	3,424,229
164,425		Brown & Brown, Inc	10,376,862
34,486	*	BRP Group, Inc	1,258,739
326,150		Chubb Ltd	63,723,187
109,985		Cincinnati Financial Corp	13,356,578
31,384	*,e	Citizens, Inc (Class A)	202,113
23,266		CNA Financial Corp	1,043,713
99,432		Conseco, Inc	2,400,288
563		Crawford & Co	4,864
3,646		Donegal Group, Inc (Class A)	51,956
20,297	*	eHealth, Inc	900,172
21,352		Employers Holdings, Inc	824,187
10,462	*	Enstar Group Ltd	2,414,420
20,129		Erie Indemnity Co (Class A)	4,142,749
29,461		Everest Re Group Ltd	7,704,051
191,766		Fidelity National Financial Inc	9,187,509
71,118		First American Financial Corp	5,201,571
277,947	*	Genworth Financial, Inc (Class A)	1,142,362
78,273		Globe Life, Inc	6,967,862
38,499	*	GoHealth, Inc	207,895
13,362		Goosehead Insurance, Inc	1,928,137
25,827	*	Greenlight Capital Re Ltd (Class A)	191,895
27,316		Hanover Insurance Group, Inc	3,441,816
260,297		Hartford Financial Services Group, Inc	18,983,460
4,272		HCI Group, Inc	572,491
32,368		Heritage Insurance Holdings, Inc	211,687
31,895		Horace Mann Educators Corp	1,249,646
2,871		Independence Holding Co	140,823
763		Investors Title Co	147,869
25,292		James River Group Holdings Ltd	808,079
48,650		Kemper Corp	3,088,302
16,258		Kinsale Capital Group, Inc	3,042,685
139

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

29,062	*,e	Lemonade, Inc	$1,806,494
135,267		Lincoln National Corp	9,759,514
152,579		Loews Corp	8,555,105
9,654	*	Markel Corp	12,676,957
381,792		Marsh & McLennan Cos, Inc	63,682,906
36,483	*	MBIA, Inc	566,946
22,360		Mercury General Corp	1,218,396
551,254		Metlife, Inc	34,618,751
27,674	*,e	MetroMile, Inc	84,959
1,863		National Western Life Group, Inc	400,564
5,736	*	NI Holdings, Inc	114,032
200,080		Old Republic International Corp	5,168,066
20,068	*	Palomar Holdings, Inc	1,835,219
31,002		Primerica, Inc	5,215,776
203,427		Principal Financial Group	13,647,917
43,676		ProAssurance Corp	1,000,617
439,092		Progressive Corp	41,661,049
293,840		Prudential Financial, Inc	32,337,092
52,118		Reinsurance Group of America, Inc (Class A)	6,154,093
36,472		RenaissanceRe Holdings Ltd	5,171,730
30,659		RLI Corp	3,320,676
11,864		Safety Insurance Group, Inc	930,256
47,185		Selective Insurance Group, Inc	3,697,888
101,259	*	Selectquote, Inc	1,345,732
62,762	*	SiriusPoint Ltd	589,963
14,283		State Auto Financial Corp	732,861
20,193		Stewart Information Services Corp	1,437,136
14,139		Tiptree Inc	220,710
187,849		Travelers Cos, Inc	30,221,147
29,700	*	Trupanion, Inc	3,041,280
12,876		United Fire Group Inc	263,057
12,036		United Insurance Holdings Corp	45,978
22,601		Universal Insurance Holdings, Inc	333,817
118,458		Unum Group	3,017,125
107,596		W.R. Berkley Corp	8,564,642
2,396		White Mountains Insurance Group Ltd	2,527,756
96,681		Willis Towers Watson plc	23,423,873
		TOTAL INSURANCE	720,740,900

MATERIALS - 2.4%
21,255	*	AdvanSix, Inc	1,032,993
164,969		Air Products & Chemicals, Inc	49,459,356
85,270		Albemarle Corp	21,357,577
138,631		Alcoa Corp	6,370,094
97,921	*	Allegheny Technologies, Inc	1,576,528
1,155,199		Amcor plc	13,943,252
22,290		American Vanguard Corp	347,278
126,372	*	Amyris, Inc	1,872,833
50,831		Aptargroup, Inc	6,139,368
84,956	*	Arconic Corp	2,499,406
15,086		Ardagh Group S.A.	371,493
41,798		Ashland Global Holdings, Inc	4,013,026
60,599		Avery Dennison Corp	13,193,614
69,243		Avient Corp	3,730,813
160,481	*	Axalta Coating Systems Ltd	5,005,402
25,107		Balchem Corp	3,843,631
140

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

239,556		Ball Corp	$21,914,583
106,126	*	Berry Global Group, Inc	6,955,498
42,596		Cabot Corp	2,272,497
36,723		Carpenter Technology Corp	1,134,006
81,117		Celanese Corp (Series A)	13,101,207
37,374	*	Century Aluminum Co	493,711
163,066		CF Industries Holdings, Inc	9,262,149
5,569		Chase Corp	534,624
126,652		Chemours Co	3,548,789
12,952	*	Clearwater Paper Corp	541,782
340,258	*,e	Cleveland-Cliffs, Inc	8,203,620
191,386	*	Coeur Mining, Inc	1,211,473
92,569		Commercial Metals Co	2,978,870
27,716		Compass Minerals International, Inc	1,818,170
92,492	*	Constellium SE	1,702,778
547,833		Corteva, Inc	23,638,994
97,364		Crown Holdings, Inc	10,124,882
52,012	*,e	Danimer Scientific, Inc	767,697
38,124	*	Diversey Holdings Ltd	663,358
37,845	*	Domtar Corp	2,065,959
556,569		Dow, Inc	31,151,167
392,893		DuPont de Nemours, Inc	27,345,353
26,970		Eagle Materials, Inc	4,001,269
102,103		Eastman Chemical Co	10,621,775
187,390		Ecolab, Inc	41,641,806
178,471		Element Solutions, Inc	4,053,076
62,539	*	Ferro Corp	1,314,570
48,283	*,†	Ferroglobe plc	0
98,502		FMC Corp	8,964,667
28,535	*	Forterra, Inc	679,704
1,080,947		Freeport-McMoRan, Inc (Class B)	40,773,321
24,364		FutureFuel Corp	172,010
26,173	*	Gatos Silver, Inc	316,693
39,115	*	GCP Applied Technologies, Inc	884,390
38,095		Glatfelter Corp	625,901
212,728		Graphic Packaging Holding Co	4,239,669
20,864		Greif, Inc (Class A)	1,349,484
5,806		Greif, Inc (Class B)	378,900
40,341		H.B. Fuller Co	2,844,444
14,948		Hawkins, Inc	548,143
7,327		Haynes International, Inc	294,033
400,042		Hecla Mining Co	2,312,243
158,826		Huntsman Corp	5,174,551
30,978	*	Ingevity Corp	2,413,496
18,422		Innospec, Inc	1,669,217
185,397		International Flavors & Fragrances, Inc	27,336,788
285,824		International Paper Co	14,196,878
7,382	*	Intrepid Potash, Inc	359,577
12,024		Kaiser Aluminum Corp	1,168,011
14,958	*	Koppers Holdings, Inc	524,876
23,752	*	Kraton Corp	1,084,279
17,312		Kronos Worldwide, Inc	225,575
113,854	*	Livent Corp	3,212,960
61,727		Louisiana-Pacific Corp	3,637,572
191,375		LyondellBasell Industries NV	17,763,428
1,527	*	Marrone Bio Innovations, Inc	1,338
141

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

48,016		Martin Marietta Materials, Inc	$18,862,605
15,968		Materion Corp	1,152,570
25,661		Minerals Technologies, Inc	1,820,391
258,323		Mosaic Co	10,738,487
57,682	*,e	MP Materials Corp	1,952,536
26,770		Myers Industries, Inc	550,927
14,884		Neenah Inc	752,237
5,513		NewMarket Corp	1,874,475
604,230		Newmont Goldcorp Corp	32,628,420
181,575	*	Novagold Resources Inc	1,327,313
219,679		Nucor Corp	24,527,160
127,895	*	O-I Glass, Inc	1,669,030
108,998		Olin Corp	6,210,706
5,860		Olympic Steel, Inc	158,044
43,249	*	Orion Engineered Carbons SA	813,081
69,538		Packaging Corp of America	9,552,435
30,719		Pactiv Evergreen, Inc	427,301
176,107		PPG Industries, Inc	28,277,501
38,871		PQ Group Holdings, Inc	454,013
25,097	*	PureCycle Technologies, Inc	336,049
10,380		Quaker Chemical Corp	2,551,819
27,104	*	Ranpak Holdings Corp	934,004
46,721	*	Rayonier Advanced Materials, Inc	335,457
47,476		Reliance Steel & Aluminum Co	6,939,092
51,084		Royal Gold, Inc	5,058,338
86,250		RPM International, Inc	7,521,000
11,406		Ryerson Holding Corp	300,662
19,787		Schnitzer Steel Industries, Inc (Class A)	1,064,541
25,187		Schweitzer-Mauduit International, Inc	877,515
31,523		Scotts Miracle-Gro Co (Class A)	4,679,905
117,356		Sealed Air Corp	6,961,558
34,143		Sensient Technologies Corp	3,264,071
181,909		Sherwin-Williams Co	57,594,209
63,867		Silgan Holdings, Inc	2,567,453
60,678		Sonoco Products Co	3,516,290
57,995		Southern Copper Corp	3,479,120
140,352		Steel Dynamics, Inc	9,274,460
17,131		Stepan Co	2,056,063
90,890	*	Summit Materials, Inc	3,240,229
64,626		SunCoke Energy, Inc	466,600
25,984	*	Sylvamo Corp	731,709
34,451	*	TimkenSteel Corp	480,591
20,458		Tredegar Corp	246,723
29,350		Trinseo plc	1,645,361
86,613		Tronox Holdings plc	2,019,815
3,261	*	UFP Technologies, Inc	201,823
834		United States Lime & Minerals, Inc	102,982
206,183		United States Steel Corp	5,441,169
142,359		Valvoline, Inc	4,834,512
27,947		Verso Corp	617,070
98,689		Vulcan Materials Co	18,762,753
40,038		Warrior Met Coal, Inc	959,711
24,048		Westlake Chemical Corp	2,340,832
200,353		WestRock Co	9,636,979
25,911		Worthington Industries, Inc	1,407,486
14,174	*	Zymergen, Inc	150,244
		TOTAL MATERIALS	827,319,902
142

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

MEDIA & ENTERTAINMENT - 8.6%
579,814		Activision Blizzard, Inc	$45,335,657
57,960	*	Advantage Solutions, Inc	494,978
224,691	*	Alphabet, Inc (Class A)	665,292,076
209,678	*	Alphabet, Inc (Class C)	621,781,238
149,920	*	Altice USA, Inc	2,443,696
384,211	*,e	AMC Entertainment Holdings, Inc	13,589,543
24,488	*	AMC Networks, Inc	974,378
13,100	*	Boston Omaha Corp	464,395
4,150		Cable One, Inc	7,101,521
24,134	*	Cardlytics, Inc	1,898,380
71,064	*	Cargurus, Inc	2,383,487
52,392	*	Cars.com, Inc	682,144
95,569	*	Charter Communications, Inc	64,498,562
8,724	*	Chicken Soup For The Soul Entertainment, Inc	170,554
85,356	*,e	Cinemark Holdings, Inc	1,604,693
274,370	*	Clear Channel	795,673
3,388,740		Comcast Corp (Class A)	174,282,898
50,683	*	comScore, Inc	198,171
19,689	*,e	CuriosityStream, Inc	196,299
470	*	Daily Journal Corp	161,313
116,507	*,e	Discovery, Inc (Class A)	2,730,924
242,499	*	Discovery, Inc (Class C)	5,470,777
187,181	*	DISH Network Corp (Class A)	7,687,524
207,664		Electronic Arts, Inc	29,124,876
18,495	*	Emerald Holding, Inc	74,905
91,027	*	Entercom Communications Corp	294,017
41,363		Entravision Communications Corp (Class A)	329,663
56,607	*	Eventbrite Inc	1,145,726
14,689	*	EverQuote Inc	202,561
41,829		EW Scripps Co (Class A)	778,019
1,787,985	*	Facebook, Inc	578,538,306
32,327	*	Fluent, Inc	76,938
237,358		Fox Corp (Class A)	9,432,607
117,714		Fox Corp (Class B)	4,350,709
99,363	*,e	fuboTV, Inc	2,962,011
103,352	*	Gannett Co, Inc	599,442
72,446		Gray Television, Inc	1,698,134
9,282	*	Hemisphere Media Group, Inc	102,566
58,672	*	IAC	8,939,853
84,522	*	iHeartMedia, Inc	1,638,036
38,923	*	Imax Corp	733,699
293,258		Interpublic Group of Cos, Inc	10,724,445
32,721		John Wiley & Sons, Inc (Class A)	1,772,497
6,341	*	Liberty Braves Group (Class A)	193,844
32,042	*	Liberty Braves Group (Class C)	952,288
15,098	*	Liberty Broadband Corp (Class A)	2,427,305
105,487	*	Liberty Broadband Corp (Class C)	17,136,363
18,720	*	Liberty Media Group (Class A)	976,248
150,259	*	Liberty Media Group (Class C)	8,384,452
63,511	*	Liberty SiriusXM Group (Class A)	3,161,578
123,155	*	Liberty SiriusXM Group (Class C)	6,074,005
71,481	*	Liberty TripAdvisor Holdings, Inc	220,876
46,102	*	Lions Gate Entertainment Corp (Class A)	597,021
143

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

89,647	*	Lions Gate Entertainment Corp (Class B)	$1,014,804
102,322	*	Live Nation, Inc	10,349,870
10,072	e	Loral Space & Communications, Inc	501,787
14,125	*	Madison Square Garden Co	2,676,829
18,059	*	Madison Square Garden Entertainment Corp	1,272,618
96,667	*	Magnite, Inc	2,612,909
25,461	*,e	Marcus Corp	472,811
207,253	*	Match Group, Inc	31,249,607
15,622	*	MediaAlpha, Inc	273,854
29,576	*	Meredith Corp	1,722,506
48,320		National CineMedia, Inc	153,658
322,121	*	Netflix, Inc	222,363,347
126,545		New York Times Co (Class A)	6,908,092
297,765		News Corp (Class A)	6,818,818
96,522		News Corp (Class B)	2,177,536
29,383		Nexstar Media Group Inc	4,405,393
158,699		Omnicom Group, Inc	10,804,228
410,325	*	Pinterest, Inc	18,316,908
59,561	*	Playtika Holding Corp	1,684,385
42,462	*	QuinStreet, Inc	594,468
87,361	*	Roku, Inc	26,636,369
23,182		Scholastic Corp	838,957
38,405		Sinclair Broadcast Group, Inc (Class A)	1,003,523
686,749	e	Sirius XM Holdings, Inc	4,182,301
213,812	*,e	Skillz, Inc	2,390,418
101,713	*	Spotify Technology S.A.	29,435,742
47,656	*	Stagwell, Inc	413,654
87,900	*	Take-Two Interactive Software, Inc	15,909,900
19,799	*	TechTarget, Inc	1,867,244
174,569		TEGNA, Inc	3,432,027
5,030	*	Thryv Holdings, Inc	159,300
75,518	*	TripAdvisor, Inc	2,489,828
88,583	*	TrueCar, Inc	371,163
583,192	*	Twitter, Inc	31,224,100
6,103		ViacomCBS, Inc (Class A)	237,590
429,542		ViacomCBS, Inc (Class B)	15,558,011
96,498	*	Vimeo, Inc	3,254,878
1,357,305	*	Walt Disney Co	229,479,556
40,981	*	WideOpenWest, Inc	780,688
35,196		World Wrestling Entertainment, Inc (Class A)	2,150,124
58,093	*	Yelp, Inc	2,244,133
45,669	*	Zillow Group, Inc (Class A)	4,828,127
126,422	*	Zillow Group, Inc (Class C)	13,101,112
765,202	*	Zynga, Inc	5,647,191
		TOTAL MEDIA & ENTERTAINMENT	3,037,892,235

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.0%
63,491	*	10X Genomics, Inc	10,239,194
8,842	*	4D Molecular Therapeutics, Inc	212,473
11,226	*	89bio, Inc	197,578
253,146	*	9 Meters Biopharma, Inc	321,495
1,314,847		AbbVie, Inc	150,773,505
91,291	*	Acadia Pharmaceuticals, Inc	1,638,673
37,865	*	Acceleron Pharma, Inc	6,595,326
32,750	*,e	Aclaris Therapeutics, Inc	568,212
16,050	*	Adagio Therapeutics, Inc	469,302
144

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

82,792	*	Adaptive Biotechnologies Corp	$2,766,081
66,953	*	Adverum Biotechnologies, Inc	151,983
33,288	*	Aeglea BioTherapeutics, Inc	243,668
33,134	*	Aerie Pharmaceuticals, Inc	352,214
87,570	*	Affimed NV	595,476
147,964	*	Agenus, Inc	568,182
223,931		Agilent Technologies, Inc	35,266,893
47,992	*	Agios Pharmaceuticals, Inc	2,255,624
132,649	*	Akebia Therapeutics, Inc	380,703
19,401	*	Akero Therapeutics, Inc	416,927
18,665	*,e	Akouos, Inc	173,958
7,525	*	Akoya Biosciences, Inc	99,706
13,691	*	Albireo Pharma, Inc	400,051
71,596	*,†	Alder Biopharmaceuticals Inc	63,004
36,650	*,e	Aldeyra Therapeutics, Inc	333,515
43,454	*	Alector, Inc	944,690
14,186	*	Aligos Therapeutics, Inc	225,983
119,414	*	Alkermes plc	3,617,050
26,372	*	Allakos, Inc	2,652,496
51,492	*	Allogene Therapeutics, Inc	887,722
21,851	*	Allovir, Inc	524,643
90,002	*	Alnylam Pharmaceuticals, Inc	14,360,719
25,003	*	Altimmune, Inc	270,032
13,419	*	ALX Oncology Holdings, Inc	752,001
424,450		Amgen, Inc	87,848,416
193,454	*	Amicus Therapeutics, Inc	2,031,267
90,760	*	Amneal Pharmaceuticals, Inc	498,272
29,714	*	Amphastar Pharmaceuticals, Inc	555,058
143,738	*,e	Ampio Pharmaceuticals, Inc	224,231
15,851	*	AnaptysBio, Inc	521,498
46,837	*,e	Anavex Life Sciences Corp	877,725
5,085	*	ANI Pharmaceuticals, Inc	190,077
11,269	*	Anika Therapeutics, Inc	469,354
23,561	*	Annexon, Inc	384,280
123,274	*	Antares Pharma, Inc	461,045
52,374	*	Apellis Pharmaceuticals, Inc	1,609,977
18,548	*	Applied Molecular Transport, Inc	417,701
12,708	*	Applied Therapeutics, Inc	186,426
39,630	*,e	AquaBounty Technologies, Inc	158,124
65,091	*,e	Arbutus Biopharma Corp	262,317
13,951	*	Arcturus Therapeutics Holdings, Inc	627,097
34,341	*	Arcus Biosciences, Inc	1,148,363
20,143	*	Arcutis Biotherapeutics, Inc	426,629
66,021	*,e	Ardelyx, Inc	79,885
45,907	*	Arena Pharmaceuticals, Inc	2,634,603
75,132	*	Arrowhead Pharmaceuticals Inc	4,794,924
32,937	*	Arvinas, Inc	2,851,685
62,354	*	Atara Biotherapeutics, Inc	965,240
48,745	*,e	Atea Pharmaceuticals, Inc	567,392
76,887	*,e	Athenex, Inc	195,293
137,117	*,e	Athersys, Inc	160,427
25,454	*,e	Athira Pharma, Inc	332,684
88,477	*	Atossa Therapeutics, Inc	227,386
30,662	*,e	Atreca, Inc	158,829
76,225	*	Avalo Therapeutics, Inc	178,366
429,372	*	Avantor, Inc	17,338,041
145

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

46,688	*	Avid Bioservices, Inc	$1,432,388
22,820	*	Avidity Biosciences, Inc	513,450
18,080	*,e	Avita Medical, Inc	297,778
25,652	*	Avrobio, Inc	144,164
21,552	*,e	Axsome Therapeutics, Inc	829,752
36,579	*	Beam Therapeutics, Inc	3,247,118
36,272	*	Berkeley Lights, Inc	843,324
17,232	*	Beyondspring Inc	238,146
8,940	*	BioAtla, Inc	261,316
136,958	*	BioCryst Pharmaceuticals, Inc	2,044,783
59,451	*	BioDelivery Sciences International, Inc	242,560
111,821	*	Biogen, Inc	29,820,424
41,643	*	Biohaven Pharmaceutical Holding Co Ltd	5,926,632
137,024	*	BioMarin Pharmaceutical, Inc	10,856,412
6,579	*,e	Biomea Fusion, Inc	70,658
188,314	*,e	Bionano Genomics, Inc	956,635
15,458	*	Bio-Rad Laboratories, Inc (Class A)	12,284,163
29,382		Bio-Techne Corp	15,385,884
9,945	*	Bioxcel Therapeutics Inc	289,797
17,523	*,e	Black Diamond Therapeutics, Inc	134,226
49,659	*	Bluebird Bio, Inc	1,162,517
44,489	*	Blueprint Medicines Corp	5,004,568
9,800	*,e	Bolt Biotherapeutics, Inc	128,282
82,243	*	Bridgebio Pharma, Inc	4,061,159
1,662,527		Bristol-Myers Squibb Co	97,091,577
18,013	*,e	Brooklyn ImmunoTherapeutics, Inc	153,471
80,409		Bruker BioSciences Corp	6,456,843
25,944	*	C4 Therapeutics, Inc	1,152,432
32,865	*	Cara Therapeutics, Inc	553,118
27,819	*,e	Cardiff Oncology, Inc	163,298
37,486	*	CareDx, Inc	1,911,786
14,588	*	Caribou Biosciences, Inc	322,541
25,205	*,e	Cassava Sciences, Inc	1,087,092
119,251	*	Catalent, Inc	16,439,943
76,486	*	Catalyst Pharmaceuticals, Inc	451,267
6,027	*,e	Celcuity, Inc	109,089
34,148	*	Celldex Therapeutics, Inc	1,452,656
28,692	*,e	CEL-SCI Corp	321,350
26,489	*,e	Cerevel Therapeutics Holdings, Inc	1,076,778
37,664	*	Charles River Laboratories International, Inc	16,899,084
38,382	*	ChemoCentryx, Inc	1,336,077
55,373	*	Chimerix, Inc	290,155
26,874	*	Chinook Therapeutics, Inc	288,627
33,231	*,e	ChromaDex Corp	205,700
85,782	*,e	Citius Pharmaceuticals, Inc	160,412
80,529	*,e	Clovis Oncology, Inc	348,691
45,404	*	Codexis, Inc	1,578,697
11,867	*	Codiak Biosciences, Inc	171,003
28,132	*,e	Cogent Biosciences, Inc	238,559
45,593	*	Coherus Biosciences, Inc	762,771
28,144	*	Collegium Pharmaceutical, Inc	552,467
75,382	*	Corcept Therapeutics, Inc	1,356,876
34,910	*,e	CorMedix Inc	169,663
15,260	*,e	Cortexyme Inc	201,432
29,586	*	Crinetics Pharmaceuticals, Inc	737,579
23,500	*	Cue Biopharma, Inc	286,935
146

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

10,136	*,e	Cullinan Oncology, Inc	$225,222
40,402	*,e	CureVac NV	1,618,908
65,385	*	Curis, Inc	425,003
52,860	*	Cymabay Therapeutics, Inc	206,154
58,402	*	Cytokinetics, Inc	2,038,814
61,381	*	CytomX Therapeutics, Inc	363,989
29,585	*	Deciphera Pharmaceuticals, Inc	987,843
69,573	*	Denali Therapeutics, Inc	3,363,855
17,905	*,e	DermTech, Inc	489,702
10,125	*,e	Design Therapeutics, Inc	158,760
52,282	*	Dicerna Pharmaceuticals, Inc	1,087,988
156,303	*	Durect Corp	200,068
79,916	*	Dynavax Technologies Corp	1,595,923
22,646	*	Dyne Therapeutics, Inc	328,593
11,214	*	Eagle Pharmaceuticals, Inc	587,277
9,248	*	Edgewise Therapeutics, Inc	152,592
53,309	*	Editas Medicine, Inc	1,957,506
19,133	*	Eiger BioPharmaceuticals, Inc	128,956
335,487	*	Elanco Animal Health, Inc	11,030,813
634,108		Eli Lilly & Co	161,545,354
37,040	*	Emergent Biosolutions, Inc	1,765,697
17,038	*	Enanta Pharmaceuticals, Inc	1,462,712
62,499	*	Epizyme, Inc	262,496
20,619	*,e	Esperion Thereapeutics, Inc	184,334
22,962	*,e	Evelo Biosciences, Inc	203,214
22,516	*	Evolus, Inc	176,075
130,362	*	Exact Sciences Corp	12,413,070
237,326	*	Exelixis, Inc	5,104,882
61,787	*	Fate Therapeutics, Inc	3,324,141
65,218	*	FibroGen, Inc	725,224
45,267	*	Flexion Therapeutics, Inc	418,720
66,476	*	Fluidigm Corp	342,351
24,236	*	Forma Therapeutics Holdings, Inc	449,820
8,519	*,e	Forte Biosciences, Inc	23,086
71,352	*	Fortress Biotech, Inc	232,608
33,303	*,e	Frequency Therapeutics, Inc	209,143
16,181	*	Fulcrum Therapeutics, Inc	358,247
29,008	*,e	G1 Therapeutics, Inc	420,326
16,562	*	Gemini Therapeutics, Inc	62,936
33,712	*	Generation Bio Co	706,604
274,233	*,e	Geron Corp	422,319
936,937		Gilead Sciences, Inc	60,788,473
44,211	*	Global Blood Therapeutics, Inc	1,614,586
43,062	*	Gossamer Bio, Inc	534,830
3,183	*,e	Greenwich Lifesciences, Inc	112,551
36,887	*	Gritstone Oncology, Inc	405,388
24,592	*	GT Biopharma, Inc	158,864
108,327	*	Halozyme Therapeutics, Inc	4,124,009
16,826	*,e	Harmony Biosciences Holdings, Inc	697,774
19,227	*	Harpoon Therapeutics, Inc	120,361
29,173	*	Harvard Bioscience, Inc	219,673
69,386	*	Heron Therapeutics, Inc	763,940
29,012	*	Homology Medicines, Inc	166,239
17,405	*	Hookipa Pharma, Inc	84,762
163,616	*	Horizon Therapeutics Plc	19,619,195
33,935	*,e	Humanigen, Inc	243,653
147

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

214,078	*,e	iBio, Inc	$166,981
10,184	*	Icosavax, Inc	266,413
22,147	*	Ideaya Biosciences, Inc	474,832
6,036	*,e	IGM Biosciences, Inc	283,209
7,542	*	Ikena Oncology, Inc	81,077
108,921	*	Illumina, Inc	45,208,750
11,727	*	Immunic, Inc	109,296
50,437	*,e	ImmunityBio, Inc	394,922
145,304	*	Immunogen, Inc	876,183
30,492	*	Immunovant, Inc	245,156
142,920	*	Incyte Corp	9,572,782
66,228	*,e	Infinity Pharmaceuticals, Inc	168,219
21,073	*	Inhibrx, Inc	846,924
51,012	*	Innoviva, Inc	890,159
9,755	*	Inotiv, Inc	472,044
156,129	*,e	Inovio Pharmaceuticals, Inc	1,114,761
5,115	*	Inozyme Pharma, Inc	47,774
76,755	*	Insmed, Inc	2,314,163
13,340	*	Instil Bio, Inc	271,736
51,768	*	Intellia Therapeutics, Inc	6,884,109
21,877	*,e	Intercept Pharmaceuticals, Inc	368,846
54,455	*	Intra-Cellular Therapies, Inc	2,345,377
151,332	*,e	Invitae Corp	4,010,298
106,785	*	Ionis Pharmaceuticals, Inc	3,403,238
111,258	*	Iovance Biotherapeutics, Inc	2,704,682
143,407	*	IQVIA Holdings, Inc	37,489,458
119,898	*	Ironwood Pharmaceuticals, Inc	1,531,097
15,278	*	iTeos Therapeutics, Inc	408,687
71,008	*	IVERIC bio, Inc	1,256,842
45,711	*	Jazz Pharmaceuticals plc	6,081,391
1,970,784		Johnson & Johnson	321,001,298
27,101	*	Jounce Therapeutics, Inc	237,947
131,404	*	Kadmon Holdings, Inc	1,241,768
38,118	*,e	Kala Pharmaceuticals, Inc	66,325
27,253	*,e	Kaleido Biosciences Inc	117,188
17,147	*	KalVista Pharmaceuticals Inc	308,303
16,757	*	Karuna Therapeutics, Inc	2,352,348
57,823	*,e	Karyopharm Therapeutics, Inc	315,714
21,604	*,e	KemPharm, Inc	205,238
11,863	*	Keros Therapeutics, Inc	494,924
36,515	*	Kezar Life Sciences, Inc	292,120
21,846	*	Kiniksa Pharmaceuticals Ltd	226,980
10,555	*,e	Kinnate Biopharma, Inc	250,892
25,631	*	Kodiak Sciences, Inc	3,001,134
29,278	*,e	Kronos Bio, Inc	481,916
13,379	*	Krystal Biotech Inc	670,154
47,680	*	Kura Oncology, Inc	782,906
21,812	*	Kymera Therapeutics, Inc	1,284,291
56,936	*	Lexicon Pharmaceuticals, Inc	301,191
11,370	*	Ligand Pharmaceuticals, Inc (Class B)	1,659,338
91,790	*,e	Lineage Cell Therapeutics, Inc	209,281
44,869	*	MacroGenics, Inc	876,292
8,601	*	Madrigal Pharmaceuticals, Inc	668,728
27,118	*	Magenta Therapeutics, Inc	173,555
186,883	*,e	MannKind Corp	880,219
68,127	*	Maravai LifeSciences Holdings, Inc	2,881,091
148

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

27,883	*,e	Marinus Pharmaceuticals, Inc	$320,655
21,411	*	Medpace Holdings, Inc	4,850,662
101,155	*	MEI Pharma, Inc	285,257
11,473	*	MeiraGTx Holdings plc	246,669
1,881,742		Merck & Co, Inc	165,687,383
51,322	*	Mersana Therapeutics, Inc	439,316
17,168	*	Mettler-Toledo International, Inc	25,423,748
83,879	*	MiMedx Group, Inc	574,571
243,068	*	Mind Medicine MindMed, Inc	612,531
30,572	*	Mirati Therapeutics, Inc	5,778,719
5,376	*	Mirum Pharmaceuticals, Inc	85,371
252,544	*	Moderna, Inc	87,180,714
36,471	*	Molecular Templates, Inc	190,379
15,639	*	Morphic Holding, Inc	899,243
39,098	*	Mustang Bio, Inc	87,580
57,890	*	Myriad Genetics, Inc	1,781,275
34,387	*	NanoString Technologies, Inc	1,660,892
63,362	*	Natera, Inc	7,259,384
135,344	*	Nektar Therapeutics	2,051,815
85,951	*	NeoGenomics, Inc	3,953,746
23,519	*	Neoleukin Therapeutics, Inc	172,394
71,847	*	Neurocrine Biosciences, Inc	7,573,392
22,655	*	NGM Biopharmaceuticals Inc	418,438
12,317	*	Nkarta, Inc	193,131
54,100	*	Novavax, Inc	8,051,703
23,712	*	Nurix Therapeutics, Inc	793,166
26,510	*	Nuvation Bio, Inc	243,097
134,035	*,e	Ocugen, Inc	1,586,974
56,023	*	Ocular Therapeutix, Inc	371,993
18,751	*	Olema Pharmaceuticals, Inc	506,277
53,494	*,e	Omeros Corp	335,407
62,129	*	Oncocyte Corp	203,783
15,440	*,e	Oncorus, Inc	164,590
33,751	*	Oncternal Therapeutics, Inc	123,866
309,914	*,e	Opko Health, Inc	1,174,574
20,186	*	Oramed Pharmaceuticals, Inc	472,554
27,233	*	Organogenesis Holdings Inc	299,018
192,321		Organon & Co	7,067,797
23,965	*	ORIC Pharmaceuticals, Inc	350,848
75,101	*,e	Outlook Therapeutics, Inc	155,459
4,552	*,e	Oyster Point Pharma, Inc	53,623
141,186	*	Pacific Biosciences of California, Inc	3,738,605
33,811	*	Pacira BioSciences Inc	1,767,639
33,108	*,e	Paratek Pharmaceuticals, Inc	166,202
28,540	*	Passage Bio, Inc	248,869
82,836		PerkinElmer, Inc	14,652,860
103,254		Perrigo Co plc	4,661,918
26,969	*	Personalis, Inc	529,132
25,003	*,†	Pfenex, Inc	18,752
4,163,891		Pfizer, Inc	182,128,592
15,279	*,e	Phathom Pharmaceuticals, Inc	359,515
15,634		Phibro Animal Health Corp	343,010
18,166	*,e	Pliant Therapeutics, Inc	289,384
19,770	*	PMV Pharmaceuticals, Inc	466,967
22,651	*	Poseida Therapeutics, Inc	145,193
118,205	*	PPD, Inc	5,575,730
149

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

18,388	*	Praxis Precision Medicines, Inc	$382,470
72,804	*,e	Precigen, Inc	351,643
36,010	*	Precision BioSciences Inc	341,735
9,787	*,e	Prelude Therapeutics, Inc	172,055
40,272	*	Prestige Consumer Healthcare, Inc.	2,415,917
72,597	*,†	Progenics Pharmaceuticals, Inc	0
8,373	*	Prometheus Biosciences, Inc	266,764
31,282	*	Protagonist Therapeutics, Inc	974,747
26,368	*	Prothena Corp plc	1,459,469
42,697	*,e	Provention Bio, Inc	267,283
52,242	*	PTC Therapeutics, Inc	1,981,539
18,940	*	Puma Biotechnology, Inc	96,594
164,337	*	QIAGEN NV	9,163,431
23,244	*	Quanterix Corp	1,176,379
40,547	*	Radius Health, Inc	875,815
8,345	*	Rain Therapeutics, Inc	130,015
13,284	*	RAPT Therapeutics, Inc	419,509
20,751	*	Reata Pharmaceuticals, Inc	1,992,304
15,847	*	Recursion Pharmaceuticals, Inc	303,470
74,560	*	Regeneron Pharmaceuticals, Inc	47,713,926
28,339	*	REGENXBIO, Inc	1,004,334
44,280	*	Relay Therapeutics, Inc	1,472,310
11,093	*	Relmada Therapeutics, Inc	260,353
41,429	*	Repligen Corp	12,035,125
20,307	*	Replimune Group, Inc	599,260
53,146	*	Revance Therapeutics, Inc	730,758
44,805	*	REVOLUTION Medicines, Inc	1,318,611
32,096	*	Rhythm Pharmaceuticals, Inc	369,425
130,007	*	Rigel Pharmaceuticals, Inc	436,824
29,922	*	Rocket Pharmaceuticals, Inc	888,983
251,867		Royalty Pharma plc	9,956,303
33,872	*	Rubius Therapeutics, Inc	481,321
40,249	*	Sage Therapeutics, Inc	1,624,450
66,030	*,e	Sana Biotechnology, Inc	1,369,462
90,778	*	Sangamo Therapeutics Inc	737,117
57,754	*	Sarepta Therapeutics, Inc	4,570,074
22,321	*,e	Scholar Rock Holding Corp	587,042
101,222	*	Seagen, Inc	17,848,475
91,963	*,e	Seelos Therapeutics, Inc	198,640
24,161	*,e	Seer, Inc	892,024
87,952	*	Selecta Biosciences, Inc	315,748
52,476	*	Seres Therapeutics, Inc	319,054
129,134	*,e	Sesen Bio, Inc	156,252
20,073	*,e	Shattuck Labs, Inc	387,409
48,122	*	SIGA Technologies, Inc	346,960
9,796	*	Silverback Therapeutics, Inc	84,539
49,251	*	Solid Biosciences, Inc	99,980
206,151	*,e	Sorrento Therapeutics, Inc	1,414,196
59,693	*	Sotera Health Co	1,474,417
116,328	*	Spectrum Pharmaceuticals, Inc	212,880
21,174	*	Spero Therapeutics, Inc	371,815
22,026	*	SpringWorks Therapeutics, Inc	1,477,064
17,150	*	SQZ Biotechnologies Co	229,639
14,271	*	Stoke Therapeutics, Inc	325,807
35,959	*	Supernus Pharmaceuticals, Inc	1,073,376
26,043	*,e	Surface Oncology, Inc	193,239
150

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

32,745	*	Sutro Biopharma, Inc	$660,139
33,941	*	Syndax Pharmaceuticals, Inc	660,152
79,629	*	Syneos Health, Inc	7,432,571
51,303	*	Syros Pharmaceuticals, Inc	211,881
9,147	*	Talaris Therapeutics, Inc	154,493
8,236	*	Tarsus Pharmaceuticals, Inc	228,631
16,785	*,e	Taysha Gene Therapies, Inc	262,517
22,671	*	TCR2 Therapeutics Inc	142,827
96,764	*	TG Therapeutics, Inc	3,020,972
313,100	*,e	TherapeuticsMD, Inc	227,937
39,475	*	Theravance Biopharma, Inc	306,721
294,011		Thermo Fisher Scientific, Inc	186,129,544
247,260	*,e	Tonix Pharmaceuticals Holding Corp	136,488
45,002	*	Travere Therapeutics, Inc	1,296,508
123,515	*,e	Trevena, Inc	124,750
73,839	*	Trillium Therapeutics, Inc	1,337,224
34,787	*	Turning Point Therapeutics Inc	1,446,443
36,382	*	Twist Bioscience Corp	4,322,182
49,399	*	Ultragenyx Pharmaceutical, Inc	4,145,564
34,088	*	United Therapeutics Corp	6,502,627
13,634	*,e	UroGen Pharma Ltd	234,505
43,796	*	Vanda Pharmaceuticals, Inc	749,788
91,912	*,e	Vaxart Inc	616,730
30,025	*,e	Vaxcyte, Inc	702,585
154,475	*,e	VBI Vaccines, Inc	447,978
51,135	*	Veracyte, Inc	2,448,344
130,303	*	Verastem, Inc	338,788
35,482	*	Vericel Corp	1,632,882
12,463	*,e	Verrica Pharmaceuticals, Inc	156,909
194,959	*	Vertex Pharmaceuticals, Inc	36,053,768
12,019	*	Verve Therapeutics, Inc	557,561
856,475		Viatris, Inc	11,433,941
58,971	*,e	Viking Therapeutics, Inc	343,211
6,562	*	Vincerx Pharma, Inc	91,671
46,247	*	Vir Biotechnology, Inc	1,744,899
35,406	*	Viracta Therapeutics, Inc	208,187
144,499	*	VistaGen Therapeutics, Inc	330,903
8,814	*,e	Vor BioPharma, Inc	138,644
46,355	*	Waters Corp	17,037,780
37,055	*	WaVe Life Sciences Ltd	170,082
7,962	*	Werewolf Therapeutics, Inc	124,765
14,325		XBiotech, Inc	210,005
43,711	*	Xencor, Inc	1,729,207
26,589	*	Y-mAbs Therapeutics, Inc	653,026
25,157	*	Zentalis Pharmaceuticals, Inc	2,023,629
168,530	*,e	ZIOPHARM Oncology, Inc	252,795
356,296		Zoetis, Inc	77,031,195
43,843	*	Zogenix, Inc	672,113
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	2,465,900,721

REAL ESTATE - 3.4%
70,210		Acadia Realty Trust	1,501,090
50,990		Agree Realty Corp	3,623,349
59,342		Alexander & Baldwin, Inc	1,455,659
2,066		Alexander’s, Inc	575,960
114,089		Alexandria Real Estate Equities, Inc	23,290,128
151

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

38,198		American Assets Trust, Inc	$1,445,030
104,739		American Campus Communities, Inc	5,626,579
89,265		American Finance Trust, Inc	739,114
214,982		American Homes 4 Rent	8,728,269
337,948		American Tower Corp	95,291,198
193,928		Americold Realty Trust	5,715,058
118,967		Apartment Income REIT Corp	6,377,821
113,991		Apartment Investment and Management Co	864,052
165,195		Apple Hospitality REIT, Inc	2,595,213
38,539		Armada Hoffler Properties, Inc	528,370
6,400	*	Ashford Hospitality Trust, Inc	90,432
104,894		AvalonBay Communities, Inc	24,826,312
120,272		Boston Properties, Inc	13,667,710
33,815	*	BraeMar Hotels & Resorts, Inc	171,780
132,051		Brandywine Realty Trust	1,749,676
227,388		Brixmor Property Group, Inc	5,329,975
105,647		Broadstone Net Lease, Inc	2,809,154
16,295		Brt Realty Trust	324,271
73,195		Camden Property Trust	11,938,105
70,706		CareTrust REIT, Inc	1,467,150
37,030		CatchMark Timber Trust, Inc	316,977
248,781	*	CBRE Group, Inc	25,893,126
11,003		Centerspace	1,113,944
44,654	*	Chatham Lodging Trust	566,659
47,291		City Office REIT, Inc	897,110
8,392		Clipper Realty, Inc	72,003
39,127		Columbia Property Trust, Inc	750,065
17,150		Community Healthcare Trust, Inc	820,456
34,901	*	CorePoint Lodging, Inc	601,693
32,728		Coresite Realty	4,662,431
86,545		Corporate Office Properties Trust	2,347,100
113,835		Cousins Properties, Inc	4,509,004
322,664		Crown Castle International Corp	58,176,319
4,506		CTO Realty Growth, Inc	241,567
135,730		CubeSmart	7,466,507
93,315	*	Cushman & Wakefield plc	1,716,063
94,374		CyrusOne, Inc	7,740,555
162,943	*	DiamondRock Hospitality Co	1,473,005
210,263		Digital Realty Trust, Inc	33,181,604
371,000	*	DigitalBridge Group, Inc	2,485,700
177,635		Diversified Healthcare Trust	646,591
127,377		Douglas Emmett, Inc	4,162,680
282,899		Duke Realty Corp	15,910,240
60,564		Easterly Government Properties, Inc	1,273,661
30,459		EastGroup Properties, Inc	6,024,181
105,979		Empire State Realty Trust, Inc	1,025,877
46,624		EPR Properties	2,340,991
66,752		Equinix, Inc	55,876,097
51,143	*	Equity Commonwealth	1,326,138
136,033		Equity Lifestyle Properties, Inc	11,496,149
278,260		Equity Residential	24,041,664
88,596		Essential Properties Realty Trust, Inc	2,639,275
49,200		Essex Property Trust, Inc	16,724,556
46,778		eXp World Holdings Inc	2,413,745
98,287		Extra Space Storage, Inc	19,398,905
21,817		Farmland Partners, Inc	245,223
152

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

5,366	*,e	Fathom Holdings, Inc	$135,706
59,142		Federal Realty Investment Trust	7,117,740
101,817		First Industrial Realty Trust, Inc	5,928,804
13,051	*	Forestar Group, Inc	255,408
59,330		Four Corners Property Trust, Inc	1,720,570
85,813		Franklin Street Properties Corp	386,159
6,315	*	FRP Holdings, Inc	361,218
151,675		Gaming and Leisure Properties, Inc	7,354,721
100,798		Geo Group, Inc	824,528
27,040		Getty Realty Corp	868,525
28,971		Gladstone Commercial Corp	633,306
18,993		Gladstone Land Corp	420,505
37,137		Global Medical REIT, Inc	615,731
73,602		Global Net Lease, Inc	1,179,104
108,573		Healthcare Realty Trust, Inc	3,589,423
164,149		Healthcare Trust of America, Inc	5,480,935
415,874		Healthpeak Properties Inc	14,767,686
41,958	*	Hersha Hospitality Trust	374,685
79,284		Highwoods Properties, Inc	3,555,095
534,349	*	Host Hotels and Resorts, Inc	8,993,094
31,641	*	Howard Hughes Corp	2,756,880
115,833		Hudson Pacific Properties	2,982,700
74,013		Independence Realty Trust, Inc	1,748,927
3,478		Indus Realty Trust, Inc	242,417
53,373		Industrial Logistics Properties Trust	1,499,248
16,931		Innovative Industrial Properties, Inc	4,454,377
419,152		Invitation Homes, Inc	17,290,020
199,523		Iron Mountain, Inc	9,106,230
58,158		iStar Inc	1,467,908
95,575		JBG SMITH Properties	2,758,295
35,644	*	Jones Lang LaSalle, Inc	9,204,350
92,945		Kennedy-Wilson Holdings, Inc	2,079,180
88,635		Kilroy Realty Corp	5,972,226
443,551		Kimco Realty Corp	10,024,253
162,863		Kite Realty Group Trust	3,306,119
66,087		Lamar Advertising Co	7,481,048
207,913		Lexington Realty Trust	3,029,292
59,241		Life Storage, Inc	7,927,038
33,190		LTC Properties, Inc	1,057,433
155,267		Macerich Co	2,808,780
66,085	*	Mack-Cali Realty Corp	1,202,086
13,672	*	Marcus & Millichap, Inc	643,951
430,141		Medical Properties Trust, Inc	9,174,908
88,117		Mid-America Apartment Communities, Inc	17,994,373
80,998		Monmouth Real Estate Investment Corp (Class A)	1,526,812
33,962		National Health Investors, Inc	1,826,476
134,465		National Retail Properties, Inc	6,099,332
60,531		National Storage Affiliates Trust	3,780,766
29,806		NETSTREIT Corp	722,497
116,047		Newmark Group, Inc	1,726,779
16,294		NexPoint Residential Trust, Inc	1,153,941
38,398		Office Properties Income Trust	983,757
180,008		Omega Healthcare Investors, Inc	5,285,035
12,863		One Liberty Properties, Inc	402,097
336,885	*,e	Opendoor Technologies, Inc	7,987,543
109,833		Outfront Media, Inc	2,733,743
153

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

46,052		Paramount Group, Inc	$390,521
185,936	*	Park Hotels & Resorts, Inc	3,445,394
104,427		Pebblebrook Hotel Trust	2,345,430
13,856		Phillips Edison & Co, Inc	417,620
165,274		Physicians Realty Trust	3,141,859
91,402		Piedmont Office Realty Trust, Inc	1,623,300
18,903		Plymouth Industrial REIT, Inc	483,161
15,840		Postal Realty Trust, Inc	307,771
51,676		PotlatchDeltic Corp	2,701,105
31,765		Preferred Apartment Communities, Inc	400,557
553,108		Prologis, Inc	80,178,536
15,702		PS Business Parks, Inc	2,790,245
112,842		Public Storage, Inc	37,483,856
10,421	*,e	Rafael Holdings, Inc	78,783
105,207		Rayonier, Inc	3,927,377
11,250		Re/Max Holdings, Inc	357,863
86,795	*	Realogy Holdings Corp	1,503,289
285,180		Realty Income Corp	20,370,407
77,248	*,e	Redfin Corp	3,965,912
130,023		Regency Centers Corp	9,154,919
97,039		Retail Opportunities Investment Corp	1,724,383
11,545		Retail Value, Inc	72,272
102,307		Rexford Industrial Realty, Inc	6,875,030
124,379		RLJ Lodging Trust	1,793,545
12,116		RMR Group, Inc	421,516
63,234		RPT Realty	840,380
38,528	*	Ryman Hospitality Properties	3,295,685
168,366		Sabra Healthcare REIT, Inc	2,382,379
14,934		Safehold, Inc	1,115,570
10,022		Saul Centers, Inc	465,021
80,559		SBA Communications Corp	27,819,439
27,860	*	Seritage Growth Properties	429,044
71,766		Service Properties Trust	772,920
244,664		Simon Property Group, Inc	35,862,849
128,685		SITE Centers Corp	2,044,805
40,637		SL Green Realty Corp	2,847,435
87,330		Spirit Realty Capital, Inc	4,273,057
22,013		St. Joe Co	1,035,051
124,125		STAG Industrial, Inc	5,403,161
186,206		STORE Capital Corp	6,392,452
96,563	*	Summit Hotel Properties, Inc	965,630
85,153		Sun Communities, Inc	16,688,285
164,654	*	Sunstone Hotel Investors, Inc	2,031,830
53,779		Tanger Factory Outlet Centers, Inc	903,487
24,087	*	Tejon Ranch Co	438,624
53,103		Terreno Realty Corp	3,883,422
226,720		UDR, Inc	12,589,762
30,053		UMH Properties, Inc	719,469
122,165		Uniti Group, Inc	1,748,181
10,411		Universal Health Realty Income Trust	593,115
86,312		Urban Edge Properties	1,513,049
26,203		Urstadt Biddle Properties, Inc (Class A)	514,627
297,328		Ventas, Inc	15,868,395
162,288		VEREIT, Inc	8,163,086
426,936		VICI Properties, Inc	12,530,572
115,428		Vornado Realty Trust	4,920,696
154

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

71,738		Washington REIT	$1,818,558
317,504		Welltower, Inc	25,527,322
551,433		Weyerhaeuser Co	19,697,187
39,696		Whitestone REIT	364,409
136,184		WP Carey, Inc	10,501,148
84,639	*	Xenia Hotels & Resorts, Inc	1,506,574
		TOTAL REAL ESTATE	1,190,734,403

RETAILING - 6.4%
20,109	*	1-800-FLOWERS.COM, Inc (Class A)	645,901
25,901		Aaron’s Co, Inc	605,824
48,946	*	Abercrombie & Fitch Co (Class A)	1,935,325
48,190	*	Academy Sports & Outdoors, Inc	2,061,568
49,538		Advance Auto Parts, Inc	11,171,810
324,367	*	Amazon.com, Inc	1,093,905,002
117,434	e	American Eagle Outfitters, Inc	2,787,883
4,579	*	America’s Car-Mart, Inc	547,145
39,925	*	Arko Corp	382,881
15,443	*	Asbury Automotive Group, Inc	3,022,350
30,843	*	Autonation, Inc	3,735,704
16,067	*	AutoZone, Inc	28,677,024
29,140	*	Barnes & Noble Education, Inc	302,473
181,538		Bath & Body Works, Inc	12,542,460
59,294	*	Bed Bath & Beyond, Inc	832,488
188,794		Best Buy Co, Inc	23,078,179
16,018	e	Big 5 Sporting Goods Corp	387,315
26,843		Big Lots, Inc	1,187,803
22,700	*	Boot Barn Holdings, Inc	2,371,923
11,169		Buckle, Inc	464,854
50,703	*	Burlington Stores, Inc	14,008,732
32,137		Caleres, Inc	741,079
22,465	e	Camping World Holdings, Inc	836,821
28,942	*,e	CarLotz, Inc	104,191
124,205	*	CarMax, Inc	17,006,149
35,828	*	CarParts.com, Inc	545,660
57,799	*	Carvana Co	17,523,501
14,980		Cato Corp (Class A)	264,097
70,292	*	Chico’s FAS, Inc	383,794
10,977	*	Children’s Place, Inc	909,884
6,729	*	Citi Trends, Inc	520,555
16,823	*	Conn’s, Inc	374,648
24,197	*	Container Store Group, Inc	267,619
49,433	*	Designer Brands, Inc	668,828
47,886		Dick’s Sporting Goods, Inc	5,947,920
4,739		Dillard’s, Inc (Class A)	1,095,372
175,400		Dollar General Corp	38,854,608
169,856	*	Dollar Tree, Inc	18,303,683
108,072	*	DoorDash, Inc	21,052,426
9,258	*	Duluth Holdings, Inc	132,667
488,822		eBay, Inc	37,502,424
93,573	*	Etsy, Inc	23,457,815
42,175	*	Five Below, Inc	8,321,127
77,045	*	Floor & Decor Holdings, Inc	10,471,956
68,071		Foot Locker, Inc	3,244,945
21,367		Franchise Group, Inc	786,306
16,819	*	Funko, Inc	275,663
155

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

48,010	*,e	GameStop Corp (Class A)	$8,810,315
114,185		Gap, Inc	2,590,858
12,753	*	Genesco, Inc	772,704
106,088		Genuine Parts Co	13,909,198
34,274	*,e	Greenlane Holdings Inc	58,609
13,357		Group 1 Automotive, Inc	2,401,589
18,048	*	Groupon, Inc	382,979
40,788	*,e	GrowGeneration Corp	859,811
36,800		Guess?, Inc	762,128
12,488	e	Haverty Furniture Cos, Inc	358,406
12,350		Hibbett Sports, Inc	956,384
796,170		Home Depot, Inc	295,968,236
8,709	e	JOANN, Inc	89,006
10,575	*,e	Kirkland’s, Inc	237,726
114,211		Kohl’s Corp	5,542,660
11,048	*	Lands’ End, Inc	290,341
5,555	*,e	Lazydays Holdings, Inc	117,155
82,767	*	Leslie’s, Inc	1,711,622
21,175	*	Liquidity Services, Inc	467,544
22,161		Lithia Motors, Inc (Class A)	7,074,234
196,282	*	LKQ Corp	10,811,213
529,854		Lowe’s Companies, Inc	123,890,462
23,238	*	Lumber Liquidators, Inc	420,143
230,221		Macy’s, Inc	6,093,950
15,369	*	MarineMax, Inc	795,961
25,760		Monro Muffler, Inc	1,590,938
18,977		Murphy USA, Inc	3,092,302
62,250	*	National Vision Holdings, Inc	3,837,090
88,988	*	Nordstrom, Inc	2,556,625
36,954	*	ODP Corp	1,600,108
50,189	*	Ollie’s Bargain Outlet Holdings, Inc	3,395,788
7,760		OneWater Marine, Inc	344,078
51,494	*	O’Reilly Automotive, Inc	32,045,746
33,221	*,e	Overstock.com, Inc	3,163,636
81,927	*	Party City Holdco, Inc	595,609
24,321		Penske Auto Group, Inc	2,579,242
41,278	*	Petco Health & Wellness Co, Inc	1,020,805
15,878	e	PetMed Express, Inc	451,412
29,233		Pool Corp	15,059,672
44,675	*	Porch Group, Inc	939,515
61,858	*	Quotient Technology, Inc	398,366
282,750		Qurate Retail Group, Inc QVC Group	2,951,910
59,267	*	RealReal, Inc	772,249
52,886		Rent-A-Center, Inc	2,816,708
27,156	*	Revolve Group, Inc	2,037,786
13,044	*	RH	8,604,214
260,995		Ross Stores, Inc	29,544,634
85,693	*	Sally Beauty Holdings, Inc	1,307,675
46,936	*,e	Shift Technologies, Inc	320,573
16,942		Shoe Carnival, Inc	573,826
17,717		Shutterstock, Inc	2,146,415
39,958		Signet Jewelers Ltd	3,563,454
18,059	*	Sleep Number Corp	1,595,332
18,582	e	Sonic Automotive, Inc (Class A)	918,508
32,181	*	Sportsman’s Warehouse Holdings, Inc	555,444
47,187	*	Stitch Fix Inc	1,632,670
156

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

366,541		Target Corp	$95,161,374
17,146		Tilly’s, Inc	237,986
899,117		TJX Companies, Inc	58,883,172
86,621		Tractor Supply Co	18,811,483
9,582	*	TravelCenters of America, Inc	516,566
39,994	*	Ulta Beauty, Inc	14,692,196
55,782	*	Urban Outfitters, Inc	1,781,119
60,512	*	Victoria’s Secret & Co	3,054,041
87,570	*,e	Vroom, Inc	1,675,214
55,669	*,e	Wayfair, Inc	13,867,148
56,943		Williams-Sonoma, Inc	10,576,023
3,307		Winmark Corp	769,936
6,051	*,e	Xometry, Inc	326,754
17,633	*	Zumiez, Inc	717,663
		TOTAL RETAILING	2,252,704,621

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.2%
902,545	*	Advanced Micro Devices, Inc	108,512,985
36,804	*	Allegro MicroSystems, Inc	1,227,781
16,124	*	Alpha & Omega Semiconductor Ltd	558,697
26,230	*	Ambarella, Inc	4,874,321
79,493		Amkor Technology, Inc	1,742,487
401,127		Analog Devices, Inc	69,591,523
682,712		Applied Materials, Inc	93,292,595
16,289	*,e	Atomera, Inc	352,005
24,848	*	Axcelis Technologies, Inc	1,364,901
30,647	*	AXT, Inc	250,386
298,173		Broadcom, Inc	158,529,639
55,818		Brooks Automation, Inc	6,500,006
17,599	*	Ceva, Inc	802,690
45,716	*	Cirrus Logic, Inc	3,694,310
22,323		CMC Materials, Inc	2,865,604
36,109	*	Cohu, Inc	1,156,932
33,430	*	Diodes, Inc	3,212,289
25,286	*	DSP Group, Inc	555,533
98,635	*	Enphase Energy, Inc	22,846,825
99,725		Entegris, Inc	14,039,285
79,090	*	First Solar, Inc	9,458,373
60,730	*	Formfactor, Inc	2,415,839
21,380	*	Ichor Holdings Ltd	934,734
13,316	*	Impinj, Inc	928,392
3,018,486		Intel Corp	147,905,814
114,783		KLA Corp	42,786,511
71,387	*,e	Kopin Corp	374,068
47,137		Kulicke & Soffa Industries, Inc	2,686,809
106,800		Lam Research Corp	60,189,276
97,140	*	Lattice Semiconductor Corp	6,745,402
37,339	*	MACOM Technology Solutions Holdings, Inc	2,607,009
610,705		Marvell Technology, Inc	41,833,292
52,887	*	MaxLinear, Inc	3,331,881
125,528	*,e	Meta Materials, Inc	589,982
396,975		Microchip Technology, Inc	29,411,878
835,605		Micron Technology, Inc	57,740,306
37,295		MKS Instruments, Inc	5,596,115
32,905		Monolithic Power Systems, Inc	17,290,261
37,371	*	Nanometrics, Inc	2,960,157
157

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

44,347	*	NeoPhotonics Corp Ltd	$448,792
4,170		NVE Corp	283,435
1,786,003		NVIDIA Corp	456,627,387
195,206		NXP Semiconductors NV	39,209,077
312,144	*	ON Semiconductor Corp	15,004,762
22,434	*	PDF Solutions, Inc	527,872
51,560	*	Photronics, Inc	669,764
45,770		Power Integrations, Inc	4,723,922
81,491	*	Qorvo, Inc	13,709,231
842,599		QUALCOMM, Inc	112,099,371
84,439	*	Rambus, Inc	1,964,896
47,950	*	Semtech Corp	4,077,189
33,906	*	Silicon Laboratories, Inc	6,400,097
9,690	*	SiTime Corp	2,566,784
3,881	*,e	SkyWater Technology, Inc	132,885
122,426		Skyworks Solutions, Inc	20,461,057
12,947	*	SMART Global Holdings, Inc	692,147
60,658	*,e	SunPower Corp	2,041,748
26,878	*	Synaptics, Inc	5,229,652
120,593		Teradyne, Inc	16,670,776
693,882		Texas Instruments, Inc	130,088,997
32,932	*	Ultra Clean Holdings	1,632,439
33,791		Universal Display Corp	6,190,511
38,313	*	Veeco Instruments, Inc	930,623
86,901	*	Wolfspeed Inc	10,437,679
182,977		Xilinx, Inc	32,935,860
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	1,817,513,846

SOFTWARE & SERVICES - 15.4%
80,969	*	8x8, Inc	1,834,758
41,224	*	A10 Networks, Inc	770,477
475,229		Accenture plc	170,507,413
88,969	*	ACI Worldwide, Inc	2,729,569
357,552	*	Adobe, Inc	232,537,519
16,639	*	Agilysys, Inc	794,013
121,796	*	Akamai Technologies, Inc	12,844,606
34,409	*	Alarm.com Holdings, Inc	2,899,302
5,869	*	Alkami Technology, Inc	176,070
38,126		Alliance Data Systems Corp	3,250,241
34,070	*,e	Altair Engineering, Inc	2,650,305
44,748	*	Alteryx, Inc	3,275,106
98,742		Amdocs Ltd	7,686,077
27,834		American Software, Inc (Class A)	805,238
104,808	*	Anaplan, Inc	6,834,530
64,601	*	Ansys, Inc	24,521,248
14,183	*	Appfolio, Inc	1,867,759
30,205	*,e	Appian Corp	3,002,679
56,062	*	Asana, Inc	7,613,220
50,678	*	Aspen Technology, Inc	7,940,736
102,242	*	Atlassian Corp plc	46,840,127
163,654	*	Autodesk, Inc	51,978,147
317,616		Automatic Data Processing, Inc	71,301,616
64,207	*	Avalara, Inc	11,534,145
66,174	*	Avaya Holdings Corp	1,232,160
25,395	*	Benefitfocus, Inc	278,329
104,518		Bentley Systems, Inc	6,182,240
158

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

36,148	*	BigCommerce Holdings, Inc	$1,670,399
58,337	*	Bill.Com Holdings, Inc	17,169,162
118,237	*	Black Knight, Inc	8,289,596
36,670	*	Blackbaud, Inc	2,603,937
39,163	*	Blackline, Inc	4,968,610
34,305	*	Bottomline Technologies, Inc	1,588,321
110,923	*	Box, Inc	2,865,141
27,196	*	Brightcove, Inc	269,784
83,575		Broadridge Financial Solutions, Inc	14,910,616
35,622	*	BTRS Holdings, Inc	305,993
19,425	*,e	C3.ai, Inc	876,456
204,427	*	Cadence Design Systems, Inc	35,388,358
44,004	*	Cantaloupe, Inc	550,050
11,050		Cass Information Systems, Inc	452,939
93,197		CDK Global, Inc	4,055,933
28,638	*	Cerence Inc	3,010,713
92,302	*	Ceridian HCM Holding, Inc	11,560,825
21,983	*	ChannelAdvisor Corp	560,786
95,368		Citrix Systems, Inc	9,034,211
24,736	*,e	Cleanspark, Inc	501,151
193,539	*	Cloudflare, Inc	37,685,914
392,115		Cognizant Technology Solutions Corp (Class A)	30,620,260
32,454	*	Commvault Systems, Inc	1,995,921
31,966		Concentrix Corp	5,679,719
136,953	*	Conduent, Inc	924,433
55,601	*	Coupa Software, Inc	12,660,348
146,874	*	Crowdstrike Holdings, Inc	41,389,093
9,750	*	CS Disco, Inc	559,162
27,043		CSG Systems International, Inc	1,353,502
174,180	*	Datadog, Inc	29,096,769
20,090	*,e	Datto Holding Corp	480,151
10,173	*,e	Digimarc Corp	514,042
66,325	*	Digital Turbine, Inc	5,707,929
37,887	*	DigitalOcean Holdings, Inc	3,697,392
143,143	*	DocuSign, Inc	39,835,265
48,996		Dolby Laboratories, Inc (Class A)	4,328,797
20,918	*	Domo, Inc	1,848,105
11,721	*,e	DoubleVerify Holdings, Inc	463,331
234,233	*	Dropbox, Inc	7,141,764
56,515	*	Duck Creek Technologies, Inc	1,780,222
191,611	*	DXC Technology Co	6,240,770
142,206	*	Dynatrace, Inc	10,665,450
123,656	*	E2open Parent Holdings, Inc	1,545,700
20,502		Ebix, Inc	672,671
17,054	*	eGain Corp	175,997
52,638	*	Elastic NV	9,133,219
40,748	*	Envestnet, Inc	3,402,458
40,002	*	EPAM Systems, Inc	26,930,946
39,210	*	Euronet Worldwide, Inc	4,398,970
28,541	*	Everbridge, Inc	4,546,867
47,756		EVERTEC, Inc	2,159,049
26,312	*	Evo Payments, Inc	570,444
24,351	*	ExlService Holdings, Inc	2,986,163
21,154	*	Fair Isaac Corp	8,423,523
82,481	*,e	Fastly, Inc	4,174,363
463,714		Fidelity National Information Services, Inc	51,351,688
159

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

178,699	*	FireEye, Inc	$3,116,511
445,359	*	Fiserv, Inc	43,863,408
51,494	*	Five9, Inc	8,136,567
59,601	*	FleetCor Technologies, Inc	14,745,883
8,849	*	Flywire Corp	419,797
100,034	*	Fortinet, Inc	33,645,436
61,045	*	Gartner, Inc	20,261,446
136,653		Genpact Ltd	6,743,826
220,626		Global Payments, Inc	31,547,312
30,079	*	Globant S.A.	9,600,916
125,302	*	GoDaddy, Inc	8,667,139
12,478	*,e	GreenBox POS	101,321
49,129	*	GreenSky, Inc	601,339
21,069	*	Grid Dynamics Holdings, Inc	605,734
1,410	*	GTY Technology Holdings Inc	10,716
62,621	*	Guidewire Software, Inc	7,873,338
19,483		Hackett Group, Inc	411,871
32,990	*	HubSpot, Inc	26,729,488
15,281	*	I3 Verticals, Inc	342,142
8,699	*,e	Intelligent Systems Corp	368,229
25,045		InterDigital, Inc	1,676,763
662,218		International Business Machines Corp	82,843,472
24,509	*	International Money Express Inc	410,281
190,704		Intuit, Inc	119,378,797
55,100		Jack Henry & Associates, Inc	9,173,048
41,788	*	Jamf Holding Corp	1,991,198
38,949	*	JFrog Ltd	1,273,243
94,577	*,e	Limelight Networks, Inc	281,839
48,836	*	Liveperson, Inc	2,515,542
50,165	*	LiveRamp Holdings, Inc	2,684,329
46,757	*	Manhattan Associates, Inc	8,488,266
70,773	*,e	Marathon Digital Holdings, Inc	3,697,182
655,642		Mastercard, Inc (Class A)	219,981,004
47,340		MAXIMUS, Inc	4,003,544
35,292		McAfee Corp	754,190
5,632,103		Microsoft Corp	1,867,717,997
6,085	*,e	MicroStrategy, Inc (Class A)	4,351,140
44,613	*	Mimecast Ltd	3,365,605
32,077	*	Mitek Systems, Inc	604,010
26,865	*	Model N, Inc	870,695
61,031	*	MoneyGram International, Inc	364,355
45,664	*	MongoDB, Inc	23,804,187
26,182	*,e	N-Able, Inc	348,221
35,936	*	nCino, Inc	2,611,110
99,167	*	NCR Corp	3,921,063
38,495	*	New Relic, Inc	3,124,254
417,655		NortonLifelock, Inc	10,629,320
207,392	*	Nuance Communications, Inc	11,416,930
143,692	*	Nutanix, Inc	4,930,073
93,604	*	Okta, Inc	23,137,037
6,639	*	ON24, Inc	127,004
26,135	*	OneSpan, Inc	533,677
1,259,064		Oracle Corp	120,794,600
60,897	*	Pagerduty, Inc	2,542,450
1,217,481	*	Palantir Technologies, Inc	31,508,408
71,073	*	Palo Alto Networks, Inc	36,182,554
160

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

61,800	*,e	Paya Holdings, Inc	$562,998
239,980		Paychex, Inc	29,584,734
37,186	*	Paycom Software, Inc	20,372,350
15,375	*	Paycor HCM, Inc	498,765
28,019	*	Paylocity Holding Corp	8,549,718
878,441	*	PayPal Holdings, Inc	204,316,592
234,643	*,e	Paysafe Ltd	1,830,215
30,436		Pegasystems, Inc	3,613,362
24,913	*	Perficient, Inc	3,079,247
37,546	*	Ping Identity Holding Corp	1,063,678
7,483	*	Procore Technologies, Inc	684,320
36,290		Progress Software Corp	1,865,669
31,004	*	PROS Holdings, Inc	930,120
79,431	*	PTC, Inc	10,115,538
41,416	*	Q2 Holdings, Inc	3,249,499
10,522		QAD, Inc (Class A)	922,148
25,896	*	Qualys, Inc	3,223,534
40,695	*,e	Rackspace Technology, Inc	540,837
41,208	*	Rapid7, Inc	5,305,530
23,674	*,e	Rekor Systems, Inc	321,966
57,915	*	Repay Holdings Corp	1,216,794
39,817	*	Rimini Street, Inc	414,495
61,434	*	RingCentral, Inc	14,976,381
56,382	*,e	Riot Blockchain, Inc	1,534,718
247,088	*	Sabre Corp	2,564,773
69,154	*	SailPoint Technologies Holding, Inc	3,318,009
691,157	*	salesforce.com, Inc	207,132,841
23,490		Sapiens International Corp NV	820,506
6,388	*	SecureWorks Corp	117,667
147,566	*	ServiceNow, Inc	102,965,652
33,189	*	Shift4 Payments, Inc	2,095,222
6,847	*	ShotSpotter, Inc	266,417
92,512	*	Smartsheet, Inc	6,384,253
44,616	*	Smith Micro Software, Inc	254,311
146,637	*	Snowflake, Inc	51,886,036
27,775		SolarWinds Corp	447,177
124,188	*	Splunk, Inc	20,468,666
33,371	*	Sprout Social, Inc	4,260,809
26,629	*	SPS Commerce, Inc	4,067,047
292,071	*	Square, Inc	74,332,069
159,285		SS&C Technologies Holdings, Inc	12,658,379
552	*	StarTek, Inc	3,036
164,042	*	StoneCo Ltd	5,554,462
61,561	*	Sumo Logic, Inc	1,063,158
97,569	*	SVMK, Inc	2,236,281
87,420		Switch, Inc	2,209,978
112,604	*	Synopsys, Inc	37,517,401
29,649	*	Telos Corp	768,206
68,420	*	Tenable Holdings, Inc	3,643,365
83,675	*	Teradata Corp	4,732,658
317,795	*	Trade Desk, Inc	23,806,023
14,025		TTEC Holdings, Inc	1,323,820
7,649	*	Tucows, Inc	629,513
124,724	*	Twilio, Inc	36,339,585
28,957	*	Tyler Technologies, Inc	15,730,022
47,903	*	Unisys Corp	1,224,880
161

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

112,192	*	Unity Software, Inc	$16,975,772
21,072	*	Upland Software, Inc	703,173
79,876	*	Varonis Systems, Inc	5,171,172
50,197	*	Verint Systems, Inc	2,339,180
71,445	*	VeriSign, Inc	15,908,658
16,429	*	Veritone, Inc	491,391
101,650	*	Verra Mobility Corp	1,512,552
8,329	*	Viant Technology, Inc	97,866
48,159	*,e	VirnetX Holding Corp	185,412
1,266,857		Visa, Inc (Class A)	268,282,307
55,777	*,e	VMware, Inc (Class A)	8,461,371
183,282	*	Vonage Holdings Corp	2,954,506
303,517		Western Union Co	5,530,080
34,110	*	WEX, Inc	5,106,267
41,065	*	Wix.com Ltd	7,636,447
139,453	*	Workday, Inc	40,438,581
31,894	*	Workiva, Inc	4,769,748
78,779		Xperi Holding Corp	1,411,720
84,797	*	Yext, Inc	1,067,594
90,369	*	Zendesk, Inc	9,199,564
33,513	*	Ziff Davis Inc	4,298,712
43,838	*	Zix Corp	371,308
160,114	*	Zoom Video Communications, Inc	43,975,310
56,413	*	Zscaler, Inc	17,987,849
76,958	*	Zuora Inc	1,682,302
		TOTAL SOFTWARE & SERVICES	5,415,645,087

TECHNOLOGY HARDWARE & EQUIPMENT - 6.8%
93,330	*	3D Systems Corp	2,628,173
5,454	*	908 Devices, Inc	179,437
35,686		Adtran, Inc	659,477
29,347		Advanced Energy Industries, Inc	2,694,642
19,109	*,e	Aeva Technologies, Inc	148,286
32,905	*,e	Akoustis Technologies, Inc	247,446
431,181		Amphenol Corp (Class A)	33,101,765
11,733,726		Apple, Inc	1,757,712,155
43,700	*	Arista Networks, Inc	17,903,453
61,760	*	Arlo Technologies, Inc	426,144
52,824	*	Arrow Electronics, Inc	6,114,378
7,328	*	Aviat Networks, Inc	209,581
27,434	*	Avid Technology, Inc	785,710
73,643		Avnet, Inc	2,806,535
22,437		Badger Meter, Inc	2,294,183
33,419		Belden CDT, Inc	2,012,158
28,683		Benchmark Electronics, Inc	668,601
21,606	*	CalAmp Corp	207,850
42,216	*	Calix, Inc	2,642,299
7,538	*	Cambium Networks Corp	212,722
33,928	*	Casa Systems, Inc	214,764
98,317		CDW Corp	18,350,868
119,070	*	Ciena Corp	6,464,310
3,151,682		Cisco Systems, Inc	176,399,642
7,678	*	Clearfield, Inc	433,730
126,288		Cognex Corp	11,061,566
18,988	*	Coherent, Inc	4,830,547
151,613	*	CommScope Holding Co, Inc	1,623,775
162

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

18,962		Comtech Telecommunications Corp	$409,010
561,183		Corning, Inc	19,961,279
19,947	*,e	Corsair Gaming, Inc	487,704
24,590		CTS Corp	875,896
21,059	*	Daktronics, Inc	116,877
202,600	*	Dell Technologies, Inc	22,283,974
62,918	*	Diebold, Inc	566,262
24,428	*	Digi International, Inc	526,423
12,695	*	DZS, Inc	138,376
31,931	*,e	Eastman Kodak Co	216,812
37,068	*	EchoStar Corp (Class A)	869,615
27,619	*	EMCORE Corp	206,590
10,108	*	ePlus, Inc	1,117,642
92,854	*	Extreme Networks, Inc	912,755
44,995	*	F5 Networks, Inc	9,500,694
29,342	*	Fabrinet	2,816,832
14,511	*	FARO Technologies, Inc	1,067,574
67,921	*	Harmonic, Inc	616,043
939,327		Hewlett Packard Enterprise Co	13,761,141
893,660		HP, Inc	27,104,708
15,569	*,e	Identiv, Inc	298,302
79,903	*	II-VI, Inc	4,834,931
134,931	*	Infinera Corp	1,024,126
63,430	*,e	Inseego Corp	393,266
27,194	*	Insight Enterprises, Inc	2,575,272
27,960	*	IPG Photonics Corp	4,445,920
15,183	*	Iteris, Inc	81,381
34,094	*	Itron, Inc	2,651,490
108,038		Jabil Inc	6,477,958
241,643		Juniper Networks, Inc	7,133,301
137,700	*	Keysight Technologies, Inc	24,788,754
14,794	*	Kimball Electronics, Inc	425,328
63,212	*	Knowles Corp	1,317,338
6,399	*	KVH Industries, Inc	65,654
18,313		Littelfuse, Inc	5,394,094
58,266	*	Lumentum Holdings, Inc	4,811,606
23,038	*	Luna Innovations, Inc	224,390
29,619		Methode Electronics, Inc	1,246,071
104,440	*,e	Microvision, Inc	794,788
123,444		Motorola Solutions, Inc	30,686,944
9,430	*	Napco Security Technologies, Inc	452,263
102,594		National Instruments Corp	4,357,167
167,568		NetApp, Inc	14,963,822
24,521	*	Netgear, Inc	706,940
54,736	*	Netscout Systems, Inc	1,481,156
32,078	*	nLight, Inc	902,033
25,963	*	Novanta, Inc	4,480,175
12,970	*	OSI Systems, Inc	1,207,637
21,604	*,e	Ouster, Inc	133,081
17,935	*,e	PAR Technology Corp	1,126,677
9,082		PC Connection, Inc	418,226
25,985	*	Plantronics, Inc	695,359
22,542	*	Plexus Corp	1,968,367
202,553	*	Pure Storage, Inc	5,440,574
42,207	*	Quantum Corp	241,002
58,048	*	Ribbon Communications, Inc	317,523
163

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

13,875	*	Rogers Corp	$2,790,540
48,189	*	Sanmina Corp	1,819,135
19,807	*	Scansource, Inc	708,694
35,032	*	Super Micro Computer, Inc	1,239,782
31,643		SYNNEX Corp	3,322,515
34,600	*	Teledyne Technologies, Inc	15,543,012
181,858	*	Trimble Inc	15,888,933
76,878	*	TTM Technologies, Inc	1,017,865
11,009	*	Turtle Beach Corp	316,619
4,858		Ubiquiti, Inc	1,484,265
53,544	*,e	Velodyne Lidar, Inc	326,618
47,632	*	Viasat, Inc	2,843,154
182,020	*	Viavi Solutions, Inc	2,803,108
96,525		Vishay Intertechnology, Inc	1,855,211
9,429	*	Vishay Precision Group, Inc	321,435
130,144		Vontier Corp	4,402,772
230,440	*	Western Digital Corp	12,049,708
116,551		Xerox Holdings Corp	2,074,608
39,479	*	Zebra Technologies Corp (Class A)	21,079,812
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	2,387,041,106

TELECOMMUNICATION SERVICES - 1.1%
8,408	*	Anterix, Inc	538,953
5,263,928		AT&T, Inc	132,966,821
5,840		ATN International, Inc	238,155
17,300	*	Bandwidth Inc	1,475,344
33,327		Cogent Communications Group, Inc	2,552,515
70,859	*	Consolidated Communications Holdings, Inc	524,356
458,237	*,e	Globalstar, Inc	756,091
44,664	*,e	Gogo, Inc	726,237
15,140	*	IDT Corp (Class B)	732,322
93,288	*	Iridium Communications, Inc	3,782,828
27,165	*	Liberty Latin America Ltd (Class A)	326,523
118,887	*	Liberty Latin America Ltd (Class C)	1,430,211
811,845		Lumen Technologies, Inc	9,628,482
22,870	*	Ooma, Inc	528,297
33,201	*,e	Radius Global Infrastructure, Inc	575,373
38,595		Shenandoah Telecom Co	1,066,766
75,843		Telephone & Data Systems, Inc	1,421,298
437,903	*	T-Mobile US, Inc	50,371,982
10,626	*	US Cellular Corp	324,837
3,089,415		Verizon Communications, Inc	163,708,101
		TOTAL TELECOMMUNICATION SERVICES	373,675,492

TRANSPORTATION - 1.9%
44,939	*	Air Transport Services Group, Inc	1,118,532
93,675	*	Alaska Air Group, Inc	4,946,040
11,636	*	Allegiant Travel Co	2,039,442
6,360		Amerco, Inc	4,687,256
491,562	*	American Airlines Group, Inc	9,437,990
19,944		ArcBest Corp	1,791,968
21,565	*	Atlas Air Worldwide Holdings, Inc	1,749,353
34,741	*	Avis Budget Group, Inc	6,020,963
90,183		CH Robinson Worldwide, Inc	8,746,849
24,804	*	Copa Holdings S.A. (Class A)	1,834,504
51,828		Costamare, Inc	695,013
164

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

15,394	*	Covenant Transportation Group, Inc	$437,190
1,690,500		CSX Corp	61,145,385
35,358	*,e	Daseke, Inc	334,133
490,670	*	Delta Air Lines, Inc	19,199,917
7,694	*,e	Eagle Bulk Shipping, Inc	331,227
20,259	*	Echo Global Logistics, Inc	977,092
126,124		Expeditors International of Washington, Inc	15,546,044
182,259		FedEx Corp	42,927,462
20,532		Forward Air Corp	2,064,698
26,908	*	Frontier Group Holdings, Inc	421,110
25,255		Genco Shipping & Trading Ltd	433,628
74,604	*	GXO Logistics, Inc	6,624,835
45,051	*	Hawaiian Holdings, Inc	871,737
38,745		Heartland Express, Inc	632,706
25,530	*	Hub Group, Inc (Class A)	2,005,892
13,219	*	HyreCar, Inc	89,757
59,294		JB Hunt Transport Services, Inc	11,692,184
241,087	*	JetBlue Airways Corp	3,382,451
67,903		Kansas City Southern	21,066,906
45,468	*	Kirby Corp	2,382,978
119,004		Knight-Swift Transportation Holdings, Inc	6,746,337
23,989		Landstar System, Inc	4,217,506
216,034	*	Lyft, Inc (Class A)	9,909,480
48,163		Marten Transport Ltd	800,951
33,308		Matson, Inc	2,773,890
35,322	*	Mesa Air Group, Inc	266,328
184,908		Norfolk Southern Corp	54,187,289
75,642		Old Dominion Freight Line	25,820,397
124	*	PAM Transportation Services, Inc	7,666
26,622	*	Radiant Logistics, Inc	179,166
40,037		Ryder System, Inc	3,401,143
35,633	*	Safe Bulkers, Inc	158,923
20,282	*	Saia, Inc	6,340,964
44,402		Schneider National, Inc	1,107,386
19,068	*	Skywest, Inc	820,496
436,235	*	Southwest Airlines Co	20,625,191
44,263	*	Spirit Airlines, Inc	967,146
12,938	*	Sun Country Airlines Holdings, Inc	391,763
22,431	*	TuSimple Holdings, Inc	877,501
1,210,821	*	Uber Technologies, Inc	53,058,176
488,412		Union Pacific Corp	117,902,657
246,870	*	United Airlines Holdings Inc	11,390,582
539,974		United Parcel Service, Inc (Class B)	115,268,250
7,345		Universal Logistics Holdings Inc	154,833
19,983	*	US Xpress Enterprises, Inc	151,271
48,383		Werner Enterprises, Inc	2,192,717
71,328	*	XPO Logistics, Inc	6,119,942
38,132	*	Yellow Corp	333,655
		TOTAL TRANSPORTATION	681,806,848

UTILITIES - 2.3%
502,006		AES Corp	12,615,411
42,184		Allete, Inc	2,596,003
179,141		Alliant Energy Corp	10,134,006
190,006		Ameren Corp	16,015,606
383,616		American Electric Power Co, Inc	32,496,111
165

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

16,721		American States Water Co	$1,518,936
134,842		American Water Works Co, Inc	23,486,780
4,314		Artesian Resources Corp	173,509
95,305		Atmos Energy Corp	8,779,497
42,789		Avangrid, Inc	2,254,980
27,348		Avista Corp	1,088,724
48,732		Black Hills Corp	3,234,830
33,684	e	Brookfield Infrastructure Corp	2,042,598
97,186		Brookfield Renewable Corp	4,024,472
28,309	*,e	Cadiz, Inc	171,836
39,413		California Water Service Group	2,399,463
448,009		Centerpoint Energy, Inc	11,666,154
13,163		Chesapeake Utilities Corp	1,725,274
26,585		Clearway Energy, Inc (Class A)	877,039
61,668		Clearway Energy, Inc (Class C)	2,187,981
222,464		CMS Energy Corp	13,425,702
265,564		Consolidated Edison, Inc	20,023,526
606,259		Dominion Energy, Inc	46,033,246
144,955		DTE Energy Co	16,430,649
580,808		Duke Energy Corp	59,248,224
279,024		Edison International	17,558,980
154,306		Entergy Corp	15,896,604
176,666		Essential Utilities Inc	8,315,669
176,468		Evergy, Inc	11,249,835
263,166		Eversource Energy	22,342,793
716,454		Exelon Corp	38,108,188
391,212		FirstEnergy Corp	15,073,398
6,030		Global Water Resources, Inc	114,088
59,910		Hawaiian Electric Industries, Inc	2,429,950
30,364		Idacorp, Inc	3,167,572
153,851		MDU Resources Group, Inc	4,727,841
28,030		MGE Energy, Inc	2,127,197
13,552		Middlesex Water Co	1,492,346
66,032		National Fuel Gas Co	3,792,218
73,274		New Jersey Resources Corp	2,770,490
1,469,912		NextEra Energy, Inc	125,427,591
289,063		NiSource, Inc	7,131,184
24,580		Northwest Natural Holding Co	1,108,312
38,792		NorthWestern Corp	2,205,713
174,564		NRG Energy, Inc	6,963,358
156,650		OGE Energy Corp	5,337,065
40,415		ONE Gas, Inc	2,719,930
34,650	e	Ormat Technologies, Inc	2,506,235
32,053		Otter Tail Corp	1,987,607
1,139,882	*	PG&E Corp	13,222,631
72,609		Pinnacle West Capital Corp	4,682,554
63,628		PNM Resources, Inc	3,165,493
50,134		Portland General Electric Co	2,472,108
564,282		PPL Corp	16,251,322
373,556		Public Service Enterprise Group, Inc	23,832,873
16,583	*	Pure Cycle Corp	260,187
236,441		Sempra Energy	30,176,965
20,658		SJW Corp	1,361,775
75,890	e	South Jersey Industries, Inc	1,727,256
789,041		Southern Co	49,173,035
43,362		Southwest Gas Holdings Inc	3,002,819
166

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

36,334		Spire, Inc	$2,280,322
64,862	*	Sunnova Energy International, Inc	2,890,251
153,592		UGI Corp	6,667,429
12,150		Unitil Corp	507,263
7,602	e	Via Renewables, Inc	84,762
347,282		Vistra Energy Corp	6,803,254
236,446		WEC Energy Group, Inc	21,294,327
413,546		Xcel Energy, Inc	26,710,936
11,965		York Water Co	573,363
		TOTAL UTILITIES	816,345,646

		TOTAL COMMON STOCKS	35,071,516,915
		(Cost $14,751,307,232)

RIGHTS / WARRANTS - 0.0%

MEDIA & ENTERTAINMENT - 0.0%
57,537	†	Media General, Inc	0
		TOTAL MEDIA & ENTERTAINMENT	0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
27,694	†	Chinook Therapeutics, Inc	0
21,703	†	Elanco Animal Health, Inc CVR	1,235
1,988	†	Omthera Pharmaceuticals, Inc	1,193
4,598	†	Tobira Therapeutics, Inc	276
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	2,704

		TOTAL RIGHTS / WARRANTS	2,704
		(Cost $823)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.8%

GOVERNMENT AGENCY DEBT - 0.3%
$5,000,000		Federal Farm Credit Bank (FFCB)	0.000%	04/06/22	4,998,484
14,595,000		Federal Home Loan Bank (FHLB)	0.000	11/17/21	14,594,740
25,000,000		FHLB	0.000	11/18/21	24,999,528
20,000,000		FHLB	0.000	11/26/21	19,999,445
6,000,000		FHLB	0.000	12/01/21	5,999,800
20,000,000		FHLB	0.000	12/31/21	19,998,667
5,000,000		FHLB	0.000	01/18/22	4,999,459
21,000,000		Tennessee Valley Authority (TVA)	0.000	11/03/21	20,999,953
		TOTAL GOVERNMENT AGENCY DEBT			116,590,076

REPURCHASE AGREEMENT - 0.1%
35,445,000	r	Fixed Income Clearing Corp (FICC)	0.010	10/01/21	35,445,000
		TOTAL REPURCHASE AGREEMENT			35,445,000
167

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	RATE	VALUE

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.4%
132,763,316	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030%	$132,763,316
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES		132,763,316

		TOTAL SHORT-TERM INVESTMENTS		284,798,392
		(Cost $284,799,041)
		TOTAL INVESTMENTS - 100.6%		35,356,318,011
		(Cost $15,036,107,096)
		OTHER ASSETS & LIABILITIES, NET - (0.6)%		(198,803,241)
		NET ASSETS - 100.0%		$35,157,514,770

Abbreviation(s):
CVR Contingent Value Right
REIT Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $230,867,953.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.010% dated 10/31/21 to be repurchased at $35,445,000 on 10/1/21, collateralized by U.S. Treasury Notes valued at $36,153,990.

Futures contracts outstanding as of October 31, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
Russell 2000 E Mini Index	30	12/17/21	$3,418,433	$3,442,950	$24,517
S&P 500 E Mini Index	223	12/17/21	50,604,741	51,256,550	651,809
Total	253		$54,023,174	$54,699,500	$676,326
168

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

TIAA-CREF FUNDS

LARGE-CAP GROWTH INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.9%

AUTOMOBILES & COMPONENTS - 3.9%
27,564	*	Aptiv plc	$4,765,540
77,981	*,e	QuantumScape Corp	2,256,770
444,748	*	Tesla, Inc	495,449,272
12,604		Thor Industries, Inc	1,285,104
		TOTAL AUTOMOBILES & COMPONENTS	503,756,686

BANKS - 0.1%
39,761		Citizens Financial Group, Inc	1,883,876
73,220	e	Rocket Cos, Inc	1,206,665
2,488		Sterling Bancorp	63,320
2,441		Synovus Financial Corp	113,726
12,736	e	UWM Holdings Corp	86,605
29,876		Western Alliance Bancorp	3,468,305
		TOTAL BANKS	6,822,497

CAPITAL GOODS - 3.0%
47,381		3M Co	8,466,037
33,000		Advanced Drainage Systems, Inc	3,722,400
4,082		AGCO Corp	498,861
38,160		Allegion plc	4,895,928
40,368		Allison Transmission Holdings, Inc	1,346,677
12,323		Armstrong World Industries, Inc	1,301,925
35,853	*	Axon Enterprise, Inc	6,452,106
32,030	*	AZEK Co, Inc	1,175,181
38,365		BWX Technologies, Inc	2,176,830
10,810		Carlisle Cos, Inc	2,409,765
228,602		Carrier Global Corp	11,939,883
263,727		Caterpillar, Inc	53,802,945
10,730	*	Core & Main, Inc	293,573
157,445		Deere & Co	53,894,998
5,420		Donaldson Co, Inc	325,254
282,719		Fastenal Co	16,137,601
21,094		Fortune Brands Home & Security, Inc	2,138,932
34,436	*	Generac Holdings, Inc	17,168,412
55,879		Graco, Inc	4,200,983
8,921		HEICO Corp	1,243,498
13,667		HEICO Corp (Class A)	1,717,669
83,274		Honeywell International, Inc	18,205,362
19,267		Howmet Aerospace, Inc	572,037
158,798		Illinois Tool Works, Inc	36,185,300
31,237		Lincoln Electric Holdings, Inc	4,448,149
121,054		Lockheed Martin Corp	40,228,665
8,753	*	Middleby Corp	1,596,897
5,026		Nordson Corp	1,277,660
7,433		Northrop Grumman Corp	2,655,216
169

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

12,514		Parker-Hannifin Corp	$3,711,527
284,935	*	Plug Power, Inc	10,904,462
9,012		Regal-Beloit Corp	1,372,798
39,478		Rockwell Automation, Inc	12,609,273
12,592	*	SiteOne Landscape Supply, Inc	2,958,616
13,533		Spirit Aerosystems Holdings, Inc (Class A)	558,778
55,927		Toro Co	5,339,351
65,145		Trane Technologies plc	11,786,685
8,531	*	TransDigm Group, Inc	5,321,808
63,803	*	Trex Co, Inc	6,788,639
14,372	*	United Rentals, Inc	5,448,569
155,424		Vertiv Holdings Co	3,991,288
88,276	*,e	Virgin Galactic Holdings, Inc	1,655,175
21,728		W.W. Grainger, Inc	10,062,454
66,854		Xylem, Inc	8,730,464
		TOTAL CAPITAL GOODS	391,718,631

COMMERCIAL & PROFESSIONAL SERVICES - 0.8%
72,880		Booz Allen Hamilton Holding Co	6,330,357
45,549		Cintas Corp	19,727,272
116,168	*	Copart, Inc	18,039,729
170,789	*	CoStar Group, Inc	14,696,393
26,037		Equifax, Inc	7,223,445
74,156	*	IAA, Inc	4,423,405
7,003	*	Legalzoom.com, Inc	196,364
5,207		MSA Safety, Inc	796,827
53,025		Robert Half International, Inc	5,995,537
120,262		Rollins, Inc	4,236,830
74,846		TransUnion	8,628,995
55,736		Verisk Analytics, Inc	11,719,609
36,937		Waste Management, Inc	5,918,416
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	107,933,179

CONSUMER DURABLES & APPAREL - 1.6%
4,610		Brunswick Corp	429,145
1,613		Columbia Sportswear Co	167,494
2,533	*	Deckers Outdoor Corp	1,001,320
76,280		DR Horton, Inc	6,809,516
109,172		Hanesbrands, Inc	1,860,291
63,615	*	Lululemon Athletica, Inc	29,645,226
193,419	*	Mattel, Inc	4,218,468
691,540		Nike, Inc (Class B)	115,687,727
1,174	*	NVR, Inc	5,746,495
145,979	*	Peloton Interactive, Inc	13,348,320
21,063		Polaris Inc	2,421,192
40,379		Pulte Homes, Inc	1,941,422
5,449	*	Skechers U.S.A., Inc (Class A)	251,798
13,513		Tapestry, Inc	526,737
101,369		Tempur Sealy International, Inc	4,507,879
25,103		Toll Brothers, Inc	1,510,447
15,879	*	TopBuild Corp	4,080,427
119,040		VF Corp	8,675,635
48,438	*	YETI Holdings, Inc	4,762,909
		TOTAL CONSUMER DURABLES & APPAREL	207,592,448
170

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

CONSUMER SERVICES - 2.4%
22,867	*	Booking Holdings, Inc	$55,355,976
8,578	*	Boyd Gaming Corp	547,105
27,722	*	Bright Horizons Family Solutions	4,601,852
70,474	*	Caesars Entertainment, Inc	7,714,084
61,774	*	Chegg, Inc	3,671,847
15,651	*	Chipotle Mexican Grill, Inc (Class A)	27,843,598
19,649		Choice Hotels International, Inc	2,763,042
21,097		Churchill Downs, Inc	4,852,310
50,468		Darden Restaurants, Inc	7,274,457
14,043		Domino’s Pizza, Inc	6,866,606
167,597	*	DraftKings, Inc	7,808,344
81,432	*	Expedia Group, Inc	13,388,235
29,871	*	frontdoor, Inc	1,113,591
79,880		H&R Block, Inc	1,842,832
103,233	*	Hilton Worldwide Holdings, Inc	14,860,390
181,629	*	Las Vegas Sands Corp	7,049,021
152,847	*	Marriott International, Inc (Class A)	24,458,577
73,907		McDonald’s Corp	18,147,864
9,690	*	Mister Car Wash, Inc	177,715
5,243	*	Penn National Gaming, Inc	375,399
31,341	*	Planet Fitness, Inc	2,493,177
15,120	*	Six Flags Entertainment Corp	621,886
658,114		Starbucks Corp	69,806,152
28,189		Travel & Leisure Co	1,531,790
22,367		Vail Resorts, Inc	7,710,129
91,167		Wendy’s	2,033,024
33,508		Wyndham Hotels & Resorts, Inc	2,830,421
58,891	*	Wynn Resorts Ltd	5,288,412
18,450		Yum China Holdings, Inc	1,053,126
13,395		Yum! Brands, Inc	1,673,571
		TOTAL CONSUMER SERVICES	305,754,533

DIVERSIFIED FINANCIALS - 2.4%
228,134		American Express Co	39,645,126
35,444		Ameriprise Financial, Inc	10,708,696
100,906		Apollo Global Management, Inc	7,764,717
66,493		Ares Management Corp	5,634,617
379,681		Blackstone Group, Inc	52,555,444
379	*,e	Credit Acceptance Corp	226,722
92,203		Discover Financial Services	10,448,444
17,918		Factset Research Systems, Inc	7,953,621
10,267		Goldman Sachs Group, Inc	4,243,864
119,803		iShares Russell 1000 Growth Index Fund	35,701,294
45,517		LPL Financial Holdings, Inc	7,465,698
20,845		MarketAxess Holdings, Inc	8,518,726
85,521		Moody’s Corp	34,563,312
11,517		Morningstar, Inc	3,648,010
31,638		MSCI, Inc (Class A)	21,035,473
6,298		Raymond James Financial, Inc	620,920
94,987		S&P Global, Inc	45,039,036
62,865		Synchrony Financial	2,920,079
41,384		T Rowe Price Group, Inc	8,975,362
24,794	*	Upstart Holdings, Inc	7,984,660
		TOTAL DIVERSIFIED FINANCIALS	315,653,821
171

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

ENERGY - 0.3%
69,560		Cabot Oil & Gas Corp	$1,483,019
131,640	*	Cheniere Energy, Inc	13,611,576
1,989		Continental Resources, Inc	97,083
48,129		Diamondback Energy, Inc	5,158,948
41,044		EOG Resources, Inc	3,794,928
18,923		Halliburton Co	472,886
10,306		Hess Corp	850,966
14,008	e	New Fortress Energy, Inc	420,240
57,384		Occidental Petroleum Corp	1,924,086
53,754		Pioneer Natural Resources Co	10,050,923
3,360		Texas Pacific Land Corp	4,279,531
		TOTAL ENERGY	42,144,186

FOOD & STAPLES RETAILING - 1.0%
230,501		Costco Wholesale Corp	113,300,461
271,161		SYSCO Corp	20,852,281
		TOTAL FOOD & STAPLES RETAILING	134,152,742

FOOD, BEVERAGE & TOBACCO - 2.0%
579,081		Altria Group, Inc	25,543,263
28,741	*,e	Beyond Meat, Inc	2,844,784
5,296	*	Boston Beer Co, Inc (Class A)	2,608,174
10,608		Brown-Forman Corp (Class A)	679,230
50,644		Brown-Forman Corp (Class B)	3,438,221
1,528,544		Coca-Cola Co	86,164,025
3,216	*	Darling International, Inc	271,816
23,548	*	Freshpet, Inc	3,671,369
70,011		Hershey Co	12,276,429
59,716		Kellogg Co	3,660,591
25,290		Lamb Weston Holdings, Inc	1,427,621
191,593	*	Monster Beverage Corp	16,285,405
639,515		PepsiCo, Inc	103,345,624
10,216	*	Pilgrim’s Pride Corp	287,683
		TOTAL FOOD, BEVERAGE & TOBACCO	262,504,235

HEALTH CARE EQUIPMENT & SERVICES - 3.7%
484,909		Abbott Laboratories	62,499,921
24,731	*	Abiomed, Inc	8,211,681
28,691	*	agilon health, Inc	702,930
43,884	*	Align Technology, Inc	27,399,853
16,023	*	Amedisys, Inc	2,713,335
94,614		Cardinal Health, Inc	4,523,495
24,928	*	Certara, Inc	1,029,776
1,838		Chemed Corp	886,376
17,975		Danaher Corp	5,604,066
26,780	*	DaVita, Inc	2,764,767
53,769	*	DexCom, Inc	33,509,378
343,844	*	Edwards Lifesciences Corp	41,199,388
30,268		Encompass Health Corp	1,923,834
4,504	*	Figs, Inc	151,379
107	*	Globus Medical, Inc	8,257
50,194	*	Guardant Health, Inc	5,862,157
140,641		HCA Healthcare, Inc	35,224,945
47,196	*	IDEXX Laboratories, Inc	31,439,143
37,000	*	Insulet Corp	11,470,740
197,851	*	Intuitive Surgical, Inc	71,449,932
172

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

19,868	*	Masimo Corp	$5,633,373
12,730		McKesson Corp	2,646,312
4,771	*	Molina Healthcare, Inc	1,410,880
56,470	*	Novocure Ltd	5,792,128
47,245	*	Oak Street Health, Inc	2,231,381
18,883	*	Penumbra, Inc	5,222,094
71,988		Resmed, Inc	18,926,365
7,017		STERIS plc	1,640,154
83,057		Stryker Corp	22,098,976
32,244	*	Tandem Diabetes Care, Inc	4,395,825
4,947		Teleflex, Inc	1,765,782
36,182		UnitedHealth Group, Inc	16,660,726
76,318	*	Veeva Systems, Inc	24,193,569
40,831		West Pharmaceutical Services, Inc	17,552,430
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	478,745,348

HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
6,344		Church & Dwight Co, Inc	554,212
56,006		Clorox Co	9,129,538
245,916		Colgate-Palmolive Co	18,736,340
127,416		Estee Lauder Cos (Class A)	41,324,831
7,234	*	Herbalife Nutrition Ltd	335,658
93,712		Kimberly-Clark Corp	12,134,767
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	82,215,346

INSURANCE - 0.3%
631	*	Alleghany Corp	411,021
73,447		Aon plc	23,497,164
56,269	*	Arch Capital Group Ltd	2,353,170
6,975		Brown & Brown, Inc	440,192
9,059		Erie Indemnity Co (Class A)	1,864,433
5,280		Everest Re Group Ltd	1,380,720
18,317	*	GoHealth, Inc	98,912
2,649	*,e	Lemonade, Inc	164,662
14,381		Lincoln National Corp	1,037,589
1,331	*	Markel Corp	1,747,776
32,341		Marsh & McLennan Cos, Inc	5,394,479
11,734		RenaissanceRe Holdings Ltd	1,663,881
		TOTAL INSURANCE	40,053,999

MATERIALS - 1.0%
24,936		Avery Dennison Corp	5,429,066
18,349	*	Axalta Coating Systems Ltd	572,305
52,922		Ball Corp	4,841,305
23,320		Celanese Corp (Series A)	3,766,413
47,081		Chemours Co	1,319,210
9,713		Crown Holdings, Inc	1,010,055
8,338	*	Diversey Holdings Ltd	145,081
32,205		Dow, Inc	1,802,514
122,411		Ecolab, Inc	27,202,172
19,449		FMC Corp	1,770,053
241,074		Freeport-McMoRan, Inc (Class B)	9,093,311
44,472		Graphic Packaging Holding Co	886,327
4,950		Louisiana-Pacific Corp	291,703
18,445		LyondellBasell Industries NV	1,712,065
3,362		Olin Corp	191,567
173

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

55,980		PPG Industries, Inc	$8,988,709
40,458		RPM International, Inc	3,527,938
23,106		Scotts Miracle-Gro Co (Class A)	3,430,317
45,634		Sealed Air Corp	2,707,009
135,870		Sherwin-Williams Co	43,017,801
43,469		Southern Copper Corp (NY)	2,607,705
18,572		Steel Dynamics, Inc	1,227,238
4,392		Westlake Chemical Corp	427,517
		TOTAL MATERIALS	125,967,381

MEDIA & ENTERTAINMENT - 12.3%
144,495	*	Alphabet, Inc (Class A)	427,838,136
134,808	*	Alphabet, Inc (Class C)	399,760,991
88,350	*	Altice USA, Inc	1,440,105
1,592		Cable One, Inc	2,724,246
67,608	*	Charter Communications, Inc	45,627,963
1,335,172	*	Facebook, Inc	432,021,604
28,934	*	Live Nation, Inc	2,926,674
3,770	*	Madison Square Garden Co	714,453
153,834	*	Match Group, Inc	23,195,091
240,959	*	Netflix, Inc	166,336,407
552		Nexstar Media Group Inc	82,761
306,820	*	Pinterest, Inc	13,696,445
59,755	*	Playtika Holding Corp	1,689,871
65,372	*	Roku, Inc	19,931,923
167,141	*,e	Skillz, Inc	1,868,636
76,028	*	Spotify Technology S.A.	22,002,503
12,895	*	Take-Two Interactive Software, Inc	2,333,995
34,338	*	TripAdvisor, Inc	1,132,124
45,416	*	Twitter, Inc	2,431,573
74,300	*	Vimeo, Inc	2,506,139
50,754	*	Walt Disney Co	8,580,979
22,182		World Wrestling Entertainment, Inc (Class A)	1,355,098
33,936	*	Zillow Group, Inc (Class A)	3,587,714
94,587	*	Zillow Group, Inc (Class C)	9,802,051
290,149	*	Zynga, Inc	2,141,300
		TOTAL MEDIA & ENTERTAINMENT	1,595,728,782

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.1%
46,035	*	10X Genomics, Inc	7,424,064
985,867		AbbVie, Inc	113,049,369
29,139	*	Acceleron Pharma, Inc	5,075,431
49,905	*	Adaptive Biotechnologies Corp	1,667,326
151,837		Agilent Technologies, Inc	23,912,809
66,589	*	Alnylam Pharmaceuticals, Inc	10,624,941
261,043		Amgen, Inc	54,028,070
323,404	*	Avantor, Inc	13,059,054
22,016		Bio-Techne Corp	11,528,678
56,722		Bruker BioSciences Corp	4,554,777
21,640	*	Catalent, Inc	2,983,290
26,162	*	Charles River Laboratories International, Inc	11,738,366
28,820	*,e	CureVac NV	1,154,817
373,661		Eli Lilly & Co	95,193,876
88,023	*	Exact Sciences Corp	8,381,550
143,419	*	Exelixis, Inc	3,084,943
23,741	*	Horizon Therapeutics Plc	2,846,783
174

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

81,409	*	Illumina, Inc	$33,789,620
88,762	*	Incyte Corp	5,945,279
72,233	*	Ionis Pharmaceuticals, Inc	2,302,066
21,786	*	Iovance Biotherapeutics, Inc	529,618
52,200	*	IQVIA Holdings, Inc	13,646,124
55,379	*	Maravai LifeSciences Holdings, Inc	2,341,978
12,897	*	Mettler-Toledo International, Inc	19,098,909
17,793	*	Mirati Therapeutics, Inc	3,363,233
188,700	*	Moderna, Inc	65,141,127
44,183	*	Natera, Inc	5,062,046
52,103	*	Neurocrine Biosciences, Inc	5,492,177
41,052	*	Novavax, Inc	6,109,769
32,996	*	PPD, Inc	1,556,421
5,947	*	Regeneron Pharmaceuticals, Inc	3,805,723
28,588	*	Repligen Corp	8,304,814
104,217		Royalty Pharma plc	4,119,698
44,924	*	Sarepta Therapeutics, Inc	3,554,836
66,869	*	Seagen, Inc	11,791,011
52,238	*	Sotera Health Co	1,290,279
5,480	*	Syneos Health, Inc	511,503
19,679		Thermo Fisher Scientific, Inc	12,458,185
25,900	*	Ultragenyx Pharmaceutical, Inc	2,173,528
58,324	*	Vertex Pharmaceuticals, Inc	10,785,857
31,718	*	Waters Corp	11,657,951
251,155		Zoetis, Inc	54,299,711
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	659,439,607

REAL ESTATE - 1.7%
251,972		American Tower Corp	71,048,545
8,819	*	CBRE Group, Inc	917,881
18,684		Coresite Realty	2,661,723
240,560		Crown Castle International Corp	43,372,968
35,404		Equinix, Inc	29,635,626
52,000		Equity Lifestyle Properties, Inc	4,394,520
7,207		Extra Space Storage, Inc	1,422,445
110,264		Iron Mountain, Inc	5,032,449
41,605		Lamar Advertising Co	4,709,686
40,711	*,e	Opendoor Technologies, Inc	965,258
64,032		Public Storage, Inc	21,270,150
10,561		SBA Communications Corp	3,647,030
157,815		Simon Property Group, Inc	23,132,523
		TOTAL REAL ESTATE	212,210,804

RETAILING - 11.0%
242,134	*	Amazon.com, Inc	816,579,966
2,576	*	AutoZone, Inc	4,597,748
76,367		Bath & Body Works, Inc	5,276,196
32,212		Best Buy Co, Inc	3,937,595
34,688	*	Burlington Stores, Inc	9,583,947
8,035	*	CarMax, Inc	1,100,152
43,289	*	Carvana Co	13,124,359
55,880		Dollar General Corp	12,378,538
70,201	*	DoorDash, Inc	13,675,155
362,469		eBay, Inc	27,808,622
70,296	*	Etsy, Inc	17,622,504
30,907	*	Five Below, Inc	6,097,951
175

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

57,203	*	Floor & Decor Holdings, Inc	$7,775,032
35,560	*,e	GameStop Corp (Class A)	6,525,616
593,515		Home Depot, Inc	220,633,266
60,189	*	Leslie’s, Inc	1,244,708
1,160		Lithia Motors, Inc (Class A)	370,295
394,884		Lowe’s Companies, Inc	92,331,777
45,154	*	Nordstrom, Inc	1,297,274
11,575	*	O’Reilly Automotive, Inc	7,203,354
2,942	*	Petco Health & Wellness Co, Inc	72,756
21,884		Pool Corp	11,273,761
9,494	*	RH	6,262,527
196,892		Ross Stores, Inc	22,288,174
123,683		Target Corp	32,110,580
674,035		TJX Companies, Inc	44,142,552
64,611		Tractor Supply Co	14,031,571
29,765	*	Ulta Beauty, Inc	10,934,470
24,563	*	Victoria’s Secret & Co	1,239,695
8,897	*,e	Vroom, Inc	170,200
23,377	*,e	Wayfair, Inc	5,823,211
32,423		Williams-Sonoma, Inc	6,021,924
		TOTAL RETAILING	1,423,535,476

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.6%
675,235	*	Advanced Micro Devices, Inc	81,183,504
22,105	*	Allegro MicroSystems, Inc	737,423
118,861		Analog Devices, Inc	20,621,195
511,225		Applied Materials, Inc	69,858,896
222,825		Broadcom, Inc	118,469,368
33,395		Brooks Automation, Inc	3,888,848
73,172	*	Enphase Energy, Inc	16,948,830
74,182		Entegris, Inc	10,443,342
85,557		KLA Corp	31,892,227
79,390		Lam Research Corp	44,741,822
252,002		Microchip Technology, Inc	18,670,828
84,727		Micron Technology, Inc	5,854,636
26,436		MKS Instruments, Inc	3,966,722
24,976		Monolithic Power Systems, Inc	13,123,889
1,334,658		NVIDIA Corp	341,232,011
44,970		NXP Semiconductors NV	9,032,674
126,008	*	ON Semiconductor Corp	6,057,205
629,648		QUALCOMM, Inc	83,768,370
43,057		Skyworks Solutions, Inc	7,196,116
93,339		Teradyne, Inc	12,903,183
319,670		Texas Instruments, Inc	59,931,732
24,057		Universal Display Corp	4,407,242
137,044		Xilinx, Inc	24,667,920
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	989,597,983

SOFTWARE & SERVICES - 26.1%
285,589		Accenture plc	102,466,477
266,523	*	Adobe, Inc	173,335,898
34,145	*	Alteryx, Inc	2,499,073
78,819	*	Anaplan, Inc	5,139,787
19,969	*	Ansys, Inc	7,579,833
37,986	*	Aspen Technology, Inc	5,952,026
76,052	*	Atlassian Corp plc	34,841,703
176

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

122,460	*	Autodesk, Inc	$38,894,521
218,159		Automatic Data Processing, Inc	48,974,514
47,450	*	Avalara, Inc	8,523,918
76,305		Bentley Systems, Inc	4,513,441
43,646	*	Bill.Com Holdings, Inc	12,845,454
58,421		Broadridge Financial Solutions, Inc	10,422,891
3,321	*,e	C3.ai, Inc	149,844
153,204	*	Cadence Design Systems, Inc	26,521,144
10,983		CDK Global, Inc	477,980
25,336		Citrix Systems, Inc	2,400,079
135,692	*	Cloudflare, Inc	26,421,946
41,089	*	Coupa Software, Inc	9,355,965
109,937	*	Crowdstrike Holdings, Inc	30,980,247
129,181	*	Datadog, Inc	21,579,686
106,375	*	DocuSign, Inc	29,603,099
10,116	*	DoubleVerify Holdings, Inc	399,885
170,289	*	Dropbox, Inc	5,192,112
10,607	*	Duck Creek Technologies, Inc	334,120
101,994	*	Dynatrace, Inc	7,649,550
38,155	*	Elastic NV	6,620,274
29,924	*	EPAM Systems, Inc	20,146,034
20,564	*	Euronet Worldwide, Inc	2,307,075
21,620	*	Everbridge, Inc	3,444,282
15,741	*	Fair Isaac Corp	6,268,066
35,189	*	FireEye, Inc	613,696
22,373	*	Fiserv, Inc	2,203,517
36,867	*	Five9, Inc	5,825,355
10,818	*	FleetCor Technologies, Inc	2,676,481
74,585	*	Fortinet, Inc	25,085,919
45,092	*	Gartner, Inc	14,966,486
5,969		Genpact Ltd	294,570
22,410	*	Globant S.A.	7,153,048
8,549	*	GoDaddy, Inc	591,334
24,775	*	HubSpot, Inc	20,073,448
142,489		Intuit, Inc	89,196,689
10,527		Jack Henry & Associates, Inc	1,752,535
25,485	*	Jamf Holding Corp	1,214,360
18,284	*	Manhattan Associates, Inc	3,319,277
488,377		Mastercard, Inc (Class A)	163,860,251
24,050		McAfee Corp	513,949
4,204,331		Microsoft Corp	1,394,240,246
34,401	*	MongoDB, Inc	17,932,897
31,182	*	nCino, Inc	2,265,684
28,914	*	NCR Corp	1,143,260
30,039	*	New Relic, Inc	2,437,965
81,603		NortonLifelock, Inc	2,076,796
57,671	*	Nuance Communications, Inc	3,174,789
108,959	*	Nutanix, Inc	3,738,383
69,745	*	Okta, Inc	17,239,569
876,656		Oracle Corp	84,106,377
904,216	*	Palantir Technologies, Inc	23,401,110
53,117	*	Palo Alto Networks, Inc	27,041,334
156,247		Paychex, Inc	19,262,130
28,098	*	Paycom Software, Inc	15,393,489
9,256	*	Paycor HCM, Inc	300,265
20,380	*	Paylocity Holding Corp	6,218,753
177

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

655,649	*	PayPal Holdings, Inc	$152,497,401
20,751		Pegasystems, Inc	2,463,559
4,592	*	Procore Technologies, Inc	419,938
58,070	*	PTC, Inc	7,395,215
44,853	*	RingCentral, Inc	10,934,264
184,421	*	Sabre Corp	1,914,290
99,098	*	salesforce.com, Inc	29,698,680
110,012	*	ServiceNow, Inc	76,761,973
23,389	*	Shift4 Payments, Inc	1,476,548
68,182	*	Smartsheet, Inc	4,705,240
102,830	*	Snowflake, Inc	36,385,367
92,008	*	Splunk, Inc	15,164,759
220,844	*	Square, Inc	56,204,798
115,204	*	StoneCo Ltd	3,900,807
68,443		Switch, Inc	1,730,239
53,481	*	Synopsys, Inc	17,818,800
53,167	*	Teradata Corp	3,007,126
237,863	*	Trade Desk, Inc	17,818,317
26,014	*	Twilio, Inc	7,579,439
19,161	*	Tyler Technologies, Inc	10,408,638
83,507	*	Unity Software, Inc	12,635,444
944,750		Visa, Inc (Class A)	200,069,708
15,433	*,e	VMware, Inc (Class A)	2,341,186
54,932		Western Union Co	1,000,861
17,706	*	WEX, Inc	2,650,588
30,322	*	Wix.com Ltd	5,638,679
104,808	*	Workday, Inc	30,392,224
66,697	*	Zendesk, Inc	6,789,755
119,189	*	Zoom Video Communications, Inc	32,735,259
42,774	*	Zscaler, Inc	13,638,918
		TOTAL SOFTWARE & SERVICES	3,381,332,906

TECHNOLOGY HARDWARE & EQUIPMENT - 11.0%
231,074		Amphenol Corp (Class A)	17,739,551
8,758,366		Apple, Inc	1,312,003,227
29,937	*	Arista Networks, Inc	12,264,890
77,166		CDW Corp	14,403,034
95,338		Cognex Corp	8,350,655
12,158	*	Coherent, Inc	3,092,995
98,938	*	CommScope Holding Co, Inc	1,059,626
147,545		Corning, Inc	5,248,176
73,136	*	Dell Technologies, Inc	8,044,229
234,597		HP, Inc	7,115,327
1,720	*	IPG Photonics Corp	273,497
63,493		Jabil Inc	3,807,040
44,349	*	Keysight Technologies, Inc	7,983,707
82,349		NetApp, Inc	7,353,766
139,455	*	Pure Storage, Inc	3,745,761
3,281		Ubiquiti, Inc	1,002,444
52,138		Vontier Corp	1,763,829
29,531	*	Zebra Technologies Corp (Class A)	15,768,077
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	1,431,019,831

TRANSPORTATION - 2.0%
13,817		CH Robinson Worldwide, Inc	1,340,111
354,463	*	Delta Air Lines, Inc	13,870,137
178

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

SHARES		COMPANY	RATE	VALUE

68,333		Expeditors International of Washington, Inc		$8,422,725
59,985		FedEx Corp		14,128,267
45,658	*	GXO Logistics, Inc		4,054,430
42,027		JB Hunt Transport Services, Inc		8,287,304
13,640		Kansas City Southern		4,231,810
18,475		Landstar System, Inc		3,248,090
158,706	*	Lyft, Inc (Class A)		7,279,844
52,319		Old Dominion Freight Line		17,859,091
770,753	*	Uber Technologies, Inc		33,774,396
230,387		Union Pacific Corp		55,615,422
403,976		United Parcel Service, Inc (Class B)		86,236,757
47,447	*	XPO Logistics, Inc		4,070,953
		TOTAL TRANSPORTATION		262,419,337

UTILITIES - 0.0%
16,409		Brookfield Renewable Corp		679,497
61,785		NRG Energy, Inc		2,464,603
		TOTAL UTILITIES		3,144,100

		TOTAL COMMON STOCKS		12,963,443,858
		(Cost $5,021,849,007)

SHORT-TERM INVESTMENTS - 0.1%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.1%
15,701,698	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030%	15,701,698
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES		15,701,698

		TOTAL SHORT-TERM INVESTMENTS		15,701,698
		(Cost $15,701,698)
		TOTAL INVESTMENTS - 100.0%		12,979,145,556
		(Cost $5,037,550,705)
		OTHER ASSETS & LIABILITIES, NET - (0.0)%		(5,546,116)
		NET ASSETS - 100.0%		$12,973,599,440

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $26,257,380.
179

TIAA-CREF FUNDS – Large-Cap Value Index Fund

TIAA-CREF FUNDS

LARGE-CAP VALUE INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 100.0%

AUTOMOBILES & COMPONENTS - 1.1%
95,735	*	Aptiv plc	$16,551,624
103,000		BorgWarner, Inc	4,642,210
1,701,180	*	Ford Motor Co	29,056,155
593,118	*	General Motors Co	32,283,413
102,890		Gentex Corp	3,641,277
67,025		Harley-Davidson, Inc	2,445,742
26,258		Lear Corp	4,512,437
25,545	*,e	QuantumScape Corp	739,272
13,571		Thor Industries, Inc	1,383,699
		TOTAL AUTOMOBILES & COMPONENTS	95,255,829

BANKS - 8.9%
3,208,945		Bank of America Corp	153,323,392
17,274		Bank of Hawaii Corp	1,459,653
53,507		Bank OZK	2,390,158
13,741		BOK Financial Corp	1,390,177
877,421		Citigroup, Inc	60,682,436
150,386		Citizens Financial Group, Inc	7,125,289
60,174		Comerica, Inc	5,120,206
46,147		Commerce Bancshares, Inc	3,253,825
24,533		Cullen/Frost Bankers, Inc	3,177,024
60,456		East West Bancorp, Inc	4,805,043
299,047		Fifth Third Bancorp	13,017,516
2,665	e	First Citizens Bancshares, Inc (Class A)	2,169,044
56,792		First Hawaiian, Inc	1,566,891
234,662		First Horizon National Corp	3,982,214
77,351		First Republic Bank	16,733,342
140,329		FNB Corp	1,634,833
633,734		Huntington Bancshares, Inc	9,974,973
1,286,543		JPMorgan Chase & Co	218,570,790
418,675		Keycorp	9,742,567
55,926		M&T Bank Corp	8,227,833
133,542		MGIC Investment Corp	2,158,039
184,073		New York Community Bancorp, Inc	2,288,027
50,839		PacWest Bancorp	2,413,327
185,337		People’s United Financial, Inc	3,176,676
32,370		Pinnacle Financial Partners, Inc	3,125,971
183,139		PNC Financial Services Group, Inc	38,647,823
33,061		Popular, Inc	2,692,488
38,616		Prosperity Bancshares, Inc	2,908,171
414,112		Regions Financial Corp	9,806,172
25,758		Signature Bank	7,671,248
75,648		Sterling Bancorp	1,925,242
24,585	*	SVB Financial Group	17,637,279
58,653		Synovus Financial Corp	2,732,643
180

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

21,820		TFS Financial Corp	$424,617
582,161		Truist Financial Corp	36,949,759
94,329		Umpqua Holdings Corp	1,929,028
583,125		US Bancorp	35,203,256
7,250	e	UWM Holdings Corp	49,300
39,080		Webster Financial Corp	2,186,917
1,792,450		Wells Fargo & Co	91,701,742
20,546		Western Alliance Bancorp	2,385,185
25,142		Wintrust Financial Corp	2,225,067
70,755		Zions Bancorporation	4,456,857
		TOTAL BANKS	803,042,040

CAPITAL GOODS - 8.4%
213,240		3M Co	38,101,723
56,975		A.O. Smith Corp	4,163,163
15,550		Acuity Brands, Inc	3,194,436
61,166	*	Aecom Technology Corp	4,181,919
24,199		AGCO Corp	2,957,360
45,117		Air Lease Corp	1,806,936
9,226		Allegion plc	1,183,696
11,288		Allison Transmission Holdings, Inc	376,568
98,493		Ametek, Inc	13,040,473
11,217		Armstrong World Industries, Inc	1,185,076
21,346	*	AZEK Co, Inc	783,185
232,037	*	Boeing Co	48,038,620
88,106	*	Builders FirstSource, Inc	5,133,937
10,091		BWX Technologies, Inc	572,563
13,626		Carlisle Cos, Inc	3,037,508
197,887		Carrier Global Corp	10,335,638
33,028		Caterpillar, Inc	6,738,042
45,478	*,e	ChargePoint Holdings, Inc	1,126,945
50,611	*	Colfax Corp	2,612,540
7,363	*	Core & Main, Inc	201,452
21,325		Crane Co	2,202,446
62,338		Cummins, Inc	14,951,146
18,184		Curtiss-Wright Corp	2,321,733
44,881		Donaldson Co, Inc	2,693,309
62,635		Dover Corp	10,590,326
172,877		Eaton Corp	28,483,214
259,306		Emerson Electric Co	25,155,275
29,742		Fastenal Co	1,697,673
57,087		Flowserve Corp	1,919,265
141,970		Fortive Corp	10,748,549
44,261		Fortune Brands Home & Security, Inc	4,488,065
44,584	*	Gates Industrial Corp plc	732,961
108,119		General Dynamics Corp	21,921,127
474,780		General Electric Co	49,790,179
24,882		Graco, Inc	1,870,629
13,060		HEICO Corp	1,820,433
22,930		HEICO Corp (Class A)	2,881,842
36,526	*	Hexcel Corp	2,072,485
236,219		Honeywell International, Inc	51,642,198
156,026		Howmet Aerospace, Inc	4,632,412
23,676		Hubbell, Inc	4,720,284
16,935		Huntington Ingalls	3,433,232
33,175		IDEX Corp	7,383,760
181

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

13,689		Illinois Tool Works, Inc	$3,119,312
176,118	*	Ingersoll Rand, Inc	9,468,104
36,817		ITT, Inc	3,463,375
310,704		Johnson Controls International plc	22,796,352
87,053		L3Harris Technologies, Inc	20,069,199
14,540		Lennox International, Inc	4,351,531
12,958		Lockheed Martin Corp	4,306,203
107,001		Masco Corp	7,013,916
22,237	*	Mastec, Inc	1,981,984
23,748	*	Mercury Systems, Inc	1,223,972
16,555	*	Middleby Corp	3,020,294
19,575		MSC Industrial Direct Co (Class A)	1,645,670
21,051		Nordson Corp	5,351,375
59,884		Northrop Grumman Corp	21,391,762
71,958		nVent Electric plc	2,550,911
29,677		Oshkosh Corp	3,175,439
186,666		Otis Worldwide Corp	14,991,146
44,782		Owens Corning, Inc	4,183,087
147,806		PACCAR, Inc	13,246,374
46,542		Parker-Hannifin Corp	13,803,892
72,224		Pentair plc	5,342,409
59,492		Quanta Services, Inc	7,215,190
656,719		Raytheon Technologies Corp	58,356,050
23,130		Regal-Beloit Corp	3,523,393
19,622		Rockwell Automation, Inc	6,267,267
45,464		Roper Technologies Inc	22,180,522
67,621	*	Sensata Technologies Holding plc	3,725,917
44,312	*	Shoals Technologies Group, Inc	1,373,229
9,076	*	SiteOne Landscape Supply, Inc	2,132,497
23,151		Snap-On, Inc	4,704,978
31,875		Spirit Aerosystems Holdings, Inc (Class A)	1,316,119
70,049		Stanley Black & Decker, Inc	12,589,907
87,774	*	Sunrun, Inc	5,062,804
98,076		Textron, Inc	7,242,913
27,223		Timken Co	1,931,472
2,495		Toro Co	238,198
53,186		Trane Technologies plc	9,622,943
15,985	*	TransDigm Group, Inc	9,971,763
20,309	*	United Rentals, Inc	7,699,345
73,081	*	Univar Solutions Inc	1,869,412
9,018		Valmont Industries, Inc	2,154,941
7,794	*,e	Virgin Galactic Holdings, Inc	146,137
3,397		W.W. Grainger, Inc	1,573,185
14,295		Watsco, Inc	4,139,546
79,054		Westinghouse Air Brake Technologies Corp	7,172,569
24,381		Woodward Inc	2,753,834
26,253		Xylem, Inc	3,428,379
		TOTAL CAPITAL GOODS	761,813,140

COMMERCIAL & PROFESSIONAL SERVICES - 1.3%
69,879		ADT, Inc	583,490
9,994	*	CACI International, Inc (Class A)	2,874,674
2,642		Cintas Corp	1,144,250
188,758	*	Clarivate Analytics plc	4,426,375
22,551	*	Clean Harbors, Inc	2,537,890
37,740	*	CoStar Group, Inc	3,247,527
182

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

26,801	*	Driven Brands Holdings, Inc	$870,229
68,841	*	Dun & Bradstreet Holdings, Inc	1,296,964
32,590		Equifax, Inc	9,041,444
14,419	*	FTI Consulting, Inc	2,075,183
162,085		IHS Markit Ltd	21,187,751
55,784		Jacobs Engineering Group, Inc	7,833,189
3,303	*	Legalzoom.com, Inc	92,616
61,641		Leidos Holdings, Inc	6,162,867
23,350		Manpower, Inc	2,256,778
10,075		MSA Safety, Inc	1,541,777
153,521		Nielsen NV	3,108,800
91,219		Republic Services, Inc	12,278,077
5,809		Robert Half International, Inc	656,824
6,268		Rollins, Inc	220,822
24,890		Science Applications International Corp	2,234,624
40,178	*	Stericycle, Inc	2,688,712
26,094		TransUnion	3,008,377
24,782		Verisk Analytics, Inc	5,210,911
154,045		Waste Management, Inc	24,682,630
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	121,262,781

CONSUMER DURABLES & APPAREL - 1.1%
29,176		Brunswick Corp	2,715,994
64,721	*	Capri Holdings Ltd	3,445,746
18,771		Carter’s, Inc	1,849,319
16,102		Columbia Sportswear Co	1,672,032
10,607	*	Deckers Outdoor Corp	4,193,053
85,071		DR Horton, Inc	7,594,288
65,670		Garmin Ltd	9,430,212
59,973		Hanesbrands, Inc	1,021,940
55,707		Hasbro, Inc	5,334,502
16,491	*	Hayward Holdings, Inc	382,426
57,852		Leggett & Platt, Inc	2,710,366
116,659		Lennar Corp (Class A)	11,657,734
5,384		Lennar Corp (Class B)	441,919
25,084	*	Mohawk Industries, Inc	4,445,136
164,773		Newell Brands Inc	3,771,654
471	*	NVR, Inc	2,305,451
7,588		Polaris Inc	872,241
76,826		Pulte Homes, Inc	3,693,794
30,766	*	PVH Corp	3,363,647
20,931		Ralph Lauren Corp	2,661,795
50,292	*	Skechers U.S.A., Inc (Class A)	2,323,993
108,008		Tapestry, Inc	4,210,152
27,363		Toll Brothers, Inc	1,646,432
2,944	*	TopBuild Corp	756,520
82,942	*	Under Armour, Inc (Class A)	1,821,406
83,055	*	Under Armour, Inc (Class C)	1,568,078
49,720		VF Corp	3,623,594
26,732		Whirlpool Corp	5,635,907
		TOTAL CONSUMER DURABLES & APPAREL	95,149,331

CONSUMER SERVICES - 1.8%
100,032		ARAMARK Holdings Corp	3,649,167
27,773	*	Boyd Gaming Corp	1,771,362
5,277	*	Bright Horizons Family Solutions	875,982
183

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

32,484	*	Caesars Entertainment, Inc	$3,555,699
370,720	*	Carnival Corp	8,215,155
14,340	*	Chegg, Inc	852,370
17,953		Darden Restaurants, Inc	2,587,745
5,324		Domino’s Pizza, Inc	2,603,276
11,691	*	frontdoor, Inc	435,841
19,883	*	Grand Canyon Education, Inc	1,584,675
20,846		H&R Block, Inc	480,917
38,892	*	Hilton Worldwide Holdings, Inc	5,598,503
17,516	*	Hyatt Hotels Corp	1,492,363
17,902		Marriott Vacations Worldwide Corp	2,814,552
266,110		McDonald’s Corp	65,343,311
175,500		MGM Resorts International	8,276,580
163,287	*,e	Norwegian Cruise Line Holdings Ltd	4,199,742
61,271	*	Penn National Gaming, Inc	4,387,004
11,175	*	Planet Fitness, Inc	888,971
94,253	*	Royal Caribbean Cruises Ltd	7,957,781
72,391		Service Corp International	4,958,060
22,716	*	Six Flags Entertainment Corp	934,309
56,194	*	Terminix Global Holdings, Inc	2,274,733
12,204		Travel & Leisure Co	663,165
14,548		Wyndham Hotels & Resorts, Inc	1,228,870
168,522		Yum China Holdings, Inc	9,619,236
118,444		Yum! Brands, Inc	14,798,393
		TOTAL CONSUMER SERVICES	162,047,762

DIVERSIFIED FINANCIALS - 9.2%
17,812		Affiliated Managers Group, Inc	2,990,279
219,220		AGNC Investment Corp	3,489,982
156,475		Ally Financial, Inc	7,470,117
101,536		American Express Co	17,644,926
21,557		Ameriprise Financial, Inc	6,513,016
584,619		Annaly Capital Management, Inc	4,945,877
7,150		Ares Management Corp	605,891
343,599		Bank of New York Mellon Corp	20,341,061
804,536	*	Berkshire Hathaway, Inc (Class B)	230,909,877
61,958		BlackRock, Inc	58,454,895
191,682		Capital One Financial Corp	28,949,732
69,781		Carlyle Group, Inc	3,918,203
45,728		CBOE Global Markets, Inc	6,033,352
650,477		Charles Schwab Corp	53,358,628
155,833		CME Group, Inc	34,368,968
3,376	*,e	Credit Acceptance Corp	2,019,557
57,723		Discover Financial Services	6,541,170
164,927		Equitable Holdings, Inc	5,525,055
17,303		Evercore Inc	2,627,288
2,266		Factset Research Systems, Inc	1,005,855
125,518		Franklin Resources, Inc	3,952,562
135,145		Goldman Sachs Group, Inc	55,862,186
34,983		Interactive Brokers Group, Inc (Class A)	2,478,546
241,705		Intercontinental Exchange Group, Inc	33,466,474
143,412		Invesco Ltd	3,644,099
139,612		iShares Russell 1000 Value Index Fund	22,971,758
73,442		Janus Henderson Group plc	3,415,053
95,419		Jefferies Financial Group, Inc	4,103,017
239,151		KKR & Co, Inc	19,053,160
184

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

44,161		Lazard Ltd (Class A)	$2,163,447
3,879		Moody’s Corp	1,567,698
589,272		Morgan Stanley	60,565,376
946		Morningstar, Inc	299,646
10,184		MSCI, Inc (Class A)	6,771,138
49,965		Nasdaq Inc	10,486,155
169,831		New Residential Investment Corp	1,929,280
89,188		Northern Trust Corp	10,973,692
44,225		OneMain Holdings, Inc	2,335,522
76,512		Raymond James Financial, Inc	7,543,318
30,515		S&P Global, Inc	14,468,992
27,160		Santander Consumer USA Holdings, Inc	1,132,572
48,190		SEI Investments Co	3,037,898
138,361		SLM Corp	2,538,924
119,754		Starwood Property Trust, Inc	3,050,134
158,180		State Street Corp	15,588,639
43,860		Stifel Financial Corp	3,196,078
200,714		Synchrony Financial	9,323,165
64,454		T Rowe Price Group, Inc	13,978,784
43,070		Tradeweb Markets, Inc	3,837,537
40,117		Virtu Financial, Inc	998,111
48,941		Voya Financial, Inc	3,414,614
		TOTAL DIVERSIFIED FINANCIALS	825,861,304

ENERGY - 5.3%
147,707		Antero Midstream Corp	1,571,602
155,742		APA Corp	4,081,998
321,761		Baker Hughes Co	8,069,766
291,090		Cabot Oil & Gas Corp	6,206,039
838,348		Chevron Corp	95,982,463
585,014		ConocoPhillips	43,577,693
25,078	e	Continental Resources, Inc	1,224,057
290,652		Devon Energy Corp	11,649,332
40,858		Diamondback Energy, Inc	4,379,569
41,411		DT Midstream, Inc	1,986,072
223,112		EOG Resources, Inc	20,628,936
120,842	*	EQT Corp	2,405,964
1,835,226		Exxon Mobil Corp	118,317,020
365,680		Halliburton Co	9,138,343
111,172		Hess Corp	9,179,472
65,712		HollyFrontier Corp	2,221,066
834,364		Kinder Morgan, Inc	13,975,597
345,894		Marathon Oil Corp	5,644,990
276,956		Marathon Petroleum Corp	18,259,709
170,032	*	NOV, Inc	2,383,849
321,074		Occidental Petroleum Corp	10,765,611
192,654		ONEOK, Inc	12,256,647
190,077		Phillips 66	14,213,958
52,182		Pioneer Natural Resources Co	9,756,990
604,573		Schlumberger Ltd	19,503,525
96,734		Targa Resources Investments, Inc	5,288,448
177,256		Valero Energy Corp	13,707,206
527,490		Williams Cos, Inc	14,817,194
		TOTAL ENERGY	481,193,116
185

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

FOOD & STAPLES RETAILING - 1.5%
66,742	e	Albertsons Cos, Inc	$2,065,665
15,666		Casey’s General Stores, Inc	3,000,666
12,271		Costco Wholesale Corp	6,031,687
37,562	*	Grocery Outlet Holding Corp	833,501
326,420		Kroger Co	13,063,328
96,502	*	US Foods Holding Corp	3,345,724
311,522		Walgreens Boots Alliance, Inc	14,647,765
621,796		Walmart, Inc	92,908,758
		TOTAL FOOD & STAPLES RETAILING	135,897,094

FOOD, BEVERAGE & TOBACCO - 3.4%
356,989		Altria Group, Inc	15,746,785
241,522		Archer-Daniels-Midland Co	15,515,373
3,031	*,e	Beyond Meat, Inc	300,008
9,868		Brown-Forman Corp (Class A)	631,848
39,752		Brown-Forman Corp (Class B)	2,698,763
58,639		Bunge Ltd	5,432,317
83,903		Campbell Soup Co	3,351,925
492,017		Coca-Cola Co	27,734,998
201,483		ConAgra Brands, Inc	6,487,753
69,007		Constellation Brands, Inc (Class A)	14,961,408
65,794	*	Darling International, Inc	5,560,909
81,385		Flowers Foods, Inc	2,014,279
264,916		General Mills, Inc	16,371,809
35,933	*	Hain Celestial Group, Inc	1,612,314
9,508		Hershey Co	1,667,228
122,610		Hormel Foods Corp	5,188,855
29,413		Ingredion, Inc	2,801,000
46,391		J.M. Smucker Co	5,699,598
61,784		Kellogg Co	3,787,359
303,572		Keurig Dr Pepper, Inc	10,955,913
288,951		Kraft Heinz Co	10,370,451
44,189		Lamb Weston Holdings, Inc	2,494,469
108,490		McCormick & Co, Inc	8,704,153
76,495		Molson Coors Brewing Co (Class B)	3,372,665
604,760		Mondelez International, Inc	36,733,122
12,568	*	Monster Beverage Corp	1,068,280
100,761		PepsiCo, Inc	16,282,978
674,236		Philip Morris International, Inc	63,742,271
6,311	*	Pilgrim’s Pride Corp	177,718
26,505	*	Post Holdings, Inc	2,689,727
49		Seaboard Corp	188,651
125,440		Tyson Foods, Inc (Class A)	10,031,437
		TOTAL FOOD, BEVERAGE & TOBACCO	304,376,364

HEALTH CARE EQUIPMENT & SERVICES - 8.9%
376,464		Abbott Laboratories	48,522,445
39,760	*	Acadia Healthcare Co, Inc	2,465,120
1,599	*	Amedisys, Inc	270,775
63,059		AmerisourceBergen Corp	7,694,459
106,220		Anthem, Inc	46,219,509
218,414		Baxter International, Inc	17,245,969
124,064		Becton Dickinson & Co	29,724,494
616,629	*	Boston Scientific Corp	26,595,209
51,092		Cardinal Health, Inc	2,442,709
251,272	*	Centene Corp	17,900,617
186

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

127,189		Cerner Corp	$9,448,871
15,362	*	Certara, Inc	634,604
106,060	*	Change Healthcare, Inc	2,283,472
4,933		Chemed Corp	2,378,939
143,890		Cigna Corp	30,736,343
21,058		Cooper Cos, Inc	8,779,501
570,415		CVS Health Corp	50,926,651
260,451		Danaher Corp	81,200,808
8,979	*	DaVita, Inc	926,992
94,162		Dentsply Sirona, Inc	5,387,008
17,920		Encompass Health Corp	1,138,995
69,923	*	Envista Holdings Corp	2,733,989
8,743	*	Figs, Inc	293,852
32,007	*	Globus Medical, Inc	2,469,980
61,108	*	Henry Schein, Inc	4,665,596
28,603		Hill-Rom Holdings, Inc	4,430,605
106,750	*	Hologic, Inc	7,825,843
55,513		Humana, Inc	25,711,401
8,561	*	ICU Medical, Inc	2,004,387
30,729	*	Integra LifeSciences Holdings Corp	2,042,249
41,884	*	Laboratory Corp of America Holdings	12,021,546
5,916	*	Masimo Corp	1,677,423
57,616		McKesson Corp	11,977,214
581,621		Medtronic plc	69,713,093
21,416	*	Molina Healthcare, Inc	6,333,140
4,280	*	Oak Street Health, Inc	202,144
54,034		Premier, Inc	2,104,624
52,953		Quest Diagnostics, Inc	7,772,441
14,237	*	Quidel Corp	1,890,247
6,189		Resmed, Inc	1,627,150
27,366	*,e	Signify Health, Inc	439,772
31,979		STERIS plc	7,474,771
86,659		Stryker Corp	23,057,360
1,936	*	Tandem Diabetes Care, Inc	263,935
65,619	*	Teladoc, Inc	9,815,946
16,544		Teleflex, Inc	5,905,215
379,580		UnitedHealth Group, Inc	174,785,203
32,275		Universal Health Services, Inc (Class B)	4,005,328
91,067		Zimmer Biomet Holdings, Inc	13,033,509
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	799,201,453

HOUSEHOLD & PERSONAL PRODUCTS - 2.1%
101,103		Church & Dwight Co, Inc	8,832,358
10,170		Clorox Co	1,657,812
167,877		Colgate-Palmolive Co	12,790,548
126,398	*	Coty, Inc	1,071,855
38,548	*	Herbalife Nutrition Ltd	1,788,627
70,841		Kimberly-Clark Corp	9,173,201
1,055,226		Procter & Gamble Co	150,886,766
23,360		Reynolds Consumer Products, Inc	630,253
17,607		Spectrum Brands Holdings, Inc	1,650,656
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	188,482,076

INSURANCE - 4.0%
283,190		Aflac, Inc	15,198,807
4,986	*	Alleghany Corp	3,247,781
187

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

127,500		Allstate Corp	$15,767,925
29,150		American Financial Group, Inc	3,965,566
372,496		American International Group, Inc	22,010,789
39,958		Aon plc	12,783,363
127,183	*	Arch Capital Group Ltd	5,318,793
89,618		Arthur J. Gallagher & Co	15,026,250
24,482		Assurant, Inc	3,949,191
27,764		Assured Guaranty Ltd	1,543,123
50,335	*	Athene Holding Ltd	4,379,648
31,866		Axis Capital Holdings Ltd	1,659,263
37,082	*	Brighthouse Financial, Inc	1,862,629
95,729		Brown & Brown, Inc	6,041,457
189,852		Chubb Ltd	37,093,284
65,255		Cincinnati Financial Corp	7,924,567
10,851		CNA Financial Corp	486,776
3,323		Erie Indemnity Co (Class A)	683,907
13,178		Everest Re Group Ltd	3,446,047
114,727		Fidelity National Financial Inc	5,496,571
45,776		First American Financial Corp	3,348,057
44,420		Globe Life, Inc	3,954,268
16,362	*	GoHealth, Inc	88,355
15,500		Hanover Insurance Group, Inc	1,953,000
150,603		Hartford Financial Services Group, Inc	10,983,477
27,102		Kemper Corp	1,720,435
11,479	*,e	Lemonade, Inc	713,535
69,089		Lincoln National Corp	4,984,771
93,150		Loews Corp	5,222,920
4,927	*	Markel Corp	6,469,791
193,188		Marsh & McLennan Cos, Inc	32,223,758
11,900		Mercury General Corp	648,431
315,211		Metlife, Inc	19,795,251
124,026		Old Republic International Corp	3,203,592
16,845		Primerica, Inc	2,834,003
117,084		Principal Financial Group	7,855,166
250,955		Progressive Corp	23,810,610
167,848		Prudential Financial, Inc	18,471,672
29,686		Reinsurance Group of America, Inc (Class A)	3,505,323
11,784		RenaissanceRe Holdings Ltd	1,670,971
109,010		Travelers Cos, Inc	17,537,529
89,093		Unum Group	2,269,199
59,744		W.R. Berkley Corp	4,755,622
1,322		White Mountains Insurance Group Ltd	1,394,697
55,762		Willis Towers Watson plc	13,510,017
		TOTAL INSURANCE	360,810,187

MATERIALS - 3.7%
95,224		Air Products & Chemicals, Inc	28,549,107
50,387		Albemarle Corp	12,620,432
80,289		Alcoa Corp	3,689,279
670,895		Amcor plc	8,097,703
26,974		Aptargroup, Inc	3,257,920
10,402		Ardagh Group S.A.	256,149
24,241		Ashland Global Holdings, Inc	2,327,378
16,691		Avery Dennison Corp	3,633,964
73,888	*	Axalta Coating Systems Ltd	2,304,567
98,566		Ball Corp	9,016,818
188

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

58,068	*	Berry Global Group, Inc	$3,805,777
30,815		Celanese Corp (Series A)	4,976,931
93,142		CF Industries Holdings, Inc	5,290,466
34,318		Chemours Co	961,590
200,121	*,e	Cleveland-Cliffs, Inc	4,824,917
316,021		Corteva, Inc	13,636,306
48,105		Crown Holdings, Inc	5,002,439
5,026	*	Diversey Holdings Ltd	87,452
301,217		Dow, Inc	16,859,115
227,570		DuPont de Nemours, Inc	15,838,872
17,845		Eagle Materials, Inc	2,647,484
58,454		Eastman Chemical Co	6,080,970
12,406		Ecolab, Inc	2,756,861
104,404		Element Solutions, Inc	2,371,015
42,326		FMC Corp	3,852,089
450,587		Freeport-McMoRan, Inc (Class B)	16,996,142
89,761		Graphic Packaging Holding Co	1,788,937
87,760		Huntsman Corp	2,859,221
108,185		International Flavors & Fragrances, Inc	15,951,878
168,321		International Paper Co	8,360,504
37,886		Louisiana-Pacific Corp	2,232,622
100,163		LyondellBasell Industries NV	9,297,130
27,077		Martin Marietta Materials, Inc	10,636,929
148,538		Mosaic Co	6,174,725
2,878		NewMarket Corp	978,549
347,510		Newmont Goldcorp Corp	18,765,540
127,611		Nucor Corp	14,247,768
53,953		Olin Corp	3,074,242
40,388		Packaging Corp of America	5,548,100
59,467		PPG Industries, Inc	9,548,616
26,148		Reliance Steel & Aluminum Co	3,821,792
28,171		Royal Gold, Inc	2,789,492
24,016		RPM International, Inc	2,094,195
29,902		Sealed Air Corp	1,773,787
36,969		Silgan Holdings, Inc	1,486,154
43,377		Sonoco Products Co	2,513,697
3,185		Southern Copper Corp (NY)	191,068
70,140		Steel Dynamics, Inc	4,634,851
15,301	*	Sylvamo Corp	430,876
114,949		United States Steel Corp	3,033,504
73,658		Valvoline, Inc	2,501,426
57,145		Vulcan Materials Co	10,864,407
11,403		Westlake Chemical Corp	1,109,968
112,441		WestRock Co	5,408,412
		TOTAL MATERIALS	331,860,133

MEDIA & ENTERTAINMENT - 5.4%
335,674		Activision Blizzard, Inc	26,246,350
18,124	*	Alphabet, Inc (Class A)	53,663,714
16,864	*	Alphabet, Inc (Class C)	50,008,674
27,569	*	Altice USA, Inc	449,375
1,093		Cable One, Inc	1,870,353
2,999	*	Charter Communications, Inc	2,023,995
1,976,386		Comcast Corp (Class A)	101,645,532
72,114	*,e	Discovery, Inc (Class A)	1,690,352
136,724	*	Discovery, Inc (Class C)	3,084,493
189

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

107,769	*	DISH Network Corp (Class A)	$4,426,073
122,592		Electronic Arts, Inc	17,193,528
138,476		Fox Corp (Class A)	5,503,036
63,346		Fox Corp (Class B)	2,341,268
32,870	*	IAC	5,008,402
170,286		Interpublic Group of Cos, Inc	6,227,359
10,841	*	Liberty Broadband Corp (Class A)	1,742,908
62,828	*	Liberty Broadband Corp (Class C)	10,206,409
12,352	*	Liberty Media Group (Class A)	644,157
84,727	*	Liberty Media Group (Class C)	4,727,767
34,509	*	Liberty SiriusXM Group (Class A)	1,717,858
71,319	*	Liberty SiriusXM Group (Class C)	3,517,453
35,620	*	Live Nation, Inc	3,602,963
4,999	*	Madison Square Garden Co	947,360
69,681		New York Times Co (Class A)	3,803,886
166,229		News Corp (Class A)	3,806,644
53,175		News Corp (Class B)	1,199,628
16,488		Nexstar Media Group Inc	2,472,046
91,644		Omnicom Group, Inc	6,239,124
387,514	e	Sirius XM Holdings, Inc	2,359,960
39,533	*	Take-Two Interactive Software, Inc	7,155,473
16,372	*	TripAdvisor, Inc	539,785
303,306	*	Twitter, Inc	16,239,003
5,779		ViacomCBS, Inc (Class A)	224,976
253,213		ViacomCBS, Inc (Class B)	9,171,375
4,311	*	Vimeo, Inc	145,410
746,643	*	Walt Disney Co	126,234,932
2,601		World Wrestling Entertainment, Inc (Class A)	158,895
225,043	*	Zynga, Inc	1,660,817
		TOTAL MEDIA & ENTERTAINMENT	489,901,333

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.5%
5,099	*	Adaptive Biotechnologies Corp	170,358
12,338		Agilent Technologies, Inc	1,943,112
44,210		Amgen, Inc	9,150,144
64,367	*	Biogen, Inc	17,165,392
78,439	*	BioMarin Pharmaceutical, Inc	6,214,722
9,224	*	Bio-Rad Laboratories, Inc (Class A)	7,330,128
968,192		Bristol-Myers Squibb Co	56,542,413
53,434	*	Catalent, Inc	7,366,411
1,350	*	Charles River Laboratories International, Inc	605,718
193,255	*	Elanco Animal Health, Inc	6,354,224
76,461		Eli Lilly & Co	19,479,204
5,506	*	Exact Sciences Corp	524,281
19,168	*	Exelixis, Inc	412,304
544,107		Gilead Sciences, Inc	35,301,662
77,296	*	Horizon Therapeutics Plc	9,268,563
11,439	*	Incyte Corp	766,184
4,767	*	Ionis Pharmaceuticals, Inc	151,924
43,453	*	Iovance Biotherapeutics, Inc	1,056,342
41,922	*	IQVIA Holdings, Inc	10,959,249
25,264	*	Jazz Pharmaceuticals plc	3,361,123
1,141,845		Johnson & Johnson	185,983,714
1,097,892		Merck & Co, Inc	96,669,391
2,801	*	Mirati Therapeutics, Inc	529,445
2,288	*	Natera, Inc	262,136
190

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

74,117	*	Nektar Therapeutics	$1,123,614
109,070		Organon & Co	4,008,322
48,737		PerkinElmer, Inc	8,621,088
58,349		Perrigo Co plc	2,634,457
2,419,115		Pfizer, Inc	105,812,090
40,704	*	PPD, Inc	1,920,008
94,842	*	QIAGEN NV	5,288,390
38,788	*	Regeneron Pharmaceuticals, Inc	24,821,993
1,365	*	Repligen Corp	396,532
57,056		Royalty Pharma plc	2,255,424
23,705	*	Sage Therapeutics, Inc	956,734
6,139	*	Seagen, Inc	1,082,490
38,100	*	Syneos Health, Inc	3,556,254
154,932		Thermo Fisher Scientific, Inc	98,082,801
7,093	*	Ultragenyx Pharmaceutical, Inc	595,245
19,139	*	United Therapeutics Corp	3,650,956
67,548	*	Vertex Pharmaceuticals, Inc	12,491,652
513,329		Viatris, Inc	6,852,942
1,841	*	Waters Corp	676,659
11,121		Zoetis, Inc	2,404,360
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	764,800,155

REAL ESTATE - 4.8%
66,999		Alexandria Real Estate Equities, Inc	13,677,176
59,985		American Campus Communities, Inc	3,222,394
120,129		American Homes 4 Rent	4,877,237
114,295		Americold Realty Trust	3,368,274
67,604		Apartment Income REIT Corp	3,624,250
60,638		AvalonBay Communities, Inc	14,351,802
67,038		Boston Properties, Inc	7,618,198
129,814		Brixmor Property Group, Inc	3,042,840
41,339		Camden Property Trust	6,742,391
137,320	*	CBRE Group, Inc	14,292,266
3,990		Coresite Realty	568,415
64,859		Cousins Properties, Inc	2,569,065
86,455		CubeSmart	4,755,889
53,930		CyrusOne, Inc	4,423,339
121,893		Digital Realty Trust, Inc	19,235,934
72,900		Douglas Emmett, Inc	2,382,372
162,347		Duke Realty Corp	9,130,395
27,684		EPR Properties	1,390,014
11,274		Equinix, Inc	9,437,127
35,270		Equity Lifestyle Properties, Inc	2,980,668
159,919		Equity Residential	13,817,002
28,406		Essex Property Trust, Inc	9,656,052
51,838		Extra Space Storage, Inc	10,231,266
32,976		Federal Realty Investment Trust	3,968,662
58,485		First Industrial Realty Trust, Inc	3,405,581
96,540		Gaming and Leisure Properties, Inc	4,681,225
95,250		Healthcare Trust of America, Inc	3,180,397
232,617		Healthpeak Properties Inc	8,260,230
45,069		Highwoods Properties, Inc	2,020,894
306,396	*	Host Hotels and Resorts, Inc	5,156,645
17,193	*	Howard Hughes Corp	1,498,026
65,811		Hudson Pacific Properties	1,694,633
250,953		Invitation Homes, Inc	10,351,811
191

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

36,465		Iron Mountain, Inc	$1,664,263
53,371		JBG SMITH Properties	1,540,287
21,410	*	Jones Lang LaSalle, Inc	5,528,704
50,345		Kilroy Realty Corp	3,392,246
254,783		Kimco Realty Corp	5,758,096
4,668		Lamar Advertising Co	528,418
32,353		Life Storage, Inc	4,329,155
256,612		Medical Properties Trust, Inc	5,473,534
50,536		Mid-America Apartment Communities, Inc	10,319,956
76,602		National Retail Properties, Inc	3,474,667
101,834		Omega Healthcare Investors, Inc	2,989,846
147,117	*,e	Opendoor Technologies, Inc	3,488,144
107,054	*	Park Hotels & Resorts, Inc	1,983,711
318,377		Prologis, Inc	46,151,930
15,586		Public Storage, Inc	5,177,357
62,079		Rayonier, Inc	2,317,409
169,207		Realty Income Corp	12,086,456
73,842		Regency Centers Corp	5,199,215
57,956		Rexford Industrial Realty, Inc	3,894,643
38,932		SBA Communications Corp	13,444,387
18,379		Simon Property Group, Inc	2,693,994
30,040		SL Green Realty Corp	2,104,903
49,701		Spirit Realty Capital, Inc	2,431,870
104,045		STORE Capital Corp	3,571,865
49,747		Sun Communities, Inc	9,749,417
128,388		UDR, Inc	7,129,386
170,655		Ventas, Inc	9,107,857
98,937		VEREIT, Inc	4,976,531
254,208		VICI Properties, Inc	7,461,005
76,892		Vornado Realty Trust	3,277,906
183,634		Welltower, Inc	14,764,174
325,294		Weyerhaeuser Co	11,619,502
79,347		WP Carey, Inc	6,118,447
		TOTAL REAL ESTATE	433,361,751

RETAILING - 1.7%
28,450		Advance Auto Parts, Inc	6,416,044
19,609	*	Autonation, Inc	2,375,042
7,348	*	AutoZone, Inc	13,115,004
42,618		Bath & Body Works, Inc	2,944,478
82,803		Best Buy Co, Inc	10,121,839
1,655	*	Burlington Stores, Inc	457,260
64,803	*	CarMax, Inc	8,872,827
26,951		Dick’s Sporting Goods, Inc	3,347,584
59,415		Dollar General Corp	13,161,611
100,653	*	Dollar Tree, Inc	10,846,367
7,513	*	DoorDash, Inc	1,463,532
38,590		Foot Locker, Inc	1,839,585
81,332		Gap, Inc	1,845,423
61,332		Genuine Parts Co	8,041,238
68,378		Kohl’s Corp	3,318,384
5,340	*	Leslie’s, Inc	110,431
11,307		Lithia Motors, Inc (Class A)	3,609,421
118,130	*	LKQ Corp	6,506,600
2,857	*	Nordstrom, Inc	82,082
28,048	*	Ollie’s Bargain Outlet Holdings, Inc	1,897,728
192

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

20,525	*	O’Reilly Automotive, Inc	$12,773,118
13,655		Penske Auto Group, Inc	1,448,113
18,077	*	Petco Health & Wellness Co, Inc	447,044
166,733		Qurate Retail Group, Inc QVC Group	1,740,693
118,251		Target Corp	30,700,325
14,298	*	Victoria’s Secret & Co	721,620
37,119	*,e	Vroom, Inc	710,086
14,419	*,e	Wayfair, Inc	3,591,773
7,727		Williams-Sonoma, Inc	1,435,136
		TOTAL RETAILING	153,940,388

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
140,029		Analog Devices, Inc	24,293,631
6,654		Brooks Automation, Inc	774,858
25,269	*	Cirrus Logic, Inc	2,041,988
45,572	*	First Solar, Inc	5,449,956
1,751,460		Intel Corp	85,821,540
351,715		Marvell Technology, Inc	24,092,478
36,938		Microchip Technology, Inc	2,736,736
418,539		Micron Technology, Inc	28,921,045
3,708		MKS Instruments, Inc	556,385
79,811		NXP Semiconductors NV	16,030,838
83,575	*	ON Semiconductor Corp	4,017,450
48,071	*	Qorvo, Inc	8,086,984
37,975		Skyworks Solutions, Inc	6,346,762
151,309		Texas Instruments, Inc	28,367,411
49,588	*	Wolfspeed Inc	5,956,015
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	243,494,077

SOFTWARE & SERVICES - 4.5%
53,471		Accenture plc	19,184,860
69,973	*	Akamai Technologies, Inc	7,379,353
21,369		Alliance Data Systems Corp	1,821,707
55,766		Amdocs Ltd	4,340,825
22,152	*	Ansys, Inc	8,408,456
15,195		Automatic Data Processing, Inc	3,411,126
65,351	*	Black Knight, Inc	4,581,759
4,575		Broadridge Financial Solutions, Inc	816,226
10,906	*,e	C3.ai, Inc	492,079
40,775		CDK Global, Inc	1,774,528
55,536	*	Ceridian HCM Holding, Inc	6,955,884
34,298		Citrix Systems, Inc	3,249,050
6,161	*	Cloudflare, Inc	1,199,670
228,829		Cognizant Technology Solutions Corp (Class A)	17,869,257
18,198		Concentrix Corp	3,233,421
12,535	*,e	Datto Holding Corp	299,586
27,604		Dolby Laboratories, Inc (Class A)	2,438,813
23,954	*	Duck Creek Technologies, Inc	754,551
110,700	*	DXC Technology Co	3,605,499
4,666	*	Dynatrace, Inc	349,950
6,358	*	Euronet Worldwide, Inc	713,304
46,835	*,e	Fastly, Inc	2,370,319
269,330		Fidelity National Information Services, Inc	29,825,604
74,344	*	FireEye, Inc	1,296,559
242,244	*	Fiserv, Inc	23,858,612
27,422	*	FleetCor Technologies, Inc	6,784,477
193

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

74,802		Genpact Ltd	$3,691,479
127,419		Global Payments, Inc	18,219,643
64,824	*	GoDaddy, Inc	4,483,876
36,069	*	Guidewire Software, Inc	4,534,955
386,681		International Business Machines Corp	48,373,793
23,464		Jack Henry & Associates, Inc	3,906,287
4,374	*	Jamf Holding Corp	208,421
12,706	*	Manhattan Associates, Inc	2,306,647
8,275		McAfee Corp	176,837
16,118	*	N-Able, Inc	214,369
36,164	*	NCR Corp	1,429,925
177,077		NortonLifelock, Inc	4,506,610
72,857	*	Nuance Communications, Inc	4,010,778
49,275		Oracle Corp	4,727,443
17,887		Paychex, Inc	2,205,109
180,771	*,e	Paysafe Ltd	1,410,014
1,540		Pegasystems, Inc	182,829
1,226	*	Procore Technologies, Inc	112,118
323,550	*	salesforce.com, Inc	96,964,699
5,016	*	Snowflake, Inc	1,774,861
16,118		SolarWinds Corp	259,500
97,708		SS&C Technologies Holdings, Inc	7,764,855
6,514	*	StoneCo Ltd	220,564
24,239	*	Synopsys, Inc	8,075,950
6,834	*	Teradata Corp	386,531
52,012	*	Twilio, Inc	15,154,216
2,320	*	Tyler Technologies, Inc	1,260,270
42,869	*	VeriSign, Inc	9,545,640
20,701	*,e	VMware, Inc (Class A)	3,140,342
131,997		Western Union Co	2,404,985
6,318	*	WEX, Inc	945,805
		TOTAL SOFTWARE & SERVICES	409,614,826

TECHNOLOGY HARDWARE & EQUIPMENT - 2.6%
70,518		Amphenol Corp (Class A)	5,413,667
2,745	*	Arista Networks, Inc	1,124,599
31,845	*	Arrow Electronics, Inc	3,686,059
41,127		Avnet, Inc	1,567,350
66,983	*	Ciena Corp	3,636,507
1,831,590		Cisco Systems, Inc	102,514,092
1,082	*	Coherent, Inc	275,261
219,128		Corning, Inc	7,794,383
59,055	*	Dell Technologies, Inc	6,495,460
25,923	*	F5 Networks, Inc	5,473,641
563,018		Hewlett Packard Enterprise Co	8,248,214
340,955		HP, Inc	10,341,165
14,531	*	IPG Photonics Corp	2,310,574
12,967		Jabil Inc	777,501
144,077		Juniper Networks, Inc	4,253,153
44,734	*	Keysight Technologies, Inc	8,053,015
10,318		Littelfuse, Inc	3,039,167
32,529	*	Lumentum Holdings, Inc	2,686,245
72,091		Motorola Solutions, Inc	17,921,102
58,588		National Instruments Corp	2,488,232
32,251		NetApp, Inc	2,880,014
7,333	*	Pure Storage, Inc	196,964
194

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

18,503		SYNNEX Corp	$1,942,815
19,939	*	Teledyne Technologies, Inc	8,956,998
108,760	*	Trimble Inc	9,502,361
698		Ubiquiti, Inc	213,260
30,185	*	Viasat, Inc	1,801,743
33,370		Vontier Corp	1,128,907
133,974	*	Western Digital Corp	7,005,501
63,598		Xerox Holdings Corp	1,132,044
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	232,859,994

TELECOMMUNICATION SERVICES - 2.3%
3,095,810		AT&T, Inc	78,200,161
478,902		Lumen Technologies, Inc	5,679,778
255,552	*	T-Mobile US, Inc	29,396,146
1,796,157		Verizon Communications, Inc	95,178,359
		TOTAL TELECOMMUNICATION SERVICES	208,454,444

TRANSPORTATION - 1.9%
52,562	*	Alaska Air Group, Inc	2,775,274
3,903		Amerco, Inc	2,876,472
275,337	*	American Airlines Group, Inc	5,286,470
45,590		CH Robinson Worldwide, Inc	4,421,774
11,532	*	Copa Holdings S.A. (Class A)	852,907
984,407		CSX Corp	35,606,001
18,880		Expeditors International of Washington, Inc	2,327,149
60,162		FedEx Corp	14,169,956
5,667	*	GXO Logistics, Inc	503,230
4,049		JB Hunt Transport Services, Inc	798,422
134,996	*	JetBlue Airways Corp	1,893,994
28,958		Kansas City Southern	8,984,219
26,200	*	Kirby Corp	1,373,142
69,127		Knight-Swift Transportation Holdings, Inc	3,918,810
1,857		Landstar System, Inc	326,479
107,126		Norfolk Southern Corp	31,393,274
3,473		Old Dominion Freight Line	1,185,508
22,960		Ryder System, Inc	1,950,452
23,804		Schneider National, Inc	593,672
257,312	*	Southwest Airlines Co	12,165,711
6,739	*	TuSimple Holdings, Inc	263,630
102,351	*	Uber Technologies, Inc	4,485,021
104,338		Union Pacific Corp	25,187,193
139,026	*	United Airlines Holdings Inc	6,414,660
5,667	*	XPO Logistics, Inc	486,229
		TOTAL TRANSPORTATION	170,239,649

UTILITIES - 4.9%
288,869		AES Corp	7,259,278
108,332		Alliant Energy Corp	6,128,341
109,890		Ameren Corp	9,262,628
218,228		American Electric Power Co, Inc	18,486,094
78,764		American Water Works Co, Inc	13,719,114
56,395		Atmos Energy Corp	5,195,107
20,607		Avangrid, Inc	1,085,989
41,126		Brookfield Renewable Corp	1,703,028
253,799		Centerpoint Energy, Inc	6,608,926
125,115		CMS Energy Corp	7,550,690
195

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY			VALUE

150,188		Consolidated Edison, Inc			$11,324,175
346,511		Dominion Energy, Inc			26,310,580
83,821		DTE Energy Co			9,501,110
333,747		Duke Energy Corp			34,045,532
160,386		Edison International			10,093,091
86,643		Entergy Corp			8,925,962
99,004		Essential Utilities Inc			4,660,118
99,139		Evergy, Inc			6,320,111
149,176		Eversource Energy			12,665,042
423,227		Exelon Corp			22,511,444
236,122		FirstEnergy Corp			9,097,781
43,173		Hawaiian Electric Industries, Inc			1,751,097
20,146		Idacorp, Inc			2,101,631
86,990		MDU Resources Group, Inc			2,673,203
38,591		National Fuel Gas Co			2,216,281
849,461		NextEra Energy, Inc			72,484,507
167,771		NiSource, Inc			4,138,911
53,365		NRG Energy, Inc			2,128,730
87,268		OGE Energy Corp			2,973,221
659,133	*	PG&E Corp			7,645,943
48,823		Pinnacle West Capital Corp			3,148,595
335,588		PPL Corp			9,664,934
218,671		Public Service Enterprise Group, Inc			13,951,210
138,952		Sempra Energy			17,734,444
458,432		Southern Co			28,569,482
91,146		UGI Corp			3,956,648
207,662		Vistra Energy Corp			4,068,099
136,940		WEC Energy Group, Inc			12,332,816
233,951		Xcel Energy, Inc			15,110,895
		TOTAL UTILITIES			439,104,788

		TOTAL COMMON STOCKS			9,012,024,015
		(Cost $6,132,822,260)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.2%

TREASURY DEBT - 0.0%
$1,687,000		United States Treasury Bill	0.000%	11/02/21	1,687,000
		TOTAL TREASURY DEBT			1,687,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.2%
19,169,620	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030		19,169,620
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			19,169,620

		TOTAL SHORT-TERM INVESTMENTS			20,856,620
		(Cost $20,856,619)
		TOTAL INVESTMENTS - 100.2%			9,032,880,635
		(Cost $6,153,678,879)
		OTHER ASSETS & LIABILITIES, NET - (0.2)%			(15,419,969)
		NET ASSETS - 100.0%			$9,017,460,666

Abbreviation(s):
REIT Real Estate Investment Trust
196

TIAA-CREF FUNDS – Large-Cap Value Index Fund

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $31,194,606.
197

TIAA-CREF FUNDS – S&P 500 Index Fund

TIAA-CREF FUNDS

S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.4%

AUTOMOBILES & COMPONENTS - 2.8%
59,572	*	Aptiv plc	$10,299,403
50,757		BorgWarner, Inc	2,287,618
843,957	*	Ford Motor Co	14,414,785
317,353	*	General Motors Co	17,273,524
176,960	*	Tesla, Inc	197,133,440
		TOTAL AUTOMOBILES & COMPONENTS	241,408,770

BANKS - 4.4%
1,615,049		Bank of America Corp	77,167,041
441,413		Citigroup, Inc	30,528,123
91,994		Citizens Financial Group, Inc	4,358,676
30,126		Comerica, Inc	2,563,421
153,563		Fifth Third Bancorp	6,684,597
39,032		First Republic Bank	8,443,793
321,045		Huntington Bancshares, Inc	5,053,248
651,830		JPMorgan Chase & Co	110,739,399
196,605		Keycorp	4,574,998
28,624		M&T Bank Corp	4,211,163
95,215		People’s United Financial, Inc	1,631,985
92,591		PNC Financial Services Group, Inc	19,539,479
216,290		Regions Financial Corp	5,121,747
12,845	*	SVB Financial Group	9,215,003
290,169		Truist Financial Corp	18,417,026
294,875		US Bancorp	17,801,604
895,604		Wells Fargo & Co	45,819,101
34,312		Zions Bancorporation	2,161,313
		TOTAL BANKS	374,031,717

CAPITAL GOODS - 5.3%
125,637		3M Co	22,448,819
27,587		A.O. Smith Corp	2,015,782
19,616		Allegion plc	2,516,733
49,961		Ametek, Inc	6,614,836
120,244	*	Boeing Co	24,894,115
189,473		Carrier Global Corp	9,896,175
118,701		Caterpillar, Inc	24,216,191
31,022		Cummins, Inc	7,440,316
61,922		Deere & Co	21,196,520
30,682		Dover Corp	5,187,712
87,470		Eaton Corp	14,411,557
129,236		Emerson Electric Co	12,537,184
125,944		Fastenal Co	7,188,883
78,441		Fortive Corp	5,938,768
30,163		Fortune Brands Home & Security, Inc	3,058,528
13,851	*	Generac Holdings, Inc	6,905,555
198

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES		COMPANY	VALUE

51,026		General Dynamics Corp	$10,345,521
238,764		General Electric Co	25,039,181
150,730		Honeywell International, Inc	32,952,593
87,606		Howmet Aerospace, Inc	2,601,022
9,204		Huntington Ingalls	1,865,927
16,273		IDEX Corp	3,621,882
63,145		Illinois Tool Works, Inc	14,388,851
88,747	*	Ingersoll Rand, Inc	4,771,039
155,445		Johnson Controls International plc	11,405,000
43,864		L3Harris Technologies, Inc	10,112,407
54,090		Lockheed Martin Corp	17,975,189
54,442		Masco Corp	3,568,673
32,722		Northrop Grumman Corp	11,688,953
93,254		Otis Worldwide Corp	7,489,229
74,126		PACCAR, Inc	6,643,172
28,123		Parker-Hannifin Corp	8,341,001
36,121		Pentair plc	2,671,870
30,397		Quanta Services, Inc	3,686,548
327,274		Raytheon Technologies Corp	29,081,568
24,863		Rockwell Automation, Inc	7,941,242
23,303		Roper Technologies Inc	11,368,835
11,910		Snap-On, Inc	2,420,469
35,644		Stanley Black & Decker, Inc	6,406,296
46,882		Textron, Inc	3,462,236
51,215		Trane Technologies plc	9,266,330
11,423	*	TransDigm Group, Inc	7,125,896
15,699	*	United Rentals, Inc	5,951,648
9,628		W.W. Grainger, Inc	4,458,823
42,485		Westinghouse Air Brake Technologies Corp	3,854,664
39,992		Xylem, Inc	5,222,555
		TOTAL CAPITAL GOODS	452,196,294

COMMERCIAL & PROFESSIONAL SERVICES - 0.9%
19,060		Cintas Corp	8,254,886
45,687	*	Copart, Inc	7,094,734
26,466		Equifax, Inc	7,342,462
86,233		IHS Markit Ltd	11,272,378
27,178		Jacobs Engineering Group, Inc	3,816,335
30,347		Leidos Holdings, Inc	3,034,093
86,164		Nielsen NV	1,744,821
45,434		Republic Services, Inc	6,115,416
24,252		Robert Half International, Inc	2,742,174
47,411		Rollins, Inc	1,670,290
35,827		Verisk Analytics, Inc	7,533,343
85,009		Waste Management, Inc	13,620,992
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	74,241,924

CONSUMER DURABLES & APPAREL - 1.1%
71,159		DR Horton, Inc	6,352,364
33,049		Garmin Ltd	4,745,836
72,684		Hanesbrands, Inc	1,238,535
28,208		Hasbro, Inc	2,701,198
25,945		Leggett & Platt, Inc	1,215,523
59,088		Lennar Corp (Class A)	5,904,664
12,234	*	Mohawk Industries, Inc	2,167,987
87,677		Newell Brands Inc	2,006,927
199

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES		COMPANY	VALUE

279,209		Nike, Inc (Class B)	$46,708,874
740	*	NVR, Inc	3,622,152
60,899		Pulte Homes, Inc	2,928,024
15,340	*	PVH Corp	1,677,122
11,674		Ralph Lauren Corp	1,484,583
62,678		Tapestry, Inc	2,443,189
39,922	*	Under Armour, Inc (Class A)	876,687
48,457	*	Under Armour, Inc (Class C)	914,868
70,490		VF Corp	5,137,311
13,583		Whirlpool Corp	2,863,704
		TOTAL CONSUMER DURABLES & APPAREL	94,989,548

CONSUMER SERVICES - 1.9%
8,909	*	Booking Holdings, Inc	21,566,729
45,907	*	Caesars Entertainment, Inc	5,024,980
176,084	*	Carnival Corp	3,902,022
6,048	*	Chipotle Mexican Grill, Inc (Class A)	10,759,574
28,574		Darden Restaurants, Inc	4,118,656
7,975		Domino’s Pizza, Inc	3,899,536
31,808	*	Expedia Group, Inc	5,229,553
60,522	*	Hilton Worldwide Holdings, Inc	8,712,142
71,858	*	Las Vegas Sands Corp	2,788,809
60,050	*	Marriott International, Inc (Class A)	9,609,201
163,426		McDonald’s Corp	40,129,254
92,652		MGM Resorts International	4,369,468
89,481	*,e	Norwegian Cruise Line Holdings Ltd	2,301,451
36,078	*	Penn National Gaming, Inc	2,583,185
48,344	*	Royal Caribbean Cruises Ltd	4,081,684
255,719		Starbucks Corp	27,124,114
21,985	*	Wynn Resorts Ltd	1,974,253
65,101		Yum! Brands, Inc	8,133,719
		TOTAL CONSUMER SERVICES	166,308,330

DIVERSIFIED FINANCIALS - 5.1%
140,369		American Express Co	24,393,325
25,208		Ameriprise Financial, Inc	7,616,093
172,398		Bank of New York Mellon Corp	10,205,962
404,525	*	Berkshire Hathaway, Inc (Class B)	116,102,720
31,247		BlackRock, Inc	29,480,295
96,985		Capital One Financial Corp	14,647,645
22,974		CBOE Global Markets, Inc	3,031,190
328,409		Charles Schwab Corp	26,939,390
78,106		CME Group, Inc	17,226,278
64,614		Discover Financial Services	7,322,058
59,515		Franklin Resources, Inc	1,874,127
73,483		Goldman Sachs Group, Inc	30,374,198
122,436		Intercontinental Exchange Group, Inc	16,952,489
75,924		Invesco Ltd	1,929,229
8,146		MarketAxess Holdings, Inc	3,329,026
35,890		Moody’s Corp	14,504,943
318,410		Morgan Stanley	32,726,180
18,050		MSCI, Inc (Class A)	12,001,084
25,677		Nasdaq Inc	5,388,832
45,003		Northern Trust Corp	5,537,169
39,678		Raymond James Financial, Inc	3,911,854
52,765		S&P Global, Inc	25,019,052
200

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES		COMPANY	VALUE

79,754		State Street Corp	$7,859,757
121,153		Synchrony Financial	5,627,557
49,650		T Rowe Price Group, Inc	10,768,092
		TOTAL DIVERSIFIED FINANCIALS	434,768,545

ENERGY - 2.8%
82,275		APA Corp	2,156,428
180,557		Baker Hughes Co	4,528,370
176,284		Cabot Oil & Gas Corp	3,758,375
422,190		Chevron Corp	48,336,533
292,363		ConocoPhillips	21,778,120
133,080		Devon Energy Corp	5,333,846
37,113		Diamondback Energy, Inc	3,978,142
127,587		EOG Resources, Inc	11,796,694
919,648	d	Exxon Mobil Corp	59,289,707
193,782		Halliburton Co	4,842,612
58,822		Hess Corp	4,856,933
417,981		Kinder Morgan, Inc	7,001,182
177,583		Marathon Oil Corp	2,898,155
138,737		Marathon Petroleum Corp	9,146,930
193,805		Occidental Petroleum Corp	6,498,282
95,516		ONEOK, Inc	6,076,728
95,621		Phillips 66	7,150,538
50,394		Pioneer Natural Resources Co	9,422,670
312,206		Schlumberger Ltd	10,071,766
90,192		Valero Energy Corp	6,974,547
270,349		Williams Cos, Inc	7,594,103
		TOTAL ENERGY	243,490,661

FOOD & STAPLES RETAILING - 1.3%
96,382		Costco Wholesale Corp	47,375,608
147,912		Kroger Co	5,919,438
112,146		SYSCO Corp	8,624,027
152,844		Walgreens Boots Alliance, Inc	7,186,725
311,842		Walmart, Inc	46,595,432
		TOTAL FOOD & STAPLES RETAILING	115,701,230

FOOD, BEVERAGE & TOBACCO - 2.8%
403,855		Altria Group, Inc	17,814,044
121,943		Archer-Daniels-Midland Co	7,833,618
39,852		Brown-Forman Corp (Class B)	2,705,552
45,785		Campbell Soup Co	1,829,111
847,311		Coca-Cola Co	47,762,921
103,806		ConAgra Brands, Inc	3,342,553
36,858		Constellation Brands, Inc (Class A)	7,991,183
133,819		General Mills, Inc	8,270,014
31,747		Hershey Co	5,566,837
63,831		Hormel Foods Corp	2,701,328
23,112		J.M. Smucker Co	2,839,540
52,881		Kellogg Co	3,241,605
143,451		Kraft Heinz Co	5,148,456
32,935		Lamb Weston Holdings, Inc	1,859,181
56,730		McCormick & Co, Inc	4,551,448
42,447		Molson Coors Brewing Co (Class B)	1,871,488
303,499		Mondelez International, Inc	18,434,529
82,016	*	Monster Beverage Corp	6,971,360
201

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES		COMPANY	VALUE

301,439		PepsiCo, Inc	$48,712,543
337,925		Philip Morris International, Inc	31,947,430
65,439		Tyson Foods, Inc (Class A)	5,233,157
		TOTAL FOOD, BEVERAGE & TOBACCO	236,627,898

HEALTH CARE EQUIPMENT & SERVICES - 6.3%
386,707		Abbott Laboratories	49,842,665
10,206	*	Abiomed, Inc	3,388,800
16,014	*	Align Technology, Inc	9,998,661
31,666		AmerisourceBergen Corp	3,863,885
53,253		Anthem, Inc	23,171,978
108,828		Baxter International, Inc	8,593,059
62,287		Becton Dickinson & Co	14,923,342
311,324	*	Boston Scientific Corp	13,427,404
63,009		Cardinal Health, Inc	3,012,460
126,245	*	Centene Corp	8,993,694
66,210		Cerner Corp	4,918,741
74,676		Cigna Corp	15,951,540
10,722		Cooper Cos, Inc	4,470,216
287,978		CVS Health Corp	25,710,676
138,578		Danaher Corp	43,204,463
14,687	*	DaVita, Inc	1,516,286
48,479		Dentsply Sirona, Inc	2,773,484
21,095	*	DexCom, Inc	13,146,615
135,288	*	Edwards Lifesciences Corp	16,210,208
53,820		HCA Healthcare, Inc	13,479,757
29,787	*	Henry Schein, Inc	2,274,237
54,660	*	Hologic, Inc	4,007,125
28,273		Humana, Inc	13,094,923
18,461	*	IDEXX Laboratories, Inc	12,297,611
77,838	*	Intuitive Surgical, Inc	28,109,637
21,216	*	Laboratory Corp of America Holdings	6,089,416
33,546		McKesson Corp	6,973,543
293,674		Medtronic plc	35,199,766
26,723		Quest Diagnostics, Inc	3,922,402
32,384		Resmed, Inc	8,514,077
21,241		STERIS plc	4,964,871
73,136		Stryker Corp	19,459,296
9,977		Teleflex, Inc	3,561,190
205,704		UnitedHealth Group, Inc	94,720,521
17,191		Universal Health Services, Inc (Class B)	2,133,403
15,890		West Pharmaceutical Services, Inc	6,830,793
45,396		Zimmer Biomet Holdings, Inc	6,497,076
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	539,247,821

HOUSEHOLD & PERSONAL PRODUCTS - 1.5%
53,592		Church & Dwight Co, Inc	4,681,797
26,830		Clorox Co	4,373,558
184,569		Colgate-Palmolive Co	14,062,312
50,760		Estee Lauder Cos (Class A)	16,462,991
72,818		Kimberly-Clark Corp	9,429,203
529,700		Procter & Gamble Co	75,741,803
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	124,751,664
202

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES	COMPANY	VALUE

INSURANCE - 1.9%
133,116	Aflac, Inc	$7,144,336
64,646	Allstate Corp	7,994,771
186,661	American International Group, Inc	11,029,799
49,407	Aon plc	15,806,287
45,121	Arthur J. Gallagher & Co	7,565,438
12,951	Assurant, Inc	2,089,126
51,514	Brown & Brown, Inc	3,251,049
95,066	Chubb Ltd	18,573,995
33,735	Cincinnati Financial Corp	4,096,778
8,350	Everest Re Group Ltd	2,183,525
19,619	Globe Life, Inc	1,746,483
75,695	Hartford Financial Services Group, Inc	5,520,436
36,540	Lincoln National Corp	2,636,361
44,325	Loews Corp	2,485,303
110,363	Marsh & McLennan Cos, Inc	18,408,548
158,828	Metlife, Inc	9,974,398
54,828	Principal Financial Group	3,678,411
126,710	Progressive Corp	12,022,245
86,983	Prudential Financial, Inc	9,572,479
55,126	Travelers Cos, Inc	8,868,671
31,147	W.R. Berkley Corp	2,479,301
28,292	Willis Towers Watson plc	6,854,586
	TOTAL INSURANCE	163,982,326

MATERIALS - 2.5%
48,102	Air Products & Chemicals, Inc	14,421,461
25,607	Albemarle Corp	6,413,785
353,272	Amcor plc	4,263,993
18,422	Avery Dennison Corp	4,010,838
71,197	Ball Corp	6,513,102
23,457	Celanese Corp (Series A)	3,788,540
46,418	CF Industries Holdings, Inc	2,636,542
159,197	Corteva, Inc	6,869,351
162,909	Dow, Inc	9,118,017
113,124	DuPont de Nemours, Inc	7,873,430
30,523	Eastman Chemical Co	3,175,308
54,776	Ecolab, Inc	12,172,323
28,046	FMC Corp	2,552,466
321,046	Freeport-McMoRan, Inc (Class B)	12,109,855
54,372	International Flavors & Fragrances, Inc	8,017,151
82,941	International Paper Co	4,119,679
112,666	Linde plc	35,962,987
55,536	LyondellBasell Industries NV	5,154,852
13,676	Martin Marietta Materials, Inc	5,372,480
72,464	Mosaic Co	3,012,329
176,137	Newmont Goldcorp Corp	9,511,398
64,193	Nucor Corp	7,167,148
21,327	Packaging Corp of America	2,929,690
51,629	PPG Industries, Inc	8,290,069
33,873	Sealed Air Corp	2,009,346
52,503	Sherwin-Williams Co	16,622,975
28,878	Vulcan Materials Co	5,490,285
58,136	WestRock Co	2,796,342
	TOTAL MATERIALS	212,375,742
203

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES		COMPANY	VALUE

MEDIA & ENTERTAINMENT - 9.5%
169,020		Activision Blizzard, Inc	$13,215,674
65,660	*	Alphabet, Inc (Class A)	194,414,007
61,443	*	Alphabet, Inc (Class C)	182,203,687
27,328	*	Charter Communications, Inc	18,443,394
997,976		Comcast Corp (Class A)	51,325,906
35,399	*,e	Discovery, Inc (Class A)	829,752
65,253	*	Discovery, Inc (Class C)	1,472,108
54,590	*	DISH Network Corp (Class A)	2,242,011
62,100		Electronic Arts, Inc	8,709,525
519,868	*	Facebook, Inc	168,213,689
73,726		Fox Corp (Class A)	2,929,871
34,115		Fox Corp (Class B)	1,260,890
88,389		Interpublic Group of Cos, Inc	3,232,386
28,759	*	Live Nation, Inc	2,908,973
60,359	*	Match Group, Inc	9,100,930
96,495	*	Netflix, Inc	66,611,463
84,465		News Corp (Class A)	1,934,248
25,832		News Corp (Class B)	582,770
47,249		Omnicom Group, Inc	3,216,712
25,499	*	Take-Two Interactive Software, Inc	4,615,319
174,485	*	Twitter, Inc	9,341,927
133,821		ViacomCBS, Inc (Class B)	4,846,997
396,101	*	Walt Disney Co	66,968,796
		TOTAL MEDIA & ENTERTAINMENT	818,621,035

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.7%
385,435		AbbVie, Inc	44,197,831
65,534		Agilent Technologies, Inc	10,320,950
123,842		Amgen, Inc	25,631,579
32,136	*	Biogen, Inc	8,570,028
4,563	*	Bio-Rad Laboratories, Inc (Class A)	3,626,125
8,522		Bio-Techne Corp	4,462,545
486,213		Bristol-Myers Squibb Co	28,394,839
37,132	*	Catalent, Inc	5,119,018
10,903	*	Charles River Laboratories International, Inc	4,891,958
172,543		Eli Lilly & Co	43,957,055
272,255		Gilead Sciences, Inc	17,663,904
32,140	*	Illumina, Inc	13,340,028
42,684	*	Incyte Corp	2,858,974
42,137	*	IQVIA Holdings, Inc	11,015,455
574,557		Johnson & Johnson	93,583,844
552,032		Merck & Co, Inc	48,606,418
4,979	*	Mettler-Toledo International, Inc	7,373,302
76,827	*	Moderna, Inc	26,521,449
55,251		Organon & Co	2,030,474
25,308		PerkinElmer, Inc	4,476,732
1,222,656		Pfizer, Inc	53,478,973
22,892	*	Regeneron Pharmaceuticals, Inc	14,649,506
85,828		Thermo Fisher Scientific, Inc	54,335,132
56,361	*	Vertex Pharmaceuticals, Inc	10,422,840
278,608		Viatris, Inc	3,719,417
13,225	*	Waters Corp	4,860,849
103,049		Zoetis, Inc	22,279,194
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	570,388,419
204

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 2.6%
29,861		Alexandria Real Estate Equities, Inc	$6,095,824
98,794		American Tower Corp	27,856,944
30,279		AvalonBay Communities, Inc	7,166,434
30,111		Boston Properties, Inc	3,421,814
72,849	*	CBRE Group, Inc	7,582,124
94,025		Crown Castle International Corp	16,952,707
61,539		Digital Realty Trust, Inc	9,711,469
83,126		Duke Realty Corp	4,675,006
19,781		Equinix, Inc	16,558,082
75,300		Equity Residential	6,505,920
14,774		Essex Property Trust, Inc	5,022,126
29,159		Extra Space Storage, Inc	5,755,112
13,842		Federal Realty Investment Trust	1,665,885
117,739		Healthpeak Properties Inc	4,180,912
150,101	*	Host Hotels and Resorts, Inc	2,526,200
63,346		Iron Mountain, Inc	2,891,111
130,890		Kimco Realty Corp	2,958,114
24,632		Mid-America Apartment Communities, Inc	5,030,101
162,050		Prologis, Inc	23,490,768
33,618		Public Storage, Inc	11,167,227
120,114		Realty Income Corp	8,579,743
32,385		Regency Centers Corp	2,280,228
24,011		SBA Communications Corp	8,291,719
72,303		Simon Property Group, Inc	10,598,174
67,037		UDR, Inc	3,722,565
86,126		Ventas, Inc	4,596,545
38,812		Vornado Realty Trust	1,654,555
90,452		Welltower, Inc	7,272,341
163,349		Weyerhaeuser Co	5,834,826
		TOTAL REAL ESTATE	224,044,576

RETAILING - 6.9%
13,973		Advance Auto Parts, Inc	3,151,191
94,996	*	Amazon.com, Inc	320,367,360
4,729	*	AutoZone, Inc	8,440,508
57,578		Bath & Body Works, Inc	3,978,064
49,620		Best Buy Co, Inc	6,065,549
36,337	*	CarMax, Inc	4,975,262
51,405		Dollar General Corp	11,387,236
50,545	*	Dollar Tree, Inc	5,446,729
141,854		eBay, Inc	10,883,039
27,474	*	Etsy, Inc	6,887,457
56,364		Gap, Inc	1,278,899
32,048		Genuine Parts Co	4,201,813
231,861		Home Depot, Inc	86,192,008
57,752	*	LKQ Corp	3,180,980
153,902		Lowe’s Companies, Inc	35,985,366
15,042	*	O’Reilly Automotive, Inc	9,360,938
8,511		Pool Corp	4,384,527
78,021		Ross Stores, Inc	8,831,977
107,907		Target Corp	28,014,815
260,485		TJX Companies, Inc	17,059,163
24,853		Tractor Supply Co	5,397,326
12,048	*	Ulta Beauty, Inc	4,425,953
		TOTAL RETAILING	589,896,160
205

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES		COMPANY	VALUE

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.6%
266,129	*	Advanced Micro Devices, Inc	$31,996,690
118,112		Analog Devices, Inc	20,491,251
199,463		Applied Materials, Inc	27,256,619
89,480		Broadcom, Inc	47,573,832
29,566	*	Enphase Energy, Inc	6,848,373
884,883		Intel Corp	43,359,267
32,987		KLA Corp	12,296,234
31,032		Lam Research Corp	17,488,704
120,998		Microchip Technology, Inc	8,964,742
245,520		Micron Technology, Inc	16,965,432
9,486		Monolithic Power Systems, Inc	4,984,513
543,424		NVIDIA Corp	138,937,214
57,861		NXP Semiconductors NV	11,621,960
23,507	*	Qorvo, Inc	3,954,583
245,967		QUALCOMM, Inc	32,723,450
36,049		Skyworks Solutions, Inc	6,024,869
34,881		Teradyne, Inc	4,821,949
201,392		Texas Instruments, Inc	37,756,972
52,981		Xilinx, Inc	9,536,580
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	483,603,234

SOFTWARE & SERVICES - 14.4%
138,563		Accenture plc	49,715,019
103,918	*	Adobe, Inc	67,584,110
35,967	*	Akamai Technologies, Inc	3,793,080
18,726	*	Ansys, Inc	7,108,015
47,670	*	Autodesk, Inc	15,140,469
92,722		Automatic Data Processing, Inc	20,815,162
24,505		Broadridge Financial Solutions, Inc	4,371,937
60,258	*	Cadence Design Systems, Inc	10,431,262
29,561	*	Ceridian HCM Holding, Inc	3,702,515
26,293		Citrix Systems, Inc	2,490,736
115,052		Cognizant Technology Solutions Corp (Class A)	8,984,411
57,447	*	DXC Technology Co	1,871,049
133,991		Fidelity National Information Services, Inc	14,838,163
130,620	*	Fiserv, Inc	12,864,764
18,217	*	FleetCor Technologies, Inc	4,507,068
29,595	*	Fortinet, Inc	9,953,982
18,393	*	Gartner, Inc	6,104,821
63,876		Global Payments, Inc	9,133,629
195,313		International Business Machines Corp	24,433,656
59,839		Intuit, Inc	37,458,616
15,686		Jack Henry & Associates, Inc	2,611,405
189,926		Mastercard, Inc (Class A)	63,723,972
1,639,148		Microsoft Corp	543,574,260
125,262		NortonLifelock, Inc	3,187,918
359,227		Oracle Corp	34,464,238
69,325		Paychex, Inc	8,546,386
10,424	*	Paycom Software, Inc	5,710,788
256,190	*	PayPal Holdings, Inc	59,587,232
23,163	*	PTC, Inc	2,949,808
211,911	*	salesforce.com, Inc	63,507,608
43,345	*	ServiceNow, Inc	30,244,407
33,466	*	Synopsys, Inc	11,150,202
8,833	*	Tyler Technologies, Inc	4,798,262
21,504	*	VeriSign, Inc	4,788,296
206

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES		COMPANY	VALUE

367,997		Visa, Inc (Class A)	$77,930,725
92,650		Western Union Co	1,688,083
		TOTAL SOFTWARE & SERVICES	1,233,766,054

TECHNOLOGY HARDWARE & EQUIPMENT - 7.7%
130,924		Amphenol Corp (Class A)	10,051,036
3,424,928		Apple, Inc	513,054,214
12,112	*	Arista Networks, Inc	4,962,165
29,934		CDW Corp	5,587,181
918,729		Cisco Systems, Inc	51,421,262
169,989		Corning, Inc	6,046,509
13,299	*	F5 Networks, Inc	2,808,084
289,575		Hewlett Packard Enterprise Co	4,242,274
262,381		HP, Inc	7,958,016
7,820	*	IPG Photonics Corp	1,243,458
73,017		Juniper Networks, Inc	2,155,462
40,149	*	Keysight Technologies, Inc	7,227,623
36,437		Motorola Solutions, Inc	9,057,874
49,627		NetApp, Inc	4,431,691
44,278		Seagate Technology Holdings plc	3,943,841
71,754		TE Connectivity Ltd	10,476,084
10,529	*	Teledyne Technologies, Inc	4,729,837
53,160	*	Trimble Inc	4,644,589
67,670	*	Western Digital Corp	3,538,464
11,690	*	Zebra Technologies Corp (Class A)	6,241,876
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	663,821,540

TELECOMMUNICATION SERVICES - 1.2%
1,555,542		AT&T, Inc	39,292,991
233,734		Lumen Technologies, Inc	2,772,085
127,453	*	T-Mobile US, Inc	14,660,919
903,715		Verizon Communications, Inc	47,887,858
		TOTAL TELECOMMUNICATION SERVICES	104,613,853

TRANSPORTATION - 1.8%
28,590	*	Alaska Air Group, Inc	1,509,552
137,426	*	American Airlines Group, Inc	2,638,579
28,980		CH Robinson Worldwide, Inc	2,810,770
491,116		CSX Corp	17,763,666
135,289	*	Delta Air Lines, Inc	5,293,858
37,133		Expeditors International of Washington, Inc	4,577,014
53,266		FedEx Corp	12,545,741
18,250		JB Hunt Transport Services, Inc	3,598,717
19,935		Kansas City Southern	6,184,834
53,638		Norfolk Southern Corp	15,718,616
20,394		Old Dominion Freight Line	6,961,492
128,625	*	Southwest Airlines Co	6,081,390
142,207		Union Pacific Corp	34,328,770
70,412	*	United Airlines Holdings Inc	3,248,810
158,761		United Parcel Service, Inc (Class B)	33,890,711
		TOTAL TRANSPORTATION	157,152,520

UTILITIES - 2.4%
146,476		AES Corp	3,680,942
54,155		Alliant Energy Corp	3,063,548
55,606		Ameren Corp	4,687,030
207

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES	COMPANY			VALUE

108,142	American Electric Power Co, Inc			$9,160,709
40,721	American Water Works Co, Inc			7,092,784
28,525	Atmos Energy Corp			2,627,723
126,384	Centerpoint Energy, Inc			3,291,039
64,741	CMS Energy Corp			3,907,119
74,971	Consolidated Edison, Inc			5,652,813
177,184	Dominion Energy, Inc			13,453,581
43,227	DTE Energy Co			4,899,781
169,321	Duke Energy Corp			17,272,435
81,376	Edison International			5,120,992
43,480	Entergy Corp			4,479,310
46,736	Evergy, Inc			2,979,420
75,233	Eversource Energy			6,387,282
213,358	Exelon Corp			11,348,512
115,554	FirstEnergy Corp			4,452,296
427,568	NextEra Energy, Inc			36,484,377
79,015	NiSource, Inc			1,949,300
53,965	NRG Energy, Inc			2,152,664
28,035	Pinnacle West Capital Corp			1,807,977
169,043	PPL Corp			4,868,438
111,147	Public Service Enterprise Group, Inc			7,091,179
68,988	Sempra Energy			8,804,938
230,784	Southern Co			14,382,459
68,720	WEC Energy Group, Inc			6,188,923
118,759	Xcel Energy, Inc			7,670,644
	TOTAL UTILITIES			204,958,215

	TOTAL COMMON STOCKS			8,524,988,076
	(Cost $3,243,902,754)

PRINCIPAL	ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.3%

GOVERNMENT AGENCY DEBT - 0.3%
$10,000,000	Federal Home Loan Bank (FHLB)	0.000%	11/29/21	9,999,689
11,100,000	FHLB	0.000	12/29/21	11,099,285
	TOTAL GOVERNMENT AGENCY DEBT			21,098,974

TREASURY DEBT - 0.0%
1,416,000	United States Treasury Bill	0.000	11/02/21	1,415,999
	TOTAL TREASURY DEBT			1,415,999
208

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES		COMPANY	RATE	VALUE

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.0%
2,720,983	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030%	$2,720,983
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES		2,720,983

		TOTAL SHORT-TERM INVESTMENTS		25,235,956
		(Cost $25,236,104)
		TOTAL INVESTMENTS - 99.7%		8,550,224,032
		(Cost $3,269,138,858)
		OTHER ASSETS & LIABILITIES, NET - 0.3%		26,223,892
		NET ASSETS - 100.0%		$8,576,447,924

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $3,099,887.

Futures contracts outstanding as of October 31, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	225	12/17/21	$50,777,864	$51,716,250	$938,386
209

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

TIAA-CREF FUNDS
SMALL-CAP BLEND INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 100.0%

AUTOMOBILES & COMPONENTS - 1.5%
143,891	*	Adient plc	$5,988,743
176,622	*	American Axle & Manufacturing Holdings, Inc	1,603,728
42,873	*,e	Arcimoto, Inc	500,757
157,235	*,e	Canoo, Inc	1,261,025
27,009	*	Cooper-Standard Holding, Inc	700,613
220,369		Dana Inc	4,889,988
41,187	*	Dorman Products, Inc	4,299,099
248,589	*	Fisker, Inc	3,989,853
64,959	*	Fox Factory Holding Corp	10,455,151
50,468	*	Gentherm, Inc	3,715,959
419,306	*	Goodyear Tire & Rubber Co	8,017,131
37,598		LCI Industries, Inc	5,250,185
146,459	*,e	Lordstown Motors Corp	757,193
78,325	*	Modine Manufacturing Co	861,575
29,659	*	Motorcar Parts of America, Inc	561,148
34,607		Patrick Industries, Inc	2,696,231
31,151		Standard Motor Products, Inc	1,492,133
41,770	*	Stoneridge, Inc	792,795
103,523	*	Tenneco, Inc	1,373,750
42,256	*	Visteon Corp	4,782,534
49,140		Winnebago Industries, Inc	3,326,287
184,020	*,e	Workhorse Group, Inc	1,238,455
45,575	*,e	XL Fleet Corp	249,751
28,429	*	XPEL, Inc	2,157,761
		TOTAL AUTOMOBILES & COMPONENTS	70,961,845

BANKS - 9.7%
26,528		1st Source Corp	1,280,772
30,330		Allegiance Bancshares, Inc	1,188,026
20,399		Amalgamated Financial Corp	374,526
32,867	*	Amerant Bancorp Inc	872,619
16,123		American National Bankshares, Inc	598,163
101,296		Ameris Bancorp	5,306,897
21,009		Arrow Financial Corp	753,173
230,616		Associated Banc-Corp	5,138,124
32,618	*	Atlantic Capital Bancshares, Inc	897,321
116,405		Atlantic Union Bankshares Corp	4,175,447
86,628	*	Axos Financial, Inc	4,591,284
91,600		Banc of California, Inc	1,862,228
26,894		Bancfirst Corp	1,748,379
10,074	e	Bank First Corp	715,153
21,324		Bank of Marin Bancorp	812,658
76,255		Bank of NT Butterfield & Son Ltd	2,737,555
141,285		BankUnited	5,730,520
52,618		Banner Corp	3,039,216
210

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

19,680		Bar Harbor Bankshares	$584,496
74,869		Berkshire Hills Bancorp, Inc	2,032,693
47,846	*	Blue Foundry Bancorp	673,193
21,867		Blue Ridge Bankshares, Inc	401,259
32,970	*	Bridgewater Bancshares, Inc	596,427
120,235		Brookline Bancorp, Inc	1,929,772
31,617		Bryn Mawr Bank Corp	1,465,132
26,831		Business First Bancshares, Inc	715,851
39,962		Byline Bancorp, Inc	1,029,421
286,203	*	Cadence BanCorp	8,305,605
10,685		Cambridge Bancorp	980,990
20,979		Camden National Corp	998,600
12,139		Capital Bancorp, Inc	308,938
18,901		Capital City Bank Group, Inc	507,870
194,807		Capitol Federal Financial	2,363,009
32,058		Capstar Financial Holdings, Inc	704,314
40,558	*	Carter Bankshares, Inc	607,559
113,704		Cathay General Bancorp	4,797,172
30,502		CBTX, Inc	829,654
44,476		Central Pacific Financial Corp	1,222,645
4,239		Century Bancorp, Inc	488,121
153,165		CIT Group, Inc	7,586,262
24,307		Citizens & Northern Corp	620,072
22,490		City Holding Co	1,789,754
24,288		Civista Bancshares, Inc	584,369
23,959		CNB Financial Corp	615,028
13,535	*	Coastal Financial Corp	515,007
118,635		Columbia Banking System, Inc	4,049,013
64,821	*	Columbia Financial, Inc	1,206,967
81,142		Community Bank System, Inc	5,815,447
21,657		Community Trust Bancorp, Inc	945,978
58,412		ConnectOne Bancorp, Inc	1,970,237
73,871	*	CrossFirst Bankshares, Inc	1,051,184
46,456		Customers Bancorp, Inc	2,475,640
197,483		CVB Financial Corp	3,953,610
52,783		Dime Community Bancshares, Inc	1,883,297
48,196		Eagle Bancorp, Inc	2,727,412
260,023		Eastern Bankshares, Inc	5,400,678
13,817		Enterprise Bancorp, Inc	513,302
53,302		Enterprise Financial Services Corp	2,506,260
21,169		Equity Bancshares, Inc	708,315
169,544		Essent Group Ltd	8,138,112
42,907		Farmers National Banc Corp	764,603
51,223		FB Financial Corp	2,321,939
14,320		Federal Agricultural Mortgage Corp (FAMC)	1,805,609
6,246	e	Fidelity D&D Bancorp, Inc	315,985
52,282	*	Finance Of America Cos, Inc	250,431
24,377		Financial Institutions, Inc	778,114
52,148		First Bancorp	2,525,006
311,341		First Bancorp	4,249,805
15,618		First Bancorp, Inc	463,386
29,413		First Bancshares, Inc	1,183,873
25,831		First Bank	388,498
77,611		First Busey Corp	1,978,304
149,468		First Commonwealth Financial Corp	2,286,860
28,041		First Community Bancshares, Inc	909,089
211

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

143,926		First Financial Bancorp	$3,422,560
198,995		First Financial Bankshares, Inc	10,093,026
18,890		First Financial Corp	809,437
62,212		First Foundation, Inc	1,655,461
11,447		First Internet Bancorp	389,656
62,339		First Interstate Bancsystem, Inc	2,591,432
82,132		First Merchants Corp	3,415,049
26,040		First Mid-Illinois Bancshares, Inc	1,121,803
174,250		First Midwest Bancorp, Inc	3,354,313
35,843		First of Long Island Corp	721,520
8,287		Five Star Bancorp	227,230
81,368		Flagstar Bancorp, Inc	3,839,756
46,633		Flushing Financial Corp	1,120,125
12,136		FS Bancorp, Inc	418,207
241,607		Fulton Financial Corp	3,889,873
38,694		German American Bancorp, Inc	1,525,317
167,866		Glacier Bancorp, Inc	9,281,311
16,583		Great Southern Bancorp, Inc	935,779
84,214		Great Western Bancorp, Inc	2,867,487
13,084		Guaranty Bancshares, Inc	491,173
131,006		Hancock Whitney Corp	6,482,177
50,366		Hanmi Financial Corp	1,117,622
79,082		HarborOne Northeast Bancorp, Inc	1,136,408
9,884		HBT Financial, Inc	178,209
60,991		Heartland Financial USA, Inc	3,056,869
91,525		Heritage Commerce Corp	1,097,385
55,554		Heritage Financial Corp	1,379,961
96,844		Hilltop Holdings, Inc	3,432,151
2,237		Hingham Institution for Savings	808,094
11,365		Home Bancorp, Inc	474,489
231,266		Home Bancshares, Inc	5,494,880
11,862	e	Home Point Capital, Inc	54,269
31,155		HomeStreet, Inc	1,469,270
23,798		HomeTrust Bancshares, Inc	723,459
178,118		Hope Bancorp, Inc	2,598,742
60,962		Horizon Bancorp	1,162,545
20,861	*	Howard Bancorp, Inc	432,031
50,115		Independent Bank Corp	4,234,718
32,715		Independent Bank Corp	737,069
57,987		Independent Bank Group, Inc	4,191,880
81,566		International Bancshares Corp	3,458,398
348,313		Investors Bancorp, Inc	5,329,189
114,370		Kearny Financial Corp	1,534,845
76,570		Lakeland Bancorp, Inc	1,376,729
37,272		Lakeland Financial Corp	2,678,739
47,935		Live Oak Bancshares, Inc	4,274,843
23,542		Luther Burbank Corp	341,594
29,562		Macatawa Bank Corp	248,321
23,968		Mercantile Bank Corp	823,780
14,370		Merchants Bancorp	638,459
73,331		Meridian Bancorp, Inc	1,701,279
47,394		Meta Financial Group, Inc	2,627,523
25,254		Metrocity Bankshares, Inc	593,469
12,036	*	Metropolitan Bank Holding Corp	1,093,591
14,066		Mid Penn Bancorp, Inc	394,129
29,906		Midland States Bancorp, Inc	767,388
212

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

19,523		MidWestOne Financial Group, Inc	$612,046
108,135	*	Mr Cooper Group, Inc	4,740,638
14,402		MVB Financial Corp	614,821
46,267		National Bank Holdings Corp	2,006,600
66,021		NBT Bancorp, Inc	2,422,310
13,982	*	Nicolet Bankshares, Inc	1,005,166
127,014	*	NMI Holdings, Inc	3,083,900
71,644		Northfield Bancorp, Inc	1,257,352
9,924		Northrim BanCorp, Inc	440,824
185,769		Northwest Bancshares, Inc	2,563,612
86,218		OceanFirst Financial Corp	1,911,453
13,841	*	Ocwen Financial Corp	434,746
75,979		OFG Bancorp	1,967,856
251,090		Old National Bancorp	4,288,617
43,458		Old Second Bancorp, Inc	588,421
35,056		Origin Bancorp, Inc	1,563,498
13,166		Orrstown Financial Services, Inc	312,166
142,230		Pacific Premier Bancorp, Inc	5,972,238
22,490		Park National Corp	2,891,989
21,293		PCSB Financial Corp	406,909
27,809		Peapack Gladstone Financial Corp	932,992
51,779		PennyMac Financial Services, Inc	3,213,405
33,792		Peoples Bancorp, Inc	1,079,992
10,436		Peoples Financial Services Corp	477,760
16,955	*	Pioneer Bancorp, Inc	214,650
21,162		Preferred Bank	1,451,078
54,867		Premier Financial Corp	1,749,160
37,773		Primis Financial Corp	572,261
27,206		Provident Bancorp Inc	490,252
115,259		Provident Financial Services, Inc	2,853,813
23,572		QCR Holdings, Inc	1,299,760
287,531		Radian Group, Inc	6,863,365
22,284		RBB Bancorp	572,030
5,706		Red River Bancshares Inc	298,880
21,642		Reliant Bancorp Inc	733,231
84,318		Renasant Corp	3,154,336
15,035		Republic Bancorp, Inc (Class A)	812,191
42,461	*	Republic First Bancorp, Inc	131,629
57,123		S&T Bancorp, Inc	1,745,679
70,979		Sandy Spring Bancorp, Inc	3,368,663
83,388		Seacoast Banking Corp of Florida	3,037,825
77,413		ServisFirst Bancshares, Inc	6,217,038
18,048		Sierra Bancorp	450,478
37,785	*	Silvergate Capital Corp	5,917,887
163,241		Simmons First National Corp (Class A)	4,879,273
21,675		SmartFinancial, Inc	563,333
15,593		South Plains Financial Inc	406,354
105,958		South State Corp	8,274,260
12,114	*	Southern First Bancshares, Inc	652,581
11,360		Southern Missouri Bancorp, Inc	617,984
48,797		Southside Bancshares, Inc	2,016,292
20,877		Spirit of Texas Bancshares, Inc	507,937
35,343		Stock Yards Bancorp, Inc	2,164,759
14,067		Summit Financial Group, Inc	353,504
77,063	*	Texas Capital Bancshares, Inc	4,670,018
78,198	*	The Bancorp, Inc	2,388,949
213

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

21,557		Tompkins Financial Corp	$1,770,045
101,817		Towne Bank	3,209,272
43,162		Trico Bancshares	1,891,790
44,631	*	Tristate Capital Holdings, Inc	1,341,162
35,892	*	Triumph Bancorp, Inc	4,210,132
30,369		TrustCo Bank Corp NY	1,019,184
94,626		Trustmark Corp	3,010,053
66,344		UMB Financial Corp	6,556,114
192,855		United Bankshares, Inc	7,133,706
132,069		United Community Banks, Inc	4,601,284
45,289		Univest Financial Corp	1,299,794
607,218		Valley National Bancorp	8,051,711
13,428	*,e	Velocity Financial, Inc	172,550
72,167		Veritex Holdings, Inc	2,955,239
45,421		Walker & Dunlop, Inc	5,907,909
102,694		Washington Federal, Inc	3,631,260
27,474		Washington Trust Bancorp, Inc	1,501,729
29,370		Waterstone Financial, Inc	607,078
96,257		WesBanco, Inc	3,346,856
24,263		West Bancorporation, Inc	769,137
39,035		Westamerica Bancorporation	2,176,592
71,399		WSFS Financial Corp	3,699,182
		TOTAL BANKS	452,037,787

CAPITAL GOODS - 9.6%
63,667		Aaon, Inc	4,561,741
50,374	*	AAR Corp	1,781,728
26,730	*,e	Advent Technologies Holdings, Inc	256,341
114,193		Aerojet Rocketdyne Holdings, Inc	5,025,634
34,198	*	Aerovironment, Inc	3,047,384
14,152	*,e	AerSale Corp	316,439
104,503	*,e	AgEagle Aerial Systems, Inc	299,924
15,607		Alamo Group, Inc	2,359,778
46,890		Albany International Corp (Class A)	3,781,678
18,217		Allied Motion Technologies, Inc	640,328
27,509	*	Alta Equipment Group, Inc	396,955
98,170		Altra Industrial Motion Corp	5,119,565
47,085	*	Ameresco, Inc	3,867,091
44,615	*	American Superconductor Corp	820,024
25,604	*	American Woodmark Corp	1,760,019
302,559	*	API Group Corp	6,589,735
39,620		Apogee Enterprises, Inc	1,661,267
58,873		Applied Industrial Technologies, Inc	5,738,940
73,479		Arcosa, Inc	3,801,069
23,923		Argan, Inc	987,063
193,007	*	Array Technologies, Inc	4,120,699
33,885		Astec Industries, Inc	1,808,781
38,379	*	Astronics Corp	495,089
69,984	*	Atkore International Group, Inc	6,615,587
37,815		AZZ, Inc	2,009,111
86,915	*	Babcock & Wilcox Enterprises, Inc	593,629
73,227		Barnes Group, Inc	3,071,140
84,792	*	Beacon Roofing Supply, Inc	4,482,953
13,768	*,e	Beam Global	433,692
58,862	*,e	Blink Charging Co	1,871,812
214,816	*	Bloom Energy Corp	6,715,148
214

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

24,745	*	Blue Bird Corp	$485,249
14,047	*	BlueLinx Holdings, Inc	669,059
59,599		Boise Cascade Co	3,374,495
27,362	*,e	Byrna Technologies, Inc	461,050
28,872		Caesarstone Sdot-Yam Ltd	360,323
23,861		CAI International, Inc	1,334,546
56,216	*	Chart Industries, Inc	9,979,464
28,834	*	CIRCOR International, Inc	822,922
42,349		Columbus McKinnon Corp	2,001,837
54,008		Comfort Systems USA, Inc	4,940,112
50,187	*	Commercial Vehicle Group, Inc	503,877
32,351	*	Concrete Pumping Holdings Inc	278,219
45,488	*	Construction Partners Inc	1,619,828
85,731	*	Cornerstone Building Brands, Inc	1,226,811
22,442		CSW Industrials, Inc	3,110,910
66,568	*,e	Custom Truck One Source, Inc	602,440
243,553	*,e	Desktop Metal, Inc	1,702,435
35,865		Douglas Dynamics, Inc	1,517,089
16,798	*	Ducommun, Inc	812,855
26,361	*	DXP Enterprises, Inc	868,859
45,408	*	Dycom Industries, Inc	3,606,303
80,822		EMCOR Group, Inc	9,819,065
30,422		Encore Wire Corp	4,078,373
64,876	*	Energy Recovery, Inc	1,318,280
91,958		Enerpac Tool Group Corp	1,921,003
64,820		EnerSys	5,188,193
31,250		EnPro Industries, Inc	2,801,875
63,892	*,e	Eos Energy Enterprises, Inc	674,061
38,857		ESCO Technologies, Inc	3,285,748
9,791	*	EVI Industries, Inc	308,416
175,497	*	Evoqua Water Technologies Corp	7,341,039
91,358		Federal Signal Corp	3,911,036
216,278	*	Fluor Corp	4,204,444
71,718		Franklin Electric Co, Inc	6,195,001
29,785	*	FTC Solar, Inc	284,149
508,876	*,e	FuelCell Energy, Inc	4,065,919
53,557		GATX Corp	5,079,881
49,896	*	Gibraltar Industries, Inc	3,251,223
20,822		Global Industrial Co	844,957
65,004	*	GMS, Inc	3,219,648
35,143		Gorman-Rupp Co	1,494,280
311,562		GrafTech International Ltd	3,333,713
69,833		Granite Construction, Inc	2,592,201
100,351	*	Great Lakes Dredge & Dock Corp	1,527,342
48,511		Greenbrier Cos, Inc	1,989,921
68,977		Griffon Corp	1,827,201
50,360		H&E Equipment Services, Inc	2,270,229
49,121		Helios Technologies, Inc	4,472,467
38,253		Herc Holdings, Inc	6,963,576
110,841		Hillenbrand, Inc	5,038,832
62,078	*	Hydrofarm Holdings Group, Inc	2,046,712
183,565	*,e	Hyliion Holdings Corp	1,485,041
16,037		Hyster-Yale Materials Handling, Inc	770,417
667,922	*,e	Ideanomics Inc	1,322,486
13,056	*	IES Holdings, Inc	650,842
40,111	*	Infrastructure and Energy Alternatives, Inc	444,029
215

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

80,118	*,e	INNOVATE Corp	$316,466
30,013		Insteel Industries, Inc	1,220,629
127,672	*	JELD-WEN Holding, Inc	3,499,489
47,651		John Bean Technologies Corp	7,040,435
17,533		Kadant, Inc	3,894,430
41,149		Kaman Corp	1,472,723
7,176	*	Karat Packaging, Inc	163,182
127,039		Kennametal, Inc	5,049,800
186,904	*	Kratos Defense & Security Solutions, Inc	3,997,877
7,476	*	Lawson Products, Inc	379,033
16,567		Lindsay Corp	2,413,315
44,385		Luxfer Holdings plc	892,582
54,380	*	Manitowoc Co, Inc	1,165,363
36,630	*	Masonite International Corp	4,395,966
42,964	*	Matrix Service Co	439,522
108,964		Maxar Technologies, Inc	2,892,994
11,877	*	Mayville Engineering Co Inc	210,936
36,665		McGrath RentCorp	2,645,013
102,993	*	Meritor, Inc	2,506,850
14,705		Miller Industries, Inc	531,439
43,975		Moog, Inc (Class A)	3,321,432
130,469	*	MRC Global, Inc	1,082,893
87,379		Mueller Industries, Inc	4,599,631
238,620		Mueller Water Products, Inc (Class A)	3,915,754
25,186	*	MYR Group, Inc	2,572,750
8,416		National Presto Industries, Inc	699,790
339,841	*,e	Nikola Corp	4,010,124
67,463	*	NN, Inc	336,640
13,152	*	Northwest Pipe Co	312,492
172,617	*	NOW, Inc	1,246,295
20,056	*	NV5 Global Inc	2,088,431
4,779		Omega Flex, Inc	691,808
108,721	*	PAE, Inc	1,078,512
30,593		Park Aerospace Corp	400,462
10,368		Park-Ohio Holdings Corp	241,782
41,216	*	Parsons Corp	1,427,722
88,479	*	PGT Innovations, Inc	1,889,027
15,137		Powell Industries, Inc	391,443
3,783		Preformed Line Products Co	262,540
81,614		Primoris Services Corp	2,199,497
42,360	*	Proto Labs, Inc	2,533,552
53,441		Quanex Building Products Corp	1,107,298
54,337	*	Raven Industries, Inc	3,141,765
42,388	*	RBC Bearings, Inc	9,915,825
219,363	*	Resideo Technologies, Inc	5,409,492
44,286		REV Group, Inc	669,161
185,738	*,e	Romeo Power, Inc	806,103
63,989		Rush Enterprises, Inc (Class A)	3,332,547
10,605		Rush Enterprises, Inc (Class B)	548,385
52,749		Shyft Group, Inc	2,173,786
67,241		Simpson Manufacturing Co, Inc	7,133,598
66,499	*	SPX Corp	3,862,927
63,184		SPX FLOW, Inc	4,720,477
18,002		Standex International Corp	2,003,083
73,911	*	Stem, Inc	1,752,430
43,561	*	Sterling Construction Co, Inc	1,047,206
216

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

27,682		Tennant Co	$2,199,612
104,153		Terex Corp	4,666,054
72,948	*	Textainer Group Holdings Ltd	2,866,127
25,338	*	The ExOne Company	583,281
51,605	*	Thermon Group Holdings	891,734
79,056	*	Titan International, Inc	570,784
30,380	*	Titan Machinery, Inc	863,400
55,929	*	TPI Composites, Inc	1,880,892
9,859	*	Transcat Inc	738,242
66,748	*	Trimas Corp	2,226,046
119,824		Trinity Industries, Inc	3,361,063
103,663		Triton International Ltd	6,446,802
94,151	*	Triumph Group, Inc	1,925,388
68,017	*	Tutor Perini Corp	926,392
91,323		UFP Industries, Inc	7,472,961
17,748	*	Vectrus, Inc	859,536
22,321	*	Veritiv Corp	2,394,374
32,254	*	Vicor Corp	4,889,384
160,772	*,e	View, Inc	858,522
76,837		Wabash National Corp	1,193,279
41,659		Watts Water Technologies, Inc (Class A)	7,916,043
198,559	*	Welbilt, Inc	4,697,906
67,444	*	WESCO International, Inc	8,738,045
1,884	*	Willis Lease Finance Corp	76,321
324,096	*	WillScot Mobile Mini Holdings Corp	11,262,336
183,918		Zurn Water Solutions Corp	6,672,545
		TOTAL CAPITAL GOODS	446,562,400

COMMERCIAL & PROFESSIONAL SERVICES - 3.5%
102,339		ABM Industries, Inc	4,503,939
67,210	*	Acacia Research (Acacia Technologies)	385,113
145,933		ACCO Brands Corp	1,206,866
78,749	*	ASGN Inc	9,423,105
21,078	*	Atlas Technical Consultants, Inc	214,785
11,399		Barrett Business Services, Inc	934,718
71,444		Brady Corp (Class A)	3,721,518
59,921	*	BrightView Holdings, Inc	950,347
75,421	e	Brink’s Co	5,194,999
74,932	*	Casella Waste Systems, Inc (Class A)	6,498,103
74,275	*	CBIZ, Inc	2,726,635
48,716	*	Ceco Environmental Corp	335,166
25,754	*	Cimpress plc	2,300,347
1,670		Compx International, Inc	36,072
187,823	*	CoreCivic, Inc	1,617,156
182,362		Covanta Holding Corp	3,680,065
11,137		CRA International, Inc	1,223,065
64,339		Deluxe Corp	2,294,972
35,323		Ennis, Inc	669,018
79,974		Exponent, Inc	9,181,015
44,337	*	First Advantage Corp	829,102
17,671	*	Forrester Research, Inc	940,981
20,028	*	Franklin Covey Co	846,183
119,373	*	Harsco Corp	2,041,278
113,999		Healthcare Services Group	2,187,641
30,280		Heidrick & Struggles International, Inc	1,419,526
24,464	*	Heritage-Crystal Clean, Inc	848,167
217

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

112,911		Herman Miller, Inc	$4,394,496
7,959	e	HireQuest, Inc	143,262
64,896		HNI Corp	2,427,110
35,009	*	Huron Consulting Group, Inc	1,756,052
27,866		ICF International, Inc	2,800,254
56,242		Insperity, Inc	7,030,250
91,022		Interface, Inc	1,307,076
180,719	*	KAR Auction Services, Inc	2,651,148
214,483		KBR, Inc	9,102,659
53,724		Kelly Services, Inc (Class A)	968,644
31,112		Kforce, Inc	2,014,813
52,387		Kimball International, Inc (Class B)	569,447
83,598		Korn/Ferry International	6,454,602
41,871		Mantech International Corp (Class A)	3,610,118
48,451		Matthews International Corp (Class A)	1,665,261
29,253	*	Mistras Group, Inc	287,265
35,033	*	Montrose Environmental Group, Inc	2,401,512
9,268		NL Industries, Inc	53,476
267,677		Pitney Bowes, Inc	1,857,678
49,386		Resources Connection, Inc	859,810
110,946	*	RR Donnelley & Sons Co	710,054
36,466	*	SP Plus Corp	1,176,029
137,445		Steelcase, Inc (Class A)	1,635,596
48,496	*	Team, Inc	117,360
82,353		Tetra Tech, Inc	14,466,128
62,780	*	TriNet Group, Inc	6,356,475
54,747	*	TrueBlue, Inc	1,524,704
22,927		Unifirst Corp	4,538,629
181,360	*	Upwork, Inc	8,545,683
49,322	*	US Ecology, Inc	1,587,675
31,795	*	Viad Corp	1,410,744
14,203		VSE Corp	788,977
18,190	*	Willdan Group, Inc	608,092
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	162,030,961

CONSUMER DURABLES & APPAREL - 3.1%
51,735		Acushnet Holdings Corp	2,635,381
22,127	*	American Outdoor Brands, Inc	504,053
127,562	*,e	AMMO, Inc	770,474
15,982	*,e	Aterian, Inc	102,125
14,577		Bassett Furniture Industries, Inc	246,206
45,604	*	Beazer Homes USA, Inc	825,888
175,650	*	Callaway Golf Co	4,751,333
40,697	*	Casper Sleep, Inc	148,137
14,499	*	Cavco Industries, Inc	3,485,270
45,304		Century Communities, Inc	3,038,086
39,006		Clarus Corp	1,075,785
94,402	*	Crocs, Inc	15,241,203
13,102		Escalade, Inc	245,138
36,403		Ethan Allen Interiors, Inc	844,914
10,399		Flexsteel Industries, Inc	291,172
73,847	*	Fossil Group, Inc	872,872
441,936	*,e	Genius Brands International, Inc	614,291
67,302	*	G-III Apparel Group Ltd	1,928,875
195,536	*	GoPro, Inc	1,683,565
44,309	*	Green Brick Partners, Inc	1,154,249
218

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

10,453		Hamilton Beach Brands Holding Co	$156,795
36,707	*	Helen of Troy Ltd	8,257,240
19,246		Hooker Furniture Corp	485,192
8,013	*	Hovnanian Enterprises, Inc	675,175
36,333		Installed Building Products, Inc	4,616,108
42,895	*	iRobot Corp	3,578,301
8,411		Johnson Outdoors, Inc	893,080
127,247		KB Home	5,108,967
78,771		Kontoor Brands, Inc	4,174,863
9,397	*	Landsea Homes Corp	85,043
36,345	*	Latham Group, Inc	559,713
69,495		La-Z-Boy, Inc	2,310,014
8,158	*	Legacy Housing Corp	144,805
33,398	*	LGI Homes, Inc	4,986,321
20,138		Lifetime Brands, Inc	341,540
20,388	*	Lovesac Co	1,590,468
43,443	*	M/I Homes, Inc	2,487,546
31,601	*	Malibu Boats, Inc	2,231,347
11,799		Marine Products Corp	149,493
29,573	*	MasterCraft Boat Holdings, Inc	791,965
86,947		MDC Holdings, Inc	4,258,664
56,954	*	Meritage Homes Corp	6,191,469
22,241		Movado Group, Inc	740,625
44,297	*	Nautilus, Inc	453,158
24,525		Oxford Industries, Inc	2,273,958
39,454	*,e	PLBY Group, Inc	1,107,868
85,756	*	Purple Innovation, Inc	1,655,091
11,234		Rocky Brands, Inc	612,815
81,341	*	Skyline Champion Corp	5,150,512
72,968		Smith & Wesson Brands, Inc	1,568,812
17,436	*	Snap One Holdings Corp	254,566
183,082	*	Sonos, Inc	5,972,135
124,658		Steven Madden Ltd	5,622,076
27,123		Sturm Ruger & Co, Inc	2,139,462
18,501		Superior Uniform Group, Inc	480,841
189,894	*	Taylor Morrison Home Corp	5,797,464
31,529	*	Traeger, Inc	595,583
171,709	*	TRI Pointe Homes, Inc	4,153,641
80,074	*	Tupperware Brands Corp	1,780,846
20,773	*	Unifi, Inc	498,967
20,872	*	Universal Electronics, Inc	859,509
40,293	*	Vera Bradley, Inc	395,274
89,196	*	Vista Outdoor, Inc	3,731,961
24,370	*	VOXX International Corp (Class A)	275,625
96,957	*,e	Vuzix Corp	1,036,470
23,517	*,e	Weber, Inc	391,793
123,488		Wolverine World Wide, Inc	4,096,097
		TOTAL CONSUMER DURABLES & APPAREL	146,178,275

CONSUMER SERVICES - 3.0%
108,535	*,e	2U, Inc	3,206,124
88,188	*	Accel Entertainment, Inc	1,074,130
75,511	*	Adtalem Global Education, Inc	2,788,621
29,129	*	American Public Education, Inc	727,934
49,853	*	Bally’s Corp	2,283,766
1,269	*	Biglari Holdings, Inc (B Shares)	210,946
219

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

35,443	*	BJ’s Restaurants, Inc	$1,180,961
134,784	*	Bloomin’ Brands, Inc	2,914,030
25,367	*	Bluegreen Vacations Holding Corp	649,649
69,272	*	Brinker International, Inc	2,906,653
25,527		Carriage Services, Inc	1,313,364
52,342		Carrols Restaurant Group, Inc	192,095
41,827	*	Century Casinos, Inc	619,040
67,829	*	Cheesecake Factory	2,756,571
31,490	*	Chuy’s Holdings, Inc	918,248
89,732	*	Coursera, Inc	3,132,544
36,085		Cracker Barrel Old Country Store, Inc	4,805,439
65,925	*	Dave & Buster’s Entertainment, Inc	2,447,795
44,551		Del Taco Restaurants, Inc	371,555
91,520	*	Denny’s Corp	1,455,168
25,146	*	Dine Brands Global Inc.	2,125,088
129,349	*	Drive Shack, Inc	336,307
29,146	*	El Pollo Loco Holdings, Inc	428,446
15,721	*	Esports Technologies, Inc	441,760
13,515	*	European Wax Center, Inc	430,858
132,895	*	Everi Holdings, Inc	3,189,480
26,460	*	F45 Training Holdings, Inc	363,296
29,014	*	Fiesta Restaurant Group, Inc	305,808
51,227	*	Full House Resorts, Inc	509,709
62,817	*	GAN Ltd	897,027
26,997	*	Golden Entertainment, Inc	1,403,034
59,206	*	Golden Nugget Online Gaming, Inc	998,805
5,900		Graham Holdings Co	3,456,515
86,084	*,e	Hall of Fame Resort & Entertainment Co	197,993
130,423	*	Hilton Grand Vacations, Inc	6,557,668
191,812	*	Houghton Mifflin Harcourt Co	2,721,812
152,240	*	International Game Technology plc	4,489,558
33,284		Jack in the Box, Inc	3,293,452
36,465		Krispy Kreme, Inc	464,929
5,140	*,e	Kura Sushi USA, Inc	218,861
151,278		Laureate Education, Inc	2,620,135
48,045	*	Lindblad Expeditions Holdings, Inc	718,273
80,739	*	LiveOne, Inc	184,892
20,134	*	Monarch Casino & Resort, Inc	1,454,077
4,421		Nathan’s Famous, Inc	276,312
7,921	*	NEOGAMES S.A.	294,265
63,679	*	Noodles & Co	773,700
30,594	*	ONE Group Hospitality, Inc	404,453
82,761	*	OneSpaWorld Holdings Ltd	893,819
50,275		Papa John’s International, Inc	6,238,122
110,517	*	Perdoceo Education Corp	1,173,691
43,163	*	PlayAGS, Inc	380,698
61,888	*	PowerSchool Holdings, Inc	1,430,232
13,524		RCI Hospitality Holdings, Inc	916,927
25,019	*	Red Robin Gourmet Burgers, Inc	497,128
93,882	*	Red Rock Resorts, Inc	5,108,120
81,935	*	Rush Street Interactive, Inc	1,649,352
52,142	*	Ruth’s Hospitality Group Inc	1,008,426
147,564	*	Scientific Games Corp (Class A)	11,812,498
78,583	*	SeaWorld Entertainment, Inc	4,990,020
56,964	*	Shake Shack, Inc	3,940,200
50,372	*	StoneMor, Inc	130,463
220

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

37,236		Strategic Education, Inc	$2,539,868
61,444	*	Stride, Inc	2,181,262
22,873	*	Target Hospitality Corp	94,694
106,471		Texas Roadhouse, Inc (Class A)	9,455,690
135,269	*	Vivint Smart Home, Inc	1,226,890
45,322		Wingstop, Inc	7,816,685
78,175	*	WW International Inc	1,357,118
11,400	*	Xponential Fitness, Inc	192,660
		TOTAL CONSUMER SERVICES	140,545,709

DIVERSIFIED FINANCIALS - 4.6%
11,358		AFC Gamma, Inc	266,459
23,632		Alerus Financial Corp	742,045
14,255		A-Mark Precious Metals, Inc	1,068,982
6,232		Angel Oak Mortgage, Inc	110,556
214,984		Apollo Commercial Real Estate Finance, Inc	3,254,858
207,386		Arbor Realty Trust, Inc	4,170,532
59,049		Ares Commercial Real Estate Corp	922,345
120,781		ARMOUR Residential REIT, Inc	1,270,616
90,813		Artisan Partners Asset Management, Inc	4,498,876
29,291	*	Assetmark Financial Holdings, Inc	751,021
3,259		Associated Capital Group, Inc	118,465
7,942	*	Atlanticus Holdings Corp	615,426
31,228		B. Riley Financial, Inc	2,237,799
49,188		Banco Latinoamericano de Exportaciones S.A. (Class E)	892,270
508,620		BGC Partners, Inc (Class A)	2,731,289
226,700		Blackstone Mortgage Trust, Inc	7,458,430
77,387	*	Blucora, Inc	1,278,433
88,682		Brightsphere Investment Group, Inc	2,658,686
132,199		BrightSpire Capital, Inc	1,296,872
192,351		Broadmark Realty Capital, Inc	1,985,062
128,950	*	Cannae Holdings, Inc	4,397,195
358,661		Chimera Investment Corp	5,598,698
37,800		Cohen & Steers, Inc	3,586,842
40,927		Cowen Group, Inc	1,544,176
30,163		Curo Group Holdings Corp	518,200
4,916		Diamond Hill Investment Group, Inc	1,066,084
46,127	*	Donnelley Financial Solutions, Inc	1,767,587
47,606		Dynex Capital, Inc	833,105
71,742		Ellington Financial Inc	1,304,270
46,088	*	Encore Capital Group, Inc	2,489,674
55,689	*	Enova International, Inc	1,806,551
78,539	*	Ezcorp, Inc (Class A)	585,901
144,612		Federated Investors, Inc (Class B)	4,817,026
60,772		FirstCash, Inc	5,376,499
90,889	*	Focus Financial Partners, Inc	5,713,283
50,661	*	Franklin BSP Realty Trust, Inc	831,347
8,005		GAMCO Investors, Inc (Class A)	211,732
71,523		GCM Grosvenor, Inc	818,938
85,731		Granite Point Mortgage Trust, Inc	1,148,795
26,085		Great Ajax Corp	369,364
81,556	*	Green Dot Corp	3,454,712
19,071		Greenhill & Co, Inc	299,796
52,338		Hamilton Lane, Inc	5,469,844
116,839		Hannon Armstrong Sustainable Infrastructure Capital, Inc	7,057,076
78,042		Houlihan Lokey, Inc	8,746,947
221

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

461,581		Invesco Mortgage Capital, Inc	$1,449,364
109,734	e	iShares Russell 2000 Index Fund	25,024,839
50,611		KKR Real Estate Finance Trust, Inc	1,098,765
169,799		Ladder Capital Corp	2,037,588
151,557	*	LendingClub Corp	6,965,560
17,802	*	LendingTree, Inc	2,873,065
12,715		Marlin Business Services Corp	291,428
671,464		MFA Financial Inc	3,028,303
93,365		Moelis & Co	6,791,370
251,122		Navient Corp	4,947,103
26,495		Nelnet, Inc (Class A)	2,189,282
580,723		New York Mortgage Trust, Inc	2,549,374
35,784	*,†	NewStar Financial, Inc	8,640
159,007	*	Open Lending Corp	5,011,901
31,025	*	Oportun Financial Corp	720,711
15,084		Oppenheimer Holdings, Inc	785,122
189,541		Orchid Island Capital, Inc	940,123
153,148		PennyMac Mortgage Investment Trust	3,085,932
26,393		Piper Jaffray Cos	4,346,663
36,362		PJT Partners, Inc	2,974,048
71,110	*	PRA Group, Inc	3,049,197
100,737		PROG Holdings, Inc	4,074,812
30,321		Pzena Investment Management, Inc (Class A)	329,892
90,582		Ready Capital Corp	1,401,304
169,540		Redwood Trust, Inc	2,298,962
12,871		Regional Management Corp	657,451
33,756		Sculptor Capital Management, Inc	894,534
62,990		StepStone Group, Inc	2,959,270
24,688	*	StoneX Group, Inc	1,706,188
98,264		TPG RE Finance Trust, Inc	1,284,310
498,431		Two Harbors Investment Corp	3,199,927
1,276		Value Line, Inc	43,958
11,170		Virtus Investment Partners, Inc	3,574,400
217,402		WisdomTree Investments, Inc	1,389,199
6,303	*	World Acceptance Corp	1,168,513
		TOTAL DIVERSIFIED FINANCIALS	213,293,762

ENERGY - 4.7%
40,518	*,e	Aemetis, Inc	806,308
111,980	*	Alto Ingredients, Inc	595,734
5,104		Altus Midstream Co	315,529
434,085	*	Antero Resources Corp	8,625,269
23,674	*	Arch Resources, Inc	2,156,228
208,301		Archrock, Inc	1,705,985
32,725	*	Aspen Aerogels, Inc	1,782,204
105,593		Berry Petroleum Co LLC	1,014,749
46,937		Bonanza Creek Energy, Inc	2,635,043
67,108		Brigham Minerals, Inc	1,555,563
34,474	*	Bristow Group, Inc	1,192,800
83,092		Cactus, Inc	3,614,502
128,390	*	California Resources Corp	5,922,631
60,653	*,e	Callon Petroleum Co	3,137,580
288,219	*	Centennial Resource Development, Inc	2,075,177
14,799	*,e	Centrus Energy Corp	838,659
307,632	*	ChampionX Corp	8,069,187
149,862		Chesapeake Energy Corp	9,552,204
222

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

232,570	*,e	Clean Energy Fuels Corp	$2,144,295
328,233	*	CNX Resources Corp	4,795,484
143,390	*	Comstock Resources Inc	1,415,259
54,711	*	CONSOL Energy, Inc	1,505,100
229,985	*,e	Contango Oil & Gas Co	949,838
47,827		CVR Energy, Inc	916,844
102,808	*	Delek US Holdings, Inc	1,999,616
77,054	*	Denbury, Inc	6,523,392
216,804		DHT Holdings, Inc	1,411,394
29,093	*	DMC Global, Inc	1,215,506
46,783		Dorian LPG Ltd	567,010
54,982	*	Dril-Quip, Inc	1,295,376
37,679	*	Earthstone Energy, Inc	382,442
220,788	*,e	Energy Fuels, Inc	1,730,978
620,796		Equitrans Midstream Corp	6,400,407
24,476	*	Extraction Oil & Gas, Inc	1,630,836
61,773		Falcon Minerals Corp	363,225
41,746	*	Frank’s International NV	715,944
187,134	*,e	Frontline Ltd	1,648,651
15,591	*	FTS International, Inc	413,162
296,957	*,e	Gevo, Inc	2,146,999
159,078	*	Golar LNG Ltd	2,072,786
71,140	*	Green Plains Inc	2,699,763
226,166	*	Helix Energy Solutions Group, Inc	854,907
160,748		Helmerich & Payne, Inc	4,989,618
7,803		HighPeak Energy, Inc	110,256
72,546		International Seaways, Inc	1,273,182
614,342	*	Kosmos Energy Ltd	2,211,631
19,699	*	Laredo Petroleum, Inc	1,485,305
141,659	*	Liberty Oilfield Services, Inc	1,830,234
218,774		Magnolia Oil & Gas Corp	4,568,001
168,018		Matador Resources Co	7,031,553
223,228		Murphy Oil Corp	6,212,435
10,685	*	Nabors Industries Ltd	1,095,213
62,716	*	National Energy Services Reunited Corp	733,777
117,612	*	Newpark Resources, Inc	399,881
270,835	*	NexTier Oilfield Solutions, Inc	1,207,924
233,030		Nordic American Tankers Ltd	547,621
79,087		Northern Oil and Gas, Inc	1,831,655
30,638		Oasis Petroleum, Inc	3,694,943
151,858	*	Oceaneering International, Inc	2,065,269
94,879	*	Oil States International, Inc	574,967
397,436		Ovintiv, Inc	14,911,799
70,057	*	Par Pacific Holdings, Inc	1,083,081
285,020		Patterson-UTI Energy, Inc	2,439,771
148,251	*	PBF Energy, Inc	2,165,947
150,916		PDC Energy, Inc	7,894,416
121,428	*	Peabody Energy Corp	1,443,779
24,138	*	Penn Virginia Corp	797,520
133,687	*	ProPetro Holding Corp	1,282,058
362,756	*	Range Resources Corp	8,459,470
68,196	*	Renewable Energy Group, Inc	4,364,544
8,758	*	Rex American Resources Corp	770,266
3,725		Riley Exploration Permian, Inc	98,824
105,786	*	RPC, Inc	570,187
76,371		Scorpio Tankers, Inc	1,223,463
223

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

95,098	*	Select Energy Services, Inc	$571,539
159,504		SFL Corp Ltd	1,261,677
182,576		SM Energy Co	6,266,008
46,387		Solaris Oilfield Infrastructure, Inc	352,077
1,029,175	*	Southwestern Energy Co	5,022,374
57,733	*	Talos Energy, Inc	748,797
108,745	*	Teekay Corp	384,957
37,339	*,e	Teekay Tankers Ltd	518,265
541,747	*	Tellurian, Inc	2,123,648
192,153	*	Tetra Technologies, Inc	620,654
63,616	*	Tidewater, Inc	771,662
343,460	*,e	Uranium Energy Corp	1,277,671
283,325	*	Ur-Energy, Inc	492,986
106,568	*	US Silica Holdings, Inc	1,031,578
32,297	*	Vine Energy, Inc	551,310
147,897	*	W&T Offshore, Inc	607,857
57,961	*	Whiting Petroleum Corp	3,775,000
94,982		World Fuel Services Corp	2,899,800
		TOTAL ENERGY	220,041,016

FOOD & STAPLES RETAILING - 0.9%
49,260		Andersons, Inc	1,677,796
207,969	*	BJ’s Wholesale Club Holdings, Inc	12,153,708
48,541	*	Chefs’ Warehouse Holdings, Inc	1,692,625
40,985	*,e	HF Foods Group Inc	289,354
21,988	e	Ingles Markets, Inc (Class A)	1,521,350
18,348	*,e	MedAvail Holdings, Inc	46,604
15,412		Natural Grocers by Vitamin C	187,718
229,937	*	Performance Food Group Co	10,400,051
35,234		Pricesmart, Inc	2,535,086
89,156	*,e	Rite Aid Corp	1,211,630
56,600		SpartanNash Co	1,309,724
175,201	*	Sprouts Farmers Market, Inc	3,878,950
86,626	*	United Natural Foods, Inc	3,758,702
12,578		Village Super Market (Class A)	280,112
25,758		Weis Markets, Inc	1,450,433
		TOTAL FOOD & STAPLES RETAILING	42,393,843

FOOD, BEVERAGE & TOBACCO - 1.5%
236,406	*,e	22nd Century Group, Inc	647,752
102,772	*,e	AppHarvest, Inc	618,687
97,562		B&G Foods, Inc (Class A)	2,872,225
26,464		Calavo Growers, Inc	1,063,853
55,873		Cal-Maine Foods, Inc	2,014,780
82,836	*	Celsius Holdings, Inc	7,995,331
7,369		Coca-Cola Consolidated Inc	2,957,917
31,603	*	Duckhorn Portfolio, Inc	611,202
49,612		Fresh Del Monte Produce, Inc	1,661,506
198,139	*	Hostess Brands, Inc	3,746,809
22,429		J&J Snack Foods Corp	3,309,399
12,854		John B. Sanfilippo & Son, Inc	1,086,163
9,704	*,e	Laird Superfood, Inc	169,432
29,466		Lancaster Colony Corp	5,009,220
40,946	*	Landec Corp	397,995
24,847		Limoneira Co	400,782
22,194		MGP Ingredients, Inc	1,425,077
224

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

58,062	*,e	Mission Produce, Inc	$1,102,597
37,493		National Beverage Corp	2,114,605
208,470	*	NewAge, Inc	308,536
238,531		Primo Water Corp	3,792,643
30,815		Sanderson Farms, Inc	5,837,902
8,835	*	Seneca Foods Corp	456,151
128,971	*	Simply Good Foods Co	5,113,700
73,219	*,e	Tattooed Chef, Inc	1,315,745
24,356	e	Tootsie Roll Industries, Inc	770,867
79,541	*	TreeHouse Foods, Inc	2,874,612
22,808		Turning Point Brands, Inc	870,581
37,855		Universal Corp	1,779,185
87,779		Utz Brands, Inc	1,368,475
218,524		Vector Group Ltd	2,897,628
38,697	*	Vital Farms, Inc	635,405
58,516	*	Whole Earth Brands, Inc	709,799
10,657	*	Zevia PBC	119,252
		TOTAL FOOD, BEVERAGE & TOBACCO	68,055,813

HEALTH CARE EQUIPMENT & SERVICES - 7.7%
177,411	*	1Life Healthcare, Inc	3,842,722
48,667	*,e	Accelerate Diagnostics, Inc	287,135
76,539	*	Accolade, Inc	3,045,487
155,609	*	Accuray, Inc	776,489
23,312	*,e	Acutus Medical, Inc	182,766
108,995	*	AdaptHealth Corp	2,970,114
23,805	*	Addus HomeCare Corp	2,225,768
35,392	*	Agiliti, Inc	798,090
41,241	*	Alignment Healthcare, Inc	819,046
188,434	*	Allscripts Healthcare Solutions, Inc	2,596,621
107,779	*	Alphatec Holdings Inc	1,264,248
279,436	*	American Well Corp	2,514,924
71,496	*	AMN Healthcare Services, Inc	7,056,655
59,698	*	Angiodynamics, Inc	1,707,363
58,707	*,e	Apollo Medical Holdings, Inc	4,029,061
21,325	*	Apria, Inc	798,195
48,834	*	Apyx Medical Corp	698,326
366,350	*,e	Asensus Surgical, Inc	619,132
113,829	*,e	Aspira Women’s Health, Inc	381,327
68,174	*	AtriCure, Inc	5,117,140
2,069		Atrion Corp	1,506,232
73,558	*	Avanos Medical, Inc	2,320,019
60,420	*	Aveanna Healthcare Holdings, Inc	466,442
59,834	*	AxoGen, Inc	908,878
70,492	*	Axonics Modulation Technologies, Inc	5,170,588
19,231	*	Biodesix, Inc	145,002
38,221	*	BioLife Solutions Inc	2,031,446
20,308	*,e	Bioventus, Inc	306,651
289,788	*	Brookdale Senior Living, Inc	1,883,622
286,921	*,e	Butterfly Network, Inc	2,961,025
64,298	*	Cardiovascular Systems, Inc	2,255,574
32,493	*	Castle Biosciences, Inc	2,025,939
186,973	*	Castlight Health, Inc	336,551
243,926	*	Cerus Corp	1,609,912
29,461	*,e	ClearPoint Neuro, Inc	492,883
188,898	*	Community Health Systems, Inc	2,474,564
225

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

21,820	*	Computer Programs & Systems, Inc	$787,702
44,125		Conmed Corp	6,454,605
22,044	*	Consensus Cloud Solutions, Inc	1,396,047
11,904	*	Convey Holding Parent, Inc	88,090
13,454	*	Corvel Corp	2,465,042
157,266	*	Covetrus, Inc	3,175,201
55,024	*	Cross Country Healthcare, Inc	1,140,648
59,533	*	CryoLife, Inc	1,228,761
61,605	*,e	CryoPort, Inc	5,023,272
27,133	*	Cutera, Inc	1,166,719
9,563	*	CVRx, Inc	161,710
68,952	*	CytoSorbents Corp	406,127
21,108	*,e	DarioHealth Corp	345,116
79,745		Ensign Group, Inc	6,220,907
120,289	*	Evolent Health, Inc	3,520,859
16,964	*	Exagen, Inc	197,122
28,415	*,e	Forian, Inc	288,128
32,353	*,e	Fulgent Genetics, Inc	2,682,711
68,374	*	Glaukos Corp	3,125,376
76,693	*	Haemonetics Corp	5,269,576
58,107	*	Hanger Inc	1,085,439
77,062	*	Health Catalyst, Inc	4,056,544
124,288	*	HealthEquity, Inc	8,225,380
38,754	*	HealthStream, Inc	1,031,244
15,001	*	Heska Corp	3,353,174
31,792	*	iCAD, Inc	335,406
51,737	*	Inari Medical, Inc	4,683,233
28,064	*	InfuSystem Holdings, Inc	466,704
28,699	*	Innovage Holding Corp	189,987
29,867	*	Inogen, Inc	1,184,227
115,645	*	Inovalon Holdings, Inc	4,717,160
40,833	*	Inspire Medical Systems, Inc	11,007,760
49,914	*	Integer Holding Corp	4,493,258
49,955	*	Intersect ENT, Inc	1,347,286
42,054	*	Invacare Corp	207,747
9,882	*	iRadimed Corp	368,796
45,879	*	iRhythm Technologies, Inc	3,217,953
20,600	*	Joint Corp	1,802,088
102,825	*	Lantheus Holdings, Inc	2,405,077
27,236		LeMaitre Vascular, Inc	1,416,544
46,336	*	LHC Group, Inc	6,236,362
75,126	*	LifeStance Health Group, Inc	900,010
80,995	*	LivaNova plc	6,213,936
36,613	*	Magellan Health Services, Inc	3,472,011
115,680	*	MEDNAX, Inc	3,149,966
63,135	*	Meridian Bioscience, Inc	1,187,569
79,109	*	Merit Medical Systems, Inc	5,320,871
7,659		Mesa Laboratories, Inc	2,341,356
19,155	*,†,e	Misonix Inc	508,374
18,869	*	ModivCare, Inc	3,071,307
346,116	*,e	Multiplan Corp	1,491,760
43,104	*,e	NantHealth, Inc	67,673
19,119		National Healthcare Corp	1,337,183
21,894		National Research Corp	948,010
52,817	*	Natus Medical, Inc	1,323,066
166,423	*	Neogen Corp	7,041,357
226

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

39,105	*	Neuronetics, Inc	$203,346
10,903	*	NeuroPace, Inc	165,289
52,680	*	Nevro Corp	5,991,823
87,934	*	NextGen Healthcare, Inc	1,447,394
79,001	*	NuVasive, Inc	4,215,493
65,431	*	Omnicell, Inc	11,656,533
12,904	*,e	Ontrak, Inc	110,974
26,373	*	OptimizeRx Corp	2,550,269
228,217	*	Option Care Health, Inc	6,237,171
109,710	*	OraSure Technologies, Inc	1,170,606
168,420	*	Ortho Clinical Diagnostics Holdings plc	3,329,663
29,267	*	Orthofix Medical Inc	1,053,027
20,885	*	OrthoPediatrics Corp	1,486,385
69,694	*	Outset Medical, Inc	3,712,599
112,284		Owens & Minor, Inc	4,028,750
130,192		Patterson Cos, Inc	4,069,802
112,553	*,e	PAVmed, Inc	611,163
37,925	*	Pennant Group, Inc	969,742
41,336	*,e	PetIQ, Inc	1,035,467
74,481	*	Phreesia, Inc	5,253,890
30,699	*	Privia Health Group, Inc	788,964
95,939	*	Progyny, Inc	5,893,533
39,765	*,e	Pulmonx Corp	1,548,051
20,313	*	Pulse Biosciences, Inc	428,401
118,827	*	Quotient Ltd	300,632
180,776	*	R1 RCM, Inc	3,922,839
70,415	*	RadNet, Inc	2,189,202
27,142	*,e	Retractable Technologies, Inc	256,763
9,346	*	RxSight, Inc	111,965
68,884	*	Schrodinger, Inc	3,759,689
49,715	*	SeaSpine Holdings Corp	743,736
167,609		Select Medical Holdings Corp	5,567,971
657,489	*,e	Senseonics Holdings, Inc	2,301,212
23,007	*	Sharps Compliance Corp	189,808
51,249	*	Shockwave Medical Inc	10,951,911
50,302	*	SI-BONE, Inc	1,134,310
90,514	*	Sientra, Inc	530,412
14,210	*	Sight Sciences, Inc	383,244
51,923	*	Silk Road Medical Inc	3,048,399
24,536	e	Simulations Plus, Inc	1,239,068
64,097	*,e	SOC Telemed, Inc	141,013
21,192	*	Soliton Inc	436,343
72,143	*	Staar Surgical Co	8,546,060
72,478	*	Stereotaxis, Inc	427,620
48,275	*	Surgery Partners, Inc	1,986,034
20,944	*	SurModics, Inc	1,165,743
35,188	*	Tabula Rasa HealthCare, Inc	955,354
29,850	*	Tactile Systems Technology, Inc	1,029,527
21,415	*,e	Talis Biomedical Corp	114,570
162,980	*	Tenet Healthcare Corp	11,679,147
69,998	*	Tivity Health, Inc	1,751,350
40,378	*	Transmedics Group, Inc	1,107,569
17,123	*	Treace Medical Concepts, Inc	394,856
35,163	*	Triple-S Management Corp (Class B)	1,240,902
19,031		US Physical Therapy, Inc	2,052,684
4,768		Utah Medical Products, Inc	461,685
227

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

35,627	*	Vapotherm, Inc	$814,790
56,699	*	Varex Imaging Corp	1,522,368
55,431	*	Viemed Healthcare, Inc	317,620
213,308	*	ViewRay, Inc	1,559,281
53,461	*	Vocera Communications, Inc	3,024,823
28,956	*,e	Zynex Inc	362,819
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	359,657,128

HOUSEHOLD & PERSONAL PRODUCTS - 0.8%
132,834	*	Beauty Health Co	3,648,950
62,364	*	BellRing Brands, Inc	1,672,602
12,733	*	Central Garden & Pet Co	656,768
61,538	*	Central Garden and Pet Co (Class A)	2,843,056
82,708		Edgewell Personal Care Co	2,893,953
71,509	*	elf Beauty, Inc	2,310,456
103,778		Energizer Holdings, Inc	3,784,784
38,880	*,e	Honest Co, Inc	355,752
26,696		Inter Parfums, Inc	2,466,176
17,776		Medifast, Inc	3,488,895
18,571		Nature’s Sunshine Products, Inc	293,236
75,704		Nu Skin Enterprises, Inc (Class A)	3,039,516
7,119		Oil-Dri Corp of America	247,884
8,567	*,e	Revlon, Inc (Class A)	88,754
19,900	*	USANA Health Sciences, Inc	1,931,494
98,950	*	Veru, Inc	808,421
20,842		WD-40 Co	4,731,134
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	35,261,831

INSURANCE - 1.9%
70,492	*	AMBAC Financial Group, Inc	1,192,020
126,534		American Equity Investment Life Holding Co	4,032,639
11,925		American National Group, Inc	2,262,292
30,015		Amerisafe, Inc	1,779,589
48,254		Argo Group International Holdings Ltd	2,658,795
76,564	*,e	Bright Health Group, Inc	669,935
70,315	*	BRP Group, Inc	2,566,497
75,026	*,e	Citizens, Inc (Class A)	483,167
196,227		Conseco, Inc	4,736,920
23,966		Crawford & Co	207,066
21,294		Donegal Group, Inc (Class A)	303,439
38,804	*	eHealth, Inc	1,720,957
44,604		Employers Holdings, Inc	1,721,714
18,843	*	Enstar Group Ltd	4,348,588
787,352	*	Genworth Financial, Inc (Class A)	3,236,017
26,950		Goosehead Insurance, Inc	3,888,885
42,696	*	Greenlight Capital Re Ltd (Class A)	317,231
8,870		HCI Group, Inc	1,188,669
21,593		Heritage Insurance Holdings, Inc	141,218
65,345		Horace Mann Educators Corp	2,560,217
7,592		Independence Holding Co	372,388
1,606		Investors Title Co	311,243
56,049		James River Group Holdings Ltd	1,790,766
32,657		Kinsale Capital Group, Inc	6,111,758
108,845	*	Maiden Holdings Ltd	354,835
75,074	*	MBIA, Inc	1,166,650
57,491	*,e	MetroMile, Inc	176,497
228

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

3,649		National Western Life Group, Inc	$784,571
11,769	*	NI Holdings, Inc	233,968
37,415	*	Palomar Holdings, Inc	3,421,602
81,924		ProAssurance Corp	1,876,879
61,916		RLI Corp	6,706,122
22,803		Safety Insurance Group, Inc	1,787,983
91,680		Selective Insurance Group, Inc	7,184,962
203,578	*	Selectquote, Inc	2,705,552
126,833	*	SiriusPoint Ltd	1,192,230
26,870		State Auto Financial Corp	1,378,700
39,966		Stewart Information Services Corp	2,844,380
35,553		Tiptree Inc	554,982
27,625	*	Trean Insurance Group, Inc	259,675
58,836	*	Trupanion, Inc	6,024,806
32,924		United Fire Group Inc	672,637
31,828		United Insurance Holdings Corp	121,583
35,462		Universal Insurance Holdings, Inc	523,774
		TOTAL INSURANCE	88,574,398

MATERIALS - 3.7%
40,392	*	AdvanSix, Inc	1,963,051
193,442	*	Allegheny Technologies, Inc	3,114,416
46,599		American Vanguard Corp	726,012
264,416	*	Amyris, Inc	3,918,645
167,232	*	Arconic Corp	4,919,965
138,115		Avient Corp	7,441,636
49,798		Balchem Corp	7,623,576
85,332		Cabot Corp	4,552,462
72,593		Carpenter Technology Corp	2,241,672
83,016	*	Century Aluminum Co	1,096,641
10,628		Chase Corp	1,020,288
23,814	*	Clearwater Paper Corp	996,140
400,452	*	Coeur Mining, Inc	2,534,861
181,763		Commercial Metals Co	5,849,133
51,479		Compass Minerals International, Inc	3,377,022
186,324	*	Constellium SE	3,430,225
100,452	*,e	Danimer Scientific, Inc	1,482,672
77,330	*	Domtar Corp	4,221,445
125,093	*	Ferro Corp	2,629,455
69,112	*,†	Ferroglobe plc	0
44,437	*	Forterra, Inc	1,058,489
41,500		FutureFuel Corp	292,990
68,292	*	Gatos Silver, Inc	826,333
74,800	*	GCP Applied Technologies, Inc	1,691,228
61,752		Glatfelter Corp	1,014,585
38,778		Greif, Inc (Class A)	2,508,161
9,285		Greif, Inc (Class B)	605,939
79,049		H.B. Fuller Co	5,573,745
30,088		Hawkins, Inc	1,103,327
19,570		Haynes International, Inc	785,344
808,285		Hecla Mining Co	4,671,887
60,405	*	Ingevity Corp	4,706,154
37,287		Innospec, Inc	3,378,575
15,883	*	Intrepid Potash, Inc	773,661
24,013		Kaiser Aluminum Corp	2,332,623
32,455	*	Koppers Holdings, Inc	1,138,846
229

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

47,217	*	Kraton Corp	$2,155,456
34,864		Kronos Worldwide, Inc	454,278
247,125	*	Livent Corp	6,973,868
135,131	*	Marrone Bio Innovations, Inc	118,388
31,080		Materion Corp	2,243,354
50,979		Minerals Technologies, Inc	3,616,450
110,996	*,e	MP Materials Corp	3,757,215
56,548		Myers Industries, Inc	1,163,758
27,233		Neenah Inc	1,376,356
363,569	*	Novagold Resources Inc	2,657,689
240,333	*	O-I Glass, Inc	3,136,346
14,674		Olympic Steel, Inc	395,758
92,302	*	Orion Engineered Carbons SA	1,735,278
68,197		Pactiv Evergreen, Inc	948,620
41,960	*,e	Perpetua Resources Corp	199,730
45,204	*,e	PolyMet Mining Corp	151,433
80,405		PQ Group Holdings, Inc	939,130
54,045	*	PureCycle Technologies, Inc	723,663
20,573		Quaker Chemical Corp	5,057,666
59,262	*	Ranpak Holdings Corp	2,042,169
102,870	*	Rayonier Advanced Materials, Inc	738,607
25,392		Ryerson Holding Corp	669,333
38,193		Schnitzer Steel Industries, Inc (Class A)	2,054,783
47,903		Schweitzer-Mauduit International, Inc	1,668,941
64,126		Sensient Technologies Corp	6,130,446
32,670		Stepan Co	3,921,053
181,350	*	Summit Materials, Inc	6,465,128
134,684		SunCoke Energy, Inc	972,419
71,179	*	TimkenSteel Corp	992,947
41,483		Tredegar Corp	500,285
59,127		Trinseo plc	3,314,660
174,232		Tronox Holdings plc	4,063,090
10,160	*	UFP Technologies, Inc	628,802
3,243		United States Lime & Minerals, Inc	400,446
3,773	e	Valhi, Inc	87,383
41,854		Verso Corp	924,136
78,286		Warrior Met Coal, Inc	1,876,515
51,223		Worthington Industries, Inc	2,782,433
29,311	*	Zymergen, Inc	310,697
		TOTAL MATERIALS	173,949,913

MEDIA & ENTERTAINMENT - 2.5%
119,623	*	Advantage Solutions, Inc	1,021,580
788,593	*,e	AMC Entertainment Holdings, Inc	27,892,534
43,405	*	AMC Networks, Inc	1,727,085
27,297	*	Boston Omaha Corp	967,679
48,513	*	Cardlytics, Inc	3,816,033
143,718	*	Cargurus, Inc	4,820,302
100,452	*	Cars.com, Inc	1,307,885
11,490	*	Chicken Soup For The Soul Entertainment, Inc	224,629
165,142	*	Cinemark Holdings, Inc	3,104,670
580,591	*	Clear Channel	1,683,714
95,556	*	comScore, Inc	373,624
40,743	*,e	CuriosityStream, Inc	406,208
2,045	*	Daily Journal Corp	701,885
40,887	*	Emerald Holding, Inc	165,592
230

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

163,326	*	Entercom Communications Corp	$527,543
94,998		Entravision Communications Corp (Class A)	757,134
151,416	*,e	Eros STX Global Corp	123,783
112,426	*	Eventbrite Inc	2,275,502
29,594	*	EverQuote Inc	408,101
90,575		EW Scripps Co (Class A)	1,684,695
66,765	*	Fluent, Inc	158,901
199,800	*,e	fuboTV, Inc	5,956,038
215,685	*	Gannett Co, Inc	1,250,973
130,501		Gray Television, Inc	3,058,943
28,671	*	Hemisphere Media Group, Inc	316,815
170,549	*	iHeartMedia, Inc	3,305,240
78,969	*	Imax Corp	1,488,566
27,539	*	Integral Ad Science Holding Corp	676,633
65,869		John Wiley & Sons, Inc (Class A)	3,568,124
14,316	*	Liberty Braves Group (Class A)	437,640
57,216	*	Liberty Braves Group (Class C)	1,700,459
118,933	*	Liberty TripAdvisor Holdings, Inc	367,503
91,194	*	Lions Gate Entertainment Corp (Class A)	1,180,962
180,437	*	Lions Gate Entertainment Corp (Class B)	2,042,547
20,321	e	Loral Space & Communications, Inc	1,012,392
38,518	*	Madison Square Garden Entertainment Corp	2,714,363
200,586	*	Magnite, Inc	5,421,840
36,289	*,e	Marcus Corp	673,887
32,430	*	MediaAlpha, Inc	568,498
60,897	*	Meredith Corp	3,546,641
100,839		National CineMedia, Inc	320,668
8,849	*	Outbrain, Inc	149,902
76,013	*	QuinStreet, Inc	1,064,182
40,740		Scholastic Corp	1,474,381
70,984		Sinclair Broadcast Group, Inc (Class A)	1,854,812
97,864	*	Stagwell, Inc	849,459
38,978	*	TechTarget, Inc	3,676,015
336,169		TEGNA, Inc	6,609,083
10,129	*	Thryv Holdings, Inc	320,785
154,083	*	TrueCar, Inc	645,608
82,078	*	WideOpenWest, Inc	1,563,586
109,200	*	Yelp, Inc	4,218,396
		TOTAL MEDIA & ENTERTAINMENT	116,184,020

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 11.7%
30,731	*	4D Molecular Therapeutics, Inc	738,466
16,242	*	89bio, Inc	285,859
332,762	*	9 Meters Biopharma, Inc	422,608
18,799	*	Absci Corp	275,781
183,627	*	Acadia Pharmaceuticals, Inc	3,296,105
76,185	*,e	Aclaris Therapeutics, Inc	1,321,810
12,922	*	Acumen Pharmaceuticals, Inc	181,554
31,079	*	Adagio Therapeutics, Inc	908,750
32,748	*	Adicet Bio, Inc	281,633
147,359	*	Adverum Biotechnologies, Inc	334,505
67,104	*	Aeglea BioTherapeutics, Inc	491,201
66,281	*	Aerie Pharmaceuticals, Inc	704,567
14,128	*	Aerovate Therapeutics, Inc	225,059
182,413	*	Affimed NV	1,240,408
308,654	*	Agenus, Inc	1,185,231
231

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

89,705	*	Agios Pharmaceuticals, Inc	$4,216,135
287,425	*	Akebia Therapeutics, Inc	824,910
40,255	*	Akero Therapeutics, Inc	865,080
39,627	*,e	Akouos, Inc	369,324
11,957	*	Akoya Biosciences, Inc	158,430
27,735	*	Albireo Pharma, Inc	810,417
116,754	*,†	Alder Biopharmaceuticals Inc	102,744
75,987	*,e	Aldeyra Therapeutics, Inc	691,482
92,478	*	Alector, Inc	2,010,472
29,375	*	Aligos Therapeutics, Inc	467,944
243,978	*	Alkermes plc	7,390,094
53,144	*	Allakos, Inc	5,345,224
103,944	*	Allogene Therapeutics, Inc	1,791,995
43,763	*	Allovir, Inc	1,050,750
9,350	*	Alpha Teknova, Inc	214,956
18,186	*,e	Alpine Immune Sciences, Inc	230,053
59,451	*	Altimmune, Inc	642,071
28,703	*	ALX Oncology Holdings, Inc	1,608,516
400,639	*	Amicus Therapeutics, Inc	4,206,709
166,225	*	Amneal Pharmaceuticals, Inc	912,575
57,253	*	Amphastar Pharmaceuticals, Inc	1,069,486
297,805	*,e	Ampio Pharmaceuticals, Inc	464,576
30,187	*	AnaptysBio, Inc	993,152
97,162	*,e	Anavex Life Sciences Corp	1,820,816
31,030	*,e	Angion Biomedica Corp	129,395
15,312	*	ANI Pharmaceuticals, Inc	572,363
22,317	*	Anika Therapeutics, Inc	929,503
48,818	*	Annexon, Inc	796,222
270,773	*	Antares Pharma, Inc	1,012,691
97,409	*	Apellis Pharmaceuticals, Inc	2,994,353
37,824	*	Applied Molecular Transport, Inc	851,796
26,954	*	Applied Therapeutics, Inc	395,415
82,167	*,e	AquaBounty Technologies, Inc	327,846
122,286	*,e	Arbutus Biopharma Corp	492,813
32,541	*	Arcturus Therapeutics Holdings, Inc	1,462,718
68,964	*	Arcus Biosciences, Inc	2,306,156
43,306	*	Arcutis Biotherapeutics, Inc	917,221
132,459	*,e	Ardelyx, Inc	160,275
93,197	*	Arena Pharmaceuticals, Inc	5,348,576
155,870	*	Arrowhead Pharmaceuticals Inc	9,947,623
66,240	*	Arvinas, Inc	5,735,059
123,720	*	Atara Biotherapeutics, Inc	1,915,186
97,749	*	Atea Pharmaceuticals, Inc	1,137,798
135,386	*,e	Athenex, Inc	343,880
284,745	*,e	Athersys, Inc	333,152
50,496	*,e	Athira Pharma, Inc	659,983
183,172	*	Atossa Therapeutics, Inc	470,752
45,284	*,e	Atreca, Inc	234,571
82,899	*	Avalo Therapeutics, Inc	193,984
95,425	*	Avid Bioservices, Inc	2,927,639
55,922	*	Avidity Biosciences, Inc	1,258,245
37,380	*,e	Avita Medical, Inc	615,649
57,744	*	Avrobio, Inc	324,521
43,503	*,e	Axsome Therapeutics, Inc	1,674,865
76,719	*	Beam Therapeutics, Inc	6,810,346
75,075	*	Berkeley Lights, Inc	1,745,494
232

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

35,068	*	Beyondspring Inc	$484,640
22,508	*	BioAtla, Inc	657,909
269,582	*	BioCryst Pharmaceuticals, Inc	4,024,859
145,820	*	BioDelivery Sciences International, Inc	594,946
84,868	*	Biohaven Pharmaceutical Holding Co Ltd	12,078,414
13,510	*,e	Biomea Fusion, Inc	145,097
443,153	*,e	Bionano Genomics, Inc	2,251,217
28,575	*	Bioxcel Therapeutics Inc	832,675
35,663	*,e	Black Diamond Therapeutics, Inc	273,179
105,755	*	Bluebird Bio, Inc	2,475,725
88,864	*	Blueprint Medicines Corp	9,996,311
33,260	*,e	Bolt Biotherapeutics, Inc	435,373
165,772	*	Bridgebio Pharma, Inc	8,185,821
44,382	*,e	Brooklyn ImmunoTherapeutics, Inc	378,135
57,715	*	C4 Therapeutics, Inc	2,563,700
66,066	*	Cara Therapeutics, Inc	1,111,891
56,614	*,e	Cardiff Oncology, Inc	332,324
76,920	*	CareDx, Inc	3,922,920
27,856	*	Caribou Biosciences, Inc	615,896
59,859	*,e	Cassava Sciences, Inc	2,581,719
158,496	*	Catalyst Pharmaceuticals, Inc	935,126
12,481	*,e	Celcuity, Inc	225,906
72,240	*	Celldex Therapeutics, Inc	3,073,090
57,115	*,e	CEL-SCI Corp	639,688
16,231	*	Century Therapeutics, Inc	364,711
63,139	*,e	Cerevel Therapeutics Holdings, Inc	2,566,600
80,291	*	ChemoCentryx, Inc	2,794,930
114,296	*	Chimerix, Inc	598,911
49,242	*	Chinook Therapeutics, Inc	528,859
73,379	*	ChromaDex Corp	454,216
177,795	*,e	Citius Pharmaceuticals, Inc	332,477
24,108	*,e	Clene, Inc	130,906
187,451	*,e	Clovis Oncology, Inc	811,663
9,694	*	Codex DNA, Inc	89,573
94,044	*	Codexis, Inc	3,269,910
24,584	*	Codiak Biosciences, Inc	354,255
58,174	*,e	Cogent Biosciences, Inc	493,316
100,420	*	Coherus Biosciences, Inc	1,680,027
55,005	*	Collegium Pharmaceutical, Inc	1,079,748
147,076	*	Corcept Therapeutics, Inc	2,647,368
52,712	*,e	CorMedix Inc	256,180
29,914	*,e	Cortexyme Inc	394,865
57,109	*	Crinetics Pharmaceuticals, Inc	1,423,727
44,155	*	Cue Biopharma, Inc	539,133
38,291	*,e	Cullinan Oncology, Inc	850,826
135,600	*	Curis, Inc	881,400
116,466	*	Cymabay Therapeutics, Inc	454,217
10,846	*,e	Cyteir Therapeutics, Inc	194,252
22,641	*	Cytek Biosciences, Inc	516,441
122,745	*	Cytokinetics, Inc	4,285,028
99,515	*	CytomX Therapeutics, Inc	590,124
14,792	*,e	Day One Biopharmaceuticals, Inc	361,516
61,618	*	Deciphera Pharmaceuticals, Inc	2,057,425
138,125	*	Denali Therapeutics, Inc	6,678,344
37,117	*,e	DermTech, Inc	1,015,150
21,101	*,e	Design Therapeutics, Inc	330,864
233

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

108,031	*	Dicerna Pharmaceuticals, Inc	$2,248,125
354,190	*	Durect Corp	453,363
167,799	*	Dynavax Technologies Corp	3,350,946
47,019	*	Dyne Therapeutics, Inc	682,246
17,397	*	Eagle Pharmaceuticals, Inc	911,081
19,318	*	Edgewise Therapeutics, Inc	318,747
103,848	*	Editas Medicine, Inc	3,813,299
51,589	*	Eiger BioPharmaceuticals, Inc	347,710
9,707	*,e	Eliem Therapeutics, Inc	169,096
74,441	*	Emergent Biosolutions, Inc	3,548,602
30,764	*	Enanta Pharmaceuticals, Inc	2,641,089
292,771	*	Endo International plc	1,244,277
146,537	*	Epizyme, Inc	615,455
28,880	*	Erasca, Inc	571,246
43,316	*,e	Esperion Thereapeutics, Inc	387,245
47,552	*,e	Evelo Biosciences, Inc	420,835
50,502	*	Evolus, Inc	394,926
33,078	*	EyePoint Pharmaceuticals, Inc	379,405
123,196	*	Fate Therapeutics, Inc	6,627,945
125,458	*	FibroGen, Inc	1,395,093
11,850	*,e	Finch Therapeutics Group, Inc	158,790
70,379	*	Flexion Therapeutics, Inc	651,006
120,058	*	Fluidigm Corp	618,299
30,625	*,e	Foghorn Therapeutics, Inc	388,631
48,857	*	Forma Therapeutics Holdings, Inc	906,786
17,664	*,e	Forte Biosciences, Inc	47,869
83,395	*,e	Fortress Biotech, Inc	271,868
50,086	*,e	Frequency Therapeutics, Inc	314,540
39,922	*	Fulcrum Therapeutics, Inc	883,873
61,382	*,e	G1 Therapeutics, Inc	889,425
34,300	*	Gemini Therapeutics, Inc	130,340
67,765	*	Generation Bio Co	1,420,354
462,247	*,e	Geron Corp	711,860
93,707	*	Global Blood Therapeutics, Inc	3,422,180
91,072	*	Gossamer Bio, Inc	1,131,114
22,971	*	Graphite Bio, Inc	292,651
6,319	*,e	Greenwich Lifesciences, Inc	223,440
63,220	*	Gritstone Oncology, Inc	694,788
28,093	*	GT Biopharma, Inc	181,481
213,871	*	Halozyme Therapeutics, Inc	8,142,069
34,998	*,e	Harmony Biosciences Holdings, Inc	1,451,367
29,286	*	Harpoon Therapeutics, Inc	183,330
60,379	*	Harvard Bioscience, Inc	454,654
145,136	*	Heron Therapeutics, Inc	1,597,947
65,675	*	Homology Medicines, Inc	376,318
27,905	*	Hookipa Pharma, Inc	135,897
70,221	*,e	Humanigen, Inc	504,187
319,637	*,e	iBio, Inc	249,317
19,470	*	Icosavax, Inc	509,335
48,776	*	Ideaya Biosciences, Inc	1,045,757
11,944	*	IGM Biosciences, Inc	560,412
14,195	*	Ikena Oncology, Inc	152,596
13,567	*	Imago Biosciences, Inc	361,154
11,625	*	Immuneering Corp	315,037
24,284	*	Immunic, Inc	226,327
104,716	*,e	ImmunityBio, Inc	819,926
234

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

310,573	*	Immunogen, Inc	$1,872,755
57,972	*	Immunovant, Inc	466,095
8,430	*,e	Impel Neuropharma, Inc	90,117
137,047	*,e	Infinity Pharmaceuticals, Inc	348,099
45,018	*	Inhibrx, Inc	1,809,273
66,842	*	Innoviva, Inc	1,166,393
20,277	*	Inotiv, Inc	981,204
327,811	*,e	Inovio Pharmaceuticals, Inc	2,340,571
22,528	*	Inozyme Pharma, Inc	210,412
177,138	*	Insmed, Inc	5,340,711
27,289	*	Instil Bio, Inc	555,877
105,506	*	Intellia Therapeutics, Inc	14,030,188
41,601	*,e	Intercept Pharmaceuticals, Inc	701,393
107,509	*	Intra-Cellular Therapies, Inc	4,630,413
304,310	*,e	Invitae Corp	8,064,215
221,957	*	Ironwood Pharmaceuticals, Inc	2,834,391
31,879	*	iTeos Therapeutics, Inc	852,763
157,088	*	IVERIC bio, Inc	2,780,458
18,994	*,e	Janux Therapeutics, Inc	462,504
51,612	*	Jounce Therapeutics, Inc	453,153
265,061	*	Kadmon Holdings, Inc	2,504,826
75,701	*,e	Kala Pharmaceuticals, Inc	131,720
31,214	*,e	Kaleido Biosciences Inc	134,220
30,802	*	KalVista Pharmaceuticals Inc	553,820
33,771	*	Karuna Therapeutics, Inc	4,740,773
112,820	*,e	Karyopharm Therapeutics, Inc	615,997
44,747	*,e	KemPharm, Inc	425,096
24,433	*	Keros Therapeutics, Inc	1,019,345
48,241	*	Kezar Life Sciences, Inc	385,928
43,001	*	Kiniksa Pharmaceuticals Ltd	446,780
36,667	*,e	Kinnate Biopharma, Inc	871,575
51,000	*	Kodiak Sciences, Inc	5,971,590
60,779	*,e	Kronos Bio, Inc	1,000,422
28,079	*	Krystal Biotech Inc	1,406,477
97,556	*	Kura Oncology, Inc	1,601,870
51,741	*	Kymera Therapeutics, Inc	3,046,510
4,325	*	Landos Biopharma, Inc	58,215
106,290	*	Lexicon Pharmaceuticals, Inc	562,274
22,644	*	Ligand Pharmaceuticals, Inc (Class B)	3,304,665
189,854	*,e	Lineage Cell Therapeutics, Inc	432,867
40,327	*	Lyell Immunopharma, Inc	562,158
92,361	*	MacroGenics, Inc	1,803,810
17,776	*	Madrigal Pharmaceuticals, Inc	1,382,084
42,473	*	Magenta Therapeutics, Inc	271,827
366,865	*,e	MannKind Corp	1,727,934
57,829	*,e	Marinus Pharmaceuticals, Inc	665,034
21,130	*,e	MaxCyte, Inc	237,501
44,042	*	Medpace Holdings, Inc	9,977,715
173,968	*	MEI Pharma, Inc	490,590
46,638	*	MeiraGTx Holdings plc	1,002,717
107,823	*	Mersana Therapeutics, Inc	922,965
173,926	*	MiMedx Group, Inc	1,191,393
559,890	*,e	Mind Medicine MindMed, Inc	1,410,923
5,644	*	Mirum Pharmaceuticals, Inc	89,627
57,889	*	Molecular Templates, Inc	302,181
16,365	*	Monte Rosa Therapeutics, Inc	383,759
235

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

31,680	*	Morphic Holding, Inc	$1,821,600
108,968	*	Mustang Bio, Inc	244,088
118,298	*	Myriad Genetics, Inc	3,640,029
69,121	*	NanoString Technologies, Inc	3,338,544
172,406	*	NeoGenomics, Inc	7,930,676
55,602	*	Neoleukin Therapeutics, Inc	407,563
25,340	*	NexImmune, Inc	288,369
49,333	*	NGM Biopharmaceuticals Inc	911,181
22,090	*	Nkarta, Inc	346,371
46,520	*	Nurix Therapeutics, Inc	1,556,094
15,375	*	Nuvalent, Inc	375,611
97,076	*	Nuvation Bio, Inc	890,187
281,051	*,e	Ocugen, Inc	3,327,644
118,445	*	Ocular Therapeutix, Inc	786,475
37,376	*	Olema Pharmaceuticals, Inc	1,009,152
9,915	*	Omega Therapeutics, Inc	291,303
95,054	*,e	Omeros Corp	595,989
94,140	*	Oncocyte Corp	308,779
31,978	*,e	Oncorus, Inc	340,885
69,291	*	Oncternal Therapeutics, Inc	254,298
629,235	*,e	Opko Health, Inc	2,384,801
45,104	*	Oramed Pharmaceuticals, Inc	1,055,885
59,717	*	Organogenesis Holdings Inc	655,693
46,202	*	ORIC Pharmaceuticals, Inc	676,397
137,127	*,e	Outlook Therapeutics, Inc	283,853
17,396	*,e	Oyster Point Pharma, Inc	204,925
295,119	*	Pacific Biosciences of California, Inc	7,814,751
66,447	*	Pacira BioSciences Inc	3,473,849
70,795	*,e	Paratek Pharmaceuticals, Inc	355,391
58,067	*	Passage Bio, Inc	506,344
55,744	*	Personalis, Inc	1,093,697
29,016	*,e	Phathom Pharmaceuticals, Inc	682,746
32,782		Phibro Animal Health Corp	719,237
38,810	*,e	Pliant Therapeutics, Inc	618,243
41,069	*	PMV Pharmaceuticals, Inc	970,050
5,644	*,e	Portage Biotech, Inc	115,138
45,032	*	Poseida Therapeutics, Inc	288,655
48,161	*	Praxis Precision Medicines, Inc	1,001,749
148,497	*,e	Precigen, Inc	717,241
74,406	*	Precision BioSciences Inc	706,113
15,982	*,e	Prelude Therapeutics, Inc	280,964
76,063	*	Prestige Consumer Healthcare, Inc.	4,563,019
137,717	*,†	Progenics Pharmaceuticals, Inc	0
17,697	*	Prometheus Biosciences, Inc	563,826
66,906	*	Protagonist Therapeutics, Inc	2,084,791
53,387	*	Prothena Corp plc	2,954,970
85,790	*,e	Provention Bio, Inc	537,045
106,425	*	PTC Therapeutics, Inc	4,036,700
52,255	*	Puma Biotechnology, Inc	266,501
47,064	*	Quanterix Corp	2,381,909
73,857	*	Radius Health, Inc	1,595,311
11,617	*	Rain Therapeutics, Inc	180,993
9,270	*	Rallybio Corp	165,470
10,806	*	Rapid Micro Biosystems, Inc	220,334
31,855	*	RAPT Therapeutics, Inc	1,005,981
41,692	*	Reata Pharmaceuticals, Inc	4,002,849
236

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

41,088	*	Recursion Pharmaceuticals, Inc	$786,835
58,181	*	REGENXBIO, Inc	2,061,935
91,661	*	Relay Therapeutics, Inc	3,047,728
25,154	*	Relmada Therapeutics, Inc	590,364
9,875	*,e	Reneo Pharmaceuticals, Inc	64,780
44,085	*	Replimune Group, Inc	1,300,948
106,913	*	Revance Therapeutics, Inc	1,470,054
90,533	*	REVOLUTION Medicines, Inc	2,664,386
68,972	*	Rhythm Pharmaceuticals, Inc	793,868
267,513	*	Rigel Pharmaceuticals, Inc	898,844
62,195	*	Rocket Pharmaceuticals, Inc	1,847,813
70,592	*,e	Rubius Therapeutics, Inc	1,003,112
129,609	*,e	Sana Biotechnology, Inc	2,688,091
184,047	*	Sangamo Therapeutics Inc	1,494,462
41,858	*,e	Scholar Rock Holding Corp	1,100,865
179,462	*,e	Seelos Therapeutics, Inc	387,638
62,439	*,e	Seer, Inc	2,305,248
139,854	*	Selecta Biosciences, Inc	502,076
29,831	*	Sensei Biotherapeutics, Inc	259,231
108,972	*	Seres Therapeutics, Inc	662,550
267,664	*,e	Sesen Bio, Inc	323,873
41,649	*,e	Shattuck Labs, Inc	803,826
77,528	*	SIGA Technologies, Inc	558,977
12,499	*,e	Sigilon Therapeutics, Inc	67,370
29,778	*	Silverback Therapeutics, Inc	256,984
15,128	*	Singular Genomics Systems, Inc	209,523
93,352	*	Solid Biosciences, Inc	189,505
435,910	*,e	Sorrento Therapeutics, Inc	2,990,343
232,146	*	Spectrum Pharmaceuticals, Inc	424,827
37,888	*,e	Spero Therapeutics, Inc	665,313
44,419	*	SpringWorks Therapeutics, Inc	2,978,738
11,422	*,e	Spruce Biosciences, Inc	54,369
35,646	*,e	SQZ Biotechnologies Co	477,300
29,887	*	Stoke Therapeutics, Inc	682,320
35,191	*,e	Summit Therapeutics, Inc	181,586
74,927	*	Supernus Pharmaceuticals, Inc	2,236,571
52,096	*,e	Surface Oncology, Inc	386,552
67,890	*	Sutro Biopharma, Inc	1,368,662
70,402	*	Syndax Pharmaceuticals, Inc	1,369,319
81,311	*	Syros Pharmaceuticals, Inc	335,814
13,944	*	Talaris Therapeutics, Inc	235,514
13,199	*	Tarsus Pharmaceuticals, Inc	366,404
34,855	*,e	Taysha Gene Therapies, Inc	545,132
46,760	*	TCR2 Therapeutics Inc	294,588
19,928	*	Tenaya Therapeutics, Inc	512,349
14,085	*	Terns Pharmaceuticals, Inc	133,808
194,662	*	TG Therapeutics, Inc	6,077,348
545,400	*,e	TherapeuticsMD, Inc	397,051
83,472	*	Theravance Biopharma, Inc	648,577
511,493	*,e	Tonix Pharmaceuticals Holding Corp	282,344
89,432	*	Travere Therapeutics, Inc	2,576,536
256,044	*,e	Trevena, Inc	258,604
149,896	*	Trillium Therapeutics, Inc	2,714,617
69,976	*	Turning Point Therapeutics Inc	2,909,602
71,705	*	Twist Bioscience Corp	8,518,554
32,317	*,e	UroGen Pharma Ltd	555,852
237

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

85,753	*	Vanda Pharmaceuticals, Inc	$1,468,091
196,134	*,e	Vaxart Inc	1,316,059
62,235	*,e	Vaxcyte, Inc	1,456,299
291,530	*,e	VBI Vaccines, Inc	845,437
5,198	*	Vera Therapeutics, Inc	100,581
102,555	*	Veracyte, Inc	4,910,333
253,070	*	Verastem, Inc	657,982
70,785	*	Vericel Corp	3,257,526
20,030	*,e	Verrica Pharmaceuticals, Inc	252,178
23,293	*	Verve Therapeutics, Inc	1,080,562
106,890	*,e	Viking Therapeutics, Inc	622,100
18,509	*	Vincerx Pharma, Inc	258,571
93,713	*	Vir Biotechnology, Inc	3,535,791
56,762	*	Viracta Therapeutics, Inc	333,761
299,543	*	VistaGen Therapeutics, Inc	685,953
27,224	*	Vor BioPharma, Inc	428,234
53,722	*	WaVe Life Sciences Ltd	246,584
11,851	*	Werewolf Therapeutics, Inc	185,705
22,872		XBiotech, Inc	335,304
85,350	*	Xencor, Inc	3,376,446
9,763	*,e	XOMA Corp	244,075
54,718	*	Y-mAbs Therapeutics, Inc	1,343,874
55,665	*	Zentalis Pharmaceuticals, Inc	4,477,693
339,984	*,e	ZIOPHARM Oncology, Inc	509,976
87,809	*	Zogenix, Inc	1,346,112
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	546,219,856

REAL ESTATE - 7.0%
132,726		Acadia Realty Trust	2,837,682
104,681		Agree Realty Corp	7,438,632
110,825		Alexander & Baldwin, Inc	2,718,537
3,471		Alexander’s, Inc	967,645
76,550		American Assets Trust, Inc	2,895,887
165,230		American Finance Trust, Inc	1,368,104
233,254		Apartment Investment and Management Co	1,768,065
322,988		Apple Hospitality REIT, Inc	5,074,142
90,404		Armada Hoffler Properties, Inc	1,239,439
25,315	*	Ashford Hospitality Trust, Inc	357,701
69,668	*	BraeMar Hotels & Resorts, Inc	353,913
260,387		Brandywine Realty Trust	3,450,128
236,621		Broadstone Net Lease, Inc	6,291,752
20,804		Brt Realty Trust	414,000
146,896		CareTrust REIT, Inc	3,048,092
74,012		CatchMark Timber Trust, Inc	633,543
20,596		Centerspace	2,085,139
74,176	*	Chatham Lodging Trust	941,293
68,862		City Office REIT, Inc	1,306,312
13,671		Clipper Realty, Inc	117,297
175,017		Columbia Property Trust, Inc	3,355,076
36,052		Community Healthcare Trust, Inc	1,724,728
61,306	*	CorePoint Lodging, Inc	1,056,915
172,468		Corporate Office Properties Trust	4,677,332
9,468		CTO Realty Growth, Inc	507,580
211,671	*	Cushman & Wakefield plc	3,892,630
322,701	*	DiamondRock Hospitality Co	2,917,217
734,011	*	DigitalBridge Group, Inc	4,917,874
238

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

371,648		Diversified Healthcare Trust	$1,352,799
126,316		Easterly Government Properties, Inc	2,656,425
61,040		EastGroup Properties, Inc	12,072,491
223,943		Empire State Realty Trust, Inc	2,167,768
179,857	*	Equity Commonwealth	4,663,692
177,731		Essential Properties Realty Trust, Inc	5,294,607
95,374		eXp World Holdings Inc	4,921,298
41,487		Farmland Partners, Inc	466,314
7,394	*,e	Fathom Holdings, Inc	186,994
28,943	*	Forestar Group, Inc	566,415
114,488		Four Corners Property Trust, Inc	3,320,152
166,358		Franklin Street Properties Corp	748,611
10,641	*	FRP Holdings, Inc	608,665
177,866		Geo Group, Inc	1,454,944
59,418		Getty Realty Corp	1,908,506
54,153		Gladstone Commercial Corp	1,183,785
39,464		Gladstone Land Corp	873,733
88,786		Global Medical REIT, Inc	1,472,072
150,398		Global Net Lease, Inc	2,409,376
218,508		Healthcare Realty Trust, Inc	7,223,874
55,186	*	Hersha Hospitality Trust	492,811
159,988		Independence Realty Trust, Inc	3,780,516
6,842		Indus Realty Trust, Inc	476,887
101,554		Industrial Logistics Properties Trust	2,852,652
35,978		Innovative Industrial Properties, Inc	9,465,452
105,934		iStar Inc	2,673,774
183,347		Kennedy-Wilson Holdings, Inc	4,101,472
331,123		Kite Realty Group Trust	6,721,799
416,854		Lexington Realty Trust	6,073,563
60,966		LTC Properties, Inc	1,942,377
329,168		Macerich Co	5,954,649
131,699	*	Mack-Cali Realty Corp	2,395,605
37,487	*	Marcus & Millichap, Inc	1,765,638
146,271		Monmouth Real Estate Investment Corp (Class A)	2,757,208
66,592		National Health Investors, Inc	3,581,318
122,714		National Storage Affiliates Trust	7,664,716
62,143		NETSTREIT Corp	1,506,346
225,180		Newmark Group, Inc	3,350,678
33,400		NexPoint Residential Trust, Inc	2,365,388
74,983		Office Properties Income Trust	1,921,064
22,536		One Liberty Properties, Inc	704,475
221,472		Outfront Media, Inc	5,512,438
292,356		Paramount Group, Inc	2,479,179
203,767		Pebblebrook Hotel Trust	4,576,607
27,169		Phillips Edison & Co, Inc	818,874
328,318		Physicians Realty Trust	6,241,325
190,692		Piedmont Office Realty Trust, Inc	3,386,690
45,847		Plymouth Industrial REIT, Inc	1,171,849
18,870		Postal Realty Trust, Inc	366,644
100,139		PotlatchDeltic Corp	5,234,266
78,472		Preferred Apartment Communities, Inc	989,532
30,643		PS Business Parks, Inc	5,445,261
15,257	*,e	Rafael Holdings, Inc	115,343
28,655		Re/Max Holdings, Inc	911,516
174,775	*	Realogy Holdings Corp	3,027,103
154,555	*,e	Redfin Corp	7,934,854
239

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

182,095		Retail Opportunities Investment Corp	$3,235,828
26,626		Retail Value, Inc	166,679
261,086		RLJ Lodging Trust	3,764,860
24,169		RMR Group, Inc	840,840
126,262		RPT Realty	1,678,022
81,670	*	Ryman Hospitality Properties	6,986,052
338,140		Sabra Healthcare REIT, Inc	4,784,681
28,343		Safehold, Inc	2,117,222
19,029		Saul Centers, Inc	882,946
58,305	*	Seritage Growth Properties	897,897
250,826		Service Properties Trust	2,701,396
264,293		SITE Centers Corp	4,199,616
50,918		St. Joe Co	2,394,164
248,074		STAG Industrial, Inc	10,798,661
163,286	*	Summit Hotel Properties, Inc	1,632,860
332,317	*	Sunstone Hotel Investors, Inc	4,100,792
155,344		Tanger Factory Outlet Centers, Inc	2,609,779
32,629	*	Tejon Ranch Co	594,174
106,230		Terreno Realty Corp	7,768,600
63,319		UMH Properties, Inc	1,515,857
299,351		Uniti Group, Inc	4,283,713
20,674		Universal Health Realty Income Trust	1,177,798
177,373		Urban Edge Properties	3,109,349
45,289		Urstadt Biddle Properties, Inc (Class A)	889,476
129,248		Washington REIT	3,276,437
62,723		Whitestone REIT	575,797
174,259	*	Xenia Hotels & Resorts, Inc	3,101,810
		TOTAL REAL ESTATE	324,754,351

RETAILING - 3.5%
41,735	*	1-800-FLOWERS.COM, Inc (Class A)	1,340,528
8,664	*	1stdibs.com, Inc	148,501
49,523		Aaron’s Co, Inc	1,158,343
93,476	*	Abercrombie & Fitch Co (Class A)	3,696,041
117,872	*	Academy Sports & Outdoors, Inc	5,042,564
231,428	e	American Eagle Outfitters, Inc	5,494,101
8,941	*	America’s Car-Mart, Inc	1,068,360
180,316	*	Arko Corp	1,729,230
29,426	*	Asbury Automotive Group, Inc	5,758,962
60,171	*	Barnes & Noble Education, Inc	624,575
159,782	*	Bed Bath & Beyond, Inc	2,243,339
32,596	e	Big 5 Sporting Goods Corp	788,171
52,063		Big Lots, Inc	2,303,788
44,995	*	Boot Barn Holdings, Inc	4,701,528
44,395		Buckle, Inc	1,847,720
53,668		Caleres, Inc	1,237,584
64,867		Camping World Holdings, Inc	2,416,296
101,579	*,e	CarLotz, Inc	365,684
74,186	*	CarParts.com, Inc	1,129,853
32,567		Cato Corp (Class A)	574,156
175,489	*	Chico’s FAS, Inc	958,170
20,938	*	Children’s Place, Inc	1,735,551
13,956	*	Citi Trends, Inc	1,079,636
27,958	*	Conn’s, Inc	622,625
51,268	*	Container Store Group, Inc	567,024
94,137	*	Designer Brands, Inc	1,273,674
240

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

9,145		Dillard’s, Inc (Class A)	$2,113,775
20,914	*	Duluth Holdings, Inc	299,698
45,422		Franchise Group, Inc	1,671,530
39,470	*	Funko, Inc	646,913
22,946	*	Genesco, Inc	1,390,298
16,658	*	Greenlane Holdings Inc	28,485
26,682		Group 1 Automotive, Inc	4,797,424
37,865	*	Groupon, Inc	803,495
82,304	*,e	GrowGeneration Corp	1,734,968
63,039		Guess?, Inc	1,305,538
26,579		Haverty Furniture Cos, Inc	762,817
24,503		Hibbett Sports, Inc	1,897,512
18,169	e	JOANN, Inc	185,687
21,941	*,e	Kirkland’s, Inc	493,234
22,463	*	Lands’ End, Inc	590,328
11,502	*	Lazydays Holdings, Inc	242,577
43,519	*	Liquidity Services, Inc	960,900
41,895	*	Lumber Liquidators, Inc	757,462
476,832		Macy’s, Inc	12,621,743
32,019	*	MarineMax, Inc	1,658,264
50,597		Monro Muffler, Inc	3,124,871
36,729		Murphy USA, Inc	5,984,991
123,831	*	National Vision Holdings, Inc	7,632,943
72,312	*	ODP Corp	3,131,110
14,176		OneWater Marine, Inc	628,564
66,305	*	Overstock.com, Inc	6,314,225
178,198	*	Party City Holdco, Inc	1,295,499
30,325	e	PetMed Express, Inc	862,140
115,515	*	Porch Group, Inc	2,429,280
140,502	*	Quotient Technology, Inc	904,833
123,121	*	RealReal, Inc	1,604,267
100,104		Rent-A-Center, Inc	5,331,539
54,660	*	Revolve Group, Inc	4,101,686
171,413	*	Sally Beauty Holdings, Inc	2,615,762
97,181	*,e	Shift Technologies, Inc	663,746
27,650		Shoe Carnival, Inc	936,505
35,597		Shutterstock, Inc	4,312,577
79,166		Signet Jewelers Ltd	7,060,024
35,187	*	Sleep Number Corp	3,108,420
34,273	e	Sonic Automotive, Inc (Class A)	1,694,114
69,590	*	Sportsman’s Warehouse Holdings, Inc	1,201,123
89,949	*	Stitch Fix Inc	3,112,235
30,347		Tilly’s, Inc	421,216
23,476	*	Torrid Holdings, Inc	353,079
17,481	*	TravelCenters of America, Inc	942,401
104,412	*	Urban Outfitters, Inc	3,333,875
5,524		Winmark Corp	1,286,098
11,502	*,e	Xometry, Inc	621,108
33,574	*	Zumiez, Inc	1,366,462
		TOTAL RETAILING	161,243,345

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
32,313	*	Alpha & Omega Semiconductor Ltd	1,119,645
54,039	*	Ambarella, Inc	10,042,067
158,897		Amkor Technology, Inc	3,483,022
31,788	*,e	Atomera, Inc	686,939
241

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

50,664	*	Axcelis Technologies, Inc	$2,782,974
62,521	*	AXT, Inc	510,797
35,467	*	Ceva, Inc	1,617,650
16	*,†	China Energy Savings Technology, Inc	0
44,365		CMC Materials, Inc	5,695,135
76,376	*	Cohu, Inc	2,447,087
66,041	*	Diodes, Inc	6,345,880
35,872	*	DSP Group, Inc	788,108
118,384	*	Formfactor, Inc	4,709,316
40,413	*	Ichor Holdings Ltd	1,766,856
27,632	*	Impinj, Inc	1,926,503
121,511	*,e	Kopin Corp	636,718
93,029		Kulicke & Soffa Industries, Inc	5,302,653
207,249	*	Lattice Semiconductor Corp	14,391,371
73,878	*	MACOM Technology Solutions Holdings, Inc	5,158,162
109,527	*	MaxLinear, Inc	6,900,201
330,175	*,e	Meta Materials, Inc	1,551,822
74,117	*	Nanometrics, Inc	5,870,808
78,972	*	NeoPhotonics Corp Ltd	799,197
7,462		NVE Corp	507,192
48,516	*	PDF Solutions, Inc	1,141,581
91,891	*	Photronics, Inc	1,193,664
92,867		Power Integrations, Inc	9,584,803
164,408	*	Rambus, Inc	3,825,774
98,011	*	Semtech Corp	8,333,875
67,312	*	Silicon Laboratories, Inc	12,705,813
19,796	*	SiTime Corp	5,243,762
12,309	*,e	SkyWater Technology, Inc	421,460
27,619	*	SMART Global Holdings, Inc	1,476,512
121,679	*,e	SunPower Corp	4,095,715
54,275	*	Synaptics, Inc	10,560,287
68,113	*	Ultra Clean Holdings	3,376,361
72,694	*	Veeco Instruments, Inc	1,765,737
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	148,765,447

SOFTWARE & SERVICES - 8.0%
166,685	*	8x8, Inc	3,777,082
88,162	*	A10 Networks, Inc	1,647,748
179,624	*	ACI Worldwide, Inc	5,510,864
30,967	*	Agilysys, Inc	1,477,745
71,960	*	Alarm.com Holdings, Inc	6,063,350
10,902	*	Alkami Technology, Inc	327,060
71,573	*,e	Altair Engineering, Inc	5,567,664
48,391		American Software, Inc (Class A)	1,399,952
28,733	*	Appfolio, Inc	3,783,849
59,835	*,e	Appian Corp	5,948,197
112,307	*	Asana, Inc	15,251,291
125,758	*	Avaya Holdings Corp	2,341,614
39,105	*	Benefitfocus, Inc	428,591
72,956	*	BigCommerce Holdings, Inc	3,371,297
74,009	*	Blackbaud, Inc	5,255,379
81,654	*	Blackline, Inc	10,359,443
68,058	*	Bottomline Technologies, Inc	3,151,085
217,476	*	Box, Inc	5,617,405
65,364	*	Brightcove, Inc	648,411
92,706	*,e	BTRS Holdings, Inc	796,345
242

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

91,238	*	Cantaloupe, Inc	$1,140,475
22,628		Cass Information Systems, Inc	927,522
57,516	*	Cerence Inc	6,046,657
45,049	*	ChannelAdvisor Corp	1,149,200
51,257	*,e	Cleanspark, Inc	1,038,467
70,015	*	Commvault Systems, Inc	4,305,923
249,397	*	Conduent, Inc	1,683,430
13,346	*	Couchbase, Inc	538,111
21,189	*	CS Disco, Inc	1,215,189
49,091		CSG Systems International, Inc	2,457,005
19,558	*,e	Digimarc Corp	988,266
138,708	*	Digital Turbine, Inc	11,937,210
75,607	*	DigitalOcean Holdings, Inc	7,378,487
41,771	*	Domo, Inc	3,690,468
250,899	*	E2open Parent Holdings, Inc	3,136,238
42,919		Ebix, Inc	1,408,172
32,005	*	eGain Corp	330,292
83,124	*	Envestnet, Inc	6,940,854
25,755	*	EverCommerce, Inc	532,613
92,501		EVERTEC, Inc	4,181,970
68,767	*	Evo Payments, Inc	1,490,869
50,406	*	ExlService Holdings, Inc	6,181,288
19,205	*	Flywire Corp	911,085
27,194	*,e	GreenBox POS	220,815
112,363	*	GreenSky, Inc	1,375,323
62,336	*	Grid Dynamics Holdings, Inc	1,792,160
50,398	*	GTY Technology Holdings Inc	383,025
34,938		Hackett Group, Inc	738,589
32,351	*	I3 Verticals, Inc	724,339
8,594	*	IBEX Ltd	139,652
20,251	*	Instructure Holdings, Inc	510,730
13,105	*	Intapp, Inc	353,835
12,668	*,e	Intelligent Systems Corp	536,236
47,154		InterDigital, Inc	3,156,960
46,797	*	International Money Express Inc	783,382
80,804	*	JFrog Ltd	2,641,483
22,846	*	Kaltura, Inc	215,666
200,881	*,e	Limelight Networks, Inc	598,625
98,726	*	Liveperson, Inc	5,085,376
100,504	*	LiveRamp Holdings, Inc	5,377,969
144,887	*,e	Marathon Digital Holdings, Inc	7,568,897
93,509		MAXIMUS, Inc	7,908,056
16,864	*	MeridianLink, Inc	407,266
11,921	*,e	MicroStrategy, Inc (Class A)	8,524,230
92,099	*	Mimecast Ltd	6,947,949
67,603	*	Mitek Systems, Inc	1,272,964
54,450	*	Model N, Inc	1,764,725
133,745	*	MoneyGram International, Inc	798,458
39,105	*	ON24, Inc	748,079
53,118	*	OneSpan, Inc	1,084,670
123,042	*	Pagerduty, Inc	5,137,004
128,729	*	Paya Holdings, Inc	1,172,721
50,135	*	Perficient, Inc	6,196,686
77,453	*	Ping Identity Holding Corp	2,194,243
9,815	*,e	Priority Technology Holdings Inc	51,823
67,339		Progress Software Corp	3,461,898
243

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

61,277	*	PROS Holdings, Inc	$1,838,310
83,489	*	Q2 Holdings, Inc	6,550,547
19,010		QAD, Inc (Class A)	1,666,036
51,971	*	Qualys, Inc	6,469,350
84,205	*,e	Rackspace Technology, Inc	1,119,084
84,657	*	Rapid7, Inc	10,899,589
49,132	*,e	Rekor Systems, Inc	668,195
131,001	*	Repay Holdings Corp	2,752,331
68,658	*	Rimini Street, Inc	714,730
130,723	*,e	Riot Blockchain, Inc	3,558,280
139,632	*	SailPoint Technologies Holding, Inc	6,699,543
48,433		Sapiens International Corp NV	1,691,765
13,501	*	SecureWorks Corp	248,688
11,953	*	ShotSpotter, Inc	465,091
69,634	*	Smith Micro Software, Inc	396,914
68,010	*	Sprout Social, Inc	8,683,517
54,927	*	SPS Commerce, Inc	8,389,001
26,354	*	StarTek, Inc	144,947
127,745	*	Sumo Logic, Inc	2,206,156
198,046	*	SVMK, Inc	4,539,214
59,340	*	Telos Corp	1,537,499
138,277	*	Tenable Holdings, Inc	7,363,250
29,129		TTEC Holdings, Inc	2,749,486
15,124	*	Tucows, Inc	1,244,705
100,269	*	Unisys Corp	2,563,878
43,779	*	Upland Software, Inc	1,460,905
161,113	*	Varonis Systems, Inc	10,430,456
98,683	*	Verint Systems, Inc	4,598,628
43,760	*	Veritone, Inc	1,308,862
205,283	*	Verra Mobility Corp	3,054,611
17,360	*	Viant Technology, Inc	203,980
106,522	*,e	VirnetX Holding Corp	410,110
369,303	*	Vonage Holdings Corp	5,953,164
65,211	*	Workiva, Inc	9,752,305
165,520		Xperi Holding Corp	2,966,118
173,918	*	Yext, Inc	2,189,628
66,134	*	Ziff Davis Inc	8,483,008
83,776	*	Zix Corp	709,583
169,019	*	Zuora Inc	3,694,755
		TOTAL SOFTWARE & SERVICES	372,584,216

TECHNOLOGY HARDWARE & EQUIPMENT - 3.1%
185,413	*	3D Systems Corp	5,221,230
18,622	*	908 Devices, Inc	612,664
70,879		Adtran, Inc	1,309,844
58,475		Advanced Energy Industries, Inc	5,369,174
128,229	*,e	Aeva Technologies, Inc	995,057
68,063	*,e	Akoustis Technologies, Inc	511,834
132,835	*	Arlo Technologies, Inc	916,561
15,093	*	Aviat Networks, Inc	431,660
57,804	*	Avid Technology, Inc	1,655,506
44,407		Badger Meter, Inc	4,540,616
67,325		Belden CDT, Inc	4,053,638
56,044		Benchmark Electronics, Inc	1,306,386
55,850	*	CalAmp Corp	537,277
83,796	*	Calix, Inc	5,244,792
244

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

15,390	*	Cambium Networks Corp	$434,306
50,054	*	Casa Systems, Inc	316,842
17,455	*	Clearfield, Inc	986,033
40,917		Comtech Telecommunications Corp	882,580
42,108	*,e	Corsair Gaming, Inc	1,029,541
49,988		CTS Corp	1,780,572
55,737	*	Daktronics, Inc	309,340
112,680	*	Diebold, Inc	1,014,120
48,605	*	Digi International, Inc	1,047,438
26,323	*	DZS, Inc	286,921
70,250	*,e	Eastman Kodak Co	476,997
60,355	*	EchoStar Corp (Class A)	1,415,928
57,187	*	EMCORE Corp	427,759
20,295	*	ePlus, Inc	2,244,018
183,229	*	Extreme Networks, Inc	1,801,141
56,200	*	Fabrinet	5,395,200
27,761	*	FARO Technologies, Inc	2,042,377
139,832	*	Harmonic, Inc	1,268,276
32,348	*,e	Identiv, Inc	619,788
158,686	*	II-VI, Inc	9,602,090
278,606	*	Infinera Corp	2,114,619
130,514	*,e	Inseego Corp	809,187
52,370	*	Insight Enterprises, Inc	4,959,439
60,654	*	Iteris, Inc	325,105
68,950	*	Itron, Inc	5,362,241
36,276	*	Kimball Electronics, Inc	1,042,935
134,763	*	Knowles Corp	2,808,461
25,893	*	KVH Industries, Inc	265,662
46,474	*	Luna Innovations, Inc	452,657
58,146		Methode Electronics, Inc	2,446,202
248,269	*,e	Microvision, Inc	1,889,327
23,084	*	Napco Security Technologies, Inc	1,107,109
47,213	*	Netgear, Inc	1,361,151
106,184	*	Netscout Systems, Inc	2,873,339
64,894	*	nLight, Inc	1,824,819
53,567	*	Novanta, Inc	9,243,521
26,527	*	OSI Systems, Inc	2,469,929
45,466	*,e	Ouster, Inc	280,071
37,135	*,e	PAR Technology Corp	2,332,821
18,805		PC Connection, Inc	865,970
62,808	*	Plantronics, Inc	1,680,742
42,487	*	Plexus Corp	3,709,965
87,460	*	Quantum Corp	499,397
111,945	*	Ribbon Communications, Inc	612,339
28,878	*	Rogers Corp	5,807,943
97,160	*	Sanmina Corp	3,667,790
37,262	*	Scansource, Inc	1,333,234
65,692	*	Super Micro Computer, Inc	2,324,840
158,266	*	TTM Technologies, Inc	2,095,442
23,429	*	Turtle Beach Corp	673,818
110,692	*,e	Velodyne Lidar, Inc	675,221
346,114	*	Viavi Solutions, Inc	5,330,156
201,248		Vishay Intertechnology, Inc	3,867,987
19,462	*	Vishay Precision Group, Inc	663,460
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	143,864,405
245

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

TELECOMMUNICATION SERVICES - 0.7%
17,451	*	Anterix, Inc	$1,118,609
16,039		ATN International, Inc	654,070
35,753	*	Bandwidth Inc	3,049,016
65,001		Cogent Communications Group, Inc	4,978,426
105,124	*	Consolidated Communications Holdings, Inc	777,918
987,067	*,e	Globalstar, Inc	1,628,660
88,669	*,e	Gogo, Inc	1,441,758
29,527	*	IDT Corp (Class B)	1,428,221
179,455	*	Iridium Communications, Inc	7,276,900
67,135	*	Liberty Latin America Ltd (Class A)	806,963
235,587	*	Liberty Latin America Ltd (Class C)	2,834,112
34,046	*	Ooma, Inc	786,463
85,342	*,e	Radius Global Infrastructure, Inc	1,478,977
73,979		Shenandoah Telecom Co	2,044,779
153,963		Telephone & Data Systems, Inc	2,885,267
23,937	*	US Cellular Corp	731,754
		TOTAL TELECOMMUNICATION SERVICES	33,921,893

TRANSPORTATION - 1.7%
89,971	*	Air Transport Services Group, Inc	2,239,378
23,351	*	Allegiant Travel Co	4,092,730
38,504		ArcBest Corp	3,459,584
43,637	*	Atlas Air Worldwide Holdings, Inc	3,539,833
74,765	*	Avis Budget Group, Inc	12,957,522
86,669		Costamare, Inc	1,162,231
19,684	*	Covenant Transportation Group, Inc	559,026
58,964	*	Daseke, Inc	557,210
13,046	*	Eagle Bulk Shipping, Inc	561,630
40,151	*	Echo Global Logistics, Inc	1,936,483
41,203		Forward Air Corp	4,143,374
56,661	*	Frontier Group Holdings, Inc	886,745
50,301		Genco Shipping & Trading Ltd	863,668
77,624	*	Hawaiian Holdings, Inc	1,502,024
74,705		Heartland Express, Inc	1,219,933
50,569	*	Hub Group, Inc (Class A)	3,973,206
27,447	*	HyreCar, Inc	186,365
87,785		Marten Transport Ltd	1,459,865
65,127		Matson, Inc	5,423,777
57,795	*	Mesa Air Group, Inc	435,774
5,280	*	PAM Transportation Services, Inc	326,410
61,458	*	Radiant Logistics, Inc	413,612
88,443	*	Safe Bulkers, Inc	394,456
40,760	*	Saia, Inc	12,743,206
76,069	*	Skywest, Inc	3,273,249
150,309	*	Spirit Airlines, Inc	3,284,252
39,216	*	Sun Country Airlines Holdings, Inc	1,187,460
11,955		Universal Logistics Holdings Inc	252,011
37,863	*	US Xpress Enterprises, Inc	286,623
95,005		Werner Enterprises, Inc	4,305,627
78,828	*	Yellow Corp	689,745
		TOTAL TRANSPORTATION	78,317,009

UTILITIES - 2.4%
79,651		Allete, Inc	4,901,723
56,443		American States Water Co	5,127,282
246

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

11,287		Artesian Resources Corp	$453,963
105,280		Avista Corp	4,191,197
95,499		Black Hills Corp	6,339,224
81,535		Brookfield Infrastructure Corp	4,944,282
32,021	*,e	Cadiz, Inc	194,368
80,339		California Water Service Group	4,891,038
26,988		Chesapeake Utilities Corp	3,537,317
55,544		Clearway Energy, Inc (Class A)	1,832,397
124,256		Clearway Energy, Inc (Class C)	4,408,603
17,733		Global Water Resources, Inc	335,508
56,954		MGE Energy, Inc	4,322,239
26,296		Middlesex Water Co	2,895,716
146,703		New Jersey Resources Corp	5,546,840
45,981		Northwest Natural Holding Co	2,073,283
78,463		NorthWestern Corp	4,461,406
79,828		ONE Gas, Inc	5,372,424
68,804	e	Ormat Technologies, Inc	4,976,593
62,986		Otter Tail Corp	3,905,762
132,289		PNM Resources, Inc	6,581,378
136,927		Portland General Electric Co	6,751,870
29,806	*	Pure Cycle Corp	467,656
43,247		SJW Corp	2,850,842
157,956	e	South Jersey Industries, Inc	3,595,079
89,573		Southwest Gas Holdings Inc	6,202,930
77,039		Spire, Inc	4,834,968
130,739	*	Sunnova Energy International, Inc	5,825,730
23,193		Unitil Corp	968,308
20,201		Via Renewables, Inc	225,241
20,975		York Water Co	1,005,122
		TOTAL UTILITIES	114,020,289

		TOTAL COMMON STOCKS	4,659,419,512
		(Cost $3,075,751,224)

RIGHTS / WARRANTS - 0.0%

ENERGY - 0.0%
4,570	e	Nabors Industries Ltd	33,818
4,137		Whiting Petroleum Corp	47,162
2,068	e	Whiting Petroleum Corp	22,314
		TOTAL ENERGY	103,294

MEDIA & ENTERTAINMENT - 0.0%
122,474	†	Media General, Inc	0
		TOTAL MEDIA & ENTERTAINMENT	0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
20,265	†	Chinook Therapeutics, Inc	0
5,149	†	Omthera Pharmaceuticals, Inc	3,089
9,351	†	Tobira Therapeutics, Inc	561
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	3,650

		TOTAL RIGHTS / WARRANTS	106,944
		(Cost $561)
247

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 2.8%

TREASURY DEBT - 0.0%
$1,262,000		United States Treasury Bill	0.000%	11/02/21	$1,261,999
		TOTAL TREASURY DEBT			1,261,999

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.8%

129,943,316	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030		129,943,316
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			129,943,316

		TOTAL SHORT-TERM INVESTMENTS			131,205,315
		(Cost $131,205,315)
		TOTAL INVESTMENTS - 102.8%			4,790,731,771
		(Cost $3,206,957,100)
		OTHER ASSETS & LIABILITIES, NET - (2.8)%			(129,155,636)
		NET ASSETS - 100.0%			$4,661,576,135

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $251,907,666.
248

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2021

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

CORPORATE BONDS - 0.0%

INDIA - 0.0%
INR	1,648,737		Britannia Industries Ltd	5.500%	06/03/24	$21,983
			TOTAL INDIA			21,983

			TOTAL CORPORATE BONDS			21,983
			(Cost $22,656)

SHARES			COMPANY

COMMON STOCKS - 99.4%

ARGENTINA - 0.0%
	178,500	*	YPF S.A. (ADR) (Class D)			749,700
			TOTAL ARGENTINA			749,700

BRAZIL - 3.8%
	60,600	*	Adecoagro S.A.			530,856
	109,200	*	Alpargatas S.A.			747,439
	3,024,397		AMBEV S.A.			9,104,594
	288,450	*	Americanas S.A.			1,517,943
	310,700		Atacadao Distribuicao Comercio e Industria Ltd			916,058
	3,873,246		B3 SA-Brasil Bolsa Balcao			8,173,635
	902,926		Banco Bradesco S.A.			2,719,753
	3,118,731		Banco Bradesco S.A. (Preference)			10,996,624
	787,500		Banco BTG Pactual S.A. - Unit			3,146,484
	539,883		Banco do Brasil S.A.			2,726,295
	224,237		Banco Inter S.A.			1,410,471
	252,674		Banco Santander Brasil S.A.			1,540,095
	438,148		BB Seguridade Participacoes S.A.			1,714,924
	138,022		Bradespar S.A.			1,190,006
	129,400	*	Braskem S.A.			1,248,649
	419,605	*	BRF S.A.			1,727,103
	205,825		Centrais Eletricas Brasileiras S.A.			1,233,754
	170,592		Centrais Eletricas Brasileiras S.A. (Preference)			1,022,863
	773,056		Cia de Concessoes Rodoviarias			1,565,617
	217,458		Cia de Saneamento Basico do Estado de Sao Paulo			1,356,271
	740,858		Cia Energetica de Minas Gerais			1,690,749
	372,300		Cia Paranaense de Energia			390,520
	441,330		Cia Siderurgica Nacional S.A.			1,781,335
249

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

645,604		Cosan SA Industria e Comercio	$2,263,812
149,700		CPFL Energia S.A.	697,864
112,500		Energisa S.A.	789,760
119,825		Engie Brasil Energia S.A.	826,108
569,000		Equatorial Energia S.A.	2,306,730
708,475		Gerdau S.A. (Preference)	3,376,799
1	*	Getnet Adquirencia e Servicos para Meios de Pagamento S.A.	0
738,000	g	Hapvida Participacoes e Investimentos S.A.	1,509,005
229,082		Hypermarcas S.A.	1,138,956
2,764,132		Investimentos Itau S.A. - PR	5,020,085
3,083,253		Itau Unibanco Holding S.A.	12,734,439
437,633	*	Klabin S.A.	1,778,819
378,806		Localiza Rent A Car	3,040,489
552,595		Lojas Renner S.A.	3,155,699
1,815,360		Magazine Luiza S.A.	3,477,097
557,419	*	Natura & Co Holding S.A.	3,842,021
324,799		Notre Dame Intermedica Participacoes S.A.	3,693,540
2,478,516		Petroleo Brasileiro S.A.	12,151,483
3,146,768		Petroleo Brasileiro S.A. (Preference)	15,193,562
708,015		Raia Drogasil S.A.	2,916,714
249,400	g	Rede D’Or Sao Luiz S.A.	2,607,215
798,427	*	Rumo S.A.	2,262,101
478,720	*	Suzano SA	4,175,801
372,521		Telefonica Brasil S.A.	3,004,564
522,766		TIM S.A.	1,039,270
326,900		Totvus S.A.	1,897,524
450,960		Ultrapar Participacoes S.A.	1,042,742
2,523,759		Vale S.A.	32,022,109
845,100	*	Via S	920,898
737,827		Vibra Energia S.A.	2,742,764
1,080,734		Weg S.A.	7,085,148
		TOTAL BRAZIL	197,165,156

CHILE - 0.4%
26,852,461		Banco de Chile	2,329,339
35,980		Banco de Credito e Inversiones	1,211,599
38,044,761		Banco Santander Chile S.A.	1,664,897
862,945		Cencosud S.A.	1,262,329
337,988		Cencosud Shopping S.A.	327,115
104,410		Cia Cervecerias Unidas S.A.	874,779
4,923,585		Colbun S.A.	339,537
746,454		Empresas CMPC S.A.	1,377,292
255,389		Empresas COPEC S.A.	2,009,207
17,037,926		Enel Chile S.A.	699,202
14,887,715		Enersis S.A.	1,694,151
486,510		SACI Falabella	1,345,363
91,783		Sociedad Quimica y Minera de Chile S.A. (Class B)	4,994,481
		TOTAL CHILE	20,129,291

CHINA - 33.9%
65,000	*	21Vianet Group, Inc (ADR)	1,019,200
55,900	*	360 Finance, Inc (ADR)	1,140,919
202,200	*	360 Security Technology, Inc	380,382
890,500	*,g	3SBio, Inc	814,904
250

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

20,133	*	51job, Inc (ADR)	$1,199,121
474,000		AAC Technologies Holdings, Inc	2,048,730
41,900		Addsino Co Ltd	100,621
21,582	*	Advanced Micro-Fabrication Equipment, Inc China	527,416
38,500		AECC Aero-Engine Control Co Ltd	160,593
90,500		AECC Aviation Power Co Ltd	836,228
834,000		Agile Property Holdings Ltd	653,808
34,300	*	Agora, Inc (ADR)	747,740
17,940,064		Agricultural Bank of China Ltd	6,096,163
4,432,100		Agricultural Bank of China Ltd (Class A)	2,035,231
196,629		Aier Eye Hospital Group Co Ltd	1,487,057
356,390	*	Air China Ltd	473,499
1,176,000	*	Air China Ltd (H shares)	827,342
90,530		Airtac International Group	2,708,835
190,000	*,g	Akeso, Inc	1,059,217
9,702,220	*	Alibaba Group Holding Ltd	199,503,431
2,534,284	*	Alibaba Health Information Technology Ltd	3,173,400
362,250	g	A-Living Services Co Ltd	1,202,481
2,592,000	*	Aluminum Corp of China Ltd	1,559,840
542,300	*	Aluminum Corp of China Ltd (Class A)	521,508
22,700		Angel Yeast Co Ltd	197,421
791,282		Anhui Conch Cement Co Ltd	3,912,815
153,300		Anhui Conch Cement Co Ltd (Class A)	909,382
87,200		Anhui Gujing Distillery Co Ltd	1,124,285
17,000		Anhui Gujing Distillery Co Ltd (Class A)	604,182
15,200		Anhui Honglu Steel Construction Group Co Ltd	100,300
17,100		Anhui Kouzi Distillery Co Ltd	161,667
694,451		Anta Sports Products Ltd	10,759,629
35,100		Apeloa Pharmaceutical Co Ltd	190,520
11,000		Asymchem Laboratories Tianjin Co Ltd	684,060
24,540		Autobio Diagnostics Co Ltd	209,687
47,700		Autohome, Inc (ADR)	1,876,995
45,600		Avary Holding Shenzhen Co Ltd	249,463
294,858		Avic Capital Co Ltd	179,397
90,600		AVIC Electromechanical Systems Co Ltd	214,958
1,054,861		AviChina Industry & Technology Co	671,154
14,700		AVICOPTER plc	144,497
177,589	*	Baidu, Inc (ADR)	28,812,039
948,800		Bank of Beijing Co Ltd	656,709
155,305		Bank of Chengdu Co Ltd	309,758
3,268,600		Bank of China Ltd - A	1,557,074
52,238,953		Bank of China Ltd - H	18,487,446
2,239,600		Bank of Communications Co Ltd - A	1,581,278
6,198,934		Bank of Communications Co Ltd - H	3,687,639
195,500		Bank of Hangzhou Co Ltd	436,063
595,410		Bank of Jiangsu Co Ltd	585,101
422,900		Bank of Nanjing Co Ltd	641,004
225,971		Bank of Ningbo Co Ltd	1,347,149
612,890		Bank of Shanghai Co Ltd	698,300
814,500		Baoshan Iron & Steel Co Ltd	906,564
39,064	*	Baozun, Inc (ADR)	675,807
155,900		BBMG Corp	68,400
29,600	*	BeiGene Ltd (ADR)	10,588,512
16,100	*	Beijing BDStar Navigation Co Ltd	99,812
251

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

1,368,830	*	Beijing Capital International Airport Co Ltd	$890,102
132,200		Beijing Dabeinong Technology Group Co Ltd	177,250
16,920	*	Beijing E-Hualu Information Technology Co Ltd	76,544
67,700		Beijing Enlight Media Co Ltd	99,057
393,500		Beijing Enterprises Holdings Ltd	1,512,571
2,887,583		Beijing Enterprises Water Group Ltd	1,103,733
13,358		Beijing Kingsoft Office Software, Inc	618,821
38,900		Beijing Kunlun Tech Co Ltd	113,177
49,500		Beijing New Building Materials plc	218,129
202,800		Beijing Originwater Technology Co Ltd	220,732
2,193		Beijing Roborock Technology Co Ltd	308,424
28,420		Beijing Shiji Information Technology Co Ltd	105,165
21,000		Beijing Shunxin Agriculture Co Ltd	106,948
35,100		Beijing Sinnet Technology Co Ltd	72,451
67,320		Beijing Tiantan Biological Products Corp Ltd	303,857
10,400		Beijing United Information Technology Co Ltd	182,130
16,600		Beijing Wantai Biological Pharmacy Enterprise Co Ltd	573,640
93,500		Beijing Yanjing Brewery Co Ltd	97,012
6,100		Beijing Yuanliu Hongyuan Electronic Technology Co Ltd	154,859
1,265,400		Beijing-Shanghai High Speed Railway Co Ltd	909,878
11,900		Betta Pharmaceuticals Co Ltd	147,165
16,700		BGI Genomics Co Ltd	232,330
106,500	*,e	Bilibili, Inc (ADR)	7,806,450
127,300		BOC International China Co Ltd	264,122
1,376,500		BOE Technology Group Co Ltd	1,057,540
2,074,000		Bosideng International Holdings Ltd	1,607,046
1,671,945	*	Brilliance China Automotive Holdings Ltd	553,414
36,100	*	Burning Rock Biotech Ltd (ADR)	508,649
68,100		BYD Co Ltd	3,328,436
506,500		BYD Co Ltd (H shares)	19,372,400
428,500	e	BYD Electronic International Co Ltd	1,272,049
51,300		By-health Co Ltd	204,211
39,900		C&S Paper Co Ltd	106,165
150,500		Caitong Securities Co Ltd	241,190
52,600	*,e,g	CanSino Biologics, Inc	1,345,224
3,037	*	CanSino Biologics, Inc	129,439
6,220,000	g	CGN Power Co Ltd	1,674,408
15,300		Chacha Food Co Ltd	136,279
13,400		Changchun High & New Technology Industry Group, Inc	571,342
400,200		Changjiang Securities Co Ltd	452,648
5,100		Changzhou Xingyu Automotive Lighting Systems Co Ltd	182,221
98,300		Chaozhou Three-Circle Group Co Ltd	614,839
55,800	*	Chifeng Jilong Gold Mining Co Ltd	141,786
926,000	e	China Aoyuan Group Ltd	365,715
96,000		China Baoan Group Co Ltd	314,895
1,633,500	g	China Bohai Bank Co Ltd	620,426
5,657,000		China Cinda Asset Management Co Ltd	944,413
6,146,530		China Citic Bank	2,696,173
1,706,000		China Communications Services Corp Ltd	943,110
1,015,000		China Conch Venture Holdings Ltd	4,932,236
918,600		China Construction Bank Corp - A	851,353
62,042,641		China Construction Bank Corp - H	42,225,023
171,100		China CSSC Holdings Ltd	601,214
377,000	g	China East Education Holdings Ltd	357,672
252

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

270,700	*	China Eastern Airlines Corp Ltd	$204,199
553,000		China Education Group Holdings Ltd	945,263
1,415,800		China Everbright Bank Co Ltd - A	761,079
2,260,000		China Everbright Bank Co Ltd - H	794,754
2,400,888		China Everbright International Ltd	1,649,302
660,000		China Everbright Ltd	742,138
2,306,000	g	China Feihe Ltd	3,828,638
340,646	*	China Fortune Land Development Co Ltd	195,981
2,350,245		China Galaxy Securities Co Ltd	1,308,560
135,300		China Galaxy Securities Co Ltd (Class A)	208,869
1,990,468		China Gas Holdings Ltd	4,968,248
86,400		China Great Wall Securities Co Ltd	154,348
74,800		China Greatwall Technology Group Co Ltd	157,309
1,490,000		China Hongqiao Group Ltd	1,655,466
5,955,000	*,†,g	China Huarong Asset Management Co Ltd	7,654
2,230,000	*,†	China Huishan Dairy Holdings Co Ltd	2,866
1,043,224		China Insurance International Holdings Co Ltd	1,587,464
918,206	g	China International Capital Corp Ltd	2,273,265
46,100		China International Capital Corp Ltd	346,652
72,800		China International Travel Service Corp Ltd	3,049,067
2,718,000		China Jinmao Holdings Group Ltd	794,059
129,044		China Jushi Co Ltd	385,511
716,000		China Lesso Group Holdings Ltd	1,106,698
4,985,880		China Life Insurance Co Ltd	8,661,816
84,000		China Life Insurance Co Ltd (Class A)	389,671
260,200	*,e,g	China Literature Ltd	1,805,391
2,205,341		China Longyuan Power Group Corp	5,158,372
913,000		China Medical System Holdings Ltd	1,545,909
366,000		China Meidong Auto Holdings Ltd	1,890,692
2,033,000		China Mengniu Dairy Co Ltd	12,935,090
2,515,368		China Merchants Bank Co Ltd	21,079,132
773,095		China Merchants Bank Co Ltd (Class A)	6,511,902
420,840		China Merchants Energy Shipping Co Ltd	300,898
1,092,894		China Merchants Holdings International Co Ltd	1,822,051
31,400		China Merchants Property Operation & Service Co Ltd	66,189
247,620		China Merchants Securities Co Ltd	664,654
379,500		China Merchants Shekou Industrial Zone Holdings Co Ltd	618,954
1,832,000		China Minsheng Banking Corp Ltd - A	1,112,668
3,837,602	e	China Minsheng Banking Corp Ltd - H	1,521,596
2,097,000		China Molybdenum Co Ltd	1,296,371
698,100		China Molybdenum Co Ltd (Class A)	655,443
2,497,913		China National Building Material Co Ltd	3,130,617
256,700		China National Chemical Engineering Co Ltd	420,702
73,600		China National Medicines Corp Ltd	350,605
493,400	*	China National Nuclear Power Co Ltd	528,790
22,800		China National Software & Service Co Ltd	182,776
144,400		China Northern Rare Earth Group High-Tech Co Ltd	1,145,263
1,694,773		China Oilfield Services Ltd	1,620,824
1,977,294		China Overseas Land & Investment Ltd	4,361,032
665,000		China Overseas Property Holdings Ltd	597,439
256,000		China Pacific Insurance Group Co Ltd - A	1,093,508
1,771,800		China Pacific Insurance Group Co Ltd - H	5,417,938
3,202,000		China Power International Development Ltd	1,608,650
762,000		China Railway Group Ltd - A	624,964
253

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

2,751,000		China Railway Group Ltd - H	$1,343,850
143,819		China Railway Signal & Communication Corp Ltd	110,822
934,677		China Resources Beer Holdings Company Ltd	7,717,476
1,545,226		China Resources Cement Holdings Ltd	1,299,387
598,000		China Resources Gas Group Ltd	3,212,698
2,073,555		China Resources Land Ltd	8,056,732
381,600	g	China Resources Mixc Lifestyle Services Ltd	2,007,351
826,500	g	China Resources Pharmaceutical Group Ltd	397,585
1,309,372		China Resources Power Holdings Co	3,388,946
19,700		China Resources Sanjiu Medical & Pharmaceutical Co Ltd	74,269
257,900		China Shenhua Energy Co Ltd - A	802,844
2,376,000		China Shenhua Energy Co Ltd - H	5,109,100
46,600		China South Publishing & Media Group Co Ltd	59,635
1,028,000	*,e	China Southern Airlines Co Ltd	625,139
454,500	*	China Southern Airlines Co Ltd (Class A)	465,787
1,571,300		China State Construction Engineering Corp Ltd	1,143,179
1,400,000		China State Construction International Holdings Ltd	1,434,396
23,716,778	g	China Tower Corp Ltd	3,073,665
31,700		China TransInfo Technology Co Ltd	66,246
1,144,300		China Vanke Co Ltd	2,673,576
384,700		China Vanke Co Ltd (Class A)	1,093,800
739,000		China Yangtze Power Co Ltd	2,453,979
910,000	g	China Yuhua Education Corp Ltd	414,035
579,700		China Zheshang Bank Co Ltd	311,702
1,726,000		Chinasoft International Ltd	2,881,953
62,800	*	Chindata Group Holdings Ltd (ADR)	625,488
18,500	*	Chongqing Brewery Co Ltd	434,002
246,820		Chongqing Changan Automobile Co Ltd	754,874
26,500		Chongqing Fuling Zhacai Group Co Ltd	144,410
1,884,000		Chongqing Rural Commercial Bank	677,709
417,700		Chongqing Rural Commercial Bank Co Ltd	249,269
58,400		Chongqing Zhifei Biological Products Co Ltd	1,372,939
2,192,939		CIFI Holdings Group Co Ltd	1,217,253
3,882,738		Citic Pacific Ltd	3,889,709
1,473,000		CITIC Securities Co Ltd	3,739,884
343,000		CITIC Securities Co Ltd (Class A)	1,386,600
89,000		Contemporary Amperex Technology Co Ltd	8,915,311
1,414,196		COSCO Pacific Ltd	1,177,157
408,100		COSCO SHIPPING Energy Transportation Co Ltd	378,504
500,610	*	COSCO SHIPPING Holdings Co Ltd - A	1,292,144
2,202,300	*,e	COSCO SHIPPING Holdings Co Ltd - H	3,411,159
4,927,416		Country Garden Holdings Co Ltd	4,636,733
977,000		Country Garden Services Holdings Co Ltd	7,521,415
150,700		CSC Financial Co Ltd	665,585
5,741,489		CSPC Pharmaceutical Group Ltd	5,991,242
49,456		Da An Gene Co Ltd of Sun Yat-Sen University	148,771
38,600	*	Dada Nexus Ltd (ADR)	783,966
1,340,500	g	Dali Foods Group Co Ltd	746,014
38,700	*	Daqo New Energy Corp (ADR)	3,010,473
24,000		DaShenLin Pharmaceutical Group Co Ltd	132,652
66,900		DHC Software Co Ltd	72,560
199,897	*,e	DiDi Global, Inc (ADR)	1,613,169
56,200		Dong-E-E-Jiao Co Ltd	356,203
90,400		Dongfang Electric Corp Ltd	256,658
254

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

1,767,917		Dongfeng Motor Group Co Ltd	$1,646,562
231,500		Dongxing Securities Co Ltd	396,493
378,624		East Money Information Co Ltd	1,947,077
18,900		Ecovacs Robotics Co Ltd	506,740
520,200		ENN Energy Holdings Ltd	8,962,254
60,900		ENN Natural Gas Co Ltd	175,328
70,661		Eve Energy Co Ltd	1,252,517
485,000	*	Ever Sunshine Lifestyle Services Group Ltd	865,475
123,000		Everbright Securities Co Ltd	292,528
142,860		Fangda Carbon New Material Co Ltd	240,089
1,007,000		Far East Horizon Ltd	961,636
93,400		FAW Jiefang Group Co Ltd	152,253
36,800		Fiberhome Telecommunication Technologies Co Ltd	99,025
116,500		Financial Street Holdings Co Ltd	106,775
178,400		First Capital Securities Co Ltd	190,390
55,300		Flat Glass Group Co Ltd	475,520
272,000	e	Flat Glass Group Co Ltd	1,458,102
552,340		Focus Media Information Technology Co Ltd	632,946
137,895		Foshan Haitian Flavouring & Food Co Ltd	2,525,027
1,572,952		Fosun International	1,842,898
353,400		Founder Securities Co Ltd	450,630
228,600		Foxconn Industrial Internet Co Ltd	405,568
12,000		Fu Jian Anjoy Foods Co Ltd	379,992
68,400		Fujian Sunner Development Co Ltd	240,136
65,000		Fuyao Glass Industry Group Co Ltd - A	502,098
390,498	g	Fuyao Glass Industry Group Co Ltd - H	2,248,369
170,800	g	Ganfeng Lithium Co Ltd	3,200,057
41,600		Ganfeng Lithium Co Ltd	1,089,183
1,500		G-bits Network Technology Xiamen Co Ltd	80,073
286,300	*	GCL System Integration Technology Co Ltd	180,237
55,358	*	GDS Holdings Ltd (ADR)	3,288,265
3,762,828		Geely Automobile Holdings Ltd	13,059,420
268,600		GEM Co Ltd	456,855
300,600		Gemdale Corp	476,726
740,000	*	Genscript Biotech Corp	3,274,410
714,000		GF Securities Co Ltd	1,211,026
228,200		GF Securities Co Ltd (Class A)	718,161
35,800		Giant Network Group Co Ltd	55,528
21,568		Gigadevice Semiconductor Beijing, Inc	571,925
136,500		GoerTek, Inc	927,085
7,509,968	*,e	GOME Electrical Appliances Holdings Ltd	761,249
52,200	*	Gotion High-tech Co Ltd	480,725
1,993,266		Great Wall Motor Co Ltd	8,968,789
81,000		Great Wall Motor Co Ltd	863,946
505,665		Greenland Holdings Corp Ltd	324,844
614,000	e	Greentown China Holdings Ltd	845,937
993,305		Greentown Service Group Co Ltd	983,297
51,700		GRG Banking Equipment Co Ltd	83,619
105,100	*,e	GSX Techedu, Inc (ADR)	308,994
83,900		Guangdong Haid Group Co Ltd	859,565
20,100		Guangdong Hongda Blasting Co Ltd	86,561
1,934,000		Guangdong Investments Ltd	2,431,739
9,200		Guangdong Kinlong Hardware Products Co Ltd	190,945
18,800		Guangdong Xinbao Electrical Appliances Holdings Co Ltd	65,749
255

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

525,800	*	Guanghui Energy Co Ltd	$542,649
1,916,851		Guangzhou Automobile Group Co Ltd - H	1,809,430
42,100		Guangzhou Baiyunshan Pharmaceutical Holdings Co Ltd	191,370
41,100		Guangzhou Haige Communications Group, Inc Co	60,628
11,600		Guangzhou Kingmed Diagnostics Group Co Ltd	208,203
1,120,400	e	Guangzhou R&F Properties Co Ltd	700,870
20,272		Guangzhou Shiyuan Electronic Technology Co Ltd	240,423
34,600		Guangzhou Tinci Materials Technology Co Ltd	890,420
11,960		Guangzhou Wondfo Biotech Co Ltd	64,815
182,450		Guangzhou Yuexiu Financial Holdings Group Co Ltd	220,268
122,100		Guolian Securities Co Ltd	232,741
134,800		Guosen Securities Co Ltd	240,260
221,800		Guotai Junan Securities Co Ltd	607,347
339,630		Guoyuan Securities Co Ltd	393,476
668,000	e,g	Haidilao International Holding Ltd	1,862,604
1,484,200		Haier Smart Home Co Ltd	5,526,705
236,500		Haier Smart Home Co Ltd	1,004,935
434,000		Haitian International Holdings Ltd	1,264,890
1,842,800		Haitong Securities Co Ltd	1,639,394
394,700		Haitong Securities Co Ltd (Class A)	761,617
37,700	*	Hang Zhou Great Star Industrial Co Ltd	188,781
40,740		Hangzhou First Applied Material Co Ltd	914,254
32,700		Hangzhou Oxygen Plant Group Co Ltd	132,574
19,700		Hangzhou Robam Appliances Co Ltd	96,375
46,500		Hangzhou Silan Microelectronics Co Ltd	448,416
16,000		Hangzhou Tigermed Consulting Co Ltd - A	425,936
78,400	g	Hangzhou Tigermed Consulting Co Ltd - H	1,529,084
796,000	g	Hansoh Pharmaceutical Group Co Ltd	1,769,597
13,500		Hefei Meiya Optoelectronic Technology, Inc	85,373
47,000		Heilongjiang Agriculture Co Ltd	101,070
106,064		Hello Group, Inc (ADR)	1,320,497
115,100		Henan Shuanghui Investment & Development Co Ltd	530,390
418,500		Hengan International Group Co Ltd	2,187,053
213,720		Hengli Petrochemical Co Ltd	736,981
1,788,000	*,e	HengTen Networks Group Ltd	609,998
110,260		Hengyi Petrochemical Co Ltd	188,701
768,900		Hesteel Co Ltd	295,459
20,000		Hithink RoyalFlush Information Network Co Ltd	352,449
18,900		Hongfa Technology Co Ltd	218,683
456,110		Hopson Development Holdings Ltd	1,237,684
333,051	*,g	Hua Hong Semiconductor Ltd	1,671,337
256,113		Huaan Securities Co Ltd	204,614
408,000		Huadian Power International Corp Ltd (Class A)	281,168
97,400		Huadong Medicine Co Ltd	556,066
146,400		Huafon Chemical Co Ltd	272,367
28,600		Huagong Tech Co Ltd	128,871
57,720		Hualan Biological Engineering, Inc	268,096
352,000		Huaneng Power International, Inc - A	424,626
2,565,110	e	Huaneng Power International, Inc - H	1,327,595
1,015,600	g	Huatai Securities Co Ltd	1,510,310
216,000		Huatai Securities Co Ltd (Class A)	535,076
135,500		Huaxi Securities Co Ltd	191,502
670,100		Huaxia Bank Co Ltd	589,313
122,700		Huaxin Cement Co Ltd	320,012
256

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

121,373		Huayu Automotive Systems Co Ltd	$508,671
113,466	*	Huazhu Group Ltd (ADR)	5,260,284
88,900		Hubei Biocause Pharmaceutical Co Ltd	45,131
13,600		Huizhou Desay Sv Automotive Co Ltd	227,557
40,800		Humanwell Healthcare Group Co Ltd	133,973
214,500		Hunan Valin Steel Co Ltd	179,016
51,305		Hundsun Technologies, Inc	503,726
53,229	*	Hutchison China MediTech Ltd (ADR)	1,565,997
53,600	*	HUYA, Inc (ADR)	440,592
89,700		Iflytek Co Ltd	792,637
21,200	*	I-Mab (ADR)	1,309,948
6,400		Imeik Technology Development Co Ltd	625,768
3,117,400		Industrial & Commercial Bank of China Ltd - A	2,275,955
36,675,777		Industrial & Commercial Bank of China Ltd - H	20,104,270
771,000		Industrial Bank Co Ltd	2,243,858
289,600		Industrial Securities Co Ltd	412,986
16,400		Ingenic Semiconductor Co Ltd	352,265
1,554,900	*	Inner Mongolia BaoTou Steel Union Co Ltd	683,460
343,300		Inner Mongolia Junzheng Energy & Chemical Industry Group Co Ltd	275,207
211,600		Inner Mongolia Yili Industrial Group Co Ltd	1,418,605
741,000	*,g	Innovent Biologics, Inc	6,632,210
46,000		Inspur Electronic Information Industry Co Ltd	223,281
20,400		Intco Medical Technology Co Ltd	163,632
184,367	*	IQIYI, Inc (ADR)	1,526,559
56,400		JA Solar Technology Co Ltd	804,706
30,740		Jafron Biomedical Co Ltd	248,008
18,200		Jason Furniture Hangzhou Co Ltd	176,967
230,400	*,e,g	JD Health International, Inc	2,022,554
556,924	*	JD.com, Inc (ADR)	43,596,011
216,000		Jiangsu Changshu Rural Commercial Bank Co Ltd	244,965
136,200		Jiangsu Eastern Shenghong Co Ltd	579,094
918,000		Jiangsu Express	870,475
42,356		Jiangsu Hengli Hydraulic Co Ltd	543,159
255,619		Jiangsu Hengrui Medicine Co Ltd	1,963,664
33,000		Jiangsu King’s Luck Brewery JSC Ltd	253,882
298,992		Jiangsu Shagang Co Ltd	290,119
56,900		Jiangsu Yanghe Brewery Joint-Stock Co Ltd	1,650,807
8,500		Jiangsu Yangnong Chemical Co Ltd	156,287
13,600		Jiangsu Yoke Technology Co Ltd	161,958
26,000		Jiangsu Yuyue Medical Equipment & Supply Co Ltd	143,204
207,800		Jiangsu Zhongnan Construction Group Co Ltd	124,326
302,700		Jiangsu Zhongtian Technology Co Ltd	478,376
695,000		Jiangxi Copper Co Ltd	1,213,691
100,300		Jiangxi Copper Co Ltd (Class A)	365,446
289,400		Jiangxi Zhengbang Technology Co Ltd	452,694
135,500		Jilin Aodong Pharmaceutical Group Co Ltd	334,540
208,500		Jinke Properties Group Co Ltd	144,686
796,000	*,e,g	Jinxin Fertility Group Ltd	1,122,698
13,800		JiuGui Liquor Co Ltd	461,791
465,000	g	Jiumaojiu International Holdings Ltd	1,164,049
49,000		Joincare Pharmaceutical Group Industry Co Ltd	88,230
12,440		Joinn Laboratories China Co Ltd	310,411
64,500		Jointown Pharmaceutical Group Co Ltd	136,779
21,500		Jonjee Hi-Tech Industrial And Commercial Holding Co Ltd	122,620
257

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

22,400		Joyoung Co Ltd	$81,734
36,304		JOYY, Inc (ADR)	1,829,359
30,900		Juewei Food Co Ltd	317,585
1,408,000	e	Kaisa Group Holdings Ltd	216,305
231,700	*	KE Holdings, Inc (ADR)	4,221,574
431,381		Kingboard Chemical Holdings Ltd	1,879,874
1,669,000	*	Kingdee International Software Group Co Ltd	5,491,638
82,300		Kingfa Sci & Tech Co Ltd	150,959
36,900	*,e	Kingsoft Cloud Holdings Ltd (ADR)	847,593
604,400		Kingsoft Corp Ltd	2,579,001
174,000	*,e,g	Kuaishou Technology	2,276,164
98,000	*	Kuang-Chi Technologies Co Ltd	313,941
49,000		Kweichow Moutai Co Ltd	13,982,580
936,929		KWG Group Holdings Ltd	816,734
25,600		Lakala Payment Co Ltd	96,402
9,940		Laobaixing Pharmacy Chain JSC	67,847
833,000		Lee & Man Paper Manufacturing Ltd	626,087
4,677,856		Lenovo Group Ltd	5,080,002
152,300		Lens Technology Co Ltd	506,743
237,100		Leo Group Co Ltd	84,488
50,700		Lepu Medical Technology Beijing Co Ltd	168,832
229,700		Leyard Optoelectronic Co Ltd	337,662
347,440	*	Li Auto, Inc (ADR)	11,336,967
1,443,000		Li Ning Co Ltd	15,923,586
28,800		Liaoning Cheng Da Co Ltd	91,661
216,700	*	Lingyi iTech Guangdong Co	225,821
22,100		Livzon Pharmaceutical Group, Inc	121,284
830,000		Logan Property Holdings Co Ltd	831,412
92,500		Lomon Billions Group Co Ltd	411,203
1,169,000	g	Longfor Properties Co Ltd	5,655,527
202,560		LONGi Green Energy Technology Co Ltd	3,088,426
117,941	*	Lufax Holding Ltd (ADR)	744,208
76,400		Luxi Chemical Group Co Ltd	196,047
251,953		Luxshare Precision Industry Co Ltd	1,523,680
54,700		Luzhou Laojiao Co Ltd	1,951,318
15,800		Maccura Biotechnology Co Ltd	68,737
66,770		Mango Excellent Media Co Ltd	409,564
12,700		Maxscend Microelectronics Co Ltd	613,950
216,928	*	Meinian Onehealth Healthcare Holdings Co Ltd	243,967
2,579,700	*,g	Meituan Dianping (Class B)	87,783,606
704,000		Metallurgical Corp of China Ltd	445,046
416,700		Microport Scientific Corp	1,960,464
75,700		Ming Yang Smart Energy Group Ltd	366,401
245,000	e	Ming Yuan Cloud Group Holdings Ltd	796,373
482,000		Minth Group Ltd	1,915,680
1,928,000	*,e	MMG Ltd	890,547
23,854		Montage Technology Co Ltd	243,080
188,584		Muyuan Foodstuff Co Ltd	1,686,317
264,500		NanJi E-Commerce Co Ltd	295,782
77,380		Nanjing King-Friend Biochemical Pharmaceutical Co Ltd	448,100
124,500		Nanjing Securities Co Ltd	188,794
249,880		NARI Technology Co Ltd	1,521,500
71,035	*	National Silicon Industry Group Co Ltd	314,429
20,300		NAURA Technology Group Co Ltd	1,177,464
258

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

124,400	*	NavInfo Co Ltd	$227,552
257,405		NetEase, Inc (ADR)	25,120,154
104,200		New China Life Insurance Co Ltd - A	635,955
604,200		New China Life insurance Co Ltd - H	1,743,050
264,900	*	New Hope Liuhe Co Ltd	595,909
1,003,750	*	New Oriental Education & Technology Group (ADR)	2,057,687
23,700		Ninestar Corp	135,837
105,200		Ningbo Joyson Electronic Corp	292,068
31,900		Ningbo Tuopu Group Co Ltd	259,740
201,200		Ningxia Baofeng Energy Group Co Ltd	460,615
872,734	*	NIO, Inc (ADR)	34,394,447
24,152	*	Noah Holdings Ltd (ADR)	1,026,702
263,600	g	Nongfu Spring Co Ltd	1,337,130
266,500		Northeast Securities Co Ltd	358,792
48,900	*	Offcn Education Technology Co Ltd	79,542
207,326		Offshore Oil Engineering Co Ltd	150,657
132,800		OFILM Group Co Ltd	155,135
95,800	*	OneConnect Financial Technology Co Ltd (ADR)	303,686
16,240		Oppein Home Group, Inc	323,114
231,000		Orient Securities Co Ltd	497,127
27,600		Ovctek China, Inc	293,836
194,200	*	Pacific Securities Co Ltd	94,624
384,500	*	Pangang Group Vanadium Titanium & Resources Co Ltd	240,014
5,849,220		People’s Insurance Co Group of China Ltd	1,824,507
167,600		People’s Insurance Co Group of China Ltd (Class A)	131,424
45,750		Perfect World Co Ltd	124,056
24,800		Pharmaron Beijing Co Ltd - A	739,525
85,800	g	Pharmaron Beijing Co Ltd - H	1,856,455
4,746,306		PICC Property & Casualty Co Ltd	4,418,552
280,925	*	Pinduoduo, Inc (ADR)	24,979,851
727,900		Ping An Bank Co Ltd	2,217,196
310,400	*,e,g	Ping An Healthcare and Technology Co Ltd	1,500,542
4,071,526		Ping An Insurance Group Co of China Ltd	29,163,239
398,600		Ping An Insurance Group Co of China Ltd (Class A)	3,078,986
84,000		Poly Property Development Co Ltd	468,926
468,800		Poly Real Estate Group Co Ltd	920,065
1,016,000		Postal Savings Bank of China Co Ltd - A	858,355
5,134,000	g	Postal Savings Bank of China Co Ltd - H	3,731,357
578,500		Power Construction Corp of China Ltd	742,188
1,018,000		Powerlong Real Estate Holdings Ltd	697,401
5,200		Proya Cosmetics Co Ltd	163,209
22,080		Qianhe Condiment and Food Co Ltd	84,894
503,400		Qingdao Rural Commercial Bank Corp	300,687
13,104		Raytron Technology Co Ltd	148,085
352,200		RiseSun Real Estate Development Co Ltd	236,199
31,300		Riyue Heavy Industry Co Ltd	191,226
417,125	*	RLX Technology, Inc (ADR)	2,027,228
365,800		Rongsheng Petro Chemical Co Ltd	985,212
297,100		SAIC Motor Corp Ltd	942,844
74,800		Sailun Group Co Ltd	156,085
176,700		Sanan Optoelectronics Co Ltd	928,342
13,000		Sangfor Technologies, Inc	411,209
777,000		Sany Heavy Equipment International	884,162
318,100		Sany Heavy Industry Co Ltd	1,140,713
259

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

343,816		SDIC Capital Co Ltd	$440,573
371,700		SDIC Power Holdings Co Ltd	612,553
368,160		Sealand Securities Co Ltd	222,103
1,426,000		Seazen Group Ltd	1,128,077
111,100	*	Seazen Holdings Co Ltd	593,539
163,300		SF Holding Co Ltd	1,646,654
9,050		SG Micro Corp	458,153
385,700		Shaanxi Coal Industry Co Ltd	755,847
73,690		Shandong Buchang Pharmaceuticals Co Ltd	201,403
200,845		Shandong Gold Mining Co Ltd - A	623,245
464,750	e,g	Shandong Gold Mining Co Ltd - H	840,250
83,700		Shandong Hualu Hengsheng Chemical Co Ltd	407,076
44,800		Shandong Linglong Tyre Co Ltd	247,661
399,700		Shandong Nanshan Aluminum Co Ltd	270,183
18,600		Shandong Pharmaceutical Glass Co Ltd	98,822
62,300		Shandong Sun Paper Industry JSC Ltd	111,764
1,607,390		Shandong Weigao Group Medical Polymer Co Ltd	2,737,916
57,000		Shanghai Bailian Group Co Ltd	122,664
21,700		Shanghai Bairun Investment Holding Group Co Ltd	215,667
48,300		Shanghai Baosight Software Co Ltd	529,392
421,400		Shanghai Construction Group Co Ltd	215,333
457,900		Shanghai Electric Group Co Ltd	339,485
80,800		Shanghai Fosun Pharmaceutical Group Co Ltd - A	632,755
313,985	e	Shanghai Fosun Pharmaceutical Group Co Ltd - H	1,478,003
72,400	*	Shanghai International Airport Co Ltd	598,690
295,600		Shanghai International Port Group Co Ltd	261,183
16,700		Shanghai Jahwa United Co Ltd	124,928
56,400		Shanghai Jinjiang International Hotels Development Co Ltd	474,607
38,520		Shanghai Lingang Holdings Corp Ltd	88,390
807,779		Shanghai Lujiazui Finance & Trade Zone Development Co Ltd	718,116
20,600		Shanghai M&G Stationery, Inc	204,182
60,400		Shanghai Pharmaceuticals Holding Co Ltd - A	175,975
502,741		Shanghai Pharmaceuticals Holding Co Ltd - H	920,130
1,012,500		Shanghai Pudong Development Bank Co Ltd	1,414,143
27,820		Shanghai Putailai New Energy Technology Co Ltd	773,460
186,000		Shanghai RAAS Blood Products Co Ltd	191,697
228,100		Shanghai Yuyuan Tourist Mart Group Co Ltd	350,214
48,800		Shanghai Zhangjiang High-Tech Park Development Co Ltd	127,080
204,600		Shanxi Lu’an Environmental Energy Development Co Ltd	415,230
237,700	*	Shanxi Meijin Energy Co Ltd	419,788
173,160		Shanxi Securities Co Ltd	169,337
281,100		Shanxi Taigang Stainless Steel Co Ltd	338,905
48,320		Shanxi Xinghuacun Fen Wine Factory Co Ltd	2,276,273
221,270		Shanxi Xishan Coal & Electricity Power Co Ltd	321,260
294,700		Shenergy Co Ltd	285,309
60,900		Shenghe Resources Holding Co Ltd	193,621
55,200		Shengyi Technology Co Ltd	191,907
11,760		Shennan Circuits Co Ltd	163,459
755,000		Shenwan Hongyuan Group Co Ltd	605,024
17,100		Shenzhen Capchem Technology Co Ltd	383,407
216,600		Shenzhen Energy Group Co Ltd	276,079
21,600		Shenzhen Goodix Technology Co Ltd	345,583
30,900		Shenzhen Hepalink Pharmaceutical Group Co Ltd	74,168
94,050		Shenzhen Inovance Technology Co Ltd	958,257
260

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

857,738		Shenzhen International Holdings Ltd	$1,032,645
1,772,470		Shenzhen Investment Ltd	434,752
45,700		Shenzhen Kaifa Technology Co Ltd	105,697
23,700		Shenzhen Kangtai Biological Products Co Ltd	423,759
46,000		Shenzhen Mindray Bio-Medical Electronics Co Ltd	2,695,489
126,600	*	Shenzhen MTC Co Ltd	97,253
392,100		Shenzhen Overseas Chinese Town Co Ltd	383,800
50,500	*	Shenzhen Salubris Pharmaceuticals Co Ltd	227,842
15,400		Shenzhen SC New Energy Technology Corp	274,373
26,400		Shenzhen Sunlord Electronics Co Ltd	136,238
23,100		Shenzhen Sunway Communication Co Ltd	85,931
530,800		Shenzhou International Group Holdings Ltd	11,435,661
59,780		Shijiazhuang Yiling Pharmaceutical Co Ltd	150,164
776,500		Shimao Property Holdings Ltd	1,218,081
388,000	e,g	Shimao Services Holdings Ltd	731,303
365,800		Sichuan Chuantou Energy Co Ltd	748,257
132,500		Sichuan Kelun Pharmaceutical Co Ltd	366,488
300,600		Sichuan Road & Bridge Co Ltd	564,309
21,100		Sichuan Swellfun Co Ltd	416,326
51,000		Silergy Corp	8,425,461
82,200		Sinolink Securities Co Ltd	137,745
70,800		Sinoma Science & Technology Co Ltd	418,308
228,783		Sinopec Shanghai Petrochemical Co Ltd (Class A)	139,426
860,800		Sinopharm Group Co	2,043,981
308,700		Sinotrans Ltd (Class A)	217,723
453,745		Sinotruk Hong Kong Ltd	626,293
9,660		Skshu Paint Co Ltd	168,253
1,164,000	g	Smoore International Holdings Ltd	5,535,025
105,560		Songcheng Performance Development Co Ltd	231,047
201,120		SooChow Securities Co Ltd	266,359
131,200		Southwest Securities Co Ltd	98,644
40,939	*	Spring Airlines Co Ltd	374,172
5,500		StarPower Semiconductor Ltd	343,788
1,217,000	e	Sun Art Retail Group Ltd	713,478
1,671,031		Sunac China Holdings Ltd	3,573,541
525,000	g	Sunac Services Holdings Ltd	1,059,511
57,900		Sungrow Power Supply Co Ltd	1,488,235
245,100	*	Suning.com Co Ltd	171,206
458,517		Sunny Optical Technology Group Co Ltd	12,303,588
78,000		Sunwoda Electronic Co Ltd	600,818
33,000		Suofeiya Home Collection Co Ltd	87,020
128,000		Suzhou Dongshan Precision Manufacturing Co Ltd	407,152
316,900		Suzhou Gold Mantis Construction Decoration Co Ltd	295,612
4,900		Suzhou Maxwell Technologies Co Ltd	587,097
276,332	*	TAL Education Group (ADR)	1,130,198
161,200		Tangshan Jidong Cement Co Ltd	292,777
191,900		TBEA Co Ltd	812,394
542,600		TCL Technology Group Corp	514,383
3,680,004		Tencent Holdings Ltd	223,853,881
428,800	*	Tencent Music Entertainment (ADR)	3,370,368
12,000		Thunder Software Technology Co Ltd	255,276
8,500		Tianfeng Securities Co Ltd	5,233
23,300		Tianjin 712 Communication & Broadcasting Co Ltd	137,194
127,600		Tianjin Zhonghuan Semiconductor Co Ltd	1,046,594
261

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

72,100		Tianma Microelectronics Co Ltd	$138,798
86,500		Tianshui Huatian Technology Co Ltd	173,886
1,394,000		Tingyi Cayman Islands Holding Corp	2,601,878
65,260		Toly Bread Co Ltd	320,444
631,200	*	Tongcheng-Elong Holdings Ltd	1,406,725
36,000		TongFu Microelectronics Co Ltd	112,670
92,900		Tonghua Dongbao Pharmaceutical Co Ltd	176,735
122,000		Tongkun Group Co Ltd	380,671
432,900		Tongling Nonferrous Metals Group Co Ltd	250,982
173,192		Tongwei Co Ltd	1,546,399
11,000	*	Topchoice Medical Corp	409,272
34,500		Topsec Technologies Group Inc	99,379
951,000	g	Topsports International Holdings Ltd	1,155,321
297,700		Transfar Zhilian Co Ltd	381,019
587,661		Travelsky Technology Ltd	1,098,018
332,645	*	Trip.com Group Ltd (ADR)	9,500,341
334,000		Tsingtao Brewery Co Ltd	2,906,406
21,500		Tsingtao Brewery Co Ltd (Class A)	350,419
21,000		Unigroup Guoxin Microelectronics Co Ltd	664,802
936,000		Uni-President China Holdings Ltd	797,744
109,480		Unisplendour Corp Ltd	474,369
28,200		Universal Scientific Industrial Shanghai Co Ltd	61,203
54,400	*,e	Up Fintech Holding Ltd (ADR)	351,968
140,500	*,e,g	Venus MedTech Hangzhou, Inc	650,234
295,124	*	Vipshop Holdings Ltd (ADR)	3,293,584
51,400		Walvax Biotechnology Co Ltd	444,021
24,000		Wangfujing Group Co Ltd	115,556
118,200		Wanhua Chemical Group Co Ltd	1,953,183
3,107,252		Want Want China Holdings Ltd	2,409,815
40,272	*	Weibo Corp (ADR)	1,811,435
1,270,800		Weichai Power Co Ltd	2,274,689
220,100		Weichai Power Co Ltd (Class A)	519,620
79,100		Weifu High-Technology Group Co Ltd	239,954
12,600		Weihai Guangwei Composites Co Ltd	133,787
1,131,000	*,e,g	Weimob, Inc	1,727,444
322,360		Wens Foodstuffs Group Co Ltd	829,392
140,000		Western Securities Co Ltd	167,700
883,000		Wharf Holdings Ltd	3,069,987
31,600		Will Semiconductor Ltd	1,312,900
38,000		Wingtech Technology Co Ltd	652,192
77,860		Winning Health Technology Group Co Ltd	153,835
1,810,000		Winteam Pharmaceutical Group Ltd	860,742
221,200		Wuchan Zhongda Group Co Ltd	216,731
69,104		Wuhan Guide Infrared Co Ltd	234,728
84,800	*	Wuhu Shunrong Sanqi Interactive Entertainment Network Technology Co Ltd	315,737
80,400		Wuhu Token Science Co Ltd	129,032
145,200		Wuliangye Yibin Co Ltd	4,906,511
48,290		WUS Printed Circuit Kunshan Co Ltd	77,315
95,204		WuXi AppTec Co Ltd - A	2,051,688
222,377	g	WuXi AppTec Co Ltd - H	4,748,008
2,301,301	*,g	Wuxi Biologics Cayman, Inc	34,857,696
42,560		Wuxi Lead Intelligent Equipment Co Ltd	542,276
11,600		Wuxi Shangji Automation Co Ltd	543,194
262

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

293,200		XCMG Construction Machinery Co Ltd	$280,564
107,700		Xiamen C & D, Inc	134,714
23,800		Xiamen Intretech, Inc	114,638
47,100		Xiamen Tungsten Co Ltd	167,023
9,200,800	*,g	Xiaomi Corp	25,150,888
158,100		Xinjiang Goldwind Science & Technology Co Ltd - A	457,045
514,200		Xinjiang Goldwind Science & Technology Co Ltd - H	1,149,902
3,115,780		Xinyi Solar Holdings Ltd	6,472,283
247,249	*	XPeng, Inc (ADR)	11,529,221
762,000	g	Yadea Group Holdings Ltd	1,309,246
273,900		Yango Group Co Ltd	137,698
21,000		Yantai Eddie Precision Machinery Co Ltd	117,357
61,500		Yantai Jereh Oilfield Services Group Co Ltd	405,203
1,076,464	e	Yanzhou Coal Mining Co Ltd	1,596,673
148,900		Yanzhou Coal Mining Co Ltd (Class A)	528,407
32,667		Yealink Network Technology Corp Ltd	385,785
44,200		Yifan Pharmaceutical Co Ltd	113,212
17,108		Yifeng Pharmacy Chain Co Ltd	127,684
294,000	e	Yihai International Holding Ltd	1,722,138
51,100		Yihai Kerry Arawana Holdings Co Ltd	485,278
71,120		Yintai Gold Co Ltd	97,669
20,900		Yixintang Pharmaceutical Group Co Ltd	103,736
383,600		Yonghui Superstores Co Ltd	235,870
113,999		Yonyou Network Technology Co Ltd	565,849
105,800		YTO Express Group Co Ltd	241,235
38,100	*	Yuan Longping High-tech Agriculture Co Ltd	124,970
933,200		Yuexiu Property Co Ltd	819,993
272,821		Yum China Holdings, Inc	15,572,623
191,710		Yunda Holding Co Ltd	559,293
165,300	*	Yunnan Aluminium Co Ltd	307,722
47,900		Yunnan Baiyao Group Co Ltd	670,567
33,300		Yunnan Energy New Material Co Ltd	1,518,680
48,585	*	Zai Lab Ltd (ADR)	5,072,274
24,195		Zhangzhou Pientzehuang Pharmaceutical Co Ltd	1,555,402
831,500		Zhaojin Mining Industry Co Ltd	591,992
133,200		Zhefu Holding Group Co Ltd	149,034
261,200	*	Zhejiang Century Huatong Group Co Ltd	302,803
169,700		Zhejiang China Commodities City Group Co Ltd	129,469
80,916		Zhejiang Chint Electrics Co Ltd	763,482
78,200		Zhejiang Dahua Technology Co Ltd	266,390
10,220		Zhejiang Dingli Machinery Co Ltd	108,962
1,060,414		Zhejiang Expressway Co Ltd	941,772
10,580		Zhejiang HangKe Technology, Inc Co	171,294
42,130		Zhejiang Huahai Pharmaceutical Co Ltd	121,091
45,176		Zhejiang Huayou Cobalt Co Ltd	783,522
53,700		Zhejiang Jingsheng Mechanical & Electrical Co Ltd	642,028
23,300		Zhejiang Jiuzhou Pharmaceutical Co Ltd	190,571
106,800		Zhejiang Juhua Co Ltd	259,367
149,600		Zhejiang Longsheng Group Co Ltd	290,874
72,720		Zhejiang NHU Co Ltd	308,213
99,970		Zhejiang Sanhua Intelligent Controls Co Ltd	370,539
68,300		Zhejiang Satellite Petrochemical Co Ltd	416,171
242,400		Zhejiang Semir Garment Co Ltd	284,637
12,900		Zhejiang Supor Co Ltd	106,777
263

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

118,900		Zhejiang Weixing New Building Materials Co Ltd	$334,095
13,200		Zhejiang Wolwo Bio-Pharmaceutical Co Ltd	110,501
91,800		Zhengzhou Yutong Bus Co Ltd	162,676
782,000	e	Zhenro Properties Group Ltd	371,878
201,800	*	Zheshang Securities Co Ltd	388,342
318,100	*,e,g	ZhongAn Online P&C Insurance Co Ltd	1,157,075
14,000		Zhongji Innolight Co Ltd	72,403
190,440		Zhongjin Gold Corp Ltd	246,858
365,500		Zhongsheng Group Holdings Ltd	3,295,475
301,900		Zhongtai Securities Co Ltd	437,108
219,800	*	Zhongtian Financial Group Co Ltd	86,267
369,300	*	Zhuzhou CSR Times Electric Co Ltd	1,764,705
140,900		Zhuzhou Kibing Group Co Ltd	349,682
3,721,299		Zijin Mining Group Co Ltd	5,175,016
746,800		Zijin Mining Group Co Ltd (Class A)	1,219,326
265,100		Zoomlion Heavy Industry Science and Technology Co Ltd - A	301,037
816,600		Zoomlion Heavy Industry Science and Technology Co Ltd - H	588,182
126,100		ZTE Corp	642,097
499,064		ZTE Corp (Class H)	1,498,108
279,622		ZTO Express Cayman, Inc (ADR)	8,201,313
		TOTAL CHINA	1,747,710,790

COLOMBIA - 0.2%
144,825		BanColombia S.A.	1,295,287
288,331		BanColombia S.A. (Preference)	2,587,964
4,308,589		Ecopetrol S.A.	3,257,413
158,431		Grupo de Inversiones Suramericana S.A.	923,474
269,222		Interconexion Electrica S.A.	1,616,447
		TOTAL COLOMBIA	9,680,585

CZECH REPUBLIC - 0.1%
114,687		CEZ AS	3,786,106
48,578		Komercni Banka AS	1,884,249
247,245	*,g	Moneta Money Bank AS	966,545
		TOTAL CZECH REPUBLIC	6,636,900

EGYPT - 0.1%
1,085,535	*	Commercial International Bank	3,533,857
518,867		Eastern Tobacco	383,123
572,143	*	Fawry for Banking & Payment Technology Services SAE	547,455
		TOTAL EGYPT	4,464,435

GREECE - 0.2%
1,390,827	*	Alpha Bank AE	1,773,111
1,658,545	*	Eurobank Ergasias S.A.	1,741,999
12,741	*,†	FF Group	147
163,200		Hellenic Telecommunications Organization S.A.	2,897,422
71,828		JUMBO S.A.	1,069,112
128,352		OPAP S.A.	2,004,513
		TOTAL GREECE	9,486,304
264

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

HONG KONG - 0.2%
6,861,652	*	Alibaba Pictures Group Ltd	$728,937
8,752,000	*	China Youzan Ltd	1,110,004
608,000		Huabao International Holdings Ltd	1,137,301
651,151		Kingboard Laminates Holdings Ltd	1,020,750
1,065,000		Nine Dragons Paper Holdings Ltd	1,339,238
6,627,331		Sino Biopharmaceutical	4,886,890
1,010,000		SSY Group Ltd	479,786
239,000	e	Vinda International Holdings Ltd	658,897
		TOTAL HONG KONG	11,361,803

HUNGARY - 0.3%
321,150		MOL Hungarian Oil & Gas plc	2,744,329
137,914	*	OTP Bank	8,286,895
84,247		Richter Gedeon Rt	2,360,072
		TOTAL HUNGARY	13,391,296

INDIA - 11.7%
183,426		Adani Enterprises Ltd	3,492,000
156,627		Adani Gas Ltd	3,010,857
223,286	*	Adani Green Energy Ltd	3,432,934
348,889		Adani Ports & Special Economic Zone Ltd	3,236,267
177,802	*	Adani Transmissions Ltd	4,188,324
451,980		Ambuja Cements Ltd	2,449,395
64,850		Apollo Hospitals Enterprise Ltd	3,699,273
249,485		Asian Paints Ltd	10,339,485
47,193		Associated Cement Co Ltd	1,473,604
195,084		Aurobindo Pharma Ltd	1,798,603
103,259	*,g	Avenue Supermarts Ltd	6,404,701
1,451,495	*	Axis Bank Ltd	14,443,765
175,447		Bajaj Finance Ltd	17,398,874
25,149		Bajaj Finserv Ltd	6,004,052
44,752		Bajaj Holdings and Investment Ltd	2,219,045
47,743		Balkrishna Industries Ltd	1,572,729
433,623	g	Bandhan Bank Ltd	1,694,248
147,650		Berger Paints India Ltd	1,464,463
822,475		Bharat Electronics Ltd	2,276,059
165,260		Bharat Forge Ltd	1,699,099
602,224		Bharat Petroleum Corp Ltd	3,366,806
1,595,509	*	Bharti Airtel Ltd	14,636,148
219,982	*	Biocon Ltd	1,033,078
71,132		Britannia Industries Ltd	3,499,260
272,163		Cholamandalam Investment and Finance Co Ltd	2,240,927
312,744		Cipla Ltd	3,785,906
1,089,209		Coal India Ltd	2,397,059
75,238		Colgate-Palmolive India Ltd	1,552,042
159,660		Container Corp Of India Ltd	1,400,243
371,618		Dabur India Ltd	2,910,736
80,902		Divi S Laboratories Ltd	5,566,735
436,711		DLF Ltd	2,332,381
74,828		Dr Reddy’s Laboratories Ltd	4,654,541
89,449		Eicher Motors Ltd	2,977,198
1,112,205		GAIL India Ltd	2,213,063
207,987	*	Godrej Consumer Products Ltd	2,662,795
175,343		Grasim Industries Ltd	4,039,760
184,632		Havells India Ltd	3,120,416
265

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

718,072		HCL Technologies Ltd	$10,995,230
35,575	g	HDFC Asset Management Co Ltd	1,260,112
522,317	g	HDFC Life Insurance Co Ltd	4,750,120
78,928		Hero Honda Motors Ltd	2,806,023
1,036,466		Hindalco Industries Ltd	6,386,872
507,156		Hindustan Lever Ltd	16,232,599
430,929		Hindustan Petroleum Corp Ltd	1,788,518
1,025,793		Housing Development Finance Corp	39,110,064
3,154,576		ICICI Bank Ltd	33,965,654
125,382	g	ICICI Lombard General Insurance Co Ltd	2,484,514
212,607	g	ICICI Prudential Life Insurance Co Ltd	1,758,568
1,479,570		Indian Oil Corp Ltd	2,532,996
184,803		Indraprastha Gas Ltd	1,171,408
440,826		Indus Towers Ltd	1,602,433
49,650		Info Edge India Ltd	4,040,409
2,100,818		Infosys Technologies Ltd	47,013,814
64,816	*,g	InterGlobe Aviation Ltd	1,882,818
42,973		Ipca Laboratories Ltd	1,232,089
1,948,266		ITC Ltd	5,817,066
552,391		JSW Steel Ltd	4,947,493
52,426		Jubilant Foodworks Ltd	2,591,093
364,464		Kotak Mahindra Bank Ltd	9,914,143
35,376	g	Larsen & Toubro Infotech Ltd	3,164,839
456,147		Larsen & Toubro Ltd	10,805,341
152,631		Lupin Ltd	1,886,780
562,026		Mahindra & Mahindra Ltd	6,658,895
339,061		Marico Ltd	2,578,086
87,804		Maruti Suzuki India Ltd	8,791,612
851,365		Motherson Sumi Systems Ltd	2,551,312
1,086		MRF Ltd	1,122,925
78,423		Muthoot Finance Ltd	1,540,076
19,865		Nestle India Ltd	5,047,499
3,090,818		NTPC Ltd	5,487,522
3,174		Page Industries Ltd	1,599,329
490,071		Petronet LNG Ltd	1,504,456
53,327		PI Industries Ltd	2,139,397
98,022		Pidilite Industries Ltd	3,033,374
68,655		Piramal Healthcare Ltd	2,393,117
2,079,370		Power Grid Corp of India Ltd	5,150,665
563,584		REC Ltd	1,121,699
1,832,145		Reliance Industries Ltd	62,174,127
158,487	*	SBI Cards & Payment Services Ltd	2,238,030
294,193	g	SBI Life Insurance Co Ltd	4,508,159
765,536		Sesa Sterlite Ltd	3,115,343
6,307		Shree Cement Ltd	2,414,597
134,877		Shriram Transport Finance Co Ltd	2,598,027
39,938		Siemens India Ltd	1,167,994
1,179,220		State Bank of India	7,933,903
546,459		Sun Pharmaceutical Industries Ltd	5,810,824
594,853		Tata Consultancy Services Ltd	27,038,742
1,083,675	*	Tata Motors Ltd	6,971,295
467,888		Tata Steel Ltd	8,249,248
387,861		Tata Tea Ltd	4,203,262
421,837		Tech Mahindra Ltd	8,349,874
266

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

229,915		Titan Industries Ltd	$7,335,975
26,877		Torrent Pharmaceuticals Ltd	1,028,020
118,956		Trent Ltd	1,596,935
65,417		Ultra Tech Cement Ltd	6,680,982
190,668	*	United Spirits Ltd	2,420,410
330,743		UPL Ltd	3,278,913
918,622		Wipro Ltd	7,954,846
7,267,021	*	Yes Bank Ltd	1,246,611
		TOTAL INDIA	605,863,948

INDONESIA - 1.4%
10,801,754		Adaro Energy Tbk	1,279,511
12,883,172		Astra International Tbk PT	5,487,105
35,077,575		Bank Central Asia Tbk PT	18,548,226
47,122,549		Bank Rakyat Indonesia	14,145,418
1,388,960		Indofood CBP Sukses Makmur Tbk	862,322
12,285,800		Kalbe Farma Tbk PT	1,387,516
7,053,300	*	Merdeka Copper Gold Tbk PT	1,573,517
5,308,400		PT Aneka Tambang Tbk	878,491
11,926,239		PT Bank Mandiri Persero Tbk	6,029,570
4,756,859		PT Bank Negara Indonesia	2,352,376
16,975,600		PT Barito Pacific Tbk	1,123,221
4,423,200		PT Charoen Pokphand Indonesia Tbk	1,939,579
308,900		PT Gudang Garam Tbk	731,781
1,694,005		PT Indah Kiat Pulp and Paper Corp Tbk	1,013,620
990,117		PT Indocement Tunggal Prakarsa Tbk	826,546
2,469,100		PT Indofood Sukses Makmur Tbk	1,108,295
1,930,300		PT Semen Gresik Persero Tbk	1,240,374
4,430,845		PT Unilever Indonesia Tbk	1,383,112
1,110,800		PT United Tractors Tbk	1,847,827
14,356,900		Sarana Menara Nusantara Tbk PT	1,176,749
31,913,683		Telkom Indonesia Persero Tbk PT	8,530,067
4,868,500		Tower Bersama Infrastructure	1,011,262
		TOTAL INDONESIA	74,476,485

KOREA, REPUBLIC OF - 12.1%
16,390	*	Alteogen, Inc	981,672
20,444		Amorepacific Corp	3,181,321
6,011		BGF retail Co Ltd	835,047
54,027	*	Celltrion Healthcare Co Ltd	3,756,686
10,378	*	Celltrion Pharm Inc	1,010,857
62,031	*	Celltrion, Inc	10,679,242
40,178		Cheil Communications, Inc	820,988
4,814		CJ CheilJedang Corp	1,564,568
7,960		CJ Corp	654,435
6,865		CJ O Shopping Co Ltd	1,038,342
35,355		Coway Co Ltd	2,397,245
19,701	*	Daewoo Shipbuilding & Marine Engineering Co Ltd	437,579
31,679		Dongbu Insurance Co Ltd	1,609,919
28,387	*	Doosan Bobcat, Inc	927,763
179,619	*,e	Doosan Heavy Industries and Construction Co Ltd	3,757,435
11,283		DuzonBIzon Co Ltd	787,620
7,178		Ecopro BM Co Ltd	2,523,713
12,353		E-Mart Co Ltd	1,778,240
267

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

34,697		Fila Korea Ltd	$1,105,477
3,921		Green Cross Corp	922,490
37,492		GS Engineering & Construction Corp	1,330,362
32,912		GS Holdings Corp	1,191,891
193,028		Hana Financial Group, Inc	7,443,126
48,218		Hankook Tire Co Ltd	1,708,429
4,848		Hanmi Pharm Co Ltd	1,095,869
119,268		Hanon Systems	1,477,503
79,162	*	Hanwha Chemical Corp	2,777,224
56,582	*	HLB, Inc	2,037,739
10,509		Honam Petrochemical Corp	2,021,317
17,608		Hotel Shilla Co Ltd	1,318,963
9,135	*	HYBE Co Ltd	2,624,291
349,164		Hynix Semiconductor, Inc	30,779,004
51,219		Hyundai Engineering & Construction Co Ltd	2,214,205
11,986		Hyundai Glovis Co Ltd	1,726,106
24,718	*	Hyundai Heavy Industries	2,185,435
162,597	*,e	Hyundai Merchant Marine Co Ltd	3,720,260
42,050		Hyundai Mobis	9,089,907
88,592		Hyundai Motor Co	15,845,161
22,246		Hyundai Motor Co Ltd (2nd Preference)	1,869,030
14,071		Hyundai Motor Co Ltd (Preference)	1,177,471
33,263		Hyundai Robotics Co Ltd	1,803,341
53,538		Hyundai Steel Co	2,046,369
148,772		Industrial Bank of Korea	1,408,071
198,125		Kakao Corp	21,315,158
31,552	*,e	KakaoBank Corp	1,703,762
55,514	*	Kangwon Land, Inc	1,320,929
252,950		KB Financial Group, Inc	12,243,763
167,482		Kia Motors Corp	12,221,552
47,135		Korea Aerospace Industries Ltd	1,238,448
170,087		Korea Electric Power Corp	3,295,449
4,851	*	Korea Express Co Ltd	589,838
26,656		Korea Investment Holdings Co Ltd	1,993,638
11,381		Korea Kumho Petrochemical	1,674,569
5,312		Korea Zinc Co Ltd	2,445,750
109,993	*	Korean Air Lines Co Ltd	2,867,787
73,543		KT&G Corp	5,108,204
29,421		LG Chem Ltd	21,111,183
5,490		LG Chem Ltd (Preference)	1,803,345
55,118		LG Corp	4,308,987
152,796	*,e	LG Display Co Ltd	2,582,310
67,544		LG Electronics, Inc	6,987,688
6,214		LG Household & Health Care Ltd	6,219,506
2,402		LG Household & Health Care Ltd (Preference)	1,233,228
8,293		LG Innotek Co Ltd	1,490,721
121,798		LG Telecom Ltd	1,498,987
7,435		Lotte Shopping Co Ltd	669,177
220,527		Meritz Securities Co Ltd	881,199
156,000		Mirae Asset Daewoo Co Ltd	1,163,845
79,147		Naver Corp	27,518,034
10,468		NCsoft	5,624,537
15,238	g	Netmarble Corp	1,613,606
13,793		Orion Corp/Republic of Korea	1,394,939
268

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

18,420		Pacific Corp	$784,003
176,275		Pan Ocean Co Ltd	912,116
19,995	*	Pearl Abyss Corp	1,780,347
47,443		POSCO	12,033,046
20,027		POSCO Refractories & Environment Co Ltd	2,498,667
8,530		S1 Corp	608,156
10,607	*,g	Samsung Biologics Co Ltd	7,902,088
53,644		Samsung C&T Corp	5,252,465
34,614		Samsung Electro-Mechanics Co Ltd	4,713,968
3,055,400		Samsung Electronics Co Ltd	182,936,314
528,315		Samsung Electronics Co Ltd (Preference)	29,023,510
105,152	*	Samsung Engineering Co Ltd	2,236,478
19,884		Samsung Fire & Marine Insurance Co Ltd	3,941,457
485,384	*	Samsung Heavy Industries Co Ltd	2,652,530
44,094		Samsung Life Insurance Co Ltd	2,550,671
35,236		Samsung SDI Co Ltd	22,231,373
21,606		Samsung SDS Co Ltd	2,839,961
39,887		Samsung Securities Co Ltd	1,621,546
22,618	e	Seegene, Inc	1,034,825
20,431		Shin Poong Pharmaceutical Co Ltd	909,831
280,205		Shinhan Financial Group Co Ltd	9,147,830
5,178		Shinsegae Co Ltd	1,101,423
15,907	*	SK Biopharmaceuticals Co Ltd	1,287,949
12,818	*	SK Bioscience Co Ltd	2,522,904
7,140		SK Chemicals Co Ltd	1,103,179
21,559		SK Holdings Co Ltd	4,499,087
9,108	*,g	SK IE Technology Co Ltd	1,296,148
33,343	*	SK Innovation Co Ltd	6,953,683
5,343		SK Telecom Co Ltd	1,414,755
12,903		SKC Co Ltd	1,983,733
31,931		S-Oil Corp	2,793,888
332,734		Woori Financial Group, Inc	3,782,570
107,349		Woori Investment & Securities Co Ltd	1,212,479
36,970		Yuhan Corp	1,896,640
		TOTAL KOREA, REPUBLIC OF	623,241,472

KUWAIT - 0.6%
779,397		Agility Public Warehousing Co KSC	2,590,297
696,672	*	Boubyan Bank KSCP	1,807,257
3,050,710		Kuwait Finance House	8,431,426
303,475		Mabanee Co KPSC	793,018
1,363,760		Mobile Telecommunications Co KSC	2,700,855
4,457,596		National Bank of Kuwait SAKP	14,656,922
		TOTAL KUWAIT	30,979,775

LUXEMBOURG - 0.0%
81,022		Reinet Investments S.C.A	1,462,374
		TOTAL LUXEMBOURG	1,462,374

MALAYSIA - 1.4%
1,026,433	*	AMMB Holdings BHD	832,846
1,724,274		Axiata Group Bhd	1,644,743
4,134,365		Bumiputra-Commerce Holdings BHD	5,216,466
3,191,977		Dialog Group BHD	2,182,715
269

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

2,013,225		Digi.Com BHD	$2,060,325
72,100		Fraser & Neave Holdings BHD	471,148
1,435,275		Genting BHD	1,795,393
1,807,400		Genting Malaysia BHD	1,384,848
350,600		HAP Seng Consolidated BHD	663,778
1,018,700		Hartalega Holdings BHD	1,441,580
407,787		Hong Leong Bank BHD	1,853,309
103,006		Hong Leong Credit BHD	456,386
1,320,212		IHH Healthcare BHD	2,085,049
1,681,520		IOI Corp BHD	1,595,738
925,500		Kossan Rubber Industries	527,452
276,711		Kuala Lumpur Kepong BHD	1,444,697
2,519,980		Malayan Banking BHD	4,898,778
721,676	*	Malaysia Airports Holdings BHD	1,128,693
1,402,100		Maxis BHD	1,582,569
1,157,200		MISC BHD	1,979,473
55,500		Nestle Malaysia BHD	1,803,014
1,523,200		Petronas Chemicals Group BHD	3,196,476
211,400		Petronas Dagangan BHD	1,039,490
633,800		Petronas Gas BHD	2,564,274
406,340		PPB Group BHD	1,783,932
1,970,524		Press Metal BHD	2,648,612
9,303,015		Public Bank BHD	9,368,165
714,250		QL Resources BHD	871,037
1,124,679		RHB Capital BHD	1,517,519
1,702,965		Sime Darby BHD	933,526
1,062,465		Sime Darby Plantation BHD	1,030,193
1,055,046		Supermax Corp BHD	489,179
781,565		Telekom Malaysia BHD	1,092,501
1,448,063		Tenaga Nasional BHD	3,378,109
3,370,600		Top Glove Corp BHD	2,213,966
655,000		Westports Holdings BHD	707,039
		TOTAL MALAYSIA	69,883,018

MEXICO - 1.9%
21,899,841		America Movil S.A.B. de C.V.	19,519,238
392,100		Becle SAB de C.V.	896,261
9,675,197	*	Cemex S.A. de C.V.	6,222,052
342,775		Coca-Cola Femsa SAB de C.V.	1,847,236
276,625		Embotelladoras Arca SAB de C.V.	1,686,649
2,092,400		Fibra Uno Administracion S.A. de C.V.	2,079,391
1,226,511		Fomento Economico Mexicano S.A. de C.V.	10,083,508
144,490		Gruma SAB de C.V.	1,696,642
243,830		Grupo Aeroportuario del Pacifico S.A. de C.V. (B Shares)	3,073,693
130,501		Grupo Aeroportuario del Sureste S.A. de C.V. (Class B)	2,631,762
984,720		Grupo Bimbo S.A. de C.V. (Series A)	2,914,748
294,598		Grupo Carso S.A. de C.V. (Series A1)	990,913
1,641,828		Grupo Financiero Banorte S.A. de C.V.	10,395,001
1,437,844	*	Grupo Financiero Inbursa S.A.	1,443,571
1,927,232		Grupo Mexico S.A. de C.V. (Series B)	8,454,808
1,506,790		Grupo Televisa S.A.	3,059,249
95,704	*	Industrias Penoles S.A. de C.V.	1,227,166
1,297,242		Kimberly-Clark de Mexico S.A. de C.V. (Class A)	2,052,223
204,100		Megacable Holdings SAB de C.V.	601,356
270

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

642,123		Orbia Advance Corp SAB de C.V.	$1,668,933
148,435		Promotora y Operadora de Infraestructura SAB de C.V.	1,091,561
650,700	e	Telesites SAB de C.V.	593,557
3,488,784		Wal-Mart de Mexico SAB de C.V.	12,168,719
		TOTAL MEXICO	96,398,237

PAKISTAN - 0.0%
221,358		Habib Bank Ltd	163,074
106,897	*	Lucky Cement Ltd	483,188
439,285		MCB Bank Ltd	420,585
		TOTAL PAKISTAN	1,066,847

PERU - 0.2%
151,122	*,e	Cia de Minas Buenaventura S.A. (ADR) (Series B)	1,190,841
43,310		Credicorp Ltd	5,615,575
55,797		Southern Copper Corp	3,347,262
		TOTAL PERU	10,153,678

PHILIPPINES - 0.7%
1,279,604		Aboitiz Equity Ventures, Inc	1,228,582
177,253		Ayala Corp	3,034,504
5,187,793		Ayala Land, Inc	3,612,210
1,175,219		Bank of the Philippine Islands	2,027,084
1,220,376		BDO Unibank, Inc	3,003,599
22,881		Globe Telecom, Inc	1,359,878
72,726		GT Capital Holdings, Inc	815,120
650,460		International Container Term Services, Inc	2,322,611
1,920,286		JG Summit Holdings (Series B)	2,293,220
280,200		Jollibee Foods Corp	1,307,341
142,886		Manila Electric Co	814,055
6,294,000		Metro Pacific Investments Corp	468,643
1,222,490		Metropolitan Bank & Trust	1,156,224
49,655		PLDT, Inc	1,622,061
154,805		SM Investments Corp	2,963,436
6,356,749		SM Prime Holdings	4,181,563
589,527		Universal Robina	1,613,861
		TOTAL PHILIPPINES	33,823,992

POLAND - 0.8%
223,045	*,g	Allegro.eu S.A.	2,522,475
119,515		Bank Pekao S.A.	3,948,786
22,338		Bank Zachodni WBK S.A.	2,074,425
44,086		CD Projekt Red S.A.	1,921,390
172,719		Cyfrowy Polsat S.A.	1,544,650
30,192	*,g	Dino Polska S.A.	2,697,086
83,709		KGHM Polska Miedz S.A.	3,218,877
713		LPP S.A.	2,560,949
562,242	*	PGE Polska Grupa Energetyczna S.A.	1,383,551
202,836		Polski Koncern Naftowy Orlen S.A.	4,374,537
1,372,568		Polskie Gornictwo Naftowe i Gazownictwo S.A.	2,069,588
553,828	*	Powszechna Kasa Oszczednosci Bank Polski S.A.	6,781,004
385,578		Powszechny Zaklad Ubezpieczen S.A.	3,857,711
410,457	*	Telekomunikacja Polska S.A.	800,924
		TOTAL POLAND	39,755,953
271

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

QATAR - 0.8%
1,292,221		Barwa Real Estate Co	$1,120,372
1,189,355		Commercial Bank of Qatar QSC	1,995,869
954,802		Industries Qatar QSC	4,159,066
2,756,135		Masraf Al Rayan	3,614,541
2,727,752		Mesaieed Petrochemical Holding Co	1,802,166
542,367		Ooredoo QSC	1,030,810
296,975		Qatar Electricity & Water Co	1,372,511
326,682		Qatar Fuel QSC	1,650,009
1,595,400		Qatar Gas Transport Co Ltd	1,426,816
439,644		Qatar International Islamic Bank QSC	1,182,125
699,087		Qatar Islamic Bank SAQ	3,536,716
2,890,080		Qatar National Bank	16,272,079
		TOTAL QATAR	39,163,080

ROMANIA - 0.0%
285,652		NEPI Rockcastle plc	1,914,944
		TOTAL ROMANIA	1,914,944

RUSSIA - 4.0%
1,020,848		Gazprom (ADR)	10,055,353
2,851,696		Gazprom OAO (ADR)	27,983,305
271,672		LUKOIL PJSC (ADR)	27,718,694
181,323		Magnit PJSC (GDR)	3,358,102
31,982		Magnit PJSC (GDR)	592,307
8,155	*	Mail.ru (GDR)	166,713
68,204	*	Mail.Ru Group Ltd (GDR)	1,395,454
91,055		MMC Norilsk Nickel PJSC (ADR)	2,843,028
321,487		MMC Norilsk Nickel PJSC (ADR)	10,046,764
366,249		Mobile TeleSystems (ADR)	3,365,828
49,710		NovaTek OAO (GDR)	12,619,871
10,249		Novatek PJSC (GDR)	2,598,122
94,676		Novolipetsk Steel PJSC (GDR)	2,989,868
36,300	*	Ozon Holdings plc (ADR)	1,633,500
76,224		PhosAgro OAO (GDR)	1,823,278
29,616		PhosAgro PJSC (GDR)	708,415
241,566		Polymetal International plc	4,465,572
36,144		Polyus PJSC (GDR)	3,573,270
9,432		Polyus PJSC (GDR)	934,711
848,981	*	Rosneft Oil Co PJSC (GDR)	7,564,421
365,315		Sberbank of Russia (ADR)	7,335,525
1,380,561		Sberbank of Russian Federation (ADR)	27,687,170
34,733		Severstal (GDR)	793,996
121,222		Severstal (GDR) (Equiduct)	2,772,227
1,037,079		Surgutneftegaz (ADR)	5,015,833
129,740		Tatneft PAO (ADR)	5,933,154
30,898		Tatneft PJSC (ADR)	1,409,412
72,707		TCS Group Holding plc (ADR)	7,445,197
3,810		TCS Group Holding plc (GDR)	391,190
911,463		VTB Bank PJSC (GDR) Equiduct	1,324,914
281,650	*	VTB Bank PJSC (GDR) Tradegate	410,082
66,543		X 5 Retail Group NV (GDR)	2,266,854
22,024		X5 Retail Group NV (GDR)	749,697
195,500	*	Yandex NV	16,195,220
		TOTAL RUSSIA	206,167,047
272

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

SAUDI ARABIA - 3.4%
28,175		Abdullah Al Othaim Markets Co	$869,835
67,958		Advanced Petrochemical Co	1,350,464
797,066		Al Rajhi Bank	29,452,491
608,793		Alinma Bank	4,081,992
158,255		Almarai Co JSC	2,231,915
375,691		Arab National Bank	2,308,241
223,373	*	Bank AlBilad	2,516,000
256,343		Bank Al-Jazira	1,314,074
365,363		Banque Saudi Fransi	4,115,435
36,439		Bupa Arabia for Cooperative Insurance Co	1,404,751
39,093		Co for Cooperative Insurance	896,318
346,765	*	Dar Al Arkan Real Estate Development Co	915,206
33,661		Dr Sulaiman Al Habib Medical Services Group Co	1,487,908
249,998	*	Emaar Economic City	846,457
226,177		Etihad Etisalat Co	1,824,057
36,363		Jarir Marketing Co	1,966,039
263,157	*	Mobile Telecommunications Co Saudi Arabia	952,750
30,928		Mouwasat Medical Services Co	1,482,539
1,413,086		National Commercial Bank	24,826,673
211,981	*	National Industrialization Co	1,410,958
82,046		National Petrochemical Co	1,052,124
160,082	*	Rabigh Refining & Petrochemical Co	1,220,711
841,489		Riyad Bank	6,629,342
136,998		SABIC Agri-Nutrients Co	6,011,170
239,838		Sahara International Petrochemical Co	2,807,030
267,919	*	Saudi Arabian Mining Co	5,828,519
1,458,337	g	Saudi Arabian Oil Co	14,677,070
585,518		Saudi Basic Industries Corp	20,180,724
525,175		Saudi British Bank	4,641,113
53,710		Saudi Cement Co	847,698
533,329		Saudi Electricity Co	4,057,308
136,324		Saudi Industrial Investment Group	1,377,892
466,270	*	Saudi Kayan Petrochemical Co	2,538,232
380,504		Saudi Telecom Co	11,886,430
158,145		Savola Group	1,542,702
158,266		Yanbu National Petrochemical Co	3,210,974
		TOTAL SAUDI ARABIA	174,763,142

SINGAPORE - 0.0%
139,400	g	BOC Aviation Ltd	1,219,858
		TOTAL SINGAPORE	1,219,858

SOUTH AFRICA - 2.9%
447,962		Absa Group Ltd	4,097,783
70,170		African Rainbow Minerals Ltd	936,914
35,039		Anglo American Platinum Ltd	3,540,373
248,816		Aspen Pharmacare Holdings Ltd	3,962,324
209,256	e	Bid Corp Ltd	4,491,161
184,716		Bidvest Group Ltd	2,312,864
51,664	e	Capitec Bank Holdings Ltd	5,772,771
273

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

161,796		Clicks Group Ltd	$2,953,532
266,032	*	Discovery Holdings Ltd	2,437,045
171,642		Exxaro Resources Ltd	1,879,354
3,238,677	e	FirstRand Ltd	12,302,676
554,428		Gold Fields Ltd	5,151,872
2,313,870		Growthpoint Properties Ltd	1,963,192
356,092		Harmony Gold Mining Co Ltd	1,278,046
518,204		Impala Platinum Holdings Ltd	6,706,778
35,414		Kumba Iron Ore Ltd	1,077,655
159,551		Mr Price Group Ltd	2,088,630
1,093,762	*	MTN Group Ltd	9,807,904
240,416		MultiChoice Group Ltd	1,911,838
138,720		Naspers Ltd (N Shares)	23,492,757
248,389		Nedbank Group Ltd	2,830,402
230,054	*	Northam Platinum Holdings Ltd	3,445,162
3,200,816		Old Mutual Ltd	3,266,823
445,453	e	Rand Merchant Investment Holdings Ltd	1,190,110
328,042		Remgro Ltd	2,891,280
1,177,477		Sanlam Ltd	4,837,099
368,594	*	Sasol Ltd	6,190,893
313,399		Shoprite Holdings Ltd	3,723,652
1,821,277		Sibanye Stillwater Ltd	6,374,014
122,209		Spar Group Ltd	1,559,955
834,828		Standard Bank Group Ltd	7,397,763
113,717		Tiger Brands Ltd	1,434,360
389,336		Vodacom Group Pty Ltd	3,455,723
616,700		Woolworths Holdings Ltd	2,170,801
		TOTAL SOUTH AFRICA	148,933,506

TAIWAN - 14.3%
341,000		Accton Technology Corp	2,981,308
1,814,380		Acer, Inc	1,698,226
303,407		Advantech Co Ltd	3,967,960
2,152,011		ASE Technology Holding Co Ltd	7,697,778
1,395,512		Asia Cement Corp	2,222,728
17,000		ASMedia Technology, Inc	996,432
450,500		Asustek Computer, Inc	5,727,573
5,170,000		AU Optronics Corp	3,552,943
437,389		Catcher Technology Co Ltd	2,536,160
5,094,604		Cathay Financial Holding Co Ltd	10,619,662
843,976		Chailease Holding Co Ltd	8,083,222
2,527,871		Chang Hwa Commercial Bank	1,492,755
983,922		Cheng Shin Rubber Industry Co Ltd	1,207,607
8,747,754		China Development Financial Holding Corp	4,471,226
1,220,960		China Life Insurance Co Ltd	1,276,237
7,466,151		China Steel Corp	9,001,611
11,778,282		Chinatrust Financial Holding Co	9,835,560
2,433,763		Chunghwa Telecom Co Ltd	9,657,787
2,596,000		Compal Electronics, Inc	2,284,634
1,242,768		Delta Electronics, Inc	10,970,378
7,408,694		E.Sun Financial Holding Co Ltd	7,079,171
120,316		Eclat Textile Co Ltd	2,629,284
1,626,980		Evergreen Marine Corp Taiwan Ltd	5,854,982
2,001,071		Far Eastern Textile Co Ltd	2,095,813
274

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

1,014,000		Far EasTone Telecommunications Co Ltd	$2,231,235
281,513		Feng TAY Enterprise Co Ltd	2,190,475
6,369,034		First Financial Holding Co Ltd	5,243,724
2,202,173		Formosa Chemicals & Fibre Corp	6,390,013
782,064		Formosa Petrochemical Corp	2,815,667
2,460,453		Formosa Plastics Corp	9,530,466
584,512		Foxconn Technology Co Ltd	1,451,291
4,927,494		Fubon Financial Holding Co Ltd	13,025,449
6,091,328		Fuhwa Financial Holdings Co Ltd	5,414,477
191,000		Giant Manufacturing Co Ltd	2,218,325
140,509		Globalwafers Co Ltd	3,855,286
170,697		Hiwin Technologies Corp	1,900,836
8,017,002		Hon Hai Precision Industry Co, Ltd	30,948,338
185,608		Hotai Motor Co Ltd	4,087,110
5,131,917		Hua Nan Financial Holdings Co Ltd	3,757,776
5,939,487		InnoLux Display Corp	3,572,785
1,719,060		Inventec Co Ltd	1,644,121
63,125		Largan Precision Co Ltd	4,704,023
1,307,778		Lite-On Technology Corp	2,885,979
970,170		MediaTek, Inc	31,930,899
6,827,125		Mega Financial Holding Co Ltd	8,204,425
423,000		Micro-Star International Co Ltd	2,134,682
32,000		momo.com, Inc	2,062,088
3,330,860		Nan Ya Plastics Corp	10,221,945
143,000		Nan Ya Printed Circuit Board Corp	2,530,277
793,000		Nanya Technology Corp	1,901,395
98,000		Nien Made Enterprise Co Ltd	1,346,817
370,474		Novatek Microelectronics Corp Ltd	5,556,717
154,000	*	Oneness Biotech Co Ltd	1,450,923
1,250,000		Pegatron Technology Corp	3,060,049
98,000		Phison Electronics Corp	1,381,829
1,479,512		Pou Chen Corp	1,814,500
464,000		Powertech Technology, Inc	1,628,081
437,000		President Chain Store Corp	4,416,775
1,728,000		Quanta Computer, Inc	4,854,817
288,085		Realtek Semiconductor Corp	5,181,967
742,500		Ruentex Development Co Ltd	1,894,966
2,186,421		Shanghai Commercial & Savings Bank Ltd	3,462,554
7,277,684		Shin Kong Financial Holding Co Ltd	2,564,921
6,275,717		SinoPac Financial Holdings Co Ltd	3,196,141
808,050		Synnex Technology International Corp	1,565,635
6,604,077		Taishin Financial Holdings Co Ltd	4,335,546
3,204,958		Taiwan Cement Corp	5,561,329
5,765,944		Taiwan Cooperative Financial Holding	4,688,121
1,211,000		Taiwan High Speed Rail Corp	1,265,477
1,202,859		Taiwan Mobile Co Ltd	4,242,696
15,759,848		Taiwan Semiconductor Manufacturing Co Ltd	334,428,542
784,000		Unimicron Technology Corp	5,374,195
3,029,908		Uni-President Enterprises Corp	7,268,513
7,600,452		United Microelectronics Corp	15,778,340
588,000		Vanguard International Semiconductor Corp	3,063,934
199,000		Walsin Technology Corp	1,083,359
404,400		Wan Hai Lines Ltd	2,333,020
209,878		Win Semiconductors Corp	2,708,755
275

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

1,942,000		Winbond Electronics Corp	$1,841,294
1,658,560		Wistron Corp	1,743,064
51,000		Wiwynn Corp	1,633,810
954,660		WPG Holdings Co Ltd	1,783,420
241,009		Yageo Corp	3,772,205
1,027,000	*	Yang Ming Marine Transport	3,585,076
396,127		Zhen Ding Technology Holding Ltd	1,371,795
		TOTAL TAIWAN	736,033,307

TANZANIA, UNITED REPUBLIC OF - 0.1%
259,285		AngloGold Ashanti Ltd	4,783,480
		TOTAL TANZANIA, UNITED REPUBLIC OF	4,783,480

THAILAND - 1.6%
872,200		Advanced Info Service PCL	4,974,034
2,265,400		Airports of Thailand PCL	4,414,816
3,258,300	*	Asset World Corp PCL	449,446
341,700		B Grimm Power PCL	438,109
945,100		Bangkok Commercial Asset Management PCL	541,944
5,499,000		Bangkok Dusit Medical Services PCL	3,910,989
3,279,100		Bangkok Expressway & Metro PCL	890,032
502,500		Berli Jucker PCL	512,046
3,990,500		BTS Group Holdings PCL	1,149,035
267,700		Bumrungrad Hospital PCL	1,175,748
159,400		Carabao Group PCL	596,478
1,108,400		Central Pattana PCL	1,983,449
862,216		Central Retail Corp PCL	904,379
2,126,680		Charoen Pokphand Foods PCL	1,619,092
4,141,055		CP ALL plc	8,000,744
180,100		Delta Electronics Thai PCL	2,257,865
152,000		Electricity Generating PCL	819,152
862,900		Energy Absolute PCL	1,706,639
422,100		Global Power Synergy Co Ltd	993,284
1,486,550		Gulf Energy Development PCL	1,940,291
3,045,126		Home Product Center PCL	1,341,910
952,078		Indorama Ventures PCL	1,208,581
712,300		Intouch Holdings PCL (Class F)	1,615,924
5,139,460		Krung Thai Bank PCL	1,783,914
388,200		Krungthai Card PCL	676,834
4,845,700		Land and Houses PCL Co Reg	1,236,154
1,641,970	*	Minor International PCL	1,621,769
362,200		Muangthai Capital PCL	662,531
559,800		Osotspa PCL	553,199
1,122,198		PTT Exploration & Production PCL	3,969,610
1,781,129		PTT Global Chemical PCL	3,370,815
1,400,000		PTT Oil & Retail Business PCL	1,161,826
7,173,300		PTT PCL	8,235,399
424,400		Ratch Group PCL	582,009
734,000		SCG Packaging PCL	1,421,835
554,658		Siam Cement PCL	6,602,537
463,800		Siam Commercial Bank PCL	1,763,446
445,000		Sri Trang Gloves Thailand PCL	409,026
423,900		Srisawad Corp PCL	819,565
1,259,300		Thai Oil PCL	2,113,208
1,393,400		Thai Union Group PCL	877,633
6,115,448		True Corp PCL	748,551
		TOTAL THAILAND	82,053,848
276

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

TURKEY - 0.3%
1,949,152		Akbank TAS	$1,188,062
370,914		Aselsan Elektronik Sanayi Ve Ticaret AS	633,880
302,276		BIM Birlesik Magazalar AS	1,954,073
893,444		Eregli Demir ve Celik Fabrikalari TAS	1,865,509
41,937		Ford Otomotiv Sanayi AS	809,601
495,262		KOC Holding AS	1,214,716
781,989		Turkcell Iletisim Hizmet AS	1,243,667
1,545,744		Turkiye Garanti Bankasi AS	1,583,688
995,621		Turkiye Is Bankasi (Series C)	584,068
88,608	*	Turkiye Petrol Rafinerileri AS	1,275,160
874,068		Turkiye Sise ve Cam Fabrikalari AS	787,334
		TOTAL TURKEY	13,139,758

UNITED ARAB EMIRATES - 0.8%
1,741,051		Abu Dhabi Commercial Bank PJSC	3,934,150
903,059		Abu Dhabi Islamic Bank PJSC	1,437,841
2,330,495		Abu Dhabi National Oil Co for Distribution PJSC	2,715,522
2,451,819		Aldar Properties PJSC	2,697,715
1,134,078		Dubai Islamic Bank PJSC	1,581,200
2,317,044		Emaar Properties PJSC	2,536,537
1,613,226		Emirates NBD Bank PJSC	6,126,758
1,081,194		Emirates Telecommunications Group Co PJSC	7,541,789
2,812,141		National Bank of Abu Dhabi PJSC	13,649,130
		TOTAL UNITED ARAB EMIRATES	42,220,642

UNITED STATES - 1.2%
24,800	*	Globant S.A.	7,915,912
880,000		iShares MSCI Emerging Markets	44,809,600
19,226		iShares MSCI South Korea Index Fund	1,528,275
566,264		JBS S.A.	3,918,035
122,329		Vanguard Emerging Markets ETF	6,197,187
		TOTAL UNITED STATES	64,369,009

		TOTAL COMMON STOCKS	5,122,643,660
		(Cost $3,941,541,066)

PREFERRED STOCKS - 0.0%

PHILIPPINES - 0.0%
307,700	*,†	Ayala Land, Inc	610
		TOTAL PHILIPPINES	610

		TOTAL PREFERRED STOCKS	610
		(Cost $725)
277

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY		EXPIRATION DATE	VALUE

RIGHTS / WARRANTS - 0.0%

BRAZIL - 0.0%
32,322	†	Ultrapar Participacoes S.A.		10/12/21	$0
		TOTAL BRAZIL			0

THAILAND - 0.0%
399,050		BTS Group Holdings PCL		12/31/99	0
798,100		BTS Group Holdings PCL		12/31/99	0
11,796		Srisawad Corp PCL		08/29/25	3,982
		TOTAL THAILAND			3,982

		TOTAL RIGHTS / WARRANTS			3,982
		(Cost $0)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.0%

GOVERNMENT AGENCY DEBT - 0.6%
$19,955,000		Federal Agricultural Mortgage Corp (FAMC)	0.000%	12/16/21	19,954,002
10,000,000		Federal Home Loan Bank (FHLB)	0.000	12/29/21	9,999,356
		TOTAL GOVERNMENT AGENCY DEBT			29,953,358

TREASURY DEBT - 0.2%
11,004,000		United States Treasury Bill	0.000	11/02/21	11,003,994
		TOTAL TREASURY DEBT			11,003,994

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.2%
12,418,395	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030		12,418,395
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			12,418,395

		TOTAL SHORT-TERM INVESTMENTS			53,375,747
		(Cost $53,376,076)
		TOTAL INVESTMENTS - 100.4%			5,176,045,982
		(Cost $3,994,940,523)
		OTHER ASSETS & LIABILITIES, NET - (0.4)%			(20,684,741)
		NET ASSETS - 100.0%			$5,155,361,241

Abbreviation(s):
	ADR	American Depositary Receipt
	ETF	Exchange Traded Fund
	GDR	Global Depositary Receipt
	INR	Indian Rupee

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $57,845,311.
278

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/21, the aggregate value of these securities is $294,342,756 or 5.7% of net assets.

Futures contracts outstanding as of October 31, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
ICE US MSCI Emerging Markets EM Index Futures	795	12/17/21	$50,081,956	$50,164,500	$82,544

279

TIAA-CREF FUNDS – International Equity Index Fund

TIAA-CREF FUNDS

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.9%

AUSTRALIA - 7.8%
232,874	*	Afterpay Touch Group Ltd	$21,573,303
762,258		AGL Energy Ltd	3,287,336
251,339		Ampol Ltd	5,813,789
1,291,305		APA Group	8,012,092
641,649		Aristocrat Leisure Ltd	22,757,182
2,013,284		Aurizon Holdings Ltd	5,132,790
2,227,151		AusNet Services	4,141,721
3,052,922		Australia & New Zealand Banking Group Ltd	64,967,612
211,499		Australian Stock Exchange Ltd	13,300,704
989,098	*,†	AZ BGP Holdings	2,976
3,163,699	e	BHP Billiton Ltd	86,897,263
2,270,077		BHP Group plc	59,956,300
532,981		BlueScope Steel Ltd	8,328,417
1,604,161		Brambles Ltd	12,170,274
70,987		Cochlear Ltd	11,873,433
1,432,189		Coles Group Ltd	18,559,704
1,904,062		Commonwealth Bank of Australia	150,920,137
575,444		Computershare Ltd	8,188,207
397,808	*	Crown Resorts Ltd	2,998,678
489,968		CSL Ltd	111,487,460
1,131,573		Dexus Property Group	9,282,046
65,798		Domino’s Pizza Enterprises Ltd	6,749,431
1,425,026		Endeavour Group Ltd	7,322,451
1,945,908		Evolution Mining Ltd	5,283,022
1,810,008		Fortescue Metals Group Ltd	18,860,350
10,763,191		Glencore Xstrata plc	53,822,201
1,786,342		Goodman Group	29,576,251
2,069,564		GPT Group	8,079,673
2,583,389		Insurance Australia Group Ltd	9,360,845
748,260		Lend Lease Corp Ltd	5,927,871
368,829		Macquarie Group Ltd	54,422,850
141,382		Magellan Financial Group Ltd	3,719,207
3,009,007		Medibank Pvt Ltd	7,562,024
4,227,895		Mirvac Group	9,023,024
3,541,998		National Australia Bank Ltd	77,010,032
878,036		Newcrest Mining Ltd	16,450,747
1,189,696		Northern Star Resources Ltd	8,236,069
2,155,204		Oil Search Ltd	6,982,005
436,909		Orica Ltd	5,015,405
1,891,158		Origin Energy Ltd	7,243,096
1,086,474	*	Qantas Airways Ltd	4,400,260
1,584,352		QBE Insurance Group Ltd	14,185,385
200,402		Ramsay Health Care Ltd	10,710,703
59,966		REA Group Ltd	7,277,996
313,037		Reece Ltd	4,746,656
280

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

397,575		Rio Tinto Ltd	$27,238,949
1,207,355		Rio Tinto plc	75,280,352
1,989,584		Santos Ltd	10,447,441
5,572,664		Scentre Group	12,710,605
355,980		Seek Ltd	8,847,128
494,306		Sonic Healthcare Ltd	14,999,454
5,066,293		South32 Ltd	13,666,744
2,554,858		Stockland Trust Group	8,806,443
1,347,050		Suncorp-Metway Ltd	11,919,833
1,393,351	*	Sydney Airport	8,640,778
2,340,116		Tabcorp Holdings Ltd	8,811,362
4,499,887		Telstra Corp Ltd	13,006,823
3,269,456		Transurban Group	33,312,986
769,998		Treasury Wine Estates Ltd	6,718,637
4,355,134		Vicinity Centres	5,687,734
237,811	e	Washington H Soul Pattinson & Co Ltd	5,856,498
1,226,296		Wesfarmers Ltd	53,056,578
3,936,508		Westpac Banking Corp	76,585,264
158,294		Wisetech Global Ltd	6,169,319
1,022,016		Woodside Petroleum Ltd	17,866,448
1,365,066		Woolworths Ltd	39,320,471
		TOTAL AUSTRALIA	1,470,568,825

AUSTRIA - 0.3%
299,076		Erste Bank der Oesterreichischen Sparkassen AG.	12,826,086
515,212		Mondi plc	12,866,777
161,100		OMV AG.	9,753,529
156,670		Raiffeisen International Bank Holding AG.	4,577,885
72,295		Verbund AG.	7,536,193
128,811		Voestalpine AG.	4,892,379
		TOTAL AUSTRIA	52,452,849

BELGIUM - 0.8%
186,311		Ageas	9,063,600
816,563		Anheuser-Busch InBev S.A.	49,946,859
58,730		Colruyt S.A.	2,883,518
34,091		Elia System Operator S.A.	3,977,175
121,350		Groupe Bruxelles Lambert S.A.	14,080,384
267,352		KBC Groep NV	24,896,613
189,430		Proximus plc	3,567,262
16,589		Sofina S.A.	7,340,719
77,148		Solvay S.A.	9,170,743
135,624		UCB S.A.	16,210,546
210,706		Umicore S.A.	12,081,141
		TOTAL BELGIUM	153,218,560

BRAZIL - 0.1%
187,217		Yara International ASA	9,784,497
		TOTAL BRAZIL	9,784,497

CHILE - 0.0%
422,054		Antofagasta plc	8,232,263
		TOTAL CHILE	8,232,263
281

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

CHINA - 0.7%
3,845,438		BOC Hong Kong Holdings Ltd	$12,185,595
1,790,521	g	Budweiser Brewing Co APAC Ltd	4,911,044
2,129,400		Chow Tai Fook Jewellery Group Ltd	4,343,123
2,144,697	*,g	ESR Cayman Ltd	6,939,950
56,000	*,e	Futu Holdings Ltd (ADR)	2,997,120
1,001,560		Prosus NV	88,220,389
1,488,000		SITC International Co Ltd	5,029,203
2,069,361		Wilmar International Ltd	6,616,043
		TOTAL CHINA	131,242,467

DENMARK - 2.7%
184,057		Ambu A.S.	5,239,538
3,395		AP Moller - Maersk AS (Class A)	9,321,511
6,242		AP Moller - Maersk AS (Class B)	18,088,989
107,832		Carlsberg AS (Class B)	17,804,766
114,364		Chr Hansen Holding A/S	9,099,358
128,478		Coloplast AS	20,982,766
744,135		Danske Bank AS	12,591,971
117,128	*	Demant A.S.	5,678,125
216,393		DSV AS	50,293,455
70,517	*	Genmab AS	31,679,865
134,039		GN Store Nord	8,145,175
1,807,285		Novo Nordisk AS	198,177,581
223,529		Novozymes AS	16,442,528
201,104	g	Orsted AS	28,404,426
107,981		Pandora AS	15,110,381
8,858		Rockwool International AS (B Shares)	4,050,901
378,871		Tryg A.S.	8,991,785
1,082,877		Vestas Wind Systems A.S.	46,812,353
		TOTAL DENMARK	506,915,474

FINLAND - 1.2%
154,659		Elisa Oyj (Series A)	9,333,707
474,521		Fortum Oyj	14,112,285
285,343		Kesko Oyj (B Shares)	9,286,340
369,008		Kone Oyj (Class B)	25,165,997
452,915		Neste Oil Oyj	25,214,599
5,796,233	*	Nokia Oyj	33,267,506
3,483,239		Nordea Bank Abp	42,658,593
118,619		Orion Oyj (Class B)	5,136,630
536,733		Sampo Oyj (A Shares)	28,533,433
634,710		Stora Enso Oyj (R Shares)	10,561,269
568,554		UPM-Kymmene Oyj	20,064,796
528,031		Wartsila Oyj (B Shares)	7,322,855
		TOTAL FINLAND	230,658,010

FRANCE - 10.4%
185,678	*	Accor S.A.	6,644,749
301,098	*	Adevinta ASA	4,973,610
31,895	*	Aeroports de Paris	4,255,570
507,910		Air Liquide	84,799,477
634,112	*	Airbus SE	81,345,170
282

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

335,647		Alstom RGPT	$11,961,717
66,280	g	Amundi S.A.	5,905,358
64,581		Arkema	8,834,293
107,341		Atos Origin S.A.	5,600,267
2,081,743		AXA S.A.	60,564,116
45,652		BioMerieux	5,814,628
1,209,329		BNP Paribas S.A.	80,949,110
918,145		Bollore	5,336,442
241,755		Bouygues S.A.	9,794,777
308,913		Bureau Veritas S.A.	9,818,807
171,981		Cap Gemini S.A.	40,099,576
669,528		Carrefour S.A.	12,121,038
223,167		CNP Assurances	5,591,484
544,566		Compagnie de Saint-Gobain	37,581,879
1,251,636		Credit Agricole S.A.	18,883,382
697,586		Danone	45,472,656
24,650		Dassault Aviation S.A.	2,576,020
719,100		Dassault Systemes SE	41,993,565
261,329		Edenred	14,140,827
90,594		Eiffage S.A.	9,324,402
508,212		Electricite de France	7,490,004
1,954,748		Engie S.A.	27,806,578
305,833		Essilor International S.A.	63,276,023
41,866		Eurazeo	3,924,259
129,965		Faurecia	6,787,810
55,898		Fonciere Des Regions	4,841,543
48,418		Gecina S.A.	6,775,551
470,638		Getlink S.E.	7,243,646
34,229		Hermes International	54,352,735
42,635		Ipsen	4,412,461
80,500		Kering	60,418,028
231,503		Klepierre	5,511,221
104,793	g	La Francaise des Jeux SAEM	5,441,420
284,046		Legrand S.A.	30,986,585
272,082		L’Oreal S.A.	124,465,197
298,159		LVMH Moet Hennessy Louis Vuitton S.A.	233,792,881
180,060		Michelin (C.G.D.E.) (Class B)	28,308,571
2,114,712		Orange S. A.	23,060,827
55,373		Orpea	5,783,930
227,171		Pernod-Ricard S.A.	52,262,982
238,435		Publicis Groupe S.A.	16,006,957
24,068		Remy Cointreau S.A.	4,861,966
209,309	*	Renault S.A.	7,542,257
367,378		Safran S.A.	49,445,303
1,216,911		Sanofi-Aventis	122,231,538
29,751		Sartorius Stedim Biotech	16,397,884
177,844		SCOR SE	5,987,141
31,635		SEB S.A.	4,956,864
872,025		Societe Generale	29,129,056
94,331		Sodexho Alliance S.A.	9,177,394
377,709		Suez Environnement S.A.	8,595,092
62,776		Teleperformance	26,222,266
112,915		Thales S.A.	10,419,626
2,685,731		Total S.A.	134,487,843
283

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

100,453	*	Ubisoft Entertainment	$5,260,099
120,884	*	Unibail-Rodamco-Westfield	8,631,685
13,298	*	Unibail-Rodamco-Westfield	950,173
249,077		Valeo S.A.	7,318,395
778,737		Veolia Environnement	25,432,749
572,056		Vinci S.A.	61,158,617
775,604	*	Vivendi SE	22,518,062
759,551		Vivendi Universal S.A.	9,784,963
28,103		Wendel	3,743,587
252,929	*,g	Worldline S.A.	14,749,845
		TOTAL FRANCE	1,976,334,534

GERMANY - 8.6%
204,752		Adidas-Salomon AG.	67,015,578
445,009		Allianz AG.	103,335,693
1,129,380		Aroundtown S.A.	7,848,638
991,195		BASF SE	71,339,913
1,054,532		Bayer AG.	59,430,948
361,510		Bayerische Motoren Werke AG.	36,525,524
57,447		Bayerische Motoren Werke AG. (Preference)	4,896,881
89,059		Bechtle AG.	6,680,648
110,964		Beiersdorf AG.	11,799,177
166,363		Brenntag AG.	15,827,486
42,525		Carl Zeiss Meditec AG.	8,564,119
1,103,371	*	Commerzbank AG.	8,057,785
117,706	*	Continental AG.	13,838,859
208,242	g	Covestro AG.	13,335,529
922,451		Daimler AG. (Registered)	91,564,715
594,816		Deutsche Annington Immobilien SE	36,083,201
2,226,261	*	Deutsche Bank AG. (Registered)	28,597,007
204,374		Deutsche Boerse AG.	33,927,527
791,888	*,e	Deutsche Lufthansa AG.	5,234,785
1,066,448		Deutsche Post AG.	66,020,572
3,582,665		Deutsche Telekom AG.	66,627,359
2,398,015		E.ON AG.	30,406,350
224,077		Evonik Industries AG.	7,260,274
220,449		Fresenius Medical Care AG.	14,644,221
450,424		Fresenius SE	20,473,458
74,633		FUCHS PETROLUB SE	3,575,267
163,358		GEA Group AG.	8,045,572
65,132		Hannover Rueckversicherung AG.	11,892,053
162,578		HeidelbergCement AG.	12,242,923
178,075	*	HelloFresh SE	14,430,995
109,326		Henkel KGaA	9,130,064
191,446		Henkel KGaA (Preference)	17,151,169
1,408,252		Infineon Technologies AG.	65,950,320
77,027		KION Group AG.	8,413,563
79,073		Knorr-Bremse AG.	8,345,522
90,077		Lanxess AG.	6,069,601
80,351		LEG Immobilien AG.	11,951,651
140,889		Merck KGaA	33,295,557
57,458		MTU Aero Engines Holding AG.	12,798,050
151,528		Muenchener Rueckver AG.	44,865,367
62,371		Nemetschek AG.	7,161,225
284

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

165,537		Porsche AG.	$17,228,500
113,574		Puma AG. Rudolf Dassler Sport	14,088,835
5,671		Rational AG.	5,628,733
686,639		RWE AG.	26,429,870
1,122,558		SAP AG.	162,558,844
28,186		Sartorius AG.	18,257,128
93,975	g	Scout24 AG.	6,544,986
823,517		Siemens AG.	133,888,943
428,747	*	Siemens Energy AG.	12,305,288
307,188	g	Siemens Healthineers AG.	20,429,820
141,497		Symrise AG.	19,572,161
164,438	*,g	TeamViewer AG.	2,454,281
1,037,242		Telefonica Deutschland Holding AG.	2,702,449
98,243		Uniper SE	4,342,991
102,839		United Internet AG.	3,794,798
43,819	e	Volkswagen AG.	14,245,462
186,856		Volkswagen AG. (Preference)	41,936,356
238,024	*,g	Zalando SE	22,488,640
		TOTAL GERMANY	1,633,553,231

HONG KONG - 2.5%
13,020,147		AIA Group Ltd	145,916,902
2,188,289		CK Asset Holdings Ltd	13,517,180
658,044		CK Infrastructure Holdings Ltd	3,967,343
1,788,382		CLP Holdings Ltd	17,509,905
2,237,237		Hang Lung Properties Ltd	5,192,299
802,010		Hang Seng Bank Ltd	15,240,540
1,554,728		Henderson Land Development Co Ltd	6,509,926
3,217,111		HK Electric Investments & HK Electric Investments Ltd	3,204,500
4,346,835		HKT Trust and HKT Ltd	5,898,798
11,941,292		Hong Kong & China Gas Ltd	18,551,164
1,561,427		Hong Kong Electric Holdings Ltd	9,542,351
1,296,164		Hong Kong Exchanges and Clearing Ltd	78,083,130
1,238,970		Hongkong Land Holdings Ltd	6,841,927
231,577		Jardine Matheson Holdings Ltd	13,450,712
2,253,602		Link REIT	19,965,648
264,934	*	Melco Crown Entertainment Ltd (ADR)	2,869,235
1,709,688		MTR Corp	9,326,540
1,637,588		New World Development Co Ltd	7,102,922
3,642,833	e	Sino Land Co	4,788,084
1,405,471		Sun Hung Kai Properties Ltd	18,634,188
516,112		Swire Pacific Ltd (Class A)	3,244,583
1,354,634		Swire Properties Ltd	3,631,728
1,469,160		Techtronic Industries Co	30,184,261
9,175,105	g	WH Group Ltd	6,431,877
1,793,426		Wharf Real Estate Investment Co Ltd	10,129,732
1,987,770		Xinyi Glass Holdings Co Ltd	5,601,426
		TOTAL HONG KONG	465,336,901

IRELAND - 0.7%
845,715		CRH plc	40,470,695
178,867	*	Flutter Entertainment plc	33,860,693
172,271		Kerry Group plc (Class A)	23,120,764
165,126		Kingspan Group plc	19,010,125
266,712		Smurfit Kappa Group plc	13,980,134
		TOTAL IRELAND	130,442,411
285

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

ISRAEL - 0.6%
47,744		Azrieli Group	$4,465,178
1,220,785		Bank Hapoalim Ltd	12,023,463
1,560,975		Bank Leumi Le-Israel	14,914,126
119,234	*	Check Point Software Technologies	14,260,386
30,872		Elbit Systems Ltd	4,866,400
731,792		Israel Chemicals Ltd	6,271,454
1,249,054	*	Israel Discount Bank Ltd	7,547,069
154,796		Mizrahi Tefahot Bank Ltd	5,632,252
68,086	*	Nice Systems Ltd	19,247,860
1,168,610	*	Teva Pharmaceutical Industries Ltd (ADR)	10,213,651
60,153	*	Wix.com Ltd	11,186,052
		TOTAL ISRAEL	110,627,891

ITALY - 2.0%
133,846		Amplifon S.p.A.	6,811,188
1,188,734		Assicurazioni Generali S.p.A.	25,884,911
533,515	*	Autostrade S.p.A.	10,311,979
571,570		Davide Campari-Milano NV	8,118,668
27,514		DiaSorin S.p.A.	6,219,923
8,710,101		Enel S.p.A.	72,919,069
2,711,857		ENI S.p.A.	38,867,528
136,591		Ferrari NV	32,411,250
666,074	*	FinecoBank Banca Fineco S.p.A	12,720,542
367,524	g	Infrastrutture Wireless Italiane S.p.A	4,060,443
17,789,307		Intesa Sanpaolo S.p.A.	50,560,341
672,087	*	Mediobanca S.p.A.	8,019,828
218,585		Moncler S.p.A	15,730,335
463,300	*,g	Nexi S.p.A	8,055,468
566,976	g	Poste Italiane S.p.A	8,097,454
282,422		Prysmian S.p.A.	10,678,110
110,845		Recordati S.p.A.	6,945,208
2,169,416		Snam Rete Gas S.p.A.	12,287,114
5,933,379		Telecom Italia RSP	2,255,714
10,444,730		Telecom Italia S.p.A.	3,726,154
1,449,790		Terna Rete Elettrica Nazionale S.p.A.	10,802,086
2,291,077		UniCredit S.p.A.	30,286,755
		TOTAL ITALY	385,770,068

JAPAN - 22.5%
33,131		ABC-Mart, Inc	1,592,407
389,742		Acom Co Ltd	1,299,839
216,077		Advantest Corp	17,715,704
707,477		Aeon Co Ltd	16,275,250
158,242		Aisin Seiki Co Ltd	5,790,512
505,422		Ajinomoto Co, Inc	15,132,676
156,959	*	All Nippon Airways Co Ltd	3,657,307
485,659		Asahi Breweries Ltd	22,039,323
205,908		Asahi Glass Co Ltd	10,253,304
223,952		Asahi Intecc Co Ltd	5,903,232
1,331,539		Asahi Kasei Corp	13,988,282
286

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

2,001,003		Astellas Pharma, Inc	$33,734,446
129,058		Azbil Corp	5,502,105
216,598		Bandai Namco Holdings Inc	16,552,103
613,587		Bridgestone Corp	27,144,651
253,451		Brother Industries Ltd	4,900,205
1,074,098	e	Canon, Inc	24,424,311
200,914		Capcom Co Ltd	5,407,682
208,606	*	Casio Computer Co Ltd	2,952,005
153,228		Central Japan Railway Co	22,729,927
598,612		Chiba Bank Ltd	3,710,324
726,217		Chubu Electric Power Co, Inc	7,517,166
721,927		Chugai Pharmaceutical Co Ltd	26,992,390
1,194,911		Concordia Financial Group Ltd	4,749,378
22,770		Cosmos Pharmaceutical Corp	3,479,646
436,576		CyberAgent, Inc	7,315,067
232,375		Dai Nippon Printing Co Ltd	5,757,106
109,734		Daifuku Co Ltd	10,102,045
1,094,366		Dai-ichi Mutual Life Insurance Co	23,023,876
1,883,542		Daiichi Sankyo Co Ltd	47,526,223
268,811		Daikin Industries Ltd	58,873,573
70,683		Daito Trust Construction Co Ltd	8,763,566
607,263		Daiwa House Industry Co Ltd	20,033,711
2,340		Daiwa House REIT Investment Corp	6,714,940
1,511,891		Daiwa Securities Group, Inc	8,494,031
460,978		Denso Corp	33,418,670
227,510		Dentsu, Inc	8,314,055
30,309		Disco Corp	8,171,234
442,984		Don Quijote Co Ltd	9,301,284
326,665		East Japan Railway Co	20,346,808
254,745		Eisai Co Ltd	18,050,247
3,296,159		ENEOS Holdings, Inc	13,290,936
205,498	*	Fanuc Ltd	40,610,739
62,681		Fast Retailing Co Ltd	41,608,747
136,943	*	Fuji Electric Holdings Co Ltd	6,696,185
647,264		Fuji Heavy Industries Ltd	12,695,945
388,773		Fujifilm Holdings Corp	30,043,357
210,515		Fujitsu Ltd	36,383,235
4,409		GLP J-Reit	7,191,341
47,015		GMO Payment Gateway, Inc	5,956,623
231,011		Hakuhodo DY Holdings, Inc	3,766,310
152,487		Hamamatsu Photonics KK	9,050,468
242,403		Hankyu Hanshin Holdings, Inc	7,515,840
46,025		Harmonic Drive Systems, Inc	2,086,392
20,709		Hikari Tsushin, Inc	3,192,376
342,180		Hino Motors Ltd	3,236,913
35,370		Hirose Electric Co Ltd	5,914,953
49,976		Hisamitsu Pharmaceutical Co, Inc	1,705,010
124,363	*	Hitachi Construction Machinery Co Ltd	3,967,919
1,038,300	*	Hitachi Ltd	59,831,559
240,100	*	Hitachi Metals Ltd	4,545,250
1,746,696		Honda Motor Co Ltd	51,663,534
63,425		Hoshizaki Electric Co Ltd	5,333,467
398,094	*	Hoya Corp	58,602,808
402,685		Hulic Co Ltd	3,872,015
287

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

114,386		Ibiden Co Ltd	$6,872,988
229,273		Idemitsu Kosan Co Ltd	6,261,973
165,373		Iida Group Holdings Co Ltd	4,077,188
1,103,492		Inpex Holdings, Inc	9,202,372
640,224		Isuzu Motors Ltd	8,612,805
56,219		Ito En Ltd	3,744,506
1,268,282		Itochu Corp	36,172,503
113,371		Itochu Techno-Science Corp	3,581,306
164,476	*	Japan Airlines Co Ltd	3,539,754
513,915		Japan Post Bank Co Ltd	4,009,573
2,629,518		Japan Post Holdings Co Ltd	20,204,956
249,463		Japan Post Insurance Co Ltd	4,047,458
1,333		Japan Real Estate Investment Corp	8,170,268
7,666		Japan Retail Fund Investment Corp	7,041,367
1,308,891		Japan Tobacco, Inc	25,695,064
526,349		JFE Holdings, Inc	8,042,844
216,680		JSR Corp	7,858,885
480,148		Kajima Corp	5,911,944
148,774		Kakaku.com, Inc	4,937,053
743,119		Kansai Electric Power Co, Inc	6,841,977
204,482		Kansai Paint Co Ltd	4,734,982
520,878		Kao Corp	29,465,042
1,725,723		KDDI Corp	52,772,580
110,936		Keio Corp	5,599,795
138,868		Keisei Electric Railway Co Ltd	4,468,884
209,486		Keyence Corp	126,448,835
156,965		Kikkoman Corp	12,838,177
190,560	*	Kintetsu Corp	5,998,449
878,527		Kirin Brewery Co Ltd	15,291,502
58,979		Kobayashi Pharmaceutical Co Ltd	4,722,213
146,711	e	Kobe Bussan Co Ltd	5,053,706
70,142		Koei Tecmo Holdings Co Ltd	3,264,985
112,509	*	Koito Manufacturing Co Ltd	6,383,554
934,005		Komatsu Ltd	24,462,805
100,477		Konami Corp	5,529,305
34,185		Kose Corp	3,969,761
1,093,054		Kubota Corp	23,285,323
108,758		Kurita Water Industries Ltd	5,371,724
338,636		Kyocera Corp	19,826,105
290,212		Kyowa Hakko Kogyo Co Ltd	9,544,506
81,044		Lasertec Corp	17,579,709
53,868		Lawson, Inc	2,605,035
238,224		Lion Corp	3,967,474
281,352		LIXIL Group Corp	7,227,896
472,892		M3, Inc	27,867,662
240,669		Makita Corp	11,169,912
1,680,073		Marubeni Corp	14,255,956
631,206	*	Mazda Motor Corp	5,677,238
87,215		McDonald’s Holdings Co Japan Ltd	3,897,775
180,427		Mediceo Paltac Holdings Co Ltd	3,264,325
133,026		MEIJI Holdings Co Ltd	8,395,103
110,608	*,e	Mercari, Inc	5,984,935
389,991		Minebea Co Ltd	9,873,413
304,043		MISUMI Group, Inc	12,716,211
288

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

1,340,241		Mitsubishi Chemical Holdings Corp	$11,093,742
1,354,462		Mitsubishi Corp	43,069,128
1,937,434		Mitsubishi Electric Corp	26,018,640
1,296,506		Mitsubishi Estate Co Ltd	19,702,982
169,723		Mitsubishi Gas Chemical Co, Inc	3,415,885
335,989		Mitsubishi Heavy Industries Ltd	8,592,200
13,134,988		Mitsubishi UFJ Financial Group, Inc	72,025,634
680,533		Mitsubishi UFJ Lease & Finance Co Ltd	3,412,328
1,625,654		Mitsui & Co Ltd	37,202,298
196,560		Mitsui Chemicals, Inc	5,844,481
994,491		Mitsui Fudosan Co Ltd	22,737,879
95,133		Miura Co Ltd	3,659,331
2,592,988		Mizuho Financial Group, Inc	34,222,174
276,696		MonotaRO Co Ltd	6,306,389
472,723		MS&AD Insurance Group Holdings Inc	15,272,423
614,332		Murata Manufacturing Co Ltd	45,570,257
124,804		Nabtesco Corp	4,050,336
262,339		NEC Corp	13,432,284
527,883		Nexon Co Ltd	8,985,173
284,989		NGK Insulators Ltd	4,745,393
479,435		Nidec Corp	53,101,180
325,188		Nihon M&A Center, Inc	9,984,698
120,613		Nintendo Co Ltd	53,269,568
1,559		Nippon Building Fund, Inc	10,128,735
83,887		Nippon Express Co Ltd	5,250,862
88,499		Nippon Meat Packers, Inc	3,112,304
762,685		Nippon Paint Co Ltd	8,160,600
2,256		Nippon ProLogis REIT, Inc	7,535,116
52,473		Nippon Shinyaku Co Ltd	4,203,946
921,438		Nippon Steel Corp	16,155,352
1,376,236		Nippon Telegraph & Telephone Corp	38,560,664
173,072		Nippon Yusen Kabushiki Kaisha	12,471,097
130,825		Nissan Chemical Industries Ltd	7,281,540
2,461,164	*	Nissan Motor Co Ltd	12,526,977
194,920		Nisshin Seifun Group, Inc	3,077,904
68,865		Nissin Food Products Co Ltd	5,264,029
86,876		Nitori Co Ltd	15,960,030
149,841		Nitto Denko Corp	11,708,591
3,291,150		Nomura Holdings, Inc	15,674,151
136,462		Nomura Real Estate Holdings, Inc	3,326,858
4,622		Nomura Real Estate Master Fund, Inc	6,921,289
362,937		Nomura Research Institute Ltd	14,529,840
451,717		NSK Ltd	3,035,292
669,977		NTT Data Corp	13,440,284
698,676		Obayashi Corp	5,898,387
75,150		Obic Co Ltd	13,897,009
316,460		Odakyu Electric Railway Co Ltd	6,860,667
919,327		OJI Paper Co Ltd	4,556,862
1,251,340		Olympus Corp	27,107,832
199,517		Omron Corp	19,080,736
388,570		Ono Pharmaceutical Co Ltd	8,152,869
40,431	*	Oracle Corp Japan	3,825,760
215,733		Oriental Land Co Ltd	34,072,802
1,308,691		ORIX Corp	26,011,921
289

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

2,698		Orix JREIT, Inc	$4,476,264
436,506		Osaka Gas Co Ltd	7,035,594
550,253		Osaka Securities Exchange Co Ltd	13,028,922
120,301		Otsuka Corp	5,925,608
417,061		Otsuka Holdings KK	16,494,450
2,366,134		Panasonic Corp	29,259,668
98,530	*	PeptiDream, Inc	2,381,687
199,756		Persol Holdings Co Ltd	5,369,170
113,544		Pigeon Corp	2,629,245
90,448		Pola Orbis Holdings, Inc	1,931,222
930,799	*	Rakuten, Inc	10,190,412
1,456,448		Recruit Holdings Co Ltd	96,881,462
1,357,372	*	Renesas Electronics Corp	16,697,607
2,236,034		Resona Holdings, Inc	8,399,883
714,688		Ricoh Co Ltd	6,959,515
42,499		Rinnai Corp	4,363,477
92,044		Rohm Co Ltd	8,416,276
273,442		Ryohin Keikaku Co Ltd	5,388,514
355,616		Santen Pharmaceutical Co Ltd	5,012,391
264,944	*	SBI Holdings, Inc	6,867,207
219,953		Secom Co Ltd	14,994,737
302,934		Seiko Epson Corp	5,394,062
388,318		Sekisui Chemical Co Ltd	6,379,569
662,111		Sekisui House Ltd	13,765,799
809,548		Seven & I Holdings Co Ltd	33,988,682
343,824		SG Holdings Co Ltd	8,633,793
251,332		Sharp Corp	2,964,508
258,846		Shimadzu Corp	10,516,195
79,978		Shimano, Inc	22,314,935
574,071		Shimizu Corp	4,206,127
379,946		Shin-Etsu Chemical Co Ltd	67,756,923
286,633		Shionogi & Co Ltd	18,688,544
428,438		Shiseido Co Ltd	28,588,351
460,019		Shizuoka Bank Ltd	3,704,249
61,951		SMC Corp	36,970,192
3,110,077		Softbank Corp	42,451,544
1,295,825		Softbank Group Corp	70,152,546
86,443		Sohgo Security Services Co Ltd	3,698,351
336,959		Sompo Holdings, Inc	14,612,846
1,354,532		Sony Corp	156,849,775
97,611		Square Enix Co Ltd	5,347,136
128,688		Stanley Electric Co Ltd	3,243,605
364,172		Sumco Corp	6,958,820
167,864		Sumisho Computer Systems Corp	3,397,076
1,596,519		Sumitomo Chemical Co Ltd	7,864,955
1,204,455		Sumitomo Corp	17,163,075
208,575		Sumitomo Dainippon Pharma Co Ltd	2,949,575
789,194		Sumitomo Electric Industries Ltd	10,474,864
265,742		Sumitomo Metal Mining Co Ltd	10,308,738
1,401,045		Sumitomo Mitsui Financial Group, Inc	45,463,397
360,502		Sumitomo Mitsui Trust Holdings, Inc	11,858,293
338,422		Sumitomo Realty & Development Co Ltd	12,230,540
152,591		Suntory Beverage & Food Ltd	5,920,900
390,893	*	Suzuki Motor Corp	17,432,601
290

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

180,203		Sysmex Corp	$22,343,515
567,130		T&D Holdings, Inc	7,273,814
203,685		Taisei Corp	6,391,459
42,325		Taisho Pharmaceutical Holdings Co Ltd	2,271,204
171,272		Taiyo Nippon Sanso Corp	4,043,486
1,688,109		Takeda Pharmaceutical Co Ltd	47,378,149
414,895		TDK Corp	15,082,672
697,262		Terumo Corp	30,760,258
138,972		THK Co Ltd	2,988,402
241,729		TIS, Inc	6,585,392
211,323		Tobu Railway Co Ltd	5,261,440
123,197		Toho Co Ltd	5,788,306
75,671		Toho Gas Co Ltd	2,241,560
545,065		Tohoku Electric Power Co, Inc	3,536,453
671,146		Tokio Marine Holdings, Inc	35,349,254
42,033		Tokyo Century Corp	2,406,634
1,639,046	*	Tokyo Electric Power Co, Inc	4,540,160
160,553		Tokyo Electron Ltd	74,822,980
420,829		Tokyo Gas Co Ltd	7,302,618
528,858		Tokyu Corp	7,455,948
288,328		Toppan Printing Co Ltd	4,654,226
1,482,040		Toray Industries, Inc	9,235,355
440,011		Toshiba Corp	18,978,615
285,539		Tosoh Corp	4,808,767
150,797		Toto Ltd	7,285,651
92,214		Toyo Suisan Kaisha Ltd	3,973,418
153,467		Toyota Industries Corp	13,046,625
11,386,350	*	Toyota Motor Corp	200,902,523
224,441		Toyota Tsusho Corp	9,735,391
141,566		Trend Micro, Inc	8,001,362
43,979		Tsuruha Holdings, Inc	5,424,596
431,116		Uni-Charm Corp	17,435,538
3,372		United Urban Investment Corp	4,203,396
217,861		USS Co Ltd	3,511,547
107,415		Welcia Holdings Co Ltd	4,009,953
227,806		West Japan Railway Co	10,753,729
140,185		Yakult Honsha Co Ltd	7,083,291
836,165		Yamada Denki Co Ltd	3,195,236
140,716		Yamaha Corp	8,890,166
322,687		Yamaha Motor Co Ltd	8,994,513
309,106		Yamato Transport Co Ltd	7,598,813
254,869		Yaskawa Electric Corp	11,038,901
255,736		Yokogawa Electric Corp	5,110,177
2,876,336		Z Holdings Corp	17,856,346
138,204		ZOZO Inc	4,436,148
		TOTAL JAPAN	4,257,200,767

JORDAN - 0.0%
187,567		Hikma Pharmaceuticals plc	6,182,565
		TOTAL JORDAN	6,182,565

LUXEMBOURG - 0.2%
772,951		ArcelorMittal	26,141,306
143,653		Eurofins Scientific SE	16,953,196
		TOTAL LUXEMBOURG	43,094,502
291

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

MACAU - 0.1%
2,252,914	*	Galaxy Entertainment Group Ltd	$12,122,302
2,606,822	*	Sands China Ltd	5,941,401
1,940,433	*,e	SJM Holdings Ltd	1,443,138
1,579,703	*,e	Wynn Macau Ltd	1,412,684
		TOTAL MACAU	20,919,525

NETHERLANDS - 5.3%
464,328	g	ABN AMRO Group NV	6,829,201
21,215	*,g	Adyen NV	64,012,213
1,918,809		Aegon NV	9,732,752
204,134		Akzo Nobel NV	23,458,463
47,183	*	Argenx SE	14,121,323
1,564	*	Argenx SE	470,856
51,006		ASM International NV	23,084,529
450,974		ASML Holding NV	366,596,585
187,793		DSM NV	41,028,673
116,361		EXOR NV	10,976,439
120,831		Heineken Holding NV	11,198,017
274,962		Heineken NV	30,435,280
4,197,043		ING Groep NV	63,664,534
74,705		JDE Peet’s BV	2,175,324
1,130,738		Koninklijke Ahold Delhaize NV	36,785,681
3,610,255		Koninklijke KPN NV	10,787,203
979,102		Koninklijke Philips Electronics NV	46,189,302
75,314		Koninklijke Vopak NV	2,997,338
290,284		NN Group NV	15,517,642
128,387		Randstad Holdings NV	9,224,271
4,409,993		Royal Dutch Shell plc (A Shares)	101,027,979
3,988,171		Royal Dutch Shell plc (B Shares)	91,523,427
287,374		Wolters Kluwer NV	30,093,353
		TOTAL NETHERLANDS	1,011,930,385

NEW ZEALAND - 0.3%
851,957	*,e	a2 Milk Co Ltd	4,013,098
1,335,077	*	Auckland International Airport Ltd	7,652,500
617,267		Fisher & Paykel Healthcare Corp	13,828,943
674,051		Mercury NZ Ltd	2,964,380
1,446,567		Meridian Energy Ltd	5,182,028
432,382		Ryman Healthcare Ltd	4,474,818
2,128,418		Telecom Corp of New Zealand Ltd	6,967,743
142,000	*	Xero Ltd	16,191,237
		TOTAL NEW ZEALAND	61,274,747

NORWAY - 0.6%
993,310	e	DNB Bank ASA	23,637,474
1,050,081		Equinor ASA	26,607,297
219,773		Gjensidige Forsikring BA	5,472,048
470,710		Mowi ASA	13,649,258
1,453,455		Norsk Hydro ASA	10,676,304
821,114		Orkla ASA	7,986,490
83,547		Schibsted ASA	4,316,468
292

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

107,932		Schibsted ASA (B Shares)	$4,872,840
761,831		Telenor ASA	12,037,314
		TOTAL NORWAY	109,255,493

POLAND - 0.0%
230,792	*	InPost S.A.	3,295,198
		TOTAL POLAND	3,295,198

PORTUGAL - 0.1%
2,958,517		Energias de Portugal S.A.	16,693,846
546,650		Galp Energia SGPS S.A.	5,678,569
274,530		Jeronimo Martins SGPS S.A.	6,220,190
		TOTAL PORTUGAL	28,592,605

RUSSIA - 0.1%
214,285		Coca-Cola HBC AG.	7,427,159
540,206		Evraz plc	4,588,508
		TOTAL RUSSIA	12,015,667

SAUDI ARABIA - 0.1%
173,741	*,g	Delivery Hero AG.	21,669,849
		TOTAL SAUDI ARABIA	21,669,849

SINGAPORE - 1.0%
3,502,806		Ascendas REIT	8,022,935
2,927,801	*	Capitaland Investment Ltd	7,468,769
5,237,300		CapitaMall Trust	8,340,166
440,843		City Developments Ltd	2,393,099
1,936,570		DBS Group Holdings Ltd	45,253,489
6,000,139		Genting Singapore Ltd	3,469,295
1,574,281		Keppel Corp Ltd	6,282,306
2,472,901		Mapletree Commercial Trust	3,999,973
3,313,395		Mapletree Logistics Trust	4,968,547
3,587,831		Oversea-Chinese Banking Corp	31,364,196
1,380,722	*	Singapore Airlines Ltd	5,318,609
879,647		Singapore Exchange Ltd	6,312,970
1,915,177		Singapore Technologies Engineering Ltd	5,438,769
8,661,902		Singapore Telecommunications Ltd	16,069,868
1,252,038		United Overseas Bank Ltd	24,888,430
561,591		UOL Group Ltd	3,012,052
297,278		Venture Corp Ltd	4,152,469
		TOTAL SINGAPORE	186,755,942

SOUTH AFRICA - 0.3%
1,393,904		Anglo American plc	53,028,322
		TOTAL SOUTH AFRICA	53,028,322

SPAIN - 2.4%
274,260		ACS Actividades de Construccion y Servicios S.A.	7,188,249
80,621	*,g	Aena S.A.	13,240,910
483,186	*	Amadeus IT Holding S.A.	32,324,113
7,167,409		Banco Bilbao Vizcaya Argentaria S.A.	50,158,432
18,637,819	e	Banco Santander S.A.	70,694,794
293

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

4,733,633		CaixaBank S.A.	$13,607,605
549,497	g	Cellnex Telecom SAU	33,793,889
306,442		EDP Renovaveis S.A.	8,537,351
268,340		Enagas	6,021,407
339,633		Endesa S.A.	7,832,858
509,408		Ferrovial S.A.	16,081,017
322,526	e	Grifols S.A.	7,380,368
6,339,436		Iberdrola S.A.	74,859,475
1,171,238	e	Industria De Diseno Textil S.A.	42,427,196
206,453	e	Naturgy Energy Group S.A.	5,424,734
483,405		Red Electrica Corp S.A.	10,065,335
1,560,870		Repsol YPF S.A.	19,992,453
258,896	*	Siemens Gamesa Renewable Energy	7,025,295
5,526,305		Telefonica S.A.	24,004,379
		TOTAL SPAIN	450,659,860

SWEDEN - 3.5%
338,900		Alfa Laval AB	14,537,051
1,073,074		Assa Abloy AB	31,486,838
718,885	e	Atlas Copco AB (A Shares)	46,295,248
416,142	e	Atlas Copco AB (B Shares)	22,552,321
293,113		Boliden AB	10,333,465
248,051		Electrolux AB	5,629,383
506,780	*	Embracer Group AB	4,726,558
702,732	e	Epiroc AB	17,485,004
415,482		Epiroc AB	8,826,436
320,521		EQT AB	16,929,876
3,127,683		Ericsson (LM) (B Shares)	34,139,927
662,343		Essity AB	21,454,403
182,260	g	Evolution Gaming Group AB	29,588,417
118,179	*	Fastighets AB Balder	8,568,919
784,908	e	Hennes & Mauritz AB (B Shares)	14,766,339
2,092,272		Hexagon AB	33,672,389
471,671	e	Husqvarna AB (B Shares)	6,721,743
107,919	e	ICA Gruppen AB	5,579,417
175,298		Industrivarden AB	5,702,195
130,062	e	Industrivarden AB	4,290,513
152,355		Investment AB Latour	5,534,051
1,964,767	*,e	Investor AB	45,334,883
261,297	*	Kinnevik AB	10,256,119
81,629		Lundbergs AB (B Shares)	4,706,174
215,822		Lundin Petroleum AB	8,523,548
1,526,098		Nibe Industrier AB	22,698,675
1,207,940		Sandvik AB	30,631,796
339,705		Securitas AB (B Shares)	5,627,783
556,611	*,g	Sinch AB	10,594,963
1,747,909		Skandinaviska Enskilda Banken AB (Class A)	27,333,499
366,682		Skanska AB (B Shares)	9,323,215
407,774		SKF AB (B Shares)	9,470,627
650,640		Svenska Cellulosa AB (B Shares)	10,166,289
1,561,075	e	Svenska Handelsbanken AB	17,893,565
969,365	e	Swedbank AB (A Shares)	21,024,264
1,715,131		Swedish Match AB	15,122,648
531,370		Tele2 AB (B Shares)	7,510,042
294

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

2,944,395	e	TeliaSonera AB	$11,597,516
215,201		Volvo AB (A Shares)	5,087,594
1,536,929		Volvo AB (B Shares)	35,839,878
		TOTAL SWEDEN	657,563,571

SWITZERLAND - 9.7%
1,863,161		ABB Ltd	61,639,371
163,316		Adecco S.A.	8,227,865
536,834		Alcon, Inc	44,513,479
49,308		Baloise Holding AG.	7,857,725
30,243		Banque Cantonale Vaudoise	2,434,935
3,946		Barry Callebaut AG.	9,138,358
560,284		Cie Financiere Richemont S.A.	69,335,354
223,851		Clariant AG.	4,712,630
2,744,785		Credit Suisse Group	28,550,447
7,747	e	EMS-Chemie Holding AG.	7,684,439
39,443		Geberit AG.	30,803,112
10,012		Givaudan S.A.	47,175,901
562,852		Holcim Ltd	28,076,499
239,855		Julius Baer Group Ltd	17,349,211
58,358		Kuehne & Nagel International AG.	18,379,877
1,147		Lindt & Spruengli AG.	13,516,962
114		Lindt & Spruengli AG. (Registered)	13,683,486
185,993		Logitech International S.A.	15,558,863
80,393		Lonza Group AG.	66,067,002
3,101,982		Nestle S.A.	409,173,681
2,381,658		Novartis AG.	196,993,371
24,303		Partners Group	42,456,228
34,435		Roche Holding AG.	14,811,284
755,832		Roche Holding AG.	292,804,753
45,068		Schindler Holding AG.	11,735,144
23,303		Schindler Holding AG. (Registered)	5,982,503
6,424		SGS S.A.	19,018,374
151,904		Sika AG.	51,461,979
58,508		Sonova Holdings AG	24,244,050
734,350		STMicroelectronics NV	34,866,049
11,045		Straumann Holding AG.	22,992,344
30,913		Swatch Group AG.	8,508,634
52,219		Swatch Group AG. (Registered)	2,778,010
34,218		Swiss Life Holding	18,770,841
84,053		Swiss Prime Site AG.	8,545,356
28,338		Swisscom AG.	15,430,730
69,922		Temenos Group AG.	10,704,813
3,943,408		UBS Group AG	71,780,586
52,364		Vifor Pharma AG.	6,761,541
161,749		Zurich Insurance Group AG	71,690,480
		TOTAL SWITZERLAND	1,836,216,267

TAIWAN - 0.1%
73,800	*	Sea Ltd (ADR)	25,355,466
		TOTAL TAIWAN	25,355,466

UNITED ARAB EMIRATES - 0.0%
121,704	*,†	NMC Health plc	1,666
		TOTAL UNITED ARAB EMIRATES	1,666
295

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

UNITED KINGDOM - 11.9%
1,054,552		3i Group plc	$19,693,780
210,722		Admiral Group plc	8,277,615
481,952		Ashtead Group plc	40,392,459
374,128		Associated British Foods plc	9,149,622
1,666,487		AstraZeneca plc	208,479,697
1,038,217	g	Auto Trader Group plc	8,607,272
129,412		Aveva Group plc	6,301,835
4,237,134		Aviva plc	22,863,220
3,454,567		BAE Systems plc	26,047,993
18,312,994		Barclays plc	50,534,214
1,080,703		Barratt Developments plc	9,810,701
121,125		Berkeley Group Holdings plc	7,224,937
21,747,753		BP plc	104,191,321
2,336,417		British American Tobacco plc	81,270,902
951,970		British Land Co plc	6,427,676
9,585,221	*	BT Group plc	18,210,280
368,533		Bunzl plc	13,621,010
430,030		Burberry Group plc	11,365,292
2,876,739		CK Hutchison Holdings Ltd	19,286,866
1,095,306		CNH Industrial NV	18,867,259
221,310		Coca-Cola European Partners plc (Class A)	11,651,972
1,915,710	*	Compass Group plc	40,652,591
152,330		Croda International plc	19,716,153
103,725		DCC plc	8,654,852
2,522,856		Diageo plc	125,516,346
1,451,340		Direct Line Insurance Group plc	5,800,865
630,521	*	Entain PLC	17,667,914
988,559		Experian Group Ltd	45,326,614
5,433,936		GlaxoSmithKline plc	112,813,018
414,863		Halma plc	16,824,061
387,803		Hargreaves Lansdown plc	8,160,520
21,935,989		HSBC Holdings plc	132,168,101
1,016,908		Imperial Tobacco Group plc	21,457,952
1,615,423	*	Informa plc	11,492,020
197,968	*	InterContinental Hotels Group plc	13,867,088
173,687		Intertek Group plc	11,631,456
1,789,920		J Sainsbury plc	7,331,260
558,905		JD Sports Fashion plc	8,330,414
205,904		Johnson Matthey plc	7,695,770
190,728	*,g	Just Eat Takeaway.com NV	13,700,998
2,241,646		Kingfisher plc	10,288,238
752,655		Land Securities Group plc	7,070,801
6,404,637		Legal & General Group plc	25,258,496
76,266,692		Lloyds TSB Group plc	52,195,454
352,380		London Stock Exchange Group plc	34,301,991
2,828,041		M&G plc	7,726,489
4,685,689		Melrose Industries plc	10,109,584
3,789,012		National Grid plc	48,512,846
6,225,320		Natwest Group plc	18,770,426
143,270		Next plc	15,614,915
525,506	*	Ocado Ltd	12,969,800
296

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY			VALUE

800,860		Pearson plc			$6,589,976
341,200		Persimmon plc			12,712,531
691,662		Phoenix Group Holdings plc			6,210,105
2,810,557		Prudential plc			57,357,714
766,719		Reckitt Benckiser Group plc			62,244,393
2,094,780		RELX plc			64,953,641
2,021,084		Rentokil Initial plc			16,267,591
8,998,607	*	Rolls-Royce Group plc			16,241,039
1,180,604		Sage Group plc			11,481,985
134,278		Schroders plc			6,651,300
1,111,789		Scottish & Southern Energy plc			25,037,036
1,280,196		Segro plc			22,626,880
273,539		Severn Trent plc			10,244,653
944,521		Smith & Nephew plc			16,311,941
420,421		Smiths Group plc			7,806,398
80,379		Spirax-Sarco Engineering plc			17,158,460
576,590		St. James’s Place plc			12,455,978
2,835,607		Standard Chartered plc			19,177,210
2,335,334		Standard Life Aberdeen plc			8,117,847
3,888,147		Taylor Wimpey plc			8,226,578
8,278,871		Tesco plc			30,567,797
2,818,442		Unilever plc			150,904,681
715,757		United Utilities Group plc			10,173,153
29,965,571		Vodafone Group plc			44,164,790
215,040	*	Whitbread plc			9,620,412
1,286,317		WPP plc			18,593,417
		TOTAL UNITED KINGDOM			2,245,800,462

UNITED STATES - 1.3%
41,660	*	CyberArk Software Ltd			7,503,383
239,475		Ferguson plc			36,032,228
475,184		James Hardie Industries NV			18,668,175
247,742	*	QIAGEN NV			13,629,287
578,456		Schneider Electric S.A.			99,736,268
2,182,792		Stellantis NV			43,578,238
324,182		Swiss Re Ltd			31,405,294
489,344		Tenaris S.A.			5,449,474
		TOTAL UNITED STATES			256,002,347

		TOTAL COMMON STOCKS			18,551,953,187
		(Cost $14,104,111,189)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 2.4%

GOVERNMENT AGENCY DEBT - 1.3%
$12,500,000		Federal Farm Credit Bank (FFCB)	0.000%	03/02/22	12,497,480
11,000,000		FFCB	0.000	07/25/22	10,991,164
10,180,000		Federal Home Loan Bank (FHLB)	0.000	11/26/21	10,179,717
9,225,000		FHLB	0.000	11/29/21	9,224,713
25,630,000		FHLB	0.000	12/01/21	25,629,146
48,900,000		FHLB	0.000	12/29/21	48,896,849
32,685,000		FHLB	0.000	12/31/21	32,682,821
297

TIAA-CREF FUNDS – International Equity Index Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$25,000,000		FHLB	0.000%	01/05/22	$24,997,744
7,500,000		FHLB	0.000	01/18/22	7,499,188
25,000,000		FHLB	0.000	01/19/22	24,997,258
25,000,000		FHLB	0.000	02/18/22	24,995,460
		TOTAL GOVERNMENT AGENCY DEBT			232,591,540

GOVERNMENT AGENCY DEBT - 0.0%
5,000,000		Federal Farm Credit Bank (FFCB)	0.000	04/06/22	4,998,484
		TOTAL GOVERNMENT AGENCY DEBT			4,998,484

TREASURY DEBT - 0.2%
17,370,000		United States Treasury Bill	0.000	11/02/21	17,369,992
16,500,000		United States Treasury Bill	0.000	11/30/21	16,499,169
		TOTAL TREASURY DEBT			33,869,161

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.9%
175,628,021	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030		175,628,021
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			175,628,021

		TOTAL SHORT-TERM INVESTMENTS			447,087,206
		(Cost $447,096,045)
		TOTAL INVESTMENTS - 100.3%			18,999,040,393
		(Cost $14,551,207,234)
		OTHER ASSETS & LIABILITIES, NET - (0.3)%			(52,600,486)
		NET ASSETS - 100.0%			$18,946,439,907

Abbreviation(s):
	ADR	American Depositary Receipt
	REIT	Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $360,967,041.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/21, the aggregate value of these securities is $360,288,253 or 1.9% of net assets.

Futures contracts outstanding as of October 31, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
MSCI EAFE Index	2,470	12/17/21	$ 281,961,393	$288,940,600	$ 6,979,207

298

TIAA-CREF FUNDS – Emerging Markets Debt Fund

TIAA-CREF FUNDS
EMERGING MARKETS DEBT FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

BANK LOAN OBLIGATIONS - 1.6%

CHILE - 0.3%
$1,840,000	i	Coral-US Co-Borrower LLC	LIBOR 3 M + 3.000%	3.135%	10/15/29	$1,826,531
		TOTAL CHILE				1,826,531

MEXICO - 1.3%
4,075,000	†,i	Grupo Aeromexico SAB de C.V.	LIBOR 1 M + 8.000%	9.000	08/19/22	4,110,656
3,353,314	†,i,o	Grupo Aeromexico SAB de C.V.	LIBOR 1 M + 12.500%	13.500	08/19/22	3,420,863
		TOTAL MEXICO				7,531,519

		TOTAL BANK LOAN OBLIGATIONS				9,358,050
		(Cost $9,221,788)

BONDS - 94.7%

CORPORATE BONDS - 45.8%

ARGENTINA - 0.5%
2,020,000	g	AES Argentina Generacion S.A.		7.750	02/02/24	1,757,420
1,950,000	g	YPF S.A.		6.950	07/21/27	1,414,257
		TOTAL ARGENTINA				3,171,677

BRAZIL - 5.4%
3,000,000	g	B3 S.A.-Brasil Bolsa Balcao		4.125	09/20/31	2,872,350
3,750,000	g	Banco BTG Pactual S.A.		2.750	01/11/26	3,600,038
2,855,000	g	Banco do Brasil S.A.		3.250	09/30/26	2,815,030
1,775,000	g	BRF S.A.		4.875	01/24/30	1,767,900
2,000,000	g	Cosan Ltd		5.500	09/20/29	2,090,020
1,425,000	g	Embraer Netherlands Finance BV		6.950	01/17/28	1,581,037
2,750,000	g	Itau Unibanco Holding S.A.		4.625	N/A‡	2,567,840
2,250,000	g	JSM Global Sarl		4.750	10/20/30	2,143,148
1,750,000	g	Natura Cosmeticos S.A.		4.125	05/03/28	1,732,150
298,878	g	Odebrecht Offshore Drilling Finance Ltd		6.720	12/01/22	295,892
4,210,817	†,g,o	Odebrecht Offshore Drilling Finance Ltd		7.720	12/01/26	1,052,578
527,012	†,g	Odebrecht Oil & Gas Finance Ltd		0.000	N/A‡	5,270
714,000	o	Oi S.A.		10.000	07/27/25	642,957
2,000,000		Petrobras Global Finance BV		6.900	03/19/49	2,102,010
600,000	e	Petrobras Global Finance BV		5.500	06/10/51	526,662
1,855,600	g	Rio Oil Finance Trust		8.200	04/06/28	2,110,745
3,000,000	g	Rumo Luxembourg Sarl		4.200	01/18/32	2,808,750
2,100,000		Suzano Austria GmbH		2.500	09/15/28	1,987,125
		TOTAL BRAZIL				32,701,502
299

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

CHILE - 2.7%
$2,400,000	g	Alfa Desarrollo S.p.A	4.550%	09/27/51	$2,345,040
2,325,000	g	Celulosa Arauco y Constitucion S.A.	5.150	01/29/50	2,587,969
2,000,000	g	Corp Nacional del Cobre de Chile	3.000	09/30/29	2,024,882
2,150,000	g	Corp Nacional del Cobre de Chile	4.375	02/05/49	2,421,352
1,675,000	g	Corp Nacional del Cobre de Chile	3.150	01/15/51	1,539,275
2,075,000	g	Embotelladora Andina S.A.	3.950	01/21/50	2,145,052
2,000,000	e,g	Empresa de los Ferrocarriles del Estado	3.068	08/18/50	1,752,440
1,775,000	g	Empresa Nacional del Petroleo	3.450	09/16/31	1,684,031
		TOTAL CHILE			16,500,041

CHINA - 2.2%
3,100,000	†	China Evergrande Group	8.250	03/23/22	848,997
2,300,000		Country Garden Holdings Co Ltd	4.750	07/25/22	2,279,351
1,000,000		Dalian Deta Holding Co Ltd	5.950	07/29/22	927,957
2,500,000	g	ENN Clean Energy International Investment Ltd	3.375	05/12/26	2,476,242
1,000,000	g	ENN Energy Holdings Ltd	2.625	09/17/30	985,676
2,050,000	g	Lenovo Group Ltd	3.421	11/02/30	2,125,783
2,600,000		Shimao Group Holdings Ltd	5.200	01/30/25	2,409,155
1,500,000		Sunac China Holdings Ltd	5.950	04/26/24	1,081,817
		TOTAL CHINA			13,134,978

COLOMBIA - 2.3%
1,675,000		Bancolombia S.A.	4.625	12/18/29	1,706,331
1,375,000		Ecopetrol S.A.	4.625	11/02/31	1,364,687
2,700,000		Ecopetrol S.A.	5.875	11/02/51	2,679,750
2,000,000	g	Empresas Publicas de Medellin ESP	4.250	07/18/29	1,945,800
1,000,000	g	Empresas Publicas de Medellin ESP	4.375	02/15/31	968,760
2,075,000	g	Grupo Aval Ltd	4.375	02/04/30	2,028,312
725,000	g	Millicom International Cellular S.A.	4.500	04/27/31	744,039
475,000	g	Oleoducto Central S.A.	4.000	07/14/27	485,925
2,200,000	g	SierraCol Energy Andina LLC	6.000	06/15/28	2,158,024
		TOTAL COLOMBIA			14,081,628

COSTA RICA - 0.9%
2,215,174	g	Autopistas del Sol S.A.	7.375	12/30/30	2,291,509
3,200,000	e,g	Instituto Costarricense de Electricidad	6.750	10/07/31	3,177,600
		TOTAL COSTA RICA			5,469,109

DOMINICAN REPUBLIC - 0.8%
2,500,000	g	Aeropuertos Dominicanos Siglo XXI S.A.	6.750	03/30/29	2,640,000
1,975,000	g	AES Andres BV	5.700	05/04/28	2,023,684
		TOTAL DOMINICAN REPUBLIC			4,663,684

GHANA - 0.9%
1,450,000	g	Kosmos Energy Ltd	7.750	05/01/27	1,450,000
1,000,000	e,g	Tullow Oil plc	7.000	03/01/25	875,000
2,725,000	g	Tullow Oil plc	10.250	05/15/26	2,870,787
		TOTAL GHANA			5,195,787

GUATEMALA - 0.3%
1,650,000	g	Investment Energy Resources Ltd	6.250	04/26/29	1,767,414
		TOTAL GUATEMALA			1,767,414
300

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

INDIA - 2.3%
	$2,100,000	g	Adani Ports & Special Economic Zone Ltd	4.375%	07/03/29	$2,200,320
	1,800,000	g	Adani Ports & Special Economic Zone Ltd	3.100	02/02/31	1,714,032
	2,000,000	e,g	Bharti Airtel Ltd	3.250	06/03/31	2,014,723
	3,000,000	g	Network i2i Ltd	3.975	N/A‡	3,026,250
	2,700,000	g	ReNew Wind Energy AP2	4.500	07/14/28	2,744,757
	2,075,000	g	UltraTech Cement Ltd	2.800	02/16/31	1,987,945
			TOTAL INDIA			13,688,027

INDONESIA - 2.7%
	1,457,138	g	LLPL Capital Pte Ltd	6.875	02/04/39	1,668,422
	2,200,000	e,g	Medco Platinum Road Pte Ltd	6.750	01/30/25	2,286,328
	1,250,000	e,g	Pertamina Persero PT	4.700	07/30/49	1,363,900
	2,000,000	g	Perusahaan Listrik Negara PT	5.250	10/24/42	2,225,000
	2,000,000	g	Perusahaan Listrik Negara PT	6.150	05/21/48	2,468,620
	4,250,000	g	Saka Energi Indonesia PT	4.450	05/05/24	4,126,750
	1,929,010	g	Star Energy Geothermal Wayang Windu Ltd	6.750	04/24/33	2,155,669
			TOTAL INDONESIA			16,294,689

ISRAEL - 1.2%
	3,000,000	g	Bank Hapoalim BM	3.255	01/21/32	2,992,500
	1,141,000	g	Energean Israel Finance Ltd	5.375	03/30/28	1,156,939
	2,600,000	g	Leviathan Bond Ltd	6.750	06/30/30	2,851,847
			TOTAL ISRAEL			7,001,286

JAMAICA - 0.1%
	426,353	g,o	Digicel Group 0.5 Ltd	7.000	N/A‡	387,981
			TOTAL JAMAICA			387,981

KAZAKHSTAN - 1.8%
KZT	453,000,000	g	Development Bank of Kazakhstan JSC	8.950	05/04/23	1,057,879
	$1,800,000	g	KazMunayGas National Co JSC	4.750	04/19/27	1,996,548
	3,000,000	g	KazMunayGas National Co JSC	3.500	04/14/33	3,104,420
	1,550,000	g	KazMunayGas National Co JSC	6.375	10/24/48	1,991,750
	2,475,000	g	KazTransGas JSC	4.375	09/26/27	2,721,764
			TOTAL KAZAKHSTAN			10,872,361

MACAU - 0.3%
	2,000,000	e,g	Sands China Ltd	3.250	08/08/31	1,872,660
			TOTAL MACAU			1,872,660

MALAYSIA - 1.0%
	3,000,000		1MDB Global Investments Ltd	4.400	03/09/23	3,015,686
	3,000,000	g	Genm Capital Labuan Ltd	3.882	04/19/31	2,934,673
			TOTAL MALAYSIA			5,950,359

MEXICO - 5.2%
	5,750,000	†,g,q	Aerovias de Mexico S.A.	7.000	02/05/25	5,347,500
	800,000	g	BBVA Bancomer S.A.	5.350	11/12/29	838,864
301

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

	$2,000,000	g	BBVA Bancomer S.A.	5.125%	01/18/33	$2,063,000
	2,000,000	g	Cemex SAB de C.V.	5.200	09/17/30	2,165,400
	2,025,000	g	Cemex SAB de C.V.	5.125	N/A‡	2,092,097
	1,300,000	g	Electricidad Firme de Mexico Holdings S.A. de C.V.	4.900	11/20/26	1,268,150
	1,350,000	g	Grupo Axo SAPI de C.V.	5.750	06/08/26	1,377,000
	1,630,000	g	Mexico Remittances Funding Fiduciary Estate Management Sarl	4.875	01/15/28	1,572,966
	2,000,000	e	Petroleos Mexicanos	4.875	01/18/24	2,069,120
	1,000,000		Petroleos Mexicanos	4.500	01/23/26	1,008,890
	5,100,000		Petroleos Mexicanos	5.350	02/12/28	5,090,361
	4,647,000		Petroleos Mexicanos	7.000	01/23/30	4,857,974
	2,075,000		Petroleos Mexicanos	6.350	02/12/48	1,768,937
			TOTAL MEXICO			31,520,259

MOROCCO - 0.3%
	650,000	g	OCP S.A.	3.750	06/23/31	637,807
	1,450,000	g	OCP S.A.	5.125	06/23/51	1,413,784
			TOTAL MOROCCO			2,051,591

NETHERLANDS - 0.4%
RUB	158,400,000	g	VEON Holdings BV	8.125	09/16/26	2,188,969
			TOTAL NETHERLANDS			2,188,969

NIGERIA - 0.3%
	$1,775,000	g	Access Bank plc	6.125	09/21/26	1,783,190
			TOTAL NIGERIA			1,783,190

OMAN - 0.3%
	1,625,000	g	OQ SAOC	5.125	05/06/28	1,663,674
			TOTAL OMAN			1,663,674

PANAMA - 1.5%
	675,000	g	Aeropuerto Internacional de Tocumen S.A.	4.000	08/11/41	677,826
	3,200,000	g	Aeropuerto Internacional de Tocumen S.A.	5.125	08/11/61	3,332,032
	1,175,000	g	Cable Onda S.A.	4.500	01/30/30	1,218,769
	2,000,000	g	Empresa de Transmision Electrica S.A.	5.125	05/02/49	2,268,980
	1,635,259	g	UEP Penonome II S.A.	6.500	10/01/38	1,704,774
			TOTAL PANAMA			9,202,381

PERU - 1.8%
PEN	9,000,000	g	Alicorp SAA	6.875	04/17/27	2,241,429
	$1,225,000	g	Cia de Minas Buenaventura SAA	5.500	07/23/26	1,215,825
	2,300,000	g	Inkia Energy Ltd	5.875	11/09/27	2,392,000
	951,662	g	Lima Metro Line 2 Finance Ltd	4.350	04/05/36	1,012,340
	2,750,000	g	Petroleos del Peru S.A.	5.625	06/19/47	2,791,250
	1,125,000	g	Volcan Cia Minera SAA	4.375	02/11/26	1,096,875
			TOTAL PERU			10,749,719

RUSSIA - 0.7%
	2,000,000	g	LUKOIL Capital DAC	2.800	04/26/27	2,000,212
	2,000,000	g	LUKOIL Capital DAC	3.600	10/26/31	1,995,973
			TOTAL RUSSIA			3,996,185
302

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SAUDI ARABIA - 0.6%
$3,500,000	g	Arabian Centres Sukuk II Ltd	5.625%	10/07/26	$3,645,530
		TOTAL SAUDI ARABIA			3,645,530

SOUTH AFRICA - 3.0%
2,000,000	g	Eskom Holdings SOC Ltd	6.750	08/06/23	2,062,616
2,000,000	g	Eskom Holdings SOC Ltd	7.125	02/11/25	2,079,387
1,875,000	g	Eskom Holdings SOC Ltd	6.350	08/10/28	2,016,814
1,600,000	g	Eskom Holdings SOC Ltd	8.450	08/10/28	1,752,973
2,300,000	g	Gold Fields Orogen Holdings BVI Ltd	6.125	05/15/29	2,664,550
1,829,000	g,o	Petra Diamonds US Treasury plc	10.500	03/08/26	1,881,584
2,575,000		Sasol Financing USA LLC	4.375	09/18/26	2,616,972
3,000,000	g	Transnet SOC Ltd	4.000	07/26/22	3,028,088
		TOTAL SOUTH AFRICA			18,102,984

SPAIN - 0.5%
3,000,000	g	EnfraGen Energia Sur S.A.	5.375	12/30/30	2,872,530
		TOTAL SPAIN			2,872,530

TANZANIA, UNITED REPUBLIC OF - 0.8%
1,725,000		AngloGold Ashanti Holdings plc	3.375	11/01/28	1,714,395
3,050,000	e	AngloGold Ashanti Holdings plc	3.750	10/01/30	3,084,313
		TOTAL TANZANIA, UNITED REPUBLIC OF			4,798,708

THAILAND - 0.4%
2,600,000	g	Bangkok Bank PCL	3.466	09/23/36	2,580,191
		TOTAL THAILAND			2,580,191

TRINIDAD AND TOBAGO - 0.4%
2,350,000	g	National Gas Company of Trinidad and Tobago Limited	6.050	01/15/36	2,435,211
		TOTAL TRINIDAD AND TOBAGO			2,435,211

TURKEY - 1.9%
2,000,000	g	Akbank T.A.S.	6.800	02/06/26	2,054,284
1,900,000	g	Akbank T.A.S.	7.200	03/16/27	1,905,795
500,000	g	Akbank T.A.S.	6.797	04/27/28	499,580
2,000,000	g	Turkiye Garanti Bankasi AS.	6.125	05/24/27	1,999,520
2,550,000	g	Turkiye Vakiflar Bankasi TAO	5.500	10/01/26	2,455,827
2,325,000	e,g	Ulker Biskuvi Sanayi AS.	6.950	10/30/25	2,438,960
		TOTAL TURKEY			11,353,966

UKRAINE - 0.8%
1,500,000	g	Kernel Holding S.A.	6.750	10/27/27	1,590,877
2,000,000	g	NAK Naftogaz Ukraine via Kondor Finance plc	7.625	11/08/26	1,971,949
1,050,000	g	Ukreximbank Via Biz Finance plc	9.750	01/22/25	1,124,056
		TOTAL UKRAINE			4,686,882
303

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

UNITED ARAB EMIRATES - 1.0%
	$1,975,000	g	Abu Dhabi Crude Oil Pipeline LLC	4.600%	11/02/47	$2,292,402
	1,325,000	g	DAE Funding LLC	3.375	03/20/28	1,353,887
	2,100,000	g	DP World Ltd	5.625	09/25/48	2,555,423
			TOTAL UNITED ARAB EMIRATES			6,201,712

ZAMBIA - 0.5%
	3,000,000	g	First Quantum Minerals Ltd	6.875	10/15/27	3,202,500
			TOTAL ZAMBIA			3,202,500

			TOTAL CORPORATE BONDS			275,789,365
			(Cost $273,979,686)

GOVERNMENT BONDS - 48.9%

ANGOLA - 1.1%
	2,250,000	g	Angolan Government International Bond	8.250	05/09/28	2,255,624
	1,775,000	e,g	Angolan Government International Bond	8.000	11/26/29	1,757,385
	2,500,000	g	Angolan Government International Bond	9.375	05/08/48	2,483,461
			TOTAL ANGOLA			6,496,470

ARGENTINA - 0.5%
	5,134,989		Argentine Republic Government International Bond (Step Bond)	1.125	07/09/35	1,584,196
	2,949,981	g	Provincia de Buenos Aires	3.900	09/01/37	1,356,991
			TOTAL ARGENTINA			2,941,187

ARMENIA - 0.3%
	2,000,000	g	Republic of Armenia International Bond	3.950	09/26/29	1,947,000
			TOTAL ARMENIA			1,947,000

AZERBAIJAN - 0.4%
	2,000,000	g	Southern Gas Corridor CJSC	6.875	03/24/26	2,342,920
			TOTAL AZERBAIJAN			2,342,920

BAHRAIN - 0.1%
	425,000	g	Bahrain Government International Bond	4.250	01/25/28	417,765
			TOTAL BAHRAIN			417,765

BARBADOS - 0.4%
	2,314,800	g	Barbados Government International Bond	6.500	10/01/29	2,320,587
			TOTAL BARBADOS			2,320,587

BENIN - 0.2%
EUR	1,125,000	g	Benin Government International Bond	6.875	01/19/52	1,303,751
			TOTAL BENIN			1,303,751

BERMUDA - 0.2%
	$1,175,000	g	Bermuda Government International Bond	4.750	02/15/29	1,357,125
			TOTAL BERMUDA			1,357,125
304

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

BRAZIL - 1.6%
BRL	2,500,000		Brazil Notas do Tesouro Nacional Serie F	10.000%	01/01/23	$434,066
	9,475,000		Brazil Notas do Tesouro Nacional Serie F	10.000	01/01/25	1,591,929
	5,982,000		Brazil Notas do Tesouro Nacional Serie F	10.000	01/01/27	981,825
	$1,040,000		Brazilian Government International Bond	4.625	01/13/28	1,067,009
	3,100,000		Brazilian Government International Bond	3.875	06/12/30	2,908,699
	1,025,000		Brazilian Government International Bond	5.625	02/21/47	986,573
	2,000,000		Brazilian Government International Bond	4.750	01/14/50	1,707,880
			TOTAL BRAZIL			9,677,981

CAMEROON - 0.2%
EUR	1,000,000	g	Republic of Cameroon International Bond	5.950	07/07/32	1,124,060
			TOTAL CAMEROON			1,124,060

CHINA - 0.8%
CNY	6,400,000		China Government International Bond	2.880	11/05/23	1,006,060
	3,200,000		China Government International Bond	3.270	11/19/30	510,638
	2,400,000		China Government International Bond	2.360	07/02/23	373,867
	17,000,000		China Government International Bond	3.120	12/05/26	2,690,573
			TOTAL CHINA			4,581,138

COLOMBIA - 1.5%
	$4,500,000		Colombia Government International Bond	3.000	01/30/30	4,242,780
	2,925,000		Colombia Government International Bond	3.250	04/22/32	2,729,844
	950,000		Colombia Government International Bond	5.200	05/15/49	955,994
COP	5,857,000,000		Colombian TES	6.250	07/09/36	1,280,344
			TOTAL COLOMBIA			9,208,962

COSTA RICA - 0.4%
	$2,500,000	g	Costa Rica Government International Bond	5.625	04/30/43	2,228,750
			TOTAL COSTA RICA			2,228,750

COTE D’IVOIRE - 0.4%
	2,659,585	g	Ivory Coast Government International Bond (Step Bond)	5.750	12/31/32	2,659,585
			TOTAL COTE D’IVOIRE			2,659,585

DOMINICAN REPUBLIC - 2.2%
	1,575,000	g	Dominican Republic Government International Bond	6.875	01/29/26	1,803,391
DOP	22,500,000	g	Dominican Republic Government International Bond	9.750	06/05/26	471,434
	27,000,000	g	Dominican Republic Government International Bond	11.250	02/05/27	600,522
	74,000,000	g	Dominican Republic Government International Bond	10.375	01/11/30	1,716,843
	$4,000,000	g	Dominican Republic Government International Bond	4.875	09/23/32	4,060,040
	3,060,000	g	Dominican Republic Government International Bond	7.450	04/30/44	3,641,431
	1,050,000	g	Dominican Republic International Bond	5.300	01/21/41	1,039,510
			TOTAL DOMINICAN REPUBLIC			13,333,171

ECUADOR - 1.1%
	744,229	g	Ecuador Government International Bond	0.000	07/31/30	397,240
	3,634,600	g	Ecuador Government International Bond (Step Bond)	5.000	07/31/30	3,016,718
305

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

	$4,637,020	g	Ecuador Government International Bond (Step Bond)	1.000%	07/31/35	$3,054,683
	35,000	g	Petroamazonas EP	4.625	12/06/21	34,694
			TOTAL ECUADOR			6,503,335

EGYPT - 2.6%
EGP	12,500,000		Egypt Government International Bond	16.000	06/11/22	807,970
	$1,275,000	g	Egypt Government International Bond	5.750	05/29/24	1,317,387
	1,500,000	g	Egypt Government International Bond	5.800	09/30/27	1,459,200
	4,275,000	g	Egypt Government International Bond	7.600	03/01/29	4,301,347
	4,575,000	g	Egypt Government International Bond	7.053	01/15/32	4,291,706
	3,050,000	g	Egypt Government International Bond	8.500	01/31/47	2,816,494
	1,000,000	g	Egypt Government International Bond	8.150	11/20/59	892,760
			TOTAL EGYPT			15,886,864

EL SALVADOR - 0.6%
	2,000,000	g	El Salvador Government International Bond	7.650	06/15/35	1,500,000
	3,100,000	g	El Salvador Government International Bond	7.625	02/01/41	2,270,750
			TOTAL EL SALVADOR			3,770,750

GHANA - 1.4%
	2,250,000	g	Ghana Government International Bond	0.000	04/07/25	1,599,750
	2,000,000	g	Ghana Government International Bond	7.750	04/07/29	1,781,028
	1,325,000	g	Ghana Government International Bond	8.125	03/26/32	1,166,580
	2,000,000	g	Ghana Government International Bond	8.627	06/16/49	1,691,764
	1,000,000	g	Ghana Government International Bond	8.750	03/11/61	841,120
GHS	2,500,000		Republic of Ghana Government Bonds	20.750	01/16/23	418,752
	6,658,000		Republic of Ghana Government Bonds	16.500	02/06/23	1,064,889
			TOTAL GHANA			8,563,883

GREECE - 0.4%
EUR	2,050,000	g	Hellenic Republic Government International Bond	2.000	04/22/27	2,544,642
			TOTAL GREECE			2,544,642

GUATEMALA - 0.6%
	$2,000,000	e,g	Guatemala Government International Bond	3.700	10/07/33	1,988,000
	1,500,000	g	Guatemala Government International Bond	6.125	06/01/50	1,759,500
			TOTAL GUATEMALA			3,747,500

HONDURAS - 0.3%
	1,525,000	g	Honduras Government International Bond	6.250	01/19/27	1,591,338
			TOTAL HONDURAS			1,591,338

HUNGARY - 0.2%
	1,325,000	g	Hungary Government International Bond	3.125	09/21/51	1,291,065
			TOTAL HUNGARY			1,291,065

INDIA - 0.4%
	2,700,000	g	Export-Import Bank of India	2.250	01/13/31	2,530,761
			TOTAL INDIA			2,530,761
306

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

INDONESIA - 1.2%
	$1,275,000	g	Indonesia Government International Bond	4.625%	04/15/43	$1,451,165
IDR	18,150,000,000		Indonesia Treasury Bond	8.375	09/15/26	1,449,954
	8,730,000,000		Indonesia Treasury Bond	7.000	09/15/30	648,550
	21,300,000,000		Indonesia Treasury Bond	8.375	03/15/34	1,698,888
	$2,000,000	g	Perusahaan Penerbit SBSN Indonesia III	2.550	06/09/31	2,004,820
			TOTAL INDONESIA			7,253,377

IRAQ - 0.9%
	2,125,000	g	Iraq Government International Bond	6.752	03/09/23	2,168,449
	3,310,938	g	Iraq Government International Bond	5.800	01/15/28	3,219,887
			TOTAL IRAQ			5,388,336

JAMAICA - 1.3%
	2,950,000		Jamaica Government International Bond	8.000	03/15/39	4,135,900
	2,510,000		Jamaica Government International Bond	7.875	07/28/45	3,550,395
			TOTAL JAMAICA			7,686,295

JORDAN - 1.0%
	4,050,000	e,g	Jordan Government International Bond	4.950	07/07/25	4,225,700
	2,000,000	g	Jordan Government International Bond	7.375	10/10/47	2,063,084
			TOTAL JORDAN			6,288,784

KAZAKHSTAN - 0.3%
	1,250,000	g	Kazakhstan Government International Bond	6.500	07/21/45	1,801,739
			TOTAL KAZAKHSTAN			1,801,739

KENYA - 1.2%
	1,950,000	g	Kenya Government International Bond	6.875	06/24/24	2,100,231
	1,000,000	g	Kenya Government International Bond	8.000	05/22/32	1,087,609
	1,125,000	g	Kenya Government International Bond	6.300	01/23/34	1,098,050
	1,325,000	g	Kenya Government International Bond	8.250	02/28/48	1,376,542
KES	160,000,000		Republic of Kenya Infrastructure Bond	12.257	01/05/37	1,482,734
			TOTAL KENYA			7,145,166

LEBANON - 0.2%
	$3,200,000	†,q	Lebanon Government International Bond	6.250	11/04/24	480,640
	3,800,000	†,q	Lebanon Government International Bond	6.850	03/23/27	570,000
			TOTAL LEBANON			1,050,640

MALAYSIA - 0.1%
MYR	4,000,000		Malaysia Government International Bond	3.828	07/05/34	933,640
			TOTAL MALAYSIA			933,640

MEXICO - 1.5%
MXN	38,600,000		Mexican Bonos	7.500	06/03/27	1,882,509
	25,400,000		Mexican Bonos	8.500	05/31/29	1,307,012
	15,100,000		Mexican Bonos	7.750	05/29/31	744,842
	$1,500,000		Mexico Government International Bond	4.750	04/27/32	1,682,025
	3,500,000		Mexico Government International Bond	4.280	08/14/41	3,647,945
			TOTAL MEXICO			9,264,333
307

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

MONGOLIA - 0.5%
$2,425,000	g	Mongolia Government International Bond	5.125%	04/07/26	$2,518,712
550,000	e,g	Mongolia Government International Bond	4.450	07/07/31	525,319
		TOTAL MONGOLIA			3,044,031

MOROCCO - 0.5%
1,000,000	g	Morocco Government International Bond	2.375	12/15/27	980,566
525,000	g	Morocco Government International Bond	3.000	12/15/32	498,788
1,450,000	g	Morocco Government International Bond	5.500	12/11/42	1,603,903
		TOTAL MOROCCO			3,083,257

NIGERIA - 1.4%
1,700,000	g	Nigeria Government International Bond	7.625	11/21/25	1,854,683
2,975,000	g	Nigeria Government International Bond	6.500	11/28/27	3,041,780
1,500,000	g	Nigeria Government International Bond	7.375	09/28/33	1,487,230
2,000,000	g	Nigeria Government International Bond	7.696	02/23/38	1,930,000
		TOTAL NIGERIA			8,313,693

OMAN - 1.5%
2,425,000	g	Oman Government International Bond	5.375	03/08/27	2,549,547
2,550,000	g	Oman Government International Bond	6.750	10/28/27	2,856,184
1,500,000	g	Oman Government International Bond	6.250	01/25/31	1,625,820
1,200,000	g	Oman Government International Bond	6.500	03/08/47	1,183,548
1,025,000	g	Oman Government International Bond	6.750	01/17/48	1,034,676
		TOTAL OMAN			9,249,775

PAKISTAN - 1.3%
3,200,000	g	Pakistan Government International Bond	6.875	12/05/27	3,271,286
1,500,000	g	Pakistan Government International Bond	7.375	04/08/31	1,526,262
1,000,000	g	Pakistan Government International Bond	8.875	04/08/51	1,004,124
2,000,000		Pakistan Water & Power Development Authority	7.500	06/04/31	1,964,655
		TOTAL PAKISTAN			7,766,327

PANAMA - 0.5%
2,850,000		Panama Notas del Tesoro	3.750	04/17/26	3,025,645
		TOTAL PANAMA			3,025,645

PARAGUAY - 0.6%
1,800,000	g	Paraguay Government International Bond	2.739	01/29/33	1,728,000
1,475,000	g	Paraguay Government International Bond	5.400	03/30/50	1,663,063
		TOTAL PARAGUAY			3,391,063

PERU - 0.3%
1,645,000		Peruvian Government International Bond	3.000	01/15/34	1,626,905
		TOTAL PERU			1,626,905

QATAR - 0.8%
1,700,000	g	Qatar Government International Bond	3.750	04/16/30	1,897,262
2,200,000	g	Qatar Government International Bond	4.400	04/16/50	2,683,849
		TOTAL QATAR			4,581,111
308

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

REPUBLIC OF SERBIA - 0.2%
RSD	147,700,000		Serbia Treasury Bonds	4.500%	08/20/32	$1,496,115
			TOTAL REPUBLIC OF SERBIA			1,496,115

ROMANIA - 0.4%
	$1,080,000	g	Romanian Government International Bond	3.000	02/14/31	1,088,033
	1,400,000	g	Romanian Government International Bond	4.000	02/14/51	1,409,964
			TOTAL ROMANIA			2,497,997

RUSSIA - 1.2%
RUB	105,300,000		Russian Federal Bond-OFZ	7.100	10/16/24	1,443,225
	75,000,000		Russian Federal Bond-OFZ	7.950	10/07/26	1,049,400
	64,000,000		Russian Federal Bond-OFZ	7.650	04/10/30	881,326
	$1,200,000	g	Russian Foreign Bond - Eurobond	4.375	03/21/29	1,353,612
	2,000,000	g	Russian Foreign Bond - Eurobond	5.100	03/28/35	2,389,920
			TOTAL RUSSIA			7,117,483

RWANDA - 0.6%
	3,825,000	g	Rwanda International Government Bond	5.500	08/09/31	3,910,118
			TOTAL RWANDA			3,910,118

SAUDI ARABIA - 1.3%
	1,950,000	g	Saudi Government International Bond	3.250	10/26/26	2,088,060
	2,500,000	g	Saudi Government International Bond	2.250	02/02/33	2,415,849
	2,000,000	g	Saudi Government International Bond	3.750	01/21/55	2,088,360
	1,500,000	g	Saudi Government International Bond	3.450	02/02/61	1,480,240
			TOTAL SAUDI ARABIA			8,072,509

SENEGAL - 0.5%
	950,000	g	Senegal Government International Bond	6.250	05/23/33	979,854
	1,900,000	g	Senegal Government International Bond	6.750	03/13/48	1,881,118
			TOTAL SENEGAL			2,860,972

SOUTH AFRICA - 1.7%
	1,025,000		Republic of South Africa Government International Bond	5.650	09/27/47	969,968
	1,500,000		Republic of South Africa Government International Bond	5.750	09/30/49	1,431,300
ZAR	7,500,000		South Africa Government International Bond	10.500	12/21/26	538,269
	$3,000,000		South Africa Government International Bond	4.300	10/12/28	3,025,701
ZAR	59,300,000		South Africa Government International Bond	7.000	02/28/31	3,189,072
	$1,250,000	e	South Africa Government International Bond	5.375	07/24/44	1,178,095
			TOTAL SOUTH AFRICA			10,332,405

SRI LANKA - 0.4%
	800,000	g	Sri Lanka Government International Bond	5.750	04/18/23	546,200
	1,000,000	g	Sri Lanka Government International Bond	6.825	07/18/26	632,500
	1,650,000	g	Sri Lanka Government International Bond	7.550	03/28/30	1,028,544
			TOTAL SRI LANKA			2,207,244
309

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

SUPRANATIONAL - 0.8%
	$975,000	g	African Export-Import Bank	2.634%	05/17/26	$985,718
	2,975,000	g	Banque Ouest Africaine de Developpement	4.700	10/22/31	3,238,282
	900,000	†	European Bank for Reconstruction & Development	10.000	02/28/23	790,698
			TOTAL SUPRANATIONAL			5,014,698

THAILAND - 0.3%
THB	11,000,000		Thailand Government International Bond	2.875	12/17/28	359,706
	35,700,000		Thailand Government International Bond	3.400	06/17/36	1,181,684
			TOTAL THAILAND			1,541,390

TRINIDAD AND TOBAGO - 0.2%
	$1,050,000	g	Trinidad & Tobago Government International Bond	4.500	06/26/30	1,085,700
			TOTAL TRINIDAD AND TOBAGO			1,085,700

TURKEY - 2.2%
	2,675,000		Turkey Government International Bond	5.125	02/17/28	2,511,836
	1,500,000		Turkey Government International Bond	6.500	09/20/33	1,427,223
	4,350,000		Turkey Government International Bond	4.875	04/16/43	3,376,087
	625,000		Turkey Government International Bond	6.625	02/17/45	566,584
	2,500,000	g	Turkiye Ihracat Kredi Bankasi AS.	5.750	07/06/26	2,438,929
	3,000,000	g	Turkiye Ihracat Kredit Bankasi	5.375	10/24/23	3,038,063
			TOTAL TURKEY			13,358,722

UGANDA - 0.3%
UGX	6,750,000,000		Republic of Uganda Government Bonds	14.250	08/23/29	1,928,706
			TOTAL UGANDA			1,928,706

UKRAINE - 2.4%
UAH	37,000,000		Ukraine Government International Bond	15.840	02/26/25	1,510,709
	$4,050,000	g	Ukraine Government International Bond	7.750	09/01/25	4,369,383
	1,450,000	g	Ukraine Government International Bond	9.750	11/01/28	1,684,535
EUR	1,075,000	g	Ukraine Government International Bond	4.375	01/27/30	1,157,375
	$3,000,000	g	Ukraine Government International Bond	7.253	03/15/33	3,055,487
	2,320,000	g,i	Ukraine Government International Bond	1.258	05/31/40	2,442,728
			TOTAL UKRAINE			14,220,217

UNITED ARAB EMIRATES - 0.9%
	2,650,000	g	Abu Dhabi Government International Bond	3.125	09/30/49	2,667,013
	2,650,000		Emirate of Dubai Government International Bonds	3.900	09/09/50	2,502,652
			TOTAL UNITED ARAB EMIRATES			5,169,665

URUGUAY - 1.2%
	4,878,796		Uruguay Government International Bond	4.375	01/23/31	5,634,668
UYU	61,000,000		Uruguay Government International Bond	8.250	05/21/31	1,374,749
			TOTAL URUGUAY			7,009,417

UZBEKISTAN - 0.7%
UZS	7,990,000,000	g	Republic of Uzbekistan Government International Bond	14.500	11/25/23	758,785
	$2,450,000	g	Republic of Uzbekistan Government International Bond	5.375	02/20/29	2,658,802
310

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

UZS	5,708,925,000	g	Republic of Uzbekistan International Bond	14.000%	07/19/24	$536,232
			TOTAL UZBEKISTAN			3,953,819

ZAMBIA - 0.6%
	$3,900,000	g	Zambia Government International Bond	8.500	04/14/24	3,095,820
	750,000	g	Zambia Government International Bond	8.970	07/30/27	587,625
			TOTAL ZAMBIA			3,683,445

			TOTAL GOVERNMENT BONDS			294,725,329
			(Cost $301,029,565)

			TOTAL BONDS			570,514,694
			(Cost $575,009,251)

SHARES			COMPANY

COMMON STOCKS - 0.2%

UNITED STATES - 0.2%
	48,641,231	*	Petra Diamonds			1,031,804
			TOTAL UNITED STATES			1,031,804

			TOTAL COMMON STOCKS			1,031,804
			(Cost $914,455)

SHORT-TERM INVESTMENTS - 4.1%

EGYPT - 0.3%
EGP	8,600,000		Egypt Treasury Bill	0.000	12/07/21	541,969
	26,500,000		Egypt Treasury Bill	0.000	02/22/22	1,625,287
			TOTAL EGYPT			2,167,256

UNITED STATES - 1.3%
	$7,593,000		United States Treasury Bill	0.000	11/02/21	7,592,996
			TOTAL UNITED STATES			7,592,996

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.5%

UNITED STATES - 2.5%
	15,365,433	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030		15,365,433
			TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			15,365,433

			TOTAL SHORT-TERM INVESTMENTS			25,125,685
			(Cost $25,127,647)
			TOTAL INVESTMENTS - 100.6%			606,030,233
			(Cost $610,273,141)
			OTHER ASSETS & LIABILITIES, NET - (0.6)%			(3,457,972)
			NET ASSETS - 100.0%			$602,572,261
311

TIAA-CREF FUNDS – Emerging Markets Debt Fund

	BRL	Brazilian Real
	CNY	Chinese Yuan
	COP	Colombian Peso
	DOP	Dominican Republic Peso
	EGP	Egyptian Pound
	EUR	Euro
	GHS	Ghanaian Cedi
	IDR	Indonesian Rupiah
	KES	Kenyan Shilling
	KZT	Kazakhstani Tenge
	LIBOR	London Interbank Offered Rate
	M	Month
	MXN	Mexican Peso
	MYR	Malaysian Ringgit
	PEN	Peruvian Sol
	RSD	Serbian Dinar
	RUB	Russian Ruble
	THB	Thai Baht
	UAH	Ukrainian Hryvnia
	UGX	Ugandan Shilling
	UYU	Uruguayan Peso
	ZAR	South African Rand

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
‡	Perpetual security
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $14,915,887.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/21, the aggregate value of these securities is $430,187,347 or 71.4% of net assets.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
o	Payment in Kind Bond
q	In default

Forward foreign currency contracts outstanding as of October 31, 2021 were as follows:

Currency to be purchased	Receive	Currency to be sold	Deliver	Counterparty	Settlement date	Unrealized appreciation (depreciation)
	$1,952,748	PEN	8,100,000	Morgan Stanley	01/06/22	$(71,594)

Abbreviation(s):
PEN Peruvian Sol
312

TIAA-CREF FUNDS – International Bond Fund

TIAA-CREF FUNDS

INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

October 31, 2021

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

BANK LOAN OBLIGATIONS - 1.7%

AUSTRALIA - 0.0%
$323,284	i	Hamilton HoldCo LLC	LIBOR 3 M + 2.000%	2.140%	07/02/25	$320,319
		TOTAL AUSTRALIA				320,319

CANADA - 0.1%
389,889	i	1011778 BC ULC	LIBOR 1 M + 1.750%	1.837	11/19/26	382,021
		TOTAL CANADA				382,021

IRELAND - 0.1%
261,086	i	Avolon TLB Borrower US LLC	LIBOR 1 M + 1.750%	2.500	01/15/25	260,700
344,750	i	Avolon TLB Borrower US LLC	LIBOR 1 M + 1.500%	2.250	02/12/27	341,464
		TOTAL IRELAND				602,164

LUXEMBOURG - 0.1%
429,452	i	Ineos US Finance LLC	LIBOR 1 M + 2.000%	2.087	03/31/24	426,412
		TOTAL LUXEMBOURG				426,412

UNITED KINGDOM - 0.2%
1,000,000	h,i	Delta 2 Lux Sarl	LIBOR 3 M + 2.500%	3.500	02/01/24	995,940
		TOTAL UNITED KINGDOM				995,940

UNITED STATES - 1.2%
336,425	i	American Airlines, Inc	LIBOR 1 M + 2.000%	2.090	12/14/23	331,171
1,000,000	h,i	APi Group DE, Inc	LIBOR 1 M + 2.750%	2.750	10/06/28	999,750
312,976	i	Bausch Health Americas, Inc	LIBOR 1 M + 3.000%	3.087	06/02/25	312,175
251,900	i	Change Healthcare Holdings LLC	LIBOR 1 M + 2.500%	3.500	03/01/24	251,613
314,312	i	Dell International LLC	LIBOR 1 M + 1.750%	2.000	09/19/25	314,070
116,647	i	Endo Luxembourg Finance Co I Sarl	LIBOR 3 M + 5.000%	5.750	03/27/28	113,569
225,233	i,q	Mallinckrodt International Finance S.A.	LIBOR 3 M + 5.250%	6.000	09/24/24	209,248
1,000,000	h,i	MKS Instruments, Inc	LIBOR 1 M + 2.250%	2.750	10/22/28	998,750
348,911	i	Nielsen Finance LLC	LIBOR 1 M + 2.000%	2.086	10/04/23	348,499
1,000,000	i	Phoenix Newco, Inc	LIBOR 1 M + 3.500%	4.000	08/11/28	1,000,690
409,461	i	Plantronics, Inc	LIBOR 1 M + 2.500%	2.587	07/02/25	398,328
336,506	i	Sabre GLBL, Inc	LIBOR 1 M + 2.000%	2.087	02/22/24	332,659
412,005	i	Samsonite IP Holdings Sarl	LIBOR 1 M + 1.750%	1.837	04/25/25	400,802
326,454	i	Team Health Holdings, Inc	LIBOR 1 M + 2.750%	3.750	02/06/24	310,948
		TOTAL UNITED STATES				6,322,272

		TOTAL BANK LOAN OBLIGATIONS				9,049,128
		(Cost $9,143,241)
313

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

BONDS - 93.5%

CORPORATE BONDS - 23.2%

AUSTRALIA - 0.1%
	$325,000	g	Santos Finance Ltd	3.649%	04/29/31	$330,750
			TOTAL AUSTRALIA			330,750

AUSTRIA - 0.1%
EUR	600,000		Erste Group Bank AG.	4.250	N/A‡	732,615
			TOTAL AUSTRIA			732,615

BRAZIL - 0.2%
	$300,000	g	B3 S.A.-Brasil Bolsa Balcao	4.125	09/20/31	287,235
	200,000	g	Natura Cosmeticos S.A.	4.125	05/03/28	197,960
	500,000		Suzano Austria GmbH	3.125	01/15/32	472,385
			TOTAL BRAZIL			957,580

CANADA - 1.0%
EUR	1,200,000	z	Bank of ,NV Scotia	0.250	11/01/28	1,350,023
	$500,000		Enbridge, Inc	5.750	07/15/80	562,000
EUR	250,000	g	Fairfax Financial Holdings Ltd	2.750	03/29/28	315,056
	$750,000	g	GFL Environmental, Inc	4.250	06/01/25	773,322
	1,275,000	g	MEG Energy Corp	5.875	02/01/29	1,311,656
	500,000	g	Nova Chemicals Corp	4.875	06/01/24	520,375
	500,000	g	Parkland Fuel Corp	5.875	07/15/27	528,125
			TOTAL CANADA			5,360,557

CHILE - 0.6%
	400,000	g	Alfa Desarrollo S.p.A	4.550	09/27/51	390,840
	300,000		Celulosa Arauco y Constitucion S.A.	3.875	11/02/27	319,830
	250,000	g	Celulosa Arauco y Constitucion S.A.	4.250	04/30/29	265,315
	275,000	g	Colbun S.A.	3.150	01/19/32	271,562
	425,000	g	Corp Nacional del Cobre de Chile	3.625	08/01/27	450,764
	325,000	g	Corp Nacional del Cobre de Chile	3.150	01/15/51	298,665
	425,000	g	Embotelladora Andina S.A.	3.950	01/21/50	439,348
	325,000	g	Empresa Nacional de Telecomunicaciones S.A.	3.050	09/14/32	317,265
	300,000	g	Sociedad Quimica y Minera de Chile S.A.	3.500	09/10/51	292,917
			TOTAL CHILE			3,046,506

CHINA - 0.3%
	300,000	z	Country Garden Holdings Co Ltd	3.125	10/22/25	279,406
	550,000	g	ENN Clean Energy International Investment Ltd	3.375	05/12/26	544,773
	300,000	g	ENN Energy Holdings Ltd	2.625	09/17/30	295,703
	350,000		JD.com, Inc	3.375	01/14/30	363,441
EUR	125,000	g	Prosus NV	2.031	08/03/32	142,304
			TOTAL CHINA			1,625,627

COLOMBIA - 0.1%
	$350,000		Bancolombia S.A.	3.000	01/29/25	353,066
	300,000		Ecopetrol S.A.	5.375	06/26/26	324,381
	75,000		Ecopetrol S.A.	6.875	04/29/30	86,625
			TOTAL COLOMBIA			764,072
314

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

CZECH REPUBLIC - 0.1%
EUR	400,000	z	CEZ AS.	0.875%	11/21/22	$466,137
			TOTAL CZECH REPUBLIC			466,137

DENMARK - 0.1%
GBP	500,000		Danske Bank A.S.	2.250	01/14/28	689,075
			TOTAL DENMARK			689,075

FRANCE - 1.1%
EUR	600,000		Airbus SE	1.625	06/09/30	742,936
	250,000	g	Altice France S.A.	5.875	02/01/27	302,169
	600,000	g	Altice France S.A.	3.375	01/15/28	663,849
	600,000		Electricite de France S.A.	2.000	10/02/30	766,711
	500,000	z	Engie S.A.	1.875	N/A‡	574,390
	835,000	g	Iliad Holding SAS	5.125	10/15/26	992,144
	300,000	z	La Poste S.A.	0.625	01/18/36	331,186
GBP	700,000	z	Societe Generale S.A.	1.250	12/07/27	912,932
EUR	500,000	z	Societe Generale S.A.	0.500	06/12/29	562,793
			TOTAL FRANCE			5,849,110

GERMANY - 0.7%
EUR	750,000	g,o	IHO Verwaltungs GmbH	3.750	09/15/26	880,317
	600,000		Volkswagen Bank GmbH	2.500	07/31/26	758,316
GBP	800,000		Volkswagen International Finance NV	3.375	11/16/26	1,175,102
EUR	800,000		Vonovia SE	0.625	12/14/29	905,837
			TOTAL GERMANY			3,719,572

INDIA - 0.3%
	$300,000	g	Adani Electricity Mumbai Ltd	3.867	07/22/31	292,043
	625,000	e,g	Bharti Airtel Ltd	3.250	06/03/31	629,601
	200,000	g,h	CA Magnum Holdings	5.375	10/31/26	205,080
	200,000	g	Indian Railway Finance Corp Ltd	3.249	02/13/30	202,165
	250,000	z	Power Finance Corp Ltd	3.350	05/16/31	245,844
	225,000	g	UltraTech Cement Ltd	2.800	02/16/31	215,560
			TOTAL INDIA			1,790,293

INDONESIA - 0.1%
	225,000	g	Pelabuhan Indonesia III Persero PT	4.500	05/02/23	235,125
	200,000	g	Pertamina Persero PT	3.650	07/30/29	212,431
	225,000	g	Perusahaan Listrik Negara PT	4.875	07/17/49	238,777
			TOTAL INDONESIA			686,333

IRELAND - 0.2%
EUR	1,000,000	z	Bank of Ireland Group plc	0.375	05/10/27	1,140,470
			TOTAL IRELAND			1,140,470

ISRAEL - 0.3%
	$500,000	g	Bank Hapoalim BM	3.255	01/21/32	498,750
	300,000	g	Bank Leumi Le-Israel BM	3.275	01/29/31	302,250
	625,000	g	Israel Electric Corp Ltd	4.250	08/14/28	696,888
			TOTAL ISRAEL			1,497,888
315

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

ITALY - 0.2%
	$200,000	g	Intesa Sanpaolo S.p.A	4.198%	06/01/32	$201,622
	750,000	g	UniCredit S.p.A	2.569	09/22/26	754,208
			TOTAL ITALY			955,830

JAPAN - 0.5%
EUR	500,000	z	Mitsubishi UFJ Financial Group, Inc	0.872	09/07/24	591,119
	500,000	z	Sumitomo Mitsui Financial Group, Inc	0.819	07/23/23	587,858
	500,000	z	Takeda Pharmaceutical Co Ltd	3.000	11/21/30	682,078
	500,000		Takeda Pharmaceutical Co Ltd	1.375	07/09/32	597,294
			TOTAL JAPAN			2,458,349

KAZAKHSTAN - 0.2%
	$475,000	g	KazTransGas JSC	4.375	09/26/27	522,359
	400,000	g	Tengizchevroil Finance Co International Ltd	2.625	08/15/25	406,066
			TOTAL KAZAKHSTAN			928,425

KOREA, REPUBLIC OF - 0.0%
	250,000	z	SK Battery America, Inc	2.125	01/26/26	244,989
			TOTAL KOREA, REPUBLIC OF			244,989

KUWAIT - 0.1%
	625,000	g	NBK SPC Ltd	1.625	09/15/27	613,629
			TOTAL KUWAIT			613,629

LUXEMBOURG - 0.4%
EUR	1,000,000	g	Albion Financing SARL	5.250	10/15/26	1,160,266
	250,000	z	Czech Gas Networks Investments Sarl	0.450	09/08/29	283,414
	150,000	z	GTC Aurora Luxembourg S.A.	2.250	06/23/26	175,136
	500,000	z	ProLogis International Funding II S.A.	2.375	11/14/30	650,393
			TOTAL LUXEMBOURG			2,269,209

MALAYSIA - 0.2%
	$400,000	g	Genm Capital Labuan Ltd	3.882	04/19/31	391,290
	200,000	g	Petronas Capital Ltd	3.500	04/21/30	215,465
	250,000	g	Petronas Energy Canada Ltd	2.112	03/23/28	248,978
			TOTAL MALAYSIA			855,733

MEXICO - 0.4%
	250,000	g	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand	5.375	04/17/25	276,250
	375,000	g	Becle SAB de C.V.	2.500	10/14/31	368,974
	300,000	e,g	Fresnillo plc	4.250	10/02/50	306,750
	200,000	g	Grupo Bimbo SAB de C.V.	4.700	11/10/47	242,065
	375,000	g	Orbia Advance Corp SAB de C.V.	1.875	05/11/26	371,250
EUR	200,000		Petroleos Mexicanos	1.875	04/21/22	232,409
	$500,000	g	Sigma Alimentos S.A. de C.V.	4.125	05/02/26	536,880
			TOTAL MEXICO			2,334,578
316

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

NETHERLANDS - 0.3%
EUR	600,000		Cooperatieve Rabobank UA	3.250%	N/A‡	$705,713
	625,000	g	OCI NV	3.125	11/01/24	731,652
			TOTAL NETHERLANDS			1,437,365

PANAMA - 0.1%
	$200,000	g	Aeropuerto Internacional de Tocumen S.A.	4.000	08/11/41	200,837
	200,000	g	Aeropuerto Internacional de Tocumen S.A.	5.125	08/11/61	208,252
	300,000	g	Banco General S.A.	4.125	08/07/27	321,003
			TOTAL PANAMA			730,092

PERU - 0.1%
	200,000	g	Banco de Credito del Peru	3.250	09/30/31	198,200
	200,000	g	Kallpa Generacion SA	4.125	08/16/27	207,752
			TOTAL PERU			405,952

POLAND - 0.1%
EUR	300,000	z	mBank S.A.	0.966	09/21/27	342,678
	250,000	z	Polski Koncern Naftowy ORLEN S.A.	1.125	05/27/28	290,460
			TOTAL POLAND			633,138

PORTUGAL - 0.2%
EUR	1,000,000		EDP Finance BV	1.125	02/12/24	1,188,116
			TOTAL PORTUGAL			1,188,116

QATAR - 0.5%
	$300,000	z	CBQ Finance Ltd	2.000	05/12/26	298,707
	300,000	z	QNB Finance Ltd	1.625	09/22/25	300,390
CNY	12,850,000		QNB Finance Ltd	3.150	02/04/26	1,961,757
	$250,000	z	QNB Finance Ltd	2.750	02/12/27	259,708
			TOTAL QATAR			2,820,562

RUSSIA - 0.2%
EUR	300,000	z	Gazprom OAO Via Gaz Capital S.A.	2.500	03/21/26	361,644
	$200,000	g	LUKOIL Securities BV	3.875	05/06/30	207,600
	300,000	g	Phosagro OAO Via Phosagro Bond Funding DAC	2.600	09/16/28	298,279
			TOTAL RUSSIA			867,523

SAUDI ARABIA - 0.3%
	500,000	g	Arabian Centres Sukuk II Ltd	5.625	10/07/26	520,790
	200,000	g	S.A. Global Sukuk Ltd	0.946	06/17/24	197,820
	250,000	g	SABIC Capital II BV	4.000	10/10/23	263,897
	275,000	g	Saudi Arabian Oil Co	2.250	11/24/30	266,468
	300,000	z	Saudi Electricity Global Sukuk Co 5	2.413	09/17/30	301,479
			TOTAL SAUDI ARABIA			1,550,454

SINGAPORE - 0.1%
EUR	200,000	z	Temasek Financial I Ltd	0.500	11/20/31	229,525
	$500,000	g	United Overseas Bank Ltd	2.000	10/14/31	497,430
			TOTAL SINGAPORE			726,955
317

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

SOUTH AFRICA - 0.2%
	$1,250,000	z	Eskom Holdings SOC Ltd	4.314%	07/23/27	$1,230,272
			TOTAL SOUTH AFRICA			1,230,272

SPAIN - 0.2%
	800,000		Banco Santander S.A.	7.500	N/A‡	865,000
			TOTAL SPAIN			865,000

SWITZERLAND - 0.7%
EUR	750,000	z	Cloverie plc for Zurich Insurance Co Ltd	1.500	12/15/28	927,831
GBP	500,000		Credit Suisse Group AG.	2.250	06/09/28	686,183
EUR	600,000	z	UBS Group AG	0.250	11/05/28	678,367
	1,000,000	z	UBS Group AG.	0.250	02/24/28	1,130,017
			TOTAL SWITZERLAND			3,422,398

TAIWAN - 0.1%
	$275,000		TSMC Arizona Corp	1.750	10/25/26	276,467
			TOTAL TAIWAN			276,467

TANZANIA, UNITED REPUBLIC OF - 0.1%
	450,000	e	AngloGold Ashanti Holdings plc	3.750	10/01/30	455,063
			TOTAL TANZANIA, UNITED REPUBLIC OF			455,063

THAILAND - 0.2%
	430,000	g	Bangkok Bank PCL	3.466	09/23/36	426,724
	200,000	g,z	PTTEP Treasury Center Co Ltd	2.587	06/10/27	204,811
	300,000	g	Thaioil Treasury Center Co Ltd	2.500	06/18/30	281,667
			TOTAL THAILAND			913,202

TURKEY - 0.1%
EUR	250,000	z	Arcelik AS.	3.000	05/27/26	291,081
			TOTAL TURKEY			291,081

UNITED ARAB EMIRATES - 0.3%
	$200,000	g	DAE Funding LLC	3.375	03/20/28	204,360
	300,000	z	EI Sukuk Co Ltd	1.827	09/23/25	299,756
GBP	300,000	z	First Abu Dhabi Bank PJSC	1.375	02/19/23	411,204
	$600,000	z	National Central Cooling Co PJSC	2.500	10/21/27	594,864
			TOTAL UNITED ARAB EMIRATES			1,510,184

UNITED KINGDOM - 2.4%
GBP	1,050,000		BAE Systems plc	4.125	06/08/22	1,467,345
EUR	800,000	z	Barclays plc	0.625	11/14/23	932,383
GBP	500,000		BAT International Finance plc	4.000	09/04/26	741,842
UGX	3,000,000,000	†,g	ICBC Standard Bank plc	14.250	06/26/34	778,559
GBP	750,000		Lloyds Banking Group plc	1.985	12/15/31	1,009,742
	500,000		National Grid Gas plc	1.375	02/07/31	639,023
EUR	750,000		Natwest Group plc	1.750	03/02/26	903,808
	750,000		RELX Capital, Inc	1.300	05/12/25	900,665
	700,000	z	Standard Chartered plc	1.200	09/23/31	800,768
318

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

GBP	700,000		Virgin Money UK plc	3.375%	04/24/26	$999,470
	2,355,000	g	Vmed O2 UK Financing I plc	4.500	07/15/31	3,229,956
			TOTAL UNITED KINGDOM			12,403,561

UNITED STATES - 9.7%
EUR	500,000	z	Abbott Ireland Financing DAC	1.500	09/27/26	612,516
	1,200,000		AbbVie, Inc	1.250	06/01/24	1,427,931
	900,000	g	Adient Global Holdings Ltd	3.500	08/15/24	1,053,460
JPY	100,000,000		Aflac, Inc	0.550	03/12/30	868,806
EUR	250,000	g	Allied Universal Holdco LLC	3.625	06/01/28	282,257
	575,000		American Honda Finance Corp	1.950	10/18/24	702,232
	300,000		American Tower Corp	1.375	04/04/25	358,731
	650,000		American Tower Corp	0.450	01/15/27	742,831
	500,000		Aptiv plc	1.500	03/10/25	599,847
	750,000	g	Ardagh Metal Packaging Finance USA LLC	2.000	09/01/28	855,689
	750,000	g	Ardagh Metal Packaging Finance USA LLC	3.000	09/01/29	848,255
	300,000	g	Ashland Services BV	2.000	01/30/28	355,338
	500,000		AT&T, Inc	2.350	09/05/29	643,939
	750,000	g	Avantor Funding, Inc	3.875	07/15/28	898,035
	575,000		Ball Corp	0.875	03/15/24	665,293
	500,000	z	Bank of America Corp	1.662	04/25/28	610,622
	500,000	z	Bank of America Corp	0.654	10/26/31	560,940
	700,000		Becton Dickinson & Co	1.401	05/24/23	827,498
	670,000		Becton Dickinson & Co	1.900	12/15/26	828,784
	600,000	h,z	Blackstone Private Credit Fund	1.750	11/30/26	686,601
	100,000		Capital One Financial Corp	0.800	06/12/24	117,474
	650,000	g	Carnival Corp	7.625	03/01/26	806,620
	100,000		Celanese US Holdings LLC	0.625	09/10/28	113,663
	750,000		Chubb INA Holdings, Inc	1.550	03/15/28	920,439
	350,000		Chubb INA Holdings, Inc	1.400	06/15/31	424,481
	750,000	z	Citigroup, Inc	1.250	07/06/26	895,112
	700,000		Comcast Corp	0.250	05/20/27	802,753
	1,250,000	g	Coty, Inc	3.875	04/15/26	1,470,513
	500,000	g	Dana Financing Luxembourg Sarl	3.000	07/15/29	580,876
	500,000	g	Diebold Nixdorf Dutch Holding BV	9.000	07/15/25	622,274
GBP	100,000	z	Digital Stout Holding LLC	2.750	07/19/24	141,971
	200,000		Discovery Communications LLC	2.500	09/20/24	281,276
EUR	800,000		Dow Chemical Co	0.500	03/15/27	921,946
	500,000		FedEx Corp	1.625	01/11/27	612,179
	375,000		Fidelity National Information Services, Inc	1.100	07/15/24	444,546
GBP	600,000		Fiserv, Inc	3.000	07/01/31	883,755
EUR	750,000	z	General Motors Financial Co, Inc	0.600	05/20/27	855,298
	400,000		Goldman Sachs Group, Inc	1.375	05/15/24	472,167
	500,000	z	Goldman Sachs Group, Inc	0.250	01/26/28	558,901
	295,000	g	Goodyear Europe BV	2.750	08/15/28	343,426
	1,000,000		Honeywell International, Inc	0.000	03/10/24	1,158,361
	600,000		International Business Machines Corp	0.650	02/11/32	682,421
	500,000	g	International Game Technology plc	3.500	06/15/26	591,542
	500,000	g	IQVIA, Inc	1.750	03/15/26	579,551
	500,000	z	JPMorgan Chase & Co	1.638	05/18/28	610,453
	$1,000,000		JPMorgan Chase & Co	3.650	N/A‡	996,250
319

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

EUR	450,000	g	Liberty Mutual Group, Inc	2.750%	05/04/26	$570,563
	650,000		Liberty Mutual Group, Inc	2.750	05/04/26	824,146
GBP	600,000		McKesson Corp	3.125	02/17/29	881,072
EUR	600,000	z	Metropolitan Life Global Funding I	0.550	06/16/27	703,302
	600,000	z	Mondelez International Holdings Netherlands BV	1.250	09/09/41	669,672
	650,000		Mondelez International, Inc	1.375	03/17/41	738,807
	670,000		Morgan Stanley	1.342	10/23/26	804,246
	400,000	g	OI European Group BV	3.125	11/15/24	472,576
	500,000	g	Olympus Water US Holding Corp	3.875	10/01/28	575,326
	100,000	g	Organon Finance LLC	2.875	04/30/28	116,581
	$1,250,000	g	Organon Finance LLC	5.125	04/30/31	1,289,287
	1,075,000		Plains All American Pipeline LP	3.800	09/15/30	1,135,734
EUR	540,000		ProLogis Euro Finance LLC	0.375	02/06/28	620,373
	500,000	g	Scientific Games International, Inc	3.375	02/15/26	583,185
	400,000		Silgan Holdings, Inc	3.250	03/15/25	464,851
	$1,500,000		Skyworks Solutions, Inc	0.900	06/01/23	1,500,212
EUR	700,000		Southern Co	1.875	09/15/81	790,181
	450,000		Stryker Corp	2.625	11/30/30	600,303
	1,100,000		SYSCO Corp	1.250	06/23/23	1,296,435
	700,000		The Procter & Gamble Company	0.625	10/30/24	826,906
	500,000		The Procter & Gamble Company	1.875	10/30/38	682,409
	600,000		Thermo Fisher Scientific Finance I BV	0.800	10/18/30	692,752
	$125,000	g	Univision Communications, Inc	4.500	05/01/29	126,462
EUR	400,000		Verizon Communications, Inc	1.875	10/26/29	505,012
	600,000		Walmart, Inc	2.550	04/08/26	766,970
	1,000,000		Whirlpool EMEA Finance Sarl	0.500	02/20/28	1,143,645
			TOTAL UNITED STATES			50,698,861

			TOTAL CORPORATE BONDS			121,743,573
			(Cost $120,843,972)

GOVERNMENT BONDS - 66.1%

AUSTRALIA - 1.4%
AUD	3,650,000		Australia Government Bond	0.250	11/21/25	2,615,493
	2,100,000	z	Australia Government Bond	2.250	05/21/28	1,630,681
	2,550,000	z	Australia Government Bond	1.750	06/21/51	1,518,764
	1,685,000		New South Wales Treasury Corp	3.000	04/20/29	1,349,845
			TOTAL AUSTRALIA			7,114,783

BELGIUM - 0.5%
EUR	2,125,000	g	Kingdom of Belgium Government International Bond	0.000	10/22/27	2,480,652
			TOTAL BELGIUM			2,480,652

BENIN - 0.3%
EUR	1,275,000	g	Benin Government International Bond	4.950	01/22/35	1,401,700
			TOTAL BENIN			1,401,700
320

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

BERMUDA - 0.1%
	$340,000	g	Bermuda Government International Bond	2.375%	08/20/30	$336,600
			TOTAL BERMUDA			336,600

BRAZIL - 0.2%
	1,000,000		Brazilian Government International Bond	3.875	06/12/30	938,290
			TOTAL BRAZIL			938,290

CAMEROON - 0.1%
EUR	650,000	g	Republic of Cameroon International Bond	5.950	07/07/32	730,639
			TOTAL CAMEROON			730,639

CANADA - 2.6%
CAD	1,700,000	g	Canada Housing Trust No 1	2.550	12/15/23	1,412,253
	2,625,000		Canadian Government Bond	2.000	06/01/28	2,177,015
	775,000		Canadian Government Bond	2.000	12/01/51	623,144
	3,600,000		Canadian Government International Bond	2.000	09/01/23	2,958,481
	1,300,000		Canadian Government International Bond	5.000	06/01/37	1,488,214
	1,350,000		Hydro-Quebec	4.000	02/15/55	1,381,383
	1,600,000		Province of British Columbia Canada	2.550	06/18/27	1,340,944
	1,600,000		Province of New Brunswick Canada	3.100	08/14/28	1,376,315
	1,000,000		Province of Quebec Canada	2.750	09/01/27	846,170
			TOTAL CANADA			13,603,919

CHILE - 0.1%
EUR	650,000		Chile Government International Bond	1.250	01/22/51	658,997
			TOTAL CHILE			658,997

CHINA - 10.2%
CNY	6,400,000		China Government Bond	2.570	05/20/23	1,001,113
	83,560,000		China Government Bond	2.880	11/05/23	13,135,377
	14,500,000		China Government Bond	3.270	11/19/30	2,313,828
	12,700,000		China Government Bond	3.810	09/14/50	2,081,937
	18,800,000		China Government Bond	3.720	04/12/51	3,052,934
	15,000,000		China Government International Bond	2.240	03/05/23	2,337,138
	27,700,000		China Government International Bond	2.360	07/02/23	4,315,050
	49,600,000		China Government International Bond	2.940	10/17/24	7,806,512
	60,500,000		China Government International Bond	3.120	12/05/26	9,575,274
	18,900,000		China Government International Bond	3.860	07/22/49	3,103,277
	30,000,000		China Government International Bond	3.390	03/16/50	4,569,607
			TOTAL CHINA			53,292,047

COTE D’IVOIRE - 0.3%
EUR	1,000,000	g	Ivory Coast Government International Bond	5.875	10/17/31	1,197,713
	100,000	g	Ivory Coast Government International Bond	4.875	01/30/32	112,814
			TOTAL COTE D’IVOIRE			1,310,527

CROATIA - 0.2%
EUR	1,000,000	z	Croatia Government International Bond	1.125	03/04/33	1,141,408
			TOTAL CROATIA			1,141,408
321

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

CYPRUS - 0.9%
EUR	1,300,000	z	Cyprus Government International Bond	2.375%	09/25/28	$1,717,990
	1,100,000	z	Cyprus Government International Bond	0.625	01/21/30	1,284,700
	575,000	z	Cyprus Government International Bond	2.750	02/26/34	814,352
	500,000	z	Cyprus Government International Bond	2.750	05/03/49	777,364
			TOTAL CYPRUS			4,594,406

DOMINICAN REPUBLIC - 0.2%
DOP	15,000,000	g	Dominican Republic Government International Bond	9.750	06/05/26	314,289
	$750,000	g	Dominican Republic Government International Bond	4.875	09/23/32	761,258
			TOTAL DOMINICAN REPUBLIC			1,075,547

ECUADOR - 0.1%
	78,000	g	Ecuador Government International Bond	0.000	07/31/30	41,633
	441,250	g	Ecuador Government International Bond (Step Bond)	5.000	07/31/30	366,238
	309,125	g	Ecuador Government International Bond (Step Bond)	1.000	07/31/35	203,639
			TOTAL ECUADOR			611,510

EGYPT - 0.8%
	$850,000	g	Egypt Government International Bond	5.750	05/29/24	878,258
EGP	16,250,000		Egypt Government International Bond	15.900	07/02/24	1,063,330
	$525,000	g	Egypt Government International Bond	7.600	03/01/29	528,236
EUR	900,000	g	Egypt Government International Bond	6.375	04/11/31	979,409
	$300,000	g	Egypt Government International Bond	7.053	01/15/32	281,423
	675,000	g	Egypt Government International Bond	8.500	01/31/47	623,323
			TOTAL EGYPT			4,353,979

EL SALVADOR - 0.1%
	1,000,000	g	El Salvador Government International Bond	6.375	01/18/27	767,500
			TOTAL EL SALVADOR			767,500

FRANCE - 3.2%
EUR	4,500,000		French Republic Government Bond OAT	0.500	05/25/25	5,368,603
	3,775,000		French Republic Government Bond OAT	0.750	11/25/28	4,596,891
	2,450,000	g	French Republic Government Bond OAT	0.500	05/25/40	2,771,517
	910,000	g	French Republic Government Bond OAT	0.750	05/25/52	1,025,506
	2,500,000	z	UNEDIC ASSEO	0.250	07/16/35	2,782,220
			TOTAL FRANCE			16,544,737

GERMANY - 0.3%
EUR	1,200,000		Bundesrepublik Deutschland Bundesanleihe	0.000	02/15/31	1,405,730
			TOTAL GERMANY			1,405,730

GHANA - 0.5%
	$166,667	g	Ghana Government International Bond	9.250	09/15/22	167,503
	500,000	g	Ghana Government International Bond	7.750	04/07/29	445,257
	825,000	g	Ghana Government International Bond	8.125	03/26/32	726,361
	1,000,000	g	Ghana Government International Bond	8.627	06/16/49	845,882
GHS	4,300,000		Republic of Ghana Government Bonds	16.500	02/06/23	687,747
			TOTAL GHANA			2,872,750
322

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

GREECE - 0.7%
EUR	575,000	g	Hellenic Republic Government International Bond	3.875%	03/12/29	$799,619
	2,300,000	g	Hellenic Republic Government International Bond	1.500	06/18/30	2,721,700
			TOTAL GREECE			3,521,319

GUATEMALA - 0.2%
	$775,000	g	Guatemala Government International Bond	6.125	06/01/50	909,075
			TOTAL GUATEMALA			909,075

HONDURAS - 0.0%
	200,000	e,g	Honduras Government International Bond	5.625	06/24/30	199,000
			TOTAL HONDURAS			199,000

HONG KONG - 0.1%
	475,000	g	Airport Authority	1.625	02/04/31	456,140
			TOTAL HONG KONG			456,140

HUNGARY - 0.2%
EUR	600,000	z	Hungary Government International Bond	1.750	06/05/35	720,221
	225,000	g	Hungary Government International Bond	3.125	09/21/51	219,238
			TOTAL HUNGARY			939,459

ICELAND - 0.2%
EUR	1,000,000	z	Iceland Government International Bond	0.000	04/15/28	1,132,141
			TOTAL ICELAND			1,132,141

INDIA - 0.1%
	$200,000		Export-Import Bank of India	3.875	03/12/24	210,958
	250,000	g	Export-Import Bank of India	2.250	01/13/31	234,330
			TOTAL INDIA			445,288

INDONESIA - 0.7%
IDR	13,000,000,000		Indonesia Treasury Bond	8.125	05/15/24	1,002,470
	17,000,000,000		Indonesia Treasury Bond	6.375	04/15/32	1,228,520
	22,800,000,000		Indonesia Treasury Bond	7.500	05/15/38	1,683,023
			TOTAL INDONESIA			3,914,013

ISRAEL - 0.7%
ILS	5,250,000		Israel Government International Bond	5.500	01/31/42	2,590,968
	3,200,000		Israel Government International Bond	3.750	03/31/47	1,274,715
			TOTAL ISRAEL			3,865,683

ITALY - 4.8%
EUR	5,525,000		Italy Buoni Poliennali Del Tesoro	2.450	10/01/23	6,711,074
	3,950,000		Italy Buoni Poliennali Del Tesoro	1.250	12/01/26	4,744,911
	3,675,000		Italy Buoni Poliennali Del Tesoro	0.950	09/15/27	4,331,239
	1,000,000		Italy Buoni Poliennali Del Tesoro	0.900	04/01/31	1,137,534
	1,250,000	g	Italy Buoni Poliennali Del Tesoro	0.950	12/01/31	1,415,774
	2,400,000	g	Italy Buoni Poliennali Del Tesoro	0.950	03/01/37	2,571,452
	900,000	g	Italy Buoni Poliennali Del Tesoro	3.450	03/01/48	1,395,189
	1,050,000	g	Italy Buoni Poliennali Del Tesoro	3.850	09/01/49	1,747,852
	950,000	g	Italy Buoni Poliennali Del Tesoro	1.700	09/01/51	1,059,347
			TOTAL ITALY			25,114,372
323

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

JAPAN - 11.5%
JPY	13,000,000		Japan Finance Organization for Municipalities	0.440%	08/15/25	$115,912
	21,000,000		Japan Finance Organization for Municipalities	0.320	01/19/26	186,614
	30,000,000		Japan Finance Organization for Municipalities	0.145	02/16/26	264,648
	14,000,000		Japan Finance Organization for Municipalities	0.020	05/22/26	122,819
	402,000,000		Japan Government Five Year Bond	0.100	06/20/23	3,538,774
	557,000,000		Japan Government Ten Year Bond	0.100	06/20/28	4,933,417
	335,000,000		Japan Government Ten Year Bond	0.100	06/20/29	2,964,516
	322,000,000		Japan Government Ten Year Bond	0.100	09/20/29	2,847,538
	325,000,000		Japan Government Ten Year Bond	0.100	12/20/29	2,872,489
	210,000,000		Japan Government Ten Year Bond	0.100	03/20/30	1,855,671
	425,000,000		Japan Government Ten Year Bond	0.100	06/20/30	3,752,644
	513,000,000		Japan Government Ten Year Bond	0.100	09/20/30	4,523,412
	525,950,000		Japan Government Thirty Year Bond	2.500	09/20/34	5,948,711
	457,700,000		Japan Government Thirty Year Bond	0.500	09/20/46	3,943,880
	73,000,000		Japan Government Thirty Year Bond	0.600	09/20/50	628,410
	340,000,000		Japan Government Twenty Year Bond	2.100	03/20/26	3,268,621
	229,000,000		Japan Government Twenty Year Bond	1.800	09/20/31	2,345,037
	117,000,000		Japan Government Twenty Year Bond	1.700	03/20/32	1,193,939
	278,000,000		Japan Government Twenty Year Bond	0.600	12/20/36	2,543,604
	256,000,000		Japan Government Twenty Year Bond	0.500	06/20/38	2,293,538
	660,000,000		Japan Government Twenty Year Bond	0.700	09/20/38	6,094,323
	185,000,000		Japan Government Twenty Year Bond	0.300	06/20/39	1,594,017
	312,000,000		Japan Government Twenty Year Bond	0.400	09/20/40	2,713,052
			TOTAL JAPAN			60,545,586

KAZAKHSTAN - 0.3%
KZT	672,350,900		National Bank of Kazakhstan Notes	0.000	11/19/21	1,565,819
			TOTAL KAZAKHSTAN			1,565,819

KENYA - 0.3%
	$1,200,000	g	Kenya Government International Bond	7.000	05/22/27	1,272,572
	575,000	g	Kenya Government International Bond	6.300	01/23/34	561,225
			TOTAL KENYA			1,833,797

KOREA, REPUBLIC OF - 2.4%
	$200,000		Export-Import Bank of Korea	3.000	11/01/22	204,751
KRW	2,220,000,000		Korea Treasury Bond	2.250	09/10/23	1,913,482
	3,800,000,000		Korea Treasury Bond	1.500	03/10/25	3,175,780
	1,200,000,000		Korea Treasury Bond	1.375	12/10/29	933,083
	3,420,000,000		Korea Treasury Bond	2.000	06/10/31	2,780,072
	4,435,000,000		Korea Treasury Bond	2.375	09/10/38	3,682,888
			TOTAL KOREA, REPUBLIC OF			12,690,056

LEBANON - 0.0%
	$1,400,000	†,q,z	Lebanon Government International Bond	6.850	03/23/27	210,000
			TOTAL LEBANON			210,000
324

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

MACEDONIA - 0.3%
EUR	1,050,000	g	North Macedonia Government International Bond	3.675%	06/03/26	$1,316,005
			TOTAL MACEDONIA			1,316,005

MALAYSIA - 0.5%
MYR	5,700,000		Malaysia Government International Bond	3.828	07/05/34	1,330,437
	5,400,000		Malaysia Government International Bond	3.757	05/22/40	1,226,847
			TOTAL MALAYSIA			2,557,284

MEXICO - 0.5%
MXN	23,500,000		Mexican Bonos	5.750	03/05/26	1,077,715
	8,400,000		Mexican Bonos	8.500	05/31/29	432,240
	5,000,000		Mexican Bonos	7.750	05/29/31	246,636
	1,025,000		Mexico Government International Bond	4.280	08/14/41	1,068,327
			TOTAL MEXICO			2,824,918

MONGOLIA - 0.1%
	$550,000	e,g	Mongolia Government International Bond	4.450	07/07/31	525,319
			TOTAL MONGOLIA			525,319

MOROCCO - 0.4%
EUR	850,000	g	Morocco Government International Bond	1.375	03/30/26	978,913
	1,100,000	g	Morocco Government International Bond	1.500	11/27/31	1,164,414
			TOTAL MOROCCO			2,143,327

NETHERLANDS - 0.2%
EUR	550,000	g	Netherlands Government International Bond	2.750	01/15/47	1,040,503
			TOTAL NETHERLANDS			1,040,503

NEW ZEALAND - 0.3%
NZD	2,370,000		New Zealand Government Bond	2.000	05/15/32	1,611,826
			TOTAL NEW ZEALAND			1,611,826

NIGERIA - 0.3%
	$1,325,000	g	Nigeria Government International Bond	6.500	11/28/27	1,354,742
			TOTAL NIGERIA			1,354,742

NORWAY - 1.0%
NOK	9,000,000		City of Oslo Norway	2.050	10/31/24	1,069,217
	34,375,000	g	Norway Government International Bond	2.000	04/26/28	4,156,960
			TOTAL NORWAY			5,226,177

PAKISTAN - 0.2%
	$1,000,000	g	Pakistan Government International Bond	6.000	04/08/26	1,007,312
			TOTAL PAKISTAN			1,007,312

PANAMA - 0.4%
	1,200,000		Panama Bonos del Tesoro	3.362	06/30/31	1,188,000
	1,000,000		Panama Notas del Tesoro	3.750	04/17/26	1,061,630
			TOTAL PANAMA			2,249,630
325

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

PARAGUAY - 0.2%
	$925,000	g	Paraguay Government International Bond	5.400%	03/30/50	$1,042,938
			TOTAL PARAGUAY			1,042,938

PHILIPPINES - 0.1%
PHP	27,000,000		Philippine Government International Bond	6.250	01/14/36	623,778
			TOTAL PHILIPPINES			623,778

POLAND - 0.6%
PLN	11,905,000		Republic of Poland Government International Bond	2.750	10/25/29	3,009,036
			TOTAL POLAND			3,009,036

REPUBLIC OF SERBIA - 1.0%
EUR	1,700,000	g	Serbia Government International Bond	1.500	06/26/29	1,924,536
	725,000	g	Serbia International Bond	2.050	09/23/36	779,210
RSD	120,000,000		Serbia Treasury Bonds	5.875	02/08/28	1,329,337
	101,500,000		Serbia Treasury Bonds	4.500	08/20/32	1,028,136
			TOTAL REPUBLIC OF SERBIA			5,061,219

ROMANIA - 0.8%
RON	9,500,000		Romania Government International Bond	4.150	01/26/28	2,144,895
EUR	800,000	g	Romanian Government International Bond	2.000	01/28/32	882,308
	850,000	g	Romanian Government International Bond	2.000	04/14/33	920,033
			TOTAL ROMANIA			3,947,236

RUSSIA - 0.3%
RUB	90,000,000		Russian Federal Bond-OFZ	4.500	07/16/25	1,120,927
	37,000,000		Russian Federal Bond-OFZ	6.900	07/23/31	481,439
			TOTAL RUSSIA			1,602,366

RWANDA - 0.5%
	$2,450,000	g	Rwanda International Government Bond	5.500	08/09/31	2,504,520
			TOTAL RWANDA			2,504,520

SAUDI ARABIA - 0.2%
	375,000	g	Saudi Government International Bond	3.250	10/26/26	401,550
	750,000	g	Saudi Government International Bond	2.500	02/03/27	774,105
			TOTAL SAUDI ARABIA			1,175,655

SENEGAL - 0.4%
EUR	1,000,000	g	Senegal Government International Bond	4.750	03/13/28	1,175,874
	825,000	g	Senegal Government International Bond	5.375	06/08/37	916,242
			TOTAL SENEGAL			2,092,116

SINGAPORE - 0.5%
SGD	3,525,000		Singapore Government Bond	1.625	07/01/31	2,563,746
			TOTAL SINGAPORE			2,563,746
326

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

SOUTH AFRICA - 0.4%
ZAR	10,700,000		South Africa Government International Bond	10.500%	12/21/26	$767,930
	16,500,000		South Africa Government International Bond	7.000	02/28/31	887,347
	7,800,000		South Africa Government International Bond	8.750	01/31/44	419,556
			TOTAL SOUTH AFRICA			2,074,833

SPAIN - 3.9%
EUR	1,100,000	z	Autonomous Community of Madrid Spain	1.571	04/30/29	1,381,051
	4,325,000	g	Spain Government International Bond	0.500	10/31/31	4,948,390
	4,600,000	g	Spain Government International Bond	2.750	10/31/24	5,808,841
	1,095,000	g	Spain Government International Bond	1.400	07/30/28	1,368,415
	1,875,000	g	Spain Government International Bond	0.600	10/31/29	2,210,935
	1,250,000	g	Spain Government International Bond	0.100	04/30/31	1,386,748
	2,650,000	g	Spain Government International Bond	1.200	10/31/40	3,133,325
			TOTAL SPAIN			20,237,705

SUPRANATIONAL - 2.6%
	$1,200,000	g	Africa Finance Corp	2.875	04/28/28	1,192,069
GBP	695,000		African Development Bank	0.500	06/22/26	926,681
	$750,000	z	African Export-Import Bank	5.250	10/11/23	801,776
	750,000	g	African Export-Import Bank	2.634	05/17/26	758,245
INR	105,000,000		Asian Development Bank	6.200	10/06/26	1,413,017
	$1,250,000	g	Banque Ouest Africaine de Developpement	4.700	10/22/31	1,360,623
EUR	650,000	g	Banque Ouest Africaine de Developpement	2.750	01/22/33	792,862
	$1,700,000	†	European Bank for Reconstruction & Development	10.000	02/28/23	1,493,541
AUD	2,150,000		Inter-American Development Bank	4.750	08/27/24	1,765,817
NZD	1,577,000		International Bank for Reconstruction & Development	3.375	01/25/22	1,136,634
CAD	1,600,000		International Bank for Reconstruction & Development	1.900	01/16/25	1,308,804
GBP	700,000		International Finance Corp	0.250	12/15/25	927,322
			TOTAL SUPRANATIONAL			13,877,391

SWEDEN - 0.2%
SEK	9,000,000		Sweden Government Bond	0.500	11/24/45	982,421
			TOTAL SWEDEN			982,421

THAILAND - 0.7%
THB	30,000,000		Thailand Government International Bond	1.450	12/17/24	917,993
	55,000,000		Thailand Government International Bond	3.300	06/17/38	1,804,067
	29,000,000		Thailand Government International Bond	2.000	06/17/42	777,632
			TOTAL THAILAND			3,499,692

UKRAINE - 0.6%
UAH	31,000,000		Ukraine Government International Bond	17.000	05/11/22	1,214,320
EUR	1,000,000	g	Ukraine Government International Bond	6.750	06/20/26	1,243,291
	850,000	g	Ukraine Government International Bond	4.375	01/27/30	915,134
			TOTAL UKRAINE			3,372,745

UNITED ARAB EMIRATES - 0.0%
	$250,000	z	Emirate of Dubai Government International Bonds	3.900	09/09/50	236,099
			TOTAL UNITED ARAB EMIRATES			236,099
327

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

UNITED KINGDOM - 3.8%
GBP	2,425,000		United Kingdom Gilt		1.625%	10/22/28	$3,492,307
	3,775,000		United Kingdom Gilt		0.875	07/31/33	5,053,883
	3,350,000		United Kingdom Gilt		1.750	09/07/37	4,977,338
	2,000,000		United Kingdom Gilt		1.250	10/22/41	2,766,025
	1,800,000		United Kingdom Gilt		0.875	01/31/46	2,304,147
	1,260,000		United Kingdom Gilt		0.625	10/22/50	1,511,692
			TOTAL UNITED KINGDOM				20,105,392

URUGUAY - 0.4%
UYU	21,800,000	g	Uruguay Government International Bond		8.500	03/15/28	511,026
	$625,000		Uruguay Government International Bond		4.375	01/23/31	721,831
UYU	40,600,000		Uruguay Government International Bond		8.250	05/21/31	914,997
			TOTAL URUGUAY				2,147,854

UZBEKISTAN - 0.4%
	$1,450,000	g	Republic of Uzbekistan International Bond		4.750	02/20/24	1,518,406
UZS	7,600,000,000	g	Republic of Uzbekistan International Bond		14.000	07/19/24	713,858
			TOTAL UZBEKISTAN				2,232,264

			TOTAL GOVERNMENT BONDS				346,823,518
			(Cost $346,355,224)

STRUCTURED ASSETS - 4.2%

IRELAND - 0.8%
GBP	1,064,833	g,i	Atom Mortgage Securities DAC		0.000	07/22/31	1,457,866
			Series - 0 2021 1A (Class D)
EUR	900,000	g,i	Last Mile Logistics Pan Euro Finance DAC	EURIBOR 3 M + 2.700%	2.700	08/17/33	1,045,291
			Series - 0 2021 1A (Class E)
GBP	350,000	g,i	Taurus UK DAC		1.349	05/17/31	479,930
			Series - 0 2021 UK1A (Class B)
	690,000	g,i	Taurus UK DAC		1.699	05/17/31	945,247
			Series - 0 2021 UK1A (Class C)
	300,000	g,i	Taurus UK DAC		2.649	05/17/31	411,407
			Series - 0 2021 UK1A (Class D)
			TOTAL IRELAND				4,339,741

UNITED STATES - 3.4%
	2,000,000	g,i	Alen Mortgage Trust	LIBOR 1 M + 2.250%	2.340	04/15/34	2,001,882
			Series - 0 2021 ACEN (Class C)
	1,500,000		Carvana Auto Receivables Trust		1.270	03/10/28	1,491,359
			Series - 0 2021 N2 (Class D)
	1,500,000	i	COMM Mortgage Trust		4.380	08/10/48	1,565,803
			Series - 0 2015 CR24 (Class C)
	4,387,343	i	Connecticut Avenue Securities	LIBOR 1 M + 1.350%	1.439	09/25/29	4,407,974
			Series - 0 2017 C02 (Class 2ED3)

328

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

	$2,809,713	i	Connecticut Avenue Securities	LIBOR 1 M + 2.200%	2.289%	01/25/30	$2,859,750
			Series - 0 2017 C05 (Class 1M2)
	1,164,369	g	Diamond Resorts Owner Trust		2.700	11/21/33	1,165,860
			Series - 0 2021 1A (Class C)
	1,810,000	g,i	Freddie Mac STACR REMIC Trust		1.699	01/25/34	1,820,257
			Series - 0 2021 DNA5 (Class M2)
	448,002	g	MVW LLC		1.940	01/22/41	444,174
			Series - 0 2021 1WA (Class C)
	500,000	g	Oportun Issuance Trust		1.960	05/08/31	500,376
			Series - 0 2021 B (Class B)
	500,000	g	Oportun Issuance Trust		3.650	05/08/31	503,941
			Series - 0 2021 B (Class C)
	1,250,000	g	Purchasing Power Funding LLC		4.370	10/15/25	1,252,902
			Series - 0 2021 A (Class D)
			TOTAL UNITED STATES				18,014,278

			TOTAL STRUCTURED ASSETS				22,354,019
			(Cost $22,434,796)

			TOTAL BONDS				490,921,110
			(Cost $489,633,992)

SHORT-TERM INVESTMENTS - 2.0%

EGYPT - 0.7%
EGP	56,500,000		Egypt Treasury Bill		0.000	11/16/21	3,582,713
			TOTAL EGYPT				3,582,713

UNITED STATES - 1.0%
	$5,033,000		United States Treasury Bill		0.000	11/02/21	5,032,997
			TOTAL UNITED STATES				5,032,997

SHARES			COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.3%

UNITED STATES - 0.3%
	1,857,666	c	State Street Navigator Securities Lending Government Money Market Portfolio		0.030		1,857,666
			TOTAL UNITED STATES				1,857,666
			TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES				1,857,666

			TOTAL SHORT-TERM INVESTMENTS				10,473,376
			(Cost $10,488,803)
			TOTAL INVESTMENTS - 97.2%				510,443,614
			(Cost $509,266,036)
			OTHER ASSETS & LIABILITIES, NET - 2.8%				14,527,073
			NET ASSETS - 100.0%				$524,970,687
329

TIAA-CREF FUNDS – International Bond Fund

Abbreviation(s):
	AUD	Australian Dollar
	CAD	Canadian Dollar
	CNY	Chinese Yuan
	DOP	Dominican Republic Peso
	EGP	Egyptian Pound
	EUR	Euro
	EURIBOR	Euro Interbank offer Rate
	GBP	Pound Sterling
	GHS	Ghanaian Cedi
	IDR	Indonesian Rupiah
	ILS	Israeli New Shekel
	INR	Indian Rupee
	JPY	Japanese Yen
	KRW	South Korean Won
	KZT	Kazakhstani Tenge
	LIBOR	London Interbank Offered Rate
	M	Month
	MXN	Mexican Peso
	MYR	Malaysian Ringgit
	NOK	Norwegian Krone
	NZD	New Zealand Dollar
	PHP	Philippine Peso
	PLN	Polish Zloty
	RON	Romanian Leu
	RSD	Serbian Dinar
	RUB	Russian Ruble
	SEK	Swedish Krona
	SGD	Singapore Dollar
	THB	Thai Baht
	UAH	Ukrainian Hryvnia
	UGX	Ugandan Shilling
	UYU	Uruguayan Peso
	UZS	Uzebkistani Som
	ZAR	South African Rand

†	Security is categorized as Level 3 in the fair value hierarchy.
‡	Perpetual security.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,816,550.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/21, the aggregate value of these securities is $141,143,910 or 26.9% of net assets.
h	All or a portion of these securities were purchased on a delayed delivery basis.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
o	Payment in Kind Bond
q	In default
z	All or a portion of this security is owned by TIAA-CREF International Bond Offshore Limited which is a 100% owned subsidiary of the fund.

330

TIAA-CREF FUNDS – International Bond Fund

Forward foreign currency contracts outstanding as of October 31, 2021 were as follows:

Currency to be purchased	Receive	Currency to be sold	Deliver	Counterparty	Settlement date	Unrealized appreciation (depreciation)
EUR	598,710		$694,696	Australia and New Zealand Banking Group	11/02/21	$(2,560)
	$1,780,955	NZD	2,486,329	Australia and New Zealand Banking Group	02/01/22	2,254
	$996,702	NZD	1,392,571	Australia and New Zealand Banking Group	02/01/22	468
	$1,767,337	THB	58,839,061	Australia and New Zealand Banking Group	11/30/21	(5,351)
JPY	166,350,306		$1,467,669	Australia and New Zealand Banking Group	12/15/21	(7,349)
JPY	220,019,522		$1,941,471	Australia and New Zealand Banking Group	12/15/21	(10,012)
Total						$(22,550)
	$11,057,791	KRW	12,926,115,168	Citibank, N.A.	11/30/21	$62,644

	$15,085,397	CAD	18,622,206	Morgan Stanley	01/31/22	$36,931
	$1,945,039	ILS	6,201,317	Morgan Stanley	11/30/21	(14,953)
	$2,672,482	NOK	22,446,082	Morgan Stanley	01/31/22	18,089
	$1,506,883	PLN	5,997,705	Morgan Stanley	11/30/21	4,546
	$964,980	SEK	8,267,919	Morgan Stanley	01/31/22	946
	$548,478	ZAR	8,268,416	Morgan Stanley	11/30/21	9,145
Total						$54,704
	$9,114,063	AUD	12,123,171	Toronto Dominion Bank	01/31/22	$(7,740)
	$39,200,059	CNY	251,150,469	Toronto Dominion bank	11/30/21	108,971
	$165,252,799	EUR	142,232,963	Toronto Dominion bank	12/15/21	643,887
	$40,241,273	GBP	29,301,969	Toronto Dominion bank	01/31/22	131,428
	$62,840,786	JPY	7,130,144,961	Toronto Dominion bank	12/15/21	248,230
Total						$1,124,776
Total						$1,219,574

Abbreviation(s):
AUD	Australian Dollar
CAD	Canadian Dollar
CNY	Chinese Yuan
EUR	Euro
GBP	Pound Sterling
ILS	New Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
THB	Thai Baht
ZAR	South African Rand
331

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, TIAA-CREF Social Choice Equity Fund, TIAA-CREF Social Choice Low Carbon Equity Fund, TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Small-Cap Equity Fund and TIAA-CREF Social Choice International Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, TIAA-CREF Social Choice Equity Fund, TIAA-CREF Social Choice Low Carbon Equity Fund, TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Small-Cap Equity Fund and TIAA-CREF Social Choice International Equity Fund (fourteen of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant

332

estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 16, 2021

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

333

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Equity Index Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of TIAA-CREF Equity Index Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund (seven of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

334

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 16, 2021

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

335

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Emerging Markets Debt Fund and TIAA-CREF International Bond Fund

Opinions on the Financial Statements

We have audited the (i) accompanying statement of assets and liabilities, including the summary portfolio of investments, of TIAA-CREF Emerging Markets Debt Fund as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2021, and (ii) the accompanying consolidated statement of assets and liabilities, including the consolidated summary portfolio of investments, of TIAA-CREF International Bond Fund as of October 31, 2021, the related consolidated statement of operations for the year ended October 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2021 (two of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the “Funds”) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

336

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 16, 2021

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

337

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing date of the report under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for this annual reporting period.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s annual period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

13(a)(1) Copy of current SOX code of conduct for Senior Financial Officers

13(a)(2)(i) Section 302 certification of the principal executive officer

13(a)(2)(ii) Section 302 certification of the principal financial officer

13(b) Section 906 certification of principal executive officer and principal financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF FUNDS

Dated: January 6, 2022	By:	/s/Bradley Finkle
Bradley Finkle
Principal Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: January 6, 2022	By:	/s/Bradley Finkle
Bradley Finkle
Principal Executive Officer and President (principal executive officer)

Dated: January 6, 2022	By:	/s/E. Scott Wickerham
E. Scott Wickerham
Principal Financial Officer, Principal Accounting Officer and Treasurer (principal financial officer)